                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03833

                          MAINSTAY VP SERIES FUND, INC.
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                             George S. Shively, Esq.
                                51 Madison Avenue
                               New York, NY 10010
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 576-7000

Date of fiscal year end: 12/31

Date of reporting period: 01/01/10 - 06/30/10

                                   FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY VP SERIES FUND, INC.

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - June 30, 2010

        NOT A PART OF THE SEMIANNUAL REPORT

MESSAGE FROM THE PRESIDENT

Today's global markets are increasingly intercon-nected. While growth in one region can stimulate growth in another, the opposite can also occur. Perceived risks in one area can prompt investors to reassess risks in other areas, leading to a general market downturn. To a large extent, that's what happened during the first six months of 2010.

The U.S. equity market began the year on a positive note. Many investors were encouraged by continuing signs of economic recovery, and the stock market continued to climb, led by small-capitalization stocks. During the first quarter, value stocks outpaced growth stocks at all capitalization levels, and inves-tors saw opportunity potential among stocks with lower-quality earnings.

In April, however, the market's appetite for risk declined dramatically when Greece's sovereign debt was downgraded by Moody's and Standard & Poor's. Perceived risk in a respected European country led investors and rating agencies to rethink risks in other peripheral European nations, including Portugal, Spain and Ireland.

Meanwhile, a major drilling rig in the Gulf of Mexico caught fire, taking several lives. The resulting oil spill threatened wildlife, fishing and tourism from Florida to Mexico and beyond. Talk of additional government regulation and mandatory safeguards led investors to question not only the companies involved but also the prospects for the energy sector as a whole.

U.S. stocks sold off sharply during the second quarter, erasing any gains from the previous quarter. For the six months ended June 30, 2010, domestic stocks found themselves in negative territory, with large-cap growth stocks suffering the greatest losses and mid-cap value stocks declining the least. As a group, international stocks suffered double-digit declines. Not surprisingly, European stocks were particularly weak.

The sovereign debt crisis in Europe caused a flight to safety, or a general movement toward securities perceived to have lower risk. As investors moved into the U.S. Treasury market, prices rose and yields declined. With many investors seeking higher yields, demand for longer-dated U.S. Treasury securities increased. Demand for shorter-maturity issues also increased as new SEC money market fund rules called for improved liquidity, higher credit quality and shorter maturity limits.

Most major fixed-income sectors advanced during the first six months of 2010, with particularly strong performance from 7- to 10-year U.S. Treasurys and A-rated credits with 10 or more years to maturity. Domestic high-yield bonds and leveraged loans also advanced. International government bonds declined, however, largely because of fallout from the Euro-pean debt crisis.

With so many variables affecting market performance, how did the portfolio managers of MainStay VP Series Fund, Inc., focus their efforts during the first half of 2010? For the most part, they concentrated on the objectives, principal strategies and principal risks of their respective Portfolios; and they continued to pursue competitive returns over full market cycles.

At MainStay VP Series Fund, Inc., we believe that disciplined investing means staying the course and maintaining a long-term perspective. This can be particularly helpful in difficult markets. It allows investors to take advantage of market advances, ride out negative periods and adjust allocations gradually to keep them in line with long-range investment goals. While markets may vary and past performance is no guarantee of future results, MainStay VP Series Fund, Inc., remains focused on helping investors pursue their long-term financial objectives.

The reports that follow provide more detailed information about the market forces and particular securities that affected your MainStay VP Series Fund, Inc., investments during the six months ended June 30, 2010. We thank you for your business and look forward to serving you for many years to come.

Sincerely,

-s- Stephen P. Fisher
Stephen P. Fisher
President



                        Not part of the Semiannual Report

                       This page intentionally left blank

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY VP SERIES FUND, INC.

        MAINSTAY VP SEMIANNUAL REPORT

        Unaudited - June 30, 2010

The views expressed in this report and the information about each Portfolio's holdings are for the period covered by this report and are subject to change thereafter.

                       This page intentionally left blank

TABLE OF CONTENTS


INDEX DEFINITIONS                        M-2
--------------------------------------------
MAINSTAY VP BALANCED PORTFOLIO           M-4
--------------------------------------------
MAINSTAY VP BOND PORTFOLIO              M-24
--------------------------------------------
MAINSTAY VP CASH MANAGEMENT PORTFOLIO   M-44
--------------------------------------------
MAINSTAY VP COMMON STOCK PORTFOLIO      M-57
--------------------------------------------
MAINSTAY VP CONSERVATIVE ALLOCATION
PORTFOLIO                               M-72
--------------------------------------------
MAINSTAY VP CONVERTIBLE PORTFOLIO       M-84
--------------------------------------------
MAINSTAY VP FLOATING RATE PORTFOLIO    M-100
--------------------------------------------
MAINSTAY VP GOVERNMENT PORTFOLIO       M-120
--------------------------------------------
MAINSTAY VP GROWTH ALLOCATION
PORTFOLIO                              M-136
--------------------------------------------
MAINSTAY VP GROWTH EQUITY PORTFOLIO    M-148
--------------------------------------------
MAINSTAY VP HIGH YIELD CORPORATE BOND
PORTFOLIO                              M-160
--------------------------------------------
MAINSTAY VP ICAP SELECT EQUITY
PORTFOLIO                              M-184
--------------------------------------------
MAINSTAY VP INCOME BUILDER PORTFOLIO   M-196
--------------------------------------------
MAINSTAY VP INTERNATIONAL EQUITY
PORTFOLIO                              M-220
--------------------------------------------
MAINSTAY VP LARGE CAP GROWTH
PORTFOLIO                              M-236
--------------------------------------------
MAINSTAY VP MID CAP CORE PORTFOLIO     M-250
--------------------------------------------
MAINSTAY VP MODERATE ALLOCATION
PORTFOLIO                              M-266
--------------------------------------------
MAINSTAY VP MODERATE GROWTH
ALLOCATION PORTFOLIO                   M-278
--------------------------------------------
MAINSTAY VP S&P 500 INDEX PORTFOLIO    M-290
--------------------------------------------
MAINSTAY VP U.S. SMALL CAP PORTFOLIO   M-308
--------------------------------------------
NOTES TO FINANCIAL STATEMENTS          M-322
--------------------------------------------
BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AND SUBADVISORY AGREEMENTS  M-349
--------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES   M-353
--------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                   M-353



Investors should refer to the MainStay VP Series Fund, Inc., Prospectus dated May 1, 2010, for a discussion of each Portfolio's investment objectives, strategies and risks. You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010. These documents are also available at mainstayinvestments.com.


                                                    mainstayinvestments.com  M-1

INDEX DEFINITIONS

THE INFORMATION BELOW IS AN EXPLANATION OF THE VARIOUS INDICES, SERVICE PROVIDERS AND REFERENCE RATES CITED THROUGHOUT THE PORTFOLIO INVESTMENT AND PERFORMANCE COMPARISONS AND THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS SECTIONS THAT FOLLOW FROM PAGE M-4 THROUGH PAGE M-312. PLEASE USE THIS AS A REFERENCE.

PLEASE NOTE THAT YOU CANNOT MAKE AN INVESTMENT DIRECTLY IN AN INDEX. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RESULTS FOR SECURITIES INDICES ASSUME REINVESTMENT OF ALL INCOME AND CAPITAL GAINS BUT DO NOT REFLECT FEES, EXPENSES OR TAXES. SECURITIES IN EACH PORTFOLIO MAY NOT PRECISELY MATCH THOSE IN THE INDEX, AND AS A RESULT, PERFORMANCE OF THE PORTFOLIO MAY DIFFER.

BALANCED COMPOSITE INDEX is an unmanaged index that consists of the Russell Midcap(R) Value Index (60% weighted) and the Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index (40% weighted).

BANK OF AMERICA MERRILL LYNCH ALL U.S. CONVERTIBLE INDEX is a market-capitalization-weighted index of domestic corporate convertible securities. To be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million.

BANK OF AMERICA MERRILL LYNCH 1-10 YEAR U.S. CORPORATE & GOVERNMENT INDEX is a market-capitali-zation-weighted index that is made up of U.S. govern-ment and fixed-coupon domestic investment-grade corporate bonds.

BANK OF AMERICA MERRILL LYNCH U.S. CORPORATE & GOVERNMENT INDEX is an unmanaged index that consists of issues of the U.S. government and its agencies as well as investment-grade corporate securities.

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX is an unmanaged index that contains the following other unmanaged Barclays Capital indices: the U.S. Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $250 million.

BARCLAYS CAPITAL U.S. GOVERNMENT BOND INDEX is an unmanaged index that consists of U.S. government and agency issues as well as investment-grade fixed-rate debt securities.

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's.

CREDIT SUISSE LEVERAGED LOAN INDEX is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans.

INCOME BUILDER COMPOSITE INDEX consists of the MSCI World Index and the Barclays Capital U.S. Aggregate Bond Index weighed 50%/50%, respectively.

LIBOR--LONDON INTERBANK OFFERED RATES are the rates that the most creditworthy international banks dealing in Eurodollars charge each other for large loans. These rates are widely used as reference rates in bank, corporate and government lending agreements.

LIPPER INC. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested. More information about the Lipper peer group for an individual Portfolio can be found in the Portfolio's Investment and Performance Comparison.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX (MSCI EAFE(R) INDEX) is an unmanaged free float-adjusted market-capitalization index that is designed to measure developed-market equity performance, excluding the United States and Canada. Since May 27, 2010, the MSCI EAFE(R) Index has consisted of the following 22 developed-market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (MSCI WORLD INDEX) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2009, the MSCI World Index consisted of the following 23 developed market country indices:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

RUSSELL 1000(R) INDEX is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000(R) Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

RUSSELL 1000(R) GROWTH INDEX is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) INDEX is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000(R) Index is a subset of the Russell 3000(R) Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

RUSSELL 2000(R) GROWTH INDEX is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2500(TM) INDEX is an unmanaged index that measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500(TM) Index is a subset of the Russell 3000(R) Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

RUSSELL 3000(R) INDEX is an unmanaged index that measures the performance of the largest 3,000 U.S. companies.

RUSSELL MIDCAP(R) INDEX is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap(R) Index is a subset of the Russell 1000(R) Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

RUSSELL MIDCAP(R) VALUE INDEX is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

"S&P 500(R)" is a registered trademark of the McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell or promote the Portfolios in this report. The S&P 500(R) Index is an unman- aged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance.

S&P 500/CITIGROUP VALUE INDEX is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500(R) Index. On a growth-value spectrum, stocks in the S&P 500/Citigroup Value Index have been identified as falling either wholly or partially within the value half of the spectrum, based on multiple factors.

S&P MIDCAP 400(R) INDEX is an unmanaged market-value-weighted index that consists of 400 domestic common stocks chosen for market size, liquidity and industry-group representation and is generally considered representative of the market for domestic midcap stocks.


                                                    mainstayinvestments.com  M-3

MAINSTAY VP BALANCED PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/10
--------------------------------------------------------------------------------

                                                                                         SINCE
AVERAGE ANNUAL                                  SIX           ONE          FIVE        INCEPTION
TOTAL RETURNS                                 MONTHS         YEAR          YEARS       (5/2/05)
------------------------------------------------------------------------------------------------
After Portfolio operating
  expenses                                     -0.29%        14.97%        1.49%         2.05%





(LINE GRAPH)

                                                                                BANK OF
                                                                            AMERICA MERRILL
                                                                              LYNCH 1-10
                                    RUSSEL MIDCAP                              YEAR U.S.
                  MAINSTAY VP         (R) VALUE      BALANCED COMPOSITE       CORPORATE &
              BALANCED PORTFOLIO        INDEX               INDEX          GOVERNMENT INDEX
              ------------------    -------------    ------------------    ----------------
05/02/05             10000              10000               10000                10000
06/30/05             10311              10754               10502                10130
06/30/06             10892              12287               11383                10118
06/30/07             12166              15001               13133                10704
06/30/08             11312              12438               12119                11484
06/30/09              9658               8642               10090                12026
06/30/10             11104              11141               12199                13036



SERVICE CLASS                                                     AS OF 6/30/10
--------------------------------------------------------------------------------

                                                                                         SINCE
AVERAGE ANNUAL                                  SIX           ONE          FIVE        INCEPTION
TOTAL RETURNS                                 MONTHS         YEAR          YEARS       (5/2/05)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             -0.42%        14.69%        1.22%         1.78%





(LINE GRAPH)

                                                                                                                   BANK OF
                                                                                                               AMERICA MERRILL
                                                                                                                 LYNCH 1-10
                                                                       RUSSEL MIDCAP                              YEAR U.S.
                                                     MAINSTAY VP        VALUE INDEX     BALANCED COMPOSITE       CORPORATE &
                                                 BALANCED PORTFOLIO         (R)                INDEX          GOVERNMENT INDEX
                                                 ------------------    -------------    ------------------    ----------------
05/02/05                                                10000              10000               10000                10000
06/30/05                                                10307              10754               10502                10130
06/30/06                                                10851              12287               11383                10118
06/30/07                                                12091              15001               13133                10704
06/30/08                                                11214              12438               12119                11484
06/30/09                                                 9550               8642               10090                12026
06/30/10                                                10953              11141               12199                13036




 BENCHMARK PERFORMANCE                                                                   SINCE
                                                                                       INCEPTION
                                                SIX           ONE          FIVE         OF THE
                                              MONTHS         YEAR          YEARS       PORTFOLIO
Russell Midcap(R) Value Index(1)               -0.88%        28.91%        0.71%         2.11%
Balanced Composite Index(1)                     1.57         20.91         3.04          3.92
Bank of America Merrill Lynch 1-10 Year
  U.S. Corporate & Government Index(1)          4.60          8.40         5.17          5.27
Average Lipper Variable Products Mixed-
  Asset Target Allocation Growth
  Portfolio(2)                                 -4.37         13.37         1.42          2.07





1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
2. The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance.



M-4    MainStay VP Balanced Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BALANCED PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2010, to June 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2010, to June 30, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     1/1/10         6/30/10       PERIOD(1)         6/30/10        PERIOD(1)
INITIAL CLASS SHARES          $1,000.00        $997.10         $4.16          $1,020.60         $4.21
-------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES          $1,000.00        $995.80         $5.39          $1,019.40         $5.46
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.84% for Initial Class and 1.09% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                  mainstayinvestments.com    M-5

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                   55.4
U.S. Government & Federal Agencies              18.1
Corporate Bonds                                 17.5
Exchange Traded Fund                             4.1
Yankee Bonds                                     2.3
Mortgage-Backed Securities                       1.4
Short-Term Investment                            0.7
Other Assets, Less Liabilities                   0.3
Asset-Backed Security                            0.2




 See Portfolio of Investments beginning on page M-10 for specific holdings within these categories.

 TOP TEN HOLDINGS OR ISSUERS HELD AS OF JUNE 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  United States Treasury Notes, 0.875%-3.625%, due
        7/31/11-5/15/20
    2.  S&P 500 Index-SPDR Trust Series 1
    3.  Federal National Mortgage Association, 2.75%-5.50%, due
        2/15/11-10/15/15
    4.  Federal Home Loan Mortgage Corporation, 1.50%-5.125%, due
        11/23/10-9/27/13
    5.  Annaly Capital Management, Inc.
    6.  Eli Lilly & Co.
    7.  Comcast Corp. Class A
    8.  ITT Corp.
    9.  Time Warner Cable, Inc.
   10.  JPMorgan Chase & Co., 2.625%-6.625%,
        due 12/1/10-3/25/20






M-6    MainStay VP Balanced Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY TONY H. ELAVIA OF MADISON SQUARE INVESTORS LLC, THE PORTFOLIO'S SUBADVISOR AND THOMAS J. GIRARD OF NEW YORK LIFE INVESTMENTS,(1) THE PORTFOLIO'S MANAGER.

HOW DID MAINSTAY VP BALANCED PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2010?

For the six months ended June 30, 2010, MainStay VP Balance Portfolio returned -0.29% for Initial Class shares and -0.42% for Service Class shares. Both share classes outperformed the -4.37% return of the average Lipper(2) Variable Products Mixed-Asset Target Allocation Growth Portfolio and the -0.88% return of the Russell Midcap(R) Value Index(2) but underperformed the 1.57% return of the Portfolio's Balanced Composite Index(2) for the six months ended June 30, 2010. The Russell Midcap(R) Value Index is the Portfolio's broad-based securities-market index.

WHAT NOTABLE FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE REPORTING PERIOD?

The Portfolio fared quite well relative to its peers, primarily because the equity portion of the Portfolio was biased toward mid-cap value stocks. The Portfolio invests in a mix of stocks and bonds, while the Russell Midcap(R) Value Index consists entirely of stocks. Although mid-cap value stocks declined during the first six months of 2010, the Portfolio's substantial allocation to bonds helped the Portfolio outperform its benchmark.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S EQUITY PERFORMANCE AND WHICH SECTORS DETRACTED THE MOST?

In the equity portion of the Portfolio, the financials sector was the largest and best-performing sector during the reporting period. It was also the only sector to provide a positive total return. The Portfolio's financial stocks benefited from a very strong earnings recovery and an abatement in loan loss provisioning. Significant equity holdings in the consumer discretionary and industrials sectors also held their value relatively well. Consumer discretionary stocks benefited from a rebound in retail sales, while industrial stocks enjoyed a tailwind from inventory restocking and a jump in global trade. Although overall total returns for the Portfolio's equity holdings in financials and consumer discretionary were negative, these sectors outperformed the equity portion of the Portfolio as a whole.

In the equity portion of the Portfolio, information technology stocks detracted the most from absolute performance, followed by holdings in the materials and utilities sectors.

WERE THERE OTHER SIGNIFICANT FACTORS THAT AFFECTED RELATIVE PERFORMANCE IN THE EQUITY PORTION OF THE PORTFOLIO DURING THE REPORTING PERIOD?

Sector allocations are not the only way of analyzing contributions to relative performance. Generally speaking, the equity portion of the Portfolio seeks to invest in attractively priced securities with strong price and earnings momentum. During the reporting period, this approach did not substantially help or detract from the performance of the equity portion of the Portfolio. The one distinguishing characteristic that did have a meaningful impact on relative performance was capitalization. The Portfolio's benchmark consists entirely of mid-cap value stocks, which performed well in a difficult market, whereas the Portfolio invests in a mix of mid- and large-cap positions. The inclusion of large-cap positions fully accounted for the performance shortfall between the equity portion of the Portfolio and the Russell Midcap(R) Value Index.

DURING THE REPORTING PERIOD, WHICH STOCKS PROVIDED THE STRONGEST CONTRIBUTIONS TO ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

In the equity portion of the Portfolio, the most significant contributions to absolute performance came from positions in regional banks Regions Financial and Zions Bancorp and engine manufacturer Cummins. All of these positions were at their largest during the first portion of the reporting period, when stock prices were generally up. As the reporting period wore on, we reduced these positions, which made them less influential as stock prices declined. The two banks fared well as credit conditions improved and the commercial real estate market began to stabilize. Cummins benefited from the strengthening economy and growing global auto demand.

The most significant detractor from performance in the equity portion of the Portfolio was BlackRock. On the basis of assets under management, BlackRock is the largest investment management firm in the

1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                  mainstayinvestments.com    M-7
world. The company has been working to digest its recent acquisition of Barclays Global Investors. Our equity position in Ford Motor also detracted from absolute performance because we initiated the position midway through the reporting period, shortly before equity prices began to tumble. A large position in mining company Freeport-McMoRan Copper & Gold also detracted. The company's stock price fell as industrial commodity prices declined.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING THE REPORTING PERIOD?

Since the equity portion of the Portfolio had transactions in more than 250 individual securities during the reporting period, it would be misleading to attach too much significance to any small number of trades.

Among the largest equity purchases were pharma-ceutical company Eli Lilly, mine operator Freeport-McMoRan Copper & Gold, casino operator Las Vegas Sands and specialty equipment manufacturer Oshkosh.

Some of the largest net sales in the equity portion of the Portfolio were iron and coal miner Cliffs Natural Resources, offshore driller Ensco PLC, high-end retailer Coach and telecommunication services firm Verizon.

HOW DID THE PORTFOLIO'S EQUITY SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

In the equity portion of the Portfolio, the largest increase was in the consumer discretionary sector, in anticipation of continued economic recovery and strong retail sales. Exposure to the health care sector was also enlarged, because we felt that recently adopted health care legislation would be beneficial. Relative to the Russell Midcap(R) Value Index, the Portfolio's equity exposure to materials also increased considerably, but the shift resulted more from the benchmark's reconstitution than from changes in the Portfolio.

During the reporting period, equity holdings in the utilities and telecommunication services sectors were reduced, as these sectors have historically been sensitive to interest-rate changes and we anticipated that rates could rise above their current low levels. The Portfolio's exposure to energy stocks was also reduced.

For increases and decreases alike, sector changes were relatively modest. Managing industry and sector allocations is not a central element in the Portfolio's investment process.

HOW WAS THE EQUITY PORTION OF THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2010, the equity portion of the Portfolio was moderately overweight in the consumer discretionary and health care sectors, considerably underweight in financials and moderately underweight in utilities. To some degree, this is merely a byproduct of the Portfolio's investment process rather than a deliberate expression of an opinion regarding the relative outlook for these sectors.

WHAT FACTORS AFFECTED THE FIXED-INCOME PORTION OF THE PORTFOLIO DURING THE REPORTING PERIOD?

During the six-month period ended June 30, 2010, the economic environment was somewhat uneven. For the first three and a half months, the economic recovery seemed to gain some traction. Treasury yields rose, and spreads(3) on non-Treasury assets generally tightened. Talk of the Federal Reserve moving to raise interest rates gained some momentum, and investors became hopeful that the economy had possibly turned the corner.

The second half of April, however, introduced somewhat higher volatility into the financial markets as investors began to focus on debt problems in Greece, Portugal and Spain. These concerns even began to spread to more developed economies such as the U.K. and the United States; and investors concluded that these countries--and their respective economies--faced serious challenges. Volatility continued to increase in the month of May as stocks around the globe sold off sharply, Treasury rates rallied and spreads on non-Treasury securities widened dramatically.

Emergency measures were put in place by the European Union, the European Central Bank and the Federal Reserve to ease default concerns--primarily in Greece, but in other countries as well. The uncertainty surrounding this issue led some market participants to become concerned about the global economic recovery. In the United States, a couple of soft labor reports--along with some other weak economic data--raised concerns about another possible recession, and consideration of rate hikes by the Federal Reserve may have been pushed well into 2011.


3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.


M-8    MainStay VP Balanced Portfolio

DURING THE REPORTING PERIOD, HOW DID THE FIXED-INCOME PORTION OF THE PORTFOLIO PERFORM RELATIVE TO THE BANK OF AMERICA MERRILL LYNCH 1-10 YEAR U.S. CORPORATE & GOVERNMENT INDEX?

The fixed-income portion of the Portfolio modestly outperformed its benchmark, the Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index, during the six months ended June 30, 2010. Much of the outperformance was the result of being overweight relative to the benchmark in non-Treasury sectors.

DURING THE REPORTING PERIOD, DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE FIXED-INCOME PORTION OF THE PORTFOLIO?

Surprisingly, the Portfolio did not undergo any significant shifts during the six months ended June 30, 2010. The Portfolio remained overweight in investment-grade corporate securities and in commercial mortgage-backed securities. The Portfolio was underweight U.S. Treasury securities.

Duration has shifted a bit, as the Portfolio started the year with a slightly shorter duration than its benchmark, but then shifted to a longer-than-benchmark position as rates began to rally.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Balanced Portfolio on this page and the preceding pages has not been audited.

                                                  mainstayinvestments.com    M-9

PORTFOLIO OF INVESTMENTS JUNE 30, 2010 UNAUDITED


                                PRINCIPAL
                                   AMOUNT         VALUE
LONG-TERM BONDS 39.5%+
ASSET-BACKED SECURITY 0.2%
-------------------------------------------------------

AUTOMOBILE 0.2%
Mercedes-Benz Auto
  Receivables Trust Series
  2009-1, Class A3
  1.67%, due 1/15/14           $  250,000  $    252,713
                                           ------------
Total Asset-Backed Security
  (Cost $249,994)                               252,713
                                           ------------


CORPORATE BONDS 17.5%
-------------------------------------------------------

AEROSPACE & DEFENSE 0.7%
Boeing Co. (The)
  4.875%, due 2/15/20             290,000       319,304
Goodrich Corp.
  4.875%, due 3/1/20               60,000        64,412
L-3 Communications Corp.
  5.20%, due 10/15/19             150,000       156,457
Lockheed Martin Corp.
  4.25%, due 11/15/19             300,000       315,393
Northrop Grumman Corp.
  5.05%, due 8/1/19               100,000       109,896
                                           ------------
                                                965,462
                                           ------------

AUTO PARTS & EQUIPMENT 0.2%
Johnson Controls, Inc.
  5.25%, due 1/15/11              250,000       253,960
                                           ------------


BANKS 2.0%
Bank of America Corp.
  5.625%, due 7/1/20              250,000       251,986
  5.65%, due 5/1/18               450,000       461,165
BB&T Corp.
  3.375%, due 9/25/13             500,000       515,674
Fifth Third Bancorp
  4.50%, due 6/1/18               125,000       118,196
KeyBank N.A.
  5.80%, due 7/1/14                50,000        53,380
KeyCorp
  6.50%, due 5/14/13              100,000       109,387
Morgan Stanley
  5.50%, due 1/26/20              200,000       193,480
  5.625%, due 9/23/19             200,000       193,483
PNC Funding Corp.
  5.125%, due 2/8/20              300,000       311,945
Wells Fargo & Co.
  3.75%, due 10/1/14              500,000       511,915
                                           ------------
                                              2,720,611
                                           ------------

BEVERAGES 0.4%
Anheuser-Busch Cos., Inc.
  6.00%, due 4/15/11              250,000       258,403
Anheuser-Busch InBev
  Worldwide, Inc.
  3.00%, due 10/15/12             250,000       256,637
                                           ------------
                                                515,040
                                           ------------

BUILDING MATERIALS 0.2%
CRH America, Inc.
  5.30%, due 10/15/13              50,000        53,749
Masco Corp.
  4.80%, due 6/15/15              300,000       278,620
                                           ------------
                                                332,369
                                           ------------

CHEMICALS 0.3%
Dow Chemical Co. (The)
  5.70%, due 5/15/18              325,000       342,616
                                           ------------


DIVERSIFIED FINANCIAL SERVICES 3.4%
American Express Co.
  5.50%, due 9/12/16              400,000       428,677
Bear Stearns Cos., Inc. (The)
  5.70%, due 11/15/14             412,000       456,335
Capital One Bank USA N.A.
  8.80%, due 7/15/19              250,000       312,103
Citigroup, Inc.
  5.85%, due 8/2/16               250,000       259,491
  6.00%, due 8/15/17              350,000       363,555
General Electric Capital
  Corp.
  5.90%, due 5/13/14              600,000       662,289
  6.00%, due 8/7/19               250,000       270,643
HSBC Finance Corp.
  7.00%, due 5/15/12              200,000       215,352
John Deere Capital Corp.
  7.00%, due 3/15/12              450,000       494,140
V  JPMorgan Chase & Co.
  2.625%, due 12/1/10 (a)         400,000       403,684
  4.95%, due 3/25/20              300,000       311,775
  6.625%, due 3/15/12             350,000       376,593
                                           ------------
                                              4,554,637
                                           ------------

ELECTRIC 1.7%
CenterPoint Energy Houston
  Electric LLC
  7.00%, due 3/1/14               175,000       203,018
Consolidated Edison Co. of
  New York
  7.50%, due 9/1/10               500,000       505,047
Duke Energy Corp.
  3.35%, due 4/1/15               350,000       356,991
Duke Energy Ohio, Inc.
  5.45%, due 4/1/19               200,000       227,143


 +  Percentages indicated are based on Portfolio net assets.
 V Among the Portfolio's 10 largest holdings or issuers held, as of June 30, 2010, excluding short-term investment. May be subject to change daily.


M-10    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

ELECTRIC (CONTINUED)
Florida Power Corp.
  4.55%, due 4/1/20            $  200,000  $    214,238
FPL Group Capital, Inc.
  2.55%, due 11/15/13             225,000       226,892
Kansas City Power & Light Co.
  7.15%, due 4/1/19               250,000       304,406
Peco Energy Co.
  5.00%, due 10/1/14              275,000       303,101
                                           ------------
                                              2,340,836
                                           ------------

ENVIRONMENTAL CONTROLS 0.4%
Republic Services, Inc.
  5.00%, due 3/1/20 (b)           225,000       233,306
  5.50%, due 9/15/19 (b)          250,000       270,531
                                           ------------
                                                503,837
                                           ------------

FINANCE--OTHER SERVICES 0.3%
National Rural Utilities
  Cooperative Finance Corp.
  2.625%, due 9/16/12             450,000       461,660
                                           ------------


FOOD 0.6%
Campbell Soup Co.
  6.75%, due 2/15/11              250,000       259,416
ConAgra Foods, Inc.
  7.00%, due 4/15/19              120,000       143,950
Kraft Foods, Inc.
  4.125%, due 2/9/16              275,000       290,256
Safeway, Inc.
  5.00%, due 8/15/19              100,000       107,330
                                           ------------
                                                800,952
                                           ------------


FOREST PRODUCTS & PAPER 0.1%
International Paper Co.
  7.30%, due 11/15/39             150,000       165,410
                                           ------------


GAS 0.1%
Sempra Energy
  6.50%, due 6/1/16               125,000       143,437
                                           ------------


HEALTH CARE--SERVICES 0.3%
Roche Holdings, Inc.
  5.00%, due 3/1/14 (b)           300,000       332,784
                                           ------------


HOUSEHOLD PRODUCTS & WARES 0.4%
Kimberly-Clark Corp.
  5.00%, due 8/15/13              500,000       553,173
                                           ------------


INSURANCE 0.8%
Hartford Financial Services
  Group, Inc.
  5.50%, due 3/30/20              125,000       121,324
Lincoln National Corp.
  6.25%, due 2/15/20              300,000       321,396
MetLife Global Funding I
  5.125%, due 6/10/14 (b)         300,000       325,897
Northwestern Mutual Life
  Insurance Co.
  6.063%, due 3/30/40 (b)         250,000       268,010
Principal Financial Group,
  Inc.
  8.875%, due 5/15/19              90,000       110,353
                                           ------------
                                              1,146,980
                                           ------------

LODGING 0.5%
Marriott International, Inc.
  5.625%, due 2/15/13             100,000       106,539
  6.20%, due 6/15/16              200,000       210,326
Wyndham Worldwide Corp.
  6.00%, due 12/1/16              300,000       291,051
                                           ------------
                                                607,916
                                           ------------

MACHINERY--DIVERSIFIED 0.1%
Deere & Co.
  5.375%, due 10/16/29            150,000       163,936
                                           ------------


MEDIA 0.9%
CBS Corp.
  4.625%, due 5/15/18              50,000        49,913
COX Communications, Inc.
  8.375%, due 3/1/39 (b)          125,000       169,917
NBC Universal, Inc.
  5.15%, due 4/30/20 (b)          350,000       365,046
TCM Sub LLC
  3.55%, due 1/15/15 (b)          400,000       408,986
V  Time Warner Cable, Inc.
  6.75%, due 7/1/18               100,000       114,788
Time Warner, Inc.
  6.20%, due 3/15/40               75,000        79,107
                                           ------------
                                              1,187,757
                                           ------------

MISCELLANEOUS--MANUFACTURING 0.3%
V  ITT Corp.
  4.90%, due 5/1/14               300,000       326,907
  6.125%, due 5/1/19              100,000       115,253
                                           ------------
                                                442,160
                                           ------------

OIL & GAS 0.2%
Anadarko Petroleum Corp.
  6.20%, due 3/15/40              200,000       158,236
Marathon Oil Corp.
  6.50%, due 2/15/14              150,000       168,895
                                           ------------
                                                327,131
                                           ------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-11

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

PACKAGING & CONTAINERS 0.2%
Bemis Co., Inc.
  5.65%, due 8/1/14            $  240,000  $    264,285
                                           ------------


PIPELINES 0.7%
Enbridge Energy Partners,
  L.P.
  5.20%, due 3/15/20              250,000       257,601
Energy Transfer Partners,
  L.P.
  9.00%, due 4/15/19              150,000       176,404
Plains All American Pipeline,
  L.P.
  8.75%, due 5/1/19               200,000       238,730
Williams Partners, L.P.
  3.80%, due 2/15/15 (b)          270,000       271,753
                                           ------------
                                                944,488
                                           ------------

REAL ESTATE 0.1%
AMB Property, L.P.
  6.625%, due 12/1/19             150,000       161,637
                                           ------------


REAL ESTATE INVESTMENT TRUSTS 0.9%
Brandywine Operating
  Partnership, L.P.
  5.70%, due 5/1/17               350,000       341,945
ERP Operating, L.P.
  5.25%, due 9/15/14              250,000       267,478
Federal Realty Investment
  Trust
  5.90%, due 4/1/20               115,000       121,520
Hospitality Properties Trust
  6.30%, due 6/15/16              170,000       175,801
Liberty Property, L.P.
  5.125%, due 3/2/15              100,000       103,321
UDR, Inc.
  5.25%, due 1/15/15              175,000       178,875
                                           ------------
                                              1,188,940
                                           ------------

RETAIL 0.4%
Home Depot, Inc.
  5.25%, due 12/16/13             250,000       274,887
Lowe's Cos., Inc.
  5.80%, due 4/15/40              250,000       276,631
                                           ------------
                                                551,518
                                           ------------

TELECOMMUNICATIONS 1.2%
AT&T Corp.
  7.30%, due 11/15/11             300,000       324,274
Cellco Partnership/Verizon
  Wireless Capital LLC
  5.55%, due 2/1/14               500,000       560,572
Verizon Communications, Inc.
  6.10%, due 4/15/18              700,000       794,695
                                           ------------
                                              1,679,541
                                           ------------

TRANSPORTATION 0.1%
Burlington Northern Santa Fe
  Corp.
  4.70%, due 10/1/19              100,000       105,910
                                           ------------
Total Corporate Bonds
  (Cost $22,405,080)                         23,758,983
                                           ------------


MORTGAGE-BACKED SECURITIES 1.4%
-------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 1.4%
Banc of America Commercial
  Mortgage, Inc.
  Series 2006-2, Class A4
  5.928%, due 5/10/45             272,000       288,082
Bear Stearns Commercial
  Mortgage Securities
  Series 2007-PW16, Class A4
  5.907%, due 6/11/40             200,000       203,523
Citigroup Commercial Mortgage
  Trust
  Series 2006-C5, Class A4
  5.431%, due 10/15/49            320,000       326,136
Commercial Mortgage Pass-
  Through Certificates
  Series 2006-C8, Class A4
  5.306%, due 12/10/46            200,000       195,097
Greenwich Capital Commercial
  Funding Corp.
  Series 2007-GG9, Class A4
  5.444%, due 3/10/39             210,000       210,384
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  Series 2006-LDP7, Class A4
  6.064%, due 4/15/45             200,000       213,131
Morgan Stanley Capital I
  Series 2007-HQ11, Class A4
  5.447%, due 2/12/44             212,500       211,177
  Series 2006-HQ8, Class A4
  5.557%, due 3/12/44 (c)         200,000       211,921
                                           ------------
Total Mortgage-Backed
  Securities
  (Cost $1,705,546)                           1,859,451
                                           ------------


U.S. GOVERNMENT & FEDERAL AGENCIES 18.1%
-------------------------------------------------------

FEDERAL HOME LOAN BANK 0.3%
  3.625%, due 5/29/13             400,000       428,420
                                           ------------


V  FEDERAL HOME LOAN MORTGAGE CORPORATION 1.9%
  1.50%, due 1/7/11               500,000       503,076
  2.875%, due 11/23/10            450,000       454,905
  3.25%, due 2/25/11              500,000       508,819
  4.125%, due 9/27/13             350,000       381,638



M-12    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)

FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)
  4.75%, due 1/18/11           $  500,000  $    512,033
  5.125%, due 4/18/11             200,000       207,477
                                           ------------
                                              2,567,948
                                           ------------

V  FEDERAL NATIONAL MORTGAGE ASSOCIATION 2.6%
  2.75%, due 4/11/11              500,000       509,046
  2.875%, due 12/11/13            350,000       367,386
  3.625%, due 8/15/11             500,000       517,490
  4.375%, due 10/15/15            350,000       387,099
  4.50%, due 2/15/11              500,000       513,071
  4.875%, due 5/18/12             500,000       538,630
  5.375%, due 11/15/11            500,000       532,820
  5.50%, due 3/15/11              200,000       207,186
                                           ------------
                                              3,572,728
                                           ------------

V  UNITED STATES TREASURY NOTES 13.3%
  0.875%, due 1/31/12             450,000       452,390
  1.00%, due 7/31/11              200,000       201,250
  1.00%, due 12/31/11           1,300,000     1,309,497
  1.00%, due 3/31/12              400,000       403,032
  1.125%, due 12/15/12          2,410,000     2,429,769
  1.375%, due 4/15/12             600,000       609,023
  1.375%, due 5/15/12           1,436,000     1,457,092
  1.375%, due 9/15/12           1,195,000     1,213,205
  1.75%, due 4/15/13            5,375,000     5,497,174
  2.125%, due 5/31/15             170,000       172,922
  2.50%, due 3/31/15              155,000       160,619
  2.50%, due 4/30/15              980,000     1,014,836
  3.125%, due 4/30/17             700,000       731,719
  3.50%, due 5/15/20            1,045,000     1,093,655
  3.625%, due 2/15/20           1,255,000     1,325,985
                                           ------------
                                             18,072,168
                                           ------------
Total U.S. Government &
  Federal Agencies
  (Cost $24,149,568)                         24,641,264
                                           ------------


YANKEE BONDS 2.3% (D)
-------------------------------------------------------

BANKS 0.7%
Bank of Nova Scotia
  3.40%, due 1/22/15              225,000       232,325
Credit Suisse/New York NY
  5.30%, due 8/13/19              225,000       238,512
HSBC Bank PLC
  3.50%, due 6/28/15 (b)          250,000       252,405
Svenska Handelsbanken AB
  4.875%, due 6/10/14 (b)         150,000       158,378
                                           ------------
                                                881,620
                                           ------------

FOOD 0.2%
Delhaize Group
  5.875%, due 2/1/14              220,000       245,530
                                           ------------


OIL & GAS 0.4%
Petroleos Mexicanos
  4.875%, due 3/15/15 (b)         200,000       207,000
Shell International Finance
  B.V.
  4.00%, due 3/21/14              350,000       370,193
                                           ------------
                                                577,193
                                           ------------

PHARMACEUTICALS 0.1%
Novartis Securities
  Investment, Ltd.
  5.125%, due 2/10/19             175,000       195,903
                                           ------------


SOVEREIGN 0.2%
Svensk Exportkredit AB
  3.25%, due 9/16/14              200,000       207,486
                                           ------------


TELECOMMUNICATIONS 0.7%
America Movil SAB de C.V.
  5.00%, due 3/30/20 (b)          125,000       129,147
Deutsche Telekom
  International
  Finance B.V.
  6.00%, due 7/8/19               250,000       276,481
Telefonica Emisiones SAU
  5.134%, due 4/27/20             350,000       350,803
Vodafone Group PLC
  5.625%, due 2/27/17             200,000       219,355
                                           ------------
                                                975,786
                                           ------------
Total Yankee Bonds
  (Cost $2,917,957)                           3,083,518
                                           ------------
Total Long-Term Bonds
  (Cost $51,428,145)                         53,595,929
                                           ------------



                                   SHARES

COMMON STOCKS 55.4%
-------------------------------------------------------

ADVERTISING 0.0%++
Clear Channel Outdoor
  Holdings, Inc. Class A (e)        2,941        25,528
                                           ------------


AEROSPACE & DEFENSE 0.8%
General Dynamics Corp.              4,116       241,033
L-3 Communications Holdings,
  Inc.                              1,719       121,774
Northrop Grumman Corp.             13,869       755,028
                                           ------------
                                              1,117,835
                                           ------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-13


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

AGRICULTURE 0.6%
Altria Group, Inc.                 22,841  $    457,733
Archer-Daniels-Midland Co.         11,996       309,737
                                           ------------
                                                767,470
                                           ------------

AIRLINES 0.1%
Copa Holdings S.A. Class A          2,974       131,510
                                           ------------


APPAREL 0.3%
Polo Ralph Lauren Corp.             6,301       459,721
                                           ------------


AUTO MANUFACTURERS 1.4%
Ford Motor Co. (e)                104,970     1,058,098
Oshkosh Corp. (e)                  29,069       905,790
                                           ------------
                                              1,963,888
                                           ------------

AUTO PARTS & EQUIPMENT 0.1%
Autoliv, Inc. (e)                   2,717       130,008
Goodyear Tire & Rubber Co.
  (The) (e)                         6,452        64,133
                                           ------------
                                                194,141
                                           ------------

BANKS 2.5%
BancorpSouth, Inc.                 10,099       180,570
Capital One Financial Corp.        18,359       739,868
CapitalSource, Inc.                12,622        60,081
M&T Bank Corp.                      4,773       405,466
Marshall & Ilsley Corp.            42,627       306,062
PNC Financial Services Group,
  Inc.                              9,847       556,355
Popular, Inc. (e)                 103,336       276,940
Regions Financial Corp.            80,067       526,841
Zions Bancorp                      16,794       362,247
                                           ------------
                                              3,414,430
                                           ------------

BEVERAGES 0.1%
Molson Coors Brewing Co.
  Class B                           4,129       174,904
                                           ------------


BIOTECHNOLOGY 0.2%
Amgen, Inc. (e)                     5,219       274,519
                                           ------------


BUILDING MATERIALS 0.1%
Armstrong World Industries,
  Inc. (e)                          4,796       144,743
                                           ------------


CHEMICALS 1.7%
Ashland, Inc.                      23,234     1,078,522
Cabot Corp.                        12,812       308,897
Cytec Industries, Inc.              4,234       169,318
Huntsman Corp.                     29,053       251,890
Lubrizol Corp. (The)                4,503       361,636
RPM International, Inc.             5,910       105,434
                                           ------------
                                              2,275,697
                                           ------------

COMMERCIAL SERVICES 0.6%
H&R Block, Inc.                    11,186       175,508
R.R. Donnelley & Sons Co.          21,881       358,192
SAIC, Inc. (e)                      6,835       114,418
Washington Post Co. Class B           193        79,223
Weight Watchers
  International, Inc.               3,075        78,997
                                           ------------
                                                806,338
                                           ------------

COMPUTERS 1.8%
Computer Sciences Corp.             5,850       264,713
Dell, Inc. (e)                     49,746       599,937
Hewlett-Packard Co.                20,804       900,397
Lexmark International, Inc.
  Class A (e)                       5,173       170,864
Western Digital Corp. (e)          16,462       496,494
                                           ------------
                                              2,432,405
                                           ------------

COSMETICS & PERSONAL CARE 0.6%
Procter & Gamble Co. (The)         13,393       803,312
                                           ------------


DISTRIBUTION & WHOLESALE 0.4%
Ingram Micro, Inc. Class A
  (e)                               4,651        70,649
Tech Data Corp. (e)                14,925       531,628
                                           ------------
                                                602,277
                                           ------------

DIVERSIFIED FINANCIAL SERVICES 1.0%
Ameriprise Financial, Inc.          5,678       205,146
Discover Financial Services        57,808       808,156
Legg Mason, Inc.                   12,292       344,545
                                           ------------
                                              1,357,847
                                           ------------

ELECTRIC 3.6%
Alliant Energy Corp.                1,995        63,321
Ameren Corp.                       21,206       504,067
American Electric Power Co.,
  Inc.                             23,520       759,696
Consolidated Edison, Inc.           5,384       232,050
DPL, Inc.                           3,309        79,085
DTE Energy Corp.                   19,772       901,801
FirstEnergy Corp.                   2,726        96,037
Great Plains Energy, Inc.           4,974        84,657
Hawaiian Electric Industries,
  Inc.                              4,611       105,039
Integrys Energy Group, Inc.         1,653        72,302
ITC Holdings Corp.                  1,267        67,037
Mirant Corp. (e)                   66,283       699,949
PG&E Corp.                          3,568       146,645
Pinnacle West Capital Corp.         6,240       226,886
Progress Energy, Inc.              20,786       815,227
                                           ------------
                                              4,853,799
                                           ------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.1%
Hubbel, Inc. Class B                1,946        77,237
                                           ------------





M-14    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

ELECTRONICS 0.2%
Garmin, Ltd.                        7,696  $    224,569
                                           ------------


ENGINEERING & CONSTRUCTION 0.3%
Shaw Group, Inc. (The) (e)         13,657       467,343
                                           ------------


ENTERTAINMENT 0.0%++
Penn National Gaming, Inc.
  (e)                               2,441        56,387
                                           ------------


FOOD 1.5%
ConAgra Foods, Inc.                15,623       364,328
Del Monte Foods Co.                 5,680        81,735
H.J. Heinz Co.                     12,787       552,654
J.M. Smucker Co. (The)              2,196       132,243
Ralcorp Holdings, Inc. (e)          1,481        81,159
Safeway, Inc.                      28,463       559,583
Tyson Foods, Inc. Class A          16,799       275,336
                                           ------------
                                              2,047,038
                                           ------------

FOREST PRODUCTS & PAPER 0.6%
International Paper Co.            30,036       679,715
MeadWestvaco Corp.                  3,545        78,699
                                           ------------
                                                758,414
                                           ------------

GAS 0.8%
Energen Corp.                       8,904       394,714
NiSource, Inc.                     28,691       416,020
Sempra Energy                       7,294       341,286
                                           ------------
                                              1,152,020
                                           ------------

HEALTH CARE--PRODUCTS 0.7%
CareFusion Corp. (e)                8,735       198,284
Hill-Rom Holdings, Inc.             1,891        57,543
Hologic, Inc. (e)                  13,750       191,538
Johnson & Johnson                   7,680       453,581
                                           ------------
                                                900,946
                                           ------------

HEALTH CARE--SERVICES 1.6%
CIGNA Corp.                         8,768       272,334
Humana, Inc. (e)                   16,799       767,210
LifePoint Hospitals, Inc. (e)       4,721       148,240
Lincare Holdings, Inc. (e)          4,957       161,152
UnitedHealth Group, Inc.           31,285       888,494
                                           ------------
                                              2,237,430
                                           ------------

HOUSEWARES 0.1%
Toro Co. (The)                      1,575        77,364
                                           ------------


INSURANCE 5.4%
Allied World Assurance
  Holdings, Ltd./Bermuda           12,047       546,693
American Financial Group,
  Inc.                             25,265       690,240
American International Group,
  Inc. (e)                          4,077       140,412
Arch Capital Group, Ltd. (e)       10,961       816,594
Aspen Insurance Holdings,
  Ltd.                              6,315       156,233
Assurant, Inc.                     18,775       651,492
Axis Capital Holdings, Ltd.        24,458       726,892
Endurance Specialty Holdings,
  Ltd.                             12,776       479,483
Everest Re Group, Ltd.              1,804       127,579
Genworth Financial, Inc.
  Class A (e)                      24,555       320,934
MetLife, Inc.                      20,976       792,054
Old Republic International
  Corp.                             8,539       103,578
OneBeacon Insurance Group,
  Ltd. Class A                      3,545        50,764
PartnerRe, Ltd.                     4,492       315,069
Protective Life Corp.               7,911       169,216
Prudential Financial, Inc.          3,724       199,830
Transatlantic Holdings, Inc.        3,680       176,493
Unitrin, Inc.                       5,486       140,442
Unum Group                         32,712       709,850
                                           ------------
                                              7,313,848
                                           ------------

INTERNET 0.7%
AOL, Inc. (e)                       8,303       172,619
eBay, Inc. (e)                     10,825       212,278
F5 Networks, Inc. (e)               5,842       400,586
IAC/InterActiveCorp (e)             9,914       217,811
                                           ------------
                                              1,003,294
                                           ------------

IRON & STEEL 0.4%
Reliance Steel & Aluminum Co.      16,286       588,739
                                           ------------


LODGING 0.8%
Las Vegas Sands Corp. (e)          48,363     1,070,757
                                           ------------


MACHINERY--DIVERSIFIED 0.6%
Cummins, Inc.                      11,095       722,617
Manitowoc Co., Inc. (The)           6,768        61,860
                                           ------------
                                                784,477
                                           ------------

MEDIA 3.5%
V  Comcast Corp. Class A           73,221     1,271,849
Gannett Co., Inc.                  38,906       523,675
Liberty Media-Starz, Series A
  (e)                               1,297        67,236
Meredith Corp.                      3,689       114,839
V  Time Warner Cable, Inc.         19,055       992,384
Time Warner, Inc.                  32,948       952,527
Walt Disney Co. (The)              27,269       858,973
                                           ------------
                                              4,781,483
                                           ------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-15


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

METAL FABRICATE & HARDWARE 0.3%
Precision Castparts Corp.           2,397  $    246,700
Timken Co. (The)                    5,576       144,920
                                           ------------
                                                391,620
                                           ------------

MINING 0.8%
Freeport-McMoRan Copper &
  Gold, Inc.                       13,310       787,020
Titanium Metals Corp. (e)          13,083       230,130
                                           ------------
                                              1,017,150
                                           ------------

MISCELLANEOUS--MANUFACTURING 2.4%
Carlisle Cos., Inc.                 8,707       314,584
Dover Corp.                         3,428       143,256
General Electric Co.               63,038       909,008
V  ITT Corp.                       16,173       726,491
Leggett & Platt, Inc.               6,082       122,005
Parker Hannifin Corp.              11,509       638,289
Trinity Industries, Inc.           22,671       401,730
                                           ------------
                                              3,255,363
                                           ------------

OFFICE EQUIPMENT/SUPPLIES 0.2%
Pitney Bowes, Inc.                  5,951       130,684
Xerox Corp.                        19,372       155,751
                                           ------------
                                                286,435
                                           ------------

OIL & GAS 5.6%
Chevron Corp.                      13,261       899,891
Cimarex Energy Co.                  7,581       542,648
ConocoPhillips                     20,294       996,232
Forest Oil Corp. (e)               23,985       656,230
Marathon Oil Corp.                 15,851       492,808
Murphy Oil Corp.                   13,294       658,718
Occidental Petroleum Corp.         12,153       937,604
Patterson-UTI Energy, Inc.         12,539       161,377
Questar Corp.                       7,792       354,458
Rowan Cos., Inc. (e)               10,596       232,476
Unit Corp. (e)                     16,254       659,750
Valero Energy Corp.                53,672       965,022
                                           ------------
                                              7,557,214
                                           ------------

OIL & GAS SERVICES 0.2%
Helix Energy Solutions Group,
  Inc. (e)                         12,466       134,259
SEACOR Holdings, Inc. (e)           2,314       163,507
                                           ------------
                                                297,766
                                           ------------

PACKAGING & CONTAINERS 0.4%
Crown Holdings, Inc. (e)           11,194       280,298
Sealed Air Corp.                    3,553        70,065
Sonoco Products Co.                 2,380        72,542
Temple-Inland, Inc.                 5,336       110,295
                                           ------------
                                                533,200
                                           ------------

PHARMACEUTICALS 2.6%
Abbott Laboratories                 4,839       226,368
AmerisourceBergen Corp.            22,406       711,390
V  Eli Lilly & Co.                 38,619     1,293,736
Endo Pharmaceuticals
  Holdings, Inc. (e)               16,369       357,172
Forest Laboratories, Inc. (e)      18,888       518,098
King Pharmaceuticals, Inc.
  (e)                               6,679        50,694
Pfizer, Inc.                       12,418       177,081
Valeant Pharmaceuticals
  International (e)                 2,634       137,732
                                           ------------
                                              3,472,271
                                           ------------

REAL ESTATE 0.2%
CB Richard Ellis Group, Inc.
  Class A (e)                      17,339       235,984
                                           ------------


REAL ESTATE INVESTMENT TRUSTS 2.8%
V  Annaly Capital Management,
  Inc.                             82,344     1,412,200
Apartment Investment &
  Management Co. Class A            8,333       161,410
Digital Realty Trust, Inc.          4,944       285,170
Duke Realty Corp.                  41,593       472,081
Hospitality Properties Trust        4,611        97,292
Macerich Co. (The)                 12,881       480,719
ProLogis                           46,558       471,632
Senior Housing Properties
  Trust                             7,394       148,693
SL Green Realty Corp.               5,021       276,356
                                           ------------
                                              3,805,553
                                           ------------

RETAIL 2.7%
Big Lots, Inc. (e)                 23,274       746,863
BJ's Wholesale Club, Inc. (e)       7,932       293,563
Foot Locker, Inc.                  23,128       291,875
GameStop Corp. Class A (e)            117         2,198
Gap, Inc. (The)                    18,782       365,498
RadioShack Corp.                   34,371       670,578
Ross Stores, Inc.                  12,992       692,344
Wal-Mart Stores, Inc.               8,068       387,829
Williams-Sonoma, Inc.               6,342       157,409
                                           ------------
                                              3,608,157
                                           ------------

SAVINGS & LOANS 0.2%
New York Community Bancorp,
  Inc.                             14,713       224,668
                                           ------------


SEMICONDUCTORS 0.7%
Fairchild Semiconductor
  International, Inc. (e)           7,963        66,969
Intel Corp.                        45,781       890,440
                                           ------------
                                                957,409
                                           ------------

SOFTWARE 0.7%
Dun & Bradstreet Corp.              1,726       115,849
Salesforce.com, Inc. (e)           10,383       891,069
                                           ------------
                                              1,006,918
                                           ------------




M-16    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

TELECOMMUNICATIONS 1.4%
Amdocs, Ltd. (e)                   12,674  $    340,297
AT&T, Inc.                         37,039       895,974
CenturyTel, Inc.                   11,588       385,996
EchoStar Corp. (e)                  1,392        26,559
Tellabs, Inc.                      18,881       120,650
Windstream Corp.                   17,002       179,541
                                           ------------
                                              1,949,017
                                           ------------

TRANSPORTATION 1.0%
Frontline, Ltd.                     5,997       171,154
Overseas Shipholding Group,
  Inc.                              5,088       188,460
Ryder System, Inc.                  8,746       351,852
Tidewater, Inc.                     5,975       231,352
Union Pacific Corp.                 5,410       376,049
                                           ------------
                                              1,318,867
                                           ------------
Total Common Stocks
  (Cost $72,476,811)                         75,259,302
                                           ------------


EXCHANGE TRADED FUND 4.1% (F)
-------------------------------------------------------

V  S&P 500 Index-SPDR Trust
  Series 1                         53,860     5,559,429
                                           ------------
Total Exchange Traded Fund
  (Cost $5,654,744)                           5,559,429
                                           ------------

                                PRINCIPAL
                                   AMOUNT

SHORT-TERM INVESTMENT 0.7%
-------------------------------------------------------

REPURCHASE AGREEMENT 0.7%
State Street Bank and Trust
  Co.
  0.00%, dated 6/30/10
  due 7/1/10
  Proceeds at Maturity
  $1,021,298 (Collateralized
  by United States Treasury
  Notes with rates of 3.125%
  and maturity dates of
  4/30/17, with a Principal
  Amount of $995,000 and a
  Market Value of $1,045,845)  $1,021,298     1,021,298
                                           ------------
Total Short-Term Investment
  (Cost $1,021,298)                           1,021,298
                                           ------------
Total Investments
  (Cost $130,580,998) (g)            99.7%  135,435,958
Other Assets, Less
  Liabilities                         0.3       382,414
                               ----------  ------------



Net Assets                          100.0% $135,818,372
                               ==========  ============





++   Less than one-tenth of a percent.
(a)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation (FDIC)
     Temporary Liquidity Guarantee Program and
     is backed by the full faith and credit of
     the United States.  The expiration date
     of the FDIC's guarantee is the earlier of
     the maturity date of the debt or June 30,
     2012.
(b)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Floating rate--Rate shown is the rate in
     effect at June 30, 2010.
(d)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(e)  Non-income producing security.
(f)  Exchange Traded Fund--An investment
     vehicle that represents a basket of
     securities that is traded on an exchange.
(g)  At June 30, 2010, cost is $131,433,244
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 9,907,661
Gross unrealized depreciation       (5,904,947)
                                   -----------
Net unrealized appreciation        $ 4,002,714
                                   ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-17

The following is a summary of the fair valuations according to the inputs used as of June 30, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE  SIGNIFICANT
                                               MARKETS FOR        OTHER   SIGNIFICANT
                                                 IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                    ASSETS       INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Long-Term Bonds
  Asset-Backed Security                        $        --  $   252,713      $     --  $    252,713
  Corporate Bonds                                       --   23,758,983            --    23,758,983
  Mortgage-Backed Securities                            --    1,859,451            --     1,859,451
  U.S. Government & Federal Agencies                    --   24,641,264            --    24,641,264
  Yankee Bonds                                          --    3,083,518            --     3,083,518
                                               -----------  -----------      --------  ------------
Total Long-Term Bonds                                   --   53,595,929            --    53,595,929
                                               -----------  -----------      --------  ------------
Common Stocks                                   75,259,302           --            --    75,259,302
Exchange Traded Fund                             5,559,429           --            --     5,559,429
                                               -----------  -----------      --------  ------------
Short-Term Investment
  Repurchase Agreement                                  --    1,021,298            --     1,021,298
                                               -----------  -----------      --------  ------------
Total Investments in Securities                $80,818,731  $54,617,227           $--  $135,435,958
                                               ===========  ===========      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

At June 30, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).



M-18    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $130,580,998)     $135,435,958
Receivables:
  Investment securities sold            2,585,067
  Dividends and interest                  635,740
  Fund shares sold                         39,330
Other assets                                1,087
                                     ------------
     Total assets                     138,697,182
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased       2,663,254
  Manager (See Note 3)                     86,076
  Fund shares redeemed                     62,970
  NYLIFE Distributors (See Note 3)         26,896
  Professional fees                        22,779
  Shareholder communication                12,786
  Custodian                                 1,868
  Directors                                   551
Accrued expenses                            1,630
                                     ------------
     Total liabilities                  2,878,810
                                     ------------
Net assets                           $135,818,372
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    140,643
Additional paid-in capital            156,138,248
                                     ------------
                                      156,278,891
Undistributed net investment income     2,933,393
Accumulated net realized loss on
  investments and futures
  transactions                        (28,248,872)
Net unrealized appreciation on
  investments                           4,854,960
                                     ------------
Net assets                           $135,818,372
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $  8,474,591
                                     ============
Shares of capital stock outstanding       872,896
                                     ============
Net asset value per share
  outstanding                        $       9.71
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $127,343,781
                                     ============
Shares of capital stock outstanding    13,191,377
                                     ============
Net asset value per share
  outstanding                        $       9.65
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-19

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $   929,121
  Dividends                               913,122
                                      -----------
     Total income                       1,842,243
                                      -----------
EXPENSES:
  Manager (See Note 3)                    524,020
  Distribution and service--Service
     Class (See Note 3)                   163,720
  Professional fees                        26,531
  Shareholder communication                17,991
  Custodian                                14,984
  Directors                                 2,462
  Miscellaneous                             3,453
                                      -----------
     Total expenses                       753,161
                                      -----------
Net investment income                   1,089,082
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on:
  Security transactions                 3,454,443
  Futures transactions                     34,338
                                      -----------
Net realized gain on investments and
  futures transactions                  3,488,781
                                      -----------
Net change in unrealized
  appreciation (depreciation) on
  investments                          (5,153,527)
                                      -----------
Net realized and unrealized loss on
  investments and futures
  transactions                         (1,664,746)
                                      -----------
Net decrease in net assets resulting
  from operations                     $  (575,664)
                                      ===========






M-20    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2009


                                      2010          2009
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $  1,089,082  $  1,844,320
 Net realized gain (loss)
  on investments and
  futures transactions           3,488,781   (13,751,710)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and futures
  contracts                     (5,153,527)   37,960,248
                              --------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                      (575,664)   26,052,858
                              --------------------------
Dividends to shareholders:
 From net investment
  income:
    Initial Class                       --      (250,434)
    Service Class                       --    (3,468,689)
                              --------------------------
 Total dividends to
  shareholders                          --    (3,719,123)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                         9,223,541     9,900,172
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends             --     3,719,123
 Cost of shares redeemed       (11,505,495)  (23,882,814)
                              --------------------------
    Decrease in net assets
     derived from capital
     share transactions         (2,281,954)  (10,263,519)
                              --------------------------
    Net increase (decrease)
     in net assets              (2,857,618)   12,070,216
NET ASSETS:
Beginning of period            138,675,990   126,605,774
                              --------------------------
End of period                 $135,818,372  $138,675,990
                              ==========================
Undistributed net investment
 income at end of period      $  2,933,393  $  1,844,311
                              ==========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                              INITIAL CLASS
                                         --------------------------------------------------------------------------------------
                                                                                                                      MAY 2,
                                         SIX MONTHS                                                                   2005**
                                            ENDED                                                                     THROUGH
                                          JUNE 30,                       YEAR ENDED DECEMBER 31,                   DECEMBER 31,
                                            2010*           2009           2008          2007           2006           2005
Net asset value at beginning of
  period                                   $ 9.74          $ 8.15        $ 10.89        $11.25        $ 10.46         $10.00
                                           ------          ------        -------        ------        -------         ------
Net investment income                        0.09            0.15 (a)       0.25          0.27 (a)       0.22           0.11
Net realized and unrealized gain
  (loss) on investments                     (0.12)           1.73          (2.96)         0.05           0.90           0.47
                                           ------          ------        -------        ------        -------         ------
Total from investment operations            (0.03)           1.88          (2.71)         0.32           1.12           0.58
                                           ------          ------        -------        ------        -------         ------
Less dividends and distributions:
  From net investment income                   --           (0.29)            --         (0.26)         (0.22)         (0.08)
  From net realized gain on
     investments                               --              --          (0.03)        (0.42)         (0.11)         (0.04)
                                           ------          ------        -------        ------        -------         ------
Total dividends and distributions              --           (0.29)         (0.03)        (0.68)         (0.33)         (0.12)
                                           ------          ------        -------        ------        -------         ------
Net asset value at end of period           $ 9.71          $ 9.74        $  8.15        $10.89        $ 11.25         $10.46
                                           ======          ======        =======        ======        =======         ======
Total investment return                     (0.31%)(b)(c)   23.07%        (24.85%)        2.80%         10.70%          5.81%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                      1.79% ++        1.69%          2.44%         2.31%          2.26%          2.05%++
  Net expenses                               0.84% ++        0.84%          0.83%         0.82%          0.85%          1.00%++
Portfolio turnover rate                        61%            176%            92%           83%            45%            76%
Net assets at end of period (in
  000's)                                   $8,475          $8,557        $ 7,232        $9,932        $13,577         $9,707




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is not annualized.
(c)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-22    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                            SERVICE CLASS
              --------------------------------------------------------------------------------------------------------
                                                                                                             MAY 2,
              SIX MONTHS                                                                                     2005**
                 ENDED                                                                                       THROUGH
               JUNE 30,                               YEAR ENDED DECEMBER 31,                             DECEMBER 31,
                 2010*              2009              2008              2007              2006                2005
               $   9.69           $   8.11          $  10.86          $  11.22          $  10.44            $  10.00
               --------           --------          --------          --------          --------            --------
                   0.08               0.12 (a)          0.24              0.24 (a)          0.20                0.08
                  (0.12)              1.72             (2.96)             0.05              0.89                0.48
               --------           --------          --------          --------          --------            --------
                  (0.04)              1.84             (2.72)             0.29              1.09                0.56
               --------           --------          --------          --------          --------            --------

                     --              (0.26)               --             (0.23)            (0.20)              (0.08)
                     --                 --             (0.03)            (0.42)            (0.11)              (0.04)
               --------           --------          --------          --------          --------            --------
                     --              (0.26)            (0.03)            (0.65)            (0.31)              (0.12)
               --------           --------          --------          --------          --------            --------
               $   9.65           $   9.69          $   8.11          $  10.86          $  11.22            $  10.44
               ========           ========          ========          ========          ========            ========
                  (0.41%)(b)(c)      22.76%           (25.04%)            2.55%            10.42%               5.55%(b)

                   1.54% ++           1.43%             2.18%             2.09%             2.01%               1.80%++
                   1.09% ++           1.09%             1.08%             1.07%             1.10%               1.25%++
                     61%               176%               92%               83%               45%                 76%
               $127,344           $130,119          $119,374          $196,622          $175,576            $105,420




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-23

MAINSTAY VP BOND PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/10
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             6.13%         11.71%        5.73%         6.47%




(After Portfolio operating expenses)


(LINE GRAPH)

                                                         BANK OF
                                                     AMERICA MERRILL
                                BARCLAYS CAPITAL       LYNCH U.S.
                MAINSTAY VP      U.S. AGGREGATE        CORPORATE &
              BOND PORTFOLIO       BOND INDEX       GOVERNMENT INDEX
              --------------    ----------------    ----------------
06/30/00           10000              10000               10000
06/30/01           11072              11123               11108
06/30/02           11849              12082               12022
06/30/03           13265              13339               13583
06/30/04           13318              13382               13498
06/30/05           14166              14292               14486
06/30/06           14065              14177               14275
06/30/07           14948              15044               15138
06/30/08           15848              16116               16236
06/30/09           16756              17091               17009
06/30/10           18719              18714               18683



SERVICE CLASS(2)                                                  AS OF 6/30/10
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             6.00%         11.44%        5.46%         6.20%




(After Portfolio operating expenses)


(LINE GRAPH)

                                                                                              BANK OF
                                                                                          AMERICA MERRILL
                                                                     BARCLAYS CAPITAL       LYNCH U.S.
                                                     MAINSTAY VP      U.S. AGGREGATE        CORPORATE &
                                                   BOND PORTFOLIO       BOND INDEX       GOVERNMENT INDEX
                                                   --------------    ----------------    ----------------
06/30/00                                                10000              10000               10000
06/30/01                                                11044              11123               11108
06/30/02                                                11790              12082               12022
06/30/03                                                13166              13339               13583
06/30/04                                                13186              13382               13498
06/30/05                                                13991              14292               14486
06/30/06                                                13851              14177               14275
06/30/07                                                14684              15044               15138
06/30/08                                                15529              16116               16236
06/30/09                                                16378              17091               17009
06/30/10                                                18252              18714               18683




BENCHMARK PERFORMANCE                         SIX           ONE          FIVE           TEN
                                            MONTHS         YEAR          YEARS         YEARS
Barclays Capital U.S. Aggregate Bond
  Index(3)                                   5.33%          9.50%        5.54%         6.47%
Bank of America Merrill Lynch U.S.
Corporate & Government Index(3)              5.61           9.84         5.22          6.45
Average Lipper Variable Products
Intermediate Investment Grade Debt
Portfolio(4)                                 5.21          12.24         5.04          5.78






1. Performance figures shown for the five-year and ten-year periods ended June 30, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the average annual total returns would have been 5.70% and 6.45% for Initial Class shares and 5.43% and 6.19% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The Average Lipper Variable Products Intermediate Investment Grade Debt Portfolio is representative of portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. Lipper Inc. is an independent monitor of fund performance.


M-24    MainStay VP Bond Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BOND PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2010, to June 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2010, to June 30, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     1/1/10         6/30/10       PERIOD(1)         6/30/10        PERIOD(1)
INITIAL CLASS SHARES          $1,000.00       $1,061.30        $2.81          $1,022.10         $2.76
-------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES          $1,000.00       $1,060.00        $4.09          $1,020.80         $4.01
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.55% for Initial Class and 0.80% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                 mainstayinvestments.com    M-25

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010 (UNAUDITED)


U.S. Government & Federal Agencies              58.2
Corporate Bonds                                 26.4
Mortgage-Backed Securities                       6.7
Short-Term Investments                           4.6
Yankee Bonds                                     4.3
Asset-Backed Securities                          2.7
Medium Term Note                                 0.1
Other Assets, Less Liabilities                  (3.0)




 See Portfolio of Investments beginning on page M-29 for specific holdings within these categories.


TOP TEN ISSUERS HELD AS OF JUNE 30, 2010 (EXCLUDING SHORT-TERM INVESTMENTS)

    1. United States Treasury Notes, 0.875%-3.625%, due 2/29/12-5/15/20
    2.  Federal Home Loan Mortgage Corporation (Mortgage Pass-
        Through Securities), 4.00%-7.00%, due 7/1/17-3/1/40
    3.  Federal National Mortgage Association (Mortgage Pass-Through
        Securities), 4.00%-7.50%, due 5/1/16-10/1/38
    4.  Government National Mortgage Association (Mortgage Pass-
        Through Securities), 4.50%-7.00%, due 7/15/31-6/15/40
    5.  Federal National Mortgage Association, 2.75%-5.50%, due
        3/15/11-3/13/14
    6.  Federal Home Loan Mortgage Corporation, 3.75%-5.50%, due
        4/18/11-7/18/16
    7. United States Treasury Bonds, 4.375%-6.25%, due 8/15/23-2/15/40
    8. Bear Stearns Commercial Mortgage Securities, 5.518%-5.907%, due 9/11/38-9/11/42
    9.  Bank of America Corp., 2.10%-5.65%,
        due 4/30/12-7/1/20
   10. General Electric Capital Corp., 5.625%-6.00%, due 6/15/12-1/14/38





M-26    MainStay VP Bond Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY DONALD F. SEREK AND THOMAS J. GIRARD OF NEW YORK LIFE INVESTMENTS,(1) THE PORTFOLIO'S MANAGER.

HOW DID MAINSTAY VP BOND PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2010?

For the six months ended June 30, 2010, MainStay VP Bond Portfolio returned 6.13% for Initial Class shares and 6.00% for Service Class shares. Both share classes outperformed the 5.21% return of the average Lipper(2) Variable Products Intermediate Investment Grade Debt Portfolio and the 5.33% return of the Barclays Capital U.S. Aggregate Bond Index(2) for the six months ended June 30, 2010. The Barclays Capital U.S. Aggregate Bond Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE BOND MARKETS DURING THE FIRST SIX MONTHS OF 2010?

During the six-month period ended June 30, 2010, the economic environment was somewhat uneven. For the first three and a half months, the economic recovery seemed to gain some traction. Treasury yields rose, and spreads(3) on non-Treasury assets generally tightened. Talk of the Federal Reserve moving to raise interest rates gained some momentum, and investors became hopeful that the economy had possibly turned the corner.

The second half of April, however, introduced somewhat higher volatility into the financial markets as investors began to focus on debt problems in Greece, Portugal and Spain. These concerns even began to spread to more developed economies, such as the U.K. and the United States; and investors concluded that these countries--and their respective economies--faced serious challenges. Volatility continued to increase in the month of May as equities around the globe sold off sharply, Treasury rates rallied and spreads on non-Treasury securities widened dramatically.

The European Union, the European Central Bank and the Federal Reserve put emergency measures in place to ease default concerns--primarily in Greece, but in other countries as well. The uncertainty surrounding this issue led some market participants to become concerned about the global economic recovery. In the United States, a couple of soft labor reports--along with some other weak economic data--raised concerns about another possible recession, and consideration of rate hikes by the Federal Reserve may have been pushed well into 2011.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK DURING THE REPORTING PERIOD?

MainStay VP Bond Portfolio outperformed the Barclays Capital U.S. Aggregate Bond Index, mainly because of overweight positions relative to the benchmark in corporate securities and commercial mortgage-backed securities.

HOW DID DURATION POSITIONING AFFECT THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Duration decisions did not have a meaningful impact on relative performance during the first six months of 2010. In the first portion of the reporting period, the Portfolio maintained a duration similar to or modestly shorter than that of the benchmark, and this positioning made a small positive contribution to performance. As interest rates rallied in the latter part of the reporting period, we shifted the Portfolio's duration to modestly longer than that of the benchmark, which limited losses associated with duration positioning.

WHAT FACTORS PROMPTED SIGNIFICANT DECISIONS FOR THE PORTFOLIO DURING THE REPORTING PERIOD?

The most significant factors that affected our investment decisions were the expectation that the economy would continue to recover and eventually lead to rising interest rates, tighter spreads on non-Treasury securities, and the Federal Open Market Committee's decision to keep the targeted federal funds rate in a very low range. Together, these factors led us to adopt a modestly underweight position relative to the Barclays Capital U.S. Aggregate Bond Index in U.S. Treasury securities, a slightly shorter duration than the benchmark and an overweight position in non-Treasury securities.

In the latter part of the reporting period, international developments (specifically, the sovereign debt crisis) took center stage, which led us to reposition the Portfolio by reducing the overweight position in corporate securities--namely financials, particularly banks--and to lengthen duration to protect against declining U.S. Treasury yields.


1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                 mainstayinvestments.com    M-27

WHAT POSITIONS WERE THE MOST SIGNIFICANT POSITIVE CONTRIBUTORS TO THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The most significant positive contributors to the Portfolio's relative performance were an overweight position in commercial mortgage-backed securities and an overweight position in investment-grade corporate securities. Other positive contributors, though to a lesser degree, included an overweight position in asset-backed securities and our decision to purchase agency mortgage-backed securities during the reporting period.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

Significant purchases centered on corporate securities, primarily industrial and financial names, early in the reporting period. We also purchased agency mortgage-backed securities during the reporting period, which had a positive impact on the Portfolio's performance.

DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

Not significantly. The Portfolio entered the reporting period overweight relative to the Barclays Capital U.S. Aggregate Bond Index in investment-grade corporate securities and commercial mortgage-backed securi-ties and retained that positioning with little variation. Our purchase of agency mortgage-backed securities moved the Portfolio from an underweight to a neutral position relative to the benchmark.

Adding duration through the purchase of U.S. Treasury futures helped protect the Portfolio against a decline in U.S. Treasury yields.

Our decision to sell financial securities in the latter portion of the reporting period protected performance--or limited underperformance--during May, as volatility increased amid quality concerns about sovereign debt.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


Information about MainStay VP Bond Portfolio on this page and the preceding pages has not been audited.

M-28    MainStay VP Bond Portfolio

PORTFOLIO OF INVESTMENTS+++ JUNE 30, 2010 UNAUDITED


                                PRINCIPAL
                                   AMOUNT         VALUE
LONG-TERM BONDS 98.4%+
ASSET-BACKED SECURITIES 2.7%
-------------------------------------------------------

AUTOMOBILE 0.3%
Harley-Davidson Motorcycle
  Trust
  Series 2007-3, Class B
  6.04%, due 8/15/14          $ 1,000,000  $  1,059,084
Mercedes-Benz Auto
  Receivables Trust
  Series 2009-1, Class A3
  1.67%, due 1/15/14            1,500,000     1,516,275
                                           ------------
                                              2,575,359
                                           ------------

DIVERSIFIED FINANCIAL SERVICES 0.3%
Marriott Vacation Club Owner
  Trust
  Series 2007-2A, Class A
  5.808%, due 10/20/29 (a)      2,105,045     2,154,763
                                           ------------


HOME EQUITY 2.1%
Chase Funding Mortgage Loan
  Asset-Backed Certificates
  Series 2002-2, Class 1A5
  5.833%, due 4/25/32             418,464       410,536
CIT Group Home Equity Loan
  Trust
  Series 2003-1, Class A4
  3.93%, due 3/20/32              630,243       615,170
Citicorp Residential
  Mortgage Securities, Inc.
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (b)         726,270       729,003
Citifinancial Mortgage
  Securities, Inc.
  Series 2003-3, Class AF5
  4.553%, due 8/25/33 (b)         690,495       675,847
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2006-WF2, Class A2C
  5.852%, due 5/25/36             699,415       406,552
Countrywide Asset-Backed
  Certificates
  Series 2006-S8, Class A3
  5.555%, due 4/25/36 (c)       1,335,146       658,140
  Series 2006-S5, Class A3
  5.762%, due 6/25/35           1,411,466       402,858
  Series 2007-S1, Class A3
  5.81%, due 11/25/36 (c)         684,177       320,557
Credit-Based Asset Servicing
  and Securitization LLC
  Series 2007-CB2, Class A2C
  5.065%, due 2/25/37           1,000,000       567,659
  Series 2007-CB4, Class A2B
  5.723%, due 4/25/37 (b)         500,000       292,427
Equity One ABS, Inc.
  Series 2003-4, Class AF6
  4.833%, due 10/25/34 (b)      1,500,000     1,483,398
JPMorgan Mortgage
  Acquisition Corp.
  Series 2007-CH1, Class AF3
  5.532%, due 10/25/36          1,000,000       843,957
  Series 2007-CH2, Class AF3
  5.552%, due 1/25/37           1,000,000       553,750
  Series 2007-CH1, Class
  AF1B
  5.935%, due 11/25/36             14,645        14,568
  Series 2006-WF1, Class A6
  6.00%, due 7/25/36              957,872       533,477
Morgan Stanley Mortgage Loan
  Trust
  Series 2006-17XS, Class
  A3A
  5.651%, due 10/25/46          2,000,000     1,206,808
Popular ABS Mortgage Pass-
  Through Trust
  Series 2005-5, Class AF3
  5.086%, due 11/25/35
  (b)(c)                        2,912,672     2,821,042
Renaissance Home Equity Loan
  Trust
  Series 2006-1, Class AF4
  6.011%, due 5/25/36 (b)       5,000,000     2,882,665
Residential Asset Mortgage
  Products, Inc.
  Series 2003-RZ5, Class A7
  4.97%, due 9/25/33 (b)          681,864       680,123
Saxon Asset Securities Trust
  Series 2003-1, Class AF5
  5.455%, due 6/25/33 (b)       1,357,771     1,249,701
                                           ------------
                                             17,348,238
                                           ------------
Total Asset-Backed
  Securities
  (Cost $28,814,585)                         22,078,360
                                           ------------


CORPORATE BONDS 26.4%
-------------------------------------------------------

AEROSPACE & DEFENSE 1.6%
Boeing Co. (The)
  4.875%, due 2/15/20           2,300,000     2,532,410
Goodrich Corp.
  4.875%, due 3/1/20              400,000       429,411
L-3 Communications Corp.
  5.20%, due 10/15/19           1,200,000     1,251,660
Lockheed Martin Corp.
  4.25%, due 11/15/19           2,000,000     2,102,620
Northrop Grumman Corp.
  5.05%, due 8/1/19               780,000       857,192
  7.75%, due 3/1/16             2,375,000     2,960,566


+  Percentages indicated are based on Portfolio net assets.
v Among the Portfolio's 10 largest holdings or issuers held as of June 30, 2010, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-29

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

AEROSPACE & DEFENSE (CONTINUED)
Raytheon Co.
  5.375%, due 4/1/13          $ 1,000,000  $  1,099,928
  6.40%, due 12/15/18           1,175,000     1,409,418
                                           ------------
                                             12,643,205
                                           ------------

AGRICULTURE 0.1%
Archer-Daniels-Midland Co.
  5.45%, due 3/15/18            1,000,000     1,137,503
                                           ------------


AUTO MANUFACTURERS 0.1%
DaimlerChrysler N.A. Holding
  Corp.
  6.50%, due 11/15/13           1,000,000     1,119,237
                                           ------------


BANKS 3.8%
American Express Bank FSB
  6.00%, due 9/13/17            2,000,000     2,195,130
V  Bank of America Corp.
  2.10%, due 4/30/12 (d)        3,000,000     3,072,180
  4.50%, due 4/1/15             4,000,000     4,042,884
  5.625%, due 7/1/20            1,650,000     1,663,106
  5.65%, due 5/1/18             1,300,000     1,332,256
BB&T Corp.
  3.375%, due 9/25/13           3,000,000     3,094,047
Fifth Third Bancorp
  4.50%, due 6/1/18               850,000       803,734
JPMorgan Chase Bank N.A.
  6.00%, due 10/1/17            1,550,000     1,687,891
KeyBank N.A.
  5.80%, due 7/1/14               740,000       790,026
Mercantile-Safe Deposit &
  Trust Co.
  5.70%, due 11/15/11             750,000       767,208
Morgan Stanley
  5.50%, due 1/26/20            2,300,000     2,225,020
  5.625%, due 9/23/19             800,000       773,930
PNC Bank N.A.
  6.875%, due 4/1/18            1,000,000     1,129,792
PNC Funding Corp.
  5.125%, due 2/8/20            2,250,000     2,339,586
SunTrust Bank
  5.20%, due 1/17/17              875,000       870,062
Wachovia Bank N.A.
  6.60%, due 1/15/38              850,000       924,236
Wells Fargo & Co.
  3.75%, due 10/1/14            2,750,000     2,815,533
                                           ------------
                                             30,526,621
                                           ------------

BEVERAGES 0.8%
Anheuser-Busch InBev
  Worldwide, Inc.
  3.00%, due 10/15/12           2,000,000     2,053,096
  4.125%, due 1/15/15           1,400,000     1,465,555
  8.20%, due 1/15/39 (a)        1,625,000     2,137,814
Coca-Cola Enterprises, Inc.
  5.00%, due 8/15/13              500,000       550,767
                                           ------------
                                              6,207,232
                                           ------------

BUILDING MATERIALS 0.5%
CRH America, Inc.
  5.30%, due 10/15/13             550,000       591,241
Masco Corp.
  4.80%, due 6/15/15            3,500,000     3,250,558
                                           ------------
                                              3,841,799
                                           ------------

CHEMICALS 0.4%
Dow Chemical Co. (The)
  5.70%, due 5/15/18            2,750,000     2,899,061
                                           ------------


COMMERCIAL SERVICES 0.1%
McKesson Corp.
  5.25%, due 3/1/13               375,000       404,729
                                           ------------


DIVERSIFIED FINANCIAL SERVICES 3.7%
American Express Credit
  Corp.
  7.30%, due 8/20/13            1,500,000     1,698,308
Capital One Bank USA N.A.
  8.80%, due 7/15/19            4,000,000     4,993,644
Citigroup, Inc.
  6.00%, due 8/15/17            2,750,000     2,856,507
V  General Electric Capital
  Corp.
  5.625%, due 5/1/18            3,000,000     3,188,142
  5.875%, due 1/14/38           1,000,000       980,603
  6.00%, due 6/15/12            1,500,000     1,614,185
Goldman Sachs Group, Inc.
  (The)
  1.625%, due 7/15/11 (d)       3,000,000     3,035,256
  6.15%, due 4/1/18             2,000,000     2,095,034
JPMorgan Chase & Co.
  4.60%, due 1/17/11            2,000,000     2,039,372
  4.95%, due 3/25/20            2,475,000     2,572,144
Morgan Stanley
  6.75%, due 4/15/11            2,000,000     2,069,226
Pricoa Global Funding I
  4.625%, due 6/25/12 (a)       2,700,000     2,827,858
                                           ------------
                                             29,970,279
                                           ------------

ELECTRIC 2.7%
Arizona Public Service Co.
  5.50%, due 9/1/35             1,275,000     1,247,038
Carolina Power & Light Co.
  6.125%, due 9/15/33             500,000       568,156


M-30    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

ELECTRIC (CONTINUED)
CenterPoint Energy Houston
  Electric LLC
  7.00%, due 3/1/14           $ 1,250,000  $  1,450,129
Duke Energy Carolinas LLC
  7.00%, due 11/15/18           2,000,000     2,486,462
Duke Energy Corp.
  3.35%, due 4/1/15             2,500,000     2,549,932
Entergy Mississippi, Inc.
  5.15%, due 2/1/13               500,000       534,858
Florida Power Corp.
  4.55%, due 4/1/20             1,700,000     1,821,026
FPL Group Capital, Inc.
  2.55%, due 11/15/13           1,675,000     1,689,083
IES Utilities, Inc.
  Series B
  6.75%, due 3/15/11              500,000       519,605
Kansas City Power & Light
  Co.
  7.15%, due 4/1/19               900,000     1,095,862
Peco Energy Co.
  5.00%, due 10/1/14              750,000       826,640
  5.35%, due 3/1/18             1,500,000     1,684,500
Pepco Holdings, Inc.
  6.45%, due 8/15/12            2,125,000     2,367,365
South Carolina Electric &
  Gas Co.
  6.50%, due 11/1/18              600,000       716,806
Union Electric Co.
  5.30%, due 8/1/37               800,000       804,098
  6.70%, due 2/1/19             1,500,000     1,743,682
                                           ------------
                                             22,105,242
                                           ------------

ENVIRONMENTAL CONTROLS 0.5%
Republic Services, Inc.
  5.00%, due 3/1/20 (a)         2,000,000     2,073,834
  5.50%, due 9/15/19 (a)        2,000,000     2,164,244
                                           ------------
                                              4,238,078
                                           ------------

FINANCE--OTHER SERVICES 0.2%
National Rural Utilities
  Cooperative Finance Corp.
  2.625%, due 9/16/12           1,800,000     1,846,642
                                           ------------


FOOD 1.0%
ConAgra Foods, Inc.
  7.00%, due 4/15/19            1,080,000     1,295,555
Kraft Foods, Inc.
  4.125%, due 2/9/16            2,375,000     2,506,753
Kroger Co. (The)
  7.70%, due 6/1/29             1,000,000     1,261,981
Safeway, Inc.
  5.00%, due 8/15/19              750,000       804,973
  6.25%, due 3/15/14            1,750,000     1,991,642
                                           ------------
                                              7,860,904
                                           ------------

FOREST PRODUCTS & PAPER 0.2%
International Paper Co.
  7.30%, due 11/15/39           1,225,000     1,350,846
                                           ------------


GAS 0.2%
Sempra Energy
  6.50%, due 6/1/16             1,300,000     1,491,747
                                           ------------


HEALTH CARE--SERVICES 0.4%
Roche Holdings, Inc.
  5.00%, due 3/1/14 (a)         2,700,000     2,995,056
                                           ------------


INSURANCE 1.4%
Hartford Financial Services
  Group, Inc.
  5.50%, due 3/30/20            1,050,000     1,019,121
Lincoln National Corp.
  6.25%, due 2/15/20            2,850,000     3,053,259
MetLife Global Funding I
  5.125%, due 6/10/14 (a)       2,700,000     2,933,072
Northwestern Mutual Life
  Insurance Co.
  6.063%, due 3/30/40 (a)       2,500,000     2,680,098
Principal Financial Group,
  Inc.
  8.875%, due 5/15/19             810,000       993,182
Principal Life Income
  Fundings Trust
  5.20%, due 11/15/10           1,000,000     1,015,123
                                           ------------
                                             11,693,855
                                           ------------

LODGING 0.7%
Marriott International, Inc.
  5.625%, due 2/15/13             940,000     1,001,465
  6.20%, due 6/15/16            1,850,000     1,945,519
Wyndham Worldwide Corp.
  6.00%, due 12/1/16            2,650,000     2,570,950
                                           ------------
                                              5,517,934
                                           ------------

MACHINERY--DIVERSIFIED 0.3%
Deere & Co.
  5.375%, due 10/16/29          1,100,000     1,202,196
  6.95%, due 4/25/14            1,000,000     1,184,514
                                           ------------
                                              2,386,710
                                           ------------

MEDIA 1.4%
CBS Corp.
  4.625%, due 5/15/18             950,000       948,351
Comcast Cable Communications
  Holdings, Inc.
  8.375%, due 3/15/13             766,000       887,003


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-31

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

MEDIA (CONTINUED)
COX Communications, Inc.
  8.375%, due 3/1/39 (a)      $ 1,150,000  $  1,563,232
NBC Universal, Inc.
  5.15%, due 4/30/20 (a)        3,600,000     3,754,757
TCM Sub LLC
  3.55%, due 1/15/15 (a)        2,900,000     2,965,151
Time Warner, Inc.
  6.20%, due 3/15/40            1,000,000     1,054,764
                                           ------------
                                             11,173,258
                                           ------------

MISCELLANEOUS--MANUFACTURING 0.4%
ITT Corp.
  4.90%, due 5/1/14             2,250,000     2,451,800
  6.125%, due 5/1/19            1,000,000     1,152,535
                                           ------------
                                              3,604,335
                                           ------------

OIL & GAS 0.7%
Anadarko Petroleum Corp.
  6.20%, due 3/15/40            1,800,000     1,424,126
Marathon Oil Corp.
  6.50%, due 2/15/14            1,250,000     1,407,460
Motiva Enterprises LLC
  5.20%, due 9/15/12 (a)          600,000       642,850
Pemex Project Funding Master
  Trust 5.75%, due 3/1/18       2,000,000     2,095,172
                                           ------------
                                              5,569,608
                                           ------------

PACKAGING & CONTAINERS 0.2%
Bemis Co., Inc.
  5.65%, due 8/1/14             1,460,000     1,607,732
                                           ------------


PHARMACEUTICALS 0.2%
Eli Lilly & Co.
  6.57%, due 1/1/16             1,225,000     1,455,462
                                           ------------


PIPELINES 0.9%
Enbridge Energy Partners,
  L.P.
  5.20%, due 3/15/20            2,050,000     2,112,326
Energy Transfer Partners,
  L.P.
  9.00%, due 4/15/19            1,020,000     1,199,546
Plains All American
  Pipeline, L.P.
  8.75%, due 5/1/19             1,450,000     1,730,794
Williams Partners, L.P.
  3.80%, due 2/15/15 (a)        2,340,000     2,355,191
                                           ------------
                                              7,397,857
                                           ------------

REAL ESTATE 0.2%
AMB Property, L.P.
  6.625%, due 12/1/19           1,250,000     1,346,978
                                           ------------


REAL ESTATE INVESTMENT TRUSTS 1.0%
AvalonBay Communities, Inc.
  6.625%, due 9/15/11             439,000       461,001
Brandywine Operating
  Partnership, L.P.
  5.70%, due 5/1/17             2,772,000     2,708,202
Federal Realty Investment
  Trust
  5.90%, due 4/1/20             1,050,000     1,109,531
Hospitality Properties Trust
  6.30%, due 6/15/16            1,250,000     1,292,655
Liberty Property, L.P.
  5.125%, due 3/2/15              750,000       774,907
  8.50%, due 8/1/10               500,000       501,614
UDR, Inc.
  5.25%, due 1/15/15            1,600,000     1,635,429
                                           ------------
                                              8,483,339
                                           ------------

RETAIL 0.5%
Home Depot, Inc.
  5.875%, due 12/16/36            350,000       358,785
Lowe's Cos., Inc.
  5.80%, due 4/15/40            2,500,000     2,766,307
Yum! Brands, Inc.
  6.875%, due 11/15/37            500,000       573,988
                                           ------------
                                              3,699,080
                                           ------------

TELECOMMUNICATIONS 1.5%
Cellco Partnership/Verizon
  Wireless Capital LLC
  5.55%, due 2/1/14             3,000,000     3,363,435
  8.50%, due 11/15/18           1,500,000     1,950,209
Embarq Corp.
  7.995%, due 6/1/36              250,000       248,106
SBC Communications, Inc.
  5.10%, due 9/15/14            1,500,000     1,664,013
  5.875%, due 2/1/12            2,500,000     2,674,212
Verizon Communications, Inc.
  7.35%, due 4/1/39             2,000,000     2,458,930
                                           ------------
                                             12,358,905
                                           ------------

TRANSPORTATION 0.4%
Burlington Northern Santa Fe
  Corp.
  4.70%, due 10/1/19            2,000,000     2,118,206
Burlington Northern Santa Fe
  LLC
  5.75%, due 5/1/40             1,000,000     1,057,689
                                           ------------
                                              3,175,895
                                           ------------

TRUCKING & LEASING 0.3%
TTX Co.
  5.00%, due 4/1/12 (a)         2,050,000     2,151,971
                                           ------------
Total Corporate Bonds
  (Cost $197,683,773)                       212,261,100
                                           ------------




M-32    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE

MEDIUM TERM NOTE 0.1%
-------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES 0.1%
Morgan Stanley
  6.625%, due 4/1/18          $   600,000  $    628,880
                                           ------------
Total Medium Term Note
  (Cost $614,570)                               628,880
                                           ------------


MORTGAGE-BACKED SECURITIES 6.7%
-------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 6.7%
Banc of America Commercial
  Mortgage, Inc.
  Series 2006-2, Class A4
  5.928%, due 5/10/45 (c)       3,600,000     3,812,853
Banc of America Funding
  Corp.
  Series 2006-7, Class T2A3
  5.695%, due 10/25/36            975,553       617,748
Bear Stearns Adjustable Rate
  Mortgage Trust
  Series 2005-8, Class A4
  5.105%, due 8/25/35 (a)(c)      500,000       478,431
V  Bear Stearns Commercial
  Mortgage Securities
  Series 2006-PW13, Class A3
  5.518%, due 9/11/41           1,000,000     1,056,101
  Series 2006-PW11, Class A3
  5.624%, due 3/11/39 (c)       1,000,000     1,066,307
  Series 2006-PW11, Class AM
  5.624%, due 3/11/39 (c)         500,000       448,474
  Series 2007-T28, Class A3
  5.793%, due 9/11/42 (c)       5,000,000     5,433,107
  Series 2006-PW12, Class
  AAB
  5.882%, due 9/11/38 (c)       1,000,000     1,089,897
  Series 2007-PW16, Class A4
  5.907%, due 6/11/40 (c)       1,700,000     1,729,943
Citigroup Commercial
  Mortgage Trust
  Series 2006-C5, Class A4
  5.431%, due 10/15/49          3,700,000     3,770,947
Commercial Mortgage Pass-
  Through Certificates
  Series 2006-C8, Class A4
  5.306%, due 12/10/46          1,900,000     1,853,423
Credit Suisse Mortgage
  Capital Certificates
  Series 2006-C1, Class AM
  5.729%, due 2/15/39 (c)       5,000,000     4,527,859
Greenwich Capital Commercial
  Funding Corp.
  Series 2007-GG9, Class A4
  5.444%, due 3/10/39           2,000,000     2,003,652
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  Series 2007-CB20, Class A3
  5.819%, due 2/12/51           1,000,000     1,049,372
  Series 2006-LDP7, Class A4
  6.064%, due 4/15/45 (c)       2,000,000     2,131,311
  Series 2007-LD12, Class A3
  6.188%, due 2/15/51 (c)       1,000,000     1,022,683
LB-UBS Commercial Mortgage
  Trust
  Series 2007-C6, Class AAB
  5.855%, due 7/15/40           1,000,000     1,053,266
  Series 2007-C6, Class A3
  5.933%, due 7/15/40           1,000,000     1,033,387
Merrill Lynch Mortgage Trust
  Series 2005-LC1, Class A3
  5.289%, due 1/12/44 (c)       2,500,000     2,590,665
  Series 2007-C1, Class A3
  6.02%, due 6/12/50 (c)        2,240,000     2,317,700
Merrill Lynch/Countrywide
  Commercial Mortgage Trust
  Series 2006-4, Class A3
  5.172%, due 12/12/49 (c)      2,080,000     2,053,679
  Series 2007-8, Class A2
  6.118%, due 8/12/49 (c)       1,000,000     1,089,674
Morgan Stanley Capital I
  Series 2007-HQ11, Class A4
  5.447%, due 2/12/44 (c)       1,500,000     1,490,660
  Series 2006-HQ8, Class A4
  5.557%, due 3/12/44 (c)       2,000,000     2,119,212
  Series 2007-IQ14, Class
  AAB
  5.654%, due 4/15/49 (c)       1,000,000     1,047,486
  Series 2006-HQ9, Class AM
  5.773%, due 7/12/44 (c)       1,000,000       908,722
Structured Adjustable Rate
  Mortgage Loan Trust
  Series 2006-8, Class 4A3
  5.588%, due 9/25/36 (c)       1,000,000       715,733
TBW Mortgage-Backed Pass-
  Through Certificates
  Series 2006-6, Class A2B
  5.66%, due 1/25/37            2,000,000     1,230,404


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-33

                                PRINCIPAL
                                   AMOUNT         VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Wachovia Bank Commercial
  Mortgage Trust
  Series 2006-C29, Class AM
  5.339%, due 11/15/48        $ 2,000,000  $  1,701,860
  Series 2006-C28, Class A4
  5.572%, due 10/15/48          2,200,000     2,276,217
                                           ------------
Total Mortgage-Backed
  Securities
  (Cost $52,334,646)                         53,720,773
                                           ------------


U.S. GOVERNMENT & FEDERAL AGENCIES 58.2%
-------------------------------------------------------

V  FEDERAL HOME LOAN MORTGAGE CORPORATION 2.2%
  3.75%, due 6/28/13            6,900,000     7,441,333
  4.75%, due 1/19/16            2,000,000     2,247,530
  5.125%, due 4/18/11           3,000,000     3,112,158
  5.50%, due 7/18/16            4,000,000     4,661,576
                                           ------------
                                             17,462,597
                                           ------------

V  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 17.3%
  4.00%, due 1/1/25               983,270     1,022,428
  4.00%, due 3/1/25               988,026     1,027,373
  4.00%, due 5/1/25               996,105     1,035,774
  4.00%, due 1/1/39             2,366,885     2,400,293
  4.00%, due 9/1/39             3,916,752     3,969,587
  4.50%, due 4/1/22               842,089       896,388
  4.50%, due 4/1/23               212,384       224,553
  4.50%, due 6/1/24               429,214       453,135
  4.50%, due 7/1/24               985,506     1,040,430
  4.50%, due 5/1/25             1,992,401     2,103,442
  4.50%, due 9/1/35             1,396,554     1,459,225
  4.50%, due 11/1/38 TBA (e)    8,000,000     8,285,000
  4.50%, due 1/1/39               706,830       733,579
  4.50%, due 2/1/39             1,809,036     1,877,497
  4.50%, due 4/1/39             1,590,920     1,650,381
  4.50%, due 6/1/39             2,896,209     3,004,455
  4.50%, due 11/1/39            7,820,464     8,112,754
  4.50%, due 2/1/40            18,786,196    19,488,331
  5.00%, due 1/1/25            11,208,617    11,967,826
  5.00%, due 8/1/35               694,587       736,617
  5.00%, due 8/1/37             3,188,510     3,377,781
  5.00%, due 4/1/38               217,558       230,473
  5.00%, due 9/1/38             1,908,983     2,022,301
  5.00%, due 3/1/40             4,980,635     5,275,789
  5.50%, due 12/1/18              642,409       697,365
  5.50%, due 9/1/21               761,727       824,272
  5.50%, due 9/1/22               878,584       949,714
  5.50%, due 8/1/37             1,331,938     1,431,010
  5.50%, due 9/1/37             7,295,511     7,838,160
  5.50%, due 1/1/38             5,073,182     5,450,532
  5.50%, due 8/1/38             3,207,135     3,445,685
  5.50%, due 10/1/38            3,128,134     3,360,808
  5.50%, due 12/1/38            7,670,739     8,241,299
  5.50%, due 1/1/39             2,749,497     2,954,008
  6.00%, due 7/1/21             1,828,378     1,992,289
  6.00%, due 8/1/36             3,495,695     3,802,879
  6.00%, due 2/1/37               517,061       562,498
  6.00%, due 9/1/37             3,227,193     3,508,766
  6.00%, due 11/1/37            1,395,842     1,517,629
  6.00%, due 12/1/37            6,069,953     6,599,557
  6.00%, due 10/1/38               51,202        55,643
  6.50%, due 7/1/17               165,331       180,307
  6.50%, due 11/1/35              209,777       232,308
  6.50%, due 8/1/37               486,897       534,628
  6.50%, due 11/1/37              995,901     1,093,530
  7.00%, due 1/1/33               869,567       981,278
  7.00%, due 9/1/33               239,407       270,225
                                           ------------
                                            138,919,802
                                           ------------

V  FEDERAL NATIONAL MORTGAGE ASSOCIATION 2.3%
  2.75%, due 3/13/14            6,600,000     6,882,480
  4.625%, due 10/15/13          6,000,000     6,632,274
  4.875%, due 5/18/12           2,000,000     2,154,520
  5.50%, due 3/15/11            3,000,000     3,107,784
                                           ------------
                                             18,777,058
                                           ------------

V  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 9.4%
  4.00%, due 10/1/20                  687           725
  4.00%, due 3/1/22               329,903       344,330
  4.50%, due 5/1/24             5,891,048     6,232,257
  5.00%, due 1/1/21               142,967       153,545
  5.00%, due 4/1/23             1,605,250     1,715,235
  5.00%, due 3/1/34             1,980,008     2,105,010
  5.00%, due 4/1/34             5,197,115     5,527,859
  5.00%, due 2/1/36             2,542,558     2,698,793
  5.00%, due 2/1/36 TBA (e)    19,000,000    20,101,411
  5.00%, due 5/1/37                12,258        12,990
  5.00%, due 2/1/38               296,150       313,822
  5.00%, due 3/1/38               768,308       814,155
  5.00%, due 4/1/38             6,628,128     7,023,648
  5.00%, due 5/1/38             1,117,845     1,184,550
  5.00%, due 7/1/38               942,766       999,024
  5.50%, due 5/1/16                47,319        51,056
  5.50%, due 1/1/21                17,976        19,505
  5.50%, due 12/1/21               63,332        68,542
  5.50%, due 1/1/22               438,172       474,219
  5.50%, due 2/1/22                31,608        34,192
  5.50%, due 7/1/35               302,976       326,002


M-34    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  5.50%, due 4/1/36           $   897,925  $    965,325
  5.50%, due 2/1/37             7,309,110     7,856,788
  5.50%, due 5/1/37               836,316       898,914
  5.50%, due 6/1/37             1,759,095     1,890,764
  5.50%, due 8/1/37             1,787,198     1,923,025
  5.50%, due 6/1/38               900,397       967,792
  6.00%, due 1/1/36                11,992        13,051
  6.00%, due 3/1/36               550,732       599,386
  6.00%, due 10/1/38            5,466,233     5,938,891
  6.50%, due 10/1/36            1,010,698     1,110,094
  6.50%, due 1/1/37             1,567,951     1,722,149
  6.50%, due 8/1/37               227,792       249,838
  6.50%, due 10/1/37            1,012,157     1,110,115
  7.00%, due 9/1/37               237,948       264,643
  7.00%, due 10/1/37               13,191        14,671
  7.00%, due 11/1/37               22,897        25,466
  7.50%, due 7/1/28                84,673        96,319
                                           ------------
                                             75,848,101
                                           ------------

V  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 4.7%
  4.50%, due 9/15/35              346,861       363,304
  4.50%, due 1/15/39              999,999     1,043,968
  4.50%, due 5/15/39            4,899,440     5,114,862
  4.50%, due 2/15/40              999,999     1,043,968
  4.50%, due 5/15/40            1,000,000     1,043,969
  4.50%, due 6/15/40            1,000,000     1,043,969
  5.00%, due 5/1/38 TBA (e)     3,000,000     3,195,468
  5.00%, due 1/15/39              418,981       447,472
  5.00%, due 3/15/39            3,768,922     4,025,208
  5.50%, due 7/15/35              397,094       431,257
  5.50%, due 8/15/35              411,571       446,979
  5.50%, due 5/15/36              461,207       500,164
  5.50%, due 7/15/36              264,261       286,583
  5.50%, due 5/15/37               27,140        29,391
  5.50%, due 11/15/37             521,916       565,186
  5.50%, due 6/15/38              694,624       751,778
  5.50%, due 12/15/39           6,000,000     6,494,625
  6.00%, due 1/15/36              571,229       624,835
  6.00%, due 11/15/37             391,594       427,609
  6.00%, due 12/15/37           2,528,277     2,760,470
  6.00%, due 9/15/38            2,513,415     2,743,786
  6.00%, due 10/15/38           1,777,278     1,940,176
  6.50%, due 1/15/36              339,289       373,441
  6.50%, due 3/15/36              244,132       268,706
  6.50%, due 6/15/36              461,924       508,419
  6.50%, due 9/15/36              126,740       139,497
  6.50%, due 7/15/37              600,830       660,275
  7.00%, due 7/15/31               79,007        89,753
                                           ------------
                                             37,365,118
                                           ------------

V  UNITED STATES TREASURY BONDS 1.9%
  4.375%, due 11/15/39          4,035,000     4,355,908
  4.50%, due 8/15/39            3,360,000     3,700,724
  4.625%, due 2/15/40           4,925,000     5,536,005
  6.25%, due 8/15/23            1,300,000     1,685,125
                                           ------------
                                             15,277,762
                                           ------------

V  UNITED STATES TREASURY NOTES 20.4%
  0.875%, due 2/29/12           9,050,000     9,098,417
  1.125%, due 12/15/12          8,085,000     8,151,321
  1.125%, due 6/15/13           4,500,000     4,517,910
  1.375%, due 5/15/12          11,000,000    11,161,568
  1.375%, due 1/15/13           5,750,000     5,827,269
  1.375%, due 3/15/13          16,195,000    16,405,049
  1.375%, due 5/15/13           9,200,000     9,312,148
  2.125%, due 5/31/15           1,405,000     1,429,152
  2.50%, due 3/31/15            4,340,000     4,497,325
  2.50%, due 4/30/15           14,530,000    15,046,498
  3.125%, due 4/30/17          40,000,000    41,812,480
  3.25%, due 6/30/16              700,000       742,383
  3.375%, due 11/15/19          9,010,000     9,331,684
  3.50%, due 5/15/20           16,635,000    17,409,526
  3.625%, due 2/15/20           9,020,000     9,530,189
                                           ------------
                                            164,272,919
                                           ------------
Total U.S. Government &
  Federal Agencies
  (Cost $451,070,817)                       467,923,357
                                           ------------


YANKEE BONDS 4.3% (F)
-------------------------------------------------------

BANKS 1.3%
Bank of Nova Scotia
  3.40%, due 1/22/15            1,800,000     1,858,597
Credit Suisse A.G.
  5.40%, due 1/14/20              750,000       745,698
Credit Suisse/New York NY
  5.30%, due 8/13/19            1,025,000     1,086,558
HSBC Bank PLC
  3.50%, due 6/28/15 (a)        2,450,000     2,473,569
Nordea Bank Sweden AB
  5.25%, due 11/30/12 (a)         800,000       858,255
Svenska Handelsbanken AB
  4.875%, due 6/10/14 (a)       1,000,000     1,055,854
Westpac Banking Corp.
  4.875%, due 11/19/19          2,500,000     2,581,910
                                           ------------
                                             10,660,441
                                           ------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-35

                                PRINCIPAL
                                   AMOUNT         VALUE
YANKEE BONDS (CONTINUED)

BEVERAGES 0.4%
Diageo Capital PLC
  5.75%, due 10/23/17         $ 1,750,000  $  1,979,136
Molson Coors Capital Finance
  ULC
  4.85%, due 9/22/10            1,500,000     1,513,457
                                           ------------
                                              3,492,593
                                           ------------

OIL & GAS 0.2%
Petroleos Mexicanos
  4.875%, due 3/15/15 (a)         800,000       828,000
Shell International Finance
  B.V.
  4.00%, due 3/21/14              750,000       793,270
                                           ------------
                                              1,621,270
                                           ------------

PHARMACEUTICALS 0.2%
Novartis Securities
  Investment, Ltd.
  5.125%, due 2/10/19           1,575,000     1,763,127
                                           ------------


PIPELINES 0.4%
TransCanada Pipelines, Ltd.
  4.00%, due 6/15/13              500,000       531,553
  7.25%, due 8/15/38            1,000,000     1,213,556
  7.625%, due 1/15/39             950,000     1,213,643
                                           ------------
                                              2,958,752
                                           ------------

SOVEREIGN 0.2%
Svensk Exportkredit AB
  3.25%, due 9/16/14            1,425,000     1,478,341
                                           ------------


TELECOMMUNICATIONS 1.6%
America Movil SAB de CV
  6.125%, due 3/30/40 (a)       2,000,000     2,088,464
Deutsche Telekom
  International Finance B.V.
  6.00%, due 7/8/19             2,800,000     3,096,590
  6.75%, due 8/20/18            1,920,000     2,224,800
Telecom Italia Capital S.A.
  5.25%, due 10/1/15              250,000       252,312
Telefonica Emisiones SAU
  5.134%, due 4/27/20           2,800,000     2,806,420
Telefonica Europe B.V.
  7.75%, due 9/15/10              500,000       506,254
Vodafone Group PLC
  5.625%, due 2/27/17           1,750,000     1,919,360
                                           ------------
                                             12,894,200
                                           ------------
Total Yankee Bonds
  (Cost $32,059,261)                         34,868,724
                                           ------------
Total Long-Term Bonds
  (Cost $762,577,652)                       791,481,194
                                           ------------




SHORT-TERM INVESTMENTS 4.6%
-------------------------------------------------------

COMMERCIAL PAPER 3.2%
Campbell Soup Co.
  0.16%, due 7/1/10 (a)(g)      3,000,000     3,000,000
International Business
  Machines Corp.
  0.11%, due 7/8/10 (a)(g)      3,900,000     3,899,917
NSTAR Electric Co.
  0.18%, due 7/6/10 (g)         5,000,000     4,999,875
Procter & Gamble
  International
  Funding SCA
  0.16%, due 7/7/10 (a)(g)      4,000,000     3,999,893
Southern Co. Funding Corp.
  0.25%, due 7/13/10 (a)(g)     5,000,000     4,999,583
Travelers Cos., Inc. (The)
  0.22%, due 7/13/10 (a)(g)     5,000,000     4,999,634
                                           ------------
Total Commercial Paper
  (Cost $25,898,902)                         25,898,902
                                           ------------



REPURCHASE AGREEMENT 0.0%++
State Street Bank and Trust
  Co. 0.00%, dated 6/30/10
  due 7/1/10
  Proceeds at Maturity
  $39,848 (Collateralized by
  a Federal Home Loan Bank
  security with a rate of
  4.375% and a maturity date
  of 9/17/10, with a
  Principal Amount of
  $40,000 and a Market Value
  of $40,852)                      39,848        39,848
                                           ------------
Total Repurchase Agreement
  (Cost $39,848)                                 39,848
                                           ------------



U.S. GOVERNMENT 1.4%
United States Treasury Bills
  0.055%, due 7/8/10 (g)        6,000,000     5,999,928
  0.164%, due 8/19/10 (g)       5,000,000     4,998,875
                                           ------------
Total U.S. Government
  (Cost $10,999,205)                         10,998,803
                                           ------------
Total Short-Term Investments
  (Cost $36,937,955)                         36,937,553
                                           ------------
Total Investments
  (Cost $799,515,607) (h)           103.0%  828,418,747
Other Assets, Less
  Liabilities                        (3.0)  (24,087,833)
                              -----------  ------------

Net Assets                          100.0% $804,330,914
                              ===========  ============





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Portfolio's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior securities (e.g., futures, swaps, options).


M-36    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Subprime mortgage investment and other
     asset-backed securities. The total market
     value of the securities at June 30, 2010
     is $10,814,206, which represents 1.3% of
     the Portfolio's net assets.
(c)  Floating rate--Rate shown is the rate in
     effect at June 30, 2010.
(d)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation (FDIC)
     Temporary Liquidity Guarantee Program and
     is backed by the full faith and credit of
     the United States. The expiration date of
     the FDIC's guarantee is the earlier of
     the maturity date of the debt or June 30,
     2012.
(e)  TBA--Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date
     will be determined upon settlement. The
     market value of these securities at June
     30, 2010 is $31,581,879, which represents
     3.9% of the Portfolio's net assets. All
     or a portion of these securities were
     acquired under a mortgage dollar roll
     agreement.
(f)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(g)  Interest rate presented is yield to
     maturity.
(h)  At June 30, 2010, cost is $800,271,199
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 38,797,234
Gross unrealized depreciation       (10,649,686)
                                   ------------
Net unrealized appreciation        $ 28,147,548
                                   ============



The following is a summary of the fair valuations according to the inputs used as of June 30, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Long-Term Bonds
  Asset-Backed Securities                         $     --  $ 22,078,360      $     --  $ 22,078,360
  Corporate Bonds                                       --   212,261,100            --   212,261,100
  Medium Term Notes                                     --       628,880            --       628,880
  Mortgage-Backed Securities                            --    53,720,773            --    53,720,773
  U.S. Government & Federal Agencies                    --   467,923,357            --   467,923,357
  Yankee Bonds                                          --    34,868,724            --    34,868,724
                                                  --------  ------------      --------  ------------
Total Long-Term Bonds                                   --   791,481,194            --   791,481,194
                                                  --------  ------------      --------  ------------
Short-Term Investments
  Commercial Paper                                      --    25,898,902            --    25,898,902
  Repurchase Agreement                                  --        39,848            --        39,848
  U.S. Government                                       --    10,998,803            --    10,998,803
                                                  --------  ------------      --------  ------------
Total Short-Term Investments                            --    36,937,553            --    36,937,553
                                                  --------  ------------      --------  ------------
Total Investments in Securities                        $--  $828,418,747           $--  $828,418,747
                                                  ========  ============      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

At June 30, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-37

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $799,515,607)     $828,418,747
Receivables:
  Interest                              6,060,563
  Fund shares sold                      1,804,332
Other assets                                6,106
                                     ------------
     Total assets                     836,289,748
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased      31,388,764
  Manager (See Note 3)                    320,144
  Fund shares redeemed                     80,527
  Shareholder communication                74,158
  NYLIFE Distributors (See Note 3)         56,043
  Professional fees                        30,095
  Directors                                 2,910
  Custodian                                 1,723
Accrued expenses                            4,470
                                     ------------
     Total liabilities                 31,958,834
                                     ------------
Net assets                           $804,330,914
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    536,158
Additional paid-in capital            719,203,002
                                     ------------
                                      719,739,160
Undistributed net investment income    38,914,155
Accumulated net realized gain on
  investments and futures
  transactions                         16,774,459
Net unrealized appreciation on
  investments                          28,903,140
                                     ------------
Net assets                           $804,330,914
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $523,788,931
                                     ============
Shares of capital stock outstanding    34,826,718
                                     ============
Net asset value per share
  outstanding                        $      15.04
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $280,541,983
                                     ============
Shares of capital stock outstanding    18,789,101
                                     ============
Net asset value per share
  outstanding                        $      14.93
                                     ============





M-38    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $15,441,124
                                      -----------
EXPENSES:
  Manager (See Note 3)                  1,888,542
  Distribution and service--Service
     Class (See Note 3)                   304,377
  Shareholder communication               100,362
  Professional fees                        67,202
  Custodian                                27,995
  Directors                                13,248
  Miscellaneous                            16,694
                                      -----------
     Total expenses                     2,418,420
                                      -----------
Net investment income                  13,022,704
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Security transactions                 6,220,123
  Futures transactions                    786,876
                                      -----------
Net realized gain on investments and
  futures transactions                  7,006,999
                                      -----------
Net change in unrealized
  appreciation (depreciation) on
  investments                          25,799,143
                                      -----------
Net realized and unrealized gain on
  investments and futures
  transactions                         32,806,142
                                      -----------
Net increase in net assets resulting
  from operations                     $45,828,846
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-39

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2009


                                      2010           2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $ 13,022,704  $  25,327,340
 Net realized gain on
  investments and futures
  transactions                   7,006,999     10,384,129
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                   25,799,143     11,774,992
                              ---------------------------
 Net increase in net assets
  resulting from operations     45,828,846     47,486,461
                              ---------------------------
Dividends and distributions
 to shareholders:
 From net investment
  income:
    Initial Class                       --    (21,915,205)
    Service Class                       --     (8,941,088)
                              ---------------------------
                                        --    (30,856,293)
                              ---------------------------
 From net realized gain on
  investments:
    Initial Class                       --     (1,792,095)
    Service Class                       --       (766,418)
                              ---------------------------
                                        --     (2,558,513)
                              ---------------------------
 Total dividends and
  distributions to
  shareholders                          --    (33,414,806)
                              ---------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        97,596,039    166,741,328
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                     --     33,414,806
 Cost of shares redeemed       (77,109,472)  (110,257,248)
                              ---------------------------
    Increase in net assets
     derived from capital
     share transactions         20,486,567     89,898,886
                              ---------------------------
    Net increase in net
     assets                     66,315,413    103,970,541
NET ASSETS:
Beginning of period            738,015,501    634,044,960
                              ---------------------------
End of period                 $804,330,914  $ 738,015,501
                              ===========================
Undistributed net investment
 income at end of period      $ 38,914,155  $  25,891,451
                              ===========================





M-40    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-41

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                            INITIAL CLASS
                                     ------------------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED
                                      JUNE 30,                                  YEAR ENDED DECEMBER 31,
                                        2010*            2009            2008            2007            2008            2005
Net asset value at beginning of
  period                              $  14.17         $  13.82        $  13.96        $  13.60        $  13.16        $  13.31
                                      --------         --------        --------        --------        --------        --------
Net investment income                     0.25 (a)         0.56 (a)        0.64 (a)        0.53            0.58            0.53 (a)
Net realized and unrealized gain
  (loss) on investments                   0.62             0.51           (0.16)           0.35            0.02           (0.24)
                                      --------         --------        --------        --------        --------        --------
Total from investment operations          0.87             1.07            0.48            0.88            0.60            0.29
                                      --------         --------        --------        --------        --------        --------
Less dividends and distributions:
  From net investment income                --            (0.67)          (0.62)          (0.52)          (0.16)          (0.44)
  From net realized gain on
     investments                            --            (0.05)          (0.00) ++          --              --              --
                                      --------         --------        --------        --------        --------        --------
Total dividends and distributions           --            (0.72)          (0.62)          (0.52)          (0.16)          (0.44)
                                      --------         --------        --------        --------        --------        --------
Net asset value at end of period      $  15.04         $  14.17        $  13.82        $  13.96        $  13.60        $  13.16
                                      ========         ========        ========        ========        ========        ========
Total investment return                   6.14%(d)(e)      7.77%           3.72%           6.52%           4.55%           2.18%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   3.46%++          3.97%           4.58%           4.89%           4.66%           3.96%
  Net expenses                            0.55%++          0.55%           0.54%           0.50%           0.52%           0.36%
  Expenses (before reimbursement)         0.55%++          0.55%           0.54%           0.50%           0.52%           0.51%
Portfolio turnover rate                     81%(c)          158%(c)         304%(c)         265%(c)         166%(c)         277%(c)
Net assets at end of period (in
  000's)                              $523,789         $515,186        $451,804        $508,892        $410,139        $377,607




*    Unaudited.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total investment return would have been 2.03% and 1.77% for Initial Class shares and
     Service Class shares, respectively for the year ended December 31, 2005.
(c)  The portfolio turnover rates not including mortgage dollar rolls were 59%,
     151%, 297%, 256%, 147% and 161% for the six-month period ended June 30, 2010 and the fiscal years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.
(d)  Total investment return is not annualized.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-42    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                 SERVICE CLASS
      ---------------------------------------------------------------------------------------------------
      SIX MONTHS
         ENDED
       JUNE 30,                                       YEAR ENDED DECEMBER 31,
         2010*              2009              2008              2007              2006              2005

       $  14.09           $  13.75          $  13.90          $  13.55          $  13.12          $ 13.29
       --------           --------          --------          --------          --------          -------
           0.23 (a)           0.52 (a)          0.60 (a)          0.49              0.57             0.50 (a)
           0.61               0.51             (0.15)             0.35              0.00 ++         (0.25)
       --------           --------          --------          --------          --------          -------
           0.84               1.03              0.45              0.84              0.57             0.25
       --------           --------          --------          --------          --------          -------

             --              (0.64)            (0.60)            (0.49)            (0.14)           (0.42)
             --              (0.05)            (0.00) ++            --                --               --
       --------           --------          --------          --------          --------          -------
             --              (0.69)            (0.60)            (0.49)            (0.14)           (0.42)
       --------           --------          --------          --------          --------          -------
       $  14.93           $  14.09          $  13.75          $  13.90          $  13.55          $ 13.12
       ========           ========          ========          ========          ========          =======
           5.96%(d)(e)        7.50%             3.47%             6.25%             4.29%            1.89%(b)

           3.23%++            3.70%             4.34%             4.64%             4.41%            3.71%
           0.80%++            0.80%             0.79%             0.75%             0.77%            0.61%
           0.80%++            0.80%             0.79%             0.75%             0.77%            0.76%
             81%(c)            158%(c)           304%(c)           265%(c)           166%(c)          277%(c)
       $280,542           $222,830          $182,241          $139,595          $103,352          $90,392




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-43

MAINSTAY VP CASH MANAGEMENT PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.


INITIAL CLASS                                                      AS OF 6/30/10
--------------------------------------------------------------------------------

                                        SIX      ONE      FIVE     TEN
TOTAL RETURNS                         MONTHS     YEAR    YEARS    YEARS
-----------------------------------------------------------------------
After Portfolio operating expenses     0.01%    0.01%    2.69%    2.43%
7-DAY CURRENT YIELD: 0.01%(2)





(After Portfolio operating expenses)


(LINE GRAPH)

                                  LIPPER VARIABLE
                MAINSTAY VP       PRODUCTS MONEY
              CASH MANAGEMENT    MARKET PORTFOLIO
                 PORTFOLIO            AVERAGE
              ---------------    ----------------
06/30/00           10000               10000
06/30/01           10564               10554
06/30/02           10792               10771
06/30/03           10895               10880
06/30/04           10957               10941
06/30/05           11137               11124
06/30/06           11584               11540
06/30/07           12153               12105
06/30/08           12619               12561
06/30/09           12717               12696
06/30/10           12718               12702




BENCHMARK PERFORMANCE                                           SIX      ONE      FIVE     TEN
                                                              MONTHS     YEAR    YEARS    YEARS
Lipper Variable Products Money Market Portfolio Average(3)     0.00%    0.03%    2.66%    2.42%






1. Performance figures reflect certain fee waivers, without which total returns may have been lower. These waivers are voluntary and may be discontinued at any time. Performance figures shown for the five-year and ten-year periods ended June 30, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the average annual total returns would have been 2.65% and 2.41% for Initial Class shares for the five-year and ten-year periods, respectively.
2. As of June 30, 2010, MainStay VP Cash Management Portfolio had an effective 7-day yield of 0.01% and a 7-day current yield of 0.01%. The current yield is more reflective of the Portfolio's earnings than the total return.
3. The Lipper Variable Products Money Market Portfolio Average is representative of portfolios that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These portfolios intend to keep constant net asset value. Lipper Inc. is an independent monitor of fund performance.


M-44    MainStay VP Cash Management Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CASH MANAGEMENT PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2010, to June 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2010, to June 30, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     1/1/10         6/30/10       PERIOD(1)         6/30/10        PERIOD(1)
INITIAL CLASS SHARES          $1,000.00       $1,000.10        $1.29          $1,023.50         $1.30
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of 0.26% multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.





                                                 mainstayinvestments.com    M-45

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)

Commercial Paper                                54.7
U.S. Government & Federal Agencies              22.2
Repurchase Agreements                           11.8
Corporate Bonds                                  6.5
Asset-Backed Securities                          4.6
Other Assets, Less Liabilities                   0.2




 See Portfolio of Investments beginning on page M-49 for specific holdings within these categories.



M-46    MainStay VP Cash Management Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY DAVID CLEMENT, CFA, AND THOMAS J. GIRARD OF NEW YORK LIFE INVESTMENTS,(1) THE PORTFOLIO'S MANAGER.

HOW DID MAINSTAY VP CASH MANAGEMENT PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2010?

For the seven-day period ended June 30, 2010, Initial Class shares of MainStay VP Cash Management Portfolio provided a current yield of 0.01% and an effective yield of 0.01%. For the six months ended June 30, 2010, Initial Class shares of MainStay VP Cash Management Portfolio returned 0.01%. The Portfolio outperformed the 0.00% return of the Lipper(2) Variable Products Money Market Portfolio Average for the six months ended June 30, 2010.

WHAT ECONOMIC AND MARKET FORCES AFFECTED THE PORTFOLIO DURING THE FIRST SIX MONTHS OF 2010?

The Federal Open Market Committee (FOMC) maintained the targeted federal funds rate in a range from 0% to 0.25% throughout the reporting period. This FOMC decision affected short-term interest rates and resulted in a lower yield for the Portfolio. In addition, at the end of June the market faced quarter-end pressures from the funding needs of short-term investors and the inventory preferences of broker-dealers. This hurt yields on short-maturity Treasury bills and repurchase agreements as investors worked to avoid miniscule spreads at the end of the first quarter and negative spreads at the end of June.

During the reporting period, concerns over the quality of European sovereign debt led to a flight to quality, or a general movement toward securities that are perceived to be more secure. The supply of commercial paper and corporate bonds of industrial issuers remained sparse. In addition, new Securities and Exchange Commission (SEC) money market fund regulations affected supply-and-demand characteristics along both the yield curve and the credit curve.(3) The yield curve steepened because the new regulations called for higher levels of liquidity, which created higher demand for securities with shorter maturities. The credit curve widened because the new regulations also decreased the amount of allowable investments in second tier commercial paper.

HOW DID YOU MANAGE THE PORTFOLIO'S DURATION DURING THE REPORTING PERIOD?

We used a longer duration during the reporting period to take advantage of higher yields further out the yield curve. Over the course of the reporting period, we shortened duration from 72 days to 55 days to position the Portfolio for higher interest rates sometime later this year, a flatter yield curve for a good part of the reporting period, and new SEC guidelines mandating that weighted average maturities be 60 days or less. In light of these new regulations, effective May 1, 2010, the Portfolio maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less. Having a longer duration during a portion of the reporting period helped the Portfolio maintain a competitive yield.

WHAT DECISIONS DID YOU MAKE DURING THE REPORTING PERIOD TO IMPROVE THE PORTFOLIO'S YIELD?

The FOMC's decision to keep the federal funds target rate in a very low range gave us the confidence we needed to invest in longer-dated maturities and garner higher yields, particularly in the early portion of the reporting period. When the yield curve steepened, we found value in the three-month portion of the curve through investments in money-market-eligible tranches of term asset-backed-security deals.

WHICH POSITIONS WERE STRONG CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH POSITIONS DETRACTED THE MOST?

Positive contributors to the Portfolio's performance included FDIC-backed securities, Treasury coupons and agency coupons. Detractors from performance included repurchase agreements and commercial paper of industrial issuers.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

One of the Portfolio's significant investments during the reporting period was a Berkshire Hathaway floating-rate security due 2/15/2011, which offered an incrementally higher yield than commercial paper investments.

Other significant purchases included investments in a number of asset-backed securities, which allowed the Portfolio to incrementally increase yield by extending out an upward sloping curve by investing in securities that were less expensive than comparable commercial paper. A few examples were CNH Equipment

1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
3. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting. The credit curve reflects credit spreads (the difference in yield between U.S. Treasurys and credit securities) across different maturities.

                                                 mainstayinvestments.com    M-47

Trust and John Deere Owner Trust deals and BMW Vehicle Owner Trust and Mercedes-Benz Auto Receivables Trust deals. Other positive contributors among the Portfolio's asset-backed securities were Navistar Equipment Trust and Ally Auto Receivables Trust.

Finally, we were able to augment yield in the agency portion of the Portfolio through investments in supranationals, such as the International Bank for Recon-struction and Development (World Bank) and the Inter-American Development Bank.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE OVER THE COURSE OF THE REPORTING PERIOD?

During the reporting period, the Portfolio increased its weightings in asset-backed securities and repurchase agreements. Over the same period, the Portfolio decreased its weighting in commercial paper.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Cash Management Portfolio on this page and the preceding pages has not been audited.

M-48    MainStay VP Cash Management Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2010 UNAUDITED


                                     PRINCIPAL      AMORTIZED
                                        AMOUNT           COST
SHORT-TERM INVESTMENTS 99.8%+
-------------------------------------------------------------

ASSET-BACKED SECURITIES 4.6%
Ally Auto Receivables Trust
  Series 2009-B, Class A1
  0.305%, due 11/15/10 (a)         $   306,466  $     306,466
  Series 2010-1, Class A1
  0.323%, due 4/15/11                  684,868        684,868
  Series 2010-2, Class A1
  0.586%, due 7/15/11                4,400,000      4,400,000
Bank of America Auto Trust
  Series 2010-1A, Class A1
  0.262%, due 2/15/11 (a)            1,463,543      1,463,543
  Series 2009-3A, Class A1
  0.296%, due 11/15/10 (a)              73,716         73,716
BMW Vehicle Owner Trust
  Series 2010-A, Class A1
  0.279%, due 4/25/11                2,251,312      2,251,312
Chrysler Financial Auto
  Securitization Trust
  Series 2009-B, Class A1
  0.306%, due 12/8/10 (a)              737,713        737,713
CNH Equipment Trust
  Series 2010-A, Class A1
  0.354%, due 4/15/11                3,038,597      3,038,597
  Series 2009-C, Class A1
  0.421%, due 12/3/10                  112,538        112,538
Ford Credit Auto Owner Trust
  Series 2009-E, Class A1
  0.295%, due 12/15/10 (a)             310,145        310,145
  Series 2010-A, Class A1
  0.384%, due 5/15/11 (a)            2,802,916      2,802,916
Honda Auto Receivables Owner
  Trust Series 2010-1, Class
  A1
  0.269%, due 2/22/11                2,548,025      2,548,025
John Deere Owner Trust
  Series 2010-A, Class A1
  0.344%, due 5/16/11                3,282,743      3,282,743
Mercedes-Benz Auto
  Receivables Trust Series
  2010-1, Class A1
  0.309%, due 5/15/11                2,919,923      2,919,923
MMAF Equipment Finance LLC
  Series 2009-AA, Class A1
  0.398%, due 12/15/10 (a)             666,812        666,812
Navistar Financial Corp.
  Owner Trust Series 2010-A,
  Class A1
  0.608%, due 6/20/11 (a)            4,614,771      4,614,771
Volvo Financial Equipment
  LLC
  Series 2010-1A, Class A1
  0.51%, due 5/16/11 (a)             3,990,441      3,990,441
World Omni Automobile Lease
  Securitization Trust
  Series 2009-A, Class A1
  0.403%, due 11/15/10                 115,280        115,280
                                                -------------
                                                   34,319,809
                                                -------------

COMMERCIAL PAPER 54.7%
Abbot Laboratories
  0.23%, due 8/3/10 (a)(b)           2,000,000      1,999,578
American Honda Finance Corp.
  0.20%, due 7/27/10 (b)            10,000,000      9,998,556
  0.22%, due 7/8/10 (b)             12,000,000     11,999,487
American Water Capital Corp.
  0.40%, due 7/1/10 (a)(b)           2,450,000      2,450,000
AT&T, Inc.
  0.19%, due 7/15/10 (a)(b)          8,000,000      7,999,409
  0.20%, due 7/27/10 (a)(b)          7,000,000      6,998,989
Baker Hughes, Inc.
  0.20%, due 7/2/10 (a)(b)          10,000,000      9,999,944
  0.20%, due 7/8/10 (a)(b)           7,250,000      7,249,718
Basin Electric Power
  Cooperative
  0.25%, due 7/29/10 (a)(b)          7,200,000      7,198,600
  0.25%, due 8/9/10 (a)(b)           5,250,000      5,248,578
Becton, Dickinson & Co.
  0.21%, due 7/28/10 (b)             7,500,000      7,498,819
  0.22%, due 7/16/10 (b)             8,800,000      8,799,193
BNP Paribas Finance, Inc.
  0.18%, due 7/6/10 (b)              8,750,000      8,749,781
Brown-Forman Corp.
  0.34%, due 7/19/10 (a)(b)          9,750,000      9,748,343
Campbell Soup Co.
  0.60%, due 7/30/10 (a)(b)          3,000,000      2,998,550
Caterpillar Financial
  Services Corp.
  0.20%, due 7/6/10 (b)              7,500,000      7,499,792
  0.24%, due 7/20/10 (b)             8,250,000      8,248,955
Coca-Cola Co. (The)
  0.24%, due 8/18/10 (a)(b)          6,400,000      6,397,952
  0.26%, due 7/19/10 (a)(b)          8,500,000      8,498,895
Colgate-Palmolive Co.
  0.15%, due 7/14/10 (a)(b)          3,600,000      3,599,805
Danaher Corp.
  0.24%, due 7/9/10 (a)(b)           8,500,000      8,499,547
Duke Energy Corp.
  0.40%, due 7/21/10 (a)(b)          3,000,000      2,999,333
Emerson Electric Co.
  0.16%, due 7/29/10 (a)(b)          2,730,000      2,729,660
  0.19%, due 7/22/10 (a)(b)          8,000,000      7,999,113
  0.21%, due 8/4/10 (a)(b)           6,800,000      6,798,651
FPL Group Capital, Inc.
  0.36%, due 7/1/10 (a)(b)           3,450,000      3,450,000
General Electric Capital
  Corp.
  0.17%, due 7/23/10 (b)             9,000,000      8,999,065
  0.26%, due 7/14/10 (b)            11,000,000     10,998,967
General Mills, Inc.
  0.35%, due 7/7/10 (a)(b)           2,725,000      2,724,841
H.J. Heinz Financial Co.
  0.38%, due 7/23/10 (a)(b)          2,900,000      2,899,327
Henkel Corp.
  0.33%, due 7/12/10 (a)(b)          2,725,000      2,724,725


+ Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-49

                                     PRINCIPAL      AMORTIZED
                                        AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
Hewlett-Packard Co.
  0.19%, due 7/21/10 (a)(b)        $11,000,000  $  10,998,839
  0.22%, due 7/19/10 (a)(b)          8,500,000      8,499,065
International Business
  Machines Corp.
  0.13%, due 7/8/10 (a)(b)           5,800,000      5,799,853
  0.16%, due 7/7/10 (a)(b)           6,800,000      6,799,819
Johnson & Johnson
  0.19%, due 8/5/10 (a)(b)           3,700,000      3,699,317
  0.22%, due 7/26/10 (a)(b)          3,000,000      2,999,542
L'Oreal USA, Inc.
  0.19%, due 7/14/10 (a)(b)          8,750,000      8,749,400
Merck & Co., Inc.
  0.23%, due 7/28/10 (a)(b)          5,915,000      5,913,980
  0.25%, due 7/26/10 (a)(b)          9,250,000      9,248,394
National Cooperative
  Services Corp.
  0.38%, due 8/3/10 (a)(b)           5,100,000      5,098,224
NSTAR Electric Co.
  0.17%, due 7/22/10 (b)             9,000,000      8,999,108
  0.18%, due 7/6/10 (b)              3,700,000      3,699,908
  0.18%, due 7/14/10 (b)             5,100,000      5,099,669
PepsiCo, Inc.
  0.165%, due 8/11/10 (a)(b)         5,800,000      5,798,910
Private Export Funding Corp.
  0.26%, due 7/23/10 (a)(b)          8,500,000      8,498,649
Procter & Gamble
  International Funding SCA
  0.17%, due 7/7/10 (a)(b)          16,350,000     16,349,448
Roche Holding, Inc.
  0.16%, due 7/21/10 (a)(b)          8,750,000      8,749,222
Southern Co. Funding Corp.
  0.24%, due 7/12/10 (a)(b)          9,820,000      9,819,314
  0.25%, due 7/13/10 (a)(b)          7,100,000      7,099,408
Straight A Funding LLC
  0.33%, due 8/12/10 (a)(b)          8,750,000      8,746,631
  0.35%, due 8/4/10 (a)(b)           5,100,000      5,098,314
  0.42%, due 9/9/10 (a)(b)           4,000,000      3,996,733
United Parcel Service, Inc.
  0.04%, due 7/6/10 (a)(b)           8,750,000      8,749,951
United Technologies Corp.
  0.17%, due 7/28/10 (a)(b)          3,200,000      3,199,592
  0.18%, due 7/6/10 (a)(b)           6,000,000      5,999,850
Wal-Mart Stores, Inc.
  0.17%, due 7/8/10 (a)(b)           8,250,000      8,249,727
  0.18%, due 7/9/10 (a)(b)          10,000,000      9,999,600
Walt Disney Co. (The)
  0.18%, due 7/22/10 (a)(b)         10,000,000      9,998,950
                                                -------------
                                                  409,965,590
                                                -------------
CORPORATE BONDS 6.5%
Bank of America Corp.
  1.036%, due 12/2/10 (c)(d)         2,000,000      2,005,055
Bank of America N.A.
  0.566%, due 9/13/10 (c)(d)         8,250,000      8,250,000
Berkshire Hathaway, Inc.
  0.354%, due 2/10/11 (c)           10,900,000     10,900,715
Citigroup, Inc.
  1.087%, due 12/9/10 (c)(d)         7,000,000      7,019,179
General Electric Capital
  Corp.
  0.617%, due 3/11/11 (c)(d)         5,500,000      5,500,000
  1.167%, due 12/9/10 (c)(d)         4,000,000      4,013,130
KeyCorp
  1.187%, due 12/15/10
  (c)(d)                             7,000,000      7,023,558
SunTrust Bank
  1.187%, due 12/16/10
  (c)(d)                             3,500,000      3,512,296
                                                -------------
                                                   48,223,933
                                                -------------

REPURCHASE AGREEMENTS 11.8%
Bank of America N.A.
  0.01%, dated 6/30/10
  due 7/1/10
  Proceeds at Maturity
  $22,000,006
  (Collateralized by a
  United States Treasury
  Note with a rate of 2.75%
  and a maturity date of
  11/30/16, with a Principal
  Amount of $21,851,300 and
  a Market Value of
  $22,440,064)                      22,000,000     22,000,000
Deutsche Bank Securities,
  Inc.
  0.01%, dated 6/30/10
  due 7/1/10
  Proceeds at Maturity
  $22,000,006
  (Collateralized by a
  United States Treasury
  Bond with a rate of 8.75%
  and a maturity date of
  8/15/20, with a Principal
  Amount of $14,665,500 and
  a Market Value of
  $22,440,139)                      22,000,000     22,000,000
Morgan Stanley Co.
  0.005%, dated 6/30/10
  due 7/1/10
  Proceeds at Maturity
  $22,167,003
  (Collateralized by a
  United States Treasury
  Note with a rate of 3.625%
  and a maturity date of
  8/15/19, with a Principal
  Amount of $21,135,800 and
  a Market Value of
  $22,610,416)                      22,167,000     22,167,000
SG Americas Securities LLC
  0.01%, dated 6/30/10
  due 7/1/10
  Proceeds at Maturity
  $22,000,006
  (Collateralized by a
  United States Treasury
  Note with a rate of 0.625%
  and a maturity date of
  6/30/12, with a Principal
  Amount of $22,433,100 and
  a Market Value of
  $22,440,054)                      22,000,000     22,000,000
                                                -------------
                                                   88,167,000
                                                -------------
U.S. GOVERNMENT & FEDERAL AGENCIES 22.2%
Federal Farm Credit Bank
  0.267%, due 7/28/10 (c)           10,000,000     10,000,000
  3.75%, due 12/6/10                 3,000,000      3,044,353


M-50    MainStay VP Cash Management Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL      AMORTIZED
                                        AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
Federal Farm Credit Bank (continued)
  5.25%, due 9/13/10               $14,000,000  $  14,130,582
Federal Home Loan Bank
  0.50%, due 10/29/10                6,000,000      6,000,000
  0.55%, due 8/4/10                  6,000,000      6,000,242
Federal Home Loan Bank
  (Discount Notes)
  0.14%, due 8/27/10 (b)             8,750,000      8,748,060
  0.16%, due 8/6/10 (b)              9,700,000      9,698,448
Federal Home Loan Mortgage
  Corporation (Discount
  Notes)
  0.11%, due 8/4/10 (b)              7,250,000      7,249,247
  0.26%, due 12/21/10 (b)            4,000,000      3,995,002
Federal National Mortgage
  Association
  2.875%, due 10/12/10               4,000,000      4,026,862
Federal National Mortgage
  Association (Discount
  Notes)
  0.20%, due 7/12/10 (b)             3,600,000      3,599,780
  0.23%, due 11/17/10 (b)            3,724,000      3,720,693
  0.33%, due 2/22/11 (b)             6,000,000      5,987,020
United States Treasury Bills
  0.09%, due 8/12/10 (b)             8,750,000      8,749,072
  0.13%, due 8/26/10 (b)             8,750,000      8,748,231
  0.143%, due 7/29/10 (b)           15,750,000     15,746,478
  0.16%, due 7/1/10 (b)              1,000,000      1,000,000
  0.24%, due 7/15/10 (b)             1,000,000        999,907
United States Treasury Notes
  0.875%, due 1/31/11                7,500,000      7,522,055
  0.875%, due 3/31/11                5,250,000      5,267,350
  1.50%, due 10/31/10               11,700,000     11,742,040
  2.00%, due 9/30/10                14,700,000     14,758,654
  2.375%, due 8/31/10                5,800,000      5,819,531
                                                -------------
                                                  166,553,607
                                                -------------
Total Short-Term Investments
  (Amortized Cost
  $747,229,939) (e)                       99.8%   747,229,939
Other Assets, Less
  Liabilities                              0.2      1,849,000
                                         -----   ------------
Net Assets                               100.0% $ 749,078,939
                                         =====   ============





(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Interest rate presented is yield to
     maturity.
(c) Floating rate--Rate shown is the rate in effect at June 30, 2010.
(d)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation (FDIC)
     Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC's guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(e)  The amortized cost also represents the
     aggregate cost for federal income tax
     purposes.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-51

The following is a summary of the fair valuations according to the inputs used as of June 30, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities
Short-Term Investments
  Asset-Backed Securities                         $     --  $ 34,319,809      $     --  $ 34,319,809
  Commercial Paper                                      --   409,965,590            --   409,965,590
  Corporate Bonds                                       --    48,223,933            --    48,223,933
  Repurchase Agreements                                 --    88,167,000            --    88,167,000
  U.S. Government & Federal Agencies                    --   166,553,607            --   166,553,607
                                                  --------  ------------      --------  ------------
Total Investments in Securities                        $--  $747,229,939           $--  $747,229,939
                                                  ========  ============      ========  ============




At June 30, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).

The table below sets forth the diversification of MainStay VP Cash Management Portfolio's investments by industry.

INDUSTRY DIVERSIFICATION

                                  AMORTIZED
                                       COST  PERCENT+
Aerospace & Defense            $  9,199,442      1.2%
Automobile                       23,228,678      3.1
Banks                            27,810,088      3.7
Beverages                        30,444,100      4.1
Chemicals                         2,724,725      0.4
Computers                        32,097,576      4.3
Cosmetics & Personal Care        19,949,253      2.7
Diversified Financial
  Services                      107,446,284     14.2
Electric                         53,613,917      7.2
Electrical Components &
  Equipment                      17,527,425      2.3
Food                              8,622,718      1.2
Health Care--Products            22,996,870      3.1
Health Care--Services             8,749,222      1.2
Insurance                        10,900,714      1.5
Media                             9,998,950      1.3
Miscellaneous--Manufacturing      8,499,547      1.1
Oil & Gas Services               17,249,662      2.3
Other ABS                        11,091,132      1.5
Pharmaceuticals                  17,161,952      2.3
Repurchase Agreements            88,167,000     11.8
Retail                           26,998,728      3.6
Telecommunications               14,998,398      2.0
Transportation                    8,749,951      1.2
U.S. Government & Federal
  Agencies                      166,553,607     22.2
Water                             2,450,000      0.3
                               ------------    -----
                                747,229,939     99.8
Other Assets, Less
  Liabilities                     1,849,000      0.2
                               ------------    -----
Net Assets                     $749,078,939    100.0%
                               ============    =====





+    Percentages indicated are based on
     Portfolio net assets.




M-52    MainStay VP Cash Management Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (amortized cost $659,062,939)      $659,062,939
Repurchase agreements , at value
  (identified cost $88,167,000)        88,167,000
Cash                                          975
Receivables:
  Fund shares sold                      2,702,633
  Interest                                474,595
Other assets                                3,909
                                     ------------
     Total assets                     750,412,051
                                     ------------
LIABILITIES:
Payables:
  Fund shares redeemed                  1,040,920
  Manager (See Note 3)                    124,506
  Shareholder communication                80,444
  Custodian                                13,777
  Directors                                 3,012
  Professional fees                         1,110
Accrued expenses                            2,257
Dividend payable                           67,086
                                     ------------
  Total liabilities                     1,333,112
                                     ------------
Net assets                           $749,078,939
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 2.2 billion shares
  authorized                         $  7,490,296
Additional paid-in capital            741,524,557
                                     ------------
                                      749,014,853
Undistributed net investment income        60,874
Accumulated net realized gain on
  investments                               3,212
                                     ------------
Net assets applicable to
  outstanding shares                 $749,078,939
                                     ============
Shares of capital stock outstanding   749,029,578
                                     ============
Net asset value per share
  outstanding                        $       1.00
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-53

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $  979,234
                                      ----------
EXPENSES:
  Manager (See Note 3)                 1,573,618
  Shareholder communication              102,704
  Professional fees                       61,534
  Custodian                               19,451
  Directors                               13,080
  Miscellaneous                           17,579
                                      ----------
     Total expenses before waiver      1,787,966
  Expense waiver from Manager (See
     Note 3)                            (845,194)
                                      ----------
     Net expenses                        942,772
                                      ----------
Net investment income                     36,462
                                      ----------

REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments           3,212
                                      ----------
Net increase in net assets resulting
  from operations                     $   39,674
                                      ==========





M-54    MainStay VP Cash Management Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2009


                                      2010            2009
DECREASE IN NET ASSETS:
Operations:
 Net investment income       $      36,462  $      470,251
 Net realized gain on
  investments                        3,212          11,848
                             -----------------------------
 Net increase in net
  assets resulting from
  operations                        39,674         482,099
                             -----------------------------
Dividends to shareholders:
 From net investment
  income                           (36,500)       (470,251)
                             -----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                       307,036,611     495,040,021
 Net asset value of shares
  issued to shareholders
  in reinvestment of
  dividends                         36,500         470,251
 Cost of shares redeemed      (323,115,629)   (826,291,881)
                             -----------------------------
    Decrease in net assets
     derived from capital
     share transactions        (16,042,518)   (330,781,609)
                             -----------------------------
    Net decrease in net
     assets                    (16,039,344)   (330,769,761)
NET ASSETS:
Beginning of period            765,118,283   1,095,888,044
                             -----------------------------
End of period                $ 749,078,939  $  765,118,283
                             =============================
Undistributed net
 investment income at end
 of period                   $      60,874  $       60,912
                             =============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-55

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                         SIX MONTHS
                                            ENDED
                                          JUNE 30,                           YEAR ENDED DECEMBER 31,
                                            2010*            2009             2008             2007            2006
Net asset value at beginning of
  period                                  $   1.00         $   1.00        $     1.00        $   1.00        $   1.00
                                          --------         --------        ----------        --------        --------
Net investment income                         0.00++           0.00 ++           0.02            0.05            0.04
Net realized and unrealized gain
  (loss) on investments                       0.00++           0.00 ++           0.00++          0.00++         (0.00)++
                                          --------         --------        ----------        --------        --------
Total from investment operations              0.00++           0.00++            0.02            0.05            0.04
                                          --------         --------        ----------        --------        --------
Less dividends:
  From net investment income                 (0.00)++         (0.00)++          (0.02)          (0.05)          (0.04)
                                          --------         --------        ----------        --------        --------
Net asset value at end of period          $   1.00         $   1.00        $     1.00        $   1.00        $   1.00
                                          ========         ========        ==========        ========        ========
Total investment return                       0.01%(b)         0.05%             2.18%           4.86%           4.57%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                       0.01%++          0.05%             2.02%           4.71%           4.50%
  Net expenses                                0.26%++          0.41%             0.50%           0.50%           0.52%
  Expenses (before
     waiver/reimbursement)                    0.49%++          0.51%             0.50%           0.50%           0.52%
Net assets at end of period (in
  000's)                                  $749,079         $765,118        $1,095,888        $605,222        $351,753
                                           YEAR
                                           ENDED
                                         DECEMBER
                                            31,
                                           2005
Net asset value at beginning of
  period                                 $   1.00
                                         --------
Net investment income                        0.03
Net realized and unrealized gain
  (loss) on investments                      0.00++
                                         --------
Total from investment operations             0.03
                                         --------
Less dividends:
  From net investment income                (0.03)
                                         --------
Net asset value at end of period         $   1.00
                                         ========
Total investment return                      2.96%(a)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                      2.91%
  Net expenses                               0.30%
  Expenses (before
     waiver/reimbursement)                   0.50%
Net assets at end of period (in
  000's)                                 $306,900




*    Unaudited.
++   Annualized.
++   Less than one cent per share.
(a)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total investment return would have been 2.76% for the year ended December 31, 2005.
(b)  Total investment return is not annualized.




M-56    MainStay VP Cash Management Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY VP COMMON STOCK PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/10
--------------------------------------------------------------------------------

AVERAGE ANNUAL                          SIX       ONE       FIVE         TEN
TOTAL RETURNS                         MONTHS     YEAR     YEARS(1)    YEARS(1)
------------------------------------------------------------------------------
After Portfolio operating expenses    -7.86%    12.12%     -1.26%      -2.37%




(After Portfolio operating expenses)


(LINE GRAPH)

               MAINSTAY VP
              COMMON STOCK    S&P 500(R)    RUSSELL 1000(R)
                PORTFOLIO        INDEX           INDEX
              ------------    ----------    ---------------
06/30/00        10000.00       10000.00         10000.00
06/30/01         8403.00        8517.00          8505.00
06/30/02         6837.00        6985.00          6984.00
06/30/03         6495.00        7002.00          7050.00
06/30/04         7715.00        8341.00          8424.00
06/30/05         8386.00        8868.00          9091.00
06/30/06         9227.00        9633.00          9917.00
06/30/07        11223.00       11617.00         11943.00
06/30/08         9812.00       10093.00         10467.00
06/30/09         7020.00        7447.00          7673.00
06/30/10         7870.00        8521.00          8842.00



SERVICE CLASS(2)                                                  AS OF 6/30/10
--------------------------------------------------------------------------------

AVERAGE ANNUAL                          SIX       ONE       FIVE         TEN
TOTAL RETURNS                         MONTHS     YEAR     YEARS(1)    YEARS(1)
------------------------------------------------------------------------------
After Portfolio operating expenses    -7.97%    11.84%     -1.52%      -2.61%




(After Portfolio operating expenses)


(LINE GRAPH)

                                             MAINSTAY VP
                                            COMMON STOCK    S&P 500(R)    RUSSELL 1000(R)
                                              PORTFOLIO        INDEX           INDEX
                                            ------------    ----------    ---------------
06/30/00                                      10000.00       10000.00         10000.00
06/30/01                                       8383.00        8517.00          8505.00
06/30/02                                       6804.00        6985.00          6984.00
06/30/03                                       6447.00        7002.00          7050.00
06/30/04                                       7640.00        8341.00          8424.00
06/30/05                                       8284.00        8868.00          9091.00
06/30/06                                       9088.00        9633.00          9917.00
06/30/07                                      11027.00       11617.00         11943.00
06/30/08                                       9616.00       10093.00         10467.00
06/30/09                                       6862.00        7447.00          7673.00
06/30/10                                       7674.00        8521.00          8842.00




BENCHMARK PERFORMANCE                                             SIX       ONE      FIVE       TEN
                                                                MONTHS     YEAR      YEARS     YEARS
S&P 500(R) Index(3)                                             -6.65%    14.43%    -0.79%    -1.59%
Russell 1000(R) Index(3)                                        -6.40     15.24     -0.56     -1.22
Average Lipper Variable Products Large-Cap Core Portfolio(4)    -7.67     12.78     -1.17     -1.14






1. Performance figures shown for the five-year and ten-year periods ended June 30, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the average annual total returns would have been -1.30% and -2.39% for Initial Class shares and -1.55% and -2.63% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The Average Lipper Variable Products Large-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. diversified equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500(R) Index. Lipper Inc. is an independent monitor of fund performance.


                                                 mainstayinvestments.com    M-57

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP COMMON STOCK PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2010, to June 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2010, to June 30, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     1/1/10         6/30/10       PERIOD(1)         6/30/10        PERIOD(1)
INITIAL CLASS SHARES          $1,000.00        $921.40         $2.91          $1,021.80         $3.06
-------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES          $1,000.00        $920.30         $4.09          $1,020.50         $4.31
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.61% for Initial Class and 0.86% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


M-58    MainStay VP Common Stock Portfolio

INDUSTRY COMPOSITION AS OF JUNE 30, 2010 (UNAUDITED)


Oil, Gas & Consumable Fuels              8.5%
Computers & Peripherals                  6.1
Pharmaceuticals                          6.0
Insurance                                4.8
Diversified Financial Services           4.4
Health Care Providers & Services         4.1
Software                                 4.0
Diversified Telecommunication
  Services                               3.7
Food & Staples Retailing                 3.6
Commercial Banks                         3.5
Media                                    3.4
IT Services                              3.0
Specialty Retail                         3.0
Semiconductors & Semiconductor
  Equipment                              2.9
Aerospace & Defense                      2.6
Machinery                                2.6
Industrial Conglomerates                 2.4
Multiline Retail                         2.4
Communications Equipment                 2.3
Chemicals                                2.1
Beverages                                2.0
Internet Software & Services             1.9
Food Products                            1.5
Biotechnology                            1.4
Capital Markets                          1.4
Hotels, Restaurants & Leisure            1.3
Household Products                       1.3
Health Care Equipment & Supplies         1.2
Electrical Equipment                     1.1
Metals & Mining                          0.9
Automobiles                              0.8
Energy Equipment & Services              0.8
Multi-Utilities                          0.8
Tobacco                                  0.8
Air Freight & Logistics                  0.7
Paper & Forest Products                  0.7
Real Estate Investment Trusts            0.7
Household Durables                       0.5
Airlines                                 0.4
Independent Power Producers & Energy
  Traders                                0.4
Auto Components                          0.3
Commercial Services & Supplies           0.3
Construction & Engineering               0.3
Gas Utilities                            0.3
Life Sciences Tools & Services           0.3
Personal Products                        0.3
Textiles, Apparel & Luxury Goods         0.3
Trading Companies & Distributors         0.3
Wireless Telecommunication Services      0.3
Electronic Equipment & Instruments       0.2
Exchange Traded Fund                     0.2
Consumer Finance                         0.1
Containers & Packaging                   0.1
Electric Utilities                       0.1
Internet & Catalog Retail                0.1
Leisure Equipment & Products             0.1
Office Electronics                       0.1
Road & Rail                              0.1
Diversified Consumer Services            0.0++
Professional Services                    0.0++
Real Estate Management & Development     0.0++
Short-Term Investment                    0.2
Other Assets, Less Liabilities          -0.0++
                                       -----
                                       100.0%
                                       =====



 See Portfolio of Investments beginning on page M-62 for specific holdings within these categories.


++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF JUNE 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  ExxonMobil Corp.
    2.  Microsoft Corp.
    3.  Apple, Inc.
    4.  Johnson & Johnson
    5.  International Business Machines Corp.
    6.  AT&T, Inc.
    7.  JPMorgan Chase & Co.
    8.  Bank of America Corp.
    9.  Wells Fargo & Co.
   10.  Intel Corp.





                                                 mainstayinvestments.com    M-59

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY HARVEY FRAM, CFA, AND MIGENE KIM, CFA, OF MADISON SQUARE INVESTORS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP COMMON STOCK PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2010?

For the six months ended June 30, 2010, MainStay VP Common Stock Portfolio returned -7.86% for Initial Class shares and -7.97% for Service Class shares. Both share classes underperformed the -7.67% return of the average Lipper(1) Variable Products Large-Cap Core Portfolio and the -6.65% return of the S&P 500(R) Index(1) for the six months ended June 30, 2010. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

An overweight position in the information technology sector, which underperformed the S&P 500(R) Index, was the single biggest contributor to the Portfolio's underperformance during the reporting period. From a factor perspective, our valuation factors have been the main driver of selecting stocks such as Microsoft and Western Digital, both of which underperformed the benchmark. Although consumer staples stocks in the S&P 500(R) outperformed the Index as a whole, the Portfolio had an underweight position in the sector, which detracted from relative performance. Underweight positions in defensive stocks such as Altria Group and General Mills also hurt the Portfolio's relative performance.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S RELATIVE PERFORMANCE AND WHICH SECTORS MADE THE WEAKEST CONTRIBUTIONS?

The strongest-contributing sectors to the Portfolio's performance relative to the S&P 500(R) Index were consumer discretionary, energy and health care. An overweight position in consumer discretionary stocks helped performance as many retailers reported strong earnings despite concerns over the sustainability of U.S. consumer spending. An underweight position in energy helped as oil prices dropped during the second quarter on fears of weak worldwide economic growth. The fallout from the BP oil disaster in the Gulf of Mexico also had a negative impact on a number of energy companies. In health care, a number of service providers performed well after health care reform legislation was enacted.

During the reporting period, the sectors that contributed most negatively to the Portfolio's performance relative to the S&P 500(R) Index were information technology, consumer staples and industrials. An underweight position in the industrials sector detracted from the Portfolio's relative performance, especially in the first quarter when many economically sensitive stocks rallied.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

Computers & peripherals company Apple, media company Time Warner Cable and commercial bank U.S. Bancorp were among the holdings that made strong absolute contributions to the Portfolio's performance during the reporting period. Apple benefited from strong sales of its new iPhone and iPad. Since its 2009 spin-off from Time Warner, Time Warner Cable has gained market share as a high-speed Internet provider. U.S. Bancorp has come to be viewed as much less risky, since the company has dealt with many of the challenges of the 2008 credit crisis.

Software company Microsoft, Internet software & services company Google and communications equipment company QUALCOMM made the most negative contributions to the Portfolio's absolute returns during the reporting period. Apart from general economic sensitivity concerns, all three companies faced serious competition of one sort or another from Apple. This, in turn, contributed to stock price declines for all three companies during the reporting period.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the reporting period, the Portfolio purchased several stocks, including insurance company Prudential Financial and communications equipment company Motorola. Over the same period, electric utility Exelon and communications equipment company QUALCOMM were among the stocks we sold.

Prudential Financial is a stock our model usually finds attractive but had avoided following the credit crisis of 2008. We purchased Motorola while selling QUALCOMM, since Motorola's valuations appeared more attractive and analysts' ratings had improved since the introduction of the company's Droid phones. We sold Exelon because our model continued to see very little that was attractive about the utilities sector.



1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

M-60    MainStay VP Common Stock Portfolio

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, we increased the Portfolio's weightings relative to the S&P 500(R) Index in industrials and health care. In both cases, the Portfolio moved from an underweight sector position to one that was overweight. In industrials, we bought shares of machinery companies such as Caterpillar and airline Southwest Airlines. In health care, we have increased our weighting in the health care services subindustry, by investing in companies such as McKesson. We believe that many companies in this subindustry may benefit as health care reform is implemented.

During the reporting period, we reduced the Portfolio's energy and information technology holdings. Within energy, the Portfolio reduced its already underweight allocation to the energy equipment & services industry as companies in this industry may be affected by fallout from the BP oil spill. In information technology, we reduced the Portfolio's allocation but remained overweight relative to the benchmark.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF JUNE 2010?

As of June 30, 2010, the Portfolio continued to hold overweight positions in the consumer discretionary and information technology sectors, based primarily on what we perceived to be extremely attractive valuations.

As of the same date, the Portfolio's most substantially underweight sectors relative to the S&P 500(R) Index were utilities and consumer staples, primarily because our model does not detect a catalyst to drive these stocks higher.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Common Stock Portfolio on this page and the preceding pages has not been audited.

                                                 mainstayinvestments.com    M-61

PORTFOLIO OF INVESTMENTS JUNE 30, 2010 UNAUDITED



                                       SHARES          VALUE
COMMON STOCKS 99.6%+
------------------------------------------------------------

AEROSPACE & DEFENSE 2.6%
Boeing Co. (The)                       60,442  $   3,792,736
Honeywell International, Inc.          58,510      2,283,645
L-3 Communications Holdings,
  Inc.                                 32,966      2,335,312
Northrop Grumman Corp.                 24,214      1,318,210
Raytheon Co.                           75,324      3,644,928
United Technologies Corp.              11,900        772,429
                                               -------------
                                                  14,147,260

                                               -------------
AIR FREIGHT & LOGISTICS 0.7%
FedEx Corp.                            40,746      2,856,702
United Parcel Service, Inc.
  Class B                              11,363        646,441
                                               -------------
                                                   3,503,143

                                               -------------
AIRLINES 0.4%
Southwest Airlines Co.                214,041      2,377,996
                                               -------------


AUTO COMPONENTS 0.3%
Johnson Controls, Inc.                 53,209      1,429,726
                                               -------------


AUTOMOBILES 0.8%
Ford Motor Co. (a)                    411,741      4,150,349
                                               -------------


BEVERAGES 2.0%
Coca-Cola Co. (The)                    77,219      3,870,216
Dr. Pepper Snapple Group,
  Inc.                                 24,321        909,362
PepsiCo, Inc.                          93,109      5,674,994
                                               -------------
                                                  10,454,572

                                               -------------
BIOTECHNOLOGY 1.4%
Amgen, Inc. (a)                       109,002      5,733,505
Cephalon, Inc. (a)                     21,334      1,210,705
Genzyme Corp. (a)                       5,272        267,659
Gilead Sciences, Inc. (a)              11,934        409,098
                                               -------------
                                                   7,620,967

                                               -------------
CAPITAL MARKETS 1.4%
Ameriprise Financial, Inc.                 66          2,384
Charles Schwab Corp. (The)              3,208         45,489
Goldman Sachs Group, Inc.
  (The)                                31,733      4,165,591
Morgan Stanley                         21,989        510,365
Northern Trust Corp.                   39,541      1,846,565
State Street Corp.                     20,746        701,630
                                               -------------
                                                   7,272,024
                                               -------------
CHEMICALS 2.1%
Ashland, Inc.                          17,837        827,994
CF Industries Holdings, Inc.           20,406      1,294,761
E.I. du Pont de Nemours & Co.         110,095      3,808,186
Eastman Chemical Co.                    6,837        364,822
Lubrizol Corp. (The)                   15,693      1,260,305
PPG Industries, Inc.                   31,729      1,916,749
RPM International, Inc.                29,381        524,157
Sherwin-Williams Co. (The)              8,797        608,664
Valspar Corp.                          22,914        690,170
                                               -------------
                                                  11,295,808
                                               -------------
COMMERCIAL BANKS 3.5%
Bank of Hawaii Corp.                       62          2,998
BB&T Corp.                              8,584        225,845
Cullen/Frost Bankers, Inc.              1,773         91,132
Fifth Third Bancorp                   140,522      1,727,015
M&T Bank Corp.                         24,196      2,055,450
PNC Financial Services Group,
  Inc.                                 75,129      4,244,789
V  Wells Fargo & Co.                  396,324     10,145,894
Zions Bancorp                           1,915         41,307
                                               -------------
                                                  18,534,430

                                               -------------
COMMERCIAL SERVICES & SUPPLIES 0.3%
Cintas Corp.                           37,965        910,021
R.R. Donnelley & Sons Co.              58,336        954,960
                                               -------------
                                                   1,864,981

                                               -------------
COMMUNICATIONS EQUIPMENT 2.3%
Cisco Systems, Inc. (a)               210,463      4,484,967
CommScope, Inc. (a)                     7,190        170,906
Harris Corp.                           37,459      1,560,167
Motorola, Inc. (a)                    374,134      2,439,354
QUALCOMM, Inc.                         85,823      2,818,427
Tellabs, Inc.                         109,528        699,884
                                               -------------
                                                  12,173,705

                                               -------------
COMPUTERS & PERIPHERALS 6.1%
V  Apple, Inc. (a)                     48,518     12,203,733
Dell, Inc. (a)                        292,292      3,525,041
EMC Corp. (a)                         263,254      4,817,548
Hewlett-Packard Co.                   193,278      8,365,072
Lexmark International, Inc.
  Class A (a)                          22,731        750,805
NetApp, Inc. (a)                        8,976        334,895
SanDisk Corp. (a)                      11,648        490,031
Teradata Corp. (a)                      6,659        202,966
Western Digital Corp. (a)              65,674      1,980,728
                                               -------------
                                                  32,670,819

                                               -------------
CONSTRUCTION & ENGINEERING 0.3%
Fluor Corp.                            14,660        623,050
Shaw Group, Inc. (The) (a)             11,481        392,880
URS Corp. (a)                          11,506        452,761
                                               -------------
                                                   1,468,691
                                               -------------
CONSUMER FINANCE 0.1%
American Express Co.                      402         15,960
Discover Financial Services            51,033        713,441
                                               -------------
                                                     729,401
                                               -------------
CONTAINERS & PACKAGING 0.1%
Bemis Co., Inc.                        10,218        275,886
                                               -------------



+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, as of June 30, 2010, excluding short-term investment. May be subject to change daily.

M-62    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                       SHARES          VALUE
COMMON STOCKS (CONTINUED)
DIVERSIFIED CONSUMER SERVICES 0.0%++
H&R Block, Inc.                         1,755  $      27,536
                                               -------------


DIVERSIFIED FINANCIAL SERVICES 4.4%
V  Bank of America Corp.              750,468     10,784,225
Citigroup, Inc. (a)                   485,697      1,826,221
V  JPMorgan Chase & Co.               301,250     11,028,762
                                               -------------
                                                  23,639,208

                                               -------------
DIVERSIFIED TELECOMMUNICATION SERVICES 3.7%
V  AT&T, Inc.                         456,963     11,053,935
Qwest Communications
  International, Inc.                 149,966        787,321
T.W. Telecom, Inc. (a)                 15,491        258,390
Verizon Communications, Inc.          267,727      7,501,711
                                               -------------
                                                  19,601,357

                                               -------------
ELECTRIC UTILITIES 0.1%
Edison International                      577         18,302
Pinnacle West Capital Corp.            15,011        545,800
                                               -------------
                                                     564,102

                                               -------------
ELECTRICAL EQUIPMENT 1.1%
Ametek, Inc.                            7,677        308,232
Emerson Electric Co.                  103,403      4,517,677
Hubbel, Inc. Class B                   13,706        543,991
Regal-Beloit Corp.                      5,899        329,046
Rockwell Automation, Inc.               3,960        194,396
                                               -------------
                                                   5,893,342

                                               -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS 0.2%
Arrow Electronics, Inc. (a)            18,364        410,435
Avnet, Inc. (a)                        11,344        273,504
Corning, Inc.                           3,647         58,899
Jabil Circuit, Inc.                     7,670        102,011
                                               -------------
                                                     844,849

                                               -------------
ENERGY EQUIPMENT & SERVICES 0.8%
Helmerich & Payne, Inc.                 9,937        362,899
Nabors Industries, Ltd. (a)            18,903        333,071
National-Oilwell Varco, Inc.           62,869      2,079,078
Oceaneering International,
  Inc. (a)                              5,071        227,688
Rowan Cos., Inc. (a)                   10,101        221,616
Smith International, Inc.              32,465      1,222,307
Tidewater, Inc.                         2,916        112,908
                                               -------------
                                                   4,559,567

                                               -------------
FOOD & STAPLES RETAILING 3.6%
Costco Wholesale Corp.                 76,797      4,210,780
Kroger Co. (The)                      101,175      1,992,136
Safeway, Inc.                         113,155      2,224,627
SUPERVALU, Inc.                        19,898        215,694
Wal-Mart Stores, Inc.                 140,979      6,776,861
Walgreen Co.                          148,696      3,970,183
                                               -------------
                                                  19,390,281
                                               -------------
FOOD PRODUCTS 1.5%
ConAgra Foods, Inc.                   128,343      2,992,959
Corn Products International,
  Inc.                                 17,138        519,281
H.J. Heinz Co.                         19,407        838,771
Kraft Foods, Inc. Class A               1,134         31,752
Sara Lee Corp.                        161,591      2,278,433
Tyson Foods, Inc. Class A              86,285      1,414,211
                                               -------------
                                                   8,075,407

                                               -------------
GAS UTILITIES 0.3%
Atmos Energy Corp.                     15,475        418,444
Energen Corp.                          12,634        560,065
Nicor, Inc.                             8,682        351,621
ONEOK, Inc.                            10,138        438,469
                                               -------------
                                                   1,768,599

                                               -------------
HEALTH CARE EQUIPMENT & SUPPLIES 1.2%
Baxter International, Inc.              4,879        198,283
Becton, Dickinson & Co.                13,004        879,330
CareFusion Corp. (a)                   50,762      1,152,297
Hologic, Inc. (a)                      50,086        697,698
Hospira, Inc. (a)                      32,124      1,845,524
Medtronic, Inc.                         2,838        102,934
Stryker Corp.                          17,010        851,521
Zimmer Holdings, Inc. (a)               9,519        514,502
                                               -------------
                                                   6,242,089

                                               -------------
HEALTH CARE PROVIDERS & SERVICES 4.1%
Aetna, Inc.                            65,100      1,717,338
AmerisourceBergen Corp.                81,973      2,602,643
Cardinal Health, Inc.                 104,395      3,508,716
Coventry Health Care, Inc.
  (a)                                  13,894        245,646
Express Scripts, Inc. (a)               7,996        375,972
Health Net, Inc. (a)                    7,665        186,796
Humana, Inc. (a)                       49,447      2,258,244
McKesson Corp.                         40,582      2,725,487
Medco Health Solutions, Inc.
  (a)                                  76,258      4,200,291
UnitedHealth Group, Inc.               96,269      2,734,039
WellPoint, Inc. (a)                    28,816      1,409,967
                                               -------------
                                                  21,965,139

                                               -------------
HOTELS, RESTAURANTS & LEISURE 1.3%
Carnival Corp.                          5,756        174,061
Darden Restaurants, Inc.               40,391      1,569,190
McDonald's Corp.                       19,186      1,263,782
Panera Bread Co. Class A (a)            7,395        556,769
Starbucks Corp.                       121,902      2,962,219
Wyndham Worldwide Corp.                33,740        679,524
                                               -------------
                                                   7,205,545
                                               -------------
HOUSEHOLD DURABLES 0.5%
Leggett & Platt, Inc.                  28,151        564,709
Mohawk Industries, Inc. (a)               426         19,494
Whirlpool Corp.                        21,547      1,892,257
                                               -------------
                                                   2,476,460
                                               -------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-63


                                       SHARES          VALUE
COMMON STOCKS (CONTINUED)
HOUSEHOLD PRODUCTS 1.3%
Procter & Gamble Co. (The)            119,763  $   7,183,385
                                               -------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.4%
Constellation Energy Group,
  Inc.                                 58,705      1,893,236
                                               -------------


INDUSTRIAL CONGLOMERATES 2.4%
3M Co.                                 49,535      3,912,770
Carlisle Cos., Inc.                     9,638        348,221
General Electric Co.                  515,372      7,431,664
Textron, Inc.                          58,927        999,991
                                               -------------
                                                  12,692,646

                                               -------------
INSURANCE 4.8%
Aflac, Inc.                            44,415      1,895,188
Assurant, Inc.                         22,100        766,870
Berkshire Hathaway, Inc.
  Class B (a)                          57,551      4,586,239
Chubb Corp. (The)                      75,126      3,757,051
Everest Re Group, Ltd.                  1,855        131,186
Fidelity National Financial,
  Inc. Class A                          5,717         74,264
First American Financial
  Corp.                                 7,819         99,145
Hartford Financial Services
  Group, Inc. (The)                    84,532      1,870,693
HCC Insurance Holdings, Inc.           17,379        430,304
Principal Financial Group,
  Inc.                                 59,715      1,399,720
Progressive Corp. (The)                67,084      1,255,812
Prudential Financial, Inc.             75,563      4,054,711
Reinsurance Group of America,
  Inc.                                  5,446        248,937
Transatlantic Holdings, Inc.            3,947        189,298
Travelers Cos., Inc. (The)             88,591      4,363,107
Unum Group                             31,262        678,385
                                               -------------
                                                  25,800,910

                                               -------------
INTERNET & CATALOG RETAIL 0.1%
Amazon.com, Inc. (a)                    6,550        715,653
                                               -------------


INTERNET SOFTWARE & SERVICES 1.9%
AOL, Inc. (a)                          24,641        512,286
eBay, Inc. (a)                        127,828      2,506,707
Google, Inc. Class A (a)               12,786      5,689,131
VeriSign, Inc. (a)                     52,676      1,398,548
                                               -------------
                                                  10,106,672
                                               -------------

IT SERVICES 3.0%
Automatic Data Processing,
  Inc.                                 32,217      1,297,056
Computer Sciences Corp.                27,265      1,233,741
CoreLogic, Inc.                         7,749        136,847
Global Payments, Inc.                   2,879        105,199
Hewitt Associates, Inc. Class
  A (a)                                12,714        438,125
V  International Business
  Machines Corp.                       98,208     12,126,724
Total System Services, Inc.            37,999        516,786
                                               -------------
                                                  15,854,478
                                               -------------


LEISURE EQUIPMENT & PRODUCTS 0.1%
Mattel, Inc.                           34,166        722,953
                                               -------------


LIFE SCIENCES TOOLS & SERVICES 0.3%
Millipore Corp. (a)                     3,239        345,439
Pharmaceutical Product
  Development, Inc.                    18,059        458,879
Thermo Fisher Scientific,
  Inc. (a)                             18,250        895,163
                                               -------------
                                                   1,699,481

                                               -------------
MACHINERY 2.6%
AGCO Corp. (a)                         14,436        389,339
Caterpillar, Inc.                      81,566      4,899,670
Cummins, Inc.                          18,466      1,202,690
Deere & Co.                            12,563        699,508
Eaton Corp.                            12,775        835,996
Lincoln Electric Holdings,
  Inc.                                  6,432        327,968
Oshkosh Corp. (a)                      20,773        647,287
PACCAR, Inc.                           53,970      2,151,784
Parker Hannifin Corp.                  31,149      1,727,523
Snap-On, Inc.                          15,022        614,550
SPX Corp.                               3,795        200,414
Timken Co. (The)                       17,786        462,258
                                               -------------
                                                  14,158,987

                                               -------------
MEDIA 3.4%
Comcast Corp. Class A                 320,589      5,568,631
DIRECTV Class A (a)                   136,815      4,640,765
Interpublic Group of Cos.,
  Inc. (The) (a)                       53,341        380,321
McGraw-Hill Cos., Inc. (The)           27,362        769,967
Omnicom Group, Inc.                    73,143      2,508,805
Scripps Networks Interactive
  Class A                                 195          7,866
Time Warner Cable, Inc.                24,114      1,255,857
Time Warner, Inc.                      67,469      1,950,529
Walt Disney Co. (The)                  26,516        835,254
Washington Post Co. Class B               492        201,956
                                               -------------
                                                  18,119,951

                                               -------------
METALS & MINING 0.9%
Freeport-McMoRan Copper &
  Gold, Inc.                           66,360      3,923,867
Newmont Mining Corp.                    8,360        516,146
Reliance Steel & Aluminum Co.          14,811        535,418
                                               -------------
                                                   4,975,431

                                               -------------
MULTI-UTILITIES 0.8%
Ameren Corp.                              154          3,661
CenterPoint Energy, Inc.                7,410         97,516
DTE Energy Corp.                       26,769      1,220,934
Integrys Energy Group, Inc.            21,901        957,950
MDU Resources Group, Inc.              41,882        755,132
NiSource, Inc.                         52,966        768,007
OGE Energy Corp.                        9,451        345,528
                                               -------------
                                                   4,148,728

                                               -------------
MULTILINE RETAIL 2.4%
Big Lots, Inc. (a)                     23,655        759,089
Dollar Tree, Inc. (a)                  24,695      1,028,032
Family Dollar Stores, Inc.             40,190      1,514,761
J.C. Penney Co., Inc.                   8,088        173,730


M-64    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                       SHARES          VALUE
COMMON STOCKS (CONTINUED)
MULTILINE RETAIL (CONTINUED)
Kohl's Corp. (a)                       49,096  $   2,332,060
Nordstrom, Inc.                        39,011      1,255,764
Sears Holdings Corp. (a)               13,625        880,856
Target Corp.                           98,103      4,823,725
                                               -------------
                                                  12,768,017

                                               -------------
OFFICE ELECTRONICS 0.1%
Xerox Corp.                            91,977        739,495
                                               -------------


OIL, GAS & CONSUMABLE FUELS 8.5%
Anadarko Petroleum Corp.               17,559        633,704
Chesapeake Energy Corp.                11,965        250,667
Chevron Corp.                         128,968      8,751,769
Cimarex Energy Co.                     19,280      1,380,062
ConocoPhillips                        138,282      6,788,263
Devon Energy Corp.                     34,256      2,086,876
V  ExxonMobil Corp.                   238,739     13,624,835
Forest Oil Corp. (a)                    6,390        174,830
Hess Corp.                             19,248        968,944
Marathon Oil Corp.                     93,795      2,916,087
Murphy Oil Corp.                       53,275      2,639,776
Newfield Exploration Co. (a)           16,912        826,320
Occidental Petroleum Corp.             11,489        886,376
Sunoco, Inc.                           11,210        389,772
Valero Energy Corp.                    17,893        321,716
Williams Cos., Inc.                   146,920      2,685,698
                                               -------------
                                                  45,325,695

                                               -------------
PAPER & FOREST PRODUCTS 0.7%
International Paper Co.               122,346      2,768,690
MeadWestvaco Corp.                     37,350        829,170
                                               -------------
                                                   3,597,860
                                               -------------

PERSONAL PRODUCTS 0.3%
Estee Lauder Cos., Inc. (The)
  Class A                              33,676      1,876,763
                                               -------------


PHARMACEUTICALS 6.0%
Abbott Laboratories                    99,706      4,664,247
Eli Lilly & Co.                        98,194      3,289,499
Endo Pharmaceuticals
  Holdings, Inc. (a)                   18,216        397,473
Forest Laboratories, Inc. (a)          83,525      2,291,091
V  Johnson & Johnson                  206,249     12,181,066
King Pharmaceuticals, Inc.
  (a)                                  71,381        541,782
Merck & Co., Inc.                      93,995      3,287,005
Pfizer, Inc.                          397,768      5,672,171
                                               -------------
                                                  32,324,334

                                               -------------
PROFESSIONAL SERVICES 0.0%++
Manpower, Inc.                          6,138        265,039
                                               -------------

REAL ESTATE INVESTMENT TRUSTS 0.7%
Duke Realty Corp.                      51,899        589,054
Public Storage                         33,280      2,925,645
Simon Property Group, Inc.                  2            161
                                               -------------
                                                   3,514,860
                                               -------------
REAL ESTATE MANAGEMENT & DEVELOPMENT 0.0%++
Jones Lang LaSalle, Inc.                3,147        206,569
                                               -------------


ROAD & RAIL 0.1%
Norfolk Southern Corp.                  1,179         62,546
Ryder System, Inc.                     15,293        615,237
                                               -------------
                                                     677,783

                                               -------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.9%
Advanced Micro Devices, Inc.
  (a)                                  94,374        690,818
Broadcom Corp. Class A                 33,243      1,096,022
V  Intel Corp.                        452,333      8,797,877
Micron Technology, Inc. (a)           218,662      1,856,440
Texas Instruments, Inc.               132,090      3,075,055
                                               -------------
                                                  15,516,212

                                               -------------
SOFTWARE 4.0%
BMC Software, Inc. (a)                  5,046        174,743
CA, Inc.                               83,690      1,539,896
Compuware Corp. (a)                    27,058        215,923
Intuit, Inc. (a)                       44,695      1,554,045
V  Microsoft Corp.                    538,074     12,381,083
Oracle Corp.                          100,898      2,165,271
Symantec Corp. (a)                    230,463      3,198,826
Synopsys, Inc. (a)                     11,233        234,433
                                               -------------
                                                  21,464,220

                                               -------------
SPECIALTY RETAIL 3.0%
Advance Auto Parts, Inc.               14,384        721,789
Best Buy Co., Inc.                     74,449      2,520,843
GameStop Corp. Class A (a)             12,650        237,693
Gap, Inc. (The)                       133,280      2,593,629
Home Depot, Inc. (The)                  9,667        271,353
Limited Brands, Inc.                   77,542      1,711,352
Lowe's Cos., Inc.                      21,254        434,007
Office Depot, Inc. (a)                 17,397         70,284
PetSmart, Inc.                         28,532        860,810
Ross Stores, Inc.                      34,158      1,820,280
Staples, Inc.                          77,083      1,468,431
TJX Cos., Inc.                         68,061      2,855,159
Williams-Sonoma, Inc.                  21,315        529,038
                                               -------------
                                                  16,094,668
                                               -------------
TEXTILES, APPAREL & LUXURY GOODS 0.3%
NIKE, Inc. Class B                     23,608      1,594,720
VF Corp.                                2,492        177,381
                                               -------------
                                                   1,772,101

                                               -------------
TOBACCO 0.8%
Philip Morris International,
  Inc.                                 89,950      4,123,308
                                               -------------


TRADING COMPANIES & DISTRIBUTORS 0.3%
W.W. Grainger, Inc.                    17,850      1,775,183
                                               -------------


WIRELESS TELECOMMUNICATION SERVICES 0.3%
MetroPCS Communications, Inc.
  (a)                                  14,456        118,395
Sprint Nextel Corp. (a)               178,138        755,305


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-65


                                       SHARES          VALUE
COMMON STOCKS (CONTINUED)
WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
Telephone and Data Systems,
  Inc.                                 20,875  $     634,391
                                               -------------
                                                   1,508,091
                                               -------------
Total Common Stocks
  (Cost $564,231,970)                            533,845,948
                                               -------------


EXCHANGE TRADED FUND 0.2% (B)
------------------------------------------------------------

S&P 500 Index-SPDR Trust
  Series 1                              9,838      1,015,478
                                               -------------
Total Exchange Traded Fund
  (Cost $1,088,686)                                1,015,478
                                               -------------

                                    PRINCIPAL
                                       AMOUNT

SHORT-TERM INVESTMENT 0.2%
------------------------------------------------------------

REPURCHASE AGREEMENT 0.2%
State Street Bank and Trust
  Co.
  0.00%, dated 6/30/10
  due 7/1/10
  Proceeds at Maturity
  $1,069,215 (Collateralized
  by a United States Treasury
  Note with a rate of 3.125%
  and a maturity date of
  4/30/17, with a Principal
  Amount of $1,040,000 and a
  Market Value of $1,093,144)      $1,069,215  $   1,069,215
                                               -------------
Total Short-Term Investment
  (Cost $1,069,215)                                1,069,215
                                               -------------
Total Investments
  (Cost $566,389,871) (c)               100.0%   535,930,641
Other Assets, Less
  Liabilities                            (0.0)++    (209,351)
                                        -----   ------------
Net Assets                              100.0% $ 535,721,290
                                        =====   ============





++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Exchange Traded Fund--An investment
     vehicle that represents a basket of
     securities that is traded on an exchange.
(c)  At June 30, 2010, cost is $589,416,271
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $ 22,236,533
Gross unrealized depreciation       (75,722,163)
                                   ------------
Net unrealized depreciation        $(53,485,630)
                                   ============



The following is a summary of the fair valuations according to the inputs used as of June 30, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Common Stocks                                  $533,845,948   $       --      $     --  $533,845,948
Exchange Traded Fund                              1,015,478           --            --     1,015,478
Short-Term Investment
  Repurchase Agreement                                   --    1,069,215            --     1,069,215
                                               ------------   ----------      --------  ------------
Total Investments in Securities                $534,861,426   $1,069,215           $--  $535,930,641
                                               ============   ==========      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

At June 30, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


M-66    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $566,389,871)     $ 535,930,641
Receivables:
  Dividends and interest                   492,197
  Fund shares sold                         169,127
Other assets                                 4,520
                                     -------------
     Total assets                      536,596,485
                                     -------------

LIABILITIES:
Payables:
  Fund shares redeemed                     388,210
  Manager (See Note 3)                     255,521
  Investment securities purchased          117,803
  Shareholder communication                 64,167
  Professional fees                         24,212
  NYLIFE Distributors (See Note 3)          12,182
  Custodian                                  5,173
  Directors                                  2,510
Accrued expenses                             5,417
                                     -------------
     Total liabilities                     875,195
                                     -------------
Net assets                           $ 535,721,290
                                     =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $     401,833
Additional paid-in capital             787,788,665
                                     -------------
                                       788,190,498
Undistributed net investment income     13,444,764
Accumulated net realized loss on
  investments                         (235,454,742)
Net unrealized depreciation on
  investments                          (30,459,230)
                                     -------------
Net assets                           $ 535,721,290
                                     =============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 479,770,806
                                     =============
Shares of capital stock outstanding     35,964,097
                                     =============
Net asset value per share
  outstanding                        $       13.34
                                     =============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $  55,950,484
                                     =============
Shares of capital stock outstanding      4,219,221
                                     =============
Net asset value per share
  outstanding                        $       13.26
                                     =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-67

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                          $  5,513,908
  Interest                                     42
                                     ------------
     Total income                       5,513,950
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,654,740
  Shareholder communication                84,883
  Distribution and service--Service
     Class
     (See Note 3)                          77,239
  Professional fees                        55,934
  Custodian                                23,788
  Directors                                11,169
  Miscellaneous                            14,048
                                     ------------
     Total expenses                     1,921,801
                                     ------------
Net investment income                   3,592,149
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments       26,670,247
Net change in unrealized
  appreciation (depreciation) on
  investments                         (74,975,478)
                                     ------------
Net realized and unrealized loss on
  investments                         (48,305,231)
                                     ------------
Net decrease in net assets
  resulting from operations          $(44,713,082)
                                     ============






M-68    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2009


                                      2010           2009
DECREASE IN NET ASSETS:
Operations:
 Net investment income        $  3,592,149  $   9,822,218
 Net realized gain (loss)
  on investments                26,670,247   (116,878,806)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                  (74,975,478)   231,791,692
                              ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                   (44,713,082)   124,735,104
                              ---------------------------
Dividends to shareholders:
 From net investment income:
    Initial Class                       --    (11,018,098)
    Service Class                       --       (969,797)
                              ---------------------------
 Total dividends to
 shareholders                           --    (11,987,895)
                              ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        12,015,528     33,977,280
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends             --     11,987,895
 Cost of shares redeemed       (67,290,577)  (159,594,680)
                              ---------------------------
    Decrease in net assets
     derived from capital
     share transactions        (55,275,049)  (113,629,505)
                              ---------------------------
    Net decrease in net
     assets                    (99,988,131)      (882,296)
NET ASSETS:
Beginning of period            635,709,421    636,591,717
                              ---------------------------
End of period                 $535,721,290  $ 635,709,421
                              ===========================
Undistributed net investment
 income at end of period      $ 13,444,764  $   9,852,615
                              ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-69

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                            INITIAL CLASS
                                     ------------------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED
                                      JUNE 30,                                  YEAR ENDED DECEMBER 31,
                                        2010*            2009            2008            2007            2006            2005
Net asset value at beginning of
  period                              $  14.48         $  12.06        $  23.60        $  24.51        $  21.62        $  20.52
                                      --------         --------        --------        --------        --------        --------
Net investment income                     0.09 (a)         0.21 (a)        0.22            0.32 (a)        0.31 (a)        0.33 (a)
Net realized and unrealized gain
  (loss) on investments                  (1.23)            2.48           (8.72)           1.01            3.26            1.25
                                      --------         --------        --------        --------        --------        --------
Total from investment operations         (1.14)            2.69           (8.50)           1.33            3.57            1.58
                                      --------         --------        --------        --------        --------        --------
Less dividends and distributions:
  From net investment income                --            (0.27)          (0.30)          (0.32)          (0.14)          (0.22)
  From net realized gain on
     investments                            --               --           (2.74)          (1.92)          (0.54)          (0.26)
                                      --------         --------        --------        --------        --------        --------
Total dividends and distributions           --            (0.27)          (3.04)          (2.24)          (0.68)          (0.48)
                                      --------         --------        --------        --------        --------        --------
Net asset value at end of period      $  13.34         $  14.48        $  12.06        $  23.60        $  24.51        $  21.62
                                      ========         ========        ========        ========        ========        ========
Total investment return                  (7.87%)(c)(d)    22.40%         (36.39%)          5.14%          16.47%           7.70%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   1.21% ++         1.66%           1.44%           1.26%           1.35%           1.58%
  Net expenses                            0.61% ++         0.60%           0.56%           0.50%           0.52%           0.30%
  Expenses (before reimbursement)         0.61% ++         0.60%           0.56%           0.50%           0.52%           0.50%
Portfolio turnover rate                     54%             100%            111%            105%             90%             83%
Net assets at end of period (in
  000's)                              $479,771         $573,296        $585,158        $932,918        $950,660        $863,109




*    Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total investment return would have been 7.49% and 7.22% for Initial Class shares and
     Service Class shares, respectively, for the year ended December 31, 2005.
(c)  Total investment return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.




M-70    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                               SERVICE CLASS
      -----------------------------------------------------------------------------------------------
      SIX MONTHS
         ENDED
       JUNE 30,                                     YEAR ENDED DECEMBER 31,
         2010*              2009             2008             2007             2006             2005

        $ 14.41           $ 12.00          $ 23.48          $ 24.41          $ 21.56          $ 20.49
        -------           -------          -------          -------          -------          -------
           0.07 (a)          0.17 (a)         0.23             0.25 (a)         0.25 (a)         0.28 (a)
          (1.22)             2.47            (8.72)            1.02             3.24             1.23
        -------           -------          -------          -------          -------          -------
          (1.15)             2.64            (8.49)            1.27             3.49             1.51
        -------           -------          -------          -------          -------          -------

             --             (0.23)           (0.25)           (0.28)           (0.10)           (0.18)
             --                --            (2.74)           (1.92)           (0.54)           (0.26)
        -------           -------          -------          -------          -------          -------
             --             (0.23)           (2.99)           (2.20)           (0.64)           (0.44)
        -------           -------          -------          -------          -------          -------
        $ 13.26           $ 14.41          $ 12.00          $ 23.48          $ 24.41          $ 21.56
        =======           =======          =======          =======          =======          =======
          (7.98%)(c)(d)     22.08%          (36.55%)           4.88%           16.18%            7.39%(b)

           0.96% ++          1.39%            1.18%            1.01%            1.11%            1.33%
           0.86% ++          0.85%            0.81%            0.75%            0.77%            0.55%
           0.86% ++          0.85%            0.81%            0.75%            0.77%            0.75%
             54%              100%             111%             105%              90%              83%
        $55,950           $62,413          $51,434          $83,279          $65,138          $47,311




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-71

MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/10
--------------------------------------------------------------------------------

                                                                           SINCE
AVERAGE ANNUAL                                  SIX           ONE        INCEPTION
TOTAL RETURNS                                 MONTHS         YEAR        (2/13/06)
----------------------------------------------------------------------------------
After Portfolio operating expenses             0.12%        13.52%         3.48%




(After Portfolio operating expenses)


(LINE GRAPH)

                    MAINSTAY VP                            MORGAN STANLEY       BARCLAYS CAPITAL
              CONSERVATIVE ALLOCATION    S&P 500(R)    CAPITAL INTERNATIONAL     U.S. AGGREGATE
                     PORTFOLIO              INDEX            EAFE INDEX            BOND INDEX
              -----------------------    ----------    ---------------------    ----------------
2/13/2006              10000                10000              10000                  10000
6/30/2006              10023                10099              10596                   9950
6/30/2007              11305                12178              13457                  10559
6/30/2008              11156                10581              12029                  11311
6/30/2009              10234                 7807               8257                  11995
6/30/2010              11618                 8933               8746                  13134



SERVICE CLASS                                                     AS OF 6/30/10
--------------------------------------------------------------------------------

                                                                           SINCE
AVERAGE ANNUAL                                  SIX           ONE        INCEPTION
TOTAL RETURNS                                 MONTHS         YEAR        (2/13/06)
----------------------------------------------------------------------------------
After Portfolio operating expenses             0.00%        13.20%         3.22%




(After Portfolio operating expenses)


(LINE GRAPH)

                                                            MAINSTAY VP                            MORGAN STANLEY
                                                      CONSERVATIVE ALLOCATION    S&P 500(R)    CAPITAL INTERNATIONAL
                                                             PORTFOLIO              INDEX            EAFE INDEX
                                                      -----------------------    ----------    ---------------------
2/13/2006                                                      10000                10000              10000
6/30/2006                                                      10015                10099              10596
6/30/2007                                                      11267                12178              13457
6/30/2008                                                      11090                10581              12029
6/30/2009                                                      10149                 7807               8257
6/30/2010                                                      11488                 8933               8746
                                                      BARCLAYS CAPITAL
                                                       U.S. AGGREGATE
                                                         BOND INDEX
                                                      ----------------
2/13/2006                                                   10000
6/30/2006                                                    9950
6/30/2007                                                   10559
6/30/2008                                                   11311
6/30/2009                                                   11995
6/30/2010                                                   13134




 BENCHMARK PERFORMANCE                                                     SINCE
                                                                         INCEPTION
                                                SIX           ONE         OF THE
                                              MONTHS         YEAR        PORTFOLIO
S&P 500(R) Index(2)                            -6.65%        14.43%        -2.54%
Morgan Stanley Capital International
  EAFE Index(2)                               -13.23          5.92         -3.01
Barclays Capital U.S. Aggregate Bond
  Index(2)                                      5.33          9.50          6.41
Average Lipper Variable Products Mixed-
  Asset Target Allocation Conservative
  Portfolio(3)                                  0.25         12.28          2.37






1. Performance figures reflect certain expense limitations, without which total returns may have been lower. For information on current expense limitations, please refer to the notes to the financial statements.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3. The Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the reminder invested in bonds, cash and cash equivalents. Lipper Inc. is an independent monitor of fund performance.


M-72    MainStay VP Conservative Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2010, to June 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2010, to June 30, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     1/1/10         6/30/10       PERIOD(1)         6/30/10        PERIOD(1)
INITIAL CLASS SHARES          $1,000.00       $1,001.20        $0.25          $1,024.50         $0.25
------------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES          $1,000.00       $1,000.00        $1.49          $1,023.30         $1.51
------------------------------------------------------------------------------------------------------------------------------------



1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.05% for Initial Class and 0.30% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


                                                 mainstayinvestments.com    M-73

INVESTMENT OBJECTIVES OF UNDERLYING PORTFOLIOS/FUNDS AS OF JUNE 30, 2010 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)

Current Income                                  53.6
Growth of Capital                               20.9
Total Return                                    15.7
Capital Appreciation                             9.7
Other Assets, Less Liabilities                   0.1




 See Portfolio of Investments on page M-77 for specific holdings within these categories.



M-74    MainStay VP Conservative Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY H. ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2010?

For the six months ended June 30, 2010, MainStay VP Conservative Allocation Portfolio returned 0.12% for Initial Class shares and 0.00% for Service Class shares. Both share classes underperformed the 0.25% return of the average Lipper(1) Variable Products Mixed-Asset Target Allocation Conservative Portfolio and outperformed the -6.65% return of the S&P 500(R) Index(1) for the six months ended June 30, 2010. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE FIRST SIX MONTHS OF 2010?

The Portfolio invests in other mutual funds referred to as Underlying Portfolios/Funds. The Underlying Portfolios/Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Portfolio's primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These asset class differences accounted for much of the Portfolio's outperformance of its benchmark.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE PORTFOLIO'S ALLOCATIONS AMONG THE UNDERLYING PORTFOLIOS/FUNDS?

In managing the Portfolio, we considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers for the Underlying Portfolios/Funds. Generally speaking, we seek to invest in Underlying Equity Portfolios/Funds that we believe have a track record of capable portfolio management, occupy attractively valued market segments and invest in fairly priced securities that enjoy strong price and earnings momentum. During the reporting period, these techniques were neither successful nor unsuccessful in the sense that they steered us into investments in Underlying Portfolios/Funds that collectively matched the return of the S&P 500(R) Index for the most part, after adjusting for underlying Portfolio expenses and strategic allocation policy.

Underlying Fixed Income Portfolios/Funds were selected based upon the type and country of issuance of the securities in which the Underlying Portfolios/Funds invested, the average credit quality of those securities and their duration.(2)

DURING THE REPORTING PERIOD, WERE THERE ANY CHANGES IN THE PORTFOLIO'S ALLOCATIONS AMONG UNDERLYING PORTFOLIOS/FUNDS?

The largest change reflected a gradual, protracted move away from large-cap growth-oriented Underlying Portfolios/Funds toward Underlying Portfolios/Funds with a more neutral style and a multicapitalization focus. Specifically, we reduced the Portfolio's positions in MainStay VP Large Cap Growth Portfolio, MainStay 130/30 Growth Fund and MainStay VP Growth Equity Portfolio and directed the proceeds primarily to MainStay Epoch U.S. All Cap Fund, MainStay VP U.S. Small Cap Portfolio and MainStay VP Mid Cap Core Portfolio. This migration helped the Portfolio's performance as value-oriented and small-capitalization stocks slightly outpaced growth-oriented and larger-capitalization stocks as the reporting period wore on. Exposure to growth-oriented securities has been cut substantially over the past two and a half years. At the end of the reporting period, the Portfolio was evenly positioned in growth- and value-oriented stocks.

During the reporting period, the Portfolio initiated a new position in MainStay VP Convertible Portfolio. This investment was made to increase the Portfolio's overall responsiveness to movements in the equity market while incrementally lowering the Portfolio's average credit quality and duration.

WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS HAD THE STRONGEST TOTAL RETURNS AND WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS HAD THE WEAKEST TOTAL RETURNS?

Some of the best-performing Underlying Equity Portfolios/Funds were those that reached the furthest down the capitalization spectrum, including MainStay VP Mid Cap Core Portfolio and MainStay VP U.S. Small Cap Portfolio. MainStay VP ICAP Select Equity Portfolio also posted a solid total return on the back of strong

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
2. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                 mainstayinvestments.com    M-75
security selection. Most of the lowest total returns came from Underlying Portfolios/Funds that invest abroad, such as MainStay ICAP International Fund, MainStay 130/30 International Fund and MainStay VP International Equity Portfolio. These Underlying Equity Portfolios/Funds were hampered not only by comparatively weak returns overseas in local currencies but also by a strengthening U.S. dollar.

WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS DETRACTED THE MOST?

No Underlying Equity Portfolios/Funds in which the Portfolio invested had a positive return during the reporting period, so none made a positive contribution. Nevertheless, the Portfolio's largest position in an Underlying Equity Portfolio/Fund, which was in MainStay VP Mid Cap Core Portfolio, was a strong contributor in the sense that its performance was better than that of other Underlying Equity Portfolio/Fund holdings. The equity positions that detracted the least from the Portfolio's performance were those with the smallest weightings--namely, MainStay VP Growth Equity Portfolio and MainStay 130/30 Growth Fund. The Underlying Portfolios/Funds that detracted the most tended to have larger weightings--namely, MainStay 130/30 Core Fund and MainStay VP Large Cap Growth Portfolio. MainStay VP Mid Cap Core Portfolio was a notable exception.

DURING THE REPORTING PERIOD, WHAT KEY FACTORS AFFECTED THE BOND MARKETS?

Treasury yields compressed markedly during the first six months of 2010. Signs of economic strength, improving corporate profitability and a large supply of new issuance initially threatened to push rates higher. As the reporting period wore on, however, these forces were more than offset by sovereign debt concerns and questions surrounding the sustainability of the economic recovery. Credit spreads(3) widened modestly, but most investment-grade and high-yield indexes finished the reporting period in positive territory.

WHAT FACTORS CONTRIBUTED TO THE FIXED-INCOME PARAMETERS YOU CHOSE FOR THE PORTFOLIO?

Anticipating that Treasury rates would ultimately rise and that credit spreads would narrow from the wider-than-normal levels we had observed, we sought to shorten the Portfolio's duration and lower its credit quality. We pursued these objectives primarily through investments in MainStay VP Floating Rate Portfolio, MainStay High Yield Opportunities Fund, MainStay VP High Yield Corporate Bond Portfolio and MainStay VP Convertible Portfolio.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS DETRACTED THE MOST?

Among Underlying Fixed Income Portfolios/Funds, the strongest contributions to the Portfolio's performance came from MainStay VP Bond Portfolio and MainStay Intermediate Term Bond Fund. These holdings both benefited from falling U.S. Treasury rates and the relatively high credit quality of the bonds owned by these Underlying Portfolios/Funds. The only Underlying Fixed Income Portfolio that detracted from the Portfolio's performance was MainStay VP Convertible Portfolio, which fell in tandem with equities. Other weak contributions came from the low-quality end of the credit spectrum. MainStay VP High Yield Corporate Bond Portfolio and MainStay High Yield Opportunities Fund both had low but positive total returns.


3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Conservative Allocation Portfolio on this page and the preceding pages has not been audited.

M-76    MainStay VP Conservative Allocation Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2010 UNAUDITED



                                  SHARES         VALUE
AFFILIATED INVESTMENT COMPANIES 99.9%+
------------------------------------------------------

EQUITY FUNDS 38.7%
MainStay 130/30 Core
  Fund Class I (a)             3,356,655  $ 21,281,195
MainStay 130/30 Growth
  Fund Class I (b)                79,342       544,289
MainStay 130/30 International

  Fund Class I                   923,407     5,106,438
MainStay Epoch Global Choice
  Fund Class I                   124,090     1,580,912
MainStay Epoch U.S. All Cap
  Fund Class I                   455,567     8,573,763
MainStay ICAP Equity
  Fund Class I                   450,134    13,409,502
MainStay ICAP International
  Fund Class I                   216,856     5,156,846
MainStay MAP
  Fund Class I                   249,500     6,534,402
MainStay VP Common Stock
  Portfolio
  Initial Class                  539,295     7,194,348
MainStay VP Growth Equity
  Portfolio
  Initial Class                    6,347       124,622
MainStay VP ICAP Select
  Equity Portfolio
  Initial Class                1,289,961    13,337,778
MainStay VP International
  Equity Portfolio
  Initial Class                  465,329     5,133,764
MainStay VP Large Cap Growth
  Portfolio
  Initial Class (a)(b)           816,166     9,443,996
MainStay VP Mid Cap Core
  Portfolio
  Initial Class (a)            2,315,511    21,713,240
MainStay VP U.S. Small Cap
  Portfolio
  Initial Class (a)(b)         1,486,002    10,651,455
                                          ------------
Total Equity Funds
  (Cost $131,312,482)                      129,786,550
                                          ------------

FIXED INCOME FUNDS 61.2%
MainStay High Yield
  Opportunities
  Fund Class I (a)             1,499,261    16,791,718
MainStay Intermediate Term
  Bond
  Fund Class I                 1,972,957    20,854,152
MainStay VP Bond Portfolio
  Initial Class (a)            7,914,452   119,032,240
MainStay VP Convertible
  Portfolio
  Initial Class                  467,471     4,730,887
MainStay VP Floating Rate
  Portfolio
  Initial Class (a)            3,558,335    31,878,499
MainStay VP High Yield
  Corporate Bond Portfolio
  Initial Class                1,306,375    12,300,471
                                          ------------
Total Fixed Income Funds
  (Cost $194,087,825)                      205,587,967
                                          ------------
Total Investments
  (Cost $325,400,307) (c)           99.9%  335,374,517
Other Assets, Less
  Liabilities                        0.1       410,476
                               ---------  ------------




Net Assets                         100.0% $335,784,993
                               =========  ============





+    Percentages indicated are based on
     Portfolio net assets.
(a)  The Portfolio's ownership exceeds 5% of
     the outstanding shares of the Underlying
     Portfolio's/Fund's share class (See Note
     3).
(b)  Non-income producing Underlying
     Portfolio/Fund.
(c)  At June 30, 2010, cost is $329,667,303
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $14,693,415
Gross unrealized depreciation       (8,986,201)
                                   -----------
Net unrealized appreciation        $ 5,707,214
                                   ===========



The following is a summary of the fair valuations according to the inputs used as of June 30, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL

Investments in Securities
Affiliated Investment Companies
  Equity Funds                                 $129,786,550     $     --      $     --  $129,786,550
  Fixed Income Funds                            205,587,967           --            --   205,587,967
                                               ------------     --------      --------  ------------
Total Investments in Securities                $335,374,517          $--           $--  $335,374,517
                                               ============     ========      ========  ============




At June 30, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-77

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2010 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $325,400,307)                 $335,374,517
Cash                                      237,166
Receivables:
  Fund shares sold                        558,349
Other assets                                2,579
                                     ------------
  Total assets                        336,172,611
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased         237,166
  NYLIFE Distributors (See Note 3)         67,893
  Fund shares redeemed                     35,082
  Shareholder communication                28,524
  Professional fees                        15,850
  Directors                                 1,141
  Custodian                                   325
Accrued expenses                            1,637
                                     ------------
  Total liabilities                       387,618
                                     ------------
Net assets                           $335,784,993
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    325,042
Additional paid-in capital            343,687,838
                                     ------------
                                      344,012,880
Undistributed net investment income    10,045,160
Accumulated net realized loss on
  investments                         (28,247,257)
Net unrealized appreciation on
  investments                           9,974,210
                                     ------------
Net assets                           $335,784,993
                                     ============

INITIAL CLASS
Net assets applicable to
  outstanding shares                 $  6,942,992
                                     ============
Shares of capital stock outstanding       668,462
                                     ============
Net asset value per share
  outstanding                        $      10.39
                                     ============

SERVICE CLASS
Net assets applicable to
  outstanding shares                 $328,842,001
                                     ============
Shares of capital stock outstanding    31,835,764
                                     ============
Net asset value per share
  outstanding                        $      10.33
                                     ============





M-78    MainStay VP Conservative Allocation Portfolio           The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment companies  $ 1,716,689
                                      -----------
EXPENSES:
  Distribution and service--Service
     Class (See Note 3)                   390,470
  Shareholder communication                38,920
  Professional fees                        30,640
  Custodian                                 5,539
  Directors                                 5,373
  Miscellaneous                             6,047
                                      -----------
     Total expenses                       476,989
                                      -----------
Net investment income                   1,239,700
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on affiliated
  investment company transactions       1,704,967
Net change in unrealized
  appreciation (depreciation) on
  investments                          (3,833,493)
                                      -----------
Net realized and unrealized loss on
  investments                          (2,128,526)
                                      -----------
Net decrease in net assets resulting
  from operations                     $  (888,826)
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-79

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $  1,239,700  $  8,325,356
 Net realized gain (loss)
  on investments from
  affiliated investment
  company transactions           1,704,967   (21,342,822)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                   (3,833,493)   62,163,269
                              --------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                      (888,826)   49,145,803
                              --------------------------
Dividends and distributions
 to shareholders:
 From net investment
  income:
    Initial Class                       --      (165,727)
    Service Class                       --    (7,517,855)
                              --------------------------
                                        --    (7,683,582)
                              --------------------------
 From net realized gain on
  investments:
    Initial Class                       --       (93,468)
    Service Class                       --    (4,538,183)
                              --------------------------
                                        --    (4,631,651)
                              --------------------------
 Total dividends and
  distributions to
  shareholders                          --   (12,315,233)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        60,461,684    73,304,368
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                     --    12,315,233
 Cost of shares redeemed       (21,921,802)  (37,743,281)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions         38,539,882    47,876,320
                              --------------------------
    Net increase in net
     assets                     37,651,056    84,706,890
NET ASSETS:
Beginning of period            298,133,937   213,427,047
                              --------------------------
End of period                 $335,784,993  $298,133,937
                              ==========================
Undistributed net investment
 income at end of period      $ 10,045,160  $  8,805,460
                              ==========================





M-80    MainStay VP Conservative Allocation Portfolio           The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-81

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                   INITIAL CLASS
                                     -------------------------------------------------------------------------
                                                                                                  FEBRUARY 13,
                                     SIX MONTHS                                                      2006**
                                        ENDED                                                        THROUGH
                                      JUNE 30,               YEAR ENDED DECEMBER 31,              DECEMBER 31,
                                        2010*           2009           2008          2007             2006
Net asset value at beginning of
  period                               $10.37          $ 8.89        $ 11.01        $10.68           $10.00
                                       ------          ------        -------        ------           ------
Net investment income                    0.05 (a)        0.34 (a)       0.32 (a)      0.30             0.19 (a)
Net realized and unrealized gain
  (loss) on investments                 (0.03)           1.63          (2.35)         0.50             0.63
                                       ------          ------        -------        ------           ------
Total from investment operations         0.02            1.97          (2.03)         0.80             0.82
                                       ------          ------        -------        ------           ------
Less dividends and distributions:
  From net investment income               --           (0.31)         (0.01)        (0.30)           (0.11)
  From net realized gain on
     investments                           --           (0.18)         (0.08)        (0.17)           (0.03)
                                       ------          ------        -------        ------           ------
Total dividends and distributions          --           (0.49)         (0.09)        (0.47)           (0.14)
                                       ------          ------        -------        ------           ------
Net asset value at end of period       $10.39          $10.37        $  8.89        $11.01           $10.68
                                       ======          ======        =======        ======           ======
Total investment return                  0.19%(b)(c)    22.28%        (18.41%)        7.49%            8.20%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  1.01%++         3.54%          3.16%         3.28%            2.04%++
  Net expenses (d)                       0.05%++         0.05%          0.06%         0.09%            0.25%++
  Expenses (before
     reimbursement/recoupment) (d)       0.05%++         0.05%          0.06%         0.08%            0.28%++
Portfolio turnover rate                    13%             38%            44%           11%              23%
Net assets at end of period (in
  000's)                               $6,943          $6,827        $ 3,984        $2,644           $1,480




*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is not annualized.
(c)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)  In addition to the fees and expenses which the Portfolio bears directly, the
     Portfolio indirectly bears a pro-rata share of the fees and expenses of the
     Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.




M-82    MainStay VP Conservative Allocation Portfolio           The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                           SERVICE CLASS
      --------------------------------------------------------------------------------------
                                                                                FEBRUARY 13,
      SIX MONTHS                                                                   2006**
         ENDED                                                                     THROUGH
       JUNE 30,                      YEAR ENDED DECEMBER 31,                    DECEMBER 31,
         2010*              2009              2008              2007                2006

       $  10.33           $   8.86          $  10.99          $  10.67             $ 10.00
       --------           --------          --------          --------             -------
           0.04 (a)           0.33 (a)          0.30 (a)          0.26                0.18 (a)
          (0.04)              1.61             (2.35)             0.51                0.62
       --------           --------          --------          --------             -------
             --               1.94             (2.05)             0.77                0.80
       --------           --------          --------          --------             -------

             --              (0.29)            (0.00)++          (0.28)              (0.10)
             --              (0.18)            (0.08)            (0.17)              (0.03)
       --------           --------          --------          --------             -------
             --              (0.47)            (0.08)            (0.45)              (0.13)
       --------           --------          --------          --------             -------
       $  10.33           $  10.33          $   8.86          $  10.99             $ 10.67
       ========           ========          ========          ========             =======
           0.00%(b)          21.93%           (18.62%)            7.23%               7.97%(b)

           0.77%++            3.39%             2.95%             3.48%               1.96%++
           0.30%++            0.30%             0.31%             0.34%               0.50%++
           0.30%++            0.30%             0.31%             0.33%               0.53%++
             13%                38%               44%               11%                 23%
       $328,842           $291,307          $209,443          $180,682             $64,642




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-83

MAINSTAY VP CONVERTIBLE PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/10
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             -3.14%        19.84%        4.66%         2.77%




(After Portfolio operating expenses)


(LINE GRAPH)

                                            BANK OF
                                        AMERICA MERRILL
                                           LYNCH ALL
                   MAINSTAY VP         U.S. CONVERTIBLE
              CONVERTIBLE PORTFOLIO          INDEX
              ---------------------    ----------------
06/30/00              10000                  10000
                       8993                   8710
                       8223                   7765
                       8774                   8845
                       9844                  10221
                      10336                  10436
                      11405                  11415
                      13216                  13178
                      13265                  12341
                      10722                  10017
06/30/10              12817                  12284



SERVICE CLASS(2)                                                  AS OF 6/30/10
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             -3.26%        19.54%        4.40%         2.51%




(After Portfolio operating expenses)


(LINE GRAPH)

                                                                         BANK OF
                                                                     AMERICA MERRILL
                                                                        LYNCH ALL
                                                MAINSTAY VP         U.S. CONVERTIBLE
                                           CONVERTIBLE PORTFOLIO          INDEX
                                           ---------------------    ----------------
06/30/00                                           10000                  10000
                                                    8993                   8710
                                                    8223                   7765
                                                    8774                   8845
                                                    9844                  10221
                                                   10336                  10436
                                                   11405                  11415
                                                   13216                  13178
                                                   13265                  12341
                                                   10722                  10017
06/30/10                                           12817                  12284




BENCHMARK PERFORMANCE                                            SIX       ONE      FIVE     TEN
                                                               MONTHS     YEAR     YEARS    YEARS
Bank of America Merrill Lynch All U.S. Convertible Index(3)    -0.49%    22.64%    3.31%    2.08%
Average Lipper Convertible Securities Fund(4)                  -1.31     20.12     2.75     2.35






1. Performance figures shown for the five-year and ten-year periods ended June 30, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the average annual total returns would have been 4.64% and 2.76% for Initial Class shares and 4.38% and 2.50% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The Average Lipper Convertible Securities Fund is representative of portfolios that invest primarily in convertible bonds and/or convertible preferred stock. Lipper Inc. is an independent monitor of fund performance.


M-84    MainStay VP Convertible Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CONVERTIBLE PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2010, to June 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2010, to June 30, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     1/1/10         6/30/10       PERIOD(1)         6/30/10        PERIOD(1)
INITIAL CLASS SHARES          $1,000.00        $968.60         $3.22          $1,021.50         $3.31
-------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES          $1,000.00        $967.40         $4.44          $1,020.30         $4.56
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.66% for Initial Class and 0.91% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                 mainstayinvestments.com    M-85

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010 (UNAUDITED)

(COMPOSITION PIE CHART)

Convertible Bonds                               83.3
Common Stocks                                    8.6
Convertible Preferred Stocks                     7.4
Short-Term Investment                            0.6
Other Assets, Less Liabilities                   0.1




 See Portfolio of Investments beginning on page M-89 for specific holdings within these categories.


TOP TEN HOLDINGS OR ISSUERS HELD AS OF JUNE 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  JPMorgan Chase & Co., 1.50%, due 6/25/15
    2.  Core Laboratories, L.P., 0.25%, due 10/31/11
    3.  Cameron International Corp., 2.50%, due 6/15/26
    4.  Fisher Scientific International, Inc., 3.25%, due 3/1/24
    5.  Teva Pharmaceutical Finance Co. B.V., Series D, 1.75%, due
        2/1/26
    6.  Medtronic, Inc., 1.625%, due 4/15/13
    7.  Incyte Corp., Ltd., 4.75%, due 10/1/15
    8.  BioMarin Pharmaceutical, Inc., 1.875%, due 4/23/17
    9.  Peabody Energy Corp., 4.75%, due 12/15/66
   10.  Citigroup, Inc., 7.50%





M-86    MainStay VP Convertible Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY EDWARD SILVERSTEIN, CFA, OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP CONVERTIBLE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2010?

For the six months ended June 30, 2010, MainStay VP Convertible Portfolio returned -3.14% for Initial Class shares and -3.26% for Service Class shares. Both share classes underperformed the -1.31% return of the average Lipper(1) Convertible Securities Fund and the -0.49% return of the Bank of America Merrill Lynch All U.S. Convertible Index(1) for the six months ended June 30, 2010. The Bank of America Merrill Lynch All U.S. Convertible Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

During the reporting period, the performance of the convertible bond market was largely the result of the performance of the underlying stocks of companies with convertible bonds outstanding. Stocks in general fell during the reporting period, with the S&P 500(R) Index(1) declining 6.65%. In addition, credit spreads(2) on speculative bonds widened slightly during the reporting period. This widening weighed on the performance of non-investment-grade bonds, which constitute a substantial portion of the benchmark index.

During the reporting period, the Portfolio's underperformance of the Bank of America Merrill Lynch All U.S. Convertible Index was due to an overweight position in the energy sector. The sector performed poorly when investors sold off energy-related securities following the BP oil leak in the Gulf of Mexico. In addition, a slightly overweight position in the materials sector also had a negative impact on performance on concerns that demand would slacken because of weakening global growth.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH SECTORS DETRACTED THE MOST?

During the reporting period, the Portfolio's three strongest-contributing sectors were health care, software and retail. Health care issues outperformed because the sector is considered defensive. Particular standouts were biotechnology company Incyte, specialty pharmaceutical company Biovail and health care--products company China Medical Technologies. Software's strong contribution was due to the convertible-bond performance of Sybase. The bonds soared on the announcement that the company would be purchased by German software giant SAP. In retail, the common stock of apparel company Iconix Brands Group provided strong performance, as did the convertible bonds of food company Spartan Stores.

Oil & gas services, oil & gas and materials were the Portfolio's weakest-contributing sectors during the reporting period. In oil & gas services, the convertible bonds of Cameron International showed poor performance following the incident at the Deepwater Horizon rig in the Gulf of Mexico on April 20, 2010. Investors feared that the company might be liable for a portion of the environmental damage that would ensue. Oil & gas company Transocean Offshore suffered similar effects after the events of April 20.

During the reporting period, oil & gas company Chesapeake Energy suffered from declining natural gas prices. The Portfolio held a large position in the company's convertible bonds. In materials, the convertible bonds of iron & steel companies Arcelor Mittal, United States Steel and Allegheny Technologies and mining company Alcoa all declined on investor concerns that slowing global economic growth could reduce demand for metals and other raw materials.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL HOLDINGS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH HOLDINGS WERE PARTICULARLY WEAK?

Oil & gas services limited partnership Core Laboratories was the Portfolio's strongest contributor during the reporting period. The bonds rose sharply when the partnership reported two quarters of outstanding earnings and raised the dividend on its common stock by 20%. During the reporting period, the convertible bonds of aerospace & defense company Triumph Group rose sharply on the announcement that the company would purchase Vought Aircraft Industries, a complementary business. Industry analysts expected the acquisition to meaningfully increase Triumph's earnings in the coming years. The Portfolio's third-strongest contributor was software company Sybase, which advanced on news that the company would be acquired by SAP.

The three worst contributors to the Portfolio's absolute performance were convertible bonds of Cameron International, Arcelor Mittal and Transocean Offshore, for reasons we have already discussed.


1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
2. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

Not all MainStay VP Portfolios and/or classes are available under all policies.

                                                 mainstayinvestments.com    M-87

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Portfolio purchased convertible bonds of Biovail during the reporting period. The position offered upside participation in the company's common stock, which we felt was undervalued. This position also offered reasonable downside protection, since the convertible bonds mature in 2014. We also purchased convertible preferred shares of energy and utility holding company PPL when the company offered the securities in June 2010. The shares pay a 9.5% dividend and though they must be converted into common stock in 2013, we felt that the common shares were relatively inexpensive.

During the reporting period, we sold convertible preferred shares of Freeport-McMoRan Copper & Gold because they were set to be converted into common stock in the second quarter of 2010. We also sold our convertible bond position in semiconductor company Micron Technology when the common stock reached our price target.

DURING THE REPORTING PERIOD, HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE RELATIVE TO ITS BENCHMARK?

During the reporting period, there were no significant changes relative to the Bank of America Merrill Lynch All U.S. Convertible Index.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF JUNE 2010?

As of June 30, 2010, the Portfolio was overweight relative to the Bank of America Merrill Lynch All U.S. Convertible Index in energy and slightly overweight in health care. As of the same date, the Portfolio was underweight relative to its benchmark in the financials and utilities sectors.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Convertible Portfolio on this page and the preceding pages has not been audited.

M-88    MainStay VP Convertible Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2010 UNAUDITED


                                PRINCIPAL
                                   AMOUNT         VALUE
CONVERTIBLE SECURITIES 90.7%+
CONVERTIBLE BONDS 83.3%
-------------------------------------------------------

AEROSPACE & DEFENSE 3.8%
GenCorp, Inc.
  4.063%, due 12/31/39 (a)      5,750,000     4,786,875
L-3 Communications Corp.
  3.00%, due 8/1/35 (a)         4,360,000     4,381,800
  3.00%, due 8/1/35               943,000       947,715
Triumph Group, Inc.
  2.625%, due 10/1/26           4,603,000     6,018,422
                                           ------------
                                             16,134,812
                                           ------------

AIRLINES 2.1%
AMR Corp.
  6.25%, due 10/15/14           4,727,000     4,526,103
UAL Corp.
  4.50%, due 6/30/21            4,492,000     4,362,630
                                           ------------
                                              8,888,733
                                           ------------

AUTO MANUFACTURERS 1.2%
Ford Motor Co.
  4.25%, due 11/15/16           3,972,000     4,969,965
                                           ------------


AUTO PARTS & EQUIPMENT 1.9%
BorgWarner, Inc.
  3.50%, due 4/15/12            3,243,000     4,199,685
ArvinMeritor, Inc.
  4.00%, due 2/15/27            5,170,000     4,032,600
                                           ------------
                                              8,232,285
                                           ------------

BANKS 3.5%
V  JPMorgan Chase & Co.
  1.50%, due 6/25/15 (a)       11,715,347    14,905,436
                                           ------------


BIOTECHNOLOGY 3.9%
Amgen, Inc.
  0.375%, due 2/1/13            7,831,000     7,772,267
V  Incyte Corp., Ltd.
  4.75%, due 10/1/15 (a)        5,745,000     8,560,050
                                           ------------
                                             16,332,317
                                           ------------

COAL 3.6%
Alpha Natural Resources,
  Inc.
  2.375%, due 4/15/15           4,000,000     4,120,000
Patriot Coal Corp.
  3.25%, due 5/31/13 (a)        3,440,000     2,820,800
V  Peabody Energy Corp.
  4.75%, due 12/15/66           8,441,000     8,272,180
                                           ------------
                                             15,212,980
                                           ------------

COMMERCIAL SERVICES 2.5%
Alliance Data Systems Corp.
  1.75%, due 8/1/13             6,281,000     6,108,272
PHH Corp.
  4.00%, due 9/1/14 (a)         3,024,000     3,031,560
United Rentals, Inc.
  4.00%, due 11/15/15           1,474,000     1,590,078
                                           ------------
                                             10,729,910
                                           ------------

COMPUTERS 3.3%
Cadence Design Systems, Inc.
  2.625%, due 6/1/15 (a)        2,936,000     2,869,940
EMC Corp.
  1.75%, due 12/1/11            5,051,000     6,155,906
SanDisk Corp.
  1.00%, due 5/15/13            5,477,000     4,895,069
                                           ------------
                                             13,920,915
                                           ------------

DISTRIBUTION & WHOLESALE 0.8%
WESCO International, Inc.
  6.00%, due 9/15/29            2,500,000     3,546,875
                                           ------------


ELECTRICAL COMPONENTS & EQUIPMENT 0.7%
General Cable Corp.
  0.875%, due 11/15/13          3,328,000     2,912,000
                                           ------------


ELECTRONICS 3.4%
V  Fisher Scientific
  International, Inc.
  3.25%, due 3/1/24             7,998,000    10,167,457
TTM Technologies, Inc.
  3.25%, due 5/15/15            4,539,000     4,096,448
                                           ------------
                                             14,263,905
                                           ------------

ENERGY--ALTERNATE SOURCES 1.9%
Covanta Holding Corp.
  1.00%, due 2/1/27             8,425,000     7,856,313
                                           ------------


ENTERTAINMENT 1.8%
Lions Gate Entertainment
  Corp.
  3.625%, due 3/15/25           4,128,000     3,999,000
Lions Gate Entertainment,
  Inc.
  3.625%, due 3/15/25           3,448,000     3,646,260
                                           ------------
                                              7,645,260
                                           ------------

FOOD 1.9%
Great Atlantic & Pacific Tea
  Co.
  6.75%, due 12/15/12           4,950,000     3,966,187
Spartan Stores, Inc.
  3.375%, due 5/15/27 (a)       4,469,000     3,714,856
  3.375%, due 5/15/27             254,000       211,138
                                           ------------
                                              7,892,181
                                           ------------



+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings or issuers held, as of June 30, 2010, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-89

                                PRINCIPAL
                                   AMOUNT         VALUE
CONVERTIBLE BONDS (CONTINUED)
HEALTH CARE--PRODUCTS 4.6%
China Medical Technologies,
  Inc.
  4.00%, due 8/15/13          $ 9,395,000  $  6,224,187
V  Medtronic, Inc.
  1.625%, due 4/15/13 (a)       1,260,000     1,269,450
  1.625%, due 4/15/13           7,833,000     7,891,747
NuVasive, Inc.
  2.25%, due 3/15/13            3,798,000     4,021,133
                                           ------------
                                             19,406,517
                                           ------------

HOUSEWARES 0.5%
Newell Rubbermaid, Inc.
  5.50%, due 3/15/14            1,138,000     2,072,583
                                           ------------


INTERNET 1.8%
At Home Corp.
  4.75%, due 12/31/49
  (b)(c)(d)(e)                  2,335,418           234
Symantec Corp.
  0.75%, due 6/15/11            1,881,000     1,873,946
TeleCommunication Systems,
  Inc.
  4.50%, due 11/1/14 (a)        1,806,000     1,501,237
VeriSign, Inc.
  3.25%, due 8/15/37            4,525,000     4,112,094
                                           ------------
                                              7,487,511
                                           ------------

IRON & STEEL 4.2%
Allegheny Technologies, Inc.
  4.25%, due 6/1/14             6,263,000     8,087,099
ArcelorMittal
  5.00%, due 5/15/14            2,670,000     3,127,237
Steel Dynamics, Inc.
  5.125%, due 6/15/14           3,046,000     3,285,872
United States Steel Corp.
  4.00%, due 5/15/14            2,457,000     3,449,014
                                           ------------
                                             17,949,222
                                           ------------

MEDIA 1.0%
Central European Media
  Enterprises, Ltd.
  3.50%, due 3/15/13 (a)        5,486,000     4,203,648
                                           ------------


MINING 0.7%
Alcoa, Inc.
  5.25%, due 3/15/14              831,000     1,423,088
Sterlite Industries India,
  Ltd.
  4.00%, due 10/30/14           1,800,000     1,667,250
                                           ------------
                                              3,090,338
                                           ------------

MISCELLANEOUS--MANUFACTURING 0.8%
Ingersoll-Rand Co.
  4.50%, due 4/15/12            1,696,000     3,341,120
                                           ------------


OIL & GAS 4.9%
BPZ Resources, Inc.
  6.50%, due 3/1/15 (a)         1,730,000     1,539,700
Chesapeake Energy Corp.
  2.50%, due 5/15/37           10,205,000     7,998,169
St. Mary Land & Exploration
  Co.
  3.50%, due 4/1/27             3,719,000     3,951,438
Transocean, Inc.
  Series C
  1.50%, due 12/15/37           8,509,000     7,083,742
                                           ------------
                                             20,573,049
                                           ------------

OIL & GAS SERVICES 6.0%
V  Cameron International
  Corp.
  2.50%, due 6/15/26            9,799,000    11,023,875
V  Core Laboratories, L.P.
  0.25%, due 10/31/11           9,071,000    14,524,939
                                           ------------
                                             25,548,814
                                           ------------

PHARMACEUTICALS 9.2%
V  BioMarin Pharmaceutical,
  Inc.
  1.875%, due 4/23/17           7,965,000     8,532,506
Biovail Corp.
  5.375%, due 8/1/14 (a)        5,085,000     7,201,631
Cephalon, Inc.
  2.50%, due 5/1/14             6,385,000     6,736,175
Isis Pharmaceuticals, Inc.
  2.625%, due 2/15/27           7,202,000     6,814,893
V  Teva Pharmaceutical
  Finance Co. B.V.
  Series D
  1.75%, due 2/1/26             8,367,000     9,622,050
                                           ------------
                                             38,907,255
                                           ------------

REAL ESTATE INVESTMENT TRUSTS 1.0%
Host Hotels & Resorts, L.P.
  2.50%, due 10/15/29 (a)       3,722,000     4,224,470
                                           ------------


SEMICONDUCTORS 3.6%
Intel Corp.
  3.25%, due 8/1/39 (a)         1,862,000     2,106,388
Microchip Technology, Inc.
  2.125%, due 12/15/37          4,771,000     4,663,652
ON Semiconductor Corp.
  2.625%, due 12/15/26          5,616,000     5,286,060
Verigy, Ltd.
  5.25%, due 7/15/14 (a)        3,389,000     3,329,692
                                           ------------
                                             15,385,792
                                           ------------

SOFTWARE 1.8%
Microsoft Corp.
  (zero coupon), due 6/15/13
  (a)                           5,171,000     5,125,754
SYNNEX Corp.
  4.00%, due 5/15/18 (a)        2,147,000     2,337,546
                                           ------------
                                              7,463,300
                                           ------------



M-90    MainStay VP Convertible Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
CONVERTIBLE BONDS (CONTINUED)
TELECOMMUNICATIONS 6.5%
Anixter International, Inc.
  1.00%, due 2/15/13          $ 4,696,000  $  4,290,970
Ciena Corp.
  4.00%, due 3/15/15 (a)        4,215,000     3,956,831
CommScope, Inc.
  3.25%, due 7/1/15             6,600,000     7,218,750
SBA Communications Corp.
  1.875%, due 5/1/13            5,610,000     5,666,100
Virgin Media, Inc.
  6.50%, due 11/15/16           5,380,000     6,328,225
                                           ------------
                                             27,460,876
                                           ------------

TRANSPORTATION 0.4%
DryShips, Inc.
  5.00%, due 12/1/14            2,043,000     1,514,374
                                           ------------
Total Convertible Bonds
  (Cost $347,326,408)                       352,072,756
                                           ------------



                                   SHARES
CONVERTIBLE PREFERRED STOCKS 7.4%
-------------------------------------------------------

BANKS 1.2%
Wells Fargo & Co.
  7.50% Series L                    5,600     5,213,600
                                           ------------


DIVERSIFIED FINANCIAL SERVICES 2.7%
Affiliated Managers Group,
  Inc.
  5.10%                            91,000     3,439,800
V  Citigroup, Inc.
  7.50%                            72,100     8,147,300
                                           ------------
                                             11,587,100
                                           ------------

ELECTRIC 0.7%
PPL Corp.
  9.50%                            53,500     2,766,057
                                           ------------


INSURANCE 1.0%
Hartford Financial Services
  Group, Inc.
  7.25%                           179,200     4,146,688
                                           ------------


LEISURE TIME 0.3%
Callaway Golf Co.
  7.50%                            12,900     1,321,734
                                           ------------


OIL & GAS 0.5%
Whiting Petroleum Corp.
  6.25%                            10,100     1,956,269
                                           ------------


TELECOMMUNICATIONS 1.0%
Crown Castle International
  Corp.
  6.25%                            78,900     4,438,125
                                           ------------
Total Convertible Preferred
  Stocks
  (Cost $32,412,262)                         31,429,573
                                           ------------
Total Convertible Securities
  (Cost $379,738,670)                       383,502,329
                                           ------------


COMMON STOCKS 8.6%
-------------------------------------------------------

APPAREL 0.6%
Iconix Brand Group, Inc. (f)      189,800     2,727,426
                                           ------------


BIOTECHNOLOGY 0.9%
Enzon Pharmaceuticals, Inc.
  (f)                             349,314     3,720,194
                                           ------------


COMPUTERS 0.8%
Hewlett-Packard Co.                76,800     3,323,904
                                           ------------


DIVERSIFIED FINANCIAL SERVICES 0.6%
Bank of America Corp.             128,600     1,847,982
Morgan Stanley                     22,700       526,867
                                           ------------
                                              2,374,849
                                           ------------

ELECTRONICS 0.4%
Viasystems Group, Inc.
  (c)(f)                          106,255     1,569,386
                                           ------------


ENGINEERING & CONSTRUCTION 0.3%
McDermott International,
  Inc. (f)                         65,000     1,407,900
                                           ------------


HEALTH CARE--PRODUCTS 0.3%
Boston Scientific Corp. (f)       214,700     1,245,260
                                           ------------


OIL & GAS 0.6%
Forest Oil Corp. (f)               26,200       716,832
Frontier Oil Corp.                 54,300       730,335
Transocean, Ltd. (f)               24,000     1,111,920
                                           ------------
                                              2,559,087
                                           ------------

OIL & GAS SERVICES 1.6%
Baker Hughes, Inc.                 39,700     1,650,329
Gulf Island Fabrication,
  Inc.                             13,100       203,312
Halliburton Co.                   143,492     3,522,729
ION Geophysical Corp. (f)         360,900     1,255,932
                                           ------------
                                              6,632,302
                                           ------------

PHARMACEUTICALS 0.9%
Merck & Co., Inc.                 110,553     3,866,039
                                           ------------


RETAIL 0.5%
Costco Wholesale Corp.             42,092     2,307,904
                                           ------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-91


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
SOFTWARE 0.6%
Microsoft Corp.                   108,500  $  2,496,585
                                           ------------


TRANSPORTATION 0.5%
Tidewater, Inc.                    49,600     1,920,512
                                           ------------
Total Common Stocks
  (Cost $46,927,267)                         36,151,348
                                           ------------




                                PRINCIPAL
                                   AMOUNT
SHORT-TERM INVESTMENT 0.6%
-------------------------------------------------------

REPURCHASE AGREEMENT 0.6%
State Street Bank and Trust
  Co.
  0.00%, dated 6/30/10
  due 7/1/10
  Proceeds at Maturity
  $2,678,079
  (Collateralized by a United
  States
  Treasury Note with a rate
  of 3.125% and a maturity
  date of 4/30/17,
  with a Principal Amount of
  $2,600,000 and a Market
  Value of
  $2,732,860)                  $2,678,079     2,678,079
                                           ------------
Total Short-Term Investment
  (Cost $2,678,079)                           2,678,079
                                           ------------
Total Investments
  (Cost $429,344,016) (g)            99.9%  422,331,756
Other Assets, Less
  Liabilities                         0.1       309,345
                               ----------  ------------

Net Assets                          100.0% $422,641,101
                               ==========  ============





(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Issue in default.
(c)  Illiquid security.  The total market
     value of these securities at June 30,
     2010 is $1,569,620, which represents 0.4%
     of the Portfolio's net assets.
(d)  Restricted security.
(e)  Fair valued security--The total market
     value of this security at June 30, 2010
     is $234, which represents less than one-tenth of a percent of the Portfolio's net assets.
(f)  Non-income producing security.
(g)  At June 30, 2010, cost is $429,085,520
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $ 28,021,706
Gross unrealized depreciation       (34,775,470)
                                   ------------
Net unrealized depreciation        $ (6,753,764)
                                   ============





M-92    MainStay VP Convertible Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Convertible Securities
  Convertible Bonds (b)                        $        --  $352,072,522          $234  $352,072,756
  Convertible Preferred Stocks                  31,429,573            --            --    31,429,573
                                               -----------  ------------          ----  ------------
Total Convertible Securities                    31,429,573   352,072,522           234   383,502,329
                                               -----------  ------------          ----  ------------
Common Stocks                                   36,151,348            --            --    36,151,348
                                               -----------  ------------          ----  ------------
Short-Term Investment
  Repurchase Agreement                                  --     2,678,079            --     2,678,079
                                               -----------  ------------          ----  ------------
Total Investments in Securities                $67,580,921  $354,750,601          $234  $422,331,756
                                               ===========  ============          ====  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) The Level 3 security valued at $234 is held in Internet within the Convertible Bonds Section of the Portfolio of Investments.

At June 30, 2010, the Portfolio did not have any transfers between Level 1 and Level 2.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                     BALANCE
                                       AS OF     ACCRUED  REALIZED
                                DECEMBER 31,   DISCOUNTS      GAIN
 INVESTMENTS IN SECURITIES              2009  (PREMIUMS)    (LOSS)
Convertible Bonds                       $234    $     --  $     --
                                        ----    --------  --------
Total                                   $234         $--       $--
                                        ====    ========  ========

                                                                                                          CHANGE IN
                                                                                                         UNREALIZED
                                                                                                       APPRECIATION
                                                                                                     (DEPRECIATION)
                                                                                                               FROM
                                     CHANGE IN                             NET        NET   BALANCE     INVESTMENTS
                                    UNREALIZED                       TRANSFERS  TRANSFERS     AS OF   STILL HELD AT
                                  APPRECIATION        NET       NET      IN TO     OUT OF      JUNE        JUNE 30,
 INVESTMENTS IN SECURITIES      (DEPRECIATION)  PURCHASES     SALES    LEVEL 3    LEVEL 3  30, 2010        2010 (A)
Convertible Bonds                     $     --   $     --  $     --   $     --   $     --      $234        $     --
                                      --------   --------  --------   --------   --------      ----        --------
Total                                      $--        $--       $--        $--        $--      $234             $--
                                      ========   ========  ========   ========   ========      ====        ========




(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-93

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $429,344,016)     $422,331,756
Receivables:
  Dividends and interest                2,281,618
  Investment securities sold            1,304,691
  Fund shares sold                        232,211
Other assets                                3,547
                                     ------------
  Total assets                        426,153,823
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased       2,926,189
  Fund shares redeemed                    251,433
  Manager (See Note 3)                    215,054
  NYLIFE Distributors (See Note 3)         51,421
  Shareholder communication                36,587
  Professional fees                        27,439
  Directors                                 1,480
  Custodian                                   540
Accrued expenses                            2,579
                                     ------------
  Total liabilities                     3,512,722
                                     ------------
Net assets                           $422,641,101
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    419,187
Additional paid-in capital            433,668,175
                                     ------------
                                      434,087,362
Undistributed net investment income    18,713,380
Accumulated net realized loss on
  investments                         (23,147,381)
Net unrealized depreciation on
  investments                          (7,012,260)
                                     ------------
Net assets                           $422,641,101
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $178,955,471
                                     ============
Shares of capital stock outstanding    17,683,051
                                     ============
Net asset value per share
  outstanding                        $      10.12
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $243,685,630
                                     ============
Shares of capital stock outstanding    24,235,663
                                     ============
Net asset value per share
  outstanding                        $      10.05
                                     ============





M-94    MainStay VP Convertible Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest (a)                       $  6,241,557
  Dividends                             1,245,877
                                     ------------
     Total income                       7,487,434
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,282,451
  Distribution and service--Service
     Class (See Note 3)                   304,906
  Shareholder communication                52,531
  Professional fees                        49,583
  Custodian                                 9,507
  Directors                                 7,210
  Miscellaneous                             8,786
                                     ------------
     Total expenses                     1,714,974
                                     ------------
Net investment income                   5,772,460
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments        7,956,475
Net change in unrealized
  appreciation (depreciation) on
  investments                         (29,127,627)
                                     ------------
Net realized and unrealized loss on
  investments                         (21,171,152)
                                     ------------
Net decrease in net assets
  resulting from operations          $(15,398,692)
                                     ============



(a) Interest recorded net of foreign withholding taxes in the amount of $9,975.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-95

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $  5,772,460  $ 13,325,460
 Net realized gain (loss)
  on investments                 7,956,475   (17,591,802)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                  (29,127,627)  125,260,453
                              --------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                   (15,398,692)  120,994,111
                              --------------------------
Dividends to shareholders:
 From net investment
  income:
    Initial Class                       --    (3,413,090)
    Service Class                       --    (3,613,593)
                              --------------------------
 Total dividends to
  shareholders                          --    (7,026,683)
                              --------------------------
 Capital share
  transactions:
 Net proceeds from sale of
  shares                        58,292,799    68,157,853
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends             --     7,026,683
 Cost of shares redeemed       (29,082,288)  (37,266,165)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions         29,210,511    37,918,371
                              --------------------------
    Net increase in net
     assets                     13,811,819   151,885,799
NET ASSETS:
Beginning of period            408,829,282   256,943,483
                              --------------------------
End of period                 $422,641,101  $408,829,282
                              ==========================
Undistributed net investment
 income at end of period      $ 18,713,380  $ 12,940,920
                              ==========================





M-96    MainStay VP Convertible Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-97

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                            INITIAL CLASS
                                     ------------------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED
                                      JUNE 30,                                  YEAR ENDED DECEMBER 31,
                                        2010*            2009            2008            2007            2006            2005
Net asset value at beginning of
  period                              $  10.45         $   7.29        $  13.98        $  12.75        $  11.82        $  11.26
                                      --------         --------        --------        --------        --------        --------
Net investment income                     0.14             0.38 (a)        0.27            0.28            0.22 (a)        0.21 (a)
Net realized and unrealized gain
  (loss) on investments                  (0.47)            2.98           (5.13)           1.63            1.02            0.53
                                      --------         --------        --------        --------        --------        --------
Total from investment operations         (0.33)            3.36           (4.86)           1.91            1.24            0.74
                                      --------         --------        --------        --------        --------        --------
Less dividends and distributions:
  From net investment income                --            (0.20)          (0.27)          (0.32)          (0.31)          (0.18)
  From net realized gain on
     investments                            --               --           (1.56)          (0.36)             --              --
                                      --------         --------        --------        --------        --------        --------
Total dividends and distributions           --            (0.20)          (1.83)          (0.68)          (0.31)          (0.18)
                                      --------         --------        --------        --------        --------        --------
Net asset value at end of period      $  10.12         $  10.45        $   7.29        $  13.98        $  12.75        $  11.82
                                      ========         ========        ========        ========        ========        ========
Total investment return                  (3.16%)(b)(c)    46.08%         (34.42%)         14.86%          10.44%           6.59%(d)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income                   2.84% ++         4.30%           2.32%           1.64%           1.80%           1.87%
  Net expenses                            0.66% ++         0.66%           0.65%           0.62%           0.63%           0.53%
  Expenses (before reimbursement)         0.66% ++         0.66%           0.65%           0.62%           0.63%           0.62%
Portfolio turnover rate                     42%              73%            107%            119%             76%            100%
Net assets at end of period (in
  000's)                              $178,955         $181,366        $135,743        $242,925        $246,179        $262,352




*    Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is not annualized.
(c)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total investment return would have been 6.50% and 6.24% for Initial Class shares and
     Service Class shares, respectively, for the year ended December 31, 2005.




M-98    MainStay VP Convertible Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         SERVICE CLASS
              ---------------------------------------------------------------------------------------------------
              SIX MONTHS
                 ENDED
               JUNE 30,                                       YEAR ENDED DECEMBER 31,
                 2010*              2009              2008              2007              2006              2005
               $  10.39           $   7.26          $  13.92          $  12.71          $  11.80          $ 11.24
               --------           --------          --------          --------          --------          -------
                   0.12               0.36 (a)          0.25              0.18              0.19 (a)         0.19 (a)
                  (0.46)              2.95             (5.11)             1.68              1.00             0.53
               --------           --------          --------          --------          --------          -------
                  (0.34)              3.31             (4.86)             1.86              1.19             0.72
               --------           --------          --------          --------          --------          -------

                     --              (0.18)            (0.24)            (0.29)            (0.28)           (0.16)
                     --                 --             (1.56)            (0.36)               --               --
               --------           --------          --------          --------          --------          -------
                     --              (0.18)            (1.80)            (0.65)            (0.28)           (0.16)
               --------           --------          --------          --------          --------          -------
               $  10.05           $  10.39          $   7.26          $  13.92          $  12.71          $ 11.80
               ========           ========          ========          ========          ========          =======
                  (3.27%)(b)(c)      45.71%           (34.58%)           14.57%            10.16%            6.32%(d)

                   2.59% ++           4.03%             2.12%             1.39%             1.55%            1.62%
                   0.91% ++           0.91%             0.90%             0.87%             0.88%            0.78%
                   0.91% ++           0.91%             0.90%             0.87%             0.88%            0.87%
                     42%                73%              107%              119%               76%             100%
               $243,686           $227,463          $121,201          $157,565          $120,515          $97,786




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-99

MAINSTAY VP FLOATING RATE PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/10
--------------------------------------------------------------------------------

                                                                                         SINCE
AVERAGE ANNUAL                                  SIX           ONE          FIVE        INCEPTION
TOTAL RETURNS                                 MONTHS         YEAR          YEARS       (5/2/05)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             2.41%         10.71%        3.31%         3.13%




(After Portfolio operating expenses)

                                                                           LOGO
(LINE GRAPH)

                                     CREDIT SUISSE
                  MAINSTAY VP       LEVERAGED LOAN
              FLOATING PORTFOLIO         INDEX
              ------------------    --------------
05/02/05           10000.00            10000.00
                    9965.00            10075.00
                   10456.00            10747.00
                   11164.00            11557.00
                   11136.00            11165.00
                   10592.00            10291.00
06/30/10           11727.00            12111.00



SERVICE CLASS                                                     AS OF 6/30/10
--------------------------------------------------------------------------------

                                                                                         SINCE
AVERAGE ANNUAL                                  SIX           ONE          FIVE        INCEPTION
TOTAL RETURNS                                 MONTHS         YEAR          YEARS       (5/2/05)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             2.28%         10.44%        3.05%         2.87%




(After Portfolio operating expenses)

                                                                           LOGO
(LINE GRAPH)

                                                                        CREDIT SUISSE
                                                     MAINSTAY VP       LEVERAGED LOAN
                                                 FLOATING PORTFOLIO         INDEX
                                                 ------------------    --------------
05/02/05                                                10000               10000
06/30/05                                                 9962               10075
06/30/06                                                10424               10747
06/30/07                                                11102               11557
06/30/08                                                11046               11165
06/30/09                                                10480               10291
06/30/10                                                11574               12111




BENCHMARK PERFORMANCE                                                                  SINCE
                                                                                     INCEPTION
                                              SIX           ONE          FIVE         OF THE
                                            MONTHS         YEAR          YEARS       PORTFOLIO
Credit Suisse Leveraged Loan Index(1)        3.26%         17.69%        3.75%         3.77%
Average Lipper Loan Participation
Fund(2)                                      2.36          14.25         2.71          2.77






1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
2. The Average Lipper Loan Participation Fund is representative of portfolios that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. Lipper Inc. is an independent monitor of fund performance.


M-100    MainStay VP Floating Rate Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP FLOATING RATE PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2010, to June 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2010, to June 30, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     1/1/10         6/30/10       PERIOD(1)         6/30/10        PERIOD(1)
INITIAL CLASS SHARES          $1,000.00       $1,024.10        $3.36          $1,021.50         $3.36
-------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES          $1,000.00       $1,022.80        $4.61          $1,020.20         $4.61
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.67% for Initial Class and 0.92% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-101

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010 (UNAUDITED)

(PIE CHART)

Floating Rate Loans                              77.0
Short-Term Investments                           11.8
Corporate Bonds                                   8.8
Foreign FLoating Rate Loans                       2.9
Yankee Bond                                       0.6
Common Stocks                                  0.0(++)
Other Assets, Less Liabilities                   (1.1)




 See Portfolio of Investments beginning on page M-104 for specific holdings within these categories.


++ Less than one-tenth of a percent.

TOP TEN ISSUERS HELD AS OF JUNE 30, 2010 (EXCLUDING SHORT-TERM INVESTMENTS)

    1.  Charter Communications Operating LLC,
        3.79%-7.25%, due 3/6/14-9/6/16
    2.  Bucyrus International, Inc., 4.50%, due
        2/19/16
    3.  Weather Channel (The) 5.00%, due 9/14/15
    4.  Georgia-Pacific Corp., 2.537%-3.786%,
        due 12/20/12-12/23/14
    5.  CF Industries, Inc., 4.50%, due 4/6/15
    6.  UPC Financing Partnership, 2.18%-3.93%,
        due 12/30/16-12/29/17
    7.  Solutia, Inc., 4.75%, due 3/17/17
    8.  Regal Cinemas Corp., 4.033%, due
        11/21/16
    9.  Building Materials Corp. of America,
        3.125%, due 2/24/14
   10.  Community Health Systems, Inc., 2.788%,
        due 7/25/14





M-102    MainStay VP Floating Rate Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY ROBERT H. DIAL OF NEW YORK LIFE INVESTMENTS,(1) THE PORTFOLIO'S MANAGER.

HOW DID MAINSTAY VP FLOATING RATE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2010?

For the six months ended June 30, 2010, MainStay VP Floating Rate Portfolio returned 2.41% for Initial Class shares and 2.28% for Service Class shares. Initial Class shares outperformed and Service Class shares underperformed the 2.36% return of the average Lipper(2) Loan Participation Fund. Both share classes underperformed the 3.26% return of the Credit Suisse Leveraged Loan Index for the six months ended June 30, 2010. The Credit Suisse Leveraged Loan Index(2) is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE LEVERAGED LOAN MARKET DURING THE REPORTING PERIOD?

Although the leveraged loan market returned -1.04% in the second quarter of 2010, it returned a positive 3.26% for the six months ended June 30, 2010. The riskier portion of the credit spectrum, specifically loans rated CCC and lower and unrated loans, delivered higher returns during the six-month period than did BB-rated credits.(3) A strong rally in risk credit during the first quarter of 2010 was partially offset by weaker performance in May and June. Demand for risk investments dropped during the second quarter because of risk aversion related to economic difficulties in Greece and other European countries.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Both of the Portfolio's share classes were within eight basis points of the average Lipper Loan Participation Fund. (A basis point is one-hundredth of a percentage point.) The Portfolio lagged the Credit Suisse Leverage Loan Index largely because of the Portfolio's underweight position in credits rated CCC and lower and unrated loans. The Portfolio also faces fees and expenses, which are absent from the Index.

WHAT WAS THE PORTFOLIO'S DURATION(4) STRATEGY DURING THE REPORTING PERIOD?

The Portfolio invests in floating-rate loans that have an effective duration of less than three months. The floating-rate loans may have final maturities of seven to nine years but have underlying interest rate contracts typically linked to LIBOR that reset every 30, 60, 90 or 180 days. The weighted average reset figure for the Portfolio at June 30, 2010, was 41 days. This means that as short-term interest rates change, the Portfolio's yield on average changes within 41 days to reflect the prevailing short-term interest rates.

WHAT MAJOR DECISIONS HELPED OR HURT THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

During the second quarter of 2010 when loan prices dropped, the Portfolio benefited from an intentional underweight in riskier credits (loans rated CCC and lower and unrated loans) and a meaningful cash position. This offset some of the negative relative performance in the first quarter of 2010, when CCC-rated credits continued the rally that began during the latter part of 2009.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF JUNE 2010?

As of June 30, 2010, the Portfolio was overweight relative to the Credit Suisse Leveraged Loan Index in credits rated in the BB range. As of the same date, the Portfolio was underweight relative to the benchmark in credits rated in the CCC range and below.


1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
3. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. Debt rated BB by Standard & Poor's is deemed by Standard & Poor's to be less vulnerable to nonpayment than other speculative issues. In the opinion of Standard & Poor's, however, debt rated BB faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
4. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Floating Rate Portfolio on this page and the preceding pages has not be audited.

                                                mainstayinvestments.com    M-103

PORTFOLIO OF INVESTMENTS JUNE 30, 2010 UNAUDITED


                                PRINCIPAL
                                   AMOUNT         VALUE
LONG-TERM BONDS 89.3%+
CORPORATE BONDS 8.8%
-------------------------------------------------------

AEROSPACE & DEFENSE 0.4%
Oshkosh Corp.
  8.25%, due 3/1/17            $1,600,000  $  1,663,999
Spirit Aerosystems, Inc.
  7.50%, due 10/1/17              435,000       426,300
                                           ------------
                                              2,090,299
                                           ------------

BEVERAGE, FOOD & TOBACCO 0.5%
Del Monte Corp.
  7.50%, due 10/15/19 (a)       1,500,000     1,533,750
Dole Food Co., Inc.
  8.00%, due 10/1/16 (a)          750,000       751,875
                                           ------------
                                              2,285,625
                                           ------------

BROADCASTING & ENTERTAINMENT 0.2%
CSC Holdings LLC
  8.625%, due 2/15/19             700,000       735,875
                                           ------------


CHEMICALS, PLASTICS & RUBBER 1.8%
Ashland, Inc.
  9.125%, due 6/1/17              650,000       711,750
Hexion U.S. Finance
  Corp./Hexion Nova Scotia
  Finance ULC
  8.875%, due 2/1/18            2,500,000     2,256,250
Lyondell Chemical Co.
  11.00%, due 5/1/18            3,991,902     4,281,315
Nalco Co.
  8.25%, due 5/15/17            1,200,000     1,242,000
                                           ------------
                                              8,491,315
                                           ------------

CONTAINERS, PACKAGING & GLASS 1.7%
Ball Corp.
  7.125%, due 9/1/16            2,000,000     2,092,500
Crown Americas LLC/Crown
  Americas Capital Corp. II
  7.625%, due 5/15/17 (a)       1,200,000     1,242,000
Greif, Inc.
  7.75%, due 8/1/19               650,000       669,500
Silgan Holdings, Inc.
  7.25%, due 8/15/16            2,000,000     2,050,000
Solo Cup Co.
  10.50%, due 11/1/13           2,000,000     2,067,500
                                           ------------
                                              8,121,500
                                           ------------

DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS &
  MINERALS 0.4%
Boise Paper Holdings
  LLC/Boise Co-Issuer Co.
  8.00%, due 4/1/20 (a)           700,000       698,250
Boise Paper Holdings
  LLC/Boise Finance Co.
  9.00%, due 11/1/17 (a)        1,000,000     1,030,000
                                           ------------
                                              1,728,250
                                           ------------

DIVERSIFIED/CONGLOMERATE SERVICE 0.4%
Corrections Corp. of America
  7.75%, due 6/1/17             2,000,000     2,075,000
                                           ------------


ECOLOGICAL 0.3%
Clean Harbors, Inc.
  7.625%, due 8/15/16           1,150,000     1,181,625
                                           ------------


HEALTHCARE, EDUCATION & CHILDCARE 0.2%
HCA, Inc.
  8.50%, due 4/15/19              800,000       848,000
                                           ------------


HOTELS, MOTELS, INNS & GAMING 0.5%
Ameristar Casinos, Inc.
  9.25%, due 6/1/14             1,590,000     1,665,525
MGM Resorts International
  10.375%, due 5/15/14            200,000       217,500
  11.125%, due 11/15/17           550,000       606,375
                                           ------------
                                              2,489,400
                                           ------------

LEISURE, AMUSEMENT, MOTION PICTURES & ENTERTAINMENT
  0.1%
Cinemark USA, Inc.
  8.625%, due 6/15/19             600,000       603,000
                                           ------------


MACHINERY (NON-AGRICULTURE, NON-CONSTRUCT & NON-
  ELECTRONIC) 0.2%
CPM Holdings, Inc.
  10.625%, due 9/1/14 (a)         725,000       765,781
                                           ------------


MINING, STEEL, IRON & NON-PRECIOUS METALS 0.7%
Consol Energy, Inc.
  8.00%, due 4/1/17 (a)         3,000,000     3,097,500
                                           ------------


PRINTING & PUBLISHING 0.2%
Nielsen Finance LLC
  11.625%, due 2/1/14             700,000       764,750
                                           ------------


TELECOMMUNICATIONS 1.2%
American Tower Corp.
  7.25%, due 5/15/19            2,000,000     2,280,000
GCI, Inc.
  7.25%, due 2/15/14            1,595,000     1,593,006


+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest issuers held, as of June 30, 2010, excluding short-term investments. May be subject to change daily.

M-104    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
LONG-TERM BONDS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Sprint Capital Corp.
  8.375%, due 3/15/12          $1,500,000  $  1,573,126
                                           ------------
                                              5,446,132
                                           ------------
Total Corporate Bonds
  (Cost $38,964,705)                         40,724,052
                                           ------------


FLOATING RATE LOANS 77.0% (B)
-------------------------------------------------------

AEROSPACE & DEFENSE 2.2%
Hexcel Corp.
  1st Lien Term Loan
  6.50%, due 5/21/14            2,102,587     2,109,595
Oshkosh Truck Corp.
  Term Loan B
  6.54%, due 12/6/13            2,101,070     2,096,392
Spirit Aerosystems, Inc.
  Term Loan B
  2.05%, due 9/30/13            2,032,082     1,996,520
Transdigm, Inc.
  Term Loan
  2.538%, due 6/23/13           3,000,000     2,894,064
Triumph Group, Inc.
  Term Loan B
  4.50%, due 6/16/16            1,250,000     1,248,048
                                           ------------
                                             10,344,619
                                           ------------


AUTOMOBILE 5.5%
Allison Transmission, Inc.
  Term Loan B
  3.099%, due 8/7/14            3,333,627     3,032,560
Dana Corp.
  Term Loan B
  4.624%, due 1/30/15           3,993,375     3,840,628
Federal-Mogul Corp.
  Term Loan B
  2.288%, due 12/29/14          1,976,351     1,719,426
  Term Loan C
  2.288%, due 12/28/15          1,505,792     1,310,039
Ford Motor Co.
  Term Loan
  3.331%, due 12/16/13          4,145,497     3,912,313
Goodyear Tire & Rubber Co.
  (The)
  2nd Lien Term Loan
  2.24%, due 4/30/14            3,500,000     3,219,272
KAR Holdings, Inc.
  Term Loan B
  3.10%, due 10/18/13           2,000,000     1,888,750
Key Safety Systems, Inc.
  1st Lien Term Loan
  2.597%, due 3/8/14            1,450,924     1,229,658
Sensata Technologies Finance
  Co. LLC
  Term Loan
  2.078%, due 4/26/13           2,914,819     2,714,425
Tenneco, Inc.
  Tranche B Term Loan
  5.088%, due 6/3/16              600,000       597,000
  Tranche B1 Credit Linked
  Deposit
  5.351%, due 3/17/14 (c)       1,250,000     1,237,500
Tower Automotive Corp.
  Term Loan
  4.793%, due 7/31/13 (c)       1,262,415       757,449
                                           ------------
                                             25,459,020
                                           ------------

BEVERAGE, FOOD & TOBACCO 3.2%
American Seafoods Group LLC
  Term Loan B
  5.50%, due 5/7/15 (c)         1,500,000     1,492,012
Constellation Brands, Inc.
  Extended Term Loan B
  1.875%, due 6/5/15            1,495,534     1,462,819
  Term Loan B
  3.125%, due 6/5/13            1,004,466       973,077
Dean Foods Co.
  Tranche B Term Loan
  1.915%, due 4/2/14            4,409,655     4,088,380
Dole Food Co., Inc.
  Credit Link Deposit
  0.30%, due 8/30/10              390,494       389,166
  Term Loan C
  5.021%, due 3/2/17            1,923,737     1,917,197
  Term Loan B
  5.041%, due 3/2/17              774,529       771,896
Wm. Bolthouse Farms, Inc.
  New 1st Lien Term Loan
  5.50%, due 2/11/16            3,575,000     3,543,676
                                           ------------
                                             14,638,223
                                           ------------

BROADCASTING & ENTERTAINMENT 6.1%
V  Charter Communications
  Operating LLC
  Extended Term Loan
  3.79%, due 9/6/16             1,989,898     1,852,737
  New Term Loan
  7.25%, due 3/6/14             3,944,521     3,949,451
CSC Holdings, Inc.
  Incremental B2 Term Loan
  2.10%, due 3/29/16            4,399,036     4,258,131


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-105

                                PRINCIPAL
                                   AMOUNT         VALUE
FLOATING RATE LOANS (CONTINUED)
BROADCASTING & ENTERTAINMENT (CONTINUED)
DirecTV Holdings LLC
  Term Loan B
  1.847%, due 4/13/13          $1,207,756  $  1,197,020
Entravision Communications
  Corp.
  Term Loan
  5.55%, due 3/29/13            2,109,843     2,083,033
Gray Television, Inc.
  Term Loan B
  3.804%, due 12/31/14          1,056,294       984,994
Insight Midwest Holdings LLC
  Term Loan A
  1.29%, due 10/7/13            1,653,846     1,579,423
  Initial Term Loan
  2.07%, due 4/7/14             1,342,415     1,258,514
LodgeNet Entertainment Corp.
  Term Loan
  2.54%, due 4/4/14               594,306       540,818
Mediacom Broadband Group
  (FKA MCC Iowa)
  Tranche D1 Term Loan
  2.08%, due 1/31/15            1,930,000     1,777,241
Mediacom Broadband LLC
  Tranche F Term Loan
  4.50%, due 10/23/17             750,000       713,250
Univision Communications,
  Inc.
  Initial Term Loan
  2.597%, due 9/29/14           2,981,074     2,496,649
V  Weather Channel (The)
  Replacement Term Loan
  5.00%, due 9/14/15            5,462,848     5,434,168
                                           ------------
                                             28,125,429
                                           ------------

BUILDINGS & REAL ESTATE 2.0%
Armstrong World Industries,
  Inc.
  Term Loan
  2.063%, due 10/2/13             381,121       370,402
V  Building Materials Corp.
  of America
  1st Lien Term Loan
  3.125%, due 2/24/14           5,156,639     4,942,638
CB Richard Ellis Services,
  Inc.
  Tranche B
  6.00%, due 12/20/13           2,543,182     2,531,229
Central Parking Corp.
  Letter of Credit Term Loan
  2.604%, due 5/22/14              94,828        81,315
  Term Loan
  2.813%, due 5/22/14             260,451       223,337
Realogy Corp.
  Letter of Credit
  0.199%, due 10/10/13            317,364       267,855
  Term Loan
  3.292%, due 10/10/13          1,178,780       994,890
                                           ------------
                                              9,411,666
                                           ------------

CHEMICALS, PLASTICS & RUBBER 6.7%
Celanese U.S. Holdings LLC
  Synthetic Letter of Credit
  0.351%, due 4/2/14              571,429       537,143
  Dollar Term Loan
  2.042%, due 4/2/14            3,849,585     3,636,484
V  CF Industries, Inc.
  New Term Loan B
  4.50%, due 4/6/15             5,395,093     5,397,019
Gentek, Inc.
  Term Loan
  7.00%, due 10/29/14             530,177       528,984
Huntsman International LLC
  New Term Loan
  2.111%, due 4/21/14           2,237,924     2,068,481
INEOS U.S. Finance LLC
  Term Loan A2
  7.001%, due 12/14/12            101,010        96,667
  Term Loan B2
  7.501%, due 12/16/13            195,852       183,937
  Term Loan C2
  8.001%, due 12/16/14            223,832       210,216
ISP Chemco, Inc.
  Term Loan
  2.125%, due 6/4/14            2,058,965     1,924,274
Nalco Co.
  Term Loan
  6.50%, due 5/13/16            1,980,000     1,979,174
Polymer Group, Inc.
  Tranche 2 Extending
  7.00%, due 11/24/14           2,046,726     2,036,492
Rockwood Specialties Group,
  Inc.
  Tranche H
  6.00%, due 5/15/14            4,906,592     4,898,005
V  Solutia, Inc.
  Term Loan B
  4.75%, due 3/17/17            4,997,475     4,984,172
TPC Group LLC
  Incremental Term Loan B
  2.875%, due 6/27/13             303,580       284,353
  Term Loan B
  2.875%, due 6/27/13             899,413       842,450


M-106    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
FLOATING RATE LOANS (CONTINUED)
CHEMICALS, PLASTICS & RUBBER (CONTINUED)
Univar, Inc.
  Opco Term Loan
  3.347%, due 10/10/14         $1,685,725  $  1,598,910
                                           ------------
                                             31,206,761
                                           ------------

CONTAINERS, PACKAGING & GLASS 3.4%
Berry Plastics Corp.
  Term Loan C
  2.35%, due 4/3/15             1,994,845     1,757,403
Crown Americas LLC
  Term B Dollar Loan
  2.10%, due 11/15/12             824,242       807,071
Graham Packaging Co., L.P.
  New Term Loan B
  2.695%, due 10/7/11             217,903       215,270
  Term Loan C
  6.75%, due 4/5/14             3,793,739     3,799,669
Graphic Packaging
  International, Inc.
  Term Loan B
  2.30%, due 5/16/14            1,692,737     1,598,843
  Term Loan C
  3.043%, due 5/16/14           3,116,112     3,002,595
Reynolds Group Holdings, Inc.
  Dollar Term Loan
  6.25%, due 5/5/16             1,718,934     1,703,463
Smurfit-Stone Container
  Enterprises, Inc.
  Exit Term Loan B
  6.75%, due 2/22/16            3,000,000     2,986,071
                                           ------------
                                             15,870,385
                                           ------------

DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS &
  MINERALS 1.2%
V  Georgia-Pacific Corp.
  New Term Loan B
  2.537%, due 12/21/12          2,143,679     2,069,722
  Term Loan B1
  2.537%, due 12/20/12            949,058       916,315
  New Term Loan C
  3.786%, due 12/23/14          2,460,976     2,424,832
                                           ------------
                                              5,410,869
                                           ------------

DIVERSIFIED/CONGLOMERATE MANUFACTURING 2.4%
V  Bucyrus International,
  Inc.
  Term Loan
  4.50%, due 2/19/16            5,486,482     5,467,049
Goodyear Engineered Products
  Delayed Draw Term Loan
  2.85%, due 7/31/14              121,875       102,009
  Initial Term Loan
  2.85%, due 7/31/14              850,937       712,235
Mueller Water Products, Inc.
  Term Loan B
  5.377%, due 5/23/14             987,853       979,209
Terex Corp.
  Term Loan
  4.283%, due 7/12/13           3,969,925     3,875,639
                                           ------------
                                             11,136,141
                                           ------------

DIVERSIFIED/CONGLOMERATE SERVICE 3.9%
Advantage Sales & Marketing,
  Inc.
  Term Loan
  5.00%, due 5/5/16             1,995,000     1,972,556
Dealer Computer Services,
  Inc.
  Term Loan B
  5.25%, due 4/21/17            4,385,165     4,333,091
First Data Corp.
  Term Loan B1
  3.097%, due 9/24/14           1,930,190     1,622,968
  Term Loan B3
  3.097%, due 9/24/14             989,822       831,588
Language Line LLC
  Term Loan B
  5.50%, due 11/4/15            2,462,625     2,423,634
ServiceMaster Co.
  Delayed Draw Term Loan
  2.85%, due 7/24/14              179,743       164,090
  Term Loan
  2.895%, due 7/24/14           1,804,924     1,647,735
SunGard Data Systems, Inc.
  Tranche A
  2.10%, due 2/28/14            2,874,467     2,696,609
  Tranche B
  4.003%, due 2/26/16             992,288       945,154
VeriFone, Inc.
  Term Loan B
  3.10%, due 10/31/13             667,500       647,475
Verint Systems, Inc.
  Term Loan B
  2.60%, due 5/25/14 (c)          897,283       837,838
                                           ------------
                                             18,122,738
                                           ------------

ECOLOGICAL 1.3%
Big Dumpster Merger Sub, Inc.
  Delayed Draw Term Loan B
  2.60%, due 2/5/13 (c)           269,864       205,771
  Term Loan B
  2.60%, due 2/5/13 (c)           640,927       488,707
Duratek, Inc.
  Term Loan B
  4.10%, due 6/7/13               753,304       734,471


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-107

                                PRINCIPAL
                                   AMOUNT         VALUE
FLOATING RATE LOANS (CONTINUED)
ECOLOGICAL (CONTINUED)
EnergySolutions LLC
  Synthetic Letter of Credit
  0.35%, due 6/7/13            $  117,393  $    114,458
  Term Loan
  4.10%, due 6/7/13             1,570,118     1,530,865
IESI Corp.
  Term Loan
  3.25%, due 1/20/12            2,000,000     1,995,000
Synagro Technologies, Inc.
  Term Loan B
  2.35%, due 4/2/14               970,000       834,200
                                           ------------
                                              5,903,472
                                           ------------

ELECTRONICS 1.0%
Flextronics International,
  Ltd.
  Term Loan B
  2.541%, due 10/1/12           2,959,719     2,813,213
  Term Loan A
  2.542%, due 10/1/14           1,553,329     1,435,536
  Delayed Draw A1-A Term Loan
  2.553%, due 10/1/14             445,284       411,516
                                           ------------
                                              4,660,265
                                           ------------

FINANCE 1.6%
Hertz Corp., (The)
  Synthetic Letter of Credit
  0.348%, due 12/21/12          2,221,464     2,111,086
  Tranche B Term Loan
  2.10%, due 12/21/12           1,197,488     1,137,989
MSCI, Inc.
  New Term Loan
  4.75%, due 6/1/16             4,000,000     3,991,668
Rental Services Corp.
  2nd Lien Term Loan
  3.80%, due 12/2/13              119,378       108,708
                                           ------------
                                              7,349,451
                                           ------------

GROCERY 1.1%
Roundy's Supermarkets, Inc.
  Extended Term Loan
  7.00%, due 11/3/13            2,180,512     2,160,752
SUPERVALU, Inc.
  Term Loan A
  1.222%, due 6/2/11            1,346,561     1,300,741
  Term Loan B1
  1.597%, due 6/1/12            1,220,901     1,157,261
  Extended Term Loan B2
  3.097%, due 10/5/15             576,842       551,004
                                           ------------
                                              5,169,758
                                           ------------

HEALTHCARE, EDUCATION & CHILDCARE 10.4%
AGA Medical Corp.
  Tranche B Term Loan
  2.45%, due 4/26/13 (c)          916,105       829,075
Alliance Healthcare Services,
  Inc.
  Term Loan B
  5.50%, due 6/1/16             2,437,750     2,390,012
AMR HoldCo., Inc.
  New Term Loan
  3.35%, due 4/8/15             2,250,000     2,233,125
Bausch and Lomb, Inc.
  Delayed Draw Term Loan
  3.597%, due 4/24/15             569,045       534,820
  Term Loan
  3.651%, due 4/24/15           2,349,474     2,208,167
Biomet, Inc.
  Term Loan B
  3.51%, due 3/25/15            2,922,337     2,805,078
V  Community Health Systems,
  Inc.
  Delayed Draw Term Loan
  2.788%, due 7/25/14             257,721       240,324
  Term Loan
  2.788%, due 7/25/14           5,023,220     4,684,153
DaVita, Inc.
  Tranche B1 Term Loan
  1.869%, due 10/5/12           2,767,981     2,690,322
Fresenius Medical Care
  Holdings, Inc.
  Tranche B Term Loan
  1.876%, due 3/31/13             773,815       749,270
Gentiva Health Services, Inc.
  Term Loan B
  2.083%, due 3/31/13 (c)         630,435       615,725
HCA, Inc.
  Term Loan A
  2.033%, due 11/16/12            588,225       555,383
  Term Loan B
  2.783%, due 11/18/13          3,122,019     2,944,277
Health Management Associates,
  Inc.
  Term Loan B
  2.283%, due 2/28/14           3,698,776     3,435,753
HealthSouth Corp.
  Term Loan B
  2.79%, due 3/11/13              555,048       533,887
  Extended Term Loan B
  4.29%, due 9/10/15              456,829       448,916
Lifepoint Hospitals, Inc.
  Extended Term Loan B
  3.25%, due 4/15/15            2,000,000     1,929,350
Mylan Laboratories, Inc.
  Term Loan B
  3.754%, due 10/2/14           1,706,291     1,690,926


M-108    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
FLOATING RATE LOANS (CONTINUED)
HEALTHCARE, EDUCATION & CHILDCARE (CONTINUED)
Quintiles Transnational Corp.
  Term Loan B
  2.471%, due 3/31/13          $1,949,875  $  1,865,381
Royalty Pharma Finance Trust
  Term Loan B
  2.783%, due 4/16/13           2,887,572     2,820,762
Rural/Metro Operating Co. LLC
  Term Loan
  7.00%, due 12/9/14            1,999,950     1,994,950
Select Medical Corp.
  Extended Term Loan B
  4.234%, due 8/22/14             723,558       697,028
Sun Healthcare Group, Inc.
  Synthetic Letter of Credit
  2.433%, due 4/21/14             177,340       170,601
  Term Loan B
  2.446%, due 4/21/14           1,228,401     1,181,722
Vanguard Health Holding Co.
  II LLC
  Term Loan B
  5.00%, due 1/29/16            3,500,000     3,444,875
Warner Chilcott Co. LLC
  Tranche B2
  5.75%, due 4/30/15            1,639,166     1,634,137
Warner Chilcott PLC
  Tranche A
  5.50%, due 10/30/14             901,695       899,553
  Incremental Term Loan
  5.75%, due 4/30/15              925,350       923,499
  Tranche B1
  5.75%, due 4/30/15              984,458       981,438
                                           ------------
                                             48,132,509
                                           ------------

HOME AND OFFICE FURNISHINGS, HOUSEWARES & DURABLE
  CONSUMER PRODUCTS 0.4%
Jarden Corp.
  Term Loan B1
  2.283%, due 1/24/12             137,860       134,528
  Term Loan B2
  2.283%, due 1/24/12             503,489       491,405
  Term Loan B3
  3.033%, due 1/24/12             909,138       893,039
  Term Loan B4
  3.783%, due 1/26/15             488,291       481,402
                                           ------------
                                              2,000,374
                                           ------------

HOTELS, MOTELS, INNS & GAMING 1.3%
Las Vegas Sands LLC
  Delayed Draw Term Loan
  2.10%, due 5/23/14              801,251       706,993
  Term Loan B
  2.10%, due 5/23/14            2,393,094     2,111,573
Penn National Gaming, Inc.
  Term Loan B
  2.097%, due 10/3/12           3,274,964     3,148,570
                                           ------------
                                              5,967,136
                                           ------------

INSURANCE 0.5%
Multiplan Merger Corp.
  Incremental Term Loan
  6.00%, due 4/12/13            2,313,492     2,299,998
                                           ------------


LEISURE, AMUSEMENT, MOTION PICTURES & ENTERTAINMENT
  3.5%
AMC Entertainment, Inc.
  Term Loan
  2.097%, due 1/28/13           2,090,911     1,994,207
Bombardier Recreational
  Products, Inc.
  Term Loan
  3.193%, due 6/28/13 (c)         389,608       325,810
Cedar Fair, L.P.
  U.S. Term Loan
  2.347%, due 8/30/12             338,144       331,139
  U.S. Term B Extended
  4.347%, due 8/30/14           2,470,261     2,434,751
Cinemark USA, Inc.
  Extended Term Loan
  3.586%, due 4/29/16           1,925,325     1,869,571
Metro-Goldwyn-Mayer Studios,
  Inc.
  Tranche B Term Loan
  20.50%, due 4/9/12              604,567       272,433
V  Regal Cinemas Corp.
  New Term Loan
  4.033%, due 11/21/16          5,080,850     4,962,298
Six Flags Theme Parks, Inc.
  Exit Term Loan B
  6.00%, due 6/30/16            2,750,000     2,720,759
Universal City Development
  Partners, Ltd.
  New Term Loan B
  5.50%, due 11/6/14            1,492,500     1,483,781
                                           ------------
                                             16,394,749
                                           ------------

MACHINERY (NON-AGRICULTURE, NON-CONSTRUCT & NON-
  ELECTRONIC) 1.6%
Baldor Electric Co.
  Term Loan B
  5.254%, due 1/31/14           2,205,162     2,194,412
Gleason Corp.
  New U.S. Term Loan
  2.147%, due 6/30/13 (c)         920,750       847,090
Manitowoc Co., Inc. (The)
  Term Loan B
  7.50%, due 11/6/14            1,737,513     1,729,550


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-109

                                PRINCIPAL
                                   AMOUNT         VALUE
FLOATING RATE LOANS (CONTINUED)
MACHINERY (NON-AGRICULTURE, NON-CONSTRUCT & NON-
  ELECTRONIC) (CONTINUED)
RBS Global, Inc.
  Term Loan B2
  2.625%, due 7/19/13          $2,025,174  $  1,904,508
Rexnord Corp.
  Term Loan B
  2.834%, due 7/19/13             934,426       887,998
                                           ------------
                                              7,563,558
                                           ------------

MINING, STEEL, IRON & NON-PRECIOUS METALS 0.7%
Novelis, Inc.
  New Canadian Term Loan
  2.35%, due 7/6/14             1,132,241     1,066,193
  New U.S. Term Loan
  2.54%, due 7/6/14             1,283,110     1,208,263
Walter Industries, Inc.
  Term Loan
  2.614%, due 10/3/12             925,135       899,694
                                           ------------
                                              3,174,150
                                           ------------

OIL & GAS 1.3%
Dresser, Inc.
  Term Loan
  2.695%, due 5/4/14            1,689,032     1,547,576
  2nd Lien Term Loan
  6.195%, due 5/4/15              800,000       738,000
Energy Transfer Equity, L.P.
  Term Loan B
  2.10%, due 11/1/12            3,000,000     2,908,929
IFM Colonial Pipeline 2 LLC
  Term Loan B
  2.51%, due 2/27/12              977,259       943,055
                                           ------------
                                              6,137,560
                                           ------------

PERSONAL & NONDURABLE CONSUMER PRODUCTS
  (MANUFACTURING ONLY) 1.7%
JohnsonDiversey, Inc.
  Term Loan B
  5.50%, due 11/24/15           3,716,325     3,690,775
Spectrum Brands, Inc.
  New Term Loan
  8.00%, due 6/16/16            1,750,000     1,750,730
Visant Corp.
  Term Loan C
  2.35%, due 10/4/11            2,197,540     2,160,456
                                           ------------
                                              7,601,961
                                           ------------

PERSONAL TRANSPORTATION 0.3%
United Airlines, Inc.
  Term Loan B
  2.357%, due 2/3/14            1,377,522     1,204,678
                                           ------------


PERSONAL, FOOD & MISCELLANEOUS SERVICES 0.8%
Aramark Corp.
  Synthetic Letter of Credit
  2.073%, due 1/27/14           1,192,331     1,110,855
  Term Loan
  2.408%, due 1/27/14           2,691,791     2,507,853
                                           ------------
                                              3,618,708
                                           ------------

PRINTING & PUBLISHING 3.0%
Affiliated Media
  New Term Loan
  8.50%, due 3/19/14               92,585        87,030
Autotrader.com, Inc.
  Term Loan B
  6.00%, due 6/14/16            1,200,000     1,199,250
Cenveo Corp.
  Delayed Draw Term Loan
  5.039%, due 6/21/13              14,218        14,005
  Term Loan C
  5.039%, due 6/21/13             942,093       927,961
Dex Media East LLC
  New Term Loan
  2.95%, due 10/24/14             634,703       518,473
F&W Media, Inc.
  Term Loan
  7.75%, due 6/9/14 (d)           508,971       508,971
New 2nd Lien Term Loan
  15.00%, due 12/9/14 (d)         205,647       205,647
Hanley Wood LLC
  New Term Loan B
  2.731%, due 3/8/14              659,891       348,917
Lamar Media Corp.
  Term Loan B
  4.25%, due 12/30/16           3,890,250     3,877,284
Merrill Communications LLC
  Term Loan
  8.50%, due 12/24/12           1,867,789     1,751,052
Nielsen Finance LLC
  Class A Term Loan
  2.35%, due 8/9/13             2,082,575     1,955,017
  Class B Term Loan
  4.10%, due 5/2/16               497,481       477,893
Penton Media, Inc.
  New Term Loan B
  5.00%, due 8/1/14 (c)         1,210,742       864,470


M-110    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
FLOATING RATE LOANS (CONTINUED)
PRINTING & PUBLISHING (CONTINUED)
R.H. Donnelley, Inc.
  New Term Loan
  9.25%, due 10/24/14          $  634,632  $    566,409
SuperMedia, Inc.
  Exit Term Loan
  11.00%, due 12/31/15            714,015       611,247
                                           ------------
                                             13,913,626
                                           ------------

RETAIL STORE 2.9%
Michaels Stores, Inc.
  Term Loan B1
  2.761%, due 10/31/13          1,829,676     1,697,025
  Term Loan B2
  5.011%, due 7/31/16           1,189,856     1,129,514
Neiman Marcus Group, Inc.
  (The)
  Term Loan B
  2.468%, due 4/5/13            3,538,938     3,304,976
Pantry, Inc. (The)
  Delayed Draw Term Loan B
  2.10%, due 5/15/14              206,073       196,628
  Term Loan B
  2.10%, due 5/15/14              715,721       682,917
Petco Animal Supplies, Inc.
  Term Loan B
  2.68%, due 10/25/13           2,017,620     1,920,942
Pilot Travel Centers LLC
  Term Loan B
  (zero coupon), due 4/29/16
  (c)                           1,000,000       995,171
QVC, Inc.
  Tranche 3-J
  4.347%, due 6/30/11           1,555,556     1,544,822
Yankee Candle Co., Inc. (The)
  Term Loan B
  2.35%, due 2/6/14             1,891,673     1,794,488
                                           ------------
                                             13,266,483
                                           ------------

TELECOMMUNICATIONS 2.0%
Intelsat Corp.
  Term Loan B2-A
  2.792%, due 1/3/14            1,641,784     1,517,478
  Term Loan B2-B
  2.792%, due 1/3/14            1,641,280     1,517,012
  Term Loan B2-C
  2.792%, due 1/3/14            1,641,280     1,517,012
MetroPCS Wireless, Inc.
  Term Loan B
  2.625%, due 11/4/13           2,953,964     2,820,469
Windstream Corp.
  Tranche B2
  3.06%, due 12/17/15           1,985,000     1,938,684
                                           ------------
                                              9,310,655
                                           ------------

TEXTILES & LEATHER 0.8%
Phillips-Van Heusen Corp.
  Tranche B
  4.75%, due 5/6/16             3,000,000     2,998,593
Spring Windows Fashions LLC
  Term Loan B
  3.313%, due 12/31/12 (c)        386,297       364,085
William Carter Co. (The)
  Term Loan
  1.846%, due 7/14/12             503,417       492,090
                                           ------------
                                              3,854,768
                                           ------------

UTILITIES 4.2%
AES Corp.
  Term Loan
  3.29%, due 8/10/11            1,000,000       986,563
Bosque Power Co. LLC
  Term Loan
  9.50%, due 1/16/15              493,334       349,856
BRSP LLC
  Term Loan B
  7.50%, due 6/4/14             2,818,103     2,789,922
Calpine Corp.
  1st Priority Term Loan
  3.415%, due 3/29/14           3,630,116     3,315,000
Coleto Creek Power, L.P.
  Term Loan
  3.24%, due 6/28/13              403,552       361,179
  Synthetic Letter of Credit
  3.283%, due 6/28/13             284,979       255,057
Covanta Energy Corp.
  Term Loan B
  1.875%, due 2/10/14             972,487       899,551
  Synthetic Letter of Credit
  1.934%, due 2/10/14             494,845       457,732
Dynegy Holdings, Inc.
  Synthetic Letter of Credit
  4.10%, due 4/2/13               498,138       464,514
InfrastruX Group, Inc.
  Delayed Draw Term Loan
  9.00%, due 11/5/12            1,664,747     1,660,585
KGen LLC
  Synthetic Letter of Credit
  0.403%, due 2/8/14              281,250       258,750
  1st Lien Term Loan
  2.125%, due 2/10/14             452,344       416,156


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-111

                                PRINCIPAL
                                   AMOUNT         VALUE
FLOATING RATE LOANS (CONTINUED)
UTILITIES (CONTINUED)
Mirant North America LLC
  Term Loan
  2.097%, due 1/3/13           $  563,831  $    546,352
NRG Energy, Inc.
  Synthetic Letter of Credit
  2.183%, due 2/1/13            1,007,587       959,727
  Term Loan
  2.283%, due 2/1/13            1,521,801     1,449,515
Texas Competitive Electric
  Holdings Co. LLC
  Term Loan B3
  3.851%, due 10/10/14          1,959,810     1,443,216
  Term Loan B2
  3.975%, due 10/10/14            960,190       707,540
TPF Generation Holdings LLC
  Synthetic Revolver
  0.433%, due 12/15/11             94,479        86,637
  Synthetic Letter of Credit
  0.433%, due 12/13/13            301,388       276,373
  Term Loan B
  2.533%, due 12/15/13            752,745       690,267
  2nd Lien Term Loan C
  4.783%, due 12/15/14            500,000       444,500
TPF II LC LLC
  Term Loan B
  3.283%, due 10/15/14 (c)        733,899       704,543
                                           ------------
                                             19,523,535
                                           ------------
Total Floating Rate Loans
  (Cost $367,226,373)                       356,773,245
                                           ------------


FOREIGN FLOATING RATE LOANS 2.9% (B)
-------------------------------------------------------

BROADCASTING & ENTERTAINMENT 1.1%
V  UPC Financing Partnership
  Term Loan X
  2.18%, due 12/29/17           1,296,576     1,184,746
  Term Loan T
  3.93%, due 12/30/16           4,203,424     3,917,591
                                           ------------
                                              5,102,337
                                           ------------

CHEMICALS, PLASTICS & RUBBER 0.3%
Brenntag Holding GmbH & Co.
  Acquisition Term Loan
  4.07%, due 1/20/14              231,700       228,224
  Term Loan B2
  4.078%, due 1/20/14           1,331,552     1,311,579
                                           ------------
                                              1,539,803
                                           ------------

FINANCE 0.3%
Ashtead Group PLC
  Term Loan
  2.125%, due 8/31/11           1,353,000     1,322,557
                                           ------------


HOME AND OFFICE FURNISHINGS, HOUSEWARES & DURABLE
  CONSUMER PRODUCTS 0.1%
Sunbeam Corp. (Canada), Ltd.
  Term Loan
  2.283%, due 1/24/12             261,940       255,392
                                           ------------


PRINTING & PUBLISHING 0.3%
Yell Group PLC
  New Term Loan B1
  4.097%, due 7/31/14           2,112,868     1,356,461
                                           ------------


TELECOMMUNICATIONS 0.8%
Intelsat Subsidiary Holding
  Co.
  Tranche B Term Loan
  2.792%, due 7/3/13              946,702       890,373
Telesat Canada
  U.S. Term I Loan
  3.35%, due 10/31/14           2,705,699     2,577,178
  U.S. Term II Loan
  3.35%, due 10/31/14             232,409       221,370
                                           ------------
                                              3,688,921
                                           ------------
Total Foreign Floating Rate
  Loans
  (Cost $14,521,139)                         13,265,471
                                           ------------


YANKEE BOND 0.6% (E)
-------------------------------------------------------

AEROSPACE & DEFENSE 0.6%
Bombardier, Inc.
  7.50%, due 3/15/18 (a)        2,800,000     2,884,000
                                           ------------
Total Yankee Bond
  (Cost $2,800,000)                           2,884,000
                                           ------------
Total Long-Term Bonds
  (Cost $423,512,217)                       413,646,768
                                           ------------



                                   SHARES
COMMON STOCKS 0.0%++
-------------------------------------------------------

PERSONAL & NONDURABLE CONSUMER PRODUCTS
  (MANUFACTURING ONLY) 0.0%++
Mega Brands, Inc. (f)              51,281        19,750
                                           ------------




M-112    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
PRINTING & PUBLISHING 0.0%++
Affiliated Media, Inc. (c)(d)       5,496  $     68,590
F&W Publications, Inc. (d)          1,650        18,067
SuperMedia, Inc. (f)                3,538        64,710
                                           ------------
                                                151,367
                                           ------------
Total Common Stocks
  (Cost $530,677)                               171,117
                                           ------------


                                PRINCIPAL
                                   AMOUNT
SHORT-TERM INVESTMENTS 11.8%
-------------------------------------------------------

COMMERCIAL PAPER 7.9%
AT&T, Inc.
  0.18%, due 7/7/10 (a)(g)     $3,000,000     2,999,910
Baker Hughes, Inc.
  0.20%, due 7/15/10 (a)(g)     4,000,000     3,999,689
Basin Electric Power
  Cooperative
  0.23%, due 7/22/10 (a)(g)     4,000,000     3,999,464
Emerson Electric Co.
  0.18%, due 7/14/10 (a)(g)     5,000,000     4,999,675
Hewlett Packard Co.
  0.18%, due 7/12/10 (a)(g)     3,000,000     2,999,835
  0.24%, due 7/7/10 (a)(g)      3,000,000     2,999,880
Medtronic, Inc.
  0.19%, due 7/13/10 (a)(g)     2,000,000     1,999,873
Nestle Capital Corp.
  0.19%, due 7/1/10 (a)(g)      4,000,000     4,000,000
NSTAR Electric Co.
  0.17%, due 7/22/10 (g)        2,000,000     1,999,802
  0.18%, due 7/7/10 (g)         2,000,000     1,999,940
  0.19%, due 7/6/10 (g)         1,700,000     1,699,955
Wal-Mart Stores, Inc.
  0.17%, due 7/12/10 (a)(g)     3,000,000     2,999,844
                                           ------------
Total Commercial Paper
  (Cost $36,697,866)                         36,697,866
                                           ------------


REPURCHASE AGREEMENT 2.2%
BNP Paribas
  0.01%, dated 6/30/10
  due 7/1/10
  Proceeds at Maturity
  $9,952,003
  (Collateralized by a U.S.
  Government Agency
  Obligation with a zero
  coupon rate and a maturity
  date of 4/15/30, with a
  Principal Amount of
  $24,745,000 and a Market
  Value of $10,151,389)         9,952,000     9,952,000
                                           ------------
Total Repurchase Agreement
  (Cost $9,952,000)                           9,952,000
                                           ------------


U.S. GOVERNMENT 1.7%
United States Treasury Bill
  0.168%, due 8/26/10 (g)       8,000,000     7,997,916
                                           ------------
Total U.S. Government
  (Cost $7,997,916)                           7,997,916
                                           ------------
Total Short-Term Investments
  (Cost $54,647,782)                         54,647,782
                                           ------------
Total Investments
  (Cost $478,690,676) (h)           101.1%  468,465,667
Other Assets, Less
  Liabilities                        (1.1)   (5,003,352)
                               ----------  ------------

Net Assets                          100.0% $463,462,315
                               ==========  ============





++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Floating Rate Loan--generally pays
     interest at rates which are periodically
     re-determined at a margin above the
     London Inter-Bank Offered Rate ("LIBOR")
     or other short-term rates. The rate shown
     is the rate(s) in effect at June 30,
     2010. Floating Rate Loans are generally
     considered restrictive in that the
     Portfolio is ordinarily contractually
     obligated to receive consent from the
     Agent Bank and/or borrower prior to
     disposition of a Floating Rate Loan.
(c)  Illiquid security.  The total market
     value of these securities at June 30,
     2010 is $10,633,836, which represents
     2.3% of the Portfolio's net assets.
(d)  Fair valued security. The total market
     value of these securities at June 30,
     2010 is $801,275, which represents 0.2%
     of the Portfolio's net assets.
(e)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(f)  Non-income producing security.
(g)  Interest rate presented is yield to
     maturity.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-113

(h)  At June 30, 2010, cost is $477,870,565
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  3,413,737
Gross unrealized depreciation       (12,818,635)
                                   ------------
Net unrealized depreciation        $ (9,404,898)
                                   ============



The following is a summary of the fair valuations according to the inputs used as of June 30, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Long-Term Bonds
  Corporate Bonds                                  $    --  $ 40,724,052      $     --    40,724,052
  Floating Rate Loans (b)                               --   356,058,627       714,618   356,773,245
  Foreign Floating Rate Loans                           --    13,265,471            --    13,265,471
  Yankee Bond                                           --     2,884,000            --     2,884,000
                                                   -------  ------------      --------  ------------
Total Long-Term Bonds                                   --   412,932,150       714,618   413,646,768
                                                   -------  ------------      --------  ------------
Common Stocks (c)                                   84,460            --        86,657       171,117
Short-Term Investments
  Commercial Paper                                      --    36,697,866            --    36,697,866
  Repurchase Agreement                                  --     9,952,000            --     9,952,000
  U.S. Government                                       --     7,997,916            --     7,997,916
                                                   -------  ------------      --------  ------------
Total Short-Term Investments                            --    54,647,782            --    54,647,782
                                                   -------  ------------      --------  ------------
Total Investments in Securities                    $84,460  $467,579,932      $801,275  $468,465,667
                                                   =======  ============      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) The level 3 securities valued at $714,618 are held in Printing & Publishing within the Floating Rate Loans section of the Portfolio of Investments.

(c) The level 3 securities valued at $86,657 are held in Printing & Publishing within the Common Stock section of the Portfolio of Investments.

At June 30, 2010, the Portfolio did not have any transfers between Level 1 and Level 2.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                     BALANCE
                                       AS OF     ACCRUED  REALIZED
                                DECEMBER 31,   DISCOUNTS      GAIN
 INVESTMENTS IN SECURITIES              2009  (PREMIUMS)    (LOSS)
Floating Rate Loans
  Printing & Publishing             $     --    $     --  $     --
Common Stock
  Printing & Publishing                   --          --        --
                                    --------    --------  --------
Total                                    $--         $--       $--
                                    ========    ========  ========

                                                                                                          CHANGE IN
                                                                                                         UNREALIZED
                                                                                                       APPRECIATION
                                                                                                     (DEPRECIATION)
                                                                                                               FROM
                                     CHANGE IN                             NET        NET   BALANCE     INVESTMENTS
                                    UNREALIZED                       TRANSFERS  TRANSFERS     AS OF   STILL HELD AT
                                  APPRECIATION        NET       NET      IN TO     OUT OF  JUNE 30,        JUNE 30,
 INVESTMENTS IN SECURITIES      (DEPRECIATION)  PURCHASES     SALES    LEVEL 3    LEVEL 3      2010        2010 (A)
Floating Rate Loans
  Printing & Publishing               $     --   $714,618  $     --   $     --   $     --  $714,618        $     --
Common Stock
  Printing & Publishing                (98,704)   185,361        --         --         --    86,657         (98,704)
                                      --------   --------  --------   --------   --------  --------        --------
Total                                 $(98,704)  $899,979       $--        $--        $--  $801,275        $(98,704)
                                      ========   ========  ========   ========   ========  ========        ========




(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.


M-114    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $478,690,676)     $468,465,667
Cash                                    4,322,573
Receivables:
  Investment securities sold            3,024,717
  Interest                              2,286,220
  Fund shares sold                        583,549
Other assets                                4,011
                                     ------------
     Total assets                     478,686,737
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased      14,659,393
  Manager (See Note 3)                    226,260
  Fund shares redeemed                    186,014
  NYLIFE Distributors (See Note 3)         70,667
  Professional fees                        40,992
  Shareholder communication                37,256
  Directors                                 1,547
  Custodian                                 1,138
Accrued expenses                            1,155
                                     ------------
     Total liabilities                 15,224,422
                                     ------------
Net assets                           $463,462,315
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    517,263
Additional paid-in capital            487,688,483
                                     ------------
                                      488,205,746
Undistributed net investment income        87,622
Accumulated net realized loss on
  investments                         (14,605,592)
Net unrealized depreciation on
  investments                         (10,225,009)
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies          (452)
                                     ------------
Net assets                           $463,462,315
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $117,406,418
                                     ============
Shares of capital stock outstanding    13,103,579
                                     ============
Net asset value per share
  outstanding                        $       8.96
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $346,055,897
                                     ============
Shares of capital stock outstanding    38,622,743
                                     ============
Net asset value per share
  outstanding                        $       8.96
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-115

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $10,268,901
                                      -----------
EXPENSES:
  Manager (See Note 3)                  1,333,265
  Distribution and service--Service
     Class
     (See Note 3)                         413,030
  Professional fees                        60,557
  Shareholder communication                53,607
  Custodian                                14,145
  Directors                                 7,431
  Miscellaneous                            20,586
                                      -----------
     Total expenses                     1,902,621
                                      -----------
Net investment income                   8,366,280
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on investments          (98,745)
                                      -----------
Net change in unrealized
  appreciation (depreciation) on:
  Investments and unfunded
     commitments                        1,393,743
  Translation of other assets and
     liabilities in foreign
     currencies                              (452)
                                      -----------
Net change in unrealized
  appreciation (depreciation) on
  investments, unfunded commitments
  and foreign currency transactions     1,393,291
                                      -----------
Net realized and unrealized gain on
  investments, unfunded commitments
  and foreign currency transactions     1,294,546
                                      -----------
Net increase in net assets resulting
  from operations                     $ 9,660,826
                                      ===========





M-116    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $  8,366,280  $ 10,777,678
 Net realized loss on
  investments                      (98,745)   (3,044,137)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, unfunded
  commitments and foreign
  currency transactions          1,393,291    70,599,898
                              --------------------------
 Net increase in net assets
  resulting from operations      9,660,826    78,333,439
                              --------------------------
Dividends to shareholders:
 From net investment
  income:
    Initial Class               (2,234,360)   (2,827,510)
    Service Class               (6,096,922)   (7,927,689)
                              --------------------------
 Total dividends to
  shareholders                  (8,331,282)  (10,755,199)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        67,739,509   170,904,194
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      8,331,282    10,755,199
 Cost of shares redeemed       (29,855,528)  (36,053,319)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions         46,215,263   145,606,074
                              --------------------------
    Net increase in net
     assets                     47,544,807   213,184,314
NET ASSETS:
Beginning of period            415,917,508   202,733,194
                              --------------------------
End of period                 $463,462,315  $415,917,508
                              ==========================
Undistributed net investment
 income at end of period      $     87,622  $     52,624
                              ==========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-117

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                        INITIAL CLASS
                                           -----------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED
                                            JUNE 30,                        YEAR ENDED DECEMBER 31,
                                              2010*            2009            2008           2007           2006
Net asset value at beginning of
  period                                    $   8.92         $   6.93        $  9.47        $  9.86        $  9.91
                                            --------         --------        -------        -------        -------
Net investment income                           0.18             0.30           0.46           0.64           0.62
Net realized and unrealized gain
  (loss) on investments                         0.04             1.99          (2.54)         (0.39)         (0.05)
                                            --------         --------        -------        -------        -------
Total from investment operations                0.22             2.29          (2.08)          0.25           0.57
                                            --------         --------        -------        -------        -------
Less dividends:
  From net investment income                   (0.18)           (0.30)         (0.46)         (0.64)         (0.62)
                                            --------         --------        -------        -------        -------
Net asset value at end of period            $   8.96         $   8.92        $  6.93        $  9.47        $  9.86
                                            ========         ========        =======        =======        =======
Total investment return                         2.41%(a)        33.54%        (22.77%)         2.60%          5.99%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         3.96%++          3.70%          5.29%          6.57%          6.37%
  Net expenses                                  0.67%++          0.68%          0.69%          0.67%          0.70%
Portfolio turnover rate                            7%              17%             7%             9%             6%
Net assets at end of period (in
  000's)                                    $117,406         $106,754        $52,378        $55,132        $51,569
                                              INITIAL
                                               CLASS
                                           ------------
                                              MAY 2,
                                              2005**
                                              THROUGH
                                           DECEMBER 31,
                                               2005
Net asset value at beginning of
  period                                      $ 10.00
                                              -------
Net investment income                            0.32
Net realized and unrealized gain
  (loss) on investments                         (0.09)
                                              -------
Total from investment operations                 0.23
                                              -------
Less dividends:
  From net investment income                    (0.32)
                                              -------
Net asset value at end of period              $  9.91
                                              =======
Total investment return                          2.10%(a)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          4.76%++
  Net expenses                                   0.84%++
Portfolio turnover rate                            11%
Net assets at end of period (in
  000's)                                      $25,060




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Total investment return is not annualized.




M-118    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                    SERVICE CLASS
      --------------------------------------------------------------------------------------------------------
                                                                                                     MAY 2,
      SIX MONTHS                                                                                     2005**
         ENDED                                                                                       THROUGH
       JUNE 30,                               YEAR ENDED DECEMBER 31,                             DECEMBER 31,
         2010*              2009              2008              2007              2006                2005

       $   8.92           $   6.93          $   9.47          $   9.86          $   9.91             $ 10.00
       --------           --------          --------          --------          --------             -------
           0.17               0.28              0.44              0.61              0.60                0.31
           0.04               1.99             (2.54)            (0.39)            (0.05)              (0.09)
       --------           --------          --------          --------          --------             -------
           0.21               2.27             (2.10)             0.22              0.55                0.22
       --------           --------          --------          --------          --------             -------

          (0.17)             (0.28)            (0.44)            (0.61)            (0.60)              (0.31)
       --------           --------          --------          --------          --------             -------
       $   8.96           $   8.92          $   6.93          $   9.47          $   9.86             $  9.91
       ========           ========          ========          ========          ========             =======
           2.28%(a)          33.21%           (22.97%)            2.34%             5.73%               1.91%(a)

           3.71%++            3.44%             5.09%             6.32%             6.12%               4.51%++
           0.92%++            0.93%             0.94%             0.92%             0.95%               1.09%++
              7%                17%                7%                9%                6%                 11%
       $346,056           $309,163          $150,355          $280,400          $232,856             $92,528




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-119

MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/10
--------------------------------------------------------------------------------

AVERAGE ANNUAL                          SIX      ONE       FIVE         TEN
TOTAL RETURNS                         MONTHS     YEAR    YEARS(1)    YEARS(1)
-----------------------------------------------------------------------------
After Portfolio operating expenses     5.11%    7.49%      5.40%       5.85%




(With sales charges)


(LINE GRAPH)

                                      BARCLAYS CAPITAL
                   MAINSTAY VP         U.S. GOVERNMENT
              GOVERNMENT PORTFOLIO       BOND INDEX
              --------------------    ----------------
06/30/00            10000.00              10000.00
                    10966.00              11033.00
                    11850.00              12005.00
                    12930.00              13366.00
                    12801.00              13185.00
                    13576.00              14062.00
                    13498.00              13898.00
                    14213.00              14671.00
                    15276.00              16092.00
                    16433.00              17159.00
06/30/10            17663.00              18267.00



SERVICE CLASS(2)                                                  AS OF 6/30/10
--------------------------------------------------------------------------------

AVERAGE ANNUAL                          SIX      ONE       FIVE         TEN
TOTAL RETURNS                         MONTHS     YEAR    YEARS(1)    YEARS(1)
-----------------------------------------------------------------------------
After Portfolio operating expenses     4.98%    7.22%      5.13%       5.59%




(With sales charges)


(LINE GRAPH)

                                                                         BARCLAYS CAPITAL
                                                      MAINSTAY VP         U.S. GOVERNMENT
                                                 GOVERNMENT PORTFOLIO       BOND INDEX
                                                 --------------------    ----------------
06/30/00                                               10000.00              10000.00
                                                       10938.00              11033.00
                                                       11791.00              12005.00
                                                       12835.00              13366.00
                                                       12674.00              13185.00
                                                       13409.00              14062.00
                                                       13293.00              13898.00
                                                       13963.00              14671.00
                                                       14970.00              16092.00
                                                       16064.00              17159.00
06/30/10                                               17223.00              18267.00




BENCHMARK PERFORMANCE                                                      SIX      ONE      FIVE     TEN
                                                                         MONTHS     YEAR    YEARS    YEARS
Barclays Capital U.S. Government Bond Index(3)                            5.40%    6.46%    5.37%    6.21%
Average Lipper Variable Products General U.S. Government Portfolio(4)     5.80     9.61     4.75     6.03






1. Performance figures shown for the five-year and ten-year periods ended June 30, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the average annual total returns would have been 5.37% and 5.84% for Initial Class shares and 5.11% and 5.57% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The Average Lipper Variable Products General U.S. Government Portfolio is representative of portfolios that invest primarily in U.S. government and agency issues. Lipper Inc. is an independent monitor of fund performance.


M-120    MainStay VP Government Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP GOVERNMENT PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2010, to June 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2010, to June 30, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/10         6/30/10       PERIOD(1)         6/30/10        PERIOD(1)

INITIAL CLASS SHARES           $1,000.00       $1,051.10        $2.90          $1,022.00         $2.86

------------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,049.80        $4.17          $1,020.70         $4.11
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.57% for Initial Class and 0.82% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-121

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies               86.3
Short-Term Investment                            22.2
Corporate Bonds                                   4.8
Mortgage-Backed Securities                        2.0
Asset-Backed Securities                           1.3
Other Assets, Less Liabilities                  (16.6)




 See Portfolio of Investments beginning on page M-126 for specific holdings within these categories.


TOP TEN HOLDINGS AS OF JUNE 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  Government National Mortgage Association (Mortgage Pass-
        Through Securities), 6.00%, due 3/1/36 TBA
    2.  Government National Mortgage Association (Mortgage Pass-
        Through Securities), 6.50%, due 7/1/33 TBA
    3.  United States Treasury Notes, 4.75%, due 8/15/17
    4.  Government National Mortgage Association (Mortgage Pass-
        Through Securities), 5.00%, due 4/1/38 TBA
    5.  Federal National Mortgage Association (Mortgage Pass-Through
        Securities), 5.50%, due 6/1/33
    6.  Government National Mortgage Association (Mortgage Pass-
        Through Securities), 5.50%, due 5/1/36 TBA
    7.  Federal National Mortgage Association, 5.375%, due 6/12/17
    8.  Federal National Mortgage Association (Mortgage Pass-Through
        Securities), 5.00%, due 5/1/36
    9.  United States Treasury Bonds, 4.375%, due 5/15/40
   10.  Government National Mortgage Association (Mortgage Pass-
        Through Securities), 4.50%, due 5/20/40





M-122    MainStay VP Government Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY GARY GOODENOUGH AND JAMES RAMSAY, CFA, OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP GOVERNMENT PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2010?

For the six months ended June 30, 2010, MainStay VP Government Portfolio returned 5.11% for Initial Class shares and 4.98% for Service Class shares. Both share classes underperformed the 5.80% return of the average Lipper(1) Variable Products General U.S. Government Portfolio and the 5.40% return of the Barclays Capital U.S. Government Bond Index(1) for the six months ended June 30, 2010. The Barclays Capital U.S. Government Bond Index is the Portfolio's broad-based securities-market index.

WHAT KEY FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Portfolio underperformed the Barclays Capital U.S. Government Bond Index and the average return of the Lipper Variable Products General U.S. Government Portfolio, but outperformed the median return of the Lipper Variable Products General U.S. Government Portfolio. Duration largely determined the relationship between the average and median returns: a cluster of Portfolios with concentrations of longer-dated assets had distinctly superior performance as Treasury yields fell. In a similar vein, the shorter duration of the Portfolio explained much of its underperformance relative to its benchmark. Heavier commitments to credit-related products also detracted from the Portfolio's relative performance when the market's tone turned more cautious in the latter portion of the reporting period.

Outperformance relative to the median return reflected positions that benefited the Portfolio's performance relative to its peers. Among these were a lower allocation to Treasury inflation-protected securities (TIPS); less exposure to structured products, such as collateralized mortgage obligations (CMOs); a heavier commitment to higher-coupon mortgage-backed securities issued by Fannie Mae, Freddie Mac and Ginnie Mae; and modest amounts of trading activity, which kept transaction costs low.

HOW DID THE PORTFOLIO'S DURATION(2) STRATEGY AFFECT ITS PERFORMANCE DURING THE REPORTING PERIOD?

The Portfolio's duration shortened from 4.2 to 3.4 years over the course of the reporting period, as the duration tracked the shortening of mortgage-backed securities as yields declined. At the end of June, the Portfolio's duration was about 0.2 years shorter than our estimate of the median duration in the Lipper Variable Products General U.S. Government Portfolio. The Portfolio typically maintains an intermediate duration near 4.0 years. We adjust the duration around this point by first estimating the median duration of peer Portfolios, then tactically leaning the Portfolio's duration in the direction that we believe interest rates are likely to move over the near- to medium-term. Given the general trend toward lower Treasury yields during the reporting period, peer funds with longer durations would have had an advantage.

WHAT MAJOR MARKET TRENDS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?
Economic data in the first four months of 2010 generally affirmed a recovery of the U.S. economy, with widespread improvements in manufacturing, the service sectors, housing, payrolls and corporate profitability. Business and consumer confidence rebounded, stimulating a resurgence among risk assets, especially credit-related products like corporate bonds. Subdued inflation and the commitment of the Federal Open Market Committee (FOMC) to an accommodative monetary policy also supported renewed momentum in the capital markets.

In the latter stages of the reporting period, however, weakening economic data and worrisome events (notably, stress in peripheral Eurozone countries and a major oil spill in the Gulf of Mexico) weighed on investor confidence. The period ended with risk aversion dominating the market's tone.

Treasury yields were range-bound during the first two-thirds of the reporting period but began to fall sharply in a flight-to-safety trade after the Greek debt crisis. The yield curve(3) flattened as investors moved out the yield curve to pursue higher yields. As

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
2. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

Not all MainStay VP Portfolios and/or classes are available under all policies.

                                                mainstayinvestments.com    M-123
demand for longer-dated U.S. Treasurys grew stronger, yields declined.

HOW DID THE PORTFOLIO RESPOND TO THIS ECONOMIC AND MARKET ENVIRONMENT?

Early in 2009, the Federal Reserve formally adopted and implemented quantitative easing. Policy makers intended to purchase $300 billion of longer-term U.S. Treasurys, $1.25 trillion of agency mortgage-backed securities and $200 billion of agency debt. As the programs wound to conclusion in 2010, these sectors lost a large-scale buyer. Anticipating this change, we rotated assets away from these sectors to modestly raise exposure to credit-related risk. We did so by increasing the Portfolio's allocations to investment-grade corporate bonds and triple-A rated commercial mortgage-backed securities.

Relative to government-related debt, we expected better total returns from corporate bonds and commercial mortgage-backed securities. In an improving economy, we expected to see spreads(4) compress, especially with healthy investor demand for securities that offered a yield advantage. Over the first four months of the reporting period, the Portfolio benefited from a modest rotation away from government-related securities. However, events in the last two months of the reporting period (such as the Gulf of Mexico oil spill and the Greek debt crisis) stressed financial markets, created a cautious climate and weighed on the performance of credit-related fixed-income securities.

Interest-rate volatility quieted under the FOMC's resolve to maintain the targeted federal funds rate near zero. This gave us the confidence to emphasize higher-coupon mortgage-backed securities that offered above-average yield. The higher yield compensated for the risk of interest-rate volatility eroding the predictability of the securities' cash flows. That risk is diminished when interest-rate volatility is subdued and Treasury yields remain within a range.

The outperformance of better-yielding securities, such as our Ginnie Mae and higher-coupon Fannie Mae and Freddie Mac pass-throughs issued prior to 2006, reflected mild prepayment speeds that preserved yield. The slower prepayment rates reflected the impact of tighter underwriting standards for residential mortgages. Many borrowers were not able to qualify to refinance in an environment of historically low mortgage rates.

WHAT INVESTMENT DECISIONS MADE POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

We positioned the Portfolio for a narrowing between the 2-year and 10-year benchmark points on the Treasury yield curve, which was wide relative to historical norms at the beginning of the reporting period. This posture benefited the Portfolio as the yield curve flattened.

The Portfolio had a smaller allocation to Treasury inflation-protected securities (TIPS) than many of its peers. This helped performance when nominal Treasurys outperformed TIPS during the reporting period.

The Portfolio held the majority of its agency pass-through exposure in the center of the coupon stack (5% to 6.5% coupons) for securities backed by 30-year mortgages. Within that range, we favored the higher coupons for their better yield. We also overweighted securities backed by 15-year mortgages for their better convexity.(5)

We underweighted discount- and par-priced agency mortgage pass-throughs because lower-coupon securities are prone to extend duration if interest rates break-out to a higher range. We kept our residential mortgage exposure straightforward, maintaining the bulk of the position in agency residential mortgage pass-throughs. De-emphasizing CMOs likely benefited the Portfolio because the market's preference for liquidity reduced demand for structured product.

Origination of Ginnie Mae securities slowed as the Federal Housing Authority
(FHA) tightened its underwriting standards. With lower supply and stable demand, our overweight position in Ginnie Maes helped the Portfolio's performance.

In the first-quarter of 2010, Fannie Mae and Freddie Mac announced buyouts at par of seriously delinquent residential mortgages that had been packaged in their mortgage-backed securities. As a result, the rate of involuntary prepayments of agency mortgage pass-throughs spiked, with the faster prepayment speeds weighing on prices of the securities, especially those priced above par. An overweight position in Ginnie Mae securities relative to Fannie Mae and Freddie Mac issues reduced the impact of the agencies' buyout programs on the Portfolio's performance.


4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5. Convexity is a measure of the relationship between bond prices and yields. It shows how duration will change as interest rates vary. Convexity may help measure and manage the market risk of a fixed-income portfolio.

M-124    MainStay VP Government Portfolio

Asset-backed securities rebounded from prior periods, where thin market flows and illiquidity had hampered price action. As a result, the Portfolio's overweight position in the sector prospered.

WHAT INVESTMENT DECISIONS DETRACTED FROM THE PORTFOLIO'S RESULTS DURING THE REPORTING PERIOD?

Our duration positioning hurt performance when falling Treasury yields favored peer funds with longer durations.

Two government-sponsored bonds issued under Title XI of the 1936 Maritime Act, each funding the construction of a crude oil tanker, were called at par during the period. Because of their generous coupons, the bonds had been trading at a premium to par. The bond call, and the subsequent loss of the premium, detracted from the Portfolio's performance.

The last two months of the reporting period saw a reversal of the rotation from government-related securities to credit-related securities. Yields of credit-related securities widened relative to Treasurys, and this hampered performance of our modest allocations to investment-grade corporate bonds and triple-A-rated commercial mortgage-backed securities.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES, SALES OR SECTOR WEIGHTING CHANGES DURING THE REPORTING PERIOD?

During the reporting period, we sold modest amounts of Treasurys and agency debentures to fund purchases of investment-grade corporate bonds and triple-A rated commercial mortgage-backed securities. We believed that the total-return prospects for the securities we purchased were brighter over the medium term than those for government-related debt. For a similar reason, we chose not to recycle monthly prepayments from our residential mortgage-backed securities, reducing our weighting in this sector.

As previously mentioned, two government-sponsored bonds issued under Title XI of the 1936 Maritime Act were called. We invested the proceeds from the call into agency mortgage-backed securities.

When yield spreads of agency debentures tightened to fair value, leaving limited upside relative to Treasurys, we continued to reduce the Portfolio's exposure to the sector. We bought Treasury securities with the sale proceeds.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD, AND HOW DID THIS POSITIONING AFFECT PERFORMANCE?

Relative to the Lipper universe, the Portfolio ended the reporting period underweight in U.S. Treasurys and agency debentures. As of June 30, 2010, the Portfolio was overweight residential mortgage-backed securities backed by single- and multi-family properties. As of the same date, there were also slightly overweight positions in asset-backed securities, corporate bonds, and commercial mortgage-backed securities.

As yield spreads widened, the Portfolio's overweight position in credit-related product met resistance. On the other hand, the Portfolio benefited from its underweight position in Treasury inflation-protected securities, which outperformed nominal Treasurys.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


Information about MainStay VP Government Portfolio on this page and the preceding pages has not been audited.

                                                mainstayinvestments.com    M-125

PORTFOLIO OF INVESTMENTS+++ JUNE 30, 2010 UNAUDITED


                                      PRINCIPAL
                                         AMOUNT          VALUE
LONG-TERM BONDS 94.4%+
ASSET-BACKED SECURITIES 1.3%
--------------------------------------------------------------

CREDIT CARDS 0.2%
Chase Issuance Trust
  Series 2006-C4, Class C4
  0.64%, due 1/15/14 (a)            $   855,000  $     838,377
                                                 -------------


DIVERSIFIED FINANCIAL SERVICES 0.3%
Massachusetts RRB Special
  Purpose Trust
  Series 2001-1, Class A
  6.53%, due 6/1/15                   1,068,730      1,159,715
                                                 -------------


HOME EQUITY 0.3%
Citicorp Residential
  Mortgage Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (b)               386,422        387,124
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (b)               744,426        747,229
                                                 -------------
                                                     1,134,353
                                                 -------------

UTILITIES 0.5%
Atlantic City Electric
  Transition
  Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                 1,650,000      1,918,174
                                                 -------------
Total Asset-Backed
  Securities
  (Cost $4,702,904)                                  5,050,619
                                                 -------------


CORPORATE BONDS 4.8%
--------------------------------------------------------------

AGRICULTURE 1.2%
Altria Group, Inc.
  9.70%, due 11/10/18                 3,600,000      4,558,968
                                                 -------------


AUTO MANUFACTURERS 1.0%
DaimlerChrysler N.A. Holding
  Corp.
  6.50%, due 11/15/13                 3,235,000      3,620,732
                                                 -------------


BANKS 0.3%
KeyCorp
  6.50%, due 5/14/13                  1,000,000      1,093,871
                                                 -------------


BEVERAGES 0.4%
Coca-Cola Enterprises, Inc.
  8.00%, due 9/15/22                  1,200,000      1,624,610
                                                 -------------


PIPELINES 0.6%
Energy Transfer Partners,
  L.P.
  9.00%, due 4/15/19                  1,900,000      2,234,447
                                                 -------------


REAL ESTATE INVESTMENT TRUSTS 1.3%
Duke Realty, L.P.
  6.75%, due 3/15/20                  2,350,000      2,468,739
ProLogis
  7.375%, due 10/30/19                2,350,000      2,301,524
                                                 -------------
                                                     4,770,263
                                                 -------------
Total Corporate Bonds
  (Cost $17,669,984)                                17,902,891
                                                 -------------


MORTGAGE-BACKED SECURITIES 2.0%
--------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 2.0%
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45                  354,543        355,449
Bear Stearns Commercial
  Mortgage Securities
  Series 2005-PW10, Class A4
  5.405%, due 12/11/40                1,380,000      1,450,601
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2006-AR6, Class 1A1
  5.997%, due 8/25/36 (c)             1,124,382        966,948
Citigroup/Deutsche Bank
  Commercial Mortgage Trust
  Series 2006-CD3, Class A5
  5.617%, due 10/15/48                  802,000        821,410
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (d)              530,000        560,284
Merrill Lynch Mortgage Trust
  Series 2003-KEY1, Class A4
  5.236%, due 11/12/35                1,000,000      1,070,147
Mortgage Equity Conversion
  Asset Trust
  Series 2007-FF2, Class A
  0.82%, due 2/25/42
  (a)(d)(e)(f)                        1,376,250      1,335,650


+  Percentages indicated are based on Portfolio net assets.
v Among the Portfolio's 10 largest holdings, as of June 30, 2010, excluding short-term investments. May be subject to change daily.


M-126    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT          VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
RBSCF Trust Series 2010-MB1,
  Class A2
  3.686%, due 4/15/15 (d)           $   800,000  $     817,851
                                                 -------------
Total Mortgage-Backed
  Securities
  (Cost $7,433,556)                                  7,378,340
                                                 -------------


U.S. GOVERNMENT & FEDERAL AGENCIES 86.3%
--------------------------------------------------------------

FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATION) 0.2%
  Series 2006-B1, Class AB
  6.00%, due 6/25/16                    558,406        579,877
                                                 -------------


FANNIE MAE GRANTOR TRUST (COLLATERALIZED MORTGAGE OBLIGATION)
  0.8%
  Series 2003-T1, Class B
  4.491%, due 11/25/12                2,660,000      2,855,457
                                                 -------------


FANNIE MAE STRIP (COLLATERALIZED MORTGAGE OBLIGATIONS) 0.1%
  Series 360, Class 2, IO
  5.00%, due 8/1/35 (g)               1,384,782        243,677
  Series 361, Class 2, IO
  6.00%, due 10/1/35 (g)                223,397         38,358
                                                 -------------
                                                       282,035
                                                 -------------

FEDERAL HOME LOAN BANK 1.1%
  5.125%, due 8/14/13                 3,725,000      4,166,785
                                                 -------------


FEDERAL HOME LOAN MORTGAGE CORPORATION 0.4%
  4.75%, due 11/17/15                 1,395,000      1,570,921
                                                 -------------


FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 6.6%
  2.558%, due 3/1/35 (a)                 62,552         65,302
  3.00%, due 8/1/10                     589,061        588,986
  4.00%, due 3/1/25                   4,878,913      5,073,212
  5.00%, due 1/1/20                   1,856,637      1,995,160
  5.00%, due 6/1/33                   4,065,663      4,338,785
  5.00%, due 8/1/33                   2,224,351      2,364,508
  5.00%, due 5/1/36                   1,402,515      1,486,067
  5.036%, due 6/1/35 (a)              1,271,184      1,351,198
  5.50%, due 1/1/21                   1,329,171      1,441,216
  5.50%, due 1/1/33                   4,918,586      5,310,075
  5.635%, due 2/1/37 (a)                419,691        442,492
  6.50%, due 4/1/37                     339,491        372,772
                                                 -------------
                                                    24,829,773
                                                 -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION 8.4%
  2.50%, due 5/15/14                  5,350,000      5,523,008
  2.75%, due 3/13/14                  5,925,000      6,178,590
  4.625%, due 5/1/13                  3,285,000      3,547,439
V    5.375%, due 6/12/17              8,425,000      9,816,583
  6.625%, due 11/15/30                4,900,000      6,372,239
                                                 -------------
                                                    31,437,859
                                                 -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 29.3%
  1.977%, due 11/1/34 (a)               398,862        413,708
  2.485%, due 4/1/34 (a)                635,424        663,390
  4.50%, due 7/1/18                   5,576,830      5,956,480
  4.50%, due 11/1/18                  4,397,212      4,696,558
  4.50%, due 11/1/20 TBA (h)          1,700,000      1,793,235
  4.50%, due 6/1/23                   7,214,942      7,632,831
  5.00%, due 11/1/17                  2,957,930      3,181,392
  5.00%, due 9/1/20                     336,857        361,779
  5.00%, due 1/1/35 TBA (h)             960,000      1,015,650
  5.00%, due 6/1/35                   3,644,123      3,872,602
  5.00%, due 1/1/36                     756,148        802,612
  5.00%, due 2/1/36                   7,229,092      7,673,305
V    5.00%, due 5/1/36                9,005,421      9,558,785
  5.50%, due 11/1/17                  1,971,407      2,136,666
  5.50%, due 6/1/19                   1,382,099      1,513,804
  5.50%, due 11/1/19                  1,548,496      1,696,297
  5.50%, due 4/1/21                   2,699,470      2,929,136
  5.50%, due 6/1/21                     377,732        408,807
V    5.50%, due 6/1/33                9,432,675     10,173,140
  5.50%, due 11/1/33                  5,902,655      6,366,013
  5.50%, due 12/1/33                  5,771,914      6,225,009
  5.50%, due 6/1/34                   1,489,680      1,604,292
  5.50%, due 3/1/35                   2,511,235      2,704,444
  5.50%, due 12/1/35                  1,125,981      1,211,555
  5.50%, due 4/1/36                   6,675,907      7,183,276
  5.50%, due 1/1/37                     796,408        859,811
  5.50%, due 7/1/37                     645,869        698,994
  5.50%, due 8/1/37                   1,412,956      1,520,341
  6.00%, due 12/1/16                    121,366        132,071
  6.00%, due 1/1/33                     760,611        838,978
  6.00%, due 3/1/33                     813,213        895,729
  6.00%, due 9/1/34                     122,418        134,304
  6.00%, due 9/1/35                   2,394,249      2,651,408
  6.00%, due 10/1/35                    286,043        313,726
  6.00%, due 4/1/36                   2,546,296      2,776,019
  6.00%, due 6/1/36                   2,910,731      3,167,876
  6.00%, due 11/1/36                  2,142,389      2,331,656
  6.00%, due 4/1/37                     535,403        577,516
  6.50%, due 10/1/31                    261,803        292,295
  6.50%, due 7/1/32                     133,441        148,983
  6.50%, due 2/1/37                     295,763        324,387
  6.50%, due 8/1/47                     454,971        496,018
                                                 -------------
                                                   109,934,878
                                                 -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-127

                                      PRINCIPAL
                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.7%
  Series 2006-32, Class A
  5.079%, due 1/16/30               $ 2,474,592  $   2,605,386
                                                 -------------


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 22.3%
V    4.50%, due 5/20/40               8,985,953      9,360,027
  5.00%, due 4/15/34                  3,795,166      4,074,585
V    5.00%, due 4/1/38 TBA
  (h)                                10,440,000     11,077,821
  5.50%, due 6/15/33                  2,296,468      2,499,777
  5.50%, due 12/15/35                 1,360,637      1,477,694
V    5.50%, due 5/1/36 TBA
  (h)                                 9,160,000      9,895,658
  6.00%, due 8/15/32                    585,263        647,686
  6.00%, due 10/15/32                   804,871        890,715
V    6.00%, due 3/1/36 TBA
  (h)                                22,370,000     24,376,321
  6.50%, due 7/15/28                    102,482        115,149
  6.50%, due 8/15/28                    137,335        154,754
  6.50%, due 7/15/32                    530,740        591,460
V    6.50%, due 7/1/33 TBA
  (h)                                16,655,000     18,271,051
                                                 -------------
                                                    83,432,698
                                                 -------------

OVERSEAS PRIVATE INVESTMENT CORPORATION 2.2%
  5.142%, due 12/15/23 (i)            7,517,218      8,331,032
                                                 -------------


TENNESSEE VALLEY AUTHORITY 2.3%
  4.65%, due 6/15/35 (i)              4,395,000      4,453,454
  6.25%, due 12/15/17 (i)             3,485,000      4,236,606
                                                 -------------
                                                     8,690,060
                                                 -------------

UNITED STATES TREASURY BONDS 3.7%
V    4.375%, due 5/15/40              8,830,000      9,550,175
  6.875%, due 8/15/25                 3,220,000      4,467,750
                                                 -------------
                                                    14,017,925
                                                 -------------

UNITED STATES TREASURY NOTES 7.5%
  2.00%, due 7/15/14
  T.I.P.S. (j)                        3,469,500      3,722,666
  3.50%, due 5/15/20                  8,025,000      8,398,644
V    4.75%, due 8/15/17              13,825,000     15,984,078
                                                 -------------
                                                    28,105,388
                                                 -------------

UNITED STATES TREASURY STRIP PRINCIPAL 0.7%
  (zero coupon), due 8/15/28          5,615,000      2,739,800
                                                 -------------
Total U.S. Government &
  Federal Agencies
  (Cost $308,919,921)                              323,579,874
                                                 -------------
Total Long-Term Bonds
  (Cost $338,726,365)                              353,911,724
                                                 -------------


SHORT-TERM INVESTMENT 22.2%
--------------------------------------------------------------

REPURCHASE AGREEMENT 22.2%
State Street Bank and Trust
  Co.
  0.00%, dated 6/30/10
  due 7/1/10
  Proceeds at Maturity
  $83,452,255
  (Collateralized by a
  United States Treasury
  Note with a rate of
  3.125% and a maturity date
  of 4/30/17,
  with a Principal Amount of
  $80,985,000 and a Market
  Value of $85,123,334)              83,452,255     83,452,255
                                                 -------------
Total Short-Term Investment
  (Cost $83,452,255)                                83,452,255
                                                 -------------
Total Investments
  (Cost $422,178,620) (k)                 116.6%   437,363,979
Other Assets, Less
  Liabilities                             (16.6)   (62,418,674)
                                          -----   ------------
Net Assets                                100.0% $ 374,945,305
                                          =====   ============





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Portfolio's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a) Floating rate--Rate shown is the rate in effect at June 30, 2010.
(b)  Subprime mortgage investment and other
     asset-backed securities. The total market value of the securities at June 30, 2010 is $1,134,353, which represents 0.3% of the Portfolio's net assets.
(c)  Collateral strip rate--Bond whose
     interest is based on the weighted net
     interest rate of the collateral. Coupon
     rate adjusts periodically based on a
     predetermined schedule. Rate shown is the rate in effect at June 30, 2010.
(d)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(e) Illiquid security--The total market value of this security at June 30, 2010 is $1,335,650, which represents 0.4% of the Portfolio's net assets.
(f)  Fair valued security--The total market
     value of this security at June 30, 2010
     is $1,335,650, which represents 0.4% of
     the Portfolio's net assets.
(g)  Collateralized Mortgage Obligation
     Interest Only Strip--Pays a fixed or
     variable rate of interest based on
     mortgage loans or mortgage pass-through
     securities. The principal amount of the
     underlying pool represents the notional
     amount on which the current interest is
     calculated. The value of these stripped
     securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.




M-128    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

(h)  TBA--Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date will be determined upon settlement. The market value of these securities at June
     30, 2010 is $66,429,736, which represents
     17.7% of the Portfolio's net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.
(i)  United States Government Guaranteed
     Security.
(j)  Treasury Inflation Protected
     Security--Pays a fixed rate of interest
     on a principal amount that is
     continuously adjusted for inflation based on the Consumer Price Index-Urban
     Consumers.
(k)  At June 30, 2010, cost is $422,178,620
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $15,957,698
Gross unrealized depreciation         (772,339)
                                   -----------
Net unrealized appreciation        $15,185,359
                                   ===========



The following is a summary of the fair valuations according to the inputs used as of June 30, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Long-Term Bonds
  Asset-Backed Securities                         $     --  $  5,050,619    $       --  $  5,050,619
  Corporate Bonds                                       --    17,902,891            --    17,902,891
  Mortgage-Backed Securities (b)                        --     6,042,690     1,335,650     7,378,340
  U.S. Government & Federal Agencies                    --   323,579,874            --   323,579,874
                                                  --------  ------------    ----------  ------------
Total Long-Term Bonds                                   --   352,576,074     1,335,650   353,911,724
                                                  --------  ------------    ----------  ------------
Short-Term Investment
  Repurchase Agreement                                  --    83,452,255            --    83,452,255
                                                  --------  ------------    ----------  ------------
Total Investments in Securities                        $--  $436,028,329    $1,335,650  $437,363,979
                                                  ========  ============    ==========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) The level 3 security valued at $1,335,650 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

At June 30, 2010, the Portfolio did not have any transfers between Level 1 and Level 2.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                BALANCE                             CHANGE IN                             NET        NET
                                  AS OF     ACCRUED  REALIZED      UNREALIZED                       TRANSFERS  TRANSFERS
 INVESTMENTS IN            DECEMBER 31,   DISCOUNTS      GAIN    APPRECIATION        NET       NET      IN TO     OUT OF
SECURITIES                         2009  (PREMIUMS)    (LOSS)  (DEPRECIATION)  PURCHASES     SALES    LEVEL 3    LEVEL 3
Long-Term Bonds
  Mortgage-Backed
     Securities
  Commercial Mortgage
     Loans
     (Collateralized
     Mortgage
     Obligations)            $1,307,086        $306      $405         $51,353   $     --  $(23,500)  $     --   $     --
                             ----------        ----      ----         -------   --------  --------   --------   --------
Total                        $1,307,086        $306      $405         $51,353        $--  $(23,500)       $--        $--
                             ==========        ====      ====         =======   ========  ========   ========   ========

                                            CHANGE IN
                                           UNREALIZED
                                         APPRECIATION
                                       (DEPRECIATION)
                                                 FROM
                              BALANCE     INVESTMENTS
                                AS OF   STILL HELD AT
 INVESTMENTS IN              JUNE 30,        JUNE 30,
SECURITIES                       2010        2010 (A)
Long-Term Bonds
  Mortgage-Backed
     Securities
  Commercial Mortgage
     Loans
     (Collateralized
     Mortgage
     Obligations)          $1,335,650         $50,202
                           ----------         -------
Total                      $1,335,650         $50,202
                           ==========         =======



(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-129

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $338,726,365)     $353,911,724
Repurchase agreement, at value
  (identified cost $83,452,255)        83,452,255
Receivables:
  Interest                              1,670,376
  Fund shares sold                      1,537,974
  Investment securities sold               62,174
Other assets                                2,250
                                     ------------
     Total assets                     440,636,753
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased      65,363,253
  Manager (See Note 3)                    151,537
  Fund shares redeemed                     72,278
  NYLIFE Distributors (See Note 3)         41,646
  Shareholder communication                30,169
  Professional fees                        26,588
  Custodian                                 2,291
  Directors                                 1,488
Accrued expenses                            2,198
                                     ------------
     Total liabilities                 65,691,448
                                     ------------
Net assets                           $374,945,305
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    312,333
Additional paid-in capital            335,050,446
                                     ------------
                                      335,362,779
Undistributed net investment income    16,512,675
Accumulated net realized gain on
  investments                           7,884,492
Net unrealized appreciation on
  investments                          15,185,359
                                     ------------
Net assets                           $374,945,305
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $166,803,294
                                     ============
Shares of capital stock outstanding    13,834,372
                                     ============
Net asset value per share
  outstanding                        $      12.06
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $208,142,011
                                     ============
Shares of capital stock outstanding    17,398,929
                                     ============
Net asset value per share
  outstanding                        $      11.96
                                     ============






M-130    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $ 6,071,749
                                      -----------
EXPENSES:
  Manager (See Note 3)                    883,881
  Distribution and service--Service
     Class (See Note 3)                   236,540
  Shareholder communication                47,019
  Professional fees                        41,113
  Custodian                                13,103
  Directors                                 6,302
  Miscellaneous                             9,163
                                      -----------
     Total expenses                     1,237,121
                                      -----------
Net investment income                   4,834,628
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments        2,780,098
Net change in unrealized
  appreciation (depreciation) on
  investments                           9,897,757
                                      -----------
Net realized and unrealized gain on
  investments                          12,677,855
                                      -----------
Net increase in net assets resulting
  from operations                     $17,512,483
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-131

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2009


                                      2010           2009
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $  4,834,628  $  11,654,575
 Net realized gain on
  investments and futures
  transactions                   2,780,098      5,127,945
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                    9,897,757    (11,691,678)
                              ---------------------------
 Net increase in net assets
  resulting from operations     17,512,483      5,090,842
                              ---------------------------
Dividends and distributions
 to shareholders:
 From net investment
  income:
    Initial Class                       --     (6,340,122)
    Service Class                       --     (6,522,185)
                              ---------------------------
                                        --    (12,862,307)
                              ---------------------------
 From net realized gain on
  investments:
    Initial Class                       --       (168,814)
    Service Class                       --       (183,586)
                              ---------------------------
                                        --       (352,400)
                              ---------------------------
 Total dividends and
  distributions to
  shareholders                          --    (13,214,707)
                              ---------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        51,682,920     64,572,878
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                     --     13,214,707
 Cost of shares redeemed       (44,217,477)  (143,278,348)
                              ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                7,465,443    (65,490,763)
                              ---------------------------
    Net increase (decrease)
     in net assets              24,977,926    (73,614,628)
NET ASSETS:
Beginning of period            349,967,379    423,582,007
                              ---------------------------
End of period                 $374,945,305  $ 349,967,379
                              ===========================
Undistributed net investment
 income at end of period      $ 16,512,675  $  11,678,047
                              ===========================






M-132    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-133

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                            INITIAL CLASS
                                     ------------------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED
                                      JUNE 30,                                  YEAR ENDED DECEMBER 31,
                                        2010*            2009            2008            2007            2006            2005

Net asset value at beginning of
  period                              $  11.47         $  11.72        $  11.02        $  10.85        $  10.53        $  10.63
                                      --------         --------        --------        --------        --------        --------
Net investment income (a)                 0.17             0.36            0.44            0.51            0.47            0.40
Net realized and unrealized gain
  (loss) on investments                   0.42            (0.17)           0.60            0.21           (0.04)          (0.15)
                                      --------         --------        --------        --------        --------        --------
Total from investment operations          0.59             0.19            1.04            0.72            0.43            0.25
                                      --------         --------        --------        --------        --------        --------
Less dividends and distributions:
  From net investment income                --            (0.43)          (0.34)          (0.55)          (0.11)          (0.35)
  From net realized gain on
     investments                            --            (0.01)             --              --              --              --
                                      --------         --------        --------        --------        --------        --------
Total dividends and distributions           --            (0.44)          (0.34)          (0.55)          (0.11)          (0.35)
                                      --------         --------        --------        --------        --------        --------
Net asset value at end of period      $  12.06         $  11.47        $  11.72        $  11.02        $  10.85        $  10.53
                                      ========         ========        ========        ========        ========        ========
Total investment return                   5.14%(b)(e)      1.61%           9.80%           6.69%           4.06%           2.38%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   2.87%++          3.12%           3.91%           4.61%           4.45%           3.75%
  Net expenses                            0.57%++          0.56%           0.57%           0.56%           0.57%           0.43%
  Expenses (before reimbursement)         0.57%++          0.56%           0.57%           0.56%           0.57%           0.56%
Portfolio turnover rate                     75%(d)          141%(d)          72%(d)          15%             83%(d)         171%(d)
Net assets at end of period (in
  000's)                              $166,803         $167,267        $206,744        $170,115        $189,235        $231,485




*    Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is not annualized.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total investment return would have been 2.23% and 1.97% for Initial Class shares and
     Service Class shares, respectively, for the year ended December 31, 2005.
(d)  The portfolio turnover rates not including mortgage dollar rolls are 13%, 24%,
     50%, 25% and 46% for the six-month period ended June 30, 2010 and the fiscal years ended December 31, 2009, 2008, 2006 and 2005, respectively.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-134    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                SERVICE CLASS
      -------------------------------------------------------------------------------------------------
      SIX MONTHS
         ENDED
       JUNE 30,                                      YEAR ENDED DECEMBER 31,
         2010*              2009              2008              2007             2006             2005

       $  11.40           $  11.66          $  10.97          $ 10.81          $ 10.50          $ 10.61
       --------           --------          --------          -------          -------          -------
           0.15               0.33              0.40             0.48             0.45             0.38
           0.41              (0.17)             0.62             0.20            (0.05)           (0.16)
       --------           --------          --------          -------          -------          -------
           0.56               0.16              1.02             0.68             0.40             0.22
       --------           --------          --------          -------          -------          -------

             --              (0.41)            (0.33)           (0.52)           (0.09)           (0.33)
             --              (0.01)               --               --               --               --
       --------           --------          --------          -------          -------          -------
             --              (0.42)            (0.33)           (0.52)           (0.09)           (0.33)
       --------           --------          --------          -------          -------          -------
       $  11.96           $  11.40          $  11.66          $ 10.97          $ 10.81          $ 10.50
       ========           ========          ========          =======          =======          =======
           4.91%(b)(e)        1.36%             9.53%            6.42%            3.80%            2.08%(c)

           2.62%++            2.87%             3.59%            4.36%            4.20%            3.50%
           0.82%++            0.81%             0.82%            0.81%            0.82%            0.68%
           0.82%++            0.81%             0.82%            0.81%            0.82%            0.81%
             75%(d)            141%(d)            72%(d)           15%              83%(d)          171%(d)
       $208,142           $182,700          $216,838          $89,533          $69,104          $58,267




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-135

MAINSTAY VP GROWTH ALLOCATION PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                      AS OF 6/30/10
--------------------------------------------------------------------------------

                                                            SINCE
AVERAGE ANNUAL                          SIX       ONE     INCEPTION
TOTAL RETURNS                         MONTHS     YEAR     (2/13/06)
-------------------------------------------------------------------
After Portfolio operating expenses    -7.49%    12.43%      -1.94%




(After Portfolio operating expenses)


(LINE GRAPH)

                 MAINSTAY VP                         MORGAN STANLEY
              GROWTH ALLOCATION    S&P 500(R)    CAPITAL INTERNATIONAL
                  PORTFOLIO           INDEX            EAFE INDEX
              -----------------    ----------    ---------------------
2/13/2006           10000             10000              10000
6/30/2006           10056             10099              10596
6/30/2007           12268             12178              13457
6/30/2008           11165             10581              12029
6/30/2009            8162              7807               8257
6/30/2010            9177              8933               8746



SERVICE CLASS                                                      AS OF 6/30/10
--------------------------------------------------------------------------------

                                                            SINCE
AVERAGE ANNUAL                          SIX       ONE     INCEPTION
TOTAL RETURNS                         MONTHS     YEAR     (2/13/06)
-------------------------------------------------------------------
After Portfolio operating expenses    -7.61%    12.15%      -2.19%




(After Portfolio operating expenses)


(LINE GRAPH)

                                              MAINSTAY VP                         MORGAN STANLEY
                                           GROWTH ALLOCATION    S&P 500(R)    CAPITAL INTERNATIONAL
                                               PORTFOLIO           INDEX            EAFE INDEX
                                           -----------------    ----------    ---------------------
2/13/2006                                        10000             10000              10000
6/30/2006                                        10047             10099              10596
6/30/2007                                        12226             12178              13457
6/30/2008                                        11099             10581              12029
6/30/2009                                         8092              7807               8257
6/30/2010                                         9076              8933               8746




                                                                                       SINCE
                                                                                     INCEPTION
BENCHMARK PERFORMANCE                                             SIX        ONE       OF THE
                                                                 MONTHS     YEAR     PORTFOLIO
S&P 500(R) Index(2)                                              -6.65%    14.43%      -2.54%
Morgan Stanley Capital International EAFE(R) Index(2)           -13.23      5.92       -3.01
Average Lipper Variable Products Multi-Cap Core Portfolio(3)     -6.10     14.89       -3.82






1. Performance figures reflect certain expense limitations, without which total returns may have been lower. For information on current expense limitations, please refer to the notes to the financial statements.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3. The Average Lipper Variable Products Multi-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500(R) Index. Lipper Inc. is an independent monitor of fund performance.


M-136    MainStay VP Growth Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP GROWTH ALLOCATION PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2010, to June 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2010, to June 30, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     1/1/10         6/30/10       PERIOD(1)         6/30/10        PERIOD(1)
INITIAL CLASS SHARES          $1,000.00        $925.10         $0.29          $1,024.50         $0.30
-------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES          $1,000.00        $923.90         $1.48          $1,023.30         $1.56
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.06% for Initial Class and 0.31% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


                                                mainstayinvestments.com    M-137

INVESTMENT OBJECTIVES OF UNDERLYING PORTFOLIOS/FUNDS AS OF JUNE 30, 2010 (UNAUDITED)

(COMPOSITION PIE CHART)

Growth of Capital                               58.1
Total Return                                    23.1
Capital Appreciation                            18.9
Other Assets, Less Liabilities                  (0.1)




 See Portfolio of Investments on page M-141 for specific holdings within these categories.



M-138    MainStay VP Growth Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY H. ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP GROWTH ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2010?

For the six months ended June 30, 2010, MainStay VP Growth Allocation Portfolio returned -7.49% for Initial Class shares and -7.61% for Service Class shares. Both share classes underperformed the -6.10% return of the average Lipper(1) Variable Products Multi-Cap Core Portfolio and the -6.65% return of the S&P 500(R) Index(1) for the six months ended June 30, 2010. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE FIRST SIX MONTHS OF 2010?

The Portfolio invests in other mutual funds referred to as Underlying Portfolios/Funds. The Underlying Portfolios/Funds may invest in domestic or international stocks at various capitalization levels. The Portfolio's primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These asset class differences accounted for some of the Portfolio's underperformance of its benchmark. Allowing for international stocks and smaller-capitalization holdings, the Portfolio's performance was modestly below expectations before fees and expenses. This was primarily attributable to weak returns from Underlying Portfolios/Funds that invested in growth stocks.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE PORTFOLIO'S ALLOCATIONS AMONG THE UNDERLYING PORTFOLIOS/FUNDS?

In managing the Portfolio, we considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers for the Underlying Portfolios/Funds. Generally speaking, we seek to invest in Underlying Portfolios/Funds that we believe have a track record of capable portfolio management, occupy attractively valued market segments and invest in fairly priced securities that enjoy strong price and earnings momentum. During the reporting period, these techniques were neither successful nor unsuccessful in the sense that they steered the Portfolio into investments in Underlying Portfolios/Funds that trailed the return of the S&P 500(R) Index modestly after adjusting for underlying Portfolio expenses and strategic allocation policy.

DURING THE REPORTING PERIOD, WERE THERE ANY CHANGES IN THE PORTFOLIO'S ALLOCATIONS AMONG UNDERLYING PORTFOLIOS/FUNDS?

The largest change reflected a gradual, protracted move away from large-cap growth-oriented Underlying Portfolios/Funds toward Underlying Portfolios/Funds with a more neutral style and a multicapitalization focus. Specifically, we reduced the Portfolio's positions in MainStay VP Large Cap Growth Portfolio, MainStay 130/30 Growth Fund and MainStay VP Growth Equity Portfolio and directed the proceeds primarily to MainStay Epoch U.S. All Cap Fund, MainStay VP U.S. Small Cap Portfolio and MainStay VP Mid Cap Core Portfolio. This migration helped the Portfolio's performance as value-oriented and small-capitalization stocks slightly outpaced growth-oriented and larger-capitalization stocks as the reporting period wore on. Exposure to growth-oriented securities has been cut substantially over the past two and a half years. At the end of the reporting period, the Portfolio was evenly positioned in growth- and value-oriented stocks.

WHICH UNDERLYING PORTFOLIOS/FUNDS HAD THE STRONGEST TOTAL RETURNS AND WHICH UNDERLYING PORTFOLIOS/FUNDS HAD THE WEAKEST TOTAL RETURNS?

Some of the best-performing Underlying Portfolios/Funds were those that reached the furthest down the capitalization spectrum, including MainStay VP Mid Cap Core Portfolio and MainStay VP U.S. Small Cap Portfolio. MainStay VP ICAP Select Equity Portfolio also posted a solid total return on the back of strong security selection. Most of the lowest total returns came from Underlying Portfolios/Funds that invest abroad, such as MainStay ICAP International Fund, MainStay 130/30 International Fund and MainStay VP International Equity Portfolio. These Underlying Equity Portfolios/Funds were hampered not only by comparatively weak returns overseas in local currencies but also by a strengthening U.S. dollar.


1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.


Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-139

WHICH UNDERLYING PORTFOLIOS/FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS DETRACTED THE MOST?

No Underlying Portfolios/Funds in which the Portfolio invested had a positive return during the reporting period, so none made a positive contribution. Nevertheless, the Portfolio's largest position, which was in MainStay VP Mid Cap Core Portfolio, was a strong contributor in the sense that its performance was better than that of other Underlying Portfolio/Fund holdings. The positions that detracted the least from the Portfolio's performance were those with the smallest weightings--namely, MainStay VP Growth Equity Portfolio and MainStay 130/30 Growth Fund. Underlying Portfolios/Funds that invested in international stocks detracted the most from the Portfolio's returns. Also detracting were Underlying Portfolios/Funds (other than MainStay VP Mid Cap Core Portfolio) that tended to have larger weightings--namely, MainStay 130/30 Core Fund and MainStay VP Large Cap Growth Portfolio.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Growth Allocation Portfolio on this page and the preceding pages has not been audited.

M-140    MainStay VP Growth Allocation Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2010 UNAUDITED



                                  SHARES         VALUE
AFFILIATED INVESTMENT COMPANIES 100.1%+
------------------------------------------------------

EQUITY FUNDS 100.1%
MainStay 130/30 Core
  Fund Class I (a)             3,652,063  $ 23,154,080
MainStay 130/30 Growth
  Fund Class I (a)(b)            138,378       949,270
MainStay 130/30 International
  Fund Class I (a)             2,402,931    13,288,208
MainStay Epoch Global Choice
  Fund Class I (a)               325,409     4,145,714
MainStay Epoch U.S. All Cap
  Fund Class I                   547,979    10,312,958
MainStay ICAP Equity
  Fund Class I                   566,682    16,881,443
MainStay ICAP International
  Fund Class I                   558,665    13,285,045
MainStay MAP Fund Class I        404,708    10,599,294
MainStay VP Common Stock
  Portfolio Initial Class        741,610     9,893,280
MainStay VP Growth Equity
  Portfolio Initial Class         20,967       411,660
MainStay VP ICAP Select
  Equity Portfolio Initial
  Class                        1,638,239    16,938,850
MainStay VP International
  Equity Portfolio Initial
  Class (a)                    1,199,707    13,235,826
MainStay VP Large Cap Growth
  Portfolio Initial Class
  (a)(b)                       1,489,201    17,231,792
MainStay VP Mid Cap Core
  Portfolio Initial Class (a)  4,346,931    40,762,468
MainStay VP U.S. Small Cap
  Portfolio Initial Class
  (a)(b)                       1,919,933    13,761,814
                                          ------------
Total Investments
  (Cost $221,943,744) (c)          100.1%  204,851,702
Other Assets, Less
  Liabilities                       (0.1)     (154,505)
                               ---------  ------------

Net Assets                         100.0% $204,697,197
                               =========  ============





+    Percentages indicated are based on
     Portfolio net assets.
(a)  The Portfolio's ownership exceeds 5% of
     the outstanding shares of the Underlying
     Portfolio's/Fund's share class.
(b)  Non-income producing Underlying
     Portfolio/Fund.
(c)  At June 30, 2010, cost is $225,862,218
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  2,901,445
Gross unrealized depreciation       (23,911,961)
                                   ------------
Net unrealized depreciation        $(21,010,516)
                                   ============



The following is a summary of the fair valuations according to the inputs used as of June 30, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities
  Affiliated Investment Companies--Equity
  Funds                                        $204,851,702     $     --      $     --  $204,851,702
                                               ------------     --------      --------  ------------
Total Investments in Securities                $204,851,702     $     --      $     --  $204,851,702
                                               ============     ========      ========  ============




At June 30, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-141

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2010 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $221,943,744)                 $204,851,702
Cash                                      205,157
Receivables:
  Fund shares sold                         79,487
Other assets                                1,763
                                     ------------
     Total assets                     205,138,109
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased         205,157
  Fund shares redeemed                    158,066
  NYLIFE Distributors (See Note 3)         38,667
  Shareholder communication                20,508
  Professional fees                        15,742
  Directors                                   789
  Custodian                                   651
Accrued expenses                            1,332
                                     ------------
     Total liabilities                    440,912
                                     ------------
Net assets                           $204,697,197
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    256,951
Additional paid-in capital            264,079,343
                                     ------------
                                      264,336,294
Undistributed net investment income     2,366,085
Accumulated net realized loss on
  investments                         (44,913,140)
Net unrealized depreciation on
  investments                         (17,092,042)
                                     ------------
Net assets                           $204,697,197
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 23,841,200
                                     ============
Shares of capital stock outstanding     2,982,395
                                     ============
Net asset value per share
  outstanding                        $       7.99
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $180,855,997
                                     ============
Shares of capital stock outstanding    22,712,741
                                     ============
Net asset value per share
  outstanding                        $       7.96
                                     ============






M-142    MainStay VP Growth Allocation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment
     companies                       $    376,167
                                     ------------
EXPENSES:
  Distribution and service--Service
     Class (See Note 3)                   238,742
  Shareholder communication                27,331
  Professional fees                        25,386
  Custodian                                 4,841
  Directors                                 3,770
  Miscellaneous                             4,348
                                     ------------
     Total expenses                       304,418
                                     ------------
Net investment income                      71,749
                                     ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on affiliated
  investment company transactions      (3,098,233)
Net change in unrealized
  appreciation (depreciation) on
  investments                         (13,876,840)
                                     ------------
Net realized and unrealized loss on
  investments                         (16,975,073)
                                     ------------
Net decrease in net assets
  resulting from operations          $(16,903,324)
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-143

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2009


                                      2010          2009
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $     71,749  $  2,294,355
 Net realized loss on
  investments from
  affiliated investment
  company transactions          (3,098,233)  (36,152,506)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                  (13,876,840)   79,285,564
                              --------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                   (16,903,324)   45,427,413
                              --------------------------
Dividends and distributions
 to shareholders:
 From net investment
  income:
    Initial Class                       --      (493,803)
    Service Class                       --    (3,337,200)
                              --------------------------
                                        --    (3,831,003)
                              --------------------------
 From net realized gain on
  investments:
    Initial Class                       --      (405,537)
    Service Class                       --    (3,070,349)
                              --------------------------
                                        --    (3,475,886)
                              --------------------------
 Total dividends and
  distributions to
  shareholders                          --    (7,306,889)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        21,723,972    34,962,763
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                     --     7,306,889
 Cost of shares redeemed       (11,740,611)  (19,453,418)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions          9,983,361    22,816,234
                              --------------------------
    Net increase (decrease)
     in net assets              (6,919,963)   60,936,758
NET ASSETS:
Beginning of period            211,617,160   150,680,402
                              --------------------------
End of period                 $204,697,197  $211,617,160
                              ==========================
Undistributed net investment
 income at end of period      $  2,366,085  $  2,294,336
                              ==========================






M-144    MainStay VP Growth Allocation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-145

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                     INITIAL CLASS
                                     ----------------------------------------------------------------------------
                                                                                                     FEBRUARY 13,
                                     SIX MONTHS                                                         2006**
                                        ENDED                                                          THROUGH
                                      JUNE 30,                YEAR ENDED DECEMBER 31,               DECEMBER 31,
                                        2010*            2009           2008           2007              2006
Net asset value at beginning of
  period                               $  8.64         $  7.02        $ 11.69        $ 11.10            $10.00
                                       -------         -------        -------        -------            ------
Net investment income                     0.01            0.12 (a)       0.11(a)        0.07              0.08 (a)
Net realized and unrealized gain
  (loss) on investments                  (0.66)           1.83          (4.50)          1.11              1.17
                                       -------         -------        -------        -------            ------
Total from investment operations         (0.65)           1.95          (4.39)          1.18              1.25
                                       -------         -------        -------        -------            ------
Less dividends and distributions:
  From net investment income                --           (0.18)         (0.07)         (0.14)            (0.08)
  From net realized gain on
     investments                            --           (0.15)         (0.21)         (0.45)            (0.07)
                                       -------         -------        -------        -------            ------
Total dividends and distributions           --           (0.33)         (0.28)         (0.59)            (0.15)
                                       -------         -------        -------        -------            ------
Net asset value at end of period       $  7.99         $  8.64        $  7.02        $ 11.69            $11.10
                                       =======         =======        =======        =======            ======
Total investment return                  (7.52%)(b)(c)   28.04%        (37.58%)        10.41%            12.42%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   0.29% ++        1.56%          1.14%          0.75%             0.90%++
  Net expenses (d)                        0.06% ++        0.06%          0.07%          0.07%             0.24%++
  Expenses (before reimbursement)
     (d)                                  0.06% ++        0.06%          0.07%          0.09%             0.24%++
Portfolio turnover rate                     23%             47%            42%            16%               61%
Net assets at end of period (in
  000's)                               $23,841         $24,774        $15,699        $17,160            $7,312




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is not annualized.
(c)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)  In addition to the fees and expenses which the Portfolio bears directly, the
     Portfolio indirectly bears a pro-rata share of the fees and expenses of the
     Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.





M-146    MainStay VP Growth Allocation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                           SERVICE CLASS
      ---------------------------------------------------------------------------------------
                                                                                 FEBRUARY 13,
      SIX MONTHS                                                                    2006**
         ENDED                                                                     THROUGH
       JUNE 30,                      YEAR ENDED DECEMBER 31,                    DECEMBER 31,
         2010*              2009              2008              2007                 2006

       $   8.62           $   7.00          $  11.67          $  11.08             $ 10.00
       --------           --------          --------          --------             -------
           0.00 ++            0.10 (a)          0.09 (a)          0.05                0.07 (a)
          (0.66)              1.83             (4.50)             1.10                1.15
       --------           --------          --------          --------             -------
          (0.66)              1.93             (4.41)             1.15                1.22
       --------           --------          --------          --------             -------

             --              (0.16)            (0.05)            (0.11)              (0.07)
             --              (0.15)            (0.21)            (0.45)              (0.07)
       --------           --------          --------          --------             -------
             --              (0.31)            (0.26)            (0.56)              (0.14)
       --------           --------          --------          --------             -------
       $   7.96           $   8.62          $   7.00          $  11.67             $ 11.08
       ========           ========          ========          ========             =======
          (7.66%)(b)(c)      27.72%           (37.75%)           10.14%              12.18%(b)

           0.04% ++           1.29%             0.90%             0.52%               0.72%++
           0.31% ++           0.31%             0.32%             0.32%               0.49%++
           0.31% ++           0.31%             0.32%             0.34%               0.49%++
             23%                47%               42%               16%                 61%
       $180,856           $186,844          $134,981          $168,639             $74,594




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-147

MAINSTAY VP GROWTH EQUITY PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.

INITIAL CLASS                                                     AS OF 6/30/10
--------------------------------------------------------------------------------

AVERAGE ANNUAL       SIX       ONE       FIVE         TEN
TOTAL RETURNS       MONTHS     YEAR    YEARS(1)    YEARS(1)
-----------------------------------------------------------
After Portfolio
  operating
  expenses         -10.93%    8.55%     -1.46%      -5.46%




(With sales charges)


(LINE GRAPH)

               MAINSTAY VP
              GROWTH EQUITY    RUSSELL 1000(R)    S&P 500(R)
                PORTFOLIO        GROWTH INDEX        INDEX
              -------------    ---------------    ----------
06/30/00         10000.00          10000.00        10000.00
06/30/01          7238.00           6383.00         8517.00
06/30/02          5458.00           4692.00         6985.00
06/30/03          5123.00           4830.00         7002.00
06/30/04          5953.00           5693.00         8341.00
06/30/05          6136.00           5789.00         8868.00
06/30/06          6597.00           6143.00         9633.00
06/30/07          7718.00           7313.00        11617.00
06/30/08          7073.00           6878.00        10093.00
06/30/09          5253.00           5192.00         7447.00
06/30/10          5702.00           5900.00         8521.00



SERVICE CLASS(2)                                                  AS OF 6/30/10
--------------------------------------------------------------------------------

AVERAGE ANNUAL       SIX       ONE       FIVE         TEN
TOTAL RETURNS       MONTHS     YEAR    YEARS(1)    YEARS(1)
-----------------------------------------------------------
After Portfolio
  operating
  expenses         -11.04%    8.28%     -1.71%      -5.70%




(With sales charges)


(LINE GRAPH)

                                                     MAINSTAY VP
                                                    GROWTH EQUITY    RUSSELL 1000(R)    S&P 500(R)
                                                      PORTFOLIO        GROWTH INDEX        INDEX
                                                    -------------    ---------------    ----------
06/30/00                                               10000.00          10000.00        10000.00
06/30/01                                                7219.00           6383.00         8517.00
06/30/02                                                5431.00           4692.00         6985.00
06/30/03                                                5084.00           4830.00         7002.00
06/30/04                                                5894.00           5693.00         8341.00
06/30/05                                                6060.00           5789.00         8868.00
06/30/06                                                6497.00           6143.00         9633.00
06/30/07                                                7581.00           7313.00        11617.00
06/30/08                                                6931.00           6878.00        10093.00
06/30/09                                                5134.00           5192.00         7447.00
06/30/10                                                5559.00           5900.00         8521.00




 BENCHMARK PERFORMANCE                        SIX           ONE          FIVE           TEN
                                            MONTHS         YEAR          YEARS         YEARS
Russell 1000(R) Growth Index(3)              -7.65%        13.62%         0.38%        -5.14%
S&P 500(R) Index(3)                          -6.65         14.43         -0.79         -1.59
Average Lipper Variable Products Large-
  Cap Growth Portfolio(4)                    -8.70         12.38         -0.30         -4.16






1. Performance figures shown for the five-year and ten-year periods ended June 30, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the average annual total returns would have been -1.50% and -5.49% for Initial Class shares and -1.75% and -5.72% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. diversified equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500(R) index. Lipper Inc. is an independent monitor of fund performance.


M-148    MainStay VP Growth Equity Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP GROWTH EQUITY PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2010, to June 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2010, to June 30, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     1/1/10         6/30/10       PERIOD(1)         6/30/10        PERIOD(1)
INITIAL CLASS SHARES          $1,000.00        $890.70         $3.14          $1,021.50         $3.36
-------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES          $1,000.00        $889.60         $4.31          $1,020.20         $4.61
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.67% for Initial Class and 0.92% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-149

INDUSTRY COMPOSITION AS OF JUNE 30, 2010 (UNAUDITED)


Computers & Peripherals                 10.5%
Software                                 7.0
Health Care Providers & Services         5.1
IT Services                              5.1
Communications Equipment                 5.0
Machinery                                4.5
Oil, Gas & Consumable Fuels              4.3
Pharmaceuticals                          4.3
Hotels, Restaurants & Leisure            4.0
Semiconductors & Semiconductor
  Equipment                              3.8
Internet Software & Services             3.6
Biotechnology                            3.5
Exchange Traded Funds                    3.4
Food & Staples Retailing                 3.4
Aerospace & Defense                      3.2
Energy Equipment & Services              2.9
Beverages                                2.6
Consumer Finance                         2.1
Internet & Catalog Retail                2.0
Textiles, Apparel & Luxury Goods         1.7
Chemicals                                1.6
Multiline Retail                         1.6
Road & Rail                              1.3
Wireless Telecommunication Services      1.3
Household Products                       1.2
Leisure Equipment & Products             1.2
Food Products                            1.1
Life Sciences Tools & Services           1.1
Diversified Financial Services           1.0
Specialty Retail                         0.9
Health Care Equipment & Supplies         0.8
Industrial Conglomerates                 0.7
Metals & Mining                          0.7
Airlines                                 0.5
Media                                    0.5
Capital Markets                          0.4
Construction & Engineering               0.4
Household Durables                       0.4
Auto Components                          0.2
Short-Term Investment                    1.5
Other Assets, Less Liabilities          -0.4
                                       -----
                                       100.0%
                                       =====



 See Portfolio of Investments beginning on page M-152 for specific holdings within these categories.


TOP TEN HOLDINGS AS OF JUNE 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  Apple, Inc.
    2.  Microsoft Corp.
    3.  Hewlett-Packard Co.
    4.  S&P 500 Index-SPDR Trust Series 1
    5.  McDonald's Corp.
    6.  International Business Machines Corp.
    7.  PepsiCo, Inc.
    8.  Schlumberger, Ltd.
    9.  Abbott Laboratories
   10.  Oracle Corp.





M-150    MainStay VP Growth Equity Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY HARISH KUMAR, CFA, OF MADISON SQUARE INVESTORS LLC, THE PORTFOLIO'S SUBADVISOR.
HOW DID MAINSTAY VP GROWTH EQUITY PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2010?

For the six months ended June 30, 2010, MainStay VP Growth Equity Portfolio returned -10.93% for Initial Class shares and -11.04% for Service Class shares. Both share classes underperformed the -8.70% return of the average Lipper(1) Variable Products Large-Cap Growth Portfolio and the -7.65% return of the Rus-sell 1000(R) Growth Index(1) for the six months ended June 30, 2010. The Russell 1000(R) Growth Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Portfolio's underperformance relative to the Russell 1000(R) Growth Index and its average Lipper peer Portfolio resulted primarily from stock selection in the information technology and health care sectors.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES WERE STRONG CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH INDUSTRIES DETRACTED THE MOST?

During the six months ended June 30, 2010, the industries that made the strongest positive contributions to the Portfolio's absolute performance were road & rail, specialty retail and media.

Over the same period, the industries that made the weakest contributions to the Portfolio's absolute performance were software, communications equipment and Internet software & services.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH STOCKS WERE PARTICULARLY WEAK?

During the reporting period, the stocks that made the strongest individual contributions to the Portfolio's absolute performance were computer & peripherals company Apple, road & rail company Union Pacific, and restaurant company McDonald's. On the basis of absolute performance, major detractors included software company Microsoft, communications equipment company QUALCOMM and Internet software & services provider Google.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the reporting period, the Portfolio initiated new positions in sports apparel company NIKE and aerospace & defense company Rockwell Collins. Significant sales included specialty retailer Urban Outfitters and pharmaceuticals company Mylan.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, the Portfolio's weightings relative to the Russell 1000(R) Growth Index increased in the consumer discretionary and health care sectors and decreased in the industrials and financials sectors.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF JUNE, AND HOW DID THIS POSITIONING AFFECT THE PORTFOLIO'S PERFORMANCE?

As of June 30, 2010, the Portfolio held overweight positions relative to the Russell 1000(R) Growth Index in the health care and telecommunication services sectors. The overweight position in health care hurt the Portfolio's relative performance during the reporting period, while the overweight position in telecommunication services helped the Portfolio's relative performance.

As of the same date, the Portfolio held underweight positions relative to the benchmark in materials and consumer staples sectors. Both of these underweight positions helped the Portfolio's relative performance during the reporting period.


1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.



The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Information about MainStay VP Growth Equity Portfolio on this page and the preceding pages has not been audited.

                                                mainstayinvestments.com    M-151

PORTFOLIO OF INVESTMENTS JUNE 30, 2010 UNAUDITED



                                   SHARES         VALUE
COMMON STOCKS 95.5%+
-------------------------------------------------------

AEROSPACE & DEFENSE 3.2%
Boeing Co. (The)                   75,477  $  4,736,182
General Dynamics Corp.             64,070     3,751,939
Rockwell Collins, Inc.             79,298     4,213,103
                                           ------------
                                             12,701,224
                                           ------------

AIRLINES 0.5%
AMR Corp. (a)                     269,566     1,827,658
                                           ------------


AUTO COMPONENTS 0.2%
TRW Automotive Holdings Corp.
  (a)                              33,949       935,974
                                           ------------


BEVERAGES 2.6%
V  PepsiCo, Inc.                  165,177    10,067,538
                                           ------------


BIOTECHNOLOGY 3.5%
Amgen, Inc. (a)                    73,332     3,857,263
Celgene Corp. (a)                  87,124     4,427,642
Gilead Sciences, Inc. (a)         163,403     5,601,455
                                           ------------
                                             13,886,360
                                           ------------

CAPITAL MARKETS 0.4%
Ameriprise Financial, Inc.         39,453     1,425,437
                                           ------------


CHEMICALS 1.6%
E.I. du Pont de Nemours & Co.      74,442     2,574,949
Praxair, Inc.                      48,079     3,653,523
                                           ------------
                                              6,228,472
                                           ------------

COMMUNICATIONS EQUIPMENT 5.0%
Cisco Systems, Inc. (a)           418,561     8,919,535
Juniper Networks, Inc. (a)        185,449     4,231,946
QUALCOMM, Inc.                    197,905     6,499,200
                                           ------------
                                             19,650,681
                                           ------------

COMPUTERS & PERIPHERALS 10.5%
V  Apple, Inc. (a)                 78,230    19,677,192
Dell, Inc. (a)                    251,842     3,037,214
EMC Corp. (a)                     353,084     6,461,437
V  Hewlett-Packard Co.            275,674    11,931,171
                                           ------------
                                             41,107,014
                                           ------------

CONSTRUCTION & ENGINEERING 0.4%
URS Corp. (a)                      41,816     1,645,460
                                           ------------


CONSUMER FINANCE 2.1%
American Express Co.              130,400     5,176,880
Capital One Financial Corp.        81,306     3,276,632
                                           ------------
                                              8,453,512
                                           ------------

DIVERSIFIED FINANCIAL SERVICES 1.0%
JPMorgan Chase & Co.              111,143     4,068,945
                                           ------------


ENERGY EQUIPMENT & SERVICES 2.9%
Dresser-Rand Group, Inc. (a)       42,441     1,339,014
V  Schlumberger, Ltd.             181,322    10,034,359
                                           ------------
                                             11,373,373
                                           ------------

FOOD & STAPLES RETAILING 3.4%
Costco Wholesale Corp.             91,574     5,021,002
Wal-Mart Stores, Inc.             173,223     8,326,830
                                           ------------
                                             13,347,832
                                           ------------

FOOD PRODUCTS 1.1%
General Mills, Inc.               119,810     4,255,651
                                           ------------


HEALTH CARE EQUIPMENT & SUPPLIES 0.8%
Hospira, Inc. (a)                  56,641     3,254,026
                                           ------------


HEALTH CARE PROVIDERS & SERVICES 5.1%
AmerisourceBergen Corp.           175,203     5,562,695
DaVita, Inc. (a)                   54,599     3,409,162
Medco Health Solutions, Inc.
  (a)                             119,562     6,585,475
UnitedHealth Group, Inc.          163,375     4,639,850
                                           ------------
                                             20,197,182
                                           ------------

HOTELS, RESTAURANTS & LEISURE 4.0%
V  McDonald's Corp.               173,290    11,414,612
Starwood Hotels & Resorts
  Worldwide, Inc.                 103,142     4,273,173
                                           ------------
                                             15,687,785
                                           ------------

HOUSEHOLD DURABLES 0.4%
Fortune Brands, Inc.               43,657     1,710,481
                                           ------------


HOUSEHOLD PRODUCTS 1.2%
Procter & Gamble Co. (The)         79,748     4,783,285
                                           ------------


INDUSTRIAL CONGLOMERATES 0.7%
Tyco International, Ltd.           74,871     2,637,705
                                           ------------




+  Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, as of June 30, 2010, excluding short-term investment. May be subject to change daily.

M-152    MainStay VP Growth Equity Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
INTERNET & CATALOG RETAIL 2.0%
Amazon.com, Inc. (a)               52,867  $  5,776,249
Priceline.com, Inc. (a)            11,791     2,081,583
                                           ------------
                                              7,857,832
                                           ------------

INTERNET SOFTWARE & SERVICES 3.6%
Google, Inc. Class A (a)           21,199     9,432,495
Yahoo!, Inc. (a)                  348,786     4,823,710
                                           ------------
                                             14,256,205
                                           ------------

IT SERVICES 5.1%
Accenture PLC Class A              67,526     2,609,880
Cognizant Technology
  Solutions Corp. Class A (a)      94,284     4,719,857
V  International Business
  Machines Corp.                   85,991    10,618,168
MasterCard, Inc. Class A            9,658     1,927,061
                                           ------------
                                             19,874,966
                                           ------------

LEISURE EQUIPMENT & PRODUCTS 1.2%
Mattel, Inc.                      223,804     4,735,693
                                           ------------


LIFE SCIENCES TOOLS & SERVICES 1.1%
Thermo Fisher Scientific,
  Inc. (a)                         88,264     4,329,349
                                           ------------


MACHINERY 4.5%
Cummins, Inc.                      84,662     5,514,036
Danaher Corp.                     123,912     4,599,613
Deere & Co.                        49,359     2,748,309
Ingersoll-Rand PLC                 60,906     2,100,648
Joy Global, Inc.                   54,929     2,751,394
                                           ------------
                                             17,714,000
                                           ------------

MEDIA 0.5%
Discovery Communications,
  Inc. Class A (a)                 33,009     1,178,751
News Corp. Class A                 77,388       925,561
                                           ------------
                                              2,104,312
                                           ------------

METALS & MINING 0.7%
Freeport-McMoRan Copper &
  Gold, Inc.                       48,724     2,881,050
                                           ------------


MULTILINE RETAIL 1.6%
Target Corp.                      124,961     6,144,332
                                           ------------


OIL, GAS & CONSUMABLE FUELS 4.3%
Alpha Natural Resources, Inc.
  (a)                              74,821     2,534,187
EOG Resources, Inc.                35,047     3,447,573
ExxonMobil Corp.                   44,483     2,538,645
Occidental Petroleum Corp.         63,831     4,924,562
Southwestern Energy Co. (a)        88,795     3,431,039
                                           ------------
                                             16,876,006
                                           ------------

PHARMACEUTICALS 4.3%
V  Abbott Laboratories            208,635     9,759,946
Johnson & Johnson                  63,648     3,759,051
Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (b)                          65,571     3,409,036
                                           ------------
                                             16,928,033
                                           ------------

ROAD & RAIL 1.3%
Union Pacific Corp.                74,333     5,166,887
                                           ------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.8%
Broadcom Corp. Class A            135,186     4,457,082
Intel Corp.                       306,168     5,954,968
Texas Instruments, Inc.           195,697     4,555,826
                                           ------------
                                             14,967,876
                                           ------------

SOFTWARE 7.0%
Intuit, Inc. (a)                  124,934     4,343,955
V  Microsoft Corp.                582,477    13,402,796
V  Oracle Corp.                   452,835     9,717,839
                                           ------------
                                             27,464,590
                                           ------------

SPECIALTY RETAIL 0.9%
O'Reilly Automotive, Inc. (a)      72,014     3,424,986
                                           ------------


TEXTILES, APPAREL & LUXURY GOODS 1.7%
NIKE, Inc. Class B                 96,533     6,520,804
                                           ------------


WIRELESS TELECOMMUNICATION SERVICES 1.3%
American Tower Corp. Class A
  (a)                             114,582     5,098,899
                                           ------------
Total Common Stocks
  (Cost $384,875,723)                       375,591,415
                                           ------------


EXCHANGE TRADED FUNDS 3.4% (C)
-------------------------------------------------------

iShares Russell 1000 Growth
  Index Fund                       32,336     1,482,282
V  S&P 500 Index-SPDR Trust
  Series 1                        115,079    11,878,454
                                           ------------
Total Exchange Traded Funds
  (Cost $15,106,711)                         13,360,736
                                           ------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-153

                                PRINCIPAL
                                   AMOUNT         VALUE

SHORT-TERM INVESTMENT 1.5%
-------------------------------------------------------

REPURCHASE AGREEMENT 1.5%
State Street Bank and Trust
  Co.
  0.00%, dated 6/30/10
  due 7/1/10
  Proceeds at Maturity
  $5,764,752 (Collateralized
  by a United States
  Treasury Note with a rate
  of 3.125% and a maturity
  date of 4/30/17, with a
  Principal Amount of
  $5,595,000 and a Market
  Value of $5,880,905)         $5,764,752  $  5,764,752
                                           ------------
Total Short-Term Investment
  (Cost $5,764,752)                           5,764,752
                                           ------------
Total Investments
  (Cost $405,747,186) (d)           100.4%  394,716,903
Other Assets, Less
  Liabilities                        (0.4)   (1,396,002)
                               ----------  ------------

Net Assets                          100.0% $393,320,901
                               ==========  ============





(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  Exchange Traded Fund--An investment
     vehicle that represents a basket of
     securities that is traded on an exchange.
(d)  At June 30, 2010, cost is $406,772,939
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $ 19,896,853
Gross unrealized depreciation       (31,952,889)
                                   ------------
Net unrealized depreciation        $(12,056,036)
                                   ============



The following is a summary of the fair valuations according to the inputs used as of June 30, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Common Stocks                                  $375,591,415   $       --      $     --  $375,591,415
Exchange Traded Funds                            13,360,736           --            --    13,360,736
Short-Term Investment
  Repurchase Agreement                                   --    5,764,752            --     5,764,752
                                               ------------   ----------      --------  ------------
Total Investments in Securities                $388,952,151   $5,764,752           $--  $394,716,903
                                               ============   ==========      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

At June 30, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


M-154    MainStay VP Growth Equity Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $405,747,186)     $394,716,903
Receivables:
  Investment securities sold            4,122,016
  Dividends and interest                  286,600
  Fund shares sold                         47,304
Other assets                                3,452
                                     ------------
     Total assets                     399,176,275
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased       5,342,619
  Manager (See Note 3)                    209,191
  Fund shares redeemed                    165,003
  Shareholder communication               100,330
  Professional fees                        23,818
  NYLIFE Distributors (See Note 3)          8,621
  Directors                                 1,772
  Custodian                                   356
Accrued expenses                            3,664
                                     ------------
     Total liabilities                  5,855,374
                                     ------------
Net assets                           $393,320,901
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    200,434
Additional paid-in capital            487,749,595
                                     ------------
                                      487,950,029
Undistributed net investment income     3,335,926
Accumulated net realized loss on
  investments                         (86,934,771)
Net unrealized depreciation on
  investments                         (11,030,283)
                                     ------------
Net assets                           $393,320,901
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $353,538,664
                                     ============
Shares of capital stock outstanding    18,006,960
                                     ============
Net asset value per share
  outstanding                        $      19.63
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 39,782,237
                                     ============
Shares of capital stock outstanding     2,036,472
                                     ============
Net asset value per share
  outstanding                        $      19.53
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-155

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  2,662,279
  Interest                                    370
                                     ------------
     Total income                       2,662,649
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,356,333
  Shareholder communication                64,332
  Distribution and service--Service
     Class (See Note 3)                    54,430
  Professional fees                        46,731
  Custodian                                 8,632
  Directors                                 8,095
  Miscellaneous                            10,141
                                     ------------
     Total expenses                     1,548,694
                                     ------------
Net investment income                   1,113,955
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments       12,637,617
Net change in unrealized
  appreciation (depreciation) on
  investments                         (62,532,283)
                                     ------------
Net realized and unrealized loss on
  investments                         (49,894,666)
                                     ------------
Net decrease in net assets
  resulting from operations          $(48,780,711)
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $6,579.


M-156    MainStay VP Growth Equity Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2009


                                      2010          2009
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $  1,113,955  $  2,221,836
 Net realized gain (loss)
  on investments and
  foreign currency
  transactions                  12,637,617   (10,348,982)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                  (62,532,283)  129,367,301
                              --------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                   (48,780,711)  121,240,155
                              --------------------------
Dividends to shareholders:
 From net investment
  income:
    Initial Class                       --    (2,207,215)
    Service Class                       --      (104,825)
                              --------------------------
 Total dividends to
 shareholders                           --    (2,312,040)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                         8,761,280    14,743,786
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends             --     2,312,040
 Cost of shares redeemed       (34,172,652)  (55,110,983)
                              --------------------------
  Decrease in net assets
    derived from capital
    share transactions         (25,411,372)  (38,055,157)
                              --------------------------
  Net increase (decrease)
    in net assets              (74,192,083)   80,872,958
NET ASSETS:
Beginning of period            467,512,984   386,640,026
                              --------------------------
End of period                 $393,320,901  $467,512,984
                              ==========================
Undistributed net investment
 income at end of period      $  3,335,926  $  2,221,971
                              ==========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-157

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                            INITIAL CLASS
                                     ------------------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED
                                      JUNE 30,                                  YEAR ENDED DECEMBER 31,
                                        2010*            2009            2008            2007            2006            2005
Net asset value at beginning of
  period                              $  22.04         $  16.52        $  27.23        $  24.26        $  23.31        $  21.51
                                      --------         --------        --------        --------        --------        --------
Net investment income                     0.07             0.12            0.10 (a)        0.13            0.05            0.07 (a)
Net realized and unrealized gain
  (loss) on investments                  (2.48)            5.51          (10.68)           2.88            0.99            1.73
                                      --------         --------        --------        --------        --------        --------
Total from investment operations         (2.41)            5.63          (10.58)           3.01            1.04            1.80
                                      --------         --------        --------        --------        --------        --------
Less dividends:
  From net investment income                --            (0.11)          (0.13)          (0.04)          (0.09)          (0.00)++
                                      --------         --------        --------        --------        --------        --------
Net asset value at end of period      $  19.63         $  22.04        $  16.52        $  27.23        $  24.26        $  23.31
                                      ========         ========        ========        ========        ========        ========
Total investment return                 (10.93%)(c)       34.18%         (38.87%)         12.39%           4.45%           8.41%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   0.53% ++         0.57%           0.43%           0.40%           0.13%           0.33%
  Net expenses                            0.67% ++         0.68%           0.64%           0.60%           0.62%           0.37%
  Expenses (before waiver)                0.67% ++         0.68%           0.64%           0.60%           0.62%           0.60%
Portfolio turnover rate                     74%             157%             54%             85%             28%             22%
Net assets at end of period (in
  000's)                              $353,539         $423,086        $350,412        $681,500        $738,278        $835,933




*    Unaudited.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total investment return would have been 8.16% and 7.88% for Initial Class shares and
     Service Class shares, respectively, for the year ended December 31, 2005.
(c)  Total investment return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.




M-158    MainStay VP Growth Equity Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                         SERVICE CLASS
-----------------------------------------------------------------------------------------------
SIX MONTHS
   ENDED
 JUNE 30,                                     YEAR ENDED DECEMBER 31,
   2010*              2009             2008             2007             2006             2005

   $ 21.96          $ 16.45          $ 27.07          $ 24.14          $ 23.21          $ 21.47
   -------          -------          -------          -------          -------          -------
      0.03             0.05             0.04 (a)         0.04            (0.03)            0.02 (a)
     (2.46)            5.51           (10.60)            2.89             1.00             1.72
   -------          -------          -------          -------          -------          -------
     (2.43)            5.56           (10.56)            2.93             0.97             1.74
   -------          -------          -------          -------          -------          -------


        --            (0.05)           (0.06)              --            (0.04)              --
   -------          -------          -------          -------          -------          -------
   $ 19.53          $ 21.96          $ 16.45          $ 27.07          $ 24.14          $ 23.21
   =======          =======          =======          =======          =======          =======
    (11.07%)(c)(d)    33.85%          (39.03%)          12.11%            4.19%            8.10%(b)

      0.28% ++         0.32%            0.18%            0.15%           (0.12%)           0.08%
      0.92% ++         0.93%            0.89%            0.85%            0.87%            0.62%
      0.92% ++         0.93%            0.89%            0.85%            0.87%            0.85%
        74%             157%              54%              85%              28%              22%
   $39,782          $44,427          $36,228          $64,887          $60,806          $58,556




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-159

MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/10
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             4.25%         21.51%        5.92%         7.31%




(After Portfolio operating expenses)


(LINE GRAPH)

                MAINSTAY VP
                HIGH YIELD      CREDIT SUISSE
              CORPORATE BOND      HIGH YIELD
                 PORTFOLIO          INDEX
              --------------    -------------
06/30/00         10000.00          10000.00
06/30/01          9494.00           9969.00
06/30/02          9690.00          10130.00
06/30/03         11953.00          12234.00
06/30/04         13831.00          13670.00
06/30/05         15196.00          15051.00
06/30/06         16156.00          15807.00
06/30/07         17998.00          17722.00
06/30/08         17642.00          17346.00
06/30/09         16672.00          16479.00
06/30/10         20258.00          20914.00



SERVICE CLASS(2)                                                  AS OF 6/30/10
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             4.12%         21.21%        5.65%         7.05%




(After Portfolio operating expenses)


(LINE GRAPH)

                                                     MAINSTAY VP
                                                     HIGH YIELD      CREDIT SUISSE
                                                   CORPORATE BOND      HIGH YIELD
                                                      PORTFOLIO          INDEX
                                                   --------------    -------------
06/30/00                                              10000.00          10000.00
06/30/01                                               9473.00           9969.00
06/30/02                                               9646.00          10130.00
06/30/03                                              11873.00          12234.00
06/30/04                                              13705.00          13670.00
06/30/05                                              15020.00          15051.00
06/30/06                                              15925.00          15807.00
06/30/07                                              17696.00          17722.00
06/30/08                                              17303.00          17346.00
06/30/09                                              16312.00          16479.00
06/30/10                                              19772.00          20914.00




BENCHMARK PERFORMANCE                         SIX           ONE          FIVE           TEN
                                            MONTHS         YEAR          YEARS         YEARS
Credit Suisse High Yield Index(3)            4.69%         26.92%        6.80%         7.66%
Average Lipper Variable Products High
Current Yield Portfolio(4)                   3.38          22.70         4.79          4.98






1. Performance figures shown for the five-year and ten-year periods ended June 30, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the average annual total returns would have been 5.90% and 7.30% for Initial Class shares and 5.63% and 7.04% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The Average Lipper Variable Products High Current Yield Portfolio is representative of portfolios that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Lipper Inc. is an independent monitor of fund performance.


M-160    MainStay VP High Yield Corporate Bond Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2010, to June 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2010, to June 30, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     1/1/10         6/30/10       PERIOD(1)         6/30/10        PERIOD(1)
INITIAL CLASS SHARES          $1,000.00       $1,042.50        $3.14          $1,021.70         $3.11
-------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES          $1,000.00       $1,041.20        $4.40          $1,020.50         $4.36
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.62% for Initial Class and 0.87% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-161

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010 (UNAUDITED)

                             (COMPOSITION PIE CHART)

 See Portfolio of Investments beginning on page M-165 for specific holdings within these categories.


++ Less than one-tenth of a percent.

TOP TEN ISSUERS HELD AS OF JUNE 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  Ford Motor Credit Co. LLC, 5.787%-12.00%, due
        6/15/11-1/15/20
    2.  HCA, Inc., 2.033%-9.875%, due 9/1/10-4/15/19
    3.  Georgia-Pacific Corp., 7.00%-8.875%, due 5/15/11-5/15/31
    4.  GMAC, Inc., 6.75%-8.30%, due 3/2/11-11/1/31
    5.  Intelsat Subsidiary Holding Co., Ltd., 8.50%-8.875%, due
        1/15/13-1/15/15
    6.  Charter Communications Operating LLC, 2.35%-8.00%, due
        4/30/12-9/6/16
    7.  Phibro Animal Health Corp., 9.25%-13.00%, due 8/1/13-7/1/18
    8.  Reliant Energy, Inc., 7.625%-7.875%, due 6/15/14-6/15/17
    9.  Nova Chemicals Corp., 3.748%-8.375%, due 1/15/12-11/1/16
   10.  Community Health Systems, Inc., 2.788%-8.875%, due
        7/25/14-7/15/15





M-162    MainStay VP High Yield Corporate Bond Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY J. MATTHEW PHILO, CFA, OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2010?

For the six months ended June 30, 2010, MainStay VP High Yield Corporate Bond Portfolio returned 4.25% for Initial Class shares and 4.12% for Service Class shares. Both share classes outperformed the 3.38% return of the average Lipper(1) Variable Products High Current Yield Portfolio but underperformed the 4.69% return of the Credit Suisse High Yield Index(1) for the six months ended June 30, 2010. The Credit Suisse High Yield Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Portfolio's performance relative to its benchmark and peers resulted from our bottom-up investment style, which focuses on individual companies to determine risk-group weightings in the context of historical yield spreads.(2) The Portfolio remained conservatively positioned throughout the reporting period because we felt that valuations of riskier high-yield bonds were unattractive and business fundamentals for many high-yield issuers were weak.

WHAT STRATEGIC DECISIONS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

Our most important decision was to position the Portfolio conservatively, despite the market's increasing appetite for risk. We based this decision on our assessment of security valuations relative to inherent risk and on the business fundamentals of issuers in the high-yield marketplace.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH SECTORS WERE THE WEAKEST CONTRIBUTORS?

The Portfolio's most significant positive sector contributors to the Portfolio's performance were positions in the energy, financials and transportation sectors.


Automotive finance companies Ford Motor Credit and GMAC were notable contributors to performance, as were hospital operator HCA and forest products producer Georgia-Pacific.

No sectors generated negative returns during the reporting period. However, the Portfolio's investments in the retail, aerospace and food & drug sectors contributed the least to performance.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the reporting period, the Portfolio purchased bonds of Consol Energy, the largest U.S. producer of high-BTU bituminous coal. The Portfolio also purchased bonds of TRW Automotive (a global supplier of automotive safety systems) and Treehouse Foods (a leading private-label food producer). All of these purchases had a positive impact on the Portfolio's performance.

During the reporting period, the Portfolio sold positions in global building materials supplier Lafarge and global power company AES. Both positions were positive contributors to performance during the portion of the reporting period they were held in the Portfolio. The Portfolio sold its long-time position in Texas natural gas utility Energy Future Holdings at a loss for the portion of the reporting period during which the bonds were held in the Portfolio.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, the Portfolio increased its weightings in the financial and transportation sectors. Over the same period, the Portfolio decreased its weightings in the housing and utility sectors.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF JUNE?

As of June 30, 2010, the Portfolio held overweight positions relative to the Credit Suisse High Yield Index in the transportation, energy and cable/wireless sectors. As of the same date, the Portfolio held underweight positions relative to the benchmark in the

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
2. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-163
metals/minerals, retail and information technology sectors. In light of the uncertain economic outlook for many high-yield issuers, at the end of the reporting period the Portfolio generally held overweight positions in sectors that are more defensive and in higher-quality companies. The Portfolio was also overweight in higher-quality high-yield bonds because we continued to view the valuations of lower-quality high-yield bonds as unattractive.



The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP High Yield Corporate Bond Portfolio on this page and the preceding pages has not been audited.

M-164    MainStay VP High Yield Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2010 UNAUDITED


                                PRINCIPAL
                                   AMOUNT           VALUE
LONG-TERM BONDS 92.6%+
CONVERTIBLE BONDS 0.7%
---------------------------------------------------------

HOLDING COMPANY--DIVERSIFIED 0.4%
American Real Estate
  Partners, L.P./American
  Real Estate Finance
  Corp.
  4.00%, due 8/15/13
  (a)(b)                    $   6,445,000  $    5,639,375
Icahn Enterprises, L.P.
  4.00%, due 8/15/13 (b)        1,335,000       1,168,125
                                           --------------
                                                6,807,500
                                           --------------

INTERNET 0.0%++
At Home Corp.
  0.525%, due 12/28/18
  (c)(d)(e)(f)                  1,869,975             187
  4.75%, due 12/31/49
  (c)(d)(e)(f)                  9,032,054             903
                                           --------------
                                                    1,090
                                           --------------

RETAIL 0.3%
Asbury Automotive Group,
  Inc.
  3.00%, due 9/15/12            3,365,000       3,100,006
Penske Auto Group, Inc.
  3.50%, due 4/1/26             1,350,000       1,361,813
                                           --------------
                                                4,461,819
                                           --------------
Total Convertible Bonds
  (Cost $10,849,760)                           11,270,409
                                           --------------


CORPORATE BONDS 77.4%
---------------------------------------------------------

ADVERTISING 1.1%
Interpublic Group of Cos.,
  Inc.
  6.25%, due 11/15/14           5,620,000       5,648,100
Jostens Intermediate
  Holding Corp.
  7.625%, due 10/1/12           2,650,000       2,650,000
Lamar Media Corp.
  6.625%, due 8/15/15             715,000         684,613
  Series B
  6.625%, due 8/15/15           1,945,000       1,842,888
  7.875%, due 4/15/18 (a)       3,775,000       3,765,562
  9.75%, due 4/1/14             3,297,000       3,593,730
                                           --------------
                                               18,184,893
                                           --------------

AEROSPACE & DEFENSE 0.3%
BE Aerospace, Inc.
  8.50%, due 7/1/18             2,660,000       2,793,000
L-3 Communications Corp.
  6.125%, due 7/15/13           1,815,000       1,833,150
                                           --------------
                                                4,626,150
                                           --------------

AGRICULTURE 0.2%
Alliance One
  International, Inc.
  10.00%, due 7/15/16 (a)       2,615,000       2,660,762
Reynolds American, Inc.
  7.625%, due 6/1/16            1,230,000       1,394,979
                                           --------------
                                                4,055,741
                                           --------------

AIRLINES 0.3%
DAE Aviation Holdings,
  Inc.
  11.25%, due 8/1/15 (a)        4,215,000       4,172,850
Delta Air Lines, Inc.
  (Escrow Shares)
  (zero coupon), due
  12/27/49 (g)                  3,395,000          72,144
  2.875%, due 2/6/24
  (f)(g)                        2,325,000          50,569
  2.875%, due 2/18/49
  (a)(f)(g)                     1,355,000          29,471
  8.00%, due 6/3/23 (f)(g)      2,560,000          55,680
  8.00%, due 6/3/49 (f)(g)      3,375,000          73,406
  8.30%, due 12/15/29
  (f)(g)                        3,660,000          77,775
  9.25%, due 3/15/49
  (f)(g)                        2,450,000          52,062
  9.75%, due 5/15/49
  (f)(g)                          350,000           7,438
  10.00%, due 8/15/49
  (f)(g)                        2,630,000          55,887
  10.375%, due 12/15/22
  (f)(g)                        3,275,000          69,594
  10.375%, due 2/1/49
  (f)(g)                        5,180,000         110,075
Northwest Airlines, Inc.
  (Escrow Shares)
  7.625%, due 11/15/23
  (f)(g)                        3,847,600           9,619
  7.875%, due 12/31/49
  (f)(g)                        3,986,900           5,183
  8.70%, due 3/15/49
  (f)(g)                          155,000             202
  8.875%, due 6/1/49
  (f)(g)                        1,996,000           2,595
  9.875%, due 3/15/37
  (f)(g)                        2,108,000           2,740
  10.00%, due 2/1/49
  (f)(g)                        7,315,600           9,510
                                           --------------
                                                4,856,800
                                           --------------

APPAREL 0.7%
Hanesbrands, Inc.
  8.00%, due 12/15/16           3,185,000       3,228,794
Levi Strauss & Co.
  7.625%, due 5/15/20 (a)       2,830,000       2,773,400
Unifi, Inc.
  11.50%, due 5/15/14           5,211,000       5,354,302
                                           --------------
                                               11,356,496
                                           --------------

AUTO MANUFACTURERS 0.9%
Ford Holdings LLC
  9.30%, due 3/1/30             1,710,000       1,718,550
Ford Motor Co.
  6.50%, due 8/1/18             1,125,000       1,035,000
Harley-Davidson Funding
  Corp.
  5.25%, due 12/15/12 (a)         255,000         263,713
  6.80%, due 6/15/18 (a)        7,510,000       7,907,549


+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest issuers held, as of June 30, 2010, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-165

                                PRINCIPAL
                                   AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
AUTO MANUFACTURERS (CONTINUED)
Oshkosh Corp.
  8.25%, due 3/1/17         $   1,580,000  $    1,643,200
  8.50%, due 3/1/20             1,580,000       1,643,200
                                           --------------
                                               14,211,212
                                           --------------


AUTO PARTS & EQUIPMENT 2.7%
Affinia Group, Inc.
  9.00%, due 11/30/14           1,570,000       1,577,850
  10.75%, due 8/15/16 (a)       2,770,000       3,019,300
Allison Transmission, Inc.
  11.25%, due 11/1/15
  (a)(h)                        1,323,000       1,392,458
Cooper Standard
  Automotive, Inc
  8.50%, due 5/1/18 (a)         4,065,000       4,095,487
FleetPride Corp.
  11.50%, due 10/1/14 (a)       5,900,000       5,391,125
Goodyear Tire & Rubber Co.
  (The)
  7.857%, due 8/15/11           4,500,000       4,646,250
  8.625%, due 12/1/11           6,135,000       6,380,400
  10.50%, due 5/15/16           2,345,000       2,550,187
Johnson Controls, Inc.
  5.25%, due 1/15/11            2,180,000       2,214,529
Lear Corp. (Escrow Shares)
  8.75%, due 12/1/16
  (d)(e)(g)                     2,681,000           4,022
Tenneco Automotive, Inc.
  8.625%, due 11/15/14          1,170,000       1,180,238
  10.25%, due 7/15/13           5,270,000       5,395,162
TRW Automotive, Inc.
  7.00%, due 3/15/14 (a)        3,415,000       3,380,850
  8.875%, due 12/1/17 (a)       3,050,000       3,141,500
                                           --------------
                                               44,369,358
                                           --------------

BANKS 2.1%
CapitalSource, Inc.
  12.75%, due 7/15/14 (a)       5,650,000       6,342,125
V  GMAC, Inc.
  6.75%, due 12/1/14            7,410,000       7,169,175
  6.875%, due 9/15/11           2,650,000       2,686,438
  7.25%, due 3/2/11             2,601,000       2,643,266
  8.00%, due 11/1/31            3,480,000       3,210,300
  8.30%, due 2/12/15 (a)        8,905,000       9,016,312
Provident Funding
  Associates
  10.25%, due 4/15/17 (a)       3,255,000       3,287,550
                                           --------------
                                               34,355,166
                                           --------------

BEVERAGES 0.8%
Constellation Brands, Inc.
  7.25%, due 9/1/16               965,000         973,444
  7.25%, due 5/15/17            2,400,000       2,433,000
  8.375%, due 12/15/14          1,310,000       1,395,150
Cott Beverages, Inc.
  8.375%, due 11/15/17 (a)      7,930,000       8,009,300
                                           --------------
                                               12,810,894
                                           --------------

BUILDING MATERIALS 1.6%
Building Materials Corp.
  of America
  7.00%, due 2/15/20 (a)          955,000         945,450
  7.50%, due 3/15/20 (a)        5,640,000       5,541,300
Compression Polymers Corp.
  10.50%, due 7/1/13            1,760,000       1,751,200
Goodman Global, Inc.
  13.50%, due 2/15/16 (h)       3,480,000       3,828,000
Texas Industries, Inc.
  7.25%, due 7/15/13            1,990,000       1,925,325
  Series Unrestricted
  7.25%, due 7/15/13            9,605,000       9,292,837
USG Corp.
  9.75%, due 8/1/14 (a)         2,705,000       2,813,200
                                           --------------
                                               26,097,312
                                           --------------

CHEMICALS 2.1%
CF Industries, Inc.
  6.875%, due 5/1/18            2,580,000       2,625,150
  7.125%, due 5/1/20            2,085,000       2,137,125
Georgia Gulf Corp.
  9.00%, due 1/15/17 (a)        6,320,000       6,414,800
JohnsonDiversey, Inc.
  8.25%, due 11/15/19 (a)       1,500,000       1,545,000
Nalco Co.
  8.25%, due 5/15/17              575,000         595,125
Olin Corp.
  8.875%, due 8/15/19           2,885,000       3,058,100
V  Phibro Animal Health
  Corp.
  9.25%, due 7/1/18 (a)        10,075,000      10,024,625
  10.00%, due 8/1/13 (a)        6,115,000       6,420,750
  13.00%, due 8/1/14 (a)        1,840,000       1,959,600
                                           --------------
                                               34,780,275
                                           --------------

COAL 0.9%
Arch Coal, Inc.
  8.75%, due 8/1/16 (a)         2,070,000       2,157,975
Consol Energy, Inc.
  8.00%, due 4/1/17 (a)         7,195,000       7,428,838
Peabody Energy Corp.
  6.875%, due 3/15/13           1,710,000       1,722,825
  7.375%, due 11/1/16             845,000         879,856
  7.875%, due 11/1/26           2,235,000       2,346,750
                                           --------------
                                               14,536,244
                                           --------------





M-166    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
COMMERCIAL SERVICES 2.3%
Cardtronics, Inc.
  Series B
  9.25%, due 8/15/13        $   2,090,000  $    2,110,900
  9.25%, due 8/15/13              915,000         924,150
Corrections Corp. of
  America
  6.25%, due 3/15/13            1,030,000       1,037,725
  7.75%, due 6/1/17             1,455,000       1,509,563
El Comandante Capital
  Corp. (Escrow Shares)
  (zero coupon), due
  12/31/50 (d)(e)(g)            2,412,000         173,664
Great Lakes Dredge & Dock
  Corp.
  7.75%, due 12/15/13           4,854,000       4,805,460
GWR Operating Partnership
  LLP
  10.875%, due 4/1/17 (a)       1,650,000       1,639,687
iPayment, Inc.
  9.75%, due 5/15/14            6,280,000       5,714,800
KAR Auction Services, Inc.
  4.344%, due 5/1/14 (b)        2,475,000       2,264,625
Knowledge Learning Corp.,
  Inc.
  7.75%, due 2/1/15 (a)         7,845,000       7,217,400
Lender Processing
  Services, Inc.
  8.125%, due 7/1/16            3,380,000       3,557,450
Quebecor World, Inc.
  (Litigation Recovery
  Trust--Escrow Shares)
  6.50%, due 8/1/49
  (d)(e)(g)                       150,000           7,800
  9.75%, due 1/15/49
  (a)(d)(e)(g)                  8,530,000         443,560
Quintiles Transnational
  Corp.
  10.25%, due 12/30/14
  (a)(h)                        4,740,000       4,763,700
Service Corp.
  International
  7.625%, due 10/1/18           2,210,000       2,237,625
                                           --------------
                                               38,408,109
                                           --------------

COMPUTERS 0.5%
SunGard Data Systems, Inc.
  4.875%, due 1/15/14           1,030,000         968,200
  9.125%, due 8/15/13           3,070,000       3,119,887
  10.625%, due 5/15/15          3,425,000       3,660,469
                                           --------------
                                                7,748,556
                                           --------------

DISTRIBUTION & WHOLESALE 0.6%
ACE Hardware Corp.
  9.125%, due 6/1/16 (a)        4,815,000       5,043,713
American Tire
  Distributors, Inc.
  9.75%, due 6/1/17 (a)         4,970,000       4,982,425
                                           --------------
                                               10,026,138
                                           --------------

DIVERSIFIED FINANCIAL SERVICES 2.5%
AmeriCredit Corp.
  8.50%, due 7/1/15             5,177,000       5,319,367
Credit Acceptance Corp.
  9.125%, due 2/1/17 (a)        1,070,000       1,075,350
Janus Capital Group, Inc.
  6.125%, due 9/15/11           1,275,000       1,291,023
  6.50%, due 6/15/12              285,000         294,138
  6.95%, due 6/15/17            3,743,000       3,757,478
Nationstar
  Mortgage/Nationstar
  Capital Corp.
  10.875%, due 4/1/15 (a)       7,510,000       5,895,350
Nuveen Investments, Inc.
  5.00%, due 9/15/10            3,820,000       3,810,450
Premium Asset Trust/GEFA
  0.767%, due 9/28/10
  (a)(b)                        4,245,000       4,176,019
SLM Corp.
  8.00%, due 3/25/20            8,090,000       7,104,525
SquareTwo Financial Corp.
  11.625%, due 4/1/17 (a)       4,185,000       3,960,056
Susser Holdings & Finance
  8.50%, due 5/15/16 (a)        4,215,000       4,215,000
                                           --------------
                                               40,898,756
                                           --------------

ELECTRIC 4.0%
AES Corp. (The)
  8.75%, due 5/15/13 (a)          885,000         898,275
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17             6,464,775       6,658,718
Calpine Construction
  Finance Co., L.P. and
  CCFC Finance Corp.
  8.00%, due 6/1/16 (a)        11,040,000      11,288,400
Calpine Corp.
  7.25%, due 10/15/17 (a)      10,177,000       9,769,920
Ipalco Enterprises, Inc.
  7.25%, due 4/1/16 (a)         1,615,000       1,651,337
  8.625%, due 11/14/11            795,000         826,800
NRG Energy, Inc.
  7.25%, due 2/1/14             3,675,000       3,725,531
  7.375%, due 2/1/16              345,000         343,275
PNM Resources, Inc.
  9.25%, due 5/15/15            2,825,000       3,005,094
Public Service Co. of New
  Mexico
  7.95%, due 5/15/18            2,305,000       2,427,797
Reliant Energy Mid-
  Atlantic Power Holdings
  LLC
  Series C
  9.681%, due 7/2/26            1,190,000       1,237,600
V  Reliant Energy, Inc.
  7.625%, due 6/15/14           3,950,000       3,890,750
  7.875%, due 6/15/17          13,975,000      13,206,375


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-167

                                PRINCIPAL
                                   AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
ELECTRIC (CONTINUED)
RRI Energy, Inc.
  6.75%, due 12/15/14       $   6,780,000  $    6,847,800
                                           --------------
                                               65,777,672
                                           --------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.4%
Belden, Inc.
  7.00%, due 3/15/17            2,240,000       2,164,400
  9.25%, due 6/15/19 (a)        4,810,000       5,074,550
                                           --------------
                                                7,238,950
                                           --------------

ENERGY--ALTERNATE SOURCES 0.3%
Headwaters, Inc.
  11.375%, due 11/1/14          4,510,000       4,555,100
Salton Sea Funding Corp.
  Series E
  8.30%, due 5/30/11 (d)            1,390           1,425
                                           --------------
                                                4,556,525
                                           --------------

ENTERTAINMENT 2.4%
American Casino &
  Entertainment Properties
  LLC
  11.00%, due 6/15/14           3,155,000       2,997,250
FireKeepers Development
  Authority
  13.875%, due 5/1/15 (a)       1,115,000       1,287,825
Isle of Capri Casinos,
  Inc.
  7.00%, due 3/1/14             2,330,000       2,097,000
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14            5,985,000       5,566,050
Mohegan Tribal Gaming
  Authority
  8.00%, due 4/1/12             2,986,000       2,605,285
Peninsula Gaming LLC
  8.375%, due 8/15/15           1,665,000       1,658,756
  10.75%, due 8/15/17           4,559,000       4,536,205
Penn National Gaming, Inc.
  6.75%, due 3/1/15             7,310,000       7,291,725
Pinnacle Entertainment,
  Inc.
  7.50%, due 6/15/15            2,305,000       2,160,938
  8.625%, due 8/1/17 (a)        3,490,000       3,594,700
Seneca Gaming Corp.
  Series B
  7.25%, due 5/1/12             2,180,000       2,130,950
Speedway Motorsports, Inc.
  8.75%, due 6/1/16             2,985,000       3,134,250
United Artists Theatre
  Circuit, Inc.
  Series BA7
  9.30%, due 7/1/15 (d)(e)        644,697         451,288
                                           --------------
                                               39,512,222
                                           --------------

ENVIRONMENTAL CONTROLS 0.7%
Clean Harbors, Inc.
  7.625%, due 8/15/16           2,805,000       2,882,138
Geo Sub Corp.
  11.00%, due 5/15/12           8,780,000       8,703,175
                                           --------------
                                               11,585,313
                                           --------------

FINANCE--AUTO LOANS 2.6%
V  Ford Motor Credit Co.
  LLC
  5.787%, due 6/15/11 (b)       5,535,000       5,604,187
  7.25%, due 10/25/11           8,545,000       8,778,022
  7.50%, due 8/1/12             3,130,000       3,200,657
  8.00%, due 6/1/14            10,630,000      10,970,787
  8.00%, due 12/15/16             155,000         158,502
  8.125%, due 1/15/20           3,735,000       3,812,285
  9.875%, due 8/10/11           2,930,000       3,083,069
  12.00%, due 5/15/15           1,510,000       1,747,977
General Motors Acceptance
  Corp. LLC
  6.75%, due 12/1/14            5,080,000       4,911,268
                                           --------------
                                               42,266,754
                                           --------------

FOOD 2.6%
American Seafoods Group
  LLC/American Seafoods
  Finance, Inc.
  10.75%, due 5/15/16 (a)       4,740,000       4,870,350
American Stores Co.
  8.00%, due 6/1/26             4,495,000       3,820,750
ASG Consolidated LLC/ASG
  Finance, Inc.
  15.00%, due 5/15/17
  (a)(h)                        3,370,000       3,041,425
B&G Foods, Inc.
  7.625%, due 1/15/18           3,185,000       3,200,925
C&S Group Enterprises LLC
  8.375%, due 5/1/17 (a)        2,380,000       2,308,600
Smithfield Foods, Inc.
  10.00%, due 7/15/14 (a)       4,540,000       5,028,050
Stater Brothers Holdings
  7.75%, due 4/15/15            1,405,000       1,401,487
TreeHouse Foods, Inc.
  6.03%, due 9/30/13
  (d)(e)                        6,300,000       6,150,375
  7.75%, due 3/1/18             3,070,000       3,185,125
Tyson Foods, Inc.
  8.25%, due 10/1/11            1,185,000       1,279,800
  10.50%, due 3/1/14            7,735,000       9,011,275
                                           --------------
                                               43,298,162
                                           --------------

FOREST PRODUCTS & PAPER 2.6%
Bowater, Inc.
  9.375%, due 12/15/21 (f)      7,854,700       2,592,051
Domtar Corp.
  7.875%, due 10/15/11          8,498,000       8,933,522




M-168    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
FOREST PRODUCTS & PAPER (CONTINUED)
V  Georgia-Pacific Corp.
  7.00%, due 1/15/15 (a)    $   2,185,000  $    2,206,850
  7.125%, due 1/15/17 (a)       1,231,000       1,255,620
  7.25%, due 6/1/28             4,180,000       4,127,750
  7.375%, due 12/1/25           1,310,000       1,316,550
  7.75%, due 11/15/29              64,000          64,640
  8.00%, due 1/15/24            3,469,000       3,677,140
  8.125%, due 5/15/11           7,670,000       7,986,387
  8.875%, due 5/15/31           6,895,000       7,498,313
Georgia-Pacific LLC
  9.50%, due 12/1/11              595,000         639,625
Weyerhaeuser Co.
  6.75%, due 3/15/12            2,100,000       2,268,750
  6.875%, due 12/15/33            495,000         463,403
                                           --------------
                                               43,030,601
                                           --------------

HAND & MACHINE TOOLS 0.0%++
Baldor Electric Co.
  8.625%, due 2/15/17             750,000         776,250
                                           --------------


HEALTH CARE--PRODUCTS 1.5%
Biomet, Inc.
  10.00%, due 10/15/17          4,835,000       5,197,625
  11.625%, due 10/15/17         4,045,000       4,378,712
Hanger Orthopedic Group,
  Inc.
  10.25%, due 6/1/14            5,215,000       5,449,675
Invacare Corp.
  9.75%, due 2/15/15            4,890,000       5,256,750
ReAble Therapeutics
  Finance LLC/ReAble
  Therapeutics Finance
  Corp.
  11.75%, due 11/15/14          5,065,000       5,166,300
                                           --------------
                                               25,449,062
                                           --------------

HEALTH CARE--SERVICES 3.3%
American Renal Holdings
  8.375%, due 5/15/18 (a)       2,830,000       2,801,700
Capella Healthcare, Inc.
  9.25%, due 7/1/17 (a)         3,285,000       3,317,850
Centene Corp.
  7.25%, due 4/1/14             2,660,000       2,660,000
V  Community Health
  Systems, Inc.
  8.875%, due 7/15/15           6,105,000       6,295,781
DaVita, Inc.
  6.625%, due 3/15/13           3,072,000       3,075,840
V  HCA, Inc.
  5.75%, due 3/15/14            2,770,000       2,576,100
  6.25%, due 2/15/13              280,000         275,100
  6.30%, due 10/1/12            4,270,000       4,248,650
  6.375%, due 1/15/15           1,661,000       1,550,959
  6.75%, due 7/15/13            3,095,000       3,033,100
  7.19%, due 11/15/15              93,000          82,770
  7.875%, due 2/1/11            3,700,000       3,755,500
  8.50%, due 4/15/19            1,470,000       1,558,200
  8.75%, due 9/1/10             3,510,000       3,531,938
  9.00%, due 12/15/14             440,000         425,700
  9.125%, due 11/15/14            480,000         502,200
  9.875%, due 2/15/17           1,035,000       1,112,625
Healthsouth Corp.
  8.125%, due 2/15/20           3,090,000       3,035,925
Psychiatric Solutions,
  Inc.
  7.75%, due 7/15/15            2,490,000       2,552,250
Skilled Healthcare Group,
  Inc.
  11.00%, due 1/15/14           1,904,000       1,965,880
Sun Healthcare Group, Inc.
  9.125%, due 4/15/15           4,095,000       4,289,512
Vanguard Health Holding
  Co. II LLC/Vanguard
  Holding Co. II, Inc.
  8.00%, due 2/1/18 (a)           640,000         617,600
  8.00%, due 2/1/18             1,015,000         974,400
                                           --------------
                                               54,239,580
                                           --------------


HOLDING COMPANY--DIVERSIFIED 0.3%
Leucadia National Corp.
  8.125%, due 9/15/15           4,480,000       4,592,000
                                           --------------


HOUSEHOLD PRODUCTS & WARES 1.4%
Central Garden and Pet Co.
  8.25%, due 3/1/18             4,785,000       4,743,131
Jarden Corp.
  7.50%, due 5/1/17             5,005,000       4,904,900
Libbey Glass, Inc.
  10.00%, due 2/15/15 (a)       6,175,000       6,391,125
Spectrum Brands Holdings,
  Inc.
  9.50%, due 6/15/18 (a)        6,505,000       6,708,282
                                           --------------
                                               22,747,438
                                           --------------

INSURANCE 1.8%
AIG SunAmerica Global
  Financing VI
  6.30%, due 5/10/11 (a)        2,690,000       2,716,900
Crum & Forster Holdings
  Corp.
  7.75%, due 5/1/17            11,475,000      11,532,375
HUB International
  Holdings, Inc.
  9.00%, due 12/15/14 (a)       5,165,000       4,893,837
Ironshore Holdings US,
  Inc.
  8.50%, due 5/15/20 (a)        4,190,000       4,269,610
Lumbermens Mutual Casualty
  Co.
  8.45%, due 12/1/97
  (a)(d)(f)                       555,000           5,550
  9.15%, due 7/1/26
  (a)(d)(f)                    12,235,000         122,350


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-169

                                PRINCIPAL
                                   AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
INSURANCE (CONTINUED)
USI Holdings Corp.
  4.311%, due 11/15/14
  (a)(b)                    $     770,000  $      629,475
  9.75%, due 5/15/15 (a)        2,599,000       2,384,583
Willis North America, Inc.
  6.20%, due 3/28/17            3,070,000       3,195,646
                                           --------------
                                               29,750,326
                                           --------------

INTERNET 0.4%
Expedia, Inc.
  7.456%, due 8/15/18           1,100,000       1,205,875
  8.50%, due 7/1/16 (a)         4,795,000       5,154,625
                                           --------------
                                                6,360,500
                                           --------------

IRON & STEEL 0.4%
Allegheny Ludlum Corp.
  6.95%, due 12/15/25           4,420,000       4,232,486
Allegheny Technologies,
  Inc.
  8.375%, due 12/15/11             85,000          88,774
  9.375%, due 6/1/19            2,600,000       3,070,013
                                           --------------
                                                7,391,273
                                           --------------

LEISURE TIME 0.2%
Town Sports International
  Holdings, Inc.
  11.00%, due 2/1/14            3,470,000       3,157,700
                                           --------------


LODGING 1.3%
Boyd Gaming Corp.
  7.75%, due 12/15/12             945,000         935,550
MGM Mirage, Inc.
  13.00%, due 11/15/13          2,280,000       2,627,700
San Pasqual Casino
  8.00%, due 9/15/13 (a)        1,815,000       1,724,250
Seminole Hard Rock
  Entertainment,
  Inc./Seminole Hard Rock
  International LLC
  3.037%, due 3/15/14
  (a)(b)                        3,760,000       3,205,400
Sheraton Holding Corp.
  7.375%, due 11/15/15          2,580,000       2,721,900
Starwood Hotels & Resorts
  Worldwide, Inc.
  6.25%, due 2/15/13            2,575,000       2,671,563
  7.875%, due 5/1/12            4,224,000       4,540,800
Wynn Las Vegas LLC/Wynn
  Las Vegas Capital Corp.
  6.625%, due 12/1/14           3,165,000       3,172,912
                                           --------------
                                               21,600,075
                                           --------------

MACHINERY--DIVERSIFIED 0.2%
Briggs & Stratton Corp.
  8.875%, due 3/15/11           3,640,000       3,749,200
                                           --------------


MEDIA 2.8%
CCO Holdings LLC/CCO
  Holdings Capital Corp.
  7.875%, due 4/30/18 (a)       1,585,000       1,592,925
  8.125%, due 4/30/20 (a)       1,245,000       1,273,013
V  Charter Communications
  Operating LLC
  8.00%, due 4/30/12 (a)       13,299,000      13,830,960
CSC Holdings, Inc.
  6.75%, due 4/15/12              915,000         947,025
  8.50%, due 4/15/14            6,575,000       6,854,437
CW Media Holdings, Inc.
  13.50%, due 8/15/15
  (a)(h)                        1,665,000       1,858,556
HSN, Inc.
  11.25%, due 8/1/16            5,075,000       5,684,000
Morris Publishing Group
  LLC
  10.00%, due 9/1/14
  (d)(h)                        2,464,454       2,328,909
Nielsen Finance
  LLC/Nielsen Finance Co.
  10.00%, due 8/1/14              620,000         633,950
Rainbow National Services
  LLC
  8.75%, due 9/1/12 (a)         2,940,000       2,947,350
  10.375%, due 9/1/14 (a)       8,515,000       8,866,244
Ziff Davis Media, Inc.
  8.788%, due 7/15/11
  (b)(d)(e)(h)                  1,188,388         367,806
                                           --------------
                                               47,185,175
                                           --------------

METAL FABRICATE & HARDWARE 0.3%
Mueller Water Products,
  Inc.
  7.375%, due 6/1/17            2,705,000       2,373,638
Neenah Foundry Co.
  9.50%, due 1/1/17 (f)         5,355,000       2,503,462
                                           --------------
                                                4,877,100
                                           --------------

MINING 0.8%
Freeport-McMoRan Copper &
  Gold, Inc.
  8.25%, due 4/1/15             1,375,000       1,491,875
  8.375%, due 4/1/17           10,650,000      11,715,000
                                           --------------
                                               13,206,875
                                           --------------

MISCELLANEOUS--MANUFACTURING 1.7%
Actuant Corp.
  6.875%, due 6/15/17           3,030,000       2,954,250
Amsted Industries, Inc.
  8.125%, due 3/15/18 (a)       9,780,000       9,755,550
Koppers, Inc.
  7.875%, due 12/1/19           5,005,000       5,055,050




M-170    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
MISCELLANEOUS--MANUFACTURING (CONTINUED)
Sally Holdings LLC
  9.25%, due 11/15/14       $   5,900,000  $    6,121,250
SPX Corp.
  7.625%, due 12/15/14          4,095,000       4,207,612
                                           --------------
                                               28,093,712
                                           --------------

OFFICE FURNISHINGS 0.2%
Interface, Inc.
  9.50%, due 2/1/14             3,732,000       3,829,965
                                           --------------


OIL & GAS 9.5%
Atlas Energy Operating Co.
  LLC/Atlas Energy Finance
  Corp.
  12.125%, due 8/1/17           2,580,000       2,850,900
Berry Petroleum Co.
  10.25%, due 6/1/14            3,915,000       4,208,625
Chaparral Energy, Inc.
  8.50%, due 12/1/15            5,480,000       5,096,400
Chesapeake Energy Corp.
  6.50%, due 8/15/17            9,215,000       9,088,294
  6.625%, due 1/15/16           3,465,000       3,521,306
Comstock Resources, Inc.
  6.875%, due 3/1/12            3,565,000       3,538,262
Continental Resources,
  Inc.
  8.25%, due 10/1/19            3,620,000       3,782,900
Denbury Resources, Inc.
  7.50%, due 4/1/13             1,298,000       1,312,603
  7.50%, due 12/15/15           3,065,000       3,095,650
  8.25%, due 2/15/20            5,415,000       5,658,675
Forest Oil Corp.
  7.25%, due 6/15/19            1,607,000       1,550,755
  8.00%, due 12/15/11           3,885,000       4,040,400
Frontier Oil Corp.
  6.625%, due 10/1/11           3,350,000       3,362,563
  8.50%, due 9/15/16              600,000         607,500
Hilcorp Energy I, L.P./Hilcorp Finance
  Co.
  7.75%, due 11/1/15 (a)        7,150,000       7,042,750
  9.00%, due 6/1/16 (a)         2,895,000       2,967,375
Holly Corp.
  9.875%, due 6/15/17 (a)       4,550,000       4,675,125
KCS Energy, Inc.
  7.125%, due 4/1/12            5,735,000       5,720,662
Linn Energy LLC
  9.875%, due 7/1/18            3,930,000       4,165,800
Linn Energy LLC/Linn Energy Finance Corp.
  11.75%, due 5/15/17           3,820,000       4,335,700
Mariner Energy, Inc.
  7.50%, due 4/15/13            3,115,000       3,192,875
Newfield Exploration Co.
  6.625%, due 9/1/14            6,425,000       6,465,156
  6.625%, due 4/15/16           5,060,000       5,085,300
  7.125%, due 5/15/18              35,000          34,650
Penn Virginia Corp.
  10.375%, due 6/15/16          2,400,000       2,556,000
PetroHawk Energy Corp.
  7.875%, due 6/1/15              675,000         676,688
  10.50%, due 8/1/14            3,615,000       3,886,125
PetroQuest Energy, Inc.
  10.375%, due 5/15/12          6,370,000       6,449,625
Pioneer Drilling Co.
  9.875%, due 3/15/18 (a)       3,325,000       3,258,500
Plains Exploration &
  Production Co.
  7.00%, due 3/15/17            2,900,000       2,769,500
  7.625%, due 6/1/18              172,000         168,130
  7.75%, due 6/15/15            2,100,000       2,079,000
  10.00%, due 3/1/16            4,640,000       4,964,800
Pride International, Inc.
  7.375%, due 7/15/14           3,710,000       3,696,087
Range Resources Corp.
  7.375%, due 7/15/13           4,025,000       4,065,250
  8.00%, due 5/15/19            2,980,000       3,110,375
Rosetta Resources, Inc.
  9.50%, due 4/15/18 (a)        3,280,000       3,263,600
Stone Energy Corp.
  6.75%, due 12/15/14           4,640,000       3,944,000
  8.625%, due 2/1/17            2,400,000       2,160,000
United Refining Co.
  10.50%, due 8/15/12             212,000         194,510
W&T Offshore, Inc.
  8.25%, due 6/15/14 (a)        4,995,000       4,495,500
Whiting Petroleum Corp.
  7.00%, due 2/1/14             6,381,000       6,508,620
  7.25%, due 5/1/12               765,000         765,000
  7.25%, due 5/1/13             1,855,000       1,868,913
                                           --------------
                                              156,280,449
                                           --------------

OIL & GAS SERVICES 0.4%
American Petroleum Tankers
  LLC/AP Tankers Co.
  10.25%, due 5/1/15 (a)        3,165,000       3,172,913
Complete Production
  Services, Inc.
  8.00%, due 12/15/16           3,815,000       3,729,162
                                           --------------
                                                6,902,075
                                           --------------

PACKAGING & CONTAINERS 2.0%
Ball Corp.
  6.75%, due 9/15/20            3,115,000       3,146,150
  7.125%, due 9/1/16            2,790,000       2,919,038
  7.375%, due 9/1/19            2,805,000       2,917,200


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-171

                                PRINCIPAL
                                   AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
PACKAGING & CONTAINERS (CONTINUED)
BWAY Holding Co.
  10.00%, due 6/15/18 (a)   $   3,290,000  $    3,429,825
Crown Americas LLC/Crown
  Americas Capital Corp.
  7.625%, due 11/15/13            660,000         678,150
Greif, Inc.
  6.75%, due 2/1/17             3,324,000       3,261,675
Owens-Brockway Glass
  Container, Inc.
  6.75%, due 12/1/14            4,035,000       4,105,612
  7.375%, due 5/15/16           1,750,000       1,824,375
Plastipak Holdings, Inc.
  10.625%, due 8/15/19 (a)      7,183,000       7,973,130
Silgan Holdings, Inc.
  6.75%, due 11/15/13             195,000         197,925
  7.25%, due 8/15/16            2,295,000       2,352,375
                                           --------------
                                               32,805,455
                                           --------------

PHARMACEUTICALS 1.7%
BioScrip, Inc.
  10.25%, due 10/1/15 (a)       3,325,000       3,291,750
Catalent Pharma Solutions,
  Inc.
  10.25%, due 4/15/15 (h)       6,901,515       6,573,693
Lantheus Medical Imaging,
  Inc.
  9.75%, due 5/15/17 (a)        2,465,000       2,440,350
Mylan, Inc.
  7.625%, due 7/15/17 (a)       3,885,000       3,962,700
  7.875%, due 7/15/20 (a)       2,940,000       2,998,800
NBTY, Inc.
  7.125%, due 10/1/15           4,275,000       4,253,625
Valeant Pharmaceuticals
  International
  8.375%, due 6/15/16           4,585,000       5,181,050
                                           --------------
                                               28,701,968
                                           --------------

PIPELINES 2.6%
ANR Pipeline Co.
  11.50%, 7.375%, due
  2/15/24 beginning
  11/1/11                         395,000         458,939
  9.625%, due 11/1/21           7,515,000      10,275,207
Cedar Brakes II LLC
  9.875%, due 9/1/13 (a)        3,083,828       3,182,048
Copano Energy LLC
  8.125%, due 3/1/16            2,260,000       2,226,100
Copano Energy LLC/Copano
  Energy Finance Corp.
  7.75%, due 6/1/18             5,145,000       4,862,025
Crosstex Energy,
  L.P./Crosstex Energy
  Finance Corp.
  8.875%, due 2/15/18           2,065,000       2,062,419
El Paso Natural Gas Co.
  7.50%, due 11/15/26           1,435,000       1,568,309
  7.625%, due 8/1/10            3,975,000       3,978,414
MarkWest Energy Partners,
  L.P./MarkWest Energy
  Finance Corp.
  6.875%, due 11/1/14           4,050,000       3,898,125
  8.50%, due 7/15/16            6,065,000       6,125,650
Northwest Pipeline Corp.
  7.125%, due 12/1/25           2,195,000       2,461,131
Regency Energy
  Partners/Regency Energy
  Finance Corp.
  8.375%, due 12/15/13          1,981,000       2,040,430
                                           --------------
                                               43,138,797
                                           --------------

REAL ESTATE INVESTMENT TRUSTS 1.2%
Host Hotels & Resorts,
  L.P.
  6.875%, due 11/1/14           2,145,000       2,139,638
Host Marriott, L.P.
  6.375%, due 3/15/15           2,675,000       2,621,500
  Series Q
  6.75%, due 6/1/16             9,400,000       9,294,250
Omega Healthcare
  Investors, Inc.
  7.00%, due 4/1/14             5,200,000       5,187,000
                                           --------------
                                               19,242,388
                                           --------------

RETAIL 2.5%
AmeriGas Partners, L.P.
  7.25%, due 5/20/15            4,265,000       4,265,000
AmeriGas Partners,
  L.P./AmeriGas Eagle
  Finance Corp.
  7.125%, due 5/20/16             995,000         990,025
Asbury Automotive Group,
  Inc.
  7.625%, due 3/15/17             675,000         634,500
  8.00%, due 3/15/14              550,000         543,125
AutoNation, Inc.
  6.75%, due 4/15/18            4,895,000       4,821,575
Freedom Group, Inc.
  10.25%, due 8/1/15 (a)        2,115,000       2,199,600
J.C. Penney Corp., Inc.
  7.125%, due 11/15/23          4,215,000       4,446,825
Limited Brands, Inc.
  8.50%, due 6/15/19            2,110,000       2,273,525
Penske Auto Group, Inc.
  7.75%, due 12/15/16           6,444,000       6,057,360
Phillips-Van Heusen Corp.
  7.375%, due 5/15/20           3,325,000       3,354,094
QVC, Inc.
  7.125%, due 4/15/17 (a)       2,310,000       2,263,800
Sonic Automotive, Inc.
  9.00%, due 3/15/18            5,640,000       5,724,600




M-172    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
RETAIL (CONTINUED)
Star Gas Partners, L.P./Star Gas Finance
  Co.
  Series B
  10.25%, due 2/15/13       $   3,006,000  $    3,028,545
                                           --------------
                                               40,602,574
                                           --------------

SOFTWARE 0.2%
SS&C Technologies, Inc.
  11.75%, due 12/1/13           3,513,000       3,671,085
                                           --------------


TELECOMMUNICATIONS 3.9%
Alcatel-Lucent USA, Inc.
  6.45%, due 3/15/29            6,050,000       3,993,000
American Tower Corp.
  7.25%, due 5/15/19            1,545,000       1,761,300
CC Holdings GS V LLC/Crown
  Castle GS III Corp.
  7.75%, due 5/1/17 (a)         8,745,000       9,247,837
Clearwire Communications
  LLC/Clearwire Finance,
  Inc.
  12.00%, due 12/1/15 (a)       4,215,000       4,199,194
Crown Castle International
  Corp.
  7.125%, due 11/1/19           6,835,000       6,681,212
  9.00%, due 1/15/15              940,000         994,050
DigitalGlobe, Inc.
  10.50%, due 5/1/14            2,820,000       3,031,500
GCI, Inc.
  7.25%, due 2/15/14            3,645,000       3,640,444
  8.625%, due 11/15/19          4,835,000       4,822,913
GeoEye, Inc.
  9.625%, due 10/1/15 (a)       2,060,000       2,101,200
iPCS, Inc.
  2.469%, due 5/1/13 (b)        1,525,000       1,425,875
Lucent Technologies, Inc.
  6.50%, due 1/15/28            3,410,000       2,250,600
Qwest Corp.
  7.50%, due 10/1/14            1,655,000       1,760,506
  8.875%, due 3/15/12           4,820,000       5,169,450
SBA Telecommunications,
  Inc.
  8.25%, due 8/15/19 (a)        3,905,000       4,110,013
Sprint Nextel Corp.
  8.375%, due 8/15/17           6,705,000       6,705,000
tw telecom holdings, Inc.
  8.00%, due 3/1/18 (a)         2,895,000       2,952,900
                                           --------------
                                               64,846,994
                                           --------------

TEXTILES 0.4%
INVISTA
  9.25%, due 5/1/12 (a)         6,772,000       6,873,580
                                           --------------


TRANSPORTATION 1.0%
KAR Holdings, Inc.
  8.75%, due 5/1/14             2,175,000       2,185,875
  10.00%, due 5/1/15            6,060,000       6,181,200
Martin Midstream Partners,
  L.P.
  8.875%, due 4/1/18 (a)        3,370,000       3,336,300
Syncreon Global Ireland,
  Ltd./ Syncreon Global
  Finance US, Inc.
  9.50%, due 5/1/18 (a)         4,490,000       4,332,850
                                           --------------
                                               16,036,225
                                           --------------

TRUCKING & LEASING 0.2%
Greenbrier Cos., Inc.
  8.375%, due 5/15/15           3,540,000       3,336,450
                                           --------------
Total Corporate Bonds
  (Cost $1,249,232,711)                     1,278,032,570
                                           --------------


FOREIGN BOND 0.4%
---------------------------------------------------------

MEDIA 0.4%
Shaw Communications, Inc.
  7.50%, due 11/20/13        C$ 5,470,000       5,831,429
                                           --------------
Total Foreign Bond
  (Cost $4,344,067)                             5,831,429
                                           --------------



LOAN ASSIGNMENTS & PARTICIPATIONS 4.9% (I)
---------------------------------------------------------


AEROSPACE & DEFENSE 0.1%
DAE Aviation Holdings,
  Inc.
  Tranche B1 Term Loan
  4.09%, due 7/31/14        $   1,133,506       1,020,156
  Tranche B2 Term Loan
  4.09%, due 7/31/14            1,100,438         990,394
                                           --------------
                                                2,010,550
                                           --------------

AUTO MANUFACTURERS 0.6%
Ford Motor Co.
  Term Loan
  3.331%, due 12/16/13         10,789,566      10,182,653
                                           --------------


BEVERAGE, FOOD & TOBACCO 0.1%
American Seafoods Group
  LLC/American Seafoods
  Finance, Inc.
  Term Loan B
  5.50%, due 5/2/15             2,405,000       2,392,193
                                           --------------


COMMERCIAL SERVICES 0.3%
Lender Processing
  Services, Inc.
  Term Loan A
  2.347%, due 7/2/13            5,100,000       5,036,250
                                           --------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-173

                                PRINCIPAL
                                   AMOUNT           VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES 0.5%
DaimlerChrysler Financial
  Services Americas LLC
  2nd Lien Term Loan
  6.85%, due 8/3/12         $   8,156,000  $    8,109,397
                                           --------------


ELECTRIC 0.9%
Texas Competitive Electric
  Holdings Co. LLC
  Term Loan B3
  3.851%, due 10/10/14          9,166,741       6,750,443
  Term Loan B2
  3.975%, due 10/10/14         10,371,713       7,642,655
                                           --------------
                                               14,393,098
                                           --------------

HEALTH CARE--SERVICES 1.0%
V  Community Health
  Systems, Inc.
  Delayed Draw Term Loan
  2.788%, due 7/25/14             592,534         552,538
  Term Loan
  2.788%, due 7/25/14           8,267,808       7,709,731
V  HCA, Inc.
  Term Loan A
  2.033%, due 11/16/12          1,662,753       1,569,916
  Term Loan B
  2.783%, due 11/18/13          6,419,543       6,054,066
                                           --------------
                                               15,886,251
                                           --------------

MACHINERY 0.0%++
BHM Technologies LLC
  Exit Term Loan B
  8.50%, due 11/26/13
  (d)(e)                        1,892,489          99,356
                                           --------------


MEDIA 0.8%
V  Charter Communications
  Operating LLC
  Replacement Term Loan
  2.35%, due 4/28/13              769,787         712,691
  Extended Term Loan
  3.79%, due 9/6/16             6,249,144       5,818,397
Nielsen Finance LLC
  Class A Term Loan
  2.35%, due 8/9/13             7,810,018       7,331,654
                                           --------------
                                               13,862,742
                                           --------------

MISCELLANEOUS--MANUFACTURING 0.2%
Neenah Foundry Co.
  DIP Term Loan
  6.25%, due 11/5/10
  (d)(e)(j)                     2,750,000       2,750,000
                                           --------------


RETAIL 0.3%
Toys 'R' Us (Delaware),
  Inc.
  Term Loan C
  5.347%, due 1/19/13           4,500,000       4,432,500
                                           --------------


UTILITIES 0.1%
Calpine Corp.
  1st Priority Term Loan
  3.415%, due 3/29/14           1,994,206       1,821,096
                                           --------------
Total Loan Assignments &
  Participations
  (Cost $87,487,993)                           80,976,086
                                           --------------


YANKEE BONDS 9.2% (K)
---------------------------------------------------------

CHEMICALS 0.9%
V  Nova Chemicals Corp.
  3.748%, due 11/15/13 (b)      6,430,000       5,899,525
  6.50%, due 1/15/12            6,225,000       6,225,000
  8.375%, due 11/1/16           3,835,000       3,815,825
                                           --------------
                                               15,940,350
                                           --------------

COMMERCIAL SERVICES 0.5%
National Money Mart Co.
  10.375%, due 12/15/16
  (a)                           7,825,000       7,942,375
                                           --------------


DIVERSIFIED FINANCIAL SERVICES 0.3%
MU Finance PLC
  8.375%, due 2/1/17 (a)        5,025,000       4,817,719
                                           --------------


FOREST PRODUCTS & PAPER 0.6%
PE Paper Escrow GmbH
  12.00%, due 8/1/14 (a)        2,425,000       2,664,469
Smurfit Capital Funding
  PLC
  7.50%, due 11/20/25           7,545,000       6,696,187
                                           --------------
                                                9,360,656
                                           --------------

HEALTH CARE--PRODUCTS 0.5%
DJO Finance LLC/DJO
  Finance Corp.
  10.875%, due 11/15/14         7,440,000       7,812,000
                                           --------------


INSURANCE 0.8%
Allied World Assurance Co.
  Holdings, Ltd.
  7.50%, due 8/1/16             5,515,000       6,073,769
Fairfax Financial
  Holdings, Ltd.
  7.375%, due 4/15/18           3,015,000       3,052,687
  7.75%, due 7/15/37              135,000         125,550
  8.30%, due 4/15/26            4,645,000       4,598,550
                                           --------------
                                               13,850,556
                                           --------------





M-174    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
LEISURE TIME 0.3%
Willis Group Holdings,
  Ltd. (Trinity
  Acquisition, Ltd.)
  12.875%, due 12/31/16
  (a)(d)(e)                 $   3,350,000  $    4,644,507
                                           --------------


MEDIA 1.4%
Quebecor Media, Inc.
  7.75%, due 3/15/16           10,679,000      10,465,420
Videotron Ltee
  6.875%, due 1/15/14             505,000         507,525
  9.125%, due 4/15/18          10,830,000      11,750,550
                                           --------------
                                               22,723,495
                                           --------------

OIL & GAS SERVICES 0.4%
Expro Finance Luxembourg
  SCA
  8.50%, due 12/15/16 (a)       7,410,000       7,076,550
                                           --------------


TELECOMMUNICATIONS 3.4%
V  Intelsat Subsidiary
  Holding Co., Ltd.
  8.50%, due 1/15/13           17,635,000      17,767,262
  8.875%, due 1/15/15           1,415,000       1,437,994
  8.875%, due 1/15/15 (a)       1,415,000       1,430,919
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13           8,365,000       8,615,950
Nortel Networks, Ltd.
  10.125%, due 7/15/13 (f)      1,065,000         859,988
  10.75%, due 7/15/16 (f)       3,445,000       2,781,838
Sable International
  Finance, Ltd.
  7.75%, due 2/15/17 (a)        6,430,000       6,462,150
Virgin Media Finance PLC
  8.375%, due 10/15/19          4,455,000       4,510,687
  9.50%, due 8/15/16            4,930,000       5,207,312
Virgin Media Secured
  Finance PLC
  6.50%, due 1/15/18 (a)        8,020,000       7,879,650
                                           --------------
                                               56,953,750
                                           --------------

TRANSPORTATION 0.1%
Kansas City Southern de
  Mexico S.A. de C.V.
  7.375%, due 6/1/14            1,380,000       1,404,150
                                           --------------
Total Yankee Bonds
  (Cost $145,190,262)                         152,526,108
                                           --------------
Total Long-Term Bonds
  (Cost $1,497,104,793)                     1,528,636,602
                                           --------------



                                   SHARES

COMMON STOCKS 0.2%
---------------------------------------------------------

COMMERCIAL SERVICES 0.1%
World Color Press, Inc.
  (g)                              62,320  $      694,868
                                           --------------


MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc. (d)(e)(g)                  172,016           1,720
                                           --------------


MEDIA 0.0%++
Adelphia Contingent Value
  Vehicle (d)(e)(g)             2,207,279          22,073
                                           --------------



TELECOMMUNICATIONS 0.1%
Loral Space &
  Communications, Ltd. (g)         43,456       1,856,440
                                           --------------
Total Common Stocks
  (Cost $8,900,810)                             2,575,101
                                           --------------


PREFERRED STOCKS 0.3%
---------------------------------------------------------

MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc.
  10.00% (d)(e)(g)                  2,059              21
                                           --------------


REAL ESTATE INVESTMENT TRUSTS 0.3%
Sovereign Real Estate
  Investment Corp.
  12.00% (a)(d)                     4,700       4,993,750
                                           --------------
Total Preferred Stocks
  (Cost $6,397,288)                             4,993,771
                                           --------------



                                NUMBER OF
                                 WARRANTS

WARRANTS 0.0%++
---------------------------------------------------------

COMMERCIAL SERVICES 0.0%++
World Color Press, Inc.
  Strike Price $13.00
  Expires 7/20/14 (g)              35,320          68,874
  Strike Price $16.30
  Expires 7/20/14 (g)              35,320          40,088
                                           --------------
                                                  108,962
                                           --------------

MEDIA 0.0%++
ION Media Networks, Inc.
  Expires 12/19/12
  (d)(e)(g)                       361,978           3,620
                                           --------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-175


                                NUMBER OF
                                 WARRANTS           VALUE
WARRANTS (CONTINUED)
SOFTWARE 0.0%++
ASG Corp.
  Expires 5/15/18 (d)(g)            3,370  $      254,435
                                           --------------
Total Warrants
  (Cost $1,254,857)                               367,017
                                           --------------


                                PRINCIPAL
                                   AMOUNT

SHORT-TERM INVESTMENT 6.5%
---------------------------------------------------------

REPURCHASE AGREEMENT 6.5%
State Street Bank and
  Trust Co. 0.00%, dated
  6/30/10
  due 7/1/10
  Proceeds at Maturity
  $108,143,834
  (Collateralized by a
  United States Treasury
  Note with a rate of
  3.125% and a maturity
  date of 4/30/17, with a
  Principal
  Amount of $104,945,000
  and a Market Value of
  $110,307,690)             $ 108,143,834     108,143,834
                                           --------------
Total Short-Term
  Investment
  (Cost $108,143,834)                         108,143,834
                                           --------------
Total Investments
  (Cost $1,621,801,582)
  (l)                                99.6%  1,644,716,325
Other Assets, Less
  Liabilities                         0.4       6,440,742
                            -------------  --------------

Net Assets                          100.0% $1,651,157,067
                            =============  ==============





++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Floating rate--Rate shown is the rate in
     effect at June 30, 2010.
(c)  Restricted security.
(d)  Illiquid security.  The total market
     value of these securities at June 30,
     2010 is $22,827,321, which represents
     1.4% of the Portfolio's net assets.
(e)  Fair valued security. The total market
     value of these securities at June 30,
     2010 is $15,120,902, which represents
     0.9% of the Portfolio's net assets.
(f)  Issue in default.
(g)  Non-income producing security.
(h)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional
     securities.
(i)  Floating Rate Loan--generally pays
     interest at rates which are periodically
     re-determined at a margin above the
     London Inter-Bank Offered Rate ("LIBOR")
     or other short-term rates. The rate shown
     is the rate(s) in effect at June 30,
     2010. Floating Rate Loans are generally
     considered restrictive in that the
     Portfolio is ordinarily contractually
     obligated to receive consent from the
     Agent Bank and/or borrower prior to
     disposition of a Floating Rate Loan.
(j)  This security has additional commitments
     and contingencies. Principal amount and
     value exclude unfunded commitment.
(k)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(l)  At June 30, 2010, cost is $1,626,531,920
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 71,994,876
Gross unrealized depreciation       (53,810,471)
                                   ------------
Net unrealized appreciation        $ 18,184,405
                                   ============



The following abbreviation is used in the above portfolio:
C$--Canadian Dollar




M-176    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                  QUOTED
                                               PRICES IN
                                                  ACTIVE     SIGNIFICANT
                                             MARKETS FOR           OTHER   SIGNIFICANT
                                               IDENTICAL      OBSERVABLE  UNOBSERVABLE
                                                  ASSETS          INPUTS        INPUTS
 DESCRIPTION                                   (LEVEL 1)       (LEVEL 2)     (LEVEL 3)           TOTAL
Investments in Securities (a)
Long-Term Bonds
  Convertible Bonds (b)                       $       --  $   11,269,319   $     1,090  $   11,270,409
  Corporate Bonds (c)                                 --   1,270,434,055     7,598,515   1,278,032,570
  Foreign Bond                                        --       5,831,429            --       5,831,429
  Loan Assignments & Participations (d)               --      78,126,730     2,849,356      80,976,086
  Yankee Bonds (e)                                    --     147,881,601     4,644,507     152,526,108
                                              ----------  --------------   -----------  --------------
Total Long-Term Bonds                                 --   1,513,543,134    15,093,468   1,528,636,602
                                              ----------  --------------   -----------  --------------
Common Stocks (f)                              2,551,308              --        23,793       2,575,101
Preferred Stocks (g)                           4,993,750              --            21       4,993,771
Warrants (h)                                     363,397              --         3,620         367,017
Short-Term Investment
  Repurchase Agreement                                --     108,143,834            --     108,143,834
                                              ----------  --------------   -----------  --------------
Total Investments in Securities               $7,908,455  $1,621,686,968   $15,120,902  $1,644,716,325
                                              ==========  ==============   ===========  ==============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) The level 3 security valued at $1,090 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

(c) The level 3 securities valued at $4,022, $625,024, $451,288, $6,150,375 and
    $367,806 are held in Auto Parts & Equipment, Commercial Services, Entertainment, Food and Media, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d) The level 3 securities valued at $99,356 and $2,750,000 are held in Machinery and Miscellaneous--Manufacturing, respectively, within the Loan Assignments & Participations section of the Portfolio of Investments.

(e) The level 3 security valued at $4,644,507 is held in Leisure Time within the Yankee Bonds section of the Portfolio of Investments.

(f) The level 3 securities valued at $1,720 and $22,073 are held in Machinery and Media, respectively, within the Common Stocks section of the Portfolio of Investments.

(g) The level 3 security valued at $21 is held in Machinery within the Preferred Stocks section of the Portfolio of Investments.

(h) The level 3 security valued at $3,620 is held in Media within the Warrants section of the Portfolio of Investments.

At June 30, 2010, the Portfolio did not have any transfers between Level 1 and Level 2.

The Portfolio recognizes transfers between the levels as of the beginning of the period.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-177

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                   BALANCE                             CHANGE IN                              NET        NET
                                     AS OF     ACCRUED  REALIZED      UNREALIZED                        TRANSFERS  TRANSFERS
 INVESTMENTS IN                   DECEMBER   DISCOUNTS      GAIN    APPRECIATION         NET       NET      IN TO     OUT OF
 SECURITIES                       31, 2009  (PREMIUMS)    (LOSS)  (DEPRECIATION)   PURCHASES     SALES    LEVEL 3    LEVEL 3
Long-Term Bonds
  Convertible Bonds
     Internet                   $    1,090   $      --    $   --        $     --  $       --  $     --     $   --        $--
  Corporate Bonds
     Auto Parts & Equipment             --          --        --          (3,016)         --        --      7,038         --
     Commercial Services           625,024          --        --              --          --        --         --         --
     Entertainment                 412,585       7,799     8,563          65,285          --   (42,944)        --         --
     Food                               --          --        --         (55,125)  6,205,500        --         --         --
     Media                         275,699       4,904        --          61,929      25,274        --         --         --
  Loan Assignments &
     Participations
     Machinery                     246,534    (307,315)       --         121,287      38,850        --         --         --
     Miscellaneous-
     Manufacturing                      --          --        --              --   2,750,000        --         --         --
  Yankee Bonds
     Leisure Time                4,557,203          --        --          87,304          --        --         --         --
  Common Stocks
     Machinery                       1,720          --        --              --          --        --         --         --
     Media                          22,073          --        --              --          --        --         --         --
  Preferred Stocks
     Machinery                          21          --        --              --          --        --         --         --
  Warrants
     Media                              --          --        --           2,521       1,099        --         --         --
                                ----------   ---------    ------        --------  ----------  --------     ------        ---
Total                           $6,141,949   $(294,612)   $8,563        $280,185  $9,020,723  $(42,944)    $7,038        $--
                                ==========   =========    ======        ========  ==========  ========     ======        ===

                                                  CHANGE IN
                                                 UNREALIZED
                                               APPRECIATION
                                             (DEPRECIATION)
                                                       FROM
                                                INVESTMENTS
                                    BALANCE           STILL
                                      AS OF         HELD AT
 INVESTMENTS IN                        JUNE        JUNE 30,
 SECURITIES                        30, 2010        2010 (A)
Long-Term Bonds
  Convertible Bonds
     Internet                   $     1,090        $     --
  Corporate Bonds
     Auto Parts & Equipment           4,022          (3,016)
     Commercial Services            625,024              --
     Entertainment                  451,288          39,543
     Food                         6,150,375         (55,125)
     Media                          367,806          61,929
  Loan Assignments &
     Participations
     Machinery                       99,356         121,287
     Miscellaneous-
     Manufacturing                2,750,000              --
  Yankee Bonds
     Leisure Time                 4,644,507          87,304
  Common Stocks
     Machinery                        1,720              --
     Media                           22,073              --
  Preferred Stocks
     Machinery                           21              --
  Warrants
     Media                            3,620           2,521
                                -----------        --------
Total                           $15,120,902        $254,443
                                ===========        ========




(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.



M-178    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value

  (identified cost $1,621,801,582)  $1,644,716,325
Cash denominated in foreign
  currencies (identified cost
  $552,956)                                578,061
  Receivables:
  Dividends and interest                27,715,724
  Investment securities sold             5,087,964
  Fund shares sold                         608,404
Other assets                                14,041
                                    --------------
     Total assets                    1,678,720,519
                                    --------------

LIABILITIES:
Unrealized depreciation on
  unfunded commitments                     105,000
Payables:
  Investment securities purchased       24,342,690
  Fund shares redeemed                   1,984,262
  Manager (See Note 3)                     754,764
  NYLIFE Distributors (See Note 3)         193,344
  Shareholder communication                140,367
  Professional fees                         24,973
  Directors                                  5,956
  Custodian                                  2,992
Accrued expenses                             9,104
                                    --------------
     Total liabilities                  27,563,452
                                    --------------
Net assets                          $1,651,157,067
                                    ==============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 300 million shares
  authorized                        $    1,760,533
Additional paid-in capital           1,684,473,118
                                    --------------
                                     1,686,233,651
Undistributed net investment
  income                               157,083,740
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (214,994,272)
Net unrealized appreciation on
  investments                           22,914,743
Net unrealized depreciation on
  unfunded commitments                    (105,000)
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign
  currencies                                24,205
                                    --------------
Net assets                          $1,651,157,067
                                    ==============
INITIAL CLASS
Net assets applicable to
  outstanding shares                $  695,130,843
                                    ==============
Shares of capital stock
  outstanding                           73,826,561
                                    ==============
Net asset value per share
  outstanding                       $         9.42
                                    ==============
SERVICE CLASS
Net assets applicable to
  outstanding shares                $  956,026,224
                                    ==============
Shares of capital stock
  outstanding                          102,226,700
                                    ==============
Net asset value per share
  outstanding                       $         9.35
                                    ==============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-179

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $63,890,705
  Dividends                               402,201
                                      -----------
     Total income                      64,292,906
                                      -----------
EXPENSES:
  Manager (See Note 3)                  4,497,979
  Distribution and service--Service
     Class (See Note 3)                 1,128,644
  Shareholder communication               200,110
  Professional fees                       129,373
  Custodian                                35,671
  Directors                                27,579
  Miscellaneous                            31,963
                                      -----------
     Total expenses                     6,051,319
                                      -----------
Net investment income                  58,241,587
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions                  (657,269)
  Foreign currency transactions              (607)
                                      -----------
Net realized loss on investments and
  foreign currency transactions          (657,876)
                                      -----------
Net change in unrealized
  appreciation (depreciation) on:
  Investments and unfunded
     commitments                        7,774,149
  Translation of other assets and
     liabilities in foreign
     currencies                            (7,580)
                                      -----------
Net change in unrealized
  appreciation (depreciation) on
  investments, unfunded commitments
  and foreign currency transactions     7,766,569
                                      -----------
Net realized and unrealized gain on
  investments, unfunded commitments
  and foreign currency transactions     7,108,693
                                      -----------
Net increase in net assets resulting
  from operations                     $65,350,280
                                      ===========






M-180    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2009


                                      2010            2009
INCREASE IN NET ASSETS:
Operations:
  Net investment income     $   58,241,587  $  100,701,891
  Net realized loss on
    investments and
    foreign currency
    transactions                  (657,876)    (89,004,096)
  Net change in unrealized
    appreciation
    (depreciation) on
    investments, unfunded
    commitments and
    foreign currency
    transactions                 7,766,569     423,718,858
                            ------------------------------
  Net increase in net
    assets resulting from
    operations                  65,350,280     435,416,653
                            ------------------------------
Dividends to shareholders:
  From net investment
 income:
     Initial Class                      --     (47,978,241)
     Service Class                      --     (53,876,110)
                            ------------------------------
  Total dividends to
 shareholders                           --    (101,854,351)
                            ------------------------------
Capital share
 transactions:
  Net proceeds from sale
 of shares                     152,740,646     312,411,274
  Net asset value of
    shares issued to
    shareholders in
    reinvestment of
    dividends                           --     101,854,351
  Cost of shares redeemed     (127,098,141)   (125,228,237)
                            ------------------------------
     Increase in net
       assets derived from
       capital share
       transactions             25,642,505     289,037,388
                            ------------------------------
     Net increase in net
 assets                         90,992,785     622,599,690
NET ASSETS:
Beginning of period          1,560,164,282     937,564,592
                            ------------------------------
End of period               $1,651,157,067  $1,560,164,282
                            ==============================
Undistributed net
  investment income at end
  of period                 $  157,083,740  $   98,842,153
                            ==============================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-181

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                          INITIAL CLASS
                                           --------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED
                                            JUNE 30,                          YEAR ENDED DECEMBER 31,
                                              2010*            2009            2008            2007            2006
Net asset value at beginning of
  period                                    $   9.03         $   6.79        $  10.08        $  10.55        $   9.59
                                            --------         --------        --------        --------        --------
Net investment income (a)                       0.34             0.67            0.76            0.80            0.72
Net realized and unrealized gain
  (loss) on investments                         0.05             2.22           (3.16)          (0.55)           0.44
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                                 (0.00)++          0.00++         (0.00)++        (0.00)++        (0.00)++
                                            --------         --------        --------        --------        --------
Total from investment operations                0.39             2.89           (2.40)           0.25            1.16
                                            --------         --------        --------        --------        --------
Less dividends:
  From net investment income                      --            (0.65)          (0.89)          (0.72)          (0.20)
                                            --------         --------        --------        --------        --------
Net asset value at end of period            $   9.42         $   9.03        $   6.79        $  10.08        $  10.55
                                            ========         ========        ========        ========        ========
Total investment return                         4.32%(b)(d)     42.82%         (24.11%)          2.31%          12.04%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         7.42%++          8.23%           8.20%           7.53%           7.20%
  Net expenses                                  0.62%++          0.62%           0.59%           0.55%           0.56%
  Expenses (before reimbursement)               0.62%++          0.62%           0.59%           0.55%           0.56%
Portfolio turnover rate                           20%              43%             24%             45%             48%
Net assets at end of period (in
  000's)                                    $695,131         $700,295        $507,827        $866,747        $969,910
                                             INITIAL
                                              CLASS
                                           ----------
                                           YEAR ENDED
                                            DECEMBER
                                               31,
                                              2005
Net asset value at beginning of
  period                                   $     9.90
                                           ----------
Net investment income (a)                        0.73
Net realized and unrealized gain
  (loss) on investments                         (0.46)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                                   0.02
                                           ----------
Total from investment operations                 0.29
                                           ----------
Less dividends:
  From net investment income                    (0.60)
                                           ----------
Net asset value at end of period           $     9.59
                                           ==========
Total investment return                          2.94%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          7.39%
  Net expenses                                   0.45%
  Expenses (before reimbursement)                0.55%
Portfolio turnover rate                            45%
Net assets at end of period (in
  000's)                                   $1,022,911




*    Unaudited.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is not annualized.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total investment return would have been 2.85% and 2.58% for Initial Class shares and
     Service Class shares, respectively for the year ended December 31, 2005.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-182    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                    SERVICE CLASS
------------------------------------------------------------------------------------
          SIX MONTHS
             ENDED
           JUNE 30,                          YEAR ENDED DECEMBER 31,
             2010*            2009        2008        2007        2006        2005
           $   8.98         $   6.76    $  10.03    $  10.51    $   9.56    $   9.88
           --------         --------    --------    --------    --------    --------
               0.33             0.65        0.73        0.77        0.69        0.71
               0.04             2.21       (3.14)      (0.55)       0.44       (0.47)

              (0.00)++          0.00++     (0.00)++    (0.00)++    (0.00)++     0.02
           --------         --------    --------    --------    --------    --------
               0.37             2.86       (2.41)       0.22        1.13        0.26
           --------         --------    --------    --------    --------    --------

                 --            (0.64)      (0.86)      (0.70)      (0.18)      (0.58)
           --------         --------    --------    --------    --------    --------
           $   9.35         $   8.98    $   6.76    $  10.03    $  10.51    $   9.56
           ========         ========    ========    ========    ========    ========
               4.12%(b)        42.47%     (24.30%)      2.05%      11.76%       2.66%(c)

               7.18%++          7.90%       7.99%       7.28%       6.95%       7.14%
               0.87%++          0.87%       0.84%       0.80%       0.81%       0.70%
               0.87%++          0.87%       0.84%       0.80%       0.81%       0.80%
                 20%              43%         24%         45%         48%         45%
           $956,026         $859,870    $430,738    $603,312    $509,917    $400,109




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-183

MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/10
--------------------------------------------------------------------------------

AVERAGE ANNUAL                          SIX       ONE      FIVE     TEN
TOTAL RETURNS                         MONTHS     YEAR     YEARS    YEARS
------------------------------------------------------------------------
After Portfolio operating expenses    -3.41%    16.34%    1.07%    1.94%





(LINE GRAPH)

                 MAINSTAY VP
                 ICAP SELECT      S&P 500(R)    S&P 500/CITIGROUP
              EQUITY PORTFOLIO       INDEX         VALUE INDEX
              ----------------    ----------    -----------------
06/30/00          10000.00         10000.00          10000.00
06/30/01          10671.00          8517.00          10792.00
06/30/02           9316.00          6985.00           8840.00
06/30/03           8910.00          7002.00           8677.00
06/30/04          10674.00          8341.00          10609.00
06/30/05          11488.00          8868.00          11794.00
06/30/06          12801.00          9633.00          13282.00
06/30/07          15937.00         11617.00          16173.00
06/30/08          13526.00         10093.00          12899.00
06/30/09          10417.00          7447.00           9205.00
06/30/10          12118.00          8521.00          10715.00



SERVICE CLASS(2)                                                  AS OF 6/30/10
--------------------------------------------------------------------------------

AVERAGE ANNUAL                          SIX       ONE      FIVE     TEN
TOTAL RETURNS                         MONTHS     YEAR     YEARS    YEARS
------------------------------------------------------------------------
After Portfolio operating expenses    -3.53%    16.05%    0.83%    1.69%





(LINE GRAPH)

                                               MAINSTAY VP
                                               ICAP SELECT      S&P 500(R)    S&P 500/CITIGROUP
                                            EQUITY PORTFOLIO       INDEX         VALUE INDEX
                                            ----------------    ----------    -----------------
06/30/00                                        10000.00         10000.00          10000.00
06/30/01                                        10645.00          8517.00          10792.00
06/30/02                                         9270.00          6985.00           8840.00
06/30/03                                         8844.00          7002.00           8677.00
06/30/04                                        10569.00          8341.00          10609.00
06/30/05                                        11347.00          8868.00          11794.00
06/30/06                                        12616.00          9633.00          13282.00
06/30/07                                        15668.00         11617.00          16173.00
06/30/08                                        13265.00         10093.00          12899.00
06/30/09                                        10190.00          7447.00           9205.00
06/30/10                                        11825.00          8521.00          10715.00




BENCHMARK PERFORMANCE                                             SIX       ONE      FIVE       TEN
                                                                MONTHS     YEAR      YEARS     YEARS
S&P 500(R) Index(3)                                             -6.65%    14.43%    -0.79%    -1.59%
S&P 500/Citigroup Value Index(3)                                -5.30     16.40     -1.90      0.69
Average Lipper Variable Products Large-Cap Core Portfolio(4)    -7.67     12.78     -1.17     -1.14






1. Performance figures reflect certain fee waivers, without which total returns may have been lower. These fee waivers expired on April 30, 2009. Performance figures shown for the five-year and ten-year periods ended June 30, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the average annual total returns would have been 1.06% and 1.93% for Initial Class shares and 0.82% and 1.68% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The Average Lipper Variable Products Large-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These portfolios typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500(R) Index. Lipper Inc. is an independent monitor of fund performance.


M-184    MainStay VP ICAP Select Equity Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2010, to June 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2010, to June 30, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/10         6/30/10       PERIOD(1)         6/30/10        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $965.90         $3.95          $1,020.80         $4.06
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $964.70         $5.16          $1,019.50         $5.31
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.81% for Initial Class and 1.06% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-185

INDUSTRY COMPOSITION AS OF JUNE 30, 2010 (UNAUDITED)


Pharmaceuticals                         14.5%
Oil, Gas & Consumable Fuels             12.9
Beverages                               11.1
Commercial Banks                         8.5
Communications Equipment                 6.6
Insurance                                4.5
Metals & Mining                          4.4
Specialty Retail                         4.0
Machinery                                3.9
Media                                    3.6
Semiconductors & Semiconductor
  Equipment                              3.4
Aerospace & Defense                      3.1
Wireless Telecommunication Services      3.1
Auto Components                          2.7
Computers & Peripherals                  2.7
Diversified Financial Services           2.4
Health Care Equipment & Supplies         2.0
IT Services                              2.0
Industrial Conglomerates                 1.0
Short-Term Investment                    3.2
Other Assets, Less Liabilities           0.4
                                       -----
                                       100.0%
                                       =====



 See Portfolio of Investments beginning on page M-189 for specific holdings within these categories.


TOP TEN HOLDINGS AS OF JUNE 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  PepsiCo, Inc.
    2.  Merck & Co., Inc.
    3.  ConocoPhillips
    4.  Sanofi-Aventis, Sponsored ADR
    5.  Newmont Mining Corp.
    6.  Marathon Oil Corp.
    7.  Pfizer, Inc.
    8.  Lowe's Cos., Inc.
    9.  Wells Fargo & Co.
   10.  Coca-Cola Co. (The)





M-186    MainStay VP ICAP Select Equity Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY JERROLD K. SENSER, CFA, AND THOMAS R. WENZEL, CFA, OF INSTITUTIONAL CAPITAL LLC (ICAP), THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2010?

For the six months ended June 30, 2010, MainStay VP ICAP Select Equity Portfolio returned -3.41% for Initial Class shares and -3.53% for Service Class shares. Both share classes outperformed the -7.67% return of the average Lipper(1) Variable Products Large-Cap Core Portfolio and the -6.65% return of the S&P 500(R) Index(1) for the six months ended June 30, 2010. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE FIRST SIX MONTHS OF 2010?

During the reporting period, the Portfolio outperformed the S&P 500(R) Index largely because of favorable stock selection in the materials, energy and industrials sectors. These strong contributors more than offset the Portfolio's weak relative performance in the health care, financials and information technology sectors.

DURING THE REPORTING PERIOD, WHICH SECTORS PROVIDED THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S RELATIVE PERFORMANCE AND WHICH SECTORS DETRACTED THE MOST?

During the reporting period, the materials sector provided a positive total return and the strongest contribution to the Portfolio's outperformance of the S&P 500(R) Index. Industrials, which also provided a positive total return on average, was the second-strongest contributor, followed by energy, with a modest negative total return. Stock selection was the primary driver in each case. The weakest-contributing sectors on a relative basis were health care, consumer discretionary and financials, all of which had negative total returns.

DURING THE REPORTING PERIOD, WHICH STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS WERE PARTICULARLY WEAK?

On an absolute basis, the stock that made the greatest positive contribution to the Portfolio's return was gold miner and producer Newmont Mining, which benefited from the continued high price of gold. Other top contributors were diesel engine manufacturer Cummins and construction equipment manu-facturer Caterpillar. Both companies benefited from increased demand for capital equipment associated with the recovery in the global economy. The returns for these stocks were positive and all three remained in the Portfolio at the end of the reporting period.

Detractors from performance included diversified pharmaceutical companies Pfizer and Sanofi-Aventis and home improvement retailer Lowe's. The Portfolio retained all three stocks, because we believed they were still attractive, despite negative returns during the reporting period.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During a period characterized by ongoing, if somewhat restrained, economic recovery, the stock market remained volatile. In this environment, we continued to look for stocks that had attractive valuations and specific catalysts that could trigger appreciation over a 12 to 18 month time frame.

We added integrated oil firm ConocoPhillips to the Portfolio during the reporting period. We believed that the stock was attractively valued and that management was focused on improving returns by divesting underperforming assets, cutting costs and capital expenditures and then using free cash to reduce debt and repurchase shares. We also added insurance carrier Aflac to the Portfolio. We believed that Aflac's investment portfolio performance and the company's sales in Japan would exceed expectations.

We sold financial services provider Capital One Financial and semiconductor manufacturer Intel. Both positions were sold when we found other stocks that we felt had greater potential upside and were more attractive on a relative-valuation basis.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING FIRST SIX MONTHS OF
2010?

During the reporting period, the Portfolio increased its sector weightings relative to the S&P 500(R) Index in the consumer staples and energy sectors. With these increases, the Portfolio shifted from an underweight to an overweight position relative to the benchmark in energy, but remained slightly underweight in consumer staples.


1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-187

Over the same period, the Portfolio decreased its allocation relative to the S&P 500(R) Index in industrials and financials. With these decreases, the Portfolio shifted from an overweight to an underweight position relative to the benchmark in both sectors.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF JUNE 2010?

As of June 30, 2010, the Portfolio was overweight relative to the S&P 500(R) Index in health care, energy and materials and underweight in information technology, utilities and industrials. This positioning reflected our view on the prospects for the economy and the relative attractiveness of individual holdings in these sectors.




The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP ICAP Select Equity Portfolio on this page and the preceding pages has not been audited.

M-188    MainStay VP ICAP Select Equity Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2010 UNAUDITED



                                  SHARES           VALUE
COMMON STOCKS 96.4%+
--------------------------------------------------------

AEROSPACE & DEFENSE 3.1%
Honeywell International,
  Inc.                           815,450  $   31,827,014
                                          --------------


AUTO COMPONENTS 2.7%
Johnson Controls, Inc.         1,030,500      27,689,535
                                          --------------


BEVERAGES 11.1%
V  Coca-Cola Co. (The)           776,250      38,905,650
Molson Coors Brewing Co.
  Class B                        303,400      12,852,024
V  PepsiCo, Inc.               1,035,550      63,116,772
                                          --------------
                                             114,874,446
                                          --------------

COMMERCIAL BANKS 8.5%
BB&T Corp.                       557,300      14,662,563
U.S. Bancorp                   1,472,550      32,911,492
V  Wells Fargo & Co.           1,562,050      39,988,480
                                          --------------
                                              87,562,535
                                          --------------

COMMUNICATIONS EQUIPMENT 6.6%
Cisco Systems, Inc. (a)        1,764,850      37,608,953
QUALCOMM, Inc.                   912,050      29,951,722
                                          --------------
                                              67,560,675
                                          --------------

COMPUTERS & PERIPHERALS 2.7%
Hewlett-Packard Co.              640,049      27,701,321
                                          --------------


DIVERSIFIED FINANCIAL SERVICES 2.4%
JPMorgan Chase & Co.             663,714      24,298,570
                                          --------------


HEALTH CARE EQUIPMENT & SUPPLIES 2.0%
Covidien PLC                     517,600      20,797,168
                                          --------------


INDUSTRIAL CONGLOMERATES 1.0%
Textron, Inc.                    613,100      10,404,307
                                          --------------


INSURANCE 4.5%
Aflac, Inc.                      576,450      24,597,121
Aon Corp.                        588,200      21,833,984
                                          --------------
                                              46,431,105
                                          --------------

IT SERVICES 2.0%
Accenture PLC Class A            530,550      20,505,758
                                          --------------


MACHINERY 3.9%
Caterpillar, Inc.                378,000      22,706,460
Cummins, Inc.                    263,800      17,181,294
                                          --------------
                                              39,887,754
                                          --------------

MEDIA 3.6%
Viacom, Inc. Class B           1,193,400      37,436,958
                                          --------------


METALS & MINING 4.4%
V  Newmont Mining Corp.          741,900      45,804,906
                                          --------------


OIL, GAS & CONSUMABLE FUELS 12.9%
V  ConocoPhillips              1,087,450      53,382,920
V  Marathon Oil Corp.          1,423,450      44,255,061
Occidental Petroleum Corp.       453,934      35,021,008
                                          --------------
                                             132,658,989
                                          --------------

PHARMACEUTICALS 14.5%
V  Merck & Co., Inc.           1,580,540      55,271,484
V  Pfizer, Inc.                3,001,350      42,799,251
V  Sanofi-Aventis,
  Sponsored ADR (b)            1,718,950      51,671,637
                                          --------------
                                             149,742,372
                                          --------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.4%
Texas Instruments, Inc.        1,511,133      35,179,176
                                          --------------


SPECIALTY RETAIL 4.0%
V  Lowe's Cos., Inc.           2,012,700      41,099,334
                                          --------------


WIRELESS TELECOMMUNICATION SERVICES 3.1%
Vodafone Group PLC,
  Sponsored ADR (b)            1,565,900      32,367,153
                                          --------------
Total Common Stocks
  (Cost $1,003,516,935)                      993,829,076
                                          --------------



 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, as of June 30, 2010, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-189

                               PRINCIPAL
                                  AMOUNT           VALUE
SHORT-TERM INVESTMENT 3.2%
--------------------------------------------------------

REPURCHASE AGREEMENT 3.2%
State Street Bank and Trust
  Co.
  0.00%, dated 6/30/10
  due 7/1/10
  Proceeds at Maturity
  $33,085,915
  (Collateralized by a
  United States Treasury
  Note with a rate of
  3.125% and a maturity
  date of 4/30/17, with a
  Principal Amount of
  $32,110,000 and a Market
  Value of $33,750,821)      $33,085,915  $   33,085,915
                                          --------------
Total Short-Term Investment
  (Cost $33,085,915)                          33,085,915
                                          --------------
Total Investments
  (Cost $1,036,602,850) (c)         99.6%  1,026,914,991
Other Assets, Less
  Liabilities                        0.4       3,773,468
                             -----------  --------------



Net Assets                         100.0% $1,030,688,459
                             ===========  ==============





(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At June 30, 2010, cost is $1,059,757,725
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $ 53,319,180
Gross unrealized depreciation       (86,161,914)
                                   ------------
Net unrealized depreciation        $(32,842,734)
                                   ============



The following is a summary of the fair valuations according to the inputs used as of June 30, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE  SIGNIFICANT
                                               MARKETS FOR        OTHER   SIGNIFICANT
                                                 IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                    ASSETS       INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)    (LEVEL 2)     (LEVEL 3)           TOTAL
Investments in Securities (a)
Common Stocks                                 $993,829,076  $        --      $     --  $  993,829,076
Short-Term Investment
  Repurchase Agreement                                  --   33,085,915            --      33,085,915
                                              ------------  -----------      --------  --------------
Total Investments in Securities               $993,829,076  $33,085,915           $--  $1,026,914,991
                                              ============  ===========      ========  ==============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

At June 30, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).



M-190    MainStay VP ICAP Select Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $1,036,602,850)  $1,026,914,991
Receivables:
  Dividends and interest                 2,906,202
  Investment securities sold             2,082,822
  Fund shares sold                         269,072
Other assets                                 9,685
                                    --------------
     Total assets                    1,032,182,772
                                    --------------

LIABILITIES:
Payables:
  Manager (See Note 3)                     673,699
  Fund shares redeemed                     518,001
  Shareholder communication                116,861
  NYLIFE Distributors (See Note 3)          84,331
  Investment securities purchased           51,813
  Professional fees                         37,909
  Directors                                  4,299
  Accrued expenses                           7,400
                                    --------------
     Total liabilities                   1,494,313
                                    --------------
Net assets                          $1,030,688,459
                                    ==============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                        $    1,000,155
Additional paid-in capital           1,364,754,887
                                    --------------
                                     1,365,755,042
Undistributed net investment
  income                                17,303,024
Accumulated net realized loss on
  investments                         (342,681,748)
Net unrealized depreciation on
  investments                           (9,687,859)
                                    --------------
Net assets                          $1,030,688,459
                                    ==============
INITIAL CLASS
Net assets applicable to
  outstanding shares                $  636,714,550
                                    ==============
Shares of capital stock
  outstanding                           61,579,765
                                    ==============
Net asset value per share
  outstanding                       $        10.34
                                    ==============
SERVICE CLASS
Net assets applicable to
  outstanding shares                $  393,973,909
                                    ==============
Shares of capital stock
  outstanding                           38,435,702
                                    ==============
Net asset value per share
  outstanding                       $        10.25
                                    ==============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-191

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  13,425,959
  Interest                                   1,362
                                     -------------
     Total income                       13,427,321
                                     -------------
EXPENSES:
  Manager (See Note 3)                   4,185,112
  Distribution and service--Service
     Class
     (See Note 3)                          518,654
  Shareholder communication                143,642
  Professional fees                         85,330
  Directors                                 19,545
  Custodian                                 12,896
  Miscellaneous                             21,449
                                     -------------
     Total expenses                      4,986,628
                                     -------------
Net investment income                    8,440,693
                                     -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments        87,582,825
Net change in unrealized
  appreciation (depreciation) on
  investments                         (132,504,893)
                                     -------------
Net realized and unrealized loss on
  investments                          (44,922,068)
                                     -------------
Net decrease in net assets
  resulting from operations          $ (36,481,375)
                                     =============




(a) Dividends recorded net of foreign withholding taxes in the amount of $381,364.



M-192    MainStay VP ICAP Select Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2009


                                      2010            2009
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income      $    8,440,693  $    8,859,542
 Net realized gain (loss)
  on investments                87,582,825    (153,422,397)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                 (132,504,893)    326,482,871
                            ------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations              (36,481,375)    181,920,016
                            ------------------------------
Dividends to shareholders:
 From net investment
  income:
    Initial Class                       --      (8,840,272)
    Service Class                       --      (3,870,673)
                            ------------------------------
 Total dividends to
 shareholders                           --     (12,710,945)
                            ------------------------------
Capital share
 transactions:
 Net proceeds from sale
  of shares                     49,386,606      58,794,455
 Net asset value of
  shares issued in
  connection with the
  acquisition of VP Mid
  Cap Value Portfolio                   --     283,971,931
 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  dividends                             --      12,710,945
 Cost of shares redeemed       (69,896,143)    (91,976,204)
                            ------------------------------
    Increase (decrease) in
     net assets derived
     from capital share
     transactions              (20,509,537)    263,501,127
                            ------------------------------
    Net increase
     (decrease) in net
     assets                    (56,990,912)    432,710,198
NET ASSETS:
Beginning of period          1,087,679,371     654,969,173
                            ------------------------------
End of period               $1,030,688,459  $1,087,679,371
                            ==============================
Undistributed net
 investment income at end
 of period                  $   17,303,024  $    8,862,331
                            ==============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-193

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                        INITIAL CLASS
                            ---------------------------------------------------------------------
                            SIX MONTHS
                               ENDED
                             JUNE 30,                     YEAR ENDED DECEMBER 31,
                            ---------------------------------------------------------------------

                               2010*        2009        2008        2007        2006        2005
Net asset value at
  beginning of period        $  10.70     $   8.41    $  14.22    $  13.75    $  11.61    $ 11.23
                             --------     --------    --------    --------    --------    -------
Net investment income            0.09         0.11        0.05        0.11        0.19 (a)   0.15 (a)
Net realized and
  unrealized gain (loss)
  on investments                (0.45)        2.36       (5.38)       0.87        2.04       0.46
                             --------     --------    --------    --------    --------    -------
Total from investment
  operations                    (0.36)        2.47       (5.33)       0.98        2.23       0.61
                             --------     --------    --------    --------    --------    -------
Less dividends and
  distributions:
  From net investment
     income                        --        (0.18)      (0.06)      (0.07)      (0.03)     (0.11)
  From net realized gain
     on investments                --           --       (0.42)      (0.44)      (0.06)     (0.12)
                             --------     --------    --------    --------    --------    -------
Total dividends and
  distributions                    --        (0.18)      (0.48)      (0.51)      (0.09)     (0.23)
                             --------     --------    --------    --------    --------    -------
Net asset value at end of
  period                     $  10.34     $  10.70    $   8.41    $  14.22    $  13.75    $ 11.61
                             ========     ========    ========    ========    ========    =======
Total investment return         (3.36%)(b)(d)29.41%     (37.59%)      6.86%      19.31%      5.44%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          1.62% ++     1.32%       1.98%       1.45%       1.50%      1.35%
  Net expenses                   0.81% ++     0.80%       0.78%       0.80%       0.88%#     0.77%#
  Expenses (before
     waiver/reimbursement)       0.81% ++     0.82%       0.83%       0.85%       0.94%#     0.91%#
Portfolio turnover rate            31%          85%        152%        117%        130%        55%
Net assets at end of
  period (in 000's)          $636,715     $686,907    $456,377    $250,237    $137,191    $66,657




*    Unaudited.
++   Annualized.
#    Includes fees paid indirectly which amounted to less than one-hundredth of a percent and 0.01% of the average net assets for the years ended December 31,
     2006 and 2005, respectively.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is not annualized.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total investment return would have been 5.36% and 5.14% for Initial Class shares and
     Service Class shares, respectively, for the year ended December 31, 2005.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-194    MainStay VP ICAP Select Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                      SERVICE CLASS
      ----------------------------------------------------------------------------
          SIX MONTHS
             ENDED
           JUNE 30,                         YEAR ENDED DECEMBER 31,
      ----------------------------------------------------------------------------

             2010*            2009        2008        2007        2006       2005
           $  10.62         $   8.36    $  14.14    $  13.71    $ 11.59    $ 11.21
           --------         --------    --------    --------    -------    -------
               0.07             0.07        0.12        0.03       0.15 (a)   0.13 (a)
              (0.44)            2.35       (5.43)       0.90       2.05       0.46
           --------         --------    --------    --------    -------    -------
              (0.37)            2.42       (5.31)       0.93       2.20       0.59
           --------         --------    --------    --------    -------    -------

                 --            (0.16)      (0.05)      (0.06)     (0.02)     (0.09)
                 --               --       (0.42)      (0.44)     (0.06)     (0.12)
           --------         --------    --------    --------    -------    -------
                 --            (0.16)      (0.47)      (0.50)     (0.08)     (0.21)
           --------         --------    --------    --------    -------    -------
           $  10.25         $  10.62    $   8.36    $  14.14    $ 13.71    $ 11.59
           ========         ========    ========    ========    =======    =======
              (3.48%)(b)(d)    29.09%     (37.75%)      6.59%     19.00%      5.21%(c)

               1.38% ++         1.04%       1.71%       1.18%      1.23%      1.10%
               1.06% ++         1.05%       1.03%       1.05%      1.13%#     1.02%#
               1.06% ++         1.07%       1.08%       1.10%      1.19%#     1.16%#
                 31%              85%        152%        117%       130%        55%
           $393,974         $400,773    $198,592    $158,831    $46,349    $28,632




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-195

MAINSTAY VP INCOME BUILDER PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                      AS OF 6/30/10
--------------------------------------------------------------------------------

AVERAGE ANNUAL                 SIX       ONE       FIVE         TEN
TOTAL RETURNS                MONTHS     YEAR     YEARS(1)    YEARS(1)
---------------------------------------------------------------------
After Portfolio operating
  expenses                   -2.76%    13.13%      1.60%      -0.21%




(After Portfolio operating expenses)


(LINE GRAPH)

                MAINSTAY VP                                                         BARCLAYS CAPITAL
              INCOME BUILDER    MSCI WORLD    RUSSELL 1000(R)     INCOME BUILDER     U.S. AGGREGATE
                 PORTFOLIO         INDEX           INDEX         COMPOSITE INDEX       BOND INDEX
              --------------    ----------    ---------------    ---------------    ----------------
06/30/00           10000           10000           10000              10000               10000
06/30/01            8530            7970            8505               9456               11123
06/30/02            7407            6758            6984               9114               12082
06/30/03            7607            6597            7050               9523               13339
06/30/04            8459            8181            8424              10636               13382
06/30/05            9042            9003            9091              11547               14292
06/30/06            9626           10527            9917              12450               14177
06/30/07           11054           13010           11943              14268               15044
06/30/08           10287           11621           10467              14003               16116
06/30/09            8654            8193            7673              12255               17091
06/30/10            9791            9029            8842              13513               18714



SERVICE CLASS(2)                                                   AS OF 6/30/10
--------------------------------------------------------------------------------

AVERAGE ANNUAL                 SIX       ONE       FIVE         TEN
TOTAL RETURNS                MONTHS     YEAR     YEARS(1)    YEARS(1)
---------------------------------------------------------------------
After Portfolio operating
  expenses                   -2.88%    12.85%      1.34%      -0.46%




(After Portfolio operating expenses)


(LINE GRAPH)

                                                         MAINSTAY VP
                                                       INCOME BUILDER    MSCI WORLD    RUSSELL 1000(R)     INCOME BUILDER
                                                          PORTFOLIO         INDEX           INDEX         COMPOSITE INDEX
                                                       --------------    ----------    ---------------    ---------------
06/30/00                                                    10000           10000           10000              10000
06/30/01                                                     8508            7970            8505               9456
06/30/02                                                     7370            6758            6984               9114
06/30/03                                                     7551            6597            7050               9523
06/30/04                                                     8376            8181            8424              10636
06/30/05                                                     8930            9003            9091              11547
06/30/06                                                     9480           10527            9917              12450
06/30/07                                                    10860           13010           11943              14268
06/30/08                                                    10081           11621           10467              14003
06/30/09                                                     8460            8193            7673              12255
06/30/10                                                     9547            9029            8842              13513
                                                       BARCLAYS CAPITAL
                                                        U.S. AGGREGATE
                                                          BOND INDEX
                                                       ----------------
06/30/00                                                     10000
06/30/01                                                     11123
06/30/02                                                     12082
06/30/03                                                     13339
06/30/04                                                     13382
06/30/05                                                     14292
06/30/06                                                     14177
06/30/07                                                     15044
06/30/08                                                     16116
06/30/09                                                     17091
06/30/10                                                     18714




BENCHMARK PERFORMANCE                                                                   SIX       ONE      FIVE       TEN
                                                                                      MONTHS     YEAR      YEARS     YEARS
MSCI World Index(3)                                                                   -9.84%    10.20%     0.06%    -1.02%
Russell 1000(R) Index(3)                                                              -6.40     15.24     -0.56     -1.22
Income Builder Composite Index(3)                                                     -2.28     10.26      3.19      3.06
Barclays Capital U.S. Aggregate Bond Index(3)                                          5.33      9.50      5.54      6.47
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio(4)    -4.37     13.37      1.42      1.20






1. Performance figures shown for the five-year and ten-year periods ended June 30, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the average annual total returns would have been 1.56% and -0.23% for Initial Class shares and 1.31% and -0.48% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports. The Portfolio selected the MSCI World Index in replacement of the Russell 1000(R) Index in connection with a change in subadvisor.
4. The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance.


M-196    MainStay VP Income Builder Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP INCOME BUILDER PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2010, to June 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2010, to June 30, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     1/1/10         6/30/10       PERIOD(1)         6/30/10        PERIOD(1)
INITIAL CLASS SHARES          $1,000.00        $972.40         $3.23          $1,021.50         $3.31
-------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES          $1,000.00        $971.20         $4.45          $1,020.30         $4.56
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.66% for Initial Class and 0.91% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-197

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010 (UNAUDITED)

(COMPOSITION PIE CHART)

Common Stocks                                   45.9
Corporate Bonds                                 27.0
Convertible Bonds                                7.7
Short-Term Investment                            7.5
Asset-Backed Securities                          2.4
Yankee Bonds                                     2.3
Loan Assignments & Participations                1.9
Convertible Preferred Stocks                     1.4
Mortgage-Backed Securities                       1.2
Other Assets, Less Liabilities                   1.5
Foreign Bond                                     0.9
U.S. Government & Federal Agencies               0.6
Foreign Government Bonds                         0.1
Preferred Stock                                  0.0
Warrants                                         0.0
Futures Contracts                               (0.4)




 See Portfolio of Investments beginning on page M-203 for specific holdings within these categories.


++ Less than one-tenth of a percent.

TOP TEN HOLDINGS OR ISSUERS HELD AS OF JUNE 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  Frontier Communications Corp., 7.875%-8.125%, due
        10/1/18-1/15/27
    2.  Energy Future Holdings Corp., 11.25%, due 11/1/17
    3.  SunGard Data Systems, Inc., 10.25%, due 8/15/15
    4.  Novelis, Inc., 7.25%, due 2/15/15
    5.  MGM Mirage, Inc., 7.50%, due 6/1/16
    6.  K Hovnanian Enterprises, Inc., 10.625%, due 10/15/16
    7.  USG Corp., 6.30%-7.75%, due 11/15/16-1/15/18
    8.  Amgen, Inc., 0.375%-5.85%, due 2/1/13-6/1/17
    9.  Linn Energy LLC, 8.625%, due 4/15/20
   10.  Nestle S.A. Registered





M-198    MainStay VP Income Builder Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY LOUIS N. COHEN, GARY GOODENOUGH, JAMES RAMSAY, CFA, DAN ROBERTS, PHD, MICHAEL KIMBLE AND TAYLOR WAGENSEIL OF MACKAY SHIELDS LLC ("MACKAY SHIELDS"), THE PORTFOLIO'S CO-SUBADVISOR, AND WILLIAM W. PRIEST, CFA, ERIC SAPPENFIELD AND MICHAEL A. WELHOELTER, CFA, OF EPOCH INVESTMENT PARTNERS, INC. ("EPOCH") THE PORTFOLIO'S CO-SUBADVISOR.

HOW DID MAINSTAY VP INCOME BUILDER PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2010?

For the six months ended June 30, 2010, MainStay VP Income Builder Portfolio returned -2.76% for Initial Class shares and -2.88% for Service Class shares. Over the same period, both share classes outperformed the -4.37% return of the average Lipper(1) Variable Products Mixed-Asset Target Allocation Growth Portfolio, the -9.84% return of the MSCI World Index(1) and the -6.40% return of the Russell 1000(R) Index.(1) Both share classes underperformed the -2.28% return of the Income Builder Composite Index(1) for the six months ended June 30, 2010. The MSCI World Index is the Portfolio's broad-based securities-market index.

DURING THE REPORTING PERIOD, WHAT FACTORS AFFECTED THE RELATIVE PERFORMANCE OF THE EQUITY PORTION OF THE PORTFOLIO?

Global equity markets were very weak in the second quarter of 2010, following positive performance in the first quarter. The equity portion of the Portfolio outperformed the MSCI World Index because we selected better-performing stocks. We achieved these results even though the macroeconomic headwinds of a struggling U.S. economy, a troubling European sovereign-funding environment and an overheating Chinese economy generally overwhelmed positive corporate operating results. Defensive sectors (such as telecommunication services, utilities and consumer staples) and higher-quality companies (those in which the equity portion of the Portfolio invests) had relatively better returns, while cyclical and interest-rate-sensitive sectors fell sharply. During the reporting period, energy, financials and materials all recorded weak returns. The Portfolio's investment in foreign currency forward contracts increased the Portfolio's relative performance by approximately 1.23% and the Portfolio's investments in equity index futures contracts detracted from the Portfolio's relative performance by approximately 1.82%.

DURING THE REPORTING PERIOD, WHICH SECTORS IN THE EQUITY PORTION OF THE PORTFOLIO MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S RELATIVE PERFORMANCE AND WHICH SECTORS WERE PARTICULARLY WEAK?

During the reporting period, all sectors provided negative total returns. With that in mind, the sectors in the equity portion of the Portfolio that made the strongest contributions to the Portfolio's performance relative to the MSCI World Index were consumer staples, financials and utilities. Within the equity portion of the Portfolio, an overweight position in consumer staples helped relative performance, as the sector outperformed the benchmark. Stock selection in the sector also contributed positively during the reporting period. The equity portion of the Portfolio benefited from an underweight position in financials (a sector that showed weak performance) and from stock selection that contributed positively to the Portfolio's relative performance. The equity portion of the Portfolio was overweight in utilities (another sector that outperformed the benchmark) and benefited from strong stock selection.

During the reporting period, the sectors in the equity portion of the Portfolio that made the weakest contributions to the Portfolio's performance relative to the MSCI World Index were industrials, consumer discretionary and telecommunication services. The equity portion of the Portfolio held an underweight position in the industrials sector (a sector that performed relatively well in the benchmark) and stock selection in the sector was relatively poor. The equity portion of the Portfolio held an underweight position in consumer discretionary (a sector that did relatively well in the benchmark) and stock selection in the sector was weak. An overweight position in telecommunication services (a sector that lagged the benchmark) detracted from performance, but stock selection in the sector helped the Portfolio's relative performance.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

The stocks that made the strongest contributions to the Portfolio's absolute performance included beverage product distributor Coca-Cola Enterprises,


1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-199
superregional telecommunications services provider Qwest Communications International and owner of the New York Stock Exchange, NYSE Euronext.

Coca-Cola Enterprises benefited when the company received a $13 billion buyout of its U.S. operations. Qwest Communications International advanced when the company was acquired by CenturyLink. NYSE Euronext benefited from volume growth in new products and resulting improved profitability.

Major equity detractors during the reporting period included deep-water drilling-rig operator Diamond Offshore Drilling, Spanish telecommunications company Telefonica and French telecommunications company France Telecom.

Diamond Offshore Drilling's stock fell initially on reduced special dividends. But the stock was further discounted after the BP disaster in the Gulf of Mexico. We continued to own the stock because we believed the high dividend remained well supported by strong cash flows. Telefonica, whose interests range from Spain to other parts of Europe and Latin America, faced pressure from the European sovereign debt crisis and concerns over a large potential acquisition in Latin America. We continued to hold the Portfolio's position. France Telecom, France's incumbent telecommunication services provider, has been affected by incremental competition. (The fourth wireless license was introduced in France late last year.) This did not have a material impact on the company's free cash flow guidance for 2010, which remains between seven and eight billion euros, most of which will be paid to investors as dividends.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the reporting period, the Portfolio acquired a stake in computer company HTC, which makes computer chips for Droid phones. The introduction of new smart phones strengthened the company's cash flow and dividend prospects. The Portfolio also purchased a position in Abbott Laboratories, because we believed the acquisition of Solvay's pharmaceuticals business added more emerging-market growth potential to the company's cash flow.

The Portfolio sold its entire equity stake in oil & gas company BP PLC by April 30, 2010, as questions arose about the company's ability to sustain and grow its dividend as a result of the events in the Gulf of Mexico. We also sold the Portfolio's position in electric company Enel SpA. The company faced ongoing challenges related to a leveraged acquisition in 2008, and suffered when the European sovereign debt crisis affected the company's financial strength.

HOW DID THE PORTFOLIO'S EQUITY SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, the Portfolio's equity exposure to the health care and information technology sectors increased. The passage of health care reform in the U.S. reduced uncertainty regarding future cash flows and dividends. A modest recovery in the personal computer cycle strengthened the free cash generated within the information technology sector.

As the positive effects of global government stimulus faded, we reduced exposure to the consumer discretionary and energy sectors.

HOW WAS THE EQUITY PORTION OF THE PORTFOLIO POSITIONED AT THE END OF JUNE 2010, AND HOW DID THIS POSITIONING AFFECT THE PORTFOLIO'S PERFORMANCE?

The equity portion of the Portfolio was positioned defensively, and as of June 30, 2010, it continued to hold overweight positions in telecommunication services and utilities as well as consumer staples. As of the same date, the Portfolio continued to hold significantly underweight positions in the financials and consumer discretionary sectors.

At the end of the reporting period, we saw challenges emerging from a slowing U.S. economy and ongoing uncertainty in Europe and China.

WHAT FACTORS AFFECTED THE FIXED-INCOME PORTION OF THE PORTFOLIO DURING THE REPORTING PERIOD?

The financial markets were volatile during the first six months of 2010. The overall tone was generally positive as risk assets--the largest overweight position in the fixed-income portion of the Portfolio--rallied until April, when the European sovereign debt crisis came to a head. This crisis had a severe impact on global financial markets. Although the U.S. high-yield market held on to gains in April, it faced a setback in May as the broader market declined. Indeed, the 554 basis point spread(2) at which the high-yield market closed on April 20, 2010, turned out to be the tightest point during the reporting period. Even with a modest rally in June, high-yield spreads still ended the first half of 2010 at over 700 basis points, levels last seen in late 2009.


2. A basis point is one-hundredth of a percentage point. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

M-200    MainStay VP Income Builder Portfolio

Investors rather quickly concluded that Germany, France and the European Central Bank would not permit the European Union or the euro to unravel and would take whatever steps were necessary to prevent an overall financial collapse. Even so, the longer-term impact on global growth and confidence was less certain.

As these uncertainties settled over the market in May and June, the sustainability of the economic recovery was called more frequently into question, and fears of a second major decline seemed to dominate the market. In this environment, risk assets suffered. Bonds rated CCC and lower(3) trailed the broader market substantially in May and June. While there was some positive economic news over this period, including decent first-quarter growth in gross domestic product (GDP), the data generally wasn't positive enough to inspire renewed confidence. The market was particularly disappointed with U.S. employment reports in May and June, with the implications of fiscal austerity measures in Europe, and with the prospect of slower growth in China. The ongoing oil spill in the Gulf of Mexico, while expected to have only a modest economic impact, also contributed to negative market sentiment.

With the loss in May, the high-yield market finally broke its remarkable 14-month run of positive returns, and market tone and technicals deteriorated. Retail mutual fund flows turned negative in May, wiping out the inflows from earlier in the year, while high-yield new issuance, which had been robust through April, slowed to a trickle as the first half ended.

WHAT FACTORS AFFECTED THE FIXED-INCOME PORTION OF THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Portfolio's fixed-income performance relative to its peers and its benchmark resulted largely from our overweight position in risk assets. This positioning gave the Portfolio a beta(4) that was above that of the Barclays Capital U.S. Aggregate Bond Index,(1) the Portfolio's fixed-income benchmark, and contributed to the Portfolio's outperformance of this benchmark and the MSCI World Index. This was accomplished in the fixed-income portion of the Portfolio through allocations to high-yield securities, an overweight position in non-agency mortgages and financials, and a duration that was lower than that of the benchmark. We also believe that the beta of the fixed-income portion of the Portfolio was above that of the Portfolio's peers and helped the Portfolio outperform its peers during the reporting period.

HOW DID YOU MANAGE THE DURATION OF THE FIXED-INCOME PORTION OF THE PORTFOLIO DURING THE REPORTING PERIOD?

The Portfolio's duration was lower than that of the Barclays Capital U.S. Aggregate Bond Index, the Portfolio's fixed-income benchmark, because we had a higher allocation to shorter-duration bonds. Additionally, the fixed-income portion of the Portfolio held bonds that would increase the credit beta of the Portfolio. These bonds tended to have a lower correlation to Treasurys and therefore lower interest-rate sensitivity.

WHAT FACTORS INFLUENCED YOUR DECISIONS FOR THE FIXED-INCOME PORTION OF THE PORTFOLIO DURING THE REPORTING PERIOD?

We decided that the Federal Open Market Committee's accommodative monetary policy indicated that the rally in higher-beta securities would continue. During the early part of the reporting period, we tried to increase the credit beta of the Portfolio. However, we reached a point where we felt comfortable maintaining our beta positioning as the economy continued to recover. As mentioned above, we believe that the Portfolio's beta enabled it to outperform the market and the Portfolio's peers during the reporting period.

DURING THE REPORTING PERIOD, WHICH ISSUERS WERE THE LARGEST POSITIVE FIXED-INCOME CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH ISSUERS WERE THE GREATEST DECTRACTORS?

On an absolute basis, the issuers that were the largest positive contributors to the Portfolio's fixed-income performance were software company Sybase, insurance company American General Finance and diversified financial services company General Electric Capital. During the reporting period, we sold the Portfolio's position in Sybase on the belief that it had run its course and would not see any further increase

3. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
4. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

                                                mainstayinvestments.com    M-201
in value. American General is a subsidiary of AIG and its bonds performed well in the first half of 2010, along with the bonds of other financial and insurance companies. During the reporting period, the general perception among industry analysts was that operations at AIG and American General Finance were stabilizing. This perception increased the value of the companies' bonds dramatically relative to the depressed levels the bonds had recently experienced. General Electric rose on investor awareness that the economic picture was improving, which would benefit the company's business model and add stability to its financial subsidiary, General Electric Capital.

The issuers in the fixed-income portion of the Portfolio that made the most significant negative contributions to absolute performance during the reporting period were software company Microsoft and machinery company Danaher. Microsoft fell along with its sector. Information technology was the weakest-performing sector during the reporting period. Danaher's bonds underperformed primarily because of the company's merger and acquisition strategy and prospects for organic growth in the current economic environment.

DID THE FIXED-INCOME PORTION OF THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the first six months of 2010, our purchases focused on increasing the beta of the fixed-income portion of the Portfolio through higher-yielding securities. The most significant purchases for the Portfolio were securities of electric company Energy Future Holdings, computer company Sungard Data Systems, and hotels, restaurants & leisure company MGM Mirage. We purchased Energy Future Holdings because we believed that it was a good company, and although the bonds were distressed at the time of purchase, they had more upside potential than downside risk. We believed that Sungard Data Systems was trading at inexpensive levels for a good-quality, highly leveraged company that was more stable than most of its peers. We felt that MGM Mirage bonds were attractive for their low-price, high beta, and positive risk/reward characteristics.

The largest sales for the fixed-income portion of the Portfolio other than Treasurys and mortgages were energy equipment & services company Schlumberger, beverage company Anheuser-Busch Inbev Worldwide and chemical manufacturer Dow Chemical. We lowered the Portfolio's exposure to these investment-grade issuers to fund purchases of higher credit-beta positions for the Portfolio.

HOW DID SECTOR WEIGHTINGS CHANGE IN THE FIXED-INCOME PORTION OF THE PORTFOLIO DURING THE REPORTING PERIOD?

During the six months ended June 30, 2010, we increased the Portfolio's exposure to higher credit-beta bonds. Specifically, we focused on increasing fixed-income allocations to financials, high-yield securities and non-agency mortgages. We raised capital to provide for these purchases by decreasing the Portfolio's exposure to investment-grade bonds and non-U.S. debt.

HOW WAS THE FIXED-INCOME PORTION OF THE PORTFOLIO POSITIONED AT THE END OF JUNE 2010, AND HOW DID THIS POSITIONING AFFECT THE PORTFOLIO'S PERFORMANCE?

As of June 30, 2010, the Portfolio held overweight positions relative to the Barclays Capital U.S. Aggregate Bond Index in high-yield bonds, financials and non-agency mortgages. These overweight positions helped the Portfolio's performance during the first four months of 2010 and hindered the Portfolio during May and June. During rallies, risk assets have led the way and the Portfolio's allocation to high-yield bonds and its overweight fixed-income position in financials provided significant benefits to the Portfolio. When the markets pulled back on concerns about the European sovereign debt crisis, however, this positioning detracted from the Portfolio's results. As of June 30, 2010, the Portfolio was underweight U.S. Treasurys, agency mortgages and agency debentures.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Income Builder Portfolio on this page and the preceding pages has not been audited.

M-202    MainStay VP Income Builder Portfolio

PORTFOLIO OF INVESTMENTS+++ JUNE 30, 2010 UNAUDITED


                                    PRINCIPAL
                                       AMOUNT         VALUE
LONG-TERM BONDS 44.1%+
ASSET-BACKED SECURITIES 2.4%
-----------------------------------------------------------

AIRLINES 0.2%
Continental Airlines, Inc.
  Series A
  7.25%, due 11/10/19       $         450,000  $    479,250
                                               ------------


HOME EQUITY 2.2%
Citicorp Residential
  Mortgage Securities,
  Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (a)             171,420       171,732
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (a)             326,821       328,051
GSAA Home Equity Trust
  Series 2006-14, Class A1
  0.397%, due 9/25/36 (b)           3,544,337     1,632,603
JP Morgan Mortgage
  Acquisition Corp.
  Series 2007-HE1, Class
  AF1
  0.447%, due 3/25/47 (b)             833,048       563,150
Master Asset Backed
  Securities Trust
  Series 2006-HE4, Class
  A1
  0.397%, due 11/25/36 (b)            741,273       529,907
Merrill Lynch Mortgage
  Investors Trust
  Series 2007-MLN1, Class
  A2A
  0.457%, due 3/25/37 (b)           1,820,641     1,144,821
Soundview Home Equity Loan
  Trust
  Series 2006-EQ2, Class
  A2
  0.457%, due 1/25/37 (b)           1,392,286     1,087,262
                                               ------------
                                                  5,457,526
                                               ------------
Total Asset-Backed
  Securities
  (Cost $6,304,443)                               5,936,776
                                               ------------


CONVERTIBLE BONDS 7.7%
-----------------------------------------------------------

AEROSPACE & DEFENSE 0.2%
L-3 Communications Corp.
  3.00%, due 8/1/35                   292,000       293,460
Triumph Group, Inc.
  2.625%, due 10/1/26                 217,000       283,728
                                               ------------
                                                    577,188
                                               ------------

AUTO PARTS & EQUIPMENT 0.4%
BorgWarner, Inc.
  3.50%, due 4/15/12                  834,000     1,080,030
                                               ------------


BIOTECHNOLOGY 0.4%
V  Amgen, Inc.
  0.375%, due 2/1/13                1,049,000     1,041,132
                                               ------------


COAL 0.1%
Peabody Energy Corp.
  4.75%, due 12/15/66                 187,000       183,260
                                               ------------



COMMERCIAL SERVICES 0.1%
Alliance Data Systems
  Corp.
  1.75%, due 8/1/13                   193,000       187,693
                                               ------------


COMPUTERS 0.5%
EMC Corp.
  1.75%, due 12/1/11                  972,000     1,184,625
                                               ------------


ELECTRICAL COMPONENTS & EQUIPMENT 0.1%
General Cable Corp.
  0.875%, due 11/15/13                206,000       180,250
                                               ------------


ELECTRONICS 0.4%
Fisher Scientific
  International, Inc.
  3.25%, due 3/1/24                   687,000       873,349
TTM Technologies, Inc.
  3.25%, due 5/15/15                  201,000       181,402
                                               ------------
                                                  1,054,751
                                               ------------

ENERGY--ALTERNATE SOURCES 0.3%
Covanta Holding Corp.
  1.00%, due 2/1/27                   637,000       594,003
                                               ------------


HOUSEWARES 0.4%
Newell Rubbermaid, Inc.
  5.50%, due 3/15/14                  542,000       987,118
                                               ------------


IRON & STEEL 0.7%
Allegheny Technologies,
  Inc.
  4.25%, due 6/1/14                   877,000     1,132,426
ArcelorMittal
  5.00%, due 5/15/14                  278,000       325,607
Steel Dynamics, Inc.
  5.125%, due 6/15/14                 134,000       144,553
United States Steel Corp.
  4.00%, due 5/15/14                  112,000       157,220
                                               ------------
                                                  1,759,806
                                               ------------



+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings or issuers held as of June 30, 2010,

  excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-203

                                    PRINCIPAL
                                       AMOUNT         VALUE
CONVERTIBLE BONDS (CONTINUED)
LEISURE TIME 0.4%
Carnival Corp.
  2.00%, due 4/15/21        $       1,008,000  $  1,048,320
                                               ------------


MINING 0.5%
Alcoa, Inc.
  5.25%, due 3/15/14                   52,000        89,050
Newmont Mining Corp.
  1.25%, due 7/15/14                  854,000     1,221,220
                                               ------------
                                                  1,310,270
                                               ------------


MISCELLANEOUS--MANUFACTURING 0.9%
Danaher Corp.
  (zero coupon), due
  1/22/21                           1,034,000     1,123,182
Ingersoll-Rand Co.
  4.50%, due 4/15/12                   80,000       157,600
Textron, Inc.
  4.50%, due 5/1/13                   630,000       915,075
                                               ------------
                                                  2,195,857
                                               ------------

OIL & GAS 0.3%
Chesapeake Energy Corp.
  2.50%, due 5/15/37                  506,000       396,577
St. Mary Land &
  Exploration Co.
  3.50%, due 4/1/27                   315,000       334,688
                                               ------------
                                                    731,265
                                               ------------

OIL & GAS SERVICES 0.8%
Cameron International
  Corp.
  2.50%, due 6/15/26                1,070,000     1,203,750
Core Laboratories, L.P.
  0.25%, due 10/31/11                 444,000       710,955
                                               ------------
                                                  1,914,705
                                               ------------

PHARMACEUTICALS 0.9%
ALZA Corp.
  (zero coupon), due
  7/28/20                           1,113,000       975,266
Teva Pharmaceutical
  Finance Co. B.V.
  Series D
  1.75%, due 2/1/26                 1,166,000     1,340,900
                                               ------------
                                                  2,316,166
                                               ------------

RETAIL 0.1%
Costco Wholesale Corp.
  (zero coupon), due
  8/19/17                             242,000       302,500
                                               ------------


SEMICONDUCTORS 0.1%
Microchip Technology, Inc.
  2.125%, due 12/15/37                120,000       117,300
ON Semiconductor Corp.
  2.625%, due 12/15/26                212,000       199,545
                                               ------------
                                                    316,845
                                               ------------

SOFTWARE 0.1%
SYNNEX Corp.
  4.00%, due 5/15/18 (c)               93,000       101,254
                                               ------------
Total Convertible Bonds
  (Cost $19,303,578)                             19,067,038
                                               ------------


CORPORATE BONDS 27.0%
-----------------------------------------------------------

AEROSPACE & DEFENSE 0.6%
BAE Systems Holdings, Inc.
  5.20%, due 8/15/15 (c)            1,325,000     1,420,986
                                               ------------


AGRICULTURE 0.1%
Lorillard Tobacco Co.
  6.875%, due 5/1/20                  165,000       167,612
                                               ------------


AIRLINES 1.8%
Continental Airlines, Inc.
  7.875%, due 1/2/20                1,295,211     1,159,214
Delta Air Lines, Inc.
  11.75%, due 3/15/15 (c)           1,860,000     1,985,550
Northwest Airlines, Inc.
  7.027%, due 11/1/19               1,517,477     1,441,603
                                               ------------
                                                  4,586,367
                                               ------------

AUTO MANUFACTURERS 0.1%
Ford Motor Co.
  6.625%, due 10/1/28                 500,000       395,000
                                               ------------


BANKS 1.4%
AgriBank FCB
  9.125%, due 7/15/19                 200,000       236,876
BAC Capital Trust VI
  5.625%, due 3/8/35                  800,000       674,006
Bank of America Corp.
  6.50%, due 8/1/16                    50,000        54,111
  8.00%, due 12/29/49 (b)           1,000,000       965,930
Citigroup, Inc.
  8.125%, due 7/15/39                 550,000       656,137
Wells Fargo & Co.
  7.98%, due 3/29/49 (b)              800,000       824,000
                                               ------------
                                                  3,411,060
                                               ------------

BIOTECHNOLOGY 0.6%
V  Amgen, Inc.
  5.85%, due 6/1/17                 1,250,000     1,448,934
                                               ------------




M-204    MainStay VP Income Builder Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    PRINCIPAL
                                       AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
BUILDING MATERIALS 1.2%
U.S. Concrete, Inc.
  8.375%, due 4/1/14 (d)    $         800,000  $    416,000
V  USG Corp.
  6.30%, due 11/15/16               2,265,000     1,953,563
  7.75%, due 1/15/18                  545,000       539,550
                                               ------------
                                                  2,909,113
                                               ------------

CHEMICALS 0.6%
Dow Chemical Co. (The)
  8.55%, due 5/15/19                  240,000       293,787
Hexion U.S. Finance
  Corp./Hexion Nova Scotia
  Finance ULC
  9.75%, due 11/15/14               1,395,000     1,318,275
                                               ------------
                                                  1,612,062
                                               ------------

COMMERCIAL SERVICES 0.9%
Avis Budget Car Rental LLC
  7.625%, due 5/15/14                 390,000       375,375
  9.625%, due 3/15/18 (c)           1,010,000     1,020,100
Quebecor World, Inc.
  (Litigation Recovery
  Trust--Escrow Shares)
  9.75%, due 1/15/49
  (e)(f)(g)                            70,000         3,640
United Rentals North
  America, Inc.
  9.25%, due 12/15/19                 745,000       750,588
                                               ------------
                                                  2,149,703
                                               ------------

COMPUTERS 1.3%
V  SunGard Data Systems,
  Inc.
  10.25%, due 8/15/15               2,760,000     2,849,700
Unisys Corp.
  14.25%, due 9/15/15 (c)             280,000       323,400
                                               ------------
                                                  3,173,100
                                               ------------

DIVERSIFIED FINANCIAL SERVICES 1.6%
Cantor Fitzgerald, L.P.
  7.875%, due 10/15/19 (c)            800,000       827,764
CIT Group, Inc.
  7.00%, due 5/1/14                   600,000       565,500
Citigroup, Inc.
  8.50%, due 5/22/19                  102,500       122,193
GE Capital Trust II
  5.50%, due 9/15/67        E         410,000       416,136
General Electric Capital
  Corp.
  6.50%, due 9/15/67 (b)              490,000       639,863
JPMorgan Chase & Co.
  7.90%, due 4/29/49 (b)    $       1,300,000     1,339,949
                                               ------------
                                                  3,911,405
                                               ------------

ELECTRIC 1.4%
Ameren Energy Generating
  Co.
  6.30%, due 4/1/20                   120,000       122,143
V  Energy Future Holdings
  Corp.
  11.25%, due 11/1/17 (h)           5,268,200     3,424,330
                                               ------------
                                                  3,546,473
                                               ------------

ENTERTAINMENT 0.3%
Mohegan Tribal Gaming
  Authority
  6.125%, due 2/15/13                 945,000       765,450
                                               ------------


FOOD 0.2%
Smithfield Foods, Inc.
  7.75%, due 7/1/17                   500,000       477,500
                                               ------------


FOREST PRODUCTS & PAPER 0.6%
Boise Cascade LLC
  7.125%, due 10/15/14                860,000       809,475
Boise Paper Holdings
  LLC/Boise Co-Issuer Co.
  8.00%, due 4/1/20 (c)               600,000       598,500
                                               ------------
                                                  1,407,975
                                               ------------

HEALTH CARE--PRODUCTS 0.5%
Bausch & Lomb, Inc.
  9.875%, due 11/1/15               1,345,000     1,381,988
                                               ------------


HEALTH CARE--SERVICES 0.1%
CIGNA Corp.
  8.50%, due 5/1/19                   135,000       170,113
                                               ------------


HOME BUILDERS 1.5%
V  K Hovnanian
  Enterprises, Inc.
  10.625%, due 10/15/16             2,670,000     2,670,000
MDC Holdings, Inc.
  5.625%, due 2/1/20                1,100,000     1,039,622
                                               ------------
                                                  3,709,622
                                               ------------

INSURANCE 3.2%
Allstate Corp. (The)
  6.50%, due 5/15/67 (b)            1,725,000     1,548,187
American General Finance
  Corp.
  6.90%, due 12/15/17               1,350,000     1,074,938
Hartford Financial
  Services Group, Inc.
  (The)
  6.10%, due 10/1/41                1,725,000     1,495,854
Hartford Life, Inc.
  7.65%, due 6/15/27                  245,000       248,005
Liberty Mutual Group, Inc.
  7.80%, due 3/7/87 (c)             1,195,000       979,900


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-205

                                    PRINCIPAL
                                       AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
INSURANCE (CONTINUED)
Pacific Life Insurance Co.
  7.90%, due 12/30/23 (c)   $       1,000,000  $  1,189,052
Progressive Corp. (The)
  6.70%, due 6/15/67 (b)            1,450,000     1,355,750
                                               ------------
                                                  7,891,686
                                               ------------

LODGING 1.1%
V  MGM Mirage, Inc.
  7.50%, due 6/1/16                 3,470,000     2,732,625
                                               ------------


MEDIA 2.2%
Cequel Communications
  Holdings/LLC and Cequel
  Capital Corp.
  8.625%, due 11/15/17 (c)          1,475,000     1,469,469
Clear Channel
  Communications, Inc.
  5.50%, due 12/15/16               4,390,000     2,107,200
  6.875%, due 6/15/18               1,010,000       489,850
Comcast Corp.
  5.70%, due 7/1/19                   800,000       879,430
Morris Publishing Group
  LLC
  10.00%, due 9/1/14
  (f)(h)                               16,541        15,631
NBC Universal, Inc.
  5.15%, due 4/30/20 (c)               55,000        57,364
Time Warner Cable, Inc.
  8.25%, due 2/14/14                  200,000       236,409
Time Warner, Inc.
  7.70%, due 5/1/32                   115,000       138,694
Ziff Davis Media, Inc.
  8.788%, due 7/15/11
  (b)(f)(g)(h)                         13,556         4,196
                                               ------------
                                                  5,398,243
                                               ------------

MINING 0.4%
Alcoa, Inc.
  5.90%, due 2/1/27                   440,000       387,067
Century Aluminum Co.
  8.00%, due 5/15/14                  606,000       571,155
                                               ------------
                                                    958,222
                                               ------------

MISCELLANEOUS--MANUFACTURING 0.7%
Amsted Industries, Inc.
  8.125%, due 3/15/18 (c)           1,400,000     1,396,500
GE Capital Trust I
  6.375%, due 11/15/67 (b)            440,000       409,200
                                               ------------
                                                  1,805,700
                                               ------------
OFFICE EQUIPMENT/SUPPLIES 0.1%
Xerox Corp.
  8.25%, due 5/15/14                  270,000       316,479
                                               ------------

OIL & GAS 1.8%
ConocoPhillips
  6.50%, due 2/1/39                 1,000,000     1,207,619
V  Linn Energy LLC
  8.625%, due 4/15/20 (c)           2,405,000     2,462,119
Pemex Project Funding
  Master Trust 6.625%, due
  6/15/35                              75,000        77,142
Pride International, Inc.
  8.50%, due 6/15/19                  655,000       679,562
                                               ------------
                                                  4,426,442
                                               ------------

OIL & GAS SERVICES 0.2%
Basic Energy Services,
  Inc.
  7.125%, due 4/15/16                 500,000       415,000
                                               ------------


PIPELINES 0.4%
NGPL Pipeco LLC
  7.119%, due 12/15/17 (c)            390,000       371,965
ONEOK, Inc.
  6.00%, due 6/15/35                  130,000       122,571
Panhandle Eastern Pipeline
  Co., L.P.
  6.20%, due 11/1/17                  430,000       442,600
Williams Partners, L.P.
  3.80%, due 2/15/15 (c)              100,000       100,649
                                               ------------
                                                  1,037,785
                                               ------------

REAL ESTATE INVESTMENT TRUSTS 0.1%
ProLogis
  7.375%, due 10/30/19                200,000       195,874
                                               ------------


RETAIL 0.0%++
CVS Caremark Corp.
  5.789%, due 1/10/26
  (c)(g)                               61,507        61,628
                                               ------------


TELECOMMUNICATIONS 1.4%
V  Frontier Communications
  Corp.
  7.875%, due 1/15/27               1,350,000     1,218,375
  8.125%, due 10/1/18               2,375,000     2,360,156
                                               ------------
                                                  3,578,531
                                               ------------

TRANSPORTATION 0.6%
KAR Holdings, Inc.
  8.75%, due 5/1/14                 1,625,000     1,633,125
                                               ------------
Total Corporate Bonds
  (Cost $66,482,671)                             67,095,803
                                               ------------




M-206    MainStay VP Income Builder Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    PRINCIPAL
                                       AMOUNT         VALUE

FOREIGN BOND 0.9%
-----------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES 0.9%
Northern Rock Asset
  Management PLC
  9.375%, due 10/17/21       L      2,000,000  $  2,211,269
                                               ------------
Total Foreign Bond
  (Cost $2,151,903)                               2,211,269
                                               ------------


FOREIGN GOVERNMENT BONDS 0.1%
-----------------------------------------------------------

FOREIGN SOVEREIGN 0.1%
Republic of Panama
  9.375%, due 4/1/29        $         105,000       145,425
Republic of Venezuela
  6.00%, due 12/9/20                  217,000       114,468
                                               ------------
Total Foreign Government
  Bonds
  (Cost $279,955)                                   259,893
                                               ------------


LOAN ASSIGNMENTS & PARTICIPATIONS 1.9% (I)
-----------------------------------------------------------


AEROSPACE & DEFENSE 0.9%
Hawker Beechcraft
  Acquisition Co. LLC
  Term Loan
  2.397%, due 3/26/14               2,584,833     2,082,944
LC Facility Deposits
  2.633%, due 3/26/14                 154,004       124,101
                                               ------------
                                                  2,207,045
                                               ------------

CHEMICALS 0.2%
Lyondell Chemical Co.
  Exit Term Loan
  5.50%, due 4/8/16                   600,000       602,430
                                               ------------


MACHINERY 0.0%++
BHM Technologies LLC
  Exit Term Loan B
  8.50%, due 9/30/13
  (f)(g)                               31,829         1,671
                                               ------------


PACKAGING & CONTAINERS 0.2%
Reynolds Group Holdings,
  Inc.
  Incremental Term Loan
  5.75%, due 5/5/16                   400,000       396,333
                                               ------------


UTILITIES 0.6%
Calpine Corp.
  1st Priority Term Loan
  3.461%, due 3/29/14               1,750,000     1,598,090
                                               ------------
Total Loan Assignments &
  Participations
  (Cost $5,036,639)                               4,805,569
                                               ------------


MORTGAGE-BACKED SECURITIES 1.2%
-----------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 1.2%
Banc of America Commercial
  Mortgage, Inc.
  Series 2007-2, Class A4
  5.867%, due 4/10/49 (b)             290,000       289,612
Bayview Commercial Asset
  Trust Series 2006-4A,
  Class A1
  0.577%, due 12/25/36
  (b)(c)(f)                           209,020       152,815
Bear Stearns Commercial
  Mortgage Securities
  Series 2005-PW10, Class
  A4
  5.405%, due 12/11/40                130,000       136,651
  Series 2007-PW16, Class
  A4
  5.907%, due 6/11/40 (b)             290,000       295,108
Citigroup Commercial
  Mortgage Trust
  Series 2008-C7, Class A4
  6.297%, due 12/10/49 (b)            150,000       154,073
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (c)            480,000       507,427
Morgan Stanley Capital I
  Series 2007-IQ15, Class
  A4
  6.076%, due 6/11/49 (b)             200,000       203,120
Mortgage Equity Conversion
  Asset Trust Series 2007-
  FF2, Class A
  0.82%, due 2/25/42
  (b)(c)(f)(g)                        476,740       462,676
Timberstar Trust Series
  2006-1, Class A
  5.668%, due 10/15/36 (c)            160,000       174,232
WaMu Mortgage Pass Through
  Certificates
  Series 2006-AR14, Class
  1A1
  5.544%, due 11/25/36 (b)            807,917       705,996
                                               ------------
Total Mortgage-Backed
  Securities
  (Cost $2,864,192)                               3,081,710
                                               ------------


U.S. GOVERNMENT & FEDERAL AGENCIES 0.6%
-----------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITY) 0.2%
  6.00%, due 4/1/37                   480,164       517,931
                                               ------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-207

                                    PRINCIPAL
                                       AMOUNT         VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
UNITED STATES TREASURY BONDS 0.4%
  4.375%, due 11/15/39      $         800,000  $    863,625
  4.375%, due 5/15/40                 150,000       162,234
                                               ------------
                                                  1,025,859
                                               ------------
Total U.S. Government &
  Federal Agencies
  (Cost $1,397,947)                               1,543,790
                                               ------------


YANKEE BONDS 2.3% (J)
-----------------------------------------------------------

BANKS 0.3%
Lloyds TSB Bank PLC
  4.375%, due 1/12/15 (c)             200,000       192,692
Royal Bank of Scotland PLC
  (The)
  4.875%, due 8/25/14 (c)             310,000       310,903
UBS A.G.
  3.875%, due 1/15/15                 150,000       149,257
                                               ------------
                                                    652,852
                                               ------------

BUILDING MATERIALS 0.0%++
Asia Aluminum Holdings,
  Ltd.
  8.00%, due 12/23/11
  (c)(d)(f)                           440,000        66,000
                                               ------------


DIVERSIFIED FINANCIAL SERVICES 0.1%
Irish Life & Permanent
  Group Holdings PLC
  3.60%, due 1/14/13 (c)              100,000        99,077
                                               ------------


INSURANCE 0.1%
Nippon Life Insurance Co.
  4.875%, due 8/9/10 (c)              250,000       250,601
                                               ------------


MINING 1.1%
V  Novelis, Inc.
  7.25%, due 2/15/15                2,885,000     2,784,025
                                               ------------


MISCELLANEOUS--MANUFACTURING 0.6%
Bombardier, Inc.
  7.75%, due 3/15/20 (c)            1,400,000     1,452,500
                                               ------------



OIL & GAS 0.1%
Gazprom International S.A.
  7.201%, due 2/1/20 (c)              191,526       197,750
TNK-BP Finance S.A.
  7.50%, due 7/18/16 (c)              100,000       103,500
                                               ------------
                                                    301,250
                                               ------------
Total Yankee Bonds
  (Cost $5,856,231)                               5,606,305
                                               ------------
Total Long-Term Bonds
  (Cost $109,677,559)                           109,608,153
                                               ------------



                                       SHARES

COMMON STOCKS 45.9%
-----------------------------------------------------------

AEROSPACE & DEFENSE 1.0%
BAE Systems PLC                       208,600       969,092
Meggitt PLC                           302,250     1,402,224
                                               ------------
                                                  2,371,316
                                               ------------

AGRICULTURE 3.8%
Altria Group, Inc.                    108,100     2,166,324
British American Tobacco
  PLC                                  18,250       577,883
Imperial Tobacco Group PLC             73,650     2,053,530
Lorillard, Inc.                        26,050     1,875,079
Philip Morris
  International, Inc.                  45,450     2,083,428
Reynolds American, Inc.                13,450       701,014
                                               ------------
                                                  9,457,258
                                               ------------

AUTO MANUFACTURERS 0.2%
Ford Motor Co. (e)                     52,500       529,200
                                               ------------


BANKS 0.2%
Westpac Banking Corp.                  34,250       604,831
                                               ------------


BEVERAGES 2.5%
Coca-Cola Co. (The)                    11,400       571,368
Coca-Cola Enterprises,
  Inc.                                 30,800       796,488
Diageo PLC, Sponsored ADR
  (k)                                  33,000     2,070,420
InBev N.V.                             45,250     2,173,538
PepsiCo, Inc.                           9,450       575,977
                                               ------------
                                                  6,187,791
                                               ------------

CHEMICALS 1.5%
Air Liquide S.A.                       11,846     1,189,836
BASF A.G.                              19,600     1,069,309
E.I. du Pont de Nemours &
  Co.                                  40,400     1,397,436
                                               ------------
                                                  3,656,581
                                               ------------



M-208    MainStay VP Income Builder Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                       SHARES         VALUE
COMMON STOCKS (CONTINUED)
COMMERCIAL SERVICES 0.2%
Automatic Data Processing,
  Inc.                                 14,650  $    589,809
World Color Press, Inc.
  (e)                                      41           457
                                               ------------
                                                    590,266
                                               ------------

COMPUTERS 0.7%
HTC Corp.                              64,000       849,099
Quanta Computer, Inc.                 505,000       912,867
                                               ------------
                                                  1,761,966
                                               ------------

DISTRIBUTION & WHOLESALE 0.5%
Genuine Parts Co.                      30,700     1,211,115
                                               ------------


DIVERSIFIED FINANCIAL SERVICES 1.1%
CIT Group, Inc. (e)                    28,000       948,080
Citigroup, Inc. (e)                   165,000       620,400
NYSE Euronext                          38,800     1,072,044
                                               ------------
                                                  2,640,524
                                               ------------

ELECTRIC 4.8%
Duke Energy Corp.                      80,100     1,281,600
E.ON A.G. (e)                          34,100       917,964
Fortum Oyj                             24,450       538,247
National Grid PLC                     212,800     1,567,586
NSTAR                                  18,600       651,000
OGE Energy Corp.                       16,050       586,788
Progress Energy, Inc.                  15,350       602,027
SCANA Corp.                            24,250       867,180
Scottish & Southern Energy
  PLC                                  64,450     1,068,433
Southern Co. (The)                     36,350     1,209,728
TECO Energy, Inc.                      93,600     1,410,552
Terna S.p.A.                          160,400       577,666
Westar Energy, Inc.                    26,700       576,987
                                               ------------
                                                 11,855,758
                                               ------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.5%
Emerson Electric Co.                   25,450     1,111,911
                                               ------------


ENGINEERING & CONSTRUCTION 0.4%
Vinci S.A.                             26,850     1,105,630
                                               ------------


ENVIRONMENTAL CONTROLS 0.3%
Waste Management, Inc.                 27,500       860,475
                                               ------------


FOOD 1.8%
H.J. Heinz Co.                         21,200       916,264
Kellogg Co.                            17,600       885,280
V  Nestle S.A. Registered              47,150     2,274,986
Orkla ASA                              73,250       468,885
                                               ------------
                                                  4,545,415
                                               ------------

FOOD SERVICES 0.3%
Compass Group PLC                     111,900       848,985
                                               ------------


GAS 1.6%
Nicor, Inc.                            21,900       886,950
NiSource, Inc.                         98,500     1,428,250
Vectren Corp.                          38,850       919,191
WGL Holdings, Inc.                     23,650       804,809
                                               ------------
                                                  4,039,200
                                               ------------

HEALTH CARE--PRODUCTS 0.8%
Johnson & Johnson                      31,800     1,878,108
                                               ------------


HOUSEHOLD PRODUCTS & WARES 1.1%
Kimberly-Clark Corp.                   25,450     1,543,033
Tupperware Brands Corp.                29,950     1,193,508
                                               ------------
                                                  2,736,541
                                               ------------

INSURANCE 1.8%
Arthur J. Gallagher & Co.              76,850     1,873,603
MetLife, Inc.                          16,050       606,048
Muenchener
  Rueckversicherungs-
  Gesellschaft A.G.
  Registered                            5,950       744,894
SCOR SE                                33,250       635,524
Travelers Cos., Inc. (The)             12,500       615,625
                                               ------------
                                                  4,475,694
                                               ------------

MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc. (f)(g)                           2,893            29
                                               ------------


MEDIA 1.8%
Comcast Corp. Class A                  34,550       567,656
Pearson PLC                           102,750     1,344,595
Shaw Communications, Inc.              60,600     1,091,261
Vivendi S.A.                           75,000     1,517,313
                                               ------------
                                                  4,520,825
                                               ------------

METAL FABRICATE & HARDWARE 0.4%
Assa Abloy AB                          52,300     1,043,133
                                               ------------


MINING 0.3%
BHP Billiton, Ltd.,
  Sponsored ADR (k)                    13,750       852,363
                                               ------------


MISCELLANEOUS--MANUFACTURING 0.4%
Honeywell International,
  Inc.                                 24,450       954,284
                                               ------------


OFFICE EQUIPMENT/SUPPLIES 0.6%
Pitney Bowes, Inc.                     64,950     1,426,302
                                               ------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-209


                                       SHARES         VALUE
COMMON STOCKS (CONTINUED)
OIL & GAS 2.6%
Canadian Oil Sands Trust               22,400  $    567,917
Chevron Corp.                          11,400       773,604
ConocoPhillips                         11,050       542,445
Diamond Offshore Drilling,
  Inc.                                 19,050     1,184,719
ExxonMobil Corp.                       14,800       844,636
Royal Dutch Shell PLC
  Class A, ADR (k)                     25,760     1,293,667
StatoilHydro A.S.A.,
  Sponsored ADR (k)                    25,550       489,283
Total S.A.                             19,200       854,486
                                               ------------
                                                  6,550,757
                                               ------------

PACKAGING & CONTAINERS 0.2%
Bemis Co., Inc.                        22,300       602,100
                                               ------------


PHARMACEUTICALS 2.7%
Abbott Laboratories                    16,850       788,243
AstraZeneca PLC, Sponsored
  ADR (k)                              38,000     1,790,940
Bristol-Myers Squibb Co.               62,200     1,551,268
Merck & Co., Inc.                      42,550     1,487,974
Roche Holding A.G.,
  Genusscheine                          7,160       983,237
                                               ------------
                                                  6,601,662
                                               ------------

PIPELINES 1.1%
Kinder Morgan Energy
  Partners, L.P.                       21,500     1,398,790
Spectra Energy Corp.                   60,600     1,216,242
                                               ------------
                                                  2,615,032
                                               ------------

RETAIL 0.5%
McDonald's Corp.                       10,300       678,461
Next PLC                               19,650       581,487
                                               ------------
                                                  1,259,948
                                               ------------

SAVINGS & LOANS 0.4%
First Niagara Financial
  Group, Inc.                          44,250       554,453
Hudson City Bancorp, Inc.              44,650       546,516
                                               ------------
                                                  1,100,969
                                               ------------

SEMICONDUCTORS 1.2%
Microchip Technology, Inc.             56,750     1,574,245
Taiwan Semiconductor
  Manufacturing Co, Ltd.,
  Sponsored ADR (k)                   147,800     1,442,528
                                               ------------
                                                  3,016,773
                                               ------------

SOFTWARE 1.1%
Microsoft Corp.                        65,100     1,497,951
Oracle Corp.                           51,650     1,108,409
                                               ------------
                                                  2,606,360
                                               ------------

TELECOMMUNICATIONS 6.4%
AT&T, Inc.                             70,800     1,712,652
BCE, Inc.                              74,500     2,173,660
CenturyTel, Inc.                       58,550     1,950,300
France Telecom S.A.                    67,900     1,171,675
Mobistar S.A.                          12,420       656,852
Philippine Long Distance
  Telephone Co., Sponsored
  ADR (k)                              11,800       601,446
Rogers Communications,
  Inc. Class B                         18,100       591,347
Swisscom A.G.                           4,950     1,676,986
Telefonica S.A.                        66,950     1,236,332
Verizon Communications,
  Inc.                                 63,600     1,782,072
Vodafone Group PLC                    796,500     1,650,524
Windstream Corp.                       58,900       621,984
                                               ------------
                                                 15,825,830
                                               ------------

TRANSPORTATION 0.6%
FirstGroup PLC                        257,750     1,394,504
                                               ------------



WATER 0.5%
United Utilities Group PLC            163,850     1,276,806
                                               ------------
Total Common Stocks
  (Cost $116,582,240)                           114,116,242
                                               ------------


CONVERTIBLE PREFERRED STOCKS 1.4%
-----------------------------------------------------------

AUTO MANUFACTURERS 0.7%
Ford Motor Co. Capital
  Trust II
  6.50%                                36,000     1,589,400
                                               ------------


DIVERSIFIED FINANCIAL SERVICES 0.2%
Affiliated Managers Group,
  Inc.
  5.10%                                 8,300       313,740
Citigroup, Inc.
  7.50%                                 1,500       169,500
                                               ------------
                                                    483,240
                                               ------------

INSURANCE 0.4%
MetLife, Inc.
  6.50%                                42,800       995,528
                                               ------------


LEISURE TIME 0.0%++
Callaway Golf Co.
  7.50%                                   600        61,476
                                               ------------


OIL & GAS 0.0%++
Whiting Petroleum Corp.
  6.25%                                   500        96,845
                                               ------------




M-210    MainStay VP Income Builder Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                       SHARES         VALUE
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
TELECOMMUNICATIONS 0.1%
Crown Castle International
  Corp.
  6.25%                                 4,600  $    258,750
                                               ------------
Total Convertible
  Preferred Stocks
  (Cost $3,609,742)                               3,485,239
                                               ------------


PREFERRED STOCK 0.0%++
-----------------------------------------------------------

MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc.
  10.00% (e)(f)(g)                         35             0 (l)
                                               ------------
Total Preferred Stock
  (Cost $0)                                               0 (l)
                                               ------------


                                    NUMBER OF
                                     WARRANTS

WARRANTS 0.0%++
-----------------------------------------------------------

COMMERCIAL SERVICES 0.0%++
World Color Press, Inc.
  Strike Price $13.00
  Expires 7/20/14 (e)                      23            45
  Strike Price $16.30
  Expires 7/20/14 (e)                      23            26
                                               ------------
                                                         71
                                               ------------

MEDIA 0.0%++
ION Media Networks, Inc.
  Expires 12/19/12
  (e)(f)(g)                             4,227            42
                                               ------------
Total Warrants
  (Cost $13)                                            113
                                               ------------


                                    PRINCIPAL
                                       AMOUNT

SHORT-TERM INVESTMENT 7.5%
-----------------------------------------------------------

REPURCHASE AGREEMENT 7.5%
State Street Bank and
  Trust Co. 0.00%, dated
  6/30/10
  due 7/1/10
  Proceeds at Maturity
  $18,616,944
  (Collateralized by
  United States Treasury
  Notes with a rate of
  3.125% and a maturity
  date of
  4/30/17, with a
  Principal Amount of
  $18,070,000 and a Market
  Value of $18,993,377)     $      18,616,944  $ 18,616,944
                                               ------------
Total Short-Term
  Investment
  (Cost $18,616,944)                             18,616,944
                                               ------------
Total Investments
  (Cost $248,486,498) (o)                98.9%  245,826,691

Other Assets, Less
  Liabilities                             1.1     2,834,328
                            -----------------  ------------

Net Assets                              100.0% $248,661,019
                            =================  ============




                           CONTRACTS        UNREALIZED
                                LONG  DEPRECIATION (M)
FUTURES CONTRACTS (0.4%) (N)
------------------------------------------------------

Standard & Poor's 500
  Index
  Mini September 2010            925         $(957,375)
                                             ---------
Total Futures Contracts
  (Settlement Value
  $47,480,250)                               $(957,375)
                                             =========





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Portfolio's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Subprime mortgage investment and other
     asset-backed securities. The total market
     value of the securities at June 30, 2010
     is $499,783, which represents 0.2% of the
     Portfolio's net assets.
(b)  Floating rate--Rate shown is the rate in
     effect at June 30, 2010.
(c)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(d)  Issue in default.
(e)  Non-income producing security.
(f)  Illiquid security. The total market value
     of these securities at June 30, 2010 is
     $706,700, which represents 0.3% of the
     Portfolio's net assets.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-211

(g)  Fair valued security. The total market
     value of these securities at June 30,
     2010 is $533,882, which represents 0.2%
     of the Portfolio's net assets.
(h)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional securities.
(i)  Floating Rate Loan--generally pays
     interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at June 30, 2010. Floating Rate Loans are generally considered restrictive in that the
     Portfolio is ordinarily contractually
     obligated to receive consent from the
     Agent Bank and/or borrower prior to
     disposition of a Floating Rate Loan.
(j)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(k)  ADR--American Depositary Receipt.
(l)  Less than one dollar.
(m)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at June 30,
     2010.
(n)  At June 30, 2010, cash in the amount of
     $4,162,500 is on deposit with broker for futures transactions.
(o)  At June 30, 2010, cost is $248,666,433
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  9,279,371
Gross unrealized depreciation       (12,119,113)
                                   ------------
Net unrealized depreciation        $ (2,839,742)
                                   ------------
                                   ------------



The following abbreviations are used in the above portfolio:
E--Euro
L--British Pound Sterling

The following is a summary of the fair valuations according to the inputs used as of June 30, 2010, for valuing the Portfolio's assets and liabilities.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Long-Term Bonds
  Asset-Backed Securities                     $         --  $  5,936,776      $     --  $  5,936,776
  Convertible Bonds                                     --    19,067,038            --    19,067,038
  Corporate Bonds (b)                                   --    67,026,339        69,464    67,095,803
  Foreign Bond                                          --     2,211,269            --     2,211,269
  Foreign Government Bonds                              --       259,893            --       259,893
  Loan Assignments & Participations (c)                 --     4,803,898         1,671     4,805,569
  Mortgage-Backed Securities (d)                        --     2,619,034       462,676     3,081,710
  U.S. Government & Federal Agencies                    --     1,543,790            --     1,543,790
  Yankee Bonds                                          --     5,606,305            --     5,606,305
                                              ------------  ------------      --------  ------------
Total Long-Term Bonds                                   --   109,074,342       533,811   109,608,153
                                              ------------  ------------      --------  ------------
Common Stocks (e)                              114,116,213            --            29   114,116,242
Convertible Preferred Stocks                     3,485,239            --            --     3,485,239
Preferred Stock (f)                                     --            --            --(f)         --(f)
Warrants (g)                                            71            --            42           113
Short-Term Investment
  Repurchase Agreement                                  --    18,616,944            --    18,616,944
                                              ------------  ------------      --------  ------------
Total Investments in Securities                117,601,523   127,691,286       533,882   245,826,691
                                              ------------  ------------      --------  ------------
Other Financial Instruments
  Foreign Currency Forward Contracts (h)                --        72,630            --        72,630
                                              ------------  ------------      --------  ------------
Total Investments in Securities and Other
  Financial Instruments                       $117,601,523  $127,763,916      $533,882  $245,899,321
                                              ============  ============      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) The level 3 securities valued at $3,640, $4,196 and $61,628 are held in Commercial Services, Media and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c) The level 3 security valued at $1,671 is held in Machinery within the Loan Assignments & Participations section of the Portfolio of investments.

(d) The level 3 security valued at $462,676 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.


M-212    MainStay VP Income Builder Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

(e) The level 3 security valued at $29 is held in Machinery within the Common Stocks section of the Portfolio of Investments.

(f) The level 3 security valued at less than one dollar is held in Machinery within the Preferred Stock section of the Portfolio of Investments.

(g) The level 3 security valued at $42 is held in Media within the Warrants section of the Portfolio of Investments.

(h) The value listed for these securities reflects unrealized appreciation as shown on the table of foreign currency forward contracts. (See Note 6)

LIABILITY VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)        TOTAL
Other Financial Instruments
  Futures Contracts Long (a)                      $(957,375)   $      --      $     --  $  (957,375)
  Foreign Currency Forward Contracts (b)                 --     (615,789)           --     (615,789)
                                                  ---------    ---------      --------  -----------
Total Other Financial Instruments                 $(957,375)   $(615,789)          $--  $(1,573,164)
                                                  =========    =========      ========  ===========




(a) The value listed for these securities reflects unrealized depreciation as shown on Portfolio of Investments.

(b) The value listed for these securities represents unrealized depreciation as shown on the table of foreign currency forward contracts. (See Note 6)

At June 30, 2010, the Portfolio did not have any transfers between Level 1 and Level 2.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

ASSET VALUATION INPUTS

                                                  BALANCE                             CHANGE IN
                                                    AS OF     ACCRUED  REALIZED      UNREALIZED
 INVESTMENTS IN                              DECEMBER 31,   DISCOUNTS     GAIN     APPRECIATION
 SECURITIES                                          2009  (PREMIUMS)    (LOSS)  (DEPRECIATION)
Long-Term Bonds
  Asset-Backed Securities
     Credit Cards                                $137,216     $   (13)    $ (68)        $   406
  Corporate Bonds
     Commercial Services                            3,640          --        --              --
     Media                                          3,145          --        --             760
     Retail                                        59,102         103       (32)          3,696
  Loan Assignments &
     Participations
     Machinery                                      4,146      (5,165)       --           1,713
  Mortgage-Backed
     Securities
     Commercial Mortgage
       Loans
       (Collateralized
       Mortgage
       Obligations)                               452,781          --        --          18,035
Common Stocks
  Machinery                                            29          --        --              --
Preferred Stock
  Machinery                                            --(b)       --        --              --
Warrants
  Media                                                --          --        --              29
                                                 --------     -------     -----         -------
Total                                            $660,059     $(5,075)    $(100)        $24,639
                                                 ========     =======     =====         =======

                                                                                      CHANGE IN
                                                                                     UNREALIZED
                                                                                   APPRECIATION
                                                                                 (DEPRECIATION)
                                                                                           FROM
                                                      NET        NET    BALANCE     INVESTMENTS
                                                 TRANSFERS  TRANSFERS     AS OF   STILL HELD AT
 INVESTMENTS IN                  NET        NET      IN TO     OUT OF  JUNE 30,        JUNE 30,
 SECURITIES                PURCHASES      SALES    LEVEL 3    LEVEL 3      2010        2010 (A)
Long-Term Bonds
  Asset-Backed Securities
     Credit Cards            $    --  $(137,541)       $--        $--  $     --         $    --
  Corporate Bonds
     Commercial Services          --         --         --         --     3,640              --
     Media                    31,176    (30,885)        --         --     4,196             760
     Retail                       --     (1,241)        --         --    61,628           3,465
  Loan Assignments &
     Participations
     Machinery                   977         --         --         --     1,671           1,713
  Mortgage-Backed
     Securities
     Commercial Mortgage
       Loans
       (Collateralized
       Mortgage
       Obligations)               --     (8,140)        --         --   462,676          10,917
Common Stocks                                                                --              --
  Machinery                       --         --         --         --        29              --
Preferred Stock
  Machinery                       --         --         --         --        --(b)           --
Warrants                                                                                     --
  Media                           13         --         --         --        42              29
                             -------  ---------        ---        ---  --------         -------
Total                        $32,166  $(177,807)       $--        $--  $533,882         $16,884
                             =======  =========        ===        ===  ========         =======




(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.

(b) Less than one dollar.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-213

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $248,486,498)     $245,826,691
Cash collateral on deposit at
  broker                                4,162,500
Cash denominated in foreign
  currencies (identified cost
  $79,255)                                 79,164
Receivables:
  Dividends and interest                2,482,895
  Investment securities sold              203,195
  Fund shares sold                         29,535
Other assets                                1,990
Unrealized appreciation on foreign
  currency forward contracts               72,630
                                     ------------
     Total assets                     252,858,600
                                     ------------

LIABILITIES:
Unrealized depreciation on unfunded
  commitments                              55,447
Payables:
  Investment securities purchased       2,695,646
  Variation margin on futures
     contracts                            402,375
  Fund shares redeemed                    149,731
  Manager (See Note 3)                    119,577
  Shareholder communication                86,321
  Professional fees                        53,494
  NYLIFE Distributors (See Note 3)          9,759
  Custodian                                 6,900
  Directors                                 1,068
Accrued expenses                            1,474
Unrealized depreciation on foreign
  currency forward contracts              615,789
                                     ------------
     Total liabilities                  4,197,581
                                     ------------
Net assets                           $248,661,019
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    200,274
Additional paid-in capital            279,308,886
                                     ------------
                                      279,509,160
Undistributed net investment income    14,665,421
Accumulated net realized loss on
  investments, futures transactions
  and foreign currency transactions   (41,297,679)
Net unrealized depreciation on
  investments and futures contracts    (3,617,182)
Net unrealized depreciation on
  unfunded commitments                    (55,447)
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                              (543,254)
                                     ------------
Net assets                           $248,661,019
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $201,962,298
                                     ============
Shares of capital stock outstanding    16,252,506
                                     ============
Net asset value per share
  outstanding                        $      12.43
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 46,698,721
                                     ============
Shares of capital stock outstanding     3,774,905
                                     ============
Net asset value per share
  outstanding                        $      12.37
                                     ============





M-214    MainStay VP Income Builder Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                           $  3,993,399
  Dividends (a)                         3,589,941
                                     ------------
     Total income                       7,583,340
                                     ------------
EXPENSES:
  Manager (See Note 3)                    752,935
  Distribution and service--Service
     Class
     (See Note 3)                          59,329
  Professional fees                        38,289
  Shareholder communication                35,714
  Custodian                                34,553
  Directors                                 4,756
  Miscellaneous                             6,519
                                     ------------
     Total expenses                       932,095
                                     ------------
Net investment income                   6,651,245
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                 4,908,695
  Futures transactions                 (2,591,251)
  Foreign currency transactions         4,617,760
                                     ------------
Net realized gain on investments,
  futures transactions and foreign
  currency transactions                 6,935,204
                                     ------------
Net change in unrealized
  appreciation (depreciation) on:
  Investments and unfunded
     commitments                      (18,833,845)
  Futures contracts                    (1,000,543)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts          (714,878)
                                     ------------
Net change in unrealized
  appreciation (depreciation) on
  investments, unfunded
  commitments, futures contracts
  and foreign currency transactions   (20,549,266)
                                     ------------
Net realized and unrealized loss on
  investments, unfunded
  commitments, futures transactions
  and foreign currency transactions   (13,614,062)
                                     ------------
Net decrease in net assets
  resulting from operations          $ (6,962,817)
                                     ============




(a) Dividends recorded net of foreign withholding taxes in the amount of $209,077.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-215

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2009


                                      2010          2009
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $  6,651,245  $  8,116,132
 Net realized gain (loss)
  on investments, futures
  transactions and foreign
  currency transactions          6,935,204   (18,670,103)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, unfunded
  commitment, futures
  contracts and foreign
  currency transactions        (20,549,266)   63,919,939
                              --------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (6,962,817)   53,365,968
                              --------------------------
Dividends to shareholders:
 From net investment
  income:
    Initial Class                       --    (7,478,197)
    Service Class                       --    (1,392,387)
                              --------------------------
 Total dividends to
  shareholders                          --    (8,870,584)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                         5,009,257     7,465,746
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends             --     8,870,584
 Cost of shares redeemed       (20,195,054)  (46,014,338)
                              --------------------------
    Decrease in net assets
     derived from capital
     share transactions        (15,185,797)  (29,678,008)
                              --------------------------
    Net increase (decrease)
     in net assets             (22,148,614)   14,817,376
NET ASSETS:
Beginning of period            270,809,633   255,992,257
                              --------------------------
End of period                 $248,661,019  $270,809,633
                              ==========================
Undistributed net investment
 income at end of period      $ 14,665,421  $  8,014,176
                              ==========================





M-216    MainStay VP Income Builder Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-217

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                          INITIAL CLASS
                                           --------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED
                                            JUNE 30,                          YEAR ENDED DECEMBER 31,
                                              2010*            2009            2008            2007            2006
Net asset value at beginning of
  period                                    $  12.78         $  10.71        $  18.40        $  18.78        $  17.48
                                            --------         --------        --------        --------        --------
Net investment income                           0.33 (a)         0.37 (a)        0.47            0.47 (a)        0.37 (a)
Net realized and unrealized gain
  (loss) on investments                        (0.87)            2.12           (5.40)           0.97            1.30
Net realized and unrealized gain on
  foreign currency transactions                 0.19             0.01              --              --              --
                                            --------         --------        --------        --------        --------
Total from investment operations               (0.35)            2.50           (4.93)           1.44            1.67
                                            --------         --------        --------        --------        --------
Less dividends and distributions:
  From net investment income                      --            (0.43)          (0.56)          (0.45)          (0.12)
  From net realized gain on
     investments                                  --               --           (2.20)          (1.37)          (0.25)
                                            --------         --------        --------        --------        --------
Total dividends and distributions                 --            (0.43)          (2.76)          (1.82)          (0.37)
                                            --------         --------        --------        --------        --------
Net asset value at end of period            $  12.43         $  12.78        $  10.71        $  18.40        $  18.78
                                            ========         ========        ========        ========        ========
Total investment return                        (2.74%)(b)(c)    23.51%         (26.92%)          7.51%           9.50%
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income                         5.07% ++         3.26%           2.55%           2.42%           2.06%
  Net expenses                                  0.66% ++         0.71%           0.65%           0.58%           0.59%
  Expenses (before reimbursement)               0.66% ++         0.71%           0.65%           0.58%           0.59%
Portfolio turnover rate                           40% (e)         161%(e)          94% (e)         76%             61%(e)
Net assets at end of period (in
  000's)                                    $201,962         $224,119        $217,037        $373,886        $408,052
                                            INITIAL
                                             CLASS
                                           --------
                                             YEAR
                                             ENDED
                                           DECEMBER
                                              31,
                                             2005
Net asset value at beginning of
  period                                   $  16.67
                                           --------
Net investment income                          0.33 (a)
Net realized and unrealized gain
  (loss) on investments                        0.75
Net realized and unrealized gain on
  foreign currency transactions                  --
                                           --------
Total from investment operations               1.08
                                           --------
Less dividends and distributions:
  From net investment income                  (0.27)
  From net realized gain on
     investments                                 --
                                           --------
Total dividends and distributions             (0.27)
                                           --------
Net asset value at end of period           $  17.48
                                           ========
Total investment return                        6.50%(d)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income                        1.96%
  Net expenses                                 0.37%
  Expenses (before reimbursement)              0.58%
Portfolio turnover rate                          76%(e)
Net assets at end of period (in
  000's)                                   $451,605




*    Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is not annualized.
(c)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total investment return would have been 6.27% and 5.99% for the Initial Class shares and Service Class shares, respectively, for the year ended December 31, 2005.
(e)  The portfolio turnover rates not including mortgage dollar rolls were 39%,
     141%, 78%, 51% and 39% for the six-month period ended June 30, 2010 and for the fiscal years ended December 31, 2009, 2008, 2006 and 2005, respectively.




M-218    MainStay VP Income Builder Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                               SERVICE CLASS
      -----------------------------------------------------------------------------------------------
      SIX MONTHS
         ENDED
       JUNE 30,                                     YEAR ENDED DECEMBER 31,
         2010*              2009             2008             2007             2006             2005

        $ 12.74           $ 10.67          $ 18.33          $ 18.72          $ 17.43          $ 16.64
        -------           -------          -------          -------          -------          -------
           0.31 (a)          0.35 (a)         0.40             0.42 (a)         0.33 (a)         0.29 (a)
          (0.87)             2.10            (5.35)            0.97             1.29             0.73

           0.19              0.01               --               --               --               --
        -------           -------          -------          -------          -------          -------
          (0.37)             2.46            (4.95)            1.39             1.62             1.02
        -------           -------          -------          -------          -------          -------

             --             (0.39)           (0.51)           (0.41)           (0.08)           (0.23)
             --                --            (2.20)           (1.37)           (0.25)              --
        -------           -------          -------          -------          -------          -------
             --             (0.39)           (2.71)           (1.78)           (0.33)           (0.23)
        -------           -------          -------          -------          -------          -------
        $ 12.37           $ 12.74          $ 10.67          $ 18.33          $ 18.72          $ 17.43
        =======           =======          =======          =======          =======          =======
          (2.90%)(b)(c)     23.21%          (27.10%)           7.24%            9.23%            6.19%(d)

           4.86% ++          3.03%            2.30%            2.17%            1.81%            1.71%
           0.91% ++          0.96%            0.90%            0.83%            0.84%            0.62%
           0.91% ++          0.96%            0.90%            0.83%            0.84%            0.83%
             40% (e)          161% (e)          94% (e)          76%              61%(e)           76%(e)
        $46,699           $46,691          $38,955          $58,724          $55,833          $48,909




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-219

MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                      AS OF 6/30/10
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses            -12.61%        1.99%         2.98%         2.66%





(LINE GRAPH)

                   MAINSTAY VP            MORGAN STANLEY
              INTERNATIONAL EQUITY    CAPITAL INTERNATIONAL
                    PORTFOLIO               EAFE INDEX
              --------------------    ---------------------
06/30/00              10000                   10000
06/30/01               7879                    7640
06/30/02               8232                    6914
06/30/03               8067                    6468
06/30/04               9886                    8561
06/30/05              11229                    9730
06/30/06              13493                   12314
06/30/07              17060                   15639
06/30/08              15081                   13979
06/30/09              12752                    9596
06/30/10              13005                   10164



SERVICE CLASS(2)                                                   AS OF 6/30/10
--------------------------------------------------------------------------------

AVERAGE ANNUAL                 SIX       ONE       FIVE         TEN
TOTAL RETURNS                 MONTHS     YEAR    YEARS(1)    YEARS(1)
---------------------------------------------------------------------
After Portfolio operating
   expenses                  -12.72%    1.73%      2.73%       2.41%





(LINE GRAPH)

                                                         MAINSTAY VP            MORGAN STANLEY
                                                    INTERNATIONAL EQUITY    CAPITAL INTERNATIONAL
                                                          PORTFOLIO               EAFE INDEX
                                                    --------------------    ---------------------
06/30/00                                                    10000                   10000
06/30/01                                                     7861                    7640
06/30/02                                                     8192                    6914
06/30/03                                                     8009                    6468
06/30/04                                                     9791                    8561
06/30/05                                                    11092                    9730
06/30/06                                                    13299                   12314
06/30/07                                                    16774                   15639
06/30/08                                                    14790                   13979
06/30/09                                                    12475                    9596
06/30/10                                                    12691                   10164





 BENCHMARK PERFORMANCE                        SIX           ONE          FIVE           TEN
                                            MONTHS         YEAR          YEARS         YEARS
Morgan Stanley Capital International
EAFE Index(3)                               -13.23%        5.92%         0.88%          0.16%
Average Lipper Variable Products
International Core Portfolio(4)             -12.51         6.81          1.21          -0.18





1. Performance figures shown for the five-year and ten-year periods ended June 30, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the average annual total returns would have been 2.97% and 2.66% for Initial Class shares and 2.72% and 2.41% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The Average Lipper Variable Products International Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. core funds, typically have an average price-to-cash flow ratio, price to book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. Broad Market Index. Lipper Inc. is an independent monitor of fund performance.


M-220    MainStay VP International Equity Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2010, to June 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2010, to June 30, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     1/1/10         6/30/10       PERIOD(1)         6/30/10        PERIOD(1)
INITIAL CLASS SHARES          $1,000.00        $873.90         $4.65          $1,019.90         $5.01
-------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES          $1,000.00        $872.80         $5.80          $1,018.60         $6.26
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (1.00% for Initial Class and 1.25% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-221

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010 (UNAUDITED)

(COMPOSITION PIE CHART)

Common Stocks                                   86.7
Other Assets, Less Liabilities                   5.8
Short-Term Investment                            4.3
Warrants                                         3.6
Purchased Put Options                            0.0
Futures Contracts                               (0.4)




 See Portfolio of Investments beginning on page M-225 for specific holdings within these categories.


TOP TEN HOLDINGS OR ISSUERS HELD AS OF JUNE 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  Roche Holding A.G., Genusscheine
    2.  Man Group PLC
    3.  Ryanair Holdings PLC Class A
    4.  Tesco PLC
    5.  NTT DoCoMo, Inc.
    6.  Nintendo Co., Ltd., ADR (a)
    7.  Nokia Oyj, Sponsored ADR
    8.  Syngenta A.G., ADR
    9.  Scottish & Southern Energy PLC
   10.  Nestle S.A. Registered




(a) Security trades on more than one exchange.


M-222    MainStay VP International Equity Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY RUPAL J. BHANSALI OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2010?

For the six months ended June 30, 2010, MainStay VP International Equity Portfolio returned -12.61% for Initial Class shares and -12.72% for Service Class shares. Both share classes underperformed the -12.51% return of the average Lipper(1) Variable Products International Core Portfolio and outperformed the -13.23% return of the Morgan Stanley Capital International
(MSCI) EAFE(R) Index(1) for the six months ended June 30, 2010. The MSCI EAFE(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

We attribute the Portfolio's performance relative to the MSCI EAFE(R) Index to multiple factors. First, stock selection and an overweight position in the media industry group detracted from the Portfolio's relative performance. An overweight position in the pharmaceuticals industry also detracted from relative performance. The Portfolio's investments in both foreign currency forward contracts and equity index futures contracts detracted from the Portfolio's relative performance by approximately 1.00%. On the positive side, an overweight position and strong stock selection in the telecommunication services sector strengthened the Portfolio's performance relative to the benchmark, as did stock selection in the financials sector, particularly an underweight position in banks.

We continued to believe that, on balance, risk-and-reward favors companies with stable revenues, quality balance sheets and reasonable valuations. Rather than make decisions on the basis of market perceptions, we remained focused on the analysis of individual business models and attempted to invest in quality companies at reasonable valuations. This strategy directed the Portfolio toward information technology, telecommunication services and health care at the expense of materials, industrials and energy.

During the reporting period, international equity markets were mixed, with both the United Kingdom and Japan outperforming Europe. Many investors focused on the debt crisis in southern Europe. The Portfolio benefited when information technology became the best-performing sector in the MSCI EAFE(R) Index during the reporting period. Sector allocations in the Portfolio, however, resulted primarily from our bottom-up stock-selection process and not from macroeconomic or sector-specific assessments.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S RELATIVE PERFORMANCE AND WHICH SECTORS DETRACTED THE MOST?

During the reporting period, security selection and overweight positions helped telecommunication services and financials become the strongest sector contributors to the Portfolio's performance relative to the MSCI EAFE(R) Index. An overweight position in the consumer staples sector also contributed positively to the Portfolio's relative results.

During the reporting period, the most significant detractor from the Portfolio's performance relative to the MSCI EAFE(R) Index was the consumer discretionary sector. Other areas that detracted were pharmaceuticals and energy.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS WERE PARTICULARLY WEAK?

The strongest individual contributor to the Portfolio's performance was gaming company Nintendo, best known for the highly popular Wii gaming system. The stock advanced on the successful launch of a next-generation handheld game console and strong growth in Wii console sales.

Another strong contributor during the reporting period was real estate management & development company Daito Trust Construction. Orders and vacancy rates gave the company a positive start to its new fiscal year.

Japanese noodle company Nissin Foods also climbed, helping ease the overall decline in the Portfolio's food, beverage & tobacco holdings. Outperformance was driven in part by increased market expectations surrounding both domestic growth (through a strong pipeline of new product innovations) and international growth (in various areas, including North America and Asia). The share price was also supported by management's proactive steps to return excess cash to shareholders by increasing the com-pany's dividend payout ratio and opportunistically buying back shares.

Energy company BP has been a large Portfolio holding for several years. In the wake of the massive oil spill in the Gulf of Mexico, however, the stock was

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-223
the most significant detractor from the Portfolio's total return during the reporting period. Although we initially continued to hold the stock, we reassessed its long-term potential and sold the position in mid-June. Other energy holdings, including Royal Dutch Shell PLC, Total SA and ENI S.p.A, also declined sharply.

U.K.-based capital markets company Man Group PLC also detracted from the Portfolio's absolute performance. The stock suffered from weak performance of the company's flagship fund and related earnings downgrades. The Portfolio took advantage of the stock's weakness by adding to its position during the reporting period.

Enagas, a Spain-based regulated gas utility, suffered from the nation's current fiscal issues and from government discussions about raising taxes. While Enagas may rest securely outside the scope of the tax discussions, the market was concerned that the company would not come through the electricity sector review unscathed. In our opinion, however, the company's stock price decline was excessive.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

We increased the Portfolio's exposure to the financials sector during the period by adding to existing positions in diversified financial services company Deutsche Beorse and capital markets firm Man Group PLC when the international markets sold off. We believe that these companies represent the highest quality within the sector. In light of recent events in Greece, we changed our view on commercial bank Piraeus Bank S.A., and we sold the Portfolio's position.

The Portfolio either sold or trimmed a number of positions, including Swiss food products company Nestle, Danish pharmaceuticals company Novartis Novo Nordisk and Italian gas utility Snam Rete Gas. These companies had performed well and were headed toward--or had exceeded--what we believed to be their respective intrinsic values.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF JUNE 2010?

As of June 30, 2010, the Portfolio held overweight positions relative to the MSCI EAFE(R) Index in information technology, telecommunication services and health care. As of the same date, the Portfolio held underweight positions relative to the benchmark in materials, industrials and energy. The Portfolio closed the reporting period market-weighted in consumer discretionary and utilities. The Portfolio's weightings are derived from our bottom up research on companies within these industry groups.

From a regional perspective, we increased investments in Japan and Asia during the reporting period, causing weightings in those regions to increase relative to the Portfolio's weighting in Europe.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP International Equity Portfolio on this page and the preceding pages has not been audited.

M-224    MainStay VP International Equity Portfolio

PORTFOLIO OF INVESTMENTS+++ JUNE 30, 2010 UNAUDITED



                                   SHARES         VALUE
COMMON STOCKS 86.7%+
-------------------------------------------------------

AUSTRALIA 1.6%
BHP Billiton, Ltd.,
  Sponsored ADR (Metals &
  Mining) (a)                     124,100  $  7,692,959
                                           ------------


BELGIUM 2.1%
Belgacom S.A. (Diversified
  Telecommunication
  Services)                       158,200     4,980,111
Mobistar S.A. (Wireless
  Telecommunication
  Services)                        95,900     5,071,831
                                           ------------
                                             10,051,942
                                           ------------

BERMUDA 1.4%
Esprit Holdings, Ltd.
  (Specialty Retail)            1,246,785     6,739,522
                                           ------------


BRAZIL 0.4%
Vale S.A., Sponsored ADR
  (Metals & Mining) (a)            70,300     1,711,805
                                           ------------


CANADA 3.2%
Fairfax Financial Holdings,
  Ltd. (Insurance)                 12,300     4,559,733
IGM Financial, Inc. (Capital
  Markets)                         94,200     3,284,678
Tim Hortons, Inc. (Hotels,
  Restaurants & Leisure)          224,800     7,196,641
                                           ------------
                                             15,041,052
                                           ------------

CHINA 0.3%
China Construction Bank
  Corp. Class H (Commercial
  Banks)                        1,624,700     1,307,477
                                           ------------


FINLAND 3.1%
V  Nokia Oyj, Sponsored ADR
  (Communications Equipment)
  (a)                           1,481,100    12,070,965
Sampo Oyj (Insurance)             122,700     2,567,268
                                           ------------
                                             14,638,233
                                           ------------

FRANCE 3.8%
Alstom S.A. (Electrical
  Equipment)                      111,500     5,028,042
BNP Paribas S.A. (Commercial
  Banks)                           65,240     3,483,451
Bouygues S.A. (Construction
  & Engineering)                   71,200     2,727,176
Neopost S.A. (Office
  Electronics)                     54,700     3,958,445
Total S.A. (Oil, Gas &
  Consumable Fuels)                64,100     2,852,737
                                           ------------
                                             18,049,851
                                           ------------

GERMANY 3.6%
Allianz SE (Insurance)             12,000     1,191,557
Allianz SE, ADR (Insurance)
  (a)                             189,300     1,862,712
Deutsche Boerse A.G.
  (Diversified Financial
  Services)                       126,600     7,691,814
Hannover Rueckversicherung
  A.G. (Insurance)                140,795     6,065,084
                                           ------------
                                             16,811,167
                                           ------------

GREECE 1.1%
Intralot S.A.-Integrated
  Lottery Systems & Services
  (Hotels, Restaurants &
  Leisure)                        273,500       868,390
OPAP S.A. (Hotels,
  Restaurants & Leisure)          341,563     4,248,497
                                           ------------
                                              5,116,887
                                           ------------

HONG KONG 2.7%
China Mobile, Ltd.,
  Sponsored ADR (Wireless
  Telecommunication
  Services) (a)                   176,700     8,730,747
CNOOC, Ltd., ADR (Oil, Gas &
  Consumable Fuels) (a)            22,100     3,760,757
                                           ------------
                                             12,491,504
                                           ------------

IRELAND 0.6%
Ryanair Holdings PLC,
  Sponsored ADR (Airlines)
  (a)(b)                          101,350     2,745,571
                                           ------------


ITALY 2.0%
Assicurazioni Generali
  S.p.A. (Insurance)               69,512     1,213,008
ENI S.p.A. (Oil, Gas &
  Consumable Fuels)               204,600     3,755,868
Intesa Sanpaolo S.p.A.
  (Commercial Banks)              247,400       651,500
MediaSet S.p.A. (Media)           324,868     1,849,706
Snam Rete Gas S.p.A. (Gas
  Utilities)                      537,471     2,136,698
                                           ------------
                                              9,606,780
                                           ------------

JAPAN 18.9%
Astellas Pharma, Inc.
  (Pharmaceuticals)               187,000     6,253,757
Capcom Co., Ltd. (Software)       209,200     3,355,916
Daito Trust Construction
  Co., Ltd. (Real Estate
  Management & Development)       109,100     6,167,572
Hirose Electric Co., Ltd.
  (Electronic Equipment &
  Instruments)                     17,300     1,579,528
Japan Tobacco, Inc.
  (Tobacco)                         1,369     4,256,001
Kose Corp. (Personal
  Products)                        29,400       692,015
MISUMI Group, Inc. (Trading
  Companies & Distributors)        90,500     1,668,055
V  Nintendo Co., Ltd.
  (Software)                       45,800    13,341,371
V  Nintendo Co., Ltd., ADR
  (Software) (a)                   14,000       521,808
Nissin Foods Holdings Co.,
  Ltd. (Food Products)            212,000     7,804,375


+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings or issuers held, as of June 30, 2010, excluding short-term investment. Any of the ten largest holdings may be a security traded on more than one exchange. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.       mainstayinvestment.com
                                                                           M-225


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
JAPAN (CONTINUED)
V  NTT DoCoMo, Inc.
  (Wireless
  Telecommunication
  Services)                         9,956  $ 15,055,756
OBIC Co., Ltd. (IT Services)        7,760     1,489,812
Ryohin Keikaku Co., Ltd.
  (Multiline Retail)               13,400       533,027
Sankyo Co., Ltd. (Leisure
  Equipment & Products)           133,300     6,020,566
Shin-Etsu Chemical Co., Ltd.
  (Chemicals)                      68,800     3,200,734
Square Enix Holdings Co.,
  Ltd. (Software)                 204,000     3,750,539
Suruga Bank, Ltd.
  (Commercial Banks)              385,000     3,487,914
The Shizuoka Bank, Ltd.
  (Commercial Banks)              292,900     2,553,102
Tokio Marine Holdings, Inc.
  (Insurance)                      82,600     2,163,674
Toyota Motor Corp.,
  Sponsored ADR
  (Automobiles) (a)                69,400     4,758,758
                                           ------------
                                             88,654,280
                                           ------------

MEXICO 1.5%
Grupo Televisa S.A.,
  Sponsored ADR (Media) (a)       392,000     6,824,720
                                           ------------


NETHERLANDS 2.1%
Koninklijke Ahold N.V. (Food
  & Staples Retailing)            781,200     9,674,586
                                           ------------


NORWAY 0.4%
StatoilHydro ASA (Oil, Gas &
  Consumable Fuels)                98,800     1,905,546
                                           ------------


SINGAPORE 2.0%
DBS Group Holdings, Ltd.
  (Commercial Banks)              126,000     1,221,722
Singapore Airport Terminal
  Services, Ltd.
  (Transportation
  Infrastructure)                 676,000     1,286,914
Singapore Technologies
  Engineering, Ltd.
  (Aerospace & Defense)         1,041,000     2,434,401
SMRT Corp., Ltd. (Road &
  Rail)                         2,791,400     4,411,623
StarHub, Ltd. (Wireless
  Telecommunication
  Services)                        11,400        18,296
                                           ------------
                                              9,372,956
                                           ------------

SOUTH KOREA 0.2%
SK Telecom Co., Ltd., ADR
  (Wireless
  Telecommunication
  Services) (a)                    73,000     1,075,290
                                           ------------


SPAIN 4.6%
Enagas (Gas Utilities)            540,200     8,118,431
Gestevision Telecinco S.A.
  (Media)                         335,900     2,980,549
Grifols S.A. (Biotechnology)      578,500     5,907,307
Indra Sistemas S.A. (IT
  Services)                       292,900     4,695,243
                                           ------------
                                             21,701,530
                                           ------------

SWITZERLAND 16.0%
ABB, Ltd., Sponsored ADR
  (Electrical Equipment)
  (a)(b)                          371,800     6,424,704
Actelion, Ltd. Registered
  (Biotechnology) (b)             262,200     9,777,828
Credit Suisse Group A.G.,
  Sponsored ADR (Capital
  Markets) (a)                    192,200     7,194,046
V  Nestle S.A. Registered
  (Food Products)                 205,510     9,915,852
Nobel Biocare Holding A.G.
  (Health Care Equipment &
  Supplies)                       159,300     2,722,641
V  Roche Holding A.G.,
  Genusscheine
  (Pharmaceuticals)               138,466    19,014,651
V  Syngenta A.G., ADR
  (Chemicals) (a)                 242,300    11,109,455
UBS A.G. (Capital Markets)
  (b)                             558,400     7,382,048
Zurich Financial Services
  A.G. (Insurance)                  7,800     1,712,185
                                           ------------
                                             75,253,410
                                           ------------

UNITED KINGDOM 14.7%
Barclays PLC (Commercial
  Banks)                          420,500     1,667,082
BHP Billiton PLC, ADR
  (Metals & Mining) (a)            13,500       694,440
Cobham PLC (Aerospace &
  Defense)                        161,016       507,520
De La Rue PLC (Commercial
  Services & Supplies)            322,800     4,541,569
GlaxoSmithKline PLC,
  Sponsored ADR
  (Pharmaceuticals) (a)            34,600     1,176,746
Johnson Matthey PLC
  (Chemicals)                     233,600     5,172,192
Lloyds TSB Group PLC
  (Commercial Banks) (b)        5,813,372     4,612,478
V  Man Group PLC (Capital
  Markets)                      5,126,100    16,957,981
Royal Dutch Shell PLC Class
  A, ADR (Oil, Gas &
  Consumable Fuels) (a)           145,200     7,291,944
V  Scottish & Southern
  Energy PLC (Electric
  Utilities)                      642,560    10,652,173
V  Tesco PLC (Food & Staples
  Retailing)                    2,832,999    15,951,137
                                           ------------
                                             69,225,262
                                           ------------

UNITED STATES 0.4%
Philip Morris International,
  Inc. (Tobacco)                   41,100     1,884,024
Synthes, Inc. (Health Care
  Equipment & Supplies) (b)           200        22,998
                                           ------------
                                              1,907,022
                                           ------------
Total Common Stocks
  (Cost $460,701,573)                       407,599,352
                                           ------------




M-226    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                NUMBER OF
                                 WARRANTS         VALUE

WARRANTS 3.6%
-------------------------------------------------------

IRELAND 3.6%
V  Ryanair Holdings PLC
  Class A
  Strike Price E 0.000001
  Expires 4/18/18 (Airlines)
  (b)(c)                        3,850,425  $ 16,917,608
                                           ------------
Total Warrants
  (Cost $16,967,907)                         16,917,608
                                           ------------


                                NUMBER OF
                                CONTRACTS

PURCHASED PUT OPTIONS 0.0%++
-------------------------------------------------------

BRAZIL 0.0%++
Vale S.A., Sponsored ADR
  (Metals & Mining) (a)               469        40,803
                                           ------------


UNITED KINGDOM 0.0%++
BHP Billiton, Ltd.,
  Sponsored ADR (Metals &
  Mining) (a)                         365       183,595
                                           ------------
Total Purchased Put Options
  (Cost $125,942)                               224,398
                                           ------------



                                PRINCIPAL
                                   AMOUNT
SHORT-TERM INVESTMENT 4.3%
-------------------------------------------------------

REPURCHASE AGREEMENT 4.3%
UNITED STATES 4.3%
State Street Bank and Trust
  Co.
  0.00%, dated 6/30/10
  due 7/1/10
  Proceeds at Maturity
  $20,084,764
  (Collateralized by a
  United States Treasury
  Note with a rate of 3.125%
  and a maturity date of
  4/30/17, with
  a Principal Amount of
  $19,495,000 and a Market
  Value of $20,491,195)
  (Capital Markets)           $20,084,764    20,084,764
                                           ------------
Total Short-Term Investment
  (Cost $20,084,764)                         20,084,764
                                           ------------
Total Investments
  (Cost $497,880,186) (f)            94.6%  444,826,122
Other Assets, Less
  Liabilities                         5.4    25,413,152
                              -----------  ------------




Net Assets                          100.0% $470,239,274
                              ===========  ============




                            CONTRACTS       UNREALIZED
                                 LONG  DEPRECIATION(D)
FUTURES CONTRACTS (0.4%)
------------------------------------------------------

Dow Jones EURO STOXX 50
  Index
  September 2010 (10 Year)
  (e)                             697      $(1,092,606)
FTSE 100 Index
  September 2010 (10 Year)
  (e)                             151         (679,465)
Topix Index
  September 2010 (10 Year)
  (e)                             117         (275,247)
                                           -----------
Total Futures Contracts
  (Settlement Value
  $43,536,509)                             $(2,047,318)
                                           ===========






+++  On a daily basis New York Life
     Investments confirms that the value of
     the Portfolio's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  ADR--American Depositary Receipt.
(b)  Non-income producing security.
(c)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(d)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at June 30,
     2010.
(e)  At June 30, 2010, cash in the amount of
     $3,087,547 is on deposit with broker for
     futures transactions.
(f)  At June 30, 2010, cost is $502,762,643
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $ 13,542,490
Gross unrealized depreciation       (71,479,011)
                                   ------------
Net unrealized depreciation        $(57,936,521)
                                   ============



The following abbreviation is used in the above portfolio:

E--Euro


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.       mainstayinvestment.com
                                                                           M-227

The following is a summary of the fair valuations according to the inputs used as of June 30, 2010, for valuing the Portfolio's assets and liabilities.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                   ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
  Common Stocks (b)                           $109,977,549  $297,621,803      $     --  $407,599,352
  Warrants                                              --    16,917,608            --    16,917,608
  Purchased Put Options                            224,398            --            --       224,398
  Short-Term Investment
     Repurchase Agreement                               --    20,084,764            --    20,084,764
                                              ------------  ------------      --------  ------------
Total Investments in Securities                110,201,947   334,624,175            --   444,826,122
                                              ------------  ------------      --------  ------------
Other Financial Instruments
  Foreign Currency Forward Contracts (c)                --       443,416            --       443,416
                                              ------------  ------------      --------  ------------
Total Investments in Securities and Other
  Financial Instruments                       $110,201,947  $335,067,591           $--  $445,269,538
                                              ============  ============      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) Level 1 assets represents ADRs, securities listed under Canada, United States and the following common stock whose primary exchange is the New York Stock Exchange: UBS A.G. under Switzerland.

(c) The value listed for these securities reflects unrealized appreciation as shown on the table of foreign currency forward contracts. (See Note 6)

LIABILITY VALUATION INPUTS

                                                  QUOTED
                                                PRICES IN
                                                   ACTIVE  SIGNIFICANT
                                              MARKETS FOR        OTHER    SIGNIFICANT
                                               IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                   ASSETS       INPUTS         INPUTS
 DESCRIPTION                                    (LEVEL 1)    (LEVEL 2)      (LEVEL 3)        TOTAL
Other Financial Instruments
 Futures Contracts Long (a)                   $(2,047,318)   $      --       $     --  $(2,047,318)
 Foreign Currency Forward Contracts (b)                --     (629,978)            --     (629,978)
                                              -----------    ---------       --------  -----------
Total Other Financial Instruments             $(2,047,318)   $(629,978)           $--  $(2,677,296)
                                              ===========    =========       ========  ===========




(a) The value listed for these securities reflects unrealized depreciation as shown on the Portfolio of Investments.

(b) The value listed for these securities reflects unrealized depreciation as shown on the table of foreign currency forward contracts. (See Note 6)

At June 30, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


M-228    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay VP International Equity Portfolio's investments by industry.

INDUSTRY DIVERSIFICATION

                                      VALUE  PERCENT+
Aerospace & Defense            $  2,941,921      0.6%
Airlines                         19,663,179      4.2
Automobiles                       4,758,758      1.0
Biotechnology                    15,685,135      3.4
Capital Markets                  54,903,517     11.7
Chemicals                        19,482,381      4.1
Commercial Banks                 18,984,726      4.0
Commercial Services &
  Supplies                        4,541,569      1.0
Communications Equipment         12,070,965      2.6
Construction & Engineering        2,727,176      0.6
Diversified Financial
  Services                        7,691,814      1.6
Diversified Telecommunication
  Services                        4,980,111      1.1
Electric Utilities               10,652,173      2.3
Electrical Equipment             11,452,746      2.4
Electronic Equipment &
  Instruments                     1,579,528      0.3
Food & Staples Retailing         25,625,723      5.5
Food Products                    17,720,227      3.8
Gas Utilities                    10,255,129      2.1
Health Care Equipment &
  Supplies                        2,745,639      0.6
Hotels, Restaurants & Leisure    12,313,528      2.6
IT Services                       6,185,055      1.3
Insurance                        21,335,221      4.5
Leisure Equipment & Products      6,020,566      1.3
Media                            11,654,975      2.5
Metals & Mining                  10,323,602      2.2
Multiline Retail                    533,027      0.1
Office Electronics                3,958,445      0.8
Oil, Gas & Consumable Fuels      19,566,852      4.2
Personal Products                   692,015      0.1
Pharmaceuticals                  26,445,154      5.6
Real Estate Management &
  Development                     6,167,572      1.3
Road & Rail                       4,411,623      0.9
Software                         20,969,634      4.5
Specialty Retail                  6,739,522      1.4
Tobacco                           6,140,025      1.3
Trading Companies &
  Distributors                    1,668,055      0.4
Transportation Infrastructure     1,286,914      0.3
Wireless Telecommunication
  Services                       29,951,920      6.4
                               ------------    -----
                                444,826,122     94.6
Other Assets, Less
  Liabilities                    25,413,152      5.4
                               ------------    -----
Net Assets                     $470,239,274    100.0%
                               ============    =====




+    Percentages indicated are based on
     Portfolio net assets




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.       mainstayinvestment.com
                                                                           M-229

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $497,880,186)     $444,826,122
Cash denominated in foreign
  currencies (identified cost
  $28,433,100)                         28,477,354
Foreign cash collateral on deposit
  at broker (identified cost
  $3,064,136) (See Note 6)              3,087,547
Receivables:
  Dividends and interest                2,690,159
  Fund shares sold                        148,489
  Variation margin on futures
     contracts                             74,523
Other assets                                3,921
Unrealized appreciation on foreign
  currency forward contracts              443,416
                                     ------------
     Total assets                     479,751,531
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased       7,503,480
  Variation margin on futures
     contracts                            657,581
  Manager (See Note 3)                    352,479
  Fund shares redeemed                    207,198
  NYLIFE Distributors (See Note 3)         51,395
  Shareholder communication                47,184
  Professional fees                        31,075
  Custodian                                 9,046
  Directors                                 2,123
Accrued expenses                           20,718
Unrealized depreciation on foreign
  currency forward contracts              629,978
                                     ------------
     Total liabilities                  9,512,257
                                     ------------
Net assets                           $470,239,274
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    428,115
Additional paid-in capital            595,986,767
                                     ------------
                                      596,414,882
Undistributed net investment income    24,021,459
Accumulated net realized loss on
  investments, futures transactions
  and foreign currency transactions   (94,975,855)
Net unrealized depreciation on
  investments and futures contracts   (55,101,382)
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                              (119,830)
                                     ------------
Net assets                           $470,239,274
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $224,964,217
                                     ============
Shares of capital stock outstanding    20,390,955
                                     ============
Net asset value per share
  outstanding                        $      11.03
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $245,275,057
                                     ============
Shares of capital stock outstanding    22,420,539
                                     ============
Net asset value per share
  outstanding                        $      10.94
                                     ============





M-230    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $ 10,064,456
  Interest                                  5,292
                                     ------------
     Total income                      10,069,748
                                     ------------
EXPENSES:
  Manager (See Note 3)                  2,250,303
  Distribution and service--Service
     Class
     (See Note 3)                         327,452
  Custodian                               118,318
  Shareholder communication                68,081
  Professional fees                        55,418
  Directors                                 9,250
  Miscellaneous                            16,959
                                     ------------
     Total expenses                     2,845,781
                                     ------------
Net investment income                   7,223,967
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                 3,232,707
  Futures transactions                 (1,100,598)
  Foreign currency transactions           (23,617)
                                     ------------
Net realized gain on investments,
  futures transactions and foreign
  currency transactions                 2,108,492
                                     ------------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                         (73,442,602)
  Futures contracts                    (3,634,684)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts           246,287
                                     ------------
Net change in unrealized
  appreciation (depreciation) on
  investments, futures contracts
  and foreign currency transactions   (76,830,999)
                                     ------------
Net realized and unrealized loss on
  investments, futures transactions
  and foreign currency transactions   (74,722,507)
                                     ------------
Net decrease in net assets
  resulting from operations          $(67,498,540)
                                     ============




(a) Dividends recorded net of foreign withholding taxes in the amount of $1,060,759.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.       mainstayinvestment.com
                                                                           M-231

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2009


                                      2010          2009
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $  7,223,967  $ 12,012,691
 Net realized gain (loss)
  on investments, futures
  transactions and foreign
  currency transactions          2,108,492   (17,916,306)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, futures
  contracts and foreign
  currency transactions        (76,830,999)   86,822,751
                              --------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                   (67,498,540)   80,919,136
                              --------------------------
Dividends to shareholders:
 From net investment
  income:
    Initial Class                       --   (16,571,711)
    Service Class                       --   (15,834,103)
                              --------------------------
 Total dividends to
     shareholders                       --   (32,405,814)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        51,779,561    41,547,694
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends             --    32,405,814
 Cost of shares redeemed       (33,014,457)  (70,237,568)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions         18,765,104     3,715,940
                              --------------------------
    Net increase (decrease)
     in net assets             (48,733,436)   52,229,262
NET ASSETS:
Beginning of period            518,972,710   466,743,448
                              --------------------------
End of period                 $470,239,274  $518,972,710
                              ==========================
Undistributed net investment
 income at end of period      $ 24,021,459  $ 16,797,492
                              ==========================





M-232    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.       mainstayinvestment.com
                                                                           M-233

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                         INITIAL CLASS
                            ----------------------------------------------------------------------
                            SIX MONTHS
                               ENDED
                              JUNE 30                      YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------------

                               2010*        2009        2008        2007        2006        2005
Net asset value at
  beginning of period        $  12.63     $  11.30    $  18.29    $  18.68    $  14.39    $  14.11
                             --------     --------    --------    --------    --------    --------
Net investment income (a)        0.18         0.32        0.59        0.39        0.29        0.36
Net realized and
  unrealized gain (loss)
  on investments                (1.79)        1.74       (5.71)       0.62        4.38        0.90
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                   0.01         0.13        0.31       (0.04)      (0.16)      (0.13)
                             --------     --------    --------    --------    --------    --------
Total from investment
  operations                    (1.60)        2.19       (4.81)       0.97        4.51        1.13
                             --------     --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                        --        (0.86)      (0.24)      (0.13)      (0.05)      (0.24)
  From net realized gain
     on investments                --           --       (1.94)      (1.23)      (0.17)      (0.61)
                             --------     --------    --------    --------    --------    --------
Total dividends and
  distributions                    --        (0.86)      (2.18)      (1.36)      (0.22)      (0.85)
                             --------     --------    --------    --------    --------    --------
Net asset value at end of
  period                     $  11.03     $  12.63    $  11.30    $  18.29    $  18.68    $  14.39
                             ========     ========    ========    ========    ========    ========
Total investment return        (12.67%)(b)(c)19.36%     (25.67%)      4.93%      31.33%       7.99%(d)
Ratios (to average net
  assets)/ Supplemental
  Data:
  Net investment income          2.96% ++     2.75%       3.87%       1.99%       1.79%       2.52%
  Net expenses                   1.00% ++     0.99%       0.96%       0.89%       0.92%       0.87%
  Expenses (before
     reimbursement)              1.00% ++     0.99%       0.96%       0.89%       0.92%       0.91%
Portfolio turnover rate            34%          83%         89%         54%         44%         54%
Net assets at end of
  period (in 000's)          $224,964     $256,710    $244,533    $358,292    $355,382    $219,867




*    Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is not annualized.
(c)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total investment return would have been 7.95% and 7.71% for Initial Class shares and
     Service Class shares, respectively, for the year ended December 31, 2005.




M-234    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                       SERVICE CLASS
      ------------------------------------------------------------------------------
          SIX MONTHS
             ENDED
           JUNE 30,                          YEAR ENDED DECEMBER 31,
      ------------------------------------------------------------------------------

             2010*            2009        2008        2007        2006        2005
           $  12.54         $  11.22    $  18.17    $  18.59    $  14.35    $  14.08
           --------         --------    --------    --------    --------    --------
               0.17             0.28        0.54        0.32        0.25        0.33
              (1.78)            1.73       (5.67)       0.63        4.35        0.90

               0.01             0.13        0.31       (0.03)      (0.16)      (0.13)
           --------         --------    --------    --------    --------    --------
              (1.60)            2.14       (4.82)       0.92        4.44        1.10
           --------         --------    --------    --------    --------    --------

                 --            (0.82)      (0.19)      (0.11)      (0.03)      (0.22)
                 --               --       (1.94)      (1.23)      (0.17)      (0.61)
           --------         --------    --------    --------    --------    --------
                 --            (0.82)      (2.13)      (1.34)      (0.20)      (0.83)
           --------         --------    --------    --------    --------    --------
           $  10.94         $  12.54    $  11.22    $  18.17    $  18.59    $  14.35
           ========         ========    ========    ========    ========    ========
             (12.76%)(b)(c)    19.06%     (25.86%)      4.67%      31.00%       7.74%(d)

               2.77% ++         2.47%       3.60%       1.68%       1.50%       2.27%
               1.25% ++         1.24%       1.21%       1.14%       1.17%       1.12%
               1.25% ++         1.24%       1.21%       1.14%       1.17%       1.16%
                 34%              83%         89%         54%         44%         54%
           $245,275         $262,263    $222,210    $303,642    $217,511    $105,102




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.       mainstayinvestment.com
                                                                           M-235

MAINSTAY VP LARGE CAP GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                      AS OF 6/30/10
--------------------------------------------------------------------------------

AVERAGE ANNUAL                 SIX        ONE      FIVE      TEN
TOTAL RETURNS                 MONTHS     YEAR     YEARS     YEARS
-----------------------------------------------------------------
After Portfolio operating
  expenses                   -10.14%    11.28%    1.87%    -4.57%




(After Portfolio operating expenses)


(LINE GRAPH)

               MAINSTAY VP
              LARGE GROWTH    RUSSELL 1000(R)    S&P 500(R)
                PORTFOLIO       GROWTH INDEX        INDEX
              ------------    ---------------    ----------
06/30/00        10000.00          10000.00        10000.00
06/30/01         7167.00           6383.00         8517.00
06/30/02         5506.00           4692.00         6985.00
06/30/03         5415.00           4830.00         7002.00
06/30/04         5875.00           5693.00         8341.00
06/30/05         5709.00           5789.00         8868.00
06/30/06         6244.00           6143.00         9633.00
06/30/07         7417.00           7313.00        11617.00
06/30/08         7665.00           6878.00        10093.00
06/30/09         5629.00           5192.00         7447.00
06/30/10         6264.00           5900.00         8521.00



SERVICE CLASS(2)                                                   AS OF 6/30/10
--------------------------------------------------------------------------------

AVERAGE ANNUAL                 SIX        ONE      FIVE      TEN
TOTAL RETURNS                 MONTHS     YEAR     YEARS     YEARS
-----------------------------------------------------------------
After Portfolio operating
  expenses                   -10.25%    11.01%    1.62%    -4.81%




(After Portfolio operating expenses)


(LINE GRAPH)

                                              MAINSTAY VP
                                             LARGE GROWTH    RUSSELL 1000(R)    S&P 500(R)
                                               PORTFOLIO       GROWTH INDEX        INDEX
                                             ------------    ---------------    ----------
06/30/00                                       10000.00          10000.00        10000.00
06/30/01                                        7147.00           6383.00         8517.00
06/30/02                                        5477.00           4692.00         6985.00
06/30/03                                        5373.00           4830.00         7002.00
06/30/04                                        5815.00           5693.00         8341.00
06/30/05                                        5637.00           5789.00         8868.00
06/30/06                                        6150.00           6143.00         9633.00
06/30/07                                        7288.00           7313.00        11617.00
06/30/08                                        7513.00           6878.00        10093.00
06/30/09                                        5504.00           5192.00         7447.00
06/30/10                                        6110.00           5900.00         8521.00




BENCHMARK PERFORMANCE                                               SIX       ONE      FIVE       TEN
                                                                  MONTHS     YEAR      YEARS     YEARS
Russell 1000(R) Growth Index(3)                                   -7.65%    13.62%     0.38%    -5.14%
S&P 500(R) Index(3)                                               -6.65     14.43     -0.79     -1.59
Average Lipper Variable Products Large-Cap Growth Portfolio(4)    -8.70     12.38     -0.30     -4.16






1. Performance figures reflect certain fee waivers, without which total returns may have been lower. These waivers are voluntary and may be discontinued at any time. Performance figures shown for the five-year and ten-year periods ended June 30, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the average annual total returns would have been 1.84% and -4.58% for Initial Class shares and 1.60% and -4.82% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered June 6, 2003, includes the historical performance of Initial Class shares through June 5, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. diversified equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) index. Lipper Inc. is an independent monitor of fund performance.


M-236    MainStay VP Large Cap Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP LARGE CAP GROWTH PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2010, to June 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2010, to June 30, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     1/1/10         6/30/10       PERIOD(1)         6/30/10        PERIOD(1)
INITIAL CLASS SHARES          $1,000.00        $898.60         $3.81          $1,020.80         $4.06
-------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES          $1,000.00        $897.50         $4.99          $1,019.50         $5.31
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.81% for Initial Class and 1.06% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-237

INDUSTRY COMPOSITION AS OF JUNE 30, 2010 (UNAUDITED)


Computers & Peripherals                 11.4%
IT Services                              7.6
Machinery                                6.8
Software                                 5.8
Communications Equipment                 4.5
Internet Software & Services             4.5
Semiconductors & Semiconductor
  Equipment                              4.5
Health Care Providers & Services         4.3
Oil, Gas & Consumable Fuels              4.1
Diversified Financial Services           4.0
Specialty Retail                         4.0
Pharmaceuticals                          3.8
Internet & Catalog Retail                3.7
Capital Markets                          3.2
Energy Equipment & Services              3.2
Road & Rail                              2.8
Aerospace & Defense                      2.0
Electronic Equipment & Instruments       1.8
Biotechnology                            1.4
Multiline Retail                         1.3
Food Products                            1.2
Hotels, Restaurants & Leisure            1.2
Metals & Mining                          1.2
Air Freight & Logistics                  1.1
Beverages                                1.1
Wireless Telecommunication Services      1.1
Chemicals                                1.0
Diversified Consumer Services            1.0
Food & Staples Retailing                 1.0
Personal Products                        1.0
Construction & Engineering               0.9
Life Sciences Tools & Services           0.5
Short-Term Investment                    2.8
Other Assets, Less Liabilities           0.2
                                       -----
                                       100.0%
                                       =====



 See Portfolio of Investments beginning on page M-241 for specific holdings within these categories.


TOP TEN HOLDINGS AS OF JUNE 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  Apple, Inc.
    2.  Visa, Inc. Class A
    3.  Cognizant Technology Solutions Corp.
        Class A
    4.  Hewlett-Packard Co.
    5.  JPMorgan Chase & Co.
    6.  Union Pacific Corp.
    7.  EMC Corp.
    8.  Danaher Corp.
    9.  Cisco Systems, Inc.
   10.  Medco Health Solutions, Inc.





M-238    MainStay VP Large Cap Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS CLARK J. WINSLOW, JUSTIN H. KELLY, CFA, AND R. BART WEAR, CFA, OF WINSLOW CAPITAL MANAGEMENT LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP LARGE CAP GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2010?

For the six months ended June 30, 2010, MainStay VP Large Cap Growth Portfolio returned -10.14% for Initial Class shares and -10.25% for Service Class shares. Both share classes underperformed the -8.70% return of the average Lipper(1) Variable Products Large-Cap Growth Portfolio and the -7.65% return of the Russell 1000(R) Growth Index(1) for the six months ended June 30, 2010. The Russell 1000(R) Growth Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE FIRST SIX MONTHS OF 2010?

The Portfolio's underperformance of the Russell 1000(R) Growth Index during the first half of 2010 resulted from sector allocation and security selection. During the reporting period all 10 sectors of the benchmark posted negative absolute returns.

During the reporting period, the Portfolio was positioned for high earnings growth and a 3% gross domestic product (GDP) growth scenario--not the typically strong rebound seen in past recoveries. We adopted this positioning because consumers are engaged in a secular deleveraging: reducing debt and increasing savings. When the market began to price in the scenario where the economic recovery would falter and potentially even return to negative growth, we maintained the Portfolio's positioning, which unquestionably hurt the Portfolio's recent performance. Our failure to succumb to the market's fears, however, allowed us to upgrade the Portfolio's growth characteristics at lower prices.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S RELATIVE PERFORMANCE AND WHICH SECTORS DETRACTED THE MOST?

During the reporting period, the strongest contributions to the Portfolio's performance relative to the Russell 1000(R) Growth Index came from information technology, utilities and materials. These contributions, however, were offset by negative contributions relative to the Russell 1000(R) Growth Index from health care, energy and financials.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

The top three positive contributors to absolute performance were computers & peripherals company Apple, Asian Internet information provider Baidu and global business software and services provider Cognizant Technology Solutions. Apple benefited from successful launches of both the iPad and the fourth generation iPhone. Baidu advanced as uncertainty about the future of Google in China became headline news around the world. (Google is Baidu's key competitor.) Finally, Cognizant Technology Solutions continued to make headway in the information technology services and outsourcing business. As a result of strong performance, each of these positions was trimmed during the first half of 2010.

The most substantial detractors from absolute performance were wireless technology manufacturer QUALCOMM, global Internet search engine Google and global credit-card payment processor Visa. QUALCOMM suffered from concerns about slower industry growth. Google was hurt by issues related to the company's business in China. Visa weakened on regulatory concerns surrounding pending reform in the financial industry. We trimmed the Portfolio's positions in QUALCOMM and Google to control downside risk. We added to the Portfolio's Visa position to capitalize on the stock's price weakness.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING 2010?

The Portfolio purchased Urban Outfitters, which offers lifestyle merchandise through five brands: Urban Outfitters, Anthropologie, Free People, Leifsdottir and Terrain. These brands have outperformed their peers, posting solid sales growth. The company had an operating margin in the high teens, despite one of the most difficult retail environments in recent history.

Another significant purchase for the Portfolio during the reporting period was Baidu, the leading Chinese- language Internet search provider. Baidu.com ranks as the world's eighth most popular web site on the basis of site traffic. As the dominant search engine in China, we expected Baidu to benefit if advertisers were to allocate more of their budgets to effective and measurable Internet marketing results.


1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-239

During the reporting period, we sold the Portfolio's position in Wal-Mart Stores because of weak same-store sales as customers traded up to higher-end retailers. The position was replaced with one in Costco Wholesale, which we believed was poised to capture incremental market share from other retail channels as consumers continued to look for ways to stretch their budgets in a postrecessionary environment.

We also sold the Portfolio's position in industrial equipment wholesaler Fastenal when we felt that the stock had reached its full valuation. We also had concerns about the company's incremental margin gains.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

There were no meaningful changes to the Portfolio's sector weightings relative to the Russell 1000(R) Growth Index during the reporting period.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF JUNE 2010?

As of June 30, 2010, the Portfolio's most substantially overweight sector positions relative to the Russell 1000(R) Growth Index remained in information technology and financials. As of the same date, the most substantially underweight positions relative to the Index were in the consumer staples and consumer discretionary sectors.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Large Cap Growth Portfolio on this page and the preceding pages has not been audited.

M-240    MainStay VP Large Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2010 UNAUDITED



                                   SHARES         VALUE
COMMON STOCKS 97.0%+
-------------------------------------------------------

AEROSPACE & DEFENSE 2.0%
United Technologies Corp.          83,700  $  5,432,967
                                           ------------


AIR FREIGHT & LOGISTICS 1.1%
C.H. Robinson Worldwide, Inc.      53,800     2,994,508
                                           ------------


BEVERAGES 1.1%
PepsiCo, Inc.                      49,900     3,041,405
                                           ------------


BIOTECHNOLOGY 1.4%
Celgene Corp.(a)                   73,900     3,755,598
                                           ------------


CAPITAL MARKETS 3.2%
Franklin Resources, Inc.           38,100     3,283,839
Goldman Sachs Group, Inc.
  (The)                            41,900     5,500,213
                                           ------------
                                              8,784,052
                                           ------------

CHEMICALS 1.0%
Ecolab, Inc.                       59,900     2,690,109
                                           ------------


COMMUNICATIONS EQUIPMENT 4.5%
V  Cisco Systems, Inc. (a)        323,000     6,883,130
QUALCOMM, Inc.                    168,800     5,543,392
                                           ------------
                                             12,426,522
                                           ------------

COMPUTERS & PERIPHERALS 11.4%
V  Apple, Inc. (a)                 53,100    13,356,243
V  EMC Corp. (a)                  395,800     7,243,140
V  Hewlett-Packard Co.            211,300     9,145,064
NetApp, Inc. (a)                   43,300     1,615,523
                                           ------------
                                             31,359,970
                                           ------------

CONSTRUCTION & ENGINEERING 0.9%
Fluor Corp.                        57,500     2,443,750
                                           ------------


DIVERSIFIED CONSUMER SERVICES 1.0%
New Oriental Education &
  Technology Group, Inc.,
  Sponsored ADR (a)(b)             29,600     2,758,424
                                           ------------


DIVERSIFIED FINANCIAL SERVICES 4.0%
IntercontinentalExchange,
  Inc. (a)                         26,900     3,040,507
V  JPMorgan Chase & Co.           216,200     7,915,082
                                           ------------
                                             10,955,589
                                           ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 1.8%
Agilent Technologies, Inc.
  (a)                              86,100     2,447,823
Amphenol Corp. Class A             67,400     2,647,472
                                           ------------
                                              5,095,295
                                           ------------

ENERGY EQUIPMENT & SERVICES 3.2%
Dresser-Rand Group, Inc. (a)       99,600     3,142,380
Schlumberger, Ltd.                103,500     5,727,690
                                           ------------
                                              8,870,070
                                           ------------

FOOD & STAPLES RETAILING 1.0%
Costco Wholesale Corp.             50,100     2,746,983
                                           ------------


FOOD PRODUCTS 1.2%
Green Mountain Coffee
  Roasters, Inc. (a)              126,300     3,245,910
                                           ------------


HEALTH CARE PROVIDERS & SERVICES 4.3%
Express Scripts, Inc. (a)         115,200     5,416,704
V  Medco Health Solutions,
  Inc. (a)                        114,100     6,284,628
                                           ------------
                                             11,701,332
                                           ------------

HOTELS, RESTAURANTS & LEISURE 1.2%
Yum! Brands, Inc.                  83,000     3,240,320
                                           ------------


INTERNET & CATALOG RETAIL 3.7%
Amazon.com, Inc. (a)               48,100     5,255,406
Priceline.com, Inc. (a)            27,100     4,784,234
                                           ------------
                                             10,039,640
                                           ------------

INTERNET SOFTWARE & SERVICES 4.5%
Baidu, Inc., Sponsored ADR
  (a)(b)                           52,400     3,567,392
Equinix, Inc. (a)                  43,300     3,516,826
Google, Inc. Class A (a)           11,640     5,179,218
                                           ------------
                                             12,263,436
                                           ------------

IT SERVICES 7.6%
V  Cognizant Technology
  Solutions Corp. Class A (a)     205,400    10,282,324
V  Visa, Inc. Class A             147,300    10,421,475
                                           ------------
                                             20,703,799
                                           ------------

LIFE SCIENCES TOOLS & SERVICES 0.5%
Thermo Fisher Scientific,
  Inc. (a)                         28,800     1,412,640
                                           ------------


MACHINERY 6.8%
V  Danaher Corp.                  191,400     7,104,768
Deere & Co.                        74,900     4,170,432
Flowserve Corp.                    30,900     2,620,320
Illinois Tool Works, Inc.         115,400     4,763,712
                                           ------------
                                             18,659,232
                                           ------------



+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, as of June 30, 2010, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-241


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
METALS & MINING 1.2%
Cliffs Natural Resources,
  Inc.                             69,900  $  3,296,484
                                           ------------


MULTILINE RETAIL 1.3%
Kohl's Corp. (a)                   76,100     3,614,750
                                           ------------


OIL, GAS & CONSUMABLE FUELS 4.1%
EOG Resources, Inc.                46,800     4,603,716
Occidental Petroleum Corp.         36,600     2,823,690
Peabody Energy Corp.               99,200     3,881,696
                                           ------------
                                             11,309,102
                                           ------------

PERSONAL PRODUCTS 1.0%
Estee Lauder Cos., Inc. (The)
  Class A                          49,100     2,736,343
                                           ------------


PHARMACEUTICALS 3.8%
Shire PLC, ADR (b)                 70,100     4,302,738
Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (b)                         115,400     5,999,646
                                           ------------
                                             10,302,384
                                           ------------

ROAD & RAIL 2.8%
V  Union Pacific Corp.            111,700     7,764,267
                                           ------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.5%
Broadcom Corp. Class A             91,700     3,023,349
Lam Research Corp. (a)             83,700     3,185,622
Linear Technology Corp.            92,500     2,572,425
Marvell Technology Group,
  Ltd. (a)                        219,400     3,457,744
                                           ------------
                                             12,239,140
                                           ------------

SOFTWARE 5.8%
Autodesk, Inc. (a)                123,300     3,003,588
Citrix Systems, Inc. (a)           76,500     3,230,595
Oracle Corp.                      233,200     5,004,472
Salesforce.com, Inc. (a)           28,900     2,480,198
VMware, Inc. Class A (a)           33,300     2,084,247
                                           ------------
                                             15,803,100
                                           ------------

SPECIALTY RETAIL 4.0%
Lowe's Cos., Inc.                 118,300     2,415,686
O'Reilly Automotive, Inc. (a)      69,900     3,324,444
Urban Outfitters, Inc. (a)        150,600     5,179,134
                                           ------------
                                             10,919,264
                                           ------------

WIRELESS TELECOMMUNICATION SERVICES 1.1%
American Tower Corp. Class A
  (a)                              66,800     2,972,600
                                           ------------
Total Common Stocks
  (Cost $253,960,088)                       265,578,985
                                           ------------


                                PRINCIPAL
                                   AMOUNT
SHORT-TERM INVESTMENT 2.8%
-------------------------------------------------------

REPURCHASE AGREEMENT 2.8%
State Street Bank and Trust
  Co.
  0.00%, dated 6/30/10
  due 7/1/10
  Proceeds at Maturity
  $7,588,065
  (Collateralized by a United
  States
  Treasury Note with a rate
  of 3.125% and a maturity
  date of 4/30/17,
  with a Principal Amount of
  $7,365,000 and a Market
  Value of
  $7,741,352)                  $7,588,065     7,588,065
                                           ------------
Total Short-Term Investment
  (Cost $7,588,065)                           7,588,065
                                           ------------
Total Investments
  (Cost $261,548,153) (c)            99.8%  273,167,050
Other Assets, Less
  Liabilities                         0.2       504,240
                               ----------  ------------

Net Assets                          100.0% $273,671,290
                               ==========  ============





(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At June 30, 2010, cost is $265,348,378
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation       $ 25,340,222
Gross unrealized depreciation        (17,521,550)
                                    ------------
Net unrealized appreciation         $  7,818,672
                                    ============





M-242    MainStay VP Large Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities(a)
  Common Stocks                                $265,578,985   $       --      $     --  $265,578,985
  Short-Term Investment
     Repurchase Agreement                                --    7,588,065            --     7,588,065
                                               ------------   ----------      --------  ------------
Total Investments in Securities                $265,578,985   $7,588,065           $--  $273,167,050
                                               ============   ==========      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

At June 30, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-243

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $261,548,153)     $273,167,050
Receivables:
  Investment securities sold            1,819,730
  Fund shares sold                        244,784
  Dividends and interest                  209,323
Other assets                                2,737
                                     ------------
     Total assets                     275,443,624
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased       1,429,623
  Manager (See Note 3)                    177,493
  Fund shares redeemed                     75,999
  Shareholder communication                31,284
  NYLIFE Distributors (See Note 3)         26,226
  Professional fees                        23,085
  Directors                                 1,429
Accrued expenses                            7,195
                                     ------------
     Total liabilities                  1,772,334
                                     ------------
Net assets                           $273,671,290
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    237,842
Additional paid-in capital            330,087,975
                                     ------------
                                      330,325,817
Accumulated net investment loss          (416,185)
Accumulated net realized loss on
  investments                         (67,857,239)
Net unrealized appreciation on
  investments                          11,618,897
                                     ------------
Net assets                           $273,671,290
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $151,882,416
                                     ============
Shares of capital stock outstanding    13,125,936
                                     ============
Net asset value per share
  outstanding                        $      11.57
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $121,788,874
                                     ============
Shares of capital stock outstanding    10,658,279
                                     ============
Net asset value per share
  outstanding                        $      11.43
                                     ============





M-244    MainStay VP Large Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  1,038,517
  Interest                                    385
                                     ------------
     Total income                       1,038,902
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,205,932
  Distribution and service--Service
     Class
     (See Note 3)                         156,308
  Shareholder communication                44,414
  Professional fees                        37,923
  Custodian                                 6,966
  Directors                                 6,104
  Miscellaneous                            11,466
                                     ------------
     Total expenses before waiver       1,469,113
  Expense waiver from Manager (See
     Note 3)                              (14,026)
                                     ------------
     Net expenses                       1,455,087
                                     ------------
Net investment loss                      (416,185)
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments       22,812,979
Net change in unrealized
  appreciation (depreciation) on
  investments                         (53,740,142)
                                     ------------
Net realized and unrealized loss on
  investments                         (30,927,163)
                                     ------------
Net decrease in net assets
  resulting from operations          $(31,343,348)
                                     ============




(a) Dividends recorded net of foreign withholding taxes in the amount of $7,335.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-245

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2009


                                      2010          2009
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss          $   (416,185) $   (223,196)
 Net realized gain (loss)
  on investments and
  foreign currency
  transactions                  22,812,979   (17,840,058)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                  (53,740,142)  118,741,471
                              --------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                   (31,343,348)  100,678,217
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        43,192,952    53,105,240
 Cost of shares redeemed       (87,060,494)  (58,699,753)
                              --------------------------
    Decrease in net assets
     derived from capital
     share transactions        (43,867,542)   (5,594,513)
                              --------------------------
    Net increase (decrease)
     in net assets             (75,210,890)   95,083,704
NET ASSETS:
Beginning of period            348,882,180   253,798,476
                              --------------------------
End of period                 $273,671,290  $348,882,180
                              ==========================
Accumulated net investment
 loss at end of period        $   (416,185) $         --
                              ==========================





M-246    MainStay VP Large Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-247

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                          INITIAL CLASS
                                           --------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED
                                            JUNE 30,                          YEAR ENDED DECEMBER 31,
                                              2010*            2009            2008            2007            2006
Net asset value at beginning of
  period                                    $  12.88         $   9.19        $  15.04        $  12.39        $  11.57
                                            --------         --------        --------        --------        --------
Net investment income (loss) (a)               (0.01)            0.00++         (0.01)           0.02            0.01
Net realized and unrealized gain
  (loss) on investments                        (1.30)            3.69           (5.83)           2.63            0.83
                                            --------         --------        --------        --------        --------
Total from investment operations               (1.31)            3.69           (5.84)           2.65            0.84
                                            --------         --------        --------        --------        --------
Less dividends:
  From net investment income                      --               --           (0.01)          (0.00)++        (0.02)
                                            --------         --------        --------        --------        --------
Net asset value at end of period            $  11.57         $  12.88        $   9.19        $  15.04        $  12.39
                                            ========         ========        ========        ========        ========
Total investment return                       (10.17%)(b)(c)    40.15%(c)      (38.80%)         21.35%           7.24%
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income (loss)                 (0.17%)++         0.00%(e)       (0.05%)          0.11%           0.07%
  Net expenses                                  0.81% ++         0.80%           0.76%           0.70%           0.79%#
  Expenses (before
     waiver/reimbursement)                      0.82% ++         0.81%           0.78%           0.72%           0.81%#
Portfolio turnover rate                           55%              68%            111%             82%             96%
Net assets at end of period (in
  000's)                                    $151,882         $230,769        $184,911        $266,473        $181,657
                                            INITIAL
                                             CLASS
                                           --------
                                             YEAR
                                             ENDED
                                           DECEMBER
                                              31,
                                             2005
Net asset value at beginning of
  period                                   $  11.09
                                           --------
Net investment income (loss) (a)               0.02
Net realized and unrealized gain
  (loss) on investments                        0.46
                                           --------
Total from investment operations               0.48
                                           --------
Less dividends:
  From net investment income                  (0.00)++
                                           --------
Net asset value at end of period           $  11.57
                                           ========
Total investment return                        4.35%(d)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income (loss)                 0.28%
  Net expenses                                 0.64%#
  Expenses (before
     waiver/reimbursement)                     0.79%#
Portfolio turnover rate                         205%
Net assets at end of period (in
  000's)                                   $108,635




*    Unaudited.
++   Annualized.
++   Less than one cent per share.
#    Includes fees paid indirectly which amounted to 0.01% and less than one-
     hundredth of a percent of average net assets for the years ended December 31,
     2006 and 2005.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is not annualized.
(c)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total investment return would have been 4.20% and 3.98% for the Initial Class shares and Service Class shares, respectively, for the year ended December 31, 2005.
(e)  Less than one-hundredth of a percent.




M-248    MainStay VP Large Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                SERVICE CLASS
      ------------------------------------------------------------------------------------------------
      SIX MONTHS
         ENDED
       JUNE 30,                                      YEAR ENDED DECEMBER 31,
         2010*              2009              2008             2007             2006             2005

       $  12.73           $   9.11          $ 14.93          $ 12.33          $ 11.53          $ 11.07
       --------           --------          -------          -------          -------          -------
          (0.02)             (0.03)           (0.04)           (0.02)           (0.02)            0.00++
          (1.28)              3.65            (5.78)            2.62             0.82             0.46
       --------           --------          -------          -------          -------          -------
          (1.30)              3.62            (5.82)            2.60             0.80             0.46
       --------           --------          -------          -------          -------          -------

             --                 --               --               --            (0.00)++            --
       --------           --------          -------          -------          -------          -------
       $  11.43           $  12.73          $  9.11          $ 14.93          $ 12.33          $ 11.53
       ========           ========          =======          =======          =======          =======
         (10.21%)(b)(c)      39.74% (c)      (38.94%)          21.05%            6.97%            4.10%(d)

          (0.39%)++          (0.26%)          (0.29%)          (0.13%)          (0.18%)           0.03%
           1.06% ++           1.05%            1.01%            0.95%            1.04% #          0.89%#
           1.07% ++           1.06%            1.03%            0.97%            1.06% #          1.04%#
             55%                68%             111%              82%              96%             205%
       $121,789           $118,113          $68,887          $75,403          $39,592          $22,993




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-249

MAINSTAY VP MID CAP CORE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                      AS OF 6/30/10
--------------------------------------------------------------------------------

                                                            SINCE
AVERAGE ANNUAL                 SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS                MONTHS     YEAR     YEARS     (7/2/01)
-------------------------------------------------------------------
After Portfolio operating
  expenses                   -2.62%    23.31%    0.29%      4.31%





(LINE GRAPH)

                MAINSTAY VP
                  MID CAP       RUSSELL MIDCAP(R)
              CORE PORTFOLIO          INDEX
              --------------    -----------------
07/02/01         10000.00            10000.00
06/30/02          9299.00             9077.00
06/30/03          9223.00             9316.00
06/30/04         11809.00            12054.00
06/30/05         14414.00            14117.00
06/30/06         16547.00            16045.00
06/30/07         20246.00            19387.00
06/30/08         17887.00            17217.00
06/30/09         11860.00            11990.00
06/30/10         14625.00            15002.00



SERVICE CLASS(1)                                                   AS OF 6/30/10
--------------------------------------------------------------------------------

                                                             SINCE
AVERAGE ANNUAL                  SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS                 MONTHS     YEAR     YEARS     (7/2/01)
--------------------------------------------------------------------
After Portfolio operating
  expenses                    -2.74%    23.01%    0.04%      4.05%





(LINE GRAPH)

                                             MAINSTAY VP
                                               MID CAP       RUSSELL MIDCAP(R)
                                           CORE PORTFOLIO          INDEX
                                           --------------    -----------------
07/02/01                                      10000.00            10000.00
06/30/02                                       9276.00             9077.00
06/30/03                                       9177.00             9316.00
06/30/04                                      11721.00            12054.00
06/30/05                                      14271.00            14117.00
06/30/06                                      16342.00            16045.00
06/30/07                                      19945.00            19387.00
06/30/08                                      17577.00            17217.00
06/30/09                                      11625.00            11990.00
06/30/10                                      14299.00            15002.00




BENCHMARK PERFORMANCE                                                                        SINCE
                                                                                           INCEPTION
                                                                SIX       ONE      FIVE      OF THE
                                                              MONTHS     YEAR     YEARS    PORTFOLIO
Russell Midcap(R) Index(2)                                    -2.06%    25.13%    1.22%      4.61%
Average Lipper Variable Products Mid Cap Core Portfolio(3)    -1.89     23.96     1.18       4.52






1. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3. The Average Lipper Variable Products Mid Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's U.S. diversified equity large-cap floor. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400(R) Index. Lipper Inc. is an independent monitor of fund performance.


M-250    MainStay VP Mid Cap Core Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP CORE PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2010, to June 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2010, to June 30, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/10         6/30/10       PERIOD(1)         6/30/10        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $973.80         $4.45          $1,020.30         $4.56
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $972.60         $5.67          $1,019.00         $5.81
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.91% for Initial Class and 1.16% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-251

INDUSTRY COMPOSITION AS OF JUNE 30, 2010 (UNAUDITED)


Insurance                                5.9%
Machinery                                5.8
Specialty Retail                         5.1
Computers & Peripherals                  3.8
Health Care Providers & Services         3.8
Real Estate Investment Trusts            3.6
Commercial Banks                         3.5
Chemicals                                3.3
Oil, Gas & Consumable Fuels              3.3
Software                                 3.3
Semiconductors & Semiconductor
  Equipment                              2.8
IT Services                              2.6
Multiline Retail                         2.5
Health Care Equipment & Supplies         2.4
Pharmaceuticals                          2.4
Energy Equipment & Services              2.3
Household Durables                       2.3
Media                                    2.3
Food Products                            2.2
Hotels, Restaurants & Leisure            2.1
Electronic Equipment & Instruments       1.9
Multi-Utilities                          1.8
Trading Companies & Distributors         1.7
Gas Utilities                            1.5
Metals & Mining                          1.5
Paper & Forest Products                  1.5
Airlines                                 1.4
Beverages                                1.4
Personal Products                        1.4
Diversified Telecommunication
  Services                               1.3
Life Sciences Tools & Services           1.3
Capital Markets                          1.2
Auto Components                          1.1
Electrical Equipment                     1.1
Internet Software & Services             1.1
Wireless Telecommunication Services      1.1
Construction & Engineering               1.0
Consumer Finance                         1.0
Exchange Traded Funds                    1.0
Biotechnology                            0.9
Communications Equipment                 0.9
Independent Power Producers & Energy
  Traders                                0.9
Diversified Consumer Services            0.8
Industrial Conglomerates                 0.8
Road & Rail                              0.8
Real Estate Management & Development     0.7
Textiles, Apparel & Luxury Goods         0.6
Commercial Services & Supplies           0.5
Containers & Packaging                   0.5
Building Products                        0.4
Food & Staples Retailing                 0.4
Leisure Equipment & Products             0.4
Aerospace & Defense                      0.3
Thrifts & Mortgage Finance               0.2
Internet & Catalog Retail                0.1
Air Freight & Logistics                  0.0++
Diversified Financial Services           0.0++
Office Electronics                       0.0++
Short-Term Investment                    0.3
Other Assets, Less Liabilities          -0.1
                                       -----
                                       100.0%
                                       =====



 See Portfolio of Investments beginning on page M-255 for specific holdings within these categories.


++ Less than one-tenth percent.

TOP TEN HOLDINGS AS OF JUNE 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  NetApp, Inc.
    2.  Hospira, Inc.
    3.  Annaly Capital Management, Inc.
    4.  AmerisourceBergen Corp.
    5.  Discover Financial Services
    6.  Coca-Cola Enterprises, Inc.
    7.  Humana, Inc.
    8.  M&T Bank Corp.
    9.  International Paper Co.
   10.  W.W. Grainger, Inc.





M-252    MainStay VP Mid Cap Core Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY HARVEY FRAM, CFA, AND MIGENE KIM, CFA, OF MADISON SQUARE INVESTORS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP MID CAP CORE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2010?

For the six months ended June 30, 2010, MainStay VP Mid Cap Core Portfolio returned -2.62% for Initial Class shares and -2.74% for Service Class Shares. Both share classes underperformed the -1.89% return of the average Lipper(1) Variable Products Mid-Cap Core Portfolio and the -2.06% return of the Russell Midcap(R) Index(1) for the six months ended June 30, 2010. The Russell Midcap(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO THE RUSSELL MIDCAP(R) INDEX DURING THE REPORTING PERIOD?

An overweight position in the information technology sector, which underperformed the Russell Midcap(R) Index, was the most significant contributor to the Portfolio's underperformance of its benchmark. From a factor perspective, our valuation factors led us to select stocks such as Micron Technology and Western Digital, both of which underperformed the benchmark. An overweight position in the materials sector, which underperformed the benchmark, also contributed to the Portfolio's underperformance.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S RELATIVE PERFORMANCE AND WHICH SECTORS DETRACTED THE MOST?

The strongest-contributing sectors to the Portfolio's performance relative to the Russell Midcap(R) Index were consumer discretionary, consumer staples and energy. An overweight position in consumer discretionary stocks helped the Portfolio's performance as many retailers reported strong earnings despite fears that U.S. consumers would be slow to spend. An underweight position in energy helped performance as oil prices dropped during the second quarter on fears of weak worldwide economic growth. The fallout from the BP oil spill in the Gulf of Mexico also affected a number of energy companies. Within consumer staples, the Portfolio held an overweight position in food products company Tyson Foods, which was one of the best-performing stocks in the first half of 2010.

The sectors that contributed most negatively to the Portfolio's performance relative to the Russell Midcap(R) Index were information technology, financials and materials. Overweight positions in the information technology and materials sectors, both of which underperformed the Russell Midcap(R) Index, were the main contributors to the Portfolio's underperformance of its benchmark.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS WERE THE WEAKEST CONTRIBUTORS?

Software company Sybase, Tyson Foods and specialty pharmaceutical and generic drug manufacturer Valeant Pharmaceuticals International are examples of stocks that made strong absolute contributions to the Portfolio's performance. Sybase benefited when SAP agreed to buy the company for $65 a share through a tender offer, a hefty premium to its previous night's close. Tyson Foods advanced on improvements in its chicken business and higher beef and pork revenue. The acquisition strategy of Valeant Pharmaceuticals International has been gaining traction over the past two years. This initiative, along with past restructuring efforts, has created a more specialized and lower-cost business that has helped the company generate strong results.

Data storage device company Western Digital, drug manufacturer King Pharmaceuticals and transaction processing services company Global Payments made the weakest contributions to the Portfolio's absolute returns. Western Digital suffered from concerns that memory manufacturers might eat into the core hard-drive market. King Pharmaceuticals fell on declining sales of branded pharmaceutical products and weak new sales of lower-margin animal health products. The company also faced special charges. Global Payments formed a money-transfer business to expand its services, but the move hindered the company's profit potential.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the reporting period, the Portfolio established positions in insurance company Hartford Financial Services and pharmaceutical company Cephalon. Hartford Financial Services is a stock that our model usually finds attractive, but the model--and we ourselves--had avoided the stock after earnings fell sharply following the credit crisis of 2008. We bought

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-253

Cephalon because it has done well by acquiring late-stage drug candidates and marketing them shrewdly.

During the reporting period, we sold the Portfolio's position in capital markets company TD Ameritrade Holding when its retail trading activity dropped off and investors perceived elevated risks in the market. We sold health care services provider Quest Diagnostics because the company faces stiff competition from its main rival, Laboratory Corp. of America Holdings.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, we increased the Portfolio's weighting relative to the Russell Midcap(R) Index in the industrials and consumer discretionary sectors. Within industrials, we purchased machinery stocks such as Cummins and airline stocks such as Southwest Airlines.

During the first six months of 2010, we reduced the Portfolio's holdings in the energy and information technology sectors. In energy, we reduced the Portfolio's already underweight position in energy equipment & services, as we believed stocks in this industry might be affected by fallout from the BP oil spill. Although we reduced the Portfolio's allocation to information technology, the Portfolio remained overweight relative to the benchmark in the sector.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Mid Cap Core Portfolio on this page and the preceding pages has not been audited.

M-254    MainStay VP Mid Cap Core Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2010 UNAUDITED



                                   SHARES         VALUE
COMMON STOCKS 98.8%+
-------------------------------------------------------

AEROSPACE & DEFENSE 0.3%
ITT Corp.                          14,011  $    629,374
L-3 Communications Holdings,
  Inc.                             18,384     1,302,323
                                           ------------
                                              1,931,697
                                           ------------

AIR FREIGHT & LOGISTICS 0.0%++
UTI Worldwide, Inc.                19,405       240,234
                                           ------------


AIRLINES 1.4%
AMR Corp. (a)                      53,066       359,788
Continental Airlines, Inc.
  Class B (a)                      72,880     1,603,360
Copa Holdings S.A. Class A         24,053     1,063,624
Delta Air Lines, Inc. (a)          16,687       196,072
Southwest Airlines Co.            426,067     4,733,604
UAL Corp. (a)                      19,943       410,028
                                           ------------
                                              8,366,476
                                           ------------

AUTO COMPONENTS 1.1%
Autoliv, Inc. (a)                 103,311     4,943,431
Federal Mogul Corp. Class A
  (a)                              20,814       270,998
TRW Automotive Holdings Corp.
  (a)                              66,301     1,827,919
                                           ------------
                                              7,042,348
                                           ------------

BEVERAGES 1.4%
V  Coca-Cola Enterprises,
  Inc.                            238,415     6,165,412
Dr. Pepper Snapple Group,
  Inc.                             71,043     2,656,298
                                           ------------
                                              8,821,710
                                           ------------

BIOTECHNOLOGY 0.9%
Cephalon, Inc. (a)                 94,227     5,347,382
                                           ------------


BUILDING PRODUCTS 0.4%
Armstrong World Industries,
  Inc. (a)                            739        22,303
Owens Corning, Inc. (a)            73,118     2,186,959
                                           ------------
                                              2,209,262
                                           ------------

CAPITAL MARKETS 1.2%
Ameriprise Financial, Inc.        113,921     4,115,966
GLG Partners, Inc. (a)             35,454       155,288
T. Rowe Price Group, Inc.          72,005     3,196,302
                                           ------------
                                              7,467,556
                                           ------------

CHEMICALS 3.3%
Ashland, Inc.                     103,609     4,809,530
Cabot Corp.                        32,352       780,007
CF Industries Holdings, Inc.       25,395     1,611,313
Cytec Industries, Inc.            115,602     4,622,924
Huntsman Corp.                     88,335       765,864
Lubrizol Corp. (The)               67,789     5,444,135
Nalco Holding Co.                  79,716     1,630,989
RPM International, Inc.            43,956       784,175
Sherwin-Williams Co. (The)            785        54,314
                                           ------------
                                             20,503,251
                                           ------------

COMMERCIAL BANKS 3.5%
Bank of Hawaii Corp.               62,403     3,017,185
BOK Financial Corp.                46,927     2,227,625
City National Corp.                26,643     1,364,921
Comerica, Inc.                     15,596       574,401
Commerce Bancshares, Inc.          27,062       973,961
Cullen/Frost Bankers, Inc.         25,908     1,331,671
East West Bancorp, Inc.            29,004       442,311
Fifth Third Bancorp               360,837     4,434,687
First Citizens BancShares,
  Inc. Class A                      5,598     1,076,663
Fulton Financial Corp.              7,977        76,978
V  M&T Bank Corp.                  69,532     5,906,744
TCF Financial Corp.                19,802       328,911
                                           ------------
                                             21,756,058
                                           ------------

COMMERCIAL SERVICES & SUPPLIES 0.5%
R.R. Donnelley & Sons Co.         203,061     3,324,109
                                           ------------


COMMUNICATIONS EQUIPMENT 0.9%
CommScope, Inc. (a)                30,717       730,143
Harris Corp.                       56,427     2,350,185
Tellabs, Inc.                     418,832     2,676,336
                                           ------------
                                              5,756,664
                                           ------------

COMPUTERS & PERIPHERALS 3.8%
Lexmark International, Inc.
  Class A (a)                     144,344     4,767,682
V  NetApp, Inc. (a)               186,790     6,969,135
SanDisk Corp. (a)                  34,669     1,458,525
Seagate Technology (a)            346,355     4,516,469
Western Digital Corp. (a)         178,933     5,396,619
                                           ------------
                                             23,108,430
                                           ------------

CONSTRUCTION & ENGINEERING 1.0%
Chicago Bridge & Iron Co.
  N.V. (a)                         35,104       660,306
Shaw Group, Inc. (The) (a)        150,921     5,164,517
URS Corp. (a)                         664        26,128
                                           ------------
                                              5,850,951
                                           ------------

CONSUMER FINANCE 1.0%
V  Discover Financial
  Services                        442,579     6,187,254
                                           ------------


CONTAINERS & PACKAGING 0.5%
Crown Holdings, Inc. (a)          111,714     2,797,319
                                           ------------




+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, as of June 30, 2010, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-255


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
DIVERSIFIED CONSUMER SERVICES 0.8%
Apollo Group, Inc. Class A
  (a)                              50,458  $  2,142,951
Career Education Corp. (a)         75,969     1,748,807
DeVry, Inc.                         1,261        66,190
H&R Block, Inc.                    76,961     1,207,518
                                           ------------
                                              5,165,466
                                           ------------

DIVERSIFIED FINANCIAL SERVICES 0.0%++
IntercontinentalExchange,
  Inc. (a)                          1,206       136,314
                                           ------------


DIVERSIFIED TELECOMMUNICATION SERVICES 1.3%
Qwest Communications
  International, Inc.             804,986     4,226,176
T.W. Telecom, Inc. (a)            232,604     3,879,835
                                           ------------
                                              8,106,011
                                           ------------

ELECTRICAL EQUIPMENT 1.1%
General Cable Corp. (a)            41,185     1,097,580
Hubbel, Inc. Class B               87,283     3,464,262
Regal-Beloit Corp.                 43,484     2,425,538
Thomas & Betts Corp. (a)            2,100        72,870
                                           ------------
                                              7,060,250
                                           ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 1.9%
Arrow Electronics, Inc. (a)        43,962       982,551
AVX Corp.                          52,375       671,448
Ingram Micro, Inc. Class A
  (a)                              43,733       664,304
Jabil Circuit, Inc.               189,341     2,518,235
Tech Data Corp. (a)               108,987     3,882,117
Vishay Intertechnology, Inc.
  (a)                             354,266     2,742,019
                                           ------------
                                             11,460,674
                                           ------------

ENERGY EQUIPMENT & SERVICES 2.3%
Exterran Holdings, Inc. (a)       145,826     3,763,769
Nabors Industries, Ltd. (a)         6,729       118,565
Oceaneering International,
  Inc. (a)                         10,264       460,853
Oil States International,
  Inc. (a)                        121,939     4,826,346
SEACOR Holdings, Inc. (a)          22,767     1,608,716
Smith International, Inc.          82,985     3,124,385
Tidewater, Inc.                     1,219        47,200
                                           ------------
                                             13,949,834
                                           ------------

FOOD & STAPLES RETAILING 0.4%
Safeway, Inc.                     123,257     2,423,233
                                           ------------


FOOD PRODUCTS 2.2%
ConAgra Foods, Inc.                67,762     1,580,210
Corn Products International,
  Inc.                            155,177     4,701,863
H.J. Heinz Co.                     28,069     1,213,142
Smithfield Foods, Inc. (a)         51,378       765,532
Tyson Foods, Inc. Class A         321,696     5,272,598
                                           ------------
                                             13,533,345
                                           ------------

GAS UTILITIES 1.5%
Atmos Energy Corp.                169,297     4,577,791
Energen Corp.                      61,002     2,704,219
ONEOK, Inc.                        20,141       871,098
Questar Corp.                      18,265       830,875
                                           ------------
                                              8,983,983
                                           ------------

HEALTH CARE EQUIPMENT & SUPPLIES 2.4%
CareFusion Corp. (a)              113,467     2,575,701
Hill-Rom Holdings, Inc.            64,149     1,952,054
Hologic, Inc. (a)                 202,834     2,825,477
V  Hospira, Inc. (a)              119,464     6,863,207
Intuitive Surgical, Inc. (a)        1,190       375,588
Teleflex, Inc.                        887        48,146
                                           ------------
                                             14,640,173
                                           ------------

HEALTH CARE PROVIDERS & SERVICES 3.8%
V  AmerisourceBergen Corp.        200,973     6,380,893
Coventry Health Care, Inc.
  (a)                             143,272     2,533,049
Health Net, Inc. (a)              201,496     4,910,458
V  Humana, Inc. (a)               132,029     6,029,764
Laboratory Corp. of America
  Holdings (a)                     24,688     1,860,241
Lincare Holdings, Inc. (a)         56,199     1,827,029
                                           ------------
                                             23,541,434
                                           ------------

HOTELS, RESTAURANTS & LEISURE 2.1%
Brinker International, Inc.       254,516     3,680,302
Darden Restaurants, Inc.          131,985     5,127,617
Panera Bread Co. Class A (a)       56,677     4,267,211
Starwood Hotels & Resorts
  Worldwide, Inc.                   1,347        55,806
Wendy's/Arby's Group, Inc.
  Class A                           1,031         4,124
                                           ------------
                                             13,135,060
                                           ------------

HOUSEHOLD DURABLES 2.3%
Garmin, Ltd.                       88,462     2,581,321
KB Home                            19,946       219,406
Leggett & Platt, Inc.             229,373     4,601,222
Mohawk Industries, Inc. (a)        23,168     1,060,168
Whirlpool Corp.                    62,050     5,449,231
                                           ------------
                                             13,911,348
                                           ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.9%
Constellation Energy Group,
  Inc.                            169,166     5,455,603
                                           ------------


INDUSTRIAL CONGLOMERATES 0.8%
Carlisle Cos., Inc.               131,862     4,764,174
                                           ------------


INSURANCE 5.9%
Allied World Assurance
  Holdings, Ltd./Bermuda           93,410     4,238,946
American Financial Group,
  Inc.                            183,681     5,018,165
Arch Capital Group, Ltd. (a)        3,690       274,905
Aspen Insurance Holdings,
  Ltd.                             40,476     1,001,376


M-256    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
INSURANCE (CONTINUED)
Assurant, Inc.                    117,182  $  4,066,215
Axis Capital Holdings, Ltd.       161,311     4,794,163
CNA Financial Corp. (a)               965        24,665
Endurance Specialty Holdings,
  Ltd.                             57,217     2,147,354
Hartford Financial Services
  Group, Inc. (The)               253,116     5,601,457
HCC Insurance Holdings, Inc.       30,472       754,487
Mercury General Corp.              11,288       467,775
PartnerRe, Ltd.                       431        30,230
Principal Financial Group,
  Inc.                             98,306     2,304,293
RenaissanceRe Holdings, Ltd.       41,903     2,357,882
Unum Group                          1,426        30,944
Validus Holdings, Ltd.             73,097     1,785,029
White Mountains Insurance
  Group, Ltd.                       3,418     1,108,115
                                           ------------
                                             36,006,001
                                           ------------

INTERNET & CATALOG RETAIL 0.1%
Expedia, Inc.                      25,431       477,594
Priceline.com, Inc. (a)               679       119,871
                                           ------------
                                                597,465
                                           ------------

INTERNET SOFTWARE & SERVICES 1.1%
AOL, Inc. (a)                      53,740     1,117,255
IAC/InterActiveCorp (a)           211,239     4,640,921
VeriSign, Inc. (a)                 48,468     1,286,825
                                           ------------
                                              7,045,001
                                           ------------

IT SERVICES 2.6%
Amdocs, Ltd. (a)                  148,949     3,999,281
Computer Sciences Corp.            95,266     4,310,787
Convergys Corp. (a)               184,847     1,813,349
Global Payments, Inc.              32,771     1,197,452
Hewitt Associates, Inc. Class
  A (a)                           107,605     3,708,068
Total System Services, Inc.        65,762       894,363
                                           ------------
                                             15,923,300
                                           ------------

LEISURE EQUIPMENT & PRODUCTS 0.4%
Mattel, Inc.                      129,412     2,738,358
                                           ------------


LIFE SCIENCES TOOLS & SERVICES 1.3%
Bio-Rad Laboratories, Inc.
  Class A (a)                      41,924     3,626,007
Millipore Corp. (a)                11,171     1,191,387
Pharmaceutical Product
  Development, Inc.               114,715     2,914,908
                                           ------------
                                              7,732,302
                                           ------------

MACHINERY 5.8%
AGCO Corp. (a)                    172,457     4,651,165
CNH Global N.V. (a)                36,126       818,254
Crane Co.                          11,606       350,617
Cummins, Inc.                      58,389     3,802,876
Eaton Corp.                           946        61,906
Harsco Corp.                       34,005       799,117
Lincoln Electric Holdings,
  Inc.                             24,123     1,230,032
Manitowoc Co., Inc. (The)          32,590       297,873
Navistar International Corp.
  (a)                              69,572     3,422,942
Oshkosh Corp. (a)                 153,210     4,774,024
Parker Hannifin Corp.               1,329        73,706
Snap-On, Inc.                      19,418       794,390
SPX Corp.                           1,280        67,597
Timken Co. (The)                  179,048     4,653,458
Toro Co. (The)                     88,284     4,336,510
Trinity Industries, Inc.          120,278     2,131,326
Valmont Industries, Inc.           50,550     3,672,963
                                           ------------
                                             35,938,756
                                           ------------

MEDIA 2.3%
Cablevision Systems Corp.
  Class A                          55,012     1,320,838
DISH Network Corp. Class A         20,567       373,291
Gannett Co., Inc.                  24,441       328,976
Interactive Data Corp.              8,503       283,830
Interpublic Group of Cos.,
  Inc. (The) (a)                  543,967     3,878,485
John Wiley & Sons, Inc. Class
  A                                98,995     3,828,137
McGraw-Hill Cos., Inc. (The)       53,077     1,493,587
Washington Post Co. Class B         6,680     2,742,006
                                           ------------
                                             14,249,150
                                           ------------

METALS & MINING 1.5%
Carpenter Technology Corp.         66,342     2,178,008
Commercial Metals Co.             160,126     2,116,866
Reliance Steel & Aluminum Co.     121,528     4,393,237
Schnitzer Steel Industries,
  Inc. Class A                     12,244       479,965
                                           ------------
                                              9,168,076
                                           ------------

MULTI-UTILITIES 1.8%
Ameren Corp.                       29,196       693,989
Integrys Energy Group, Inc.       118,033     5,162,763
MDU Resources Group, Inc.         251,228     4,529,641
NiSource, Inc.                     31,884       462,318
                                           ------------
                                             10,848,711
                                           ------------

MULTILINE RETAIL 2.5%
Big Lots, Inc. (a)                149,170     4,786,865
Dollar Tree, Inc. (a)              52,904     2,202,373
Family Dollar Stores, Inc.         42,879     1,616,109
J.C. Penney Co., Inc.              77,935     1,674,044
Nordstrom, Inc.                   133,077     4,283,749
Sears Holdings Corp. (a)           16,202     1,047,459
                                           ------------
                                             15,610,599
                                           ------------

OFFICE ELECTRONICS 0.0%++
Xerox Corp.                        13,716       110,277
                                           ------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-257


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
OIL, GAS & CONSUMABLE FUELS 3.3%
Cimarex Energy Co.                 72,643  $  5,199,786
Forest Oil Corp. (a)                8,040       219,974
Murphy Oil Corp.                   65,320     3,236,606
Newfield Exploration Co. (a)       81,769     3,995,233
Peabody Energy Corp.                7,111       278,254
Quicksilver Resources, Inc.
  (a)                              49,719       546,909
SM Energy Co.                      84,853     3,407,697
Sunoco, Inc.                       36,977     1,285,690
Teekay Corp.                           58         1,518
Valero Energy Corp.               119,941     2,156,539
Whiting Petroleum Corp. (a)           959        75,205
                                           ------------
                                             20,403,411
                                           ------------

PAPER & FOREST PRODUCTS 1.5%
Domtar Corp.                          107         5,259
V  International Paper Co.        253,030     5,726,069
MeadWestvaco Corp.                161,082     3,576,020
                                           ------------
                                              9,307,348
                                           ------------

PERSONAL PRODUCTS 1.4%
Estee Lauder Cos., Inc. (The)
  Class A                          87,441     4,873,087
Herbalife, Ltd.                    79,123     3,643,614
                                           ------------
                                              8,516,701
                                           ------------

PHARMACEUTICALS 2.4%
Endo Pharmaceuticals
  Holdings, Inc. (a)              233,276     5,090,082
Forest Laboratories, Inc. (a)     202,894     5,565,382
King Pharmaceuticals, Inc.
  (a)                             555,367     4,215,236
Perrigo Co.                            41         2,422
Valeant Pharmaceuticals
  International (a)                   245        12,811
                                           ------------
                                             14,885,933
                                           ------------

REAL ESTATE INVESTMENT TRUSTS 3.6%
V  Annaly Capital Management,
  Inc.                            380,226     6,520,876
AvalonBay Communities, Inc.         8,773       819,135
Digital Realty Trust, Inc.          8,934       515,313
Duke Realty Corp.                 417,692     4,740,804
Equity Residential                 56,104     2,336,171
General Growth Properties,
  Inc.                             67,374       893,379
Hospitality Properties Trust        3,848        81,193
Host Hotels & Resorts, Inc.        10,334       139,302
Mack-Cali Realty Corp.                975        28,987
Plum Creek Timber Co., Inc.        21,033       726,269
Taubman Centers, Inc.              24,216       911,248
Vornado Realty Trust               61,260     4,468,917
                                           ------------
                                             22,181,594
                                           ------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.7%
CB Richard Ellis Group, Inc.
  Class A (a)                       9,486       129,105
Jones Lang LaSalle, Inc.           64,919     4,261,283
                                           ------------
                                              4,390,388
                                           ------------

ROAD & RAIL 0.8%
Ryder System, Inc.                117,565     4,729,640
                                           ------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.8%
Advanced Micro Devices, Inc.
  (a)                             177,229     1,297,316
Analog Devices, Inc.               34,157       951,614
Fairchild Semiconductor
  International, Inc. (a)          65,768       553,109
Intersil Corp. Class A             62,862       761,259
Marvell Technology Group,
  Ltd. (a)                         25,073       395,151
Micron Technology, Inc. (a)       656,675     5,575,171
National Semiconductor Corp.           79         1,063
Teradyne, Inc. (a)                250,096     2,438,436
Xilinx, Inc.                      198,517     5,014,539
                                           ------------
                                             16,987,658
                                           ------------

SOFTWARE 3.3%
BMC Software, Inc. (a)            117,734     4,077,128
CA, Inc.                          272,509     5,014,166
Compuware Corp. (a)               239,243     1,909,159
Intuit, Inc. (a)                   96,133     3,342,544
McAfee, Inc. (a)                   19,691       604,908
MICROS Systems, Inc. (a)          133,873     4,266,532
Sybase, Inc. (a)                   17,622     1,139,439
Synopsys, Inc. (a)                    449         9,371
                                           ------------
                                             20,363,247
                                           ------------

SPECIALTY RETAIL 5.1%
Abercrombie & Fitch Co. Class
  A                                10,274       315,309
Advance Auto Parts, Inc.          108,626     5,450,853
Aeropostale, Inc. (a)              92,022     2,635,510
American Eagle Outfitters,
  Inc.                              4,014        47,165
Dick's Sporting Goods, Inc.
  (a)                              20,123       500,861
GameStop Corp. Class A (a)         13,762       258,588
Limited Brands, Inc.              198,899     4,389,701
PetSmart, Inc.                    167,651     5,058,031
Ross Stores, Inc.                 104,775     5,583,460
Signet Jewelers, Ltd. (a)         101,949     2,803,597
Williams-Sonoma, Inc.             167,909     4,167,501
                                           ------------
                                             31,210,576
                                           ------------

TEXTILES, APPAREL & LUXURY GOODS 0.6%
Coach, Inc.                        56,941     2,081,194
Hanesbrands, Inc. (a)              46,142     1,110,176
Polo Ralph Lauren Corp.             3,273       238,798
                                           ------------
                                              3,430,168
                                           ------------

THRIFTS & MORTGAGE FINANCE 0.2%
Hudson City Bancorp, Inc.          77,407       947,462
                                           ------------




M-258    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
TRADING COMPANIES & DISTRIBUTORS 1.7%
MSC Industrial Direct Co.          32,483  $  1,645,589
V  W.W. Grainger, Inc.             57,304     5,698,883
WESCO International, Inc. (a)      85,427     2,876,327
                                           ------------
                                             10,220,799
                                           ------------

WIRELESS TELECOMMUNICATION SERVICES 1.1%
MetroPCS Communications, Inc.
  (a)                             300,806     2,463,601
NII Holdings, Inc. (a)             97,058     3,156,326
Telephone and Data Systems,
  Inc.                             37,144     1,128,806
United States Cellular Corp.
  (a)                               1,723        70,902
                                           ------------
                                              6,819,635
                                           ------------
Total Common Stocks
  (Cost $586,400,124)                       607,340,159
                                           ------------


EXCHANGE TRADED FUNDS 1.0% (B)
-------------------------------------------------------

S&P 500 Index--SPDR Trust
  Series 1                         30,403     3,138,198
S&P MidCap 400 Index--MidCap
  SPDR Trust Series 1              24,214     3,127,480
                                           ------------
Total Exchange Traded Funds
  (Cost $6,554,902)                           6,265,678
                                           ------------


                                PRINCIPAL
                                   AMOUNT         VALUE
SHORT-TERM INVESTMENT 0.3%
-------------------------------------------------------

REPURCHASE AGREEMENT 0.3%
State Street Bank and Trust
  Co. 0.00%, dated 6/30/10
  due 7/1/10
  Proceeds at Maturity
  $1,448,856
  (Collateralized by a United
  States
  Treasury Note with a rate
  of 3.125% and a maturity
  date of 4/30/17, with a
  Principal Amount of
  $1,410,000 and a Market
  Value of $1,482,051)         $1,448,856  $  1,448,856
                                           ------------
Total Short-Term Investment
  (Cost $1,448,856)                           1,448,856
                                           ------------
Total Investments
  (Cost $594,403,882) (c)           100.1%  615,054,693
Other Assets, Less
  Liabilities                        (0.1)     (538,756)
                               ----------  ------------



Net Assets                          100.0% $614,515,937
                               ==========  ============





++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Exchange Traded Fund--An investment
     vehicle that represents a basket of
     securities that is traded on an
     exchange.
(c)  At June 30, 2010, cost is $606,593,885
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation       $ 45,947,370
Gross unrealized depreciation        (37,486,562)
                                    ------------
Net unrealized appreciation         $  8,460,808
                                    ============



The following is a summary of the fair valuations according to the inputs used as of June 30, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
  Common Stocks                                $607,340,159   $       --      $     --  $607,340,159
  Exchange Traded Funds                           6,265,678           --            --     6,265,678
  Short-Term Investment
     Repurchase Agreement                                --    1,448,856            --     1,448,856
                                               ------------   ----------      --------  ------------
Total Investments in Securities                $613,605,837   $1,448,856           $--  $615,054,693
                                               ============   ==========      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

At June 30, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-259

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $594,403,882)     $615,054,693
Receivables:
  Investment securities sold           36,195,314
  Dividends and interest                  760,112
  Fund shares sold                        534,700
Other assets                                6,058
                                     ------------
     Total assets                     652,550,877
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased      37,045,389
  Manager (See Note 3)                    455,455
  Fund shares redeemed                    370,509
  Shareholder communication                77,712
  NYLIFE Distributors (See Note 3)         53,911
  Professional fees                        24,802
  Directors                                 2,117
  Custodian                                 1,413
Accrued expenses                            3,632
                                     ------------
  Total liabilities                    38,034,940
                                     ------------
Net assets                           $614,515,937
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    657,294
Additional paid-in capital            683,119,251
                                     ------------
                                      683,776,545
Undistributed net investment income     3,632,027
Accumulated net realized loss on
  investments                         (93,543,446)
Net unrealized appreciation on
  investments                          20,650,811
                                     ------------
Net assets                           $614,515,937
                                     ============

INITIAL CLASS
Net assets applicable to
  outstanding shares                 $367,903,919
                                     ============
Shares of capital stock outstanding    39,233,470
                                     ============
Net asset value per share
  outstanding                        $       9.38
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $246,612,018
                                     ============
Shares of capital stock outstanding    26,495,885
                                     ============
Net asset value per share
  outstanding                        $       9.31
                                     ============





M-260    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                          $  4,818,468
  Interest                                     93
                                     ------------
     Total income                       4,818,561
                                     ------------
EXPENSES:
  Manager (See Note 3)                  2,752,467
  Distribution and service--Service
     Class
     (See Note 3)                         331,389
  Shareholder communication                79,687
  Professional fees                        53,702
  Custodian                                23,066
  Directors                                10,795
  Miscellaneous                            11,415
                                     ------------
     Total expenses                     3,262,521
                                     ------------
Net investment income                   1,556,040
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments       33,870,435
Net change in unrealized
  appreciation (depreciation) on
  investments                         (53,841,740)
                                     ------------
Net realized and unrealized loss on
  investments                         (19,971,305)
                                     ------------
Net decrease in net assets
  resulting from operations          $(18,415,265)
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-261

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $  1,556,040  $  2,062,077
 Net realized gain (loss)
  on investments and
  foreign currency
  transactions                  33,870,435   (24,878,236)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                  (53,841,740)  111,914,079
                              --------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                   (18,415,265)   89,097,920
                              --------------------------
Dividends to shareholders:
 From net investment
  income:
    Initial Class                       --      (965,845)
    Service Class                       --      (239,781)
                              --------------------------
 Total dividends to
  shareholders                          --     1,205,626
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        77,448,222   131,404,171
 Net asset value of shares
  issued in connection with
  the acquisition of
  MainStay VP Mid Cap
  Growth Portfolio                      --   227,149,817
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends             --     1,205,626
 Cost of shares redeemed       (49,644,685)  (43,211,017)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions         27,803,537   316,548,597
                              --------------------------
    Net increase in net
     assets                      9,388,272   404,440,891
NET ASSETS:
Beginning of period            605,127,665   200,686,774
                              --------------------------
End of period                 $614,515,937  $605,127,665
                              ==========================
Undistributed net investment
 income at end of period      $  3,632,027  $  2,075,987
                              ==========================





M-262    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-263

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                            INITIAL CLASS
                                     ------------------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED
                                      JUNE 30,                                  YEAR ENDED DECEMBER 31,
                                        2010*            2009            2008            2007            2006            2005
Net asset value at beginning of
  period                              $   9.63         $   7.07        $  14.86        $  15.68        $  13.72        $  13.12
                                      --------         --------        --------        --------        --------        --------
Net investment income                     0.03             0.07 (a)        0.06            0.04            0.07            0.07
Net realized and unrealized gain
  (loss) on investments                  (0.28)            2.54           (6.29)           0.82            1.99            2.02
                                      --------         --------        --------        --------        --------        --------
Total from investment operations         (0.25)            2.61           (6.23)           0.86            2.06            2.09
                                      --------         --------        --------        --------        --------        --------
Less dividends and distributions:
  From net investment income                --            (0.05)          (0.04)          (0.07)             --           (0.08)
  From net realized gain on
     investments                            --               --           (1.52)          (1.61)          (0.10)          (1.41)
                                      --------         --------        --------        --------        --------        --------
Total dividends and distributions           --            (0.05)          (1.56)          (1.68)          (0.10)          (1.49)
                                      --------         --------        --------        --------        --------        --------
Net asset value at end of period      $   9.38         $   9.63        $   7.07        $  14.86        $  15.68        $  13.72
                                      ========         ========        ========        ========        ========        ========
Total investment return                  (2.60%)(b)(c)    36.93%         (42.24%)          5.03%          14.96%          15.86%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   0.59% ++         0.84%           0.54%           0.25%           0.51%           0.54%
  Net expenses                            0.91% ++         0.94%           0.93%           0.91%           0.93%           0.94%
Portfolio turnover rate                     82%             192%            173%            166%            166%            159%
Net assets at end of year (in
  000's)                              $367,904         $348,595        $108,882        $202,966        $199,356        $159,762




*    Unaudited.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is not annualized.
(c)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.




M-264    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                 SERVICE CLASS
      --------------------------------------------------------------------------------------------------
      SIX MONTHS
         ENDED
       JUNE 30,                                       YEAR ENDED DECEMBER 31,
         2010*              2009              2008             2007              2006              2005

       $   9.57           $   7.02          $ 14.75          $  15.59          $  13.68          $ 13.10
       --------           --------          -------          --------          --------          -------
           0.02               0.05 (a)         0.03              0.00 ++           0.04             0.04
          (0.28)              2.52            (6.24)             0.81              1.97             2.00
       --------           --------          -------          --------          --------          -------
          (0.26)              2.57            (6.21)             0.81              2.01             2.04
       --------           --------          -------          --------          --------          -------

             --              (0.02)           (0.00)++          (0.04)               --            (0.05)
             --                 --            (1.52)            (1.61)            (0.10)           (1.41)
       --------           --------          -------          --------          --------          -------
             --              (0.02)           (1.52)            (1.65)            (0.10)           (1.46)
       --------           --------          -------          --------          --------          -------
       $   9.31           $   9.57          $  7.02          $  14.75          $  15.59          $ 13.68
       ========           ========          =======          ========          ========          =======
          (2.72%)(b)(c)      36.58%          (42.38%)            4.77%            14.67%           15.57%

           0.33% ++           0.61%            0.29%             0.01%             0.26%            0.37%
           1.16% ++           1.19%            1.18%             1.16%             1.18%            1.19%
             82%               192%             173%              166%              166%             159%
       $246,612           $256,533          $91,805          $167,083          $132,240          $89,991




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-265

MAINSTAY VP MODERATE ALLOCATION PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                      AS OF 6/30/10
--------------------------------------------------------------------------------

                                                            SINCE
AVERAGE ANNUAL                          SIX       ONE     INCEPTION
TOTAL RETURNS                         MONTHS     YEAR     (2/13/06)
-------------------------------------------------------------------
After Portfolio operating expenses    -2.34%    13.30%      1.88%



(After Portfolio operating expenses)


(LINE GRAPH)

                                                     MORGAN STANLEY
                  MAINSTAY VP                            CAPITAL         BARCLAYS CAPITAL
              MODERATE ALLOCATION    S&P 500(R)    INTERNATIONAL EAFE     U.S. AGGREGATE
                   PORTFOLIO            INDEX             INDEX             BOND INDEX
              -------------------    ----------    ------------------    ----------------
2/13/2006            10000              10000             10000                10000
6/30/2006            10040              10099             10596                 9950
6/30/2007            11656              12178             13457                10559
6/30/2008            11226              10581             12029                11311
6/30/2009             9574               7807              8257                11995
6/30/2010            10848               8933              8746                13134



SERVICE CLASS                                                      AS OF 6/30/10
--------------------------------------------------------------------------------

                                                            SINCE
AVERAGE ANNUAL                          SIX       ONE     INCEPTION
TOTAL RETURNS                         MONTHS     YEAR     (2/13/06)
-------------------------------------------------------------------
After Portfolio operating expenses    -2.46%    13.02%      1.63%



(After Portfolio operating expenses)



(LINE GRAPH)

                                                             MAINSTAY VP                          MORGAN STANLEY
                                                         MODERATE ALLOCATION    S&P 500(R)    CAPITAL INTERNATIONAL
                                                              PORTFOLIO            INDEX            EAFE INDEX
                                                         -------------------    ----------    ---------------------
2/13/2006                                                       10000              10000              10000
6/30/2006                                                       10030              10099              10596
6/30/2007                                                       11617              12178              13457
6/30/2008                                                       11160              10581              12029
6/30/2009                                                        9499               7807               8257
6/30/2010                                                       10736               8933               8746
                                                         BARCLAYS CAPITAL
                                                          U.S. AGGREGATE
                                                            BOND INDEX
                                                         ----------------
2/13/2006                                                      10000
6/30/2006                                                       9950
6/30/2007                                                      10559
6/30/2008                                                      11311
6/30/2009                                                      11995
6/30/2010                                                      13134




BENCHMARK PERFORMANCE                                                                                          SINCE
                                                                                                             INCEPTION
                                                                                          SIX        ONE       OF THE
                                                                                         MONTHS     YEAR     PORTFOLIO
S&P 500(R) Index(2)                                                                      -6.65%    14.43%      -2.54%
Morgan Stanley Capital International EAFE Index(2)                                      -13.23      5.92       -3.01
Barclays Capital U.S. Aggregate Bond Index(2)                                             5.33      9.50        6.41
Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio(3)     -2.51     12.68        0.05






1. Performance figures reflect certain expense limitations, without which total returns may have been lower. For information on current expense limitations, please refer to the notes to the financial statements.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3. The Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance.



M-266    MainStay VP Moderate Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MODERATE ALLOCATION PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2010, to June 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2010, to June 30, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     1/1/10         6/30/10       PERIOD(1)         6/30/10        PERIOD(1)
INITIAL CLASS SHARES          $1,000.00        $976.60         $0.25          $1,024.50         $0.25
-------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES          $1,000.00        $975.40         $1.47          $1,023.30         $1.51
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.05% for Initial Class and 0.30% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.



                                                mainstayinvestments.com    M-267

INVESTMENT OBJECTIVES OF UNDERLYING PORTFOLIOS/FUNDS AS OF JUNE 30, 2010 (UNAUDITED)

(PIE CHART)

Growth of Capital                               39.5
Current Income                                  32.6
Total Return                                    18.8
Capital Appreciation                            12.7
Other Assets, Less Liabilities                   0.0




 See Portfolio of Investments on page M-271 for specific holdings within these categories.


++ Less than one-tenth of a percent.



M-268    MainStay VP Moderate Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY H. ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP MODERATE ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2010?

For the six months ended June 30, 2010, MainStay VP Moderate Allocation Portfolio returned -2.34% for Initial Class shares and -2.46% for Service Class shares. Both share classes outperformed the -2.51% return of the average Lipper(1) Variable Products Mixed-Asset Target Allocation Moderate Portfolio and the -6.65% return of the S&P 500(R) Index(1) for the six months ended June 30, 2010. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE FIRST SIX MONTHS OF 2010?

The Portfolio invests in other mutual funds referred to as Underlying Portfolios/Funds. The Underlying Portfolios/Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Portfolio's primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These asset class differences accounted for much of the Portfolio's outperformance of its benchmark.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE PORTFOLIO'S ALLOCATIONS AMONG THE UNDERLYING PORTFOLIOS/FUNDS?

In managing the Portfolio, we considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers for the Underlying Portfolios/Funds. Generally speaking, we seek to invest in Underlying Equity Portfolios/Funds that we believe have a track record of capable portfolio management, occupy attractively valued market segments and invest in fairly priced securities that enjoy strong price and earnings momentum. During the reporting period, these techniques were neither successful nor unsuccessful in the sense that they steered us into investments in Underlying Portfolios/Funds that collectively matched the return of the S&P 500(R) Index for the most part, after adjusting for underlying Portfolio expenses and strategic allocation policy.

Underlying Fixed Income Portfolios/Funds were selected based upon the type and country of issuance of the securities in which the Underlying Portfolios/Funds invested, the average credit quality of those securities and their duration.(2)

DURING THE REPORTING PERIOD, WERE THERE ANY CHANGES IN THE PORTFOLIO'S ALLOCATIONS AMONG UNDERLYING PORTFOLIOS/FUNDS?

The largest change reflected a gradual, protracted move away from large-cap growth-oriented Underlying Portfolios/Funds toward Underlying Portfolios/Funds with a more neutral style and a multi-capitalization focus. Specifically, we reduced the Portfolio's positions in MainStay VP Large Cap Growth Portfolio, MainStay 130/30 Growth Fund and MainStay VP Growth Equity Portfolio and directed the proceeds primarily to MainStay Epoch U.S. All Cap Fund, MainStay VP U.S. Small Cap Portfolio and to MainStay VP Mid Cap Core Portfolio. This migration helped the Portfolio's performance as value-oriented and small-capitalization stocks slightly outpaced growth-oriented and larger-capitalization stocks as the reporting period wore on. Exposure to growth-oriented securities has been cut substantially over the past two and a half years. At the end of the reporting period, the Portfolio was evenly positioned in growth- and value-oriented stocks.

During the reporting period, the Portfolio initiated a new position in MainStay VP Convertible Portfolio. This investment was made to increase the Portfolio's overall responsiveness to movements in the equity market while incrementally lowering the Portfolio's average credit quality and duration.

WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS HAD THE STRONGEST TOTAL RETURNS AND WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS HAD THE WEAKEST TOTAL RETURNS?

Some of the best-performing Underlying Equity Portfolios/Funds were those that reached the furthest down the capitalization spectrum, including MainStay VP Mid Cap Core Portfolio and MainStay VP U.S. Small Cap Portfolio. MainStay VP ICAP Select Equity Portfolio also posted a solid total return on the back of strong security selection. Most of the lowest returns


1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
2. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-269
came from Underlying Portfolios/Funds that invest abroad, such as MainStay ICAP International Fund, MainStay 130/30 International Fund and MainStay VP International Equity Portfolio. These Underlying Equity Portfolios/Funds were hampered not only by comparatively weak returns overseas in local currencies but also by a strengthening U.S. dollar.

WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS DETRACTED THE MOST?

No Underlying Equity Portfolios/Funds in which the Portfolio invested had a positive return during the reporting period, so none made a positive contribution. Nevertheless, the Portfolio's largest position in an Underlying Equity Portfolio/Fund, which was in MainStay VP Mid Cap Core Portfolio, was a strong contributor in the sense that its performance was better than that of other Underlying Equity Portfolio/Fund holdings. The equity positions that detracted the least from the Portfolio's performance were those with the smallest weightings--namely, MainStay VP Growth Equity Portfolio and MainStay 130/30 Growth Fund. The Underlying Portfolios/Funds that detracted the most tended to have larger weightings--namely, MainStay 130/30 Core Fund and MainStay VP Large Cap Growth Portfolio. MainStay VP Mid Cap Core Portfolio was a notable exception.

DURING THE REPORTING PERIOD, WHAT KEY FACTORS AFFECTED THE BOND MARKETS?

Treasury yields compressed markedly during the first six months of 2010. Signs of economic strength, improving corporate profitability and a large supply of new issuance initially threatened to push rates higher. As the reporting period wore on, however, these forces were more than offset by sovereign debt concerns and questions surrounding the sustainability of the economic recovery. Credit spreads(3) widened modestly, but most investment-grade and high-yield indexes finished the reporting period in positive territory.

WHAT FACTORS CONTRIBUTED TO THE FIXED-INCOME PARAMETERS YOU CHOSE FOR THE PORTFOLIO?

Anticipating that Treasury rates would ultimately rise and that credit spreads would narrow from the wider-than-normal levels we had observed, we sought to shorten the Portfolio's duration and lower its credit quality. We pursued these objectives primarily through investments in MainStay VP Floating Rate Portfolio, MainStay High Yield Opportunities Fund, MainStay VP High Yield Corporate Bond Portfolio and MainStay VP Convertible Portfolio.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS DETRACTED THE MOST?

Among Underlying Fixed Income Portfolios/Funds, the strongest contributions to the Portfolio's performance came from MainStay VP Bond Portfolio and MainStay Intermediate Term Bond Fund. These holdings both benefited from falling U.S. Treasury rates and the relatively high credit quality of the bonds owned by these Underlying Portfolios/Funds. The only Underlying Fixed Income Portfolio that detracted from the Portfolio's performance was MainStay VP Convertible Portfolio, which fell in tandem with equities. Other weak contributions came from the low-quality end of the credit spectrum. MainStay VP High Yield Corporate Bond Portfolio and MainStay High Yield Opportunities Fund both had low but positive total returns.


3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about Mainstay VP Moderate Allocation Portfolio on this page and preceding pages has not been audited.



M-270    MainStay VP Moderate Allocation Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2010 UNAUDITED



                                  SHARES         VALUE
AFFILIATED INVESTMENT COMPANIES 100.0%+
------------------------------------------------------

EQUITY FUNDS 58.9%
MainStay 130/30 Core Fund
  Class I (a)                  6,618,707  $ 41,962,600
MainStay 130/30 Growth Fund
  Class I (a)(b)                 145,101       995,392
MainStay 130/30 International
  Fund Class I (a)             2,568,701    14,204,919
MainStay Epoch Global Choice
  Fund Class I (a)               344,126     4,384,171
MainStay Epoch U.S. All Cap
  Fund Class I                   884,796    16,651,864
MainStay ICAP Equity Fund
  Class I                        867,722    25,849,428
MainStay ICAP International
  Fund Class I                   594,389    14,134,569
MainStay MAP Fund Class I        513,036    13,436,400
MainStay VP Common Stock
  Portfolio Initial Class      1,051,206    14,023,375
MainStay VP Growth Equity
  Portfolio Initial Class         12,366       242,784
MainStay VP ICAP Select
  Equity Portfolio Initial
  Class                        2,486,618    25,710,811
MainStay VP International
  Equity Portfolio Initial
  Class (a)                    1,285,367    14,180,877
MainStay VP Large Cap Growth
  Portfolio Initial Class
  (a)(b)                       1,649,585    19,087,621
MainStay VP Mid Cap Core
  Portfolio Initial Class (a)  4,423,944    41,484,645
MainStay VP S&P 500 Index
  Portfolio Initial Class          7,349       154,764
MainStay VP U.S. Small Cap
  Portfolio Initial Class
  (a)(b)                       2,530,025    18,134,870
                                          ------------
Total Equity Funds
  (Cost $277,371,660)                      264,639,090
                                          ------------


FIXED INCOME FUNDS 41.1%
MainStay High Yield
  Opportunities Fund Class I
  (a)                          1,362,613    15,261,263
MainStay Intermediate Term
  Bond Fund Class I            1,775,290    18,764,818
MainStay VP Bond Portfolio
  Initial Class (a)            7,068,952   106,316,048
MainStay VP Convertible
  Portfolio Initial Class        450,753     4,561,694
MainStay VP Floating Rate
  Portfolio Initial Class (a)  3,193,652    28,611,372
MainStay VP High Yield
  Corporate Bond Portfolio
  Initial Class                1,174,975    11,063,247
                                          ------------
Total Fixed Income Funds
  (Cost $174,746,303)                      184,578,442
                                          ------------
Total Investments
  (Cost $452,117,963) (c)          100.0%  449,217,532
Other Assets, Less
  Liabilities                       (0.0)++   (185,626)
                               ---------  ------------

Net Assets                         100.0% $449,031,906
                               =========  ============





+    Percentages indicated are based on
     Portfolio net assets.
++   Less than one-tenth of a percent.
(a)  The Portfolio's ownership exceeds 5% of
     the outstanding shares of the Underlying
     Portfolio's/Fund's share class.
(b)  Non-income producing Underlying
     Portfolio/Fund.
(c)  At June 30, 2010, cost is $456,319,670
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $ 14,270,849
Gross unrealized depreciation       (21,372,987)
                                   ------------
Net unrealized depreciation        $ (7,102,138)
                                   ============



The following is a summary of the fair valuations according to the inputs used as of June 30, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                     PRICES
                                                  IN ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)        TOTAL
Investments in Securities
Affiliated Investment Companies
  Equity Funds                                 $264,639,090     $     --      $     --  264,639,090
  Fixed Income Funds                            184,578,442           --            --  184,578,442
                                               ------------     --------      --------  -----------
Total Investments in Securities                $449,217,532          $--           $--  449,217,532
                                               ============     ========      ========  ===========




At June 30, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-271

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2010 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $452,117,963)                 $449,217,532
Cash                                      635,701
Receivables:
  Fund shares sold                        396,071
Other assets                                3,850
                                     ------------
     Total assets                     450,253,154
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased         635,701
  Fund shares redeemed                    431,280
  NYLIFE Distributors (See Note 3)         91,489
  Shareholder communication                41,744
  Professional fees                        16,467
  Directors                                 1,678
  Custodian                                   871
Accrued expenses                            2,018
                                     ------------
     Total liabilities                  1,221,248
                                     ------------
Net assets                           $449,031,906
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    468,657
Additional paid-in capital            491,033,628
                                     ------------
                                      491,502,285
Undistributed net investment income    11,531,229
Accumulated net realized loss on
  investments                         (51,101,177)
Net unrealized depreciation on
  investments                          (2,900,431)
                                     ------------
Net assets                           $449,031,906
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 19,090,910
                                     ============
Shares of capital stock outstanding     1,985,109
                                     ============
Net asset value per share
  outstanding                        $       9.62
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $429,940,996
                                     ============
Shares of capital stock outstanding    44,880,574
                                     ============
Net asset value per share
  outstanding                        $       9.58
                                     ============





M-272    MainStay VP Moderate Allocation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment
     companies                       $  1,939,732
                                     ------------
EXPENSES:
  Distribution and service--Service
     Class (See Note 3)                   554,315
  Shareholder communication                57,370
  Professional fees                        38,860
  Directors                                 7,913
  Custodian                                 6,207
  Miscellaneous                             8,676
                                     ------------
     Total expenses                       673,341
                                     ------------
Net investment income                   1,266,391
                                     ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on affiliated
  investment company transactions        (170,069)
Net change in unrealized
  appreciation (depreciation) on
  investments                         (13,972,550)
                                     ------------
Net realized and unrealized loss on
  investments                         (14,142,619)
                                     ------------
Net decrease in net assets
  resulting from operations          $(12,876,228)
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-273

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $  1,266,391  $  9,790,945
 Net realized loss on
  investments from
  affiliated investment
  company transactions            (170,069)  (39,955,837)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                  (13,972,550)  108,466,308
                              --------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                   (12,876,228)   78,301,416
                              --------------------------
Dividends and distributions
 to shareholders:
 From net investment
  income:
    Initial Class                       --      (459,029)
    Service Class                       --    (9,359,081)
                              --------------------------
                                        --    (9,818,110)
                              --------------------------
 From net realized gain on
  investments:
    Initial Class                       --      (345,847)
    Service Class                       --    (7,632,211)
                              --------------------------
                                        --    (7,978,058)
                              --------------------------
 Total dividends and
  distributions to
  shareholders                          --   (17,796,168)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        67,949,785    99,883,315
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                     --    17,796,168
 Cost of shares redeemed       (46,742,647)  (37,844,661)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions         21,207,138    79,834,822
                              --------------------------
    Net increase in net
     assets                      8,330,910   140,340,070
NET ASSETS:
Beginning of period            440,700,996   300,360,926
                              --------------------------
End of period                 $449,031,906  $440,700,996
                              ==========================
Undistributed net investment
 income at end of period      $ 11,531,229  $ 10,264,838
                              ==========================





M-274    MainStay VP Moderate Allocation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-275

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                          INITIAL CLASS
                                           ---------------------------------------------------------------------------
                                                                                                          FEBRUARY 13,
                                           SIX MONTHS                                                        2006**
                                              ENDED                                                          THROUGH
                                            JUNE 30,                YEAR ENDED DECEMBER 31,               DECEMBER 31,
                                              2010*            2009           2008           2007             2006
Net asset value at beginning of
  period                                     $  9.85         $  8.30        $ 11.32        $ 10.86           $10.00
                                             -------         -------        -------        -------           ------
Net investment income                           0.03            0.20           0.21           0.22             0.18 (a)
Net realized and unrealized gain
  (loss) on investments                        (0.26)           1.80          (3.06)          0.74             0.82
                                             -------         -------        -------        -------           ------
Total from investment operations               (0.23)           2.00          (2.85)          0.96             1.00
                                             -------         -------        -------        -------           ------
Less dividends and distributions:
  From net investment income                      --           (0.26)         (0.04)         (0.26)           (0.11)
  From net realized gain on
     investments                                  --           (0.19)         (0.13)         (0.24)           (0.03)
                                             -------         -------        -------        -------           ------
Total dividends and distributions                 --           (0.45)         (0.17)         (0.50)           (0.14)
                                             -------         -------        -------        -------           ------
Net asset value at end of period             $  9.62         $  9.85        $  8.30        $ 11.32           $10.86
                                             =======         =======        =======        =======           ======
Total investment return                        (2.34%)(b)      24.22%        (25.18%)         8.73%            9.93%(b)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income                         0.78% ++        3.00%          2.56%          2.50%            1.96%++
  Net expenses (d)                              0.05% ++        0.05%          0.06%          0.06%            0.15%++
  Expenses (before reimbursement)
     (d)                                        0.05% ++        0.05%          0.06%          0.07%            0.15%++
Portfolio turnover rate                           22%             40%            46%            10%              62%
Net assets at end of period (in
  000's)                                     $19,091         $19,224        $12,681        $11,750           $5,370




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is not annualized.
(c)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)  In addition to the fees and expenses which the Portfolio bears directly, the
     Portfolio indirectly bears a pro-rata share of the fees and expenses of the
     Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.




M-276    MainStay VP Moderate Allocation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                           SERVICE CLASS
      --------------------------------------------------------------------------------------
                                                                                FEBRUARY 13,
      SIX MONTHS                                                                   2006**
         ENDED                                                                     THROUGH
       JUNE 30,                      YEAR ENDED DECEMBER 31,                    DECEMBER 31,
         2010*              2009              2008              2007                2006

       $   9.82           $   8.28          $  11.30          $  10.85            $  10.00
       --------           --------          --------          --------            --------
           0.02               0.19              0.19              0.20                0.14 (a)
          (0.26)              1.78             (3.06)             0.72                0.83
       --------           --------          --------          --------            --------
          (0.24)              1.97             (2.87)             0.92                0.97
       --------           --------          --------          --------            --------

             --              (0.24)            (0.02)            (0.23)              (0.09)
             --              (0.19)            (0.13)            (0.24)              (0.03)
       --------           --------          --------          --------            --------
             --              (0.43)            (0.15)            (0.47)              (0.12)
       --------           --------          --------          --------            --------
       $   9.58           $   9.82          $   8.28          $  11.30            $  10.85
       ========           ========          ========          ========            ========
          (2.44%)(b)(c)      23.99%           (25.38%)            8.46%               9.69%(b)

           0.54% ++           2.76%             2.21%             2.29%               1.55%++
           0.30% ++           0.30%             0.31%             0.31%               0.40%++
           0.30% ++           0.30%             0.31%             0.32%               0.40%++
             22%                40%               46%               10%                 62%
       $429,941           $421,477          $287,680          $282,148            $132,965




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-277

MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/10
--------------------------------------------------------------------------------

                                                            SINCE
AVERAGE ANNUAL                          SIX       ONE     INCEPTION
TOTAL RETURNS                         MONTHS     YEAR     (2/13/06)
-------------------------------------------------------------------
After Portfolio operating expenses    -5.14%    13.14%      0.16%




(After Portfolio operating expenses)

                                                                   (LINE GRAPH)
(LINE GRAPH)

                   MAINSTAY VP                          MORGAN STANLEY       BARCLAYS CAPITAL
                 MODERATE GROWTH      S&P 500(R)    CAPITAL INTERNATIONAL     U.S. AGGREGATE
              ALLOCATION PORTFOLIO       INDEX            EAFE INDEX            BOND INDEX
              --------------------    ----------    ---------------------    ----------------
2/13/2006             10000              10000              10000                  10000
6/30/2006             10110              10099              10596                   9950
6/30/2007             12053              12178              13457                  10559
6/30/2008             11262              10581              12029                  11311
6/30/2009              8900               7807               8257                  11995
6/30/2010             10070               8933               8746                  13134



SERVICE CLASS                                                     AS OF 6/30/10
--------------------------------------------------------------------------------

                                                            SINCE
AVERAGE ANNUAL                          SIX       ONE     INCEPTION
TOTAL RETURNS                         MONTHS     YEAR     (2/13/06)
-------------------------------------------------------------------
After Portfolio operating expenses    -5.26%    12.86%      -0.08%




(After Portfolio operating expenses)

                                                                   (LINE GRAPH)
(LINE GRAPH)

                                                            MAINSTAY VP                          MORGAN STANLEY
                                                          MODERATE GROWTH      S&P 500(R)    CAPITAL INTERNATIONAL
                                                       ALLOCATION PORTFOLIO       INDEX            EAFE INDEX
                                                       --------------------    ----------    ---------------------
2/13/2006                                                      10000              10000              10000
6/30/2006                                                      10101              10099              10596
6/30/2007                                                      12013              12178              13457
6/30/2008                                                      11197              10581              12029
6/30/2009                                                       8828               7807               8257
6/30/2010                                                       9963               8933               8746
                                                       BARCLAYS CAPITAL
                                                        U.S. AGGREGATE
                                                          BOND INDEX
                                                       ----------------
2/13/2006                                                    10000
6/30/2006                                                     9950
6/30/2007                                                    10559
6/30/2008                                                    11311
6/30/2009                                                    11995
6/30/2010                                                    13134




                                                                                                             SINCE
                                                                                                           INCEPTION
BENCHMARK PERFORMANCE                                                                   SIX        ONE       OF THE
                                                                                       MONTHS     YEAR     PORTFOLIO
S&P 500(R) Index(2)                                                                    -6.65%    14.43%      -2.54%
Morgan Stanley Capital International EAFE Index(2)                                    -13.23      5.92       -3.01%
Barclays Capital U.S. Aggregate Bond Index(2)                                           5.33      9.50        6.41%
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio(3)     -4.37     13.37       -0.97






1. Performance figures reflect certain expense limitations, without which total returns may have been lower. For information on current expense limitations, please refer to the notes to the financial statements.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3. The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance.


M-278    MainStay VP Moderate Growth Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2010, to June 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2010, to June 30, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     1/1/10         6/30/10       PERIOD(1)         6/30/10        PERIOD(1)
INITIAL CLASS SHARES          $1,000.00        $948.60         $0.24          $1,024.50         $0.25
-------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES          $1,000.00        $947.40         $1.45          $1,023.30         $1.51
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.05% for Initial Class and 0.30% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


                                                mainstayinvestments.com    M-279

INVESTMENT OBJECTIVES OF UNDERLYING PORTFOLIOS/FUNDS AS OF JUNE 30, 2010 (UNAUDITED)

(COMPOSITION PIE CHART)

Growth of Capital                               45.4
Total Return                                    19.3
Current Income                                  19.1
Capital Appreciation                            16.2
Other Assets, Less Liabilities                   0.0




 See Portfolio of Investments on page M-283 for specific holdings within these categories.


++ Less than one-tenth of a percent.


M-280    MainStay VP Moderate Growth Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY H. ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2010?

For the six months ended June 30, 2010, MainStay VP Moderate Growth Allocation Portfolio returned -5.14% for Initial Class shares and -5.26% for Service Class shares. Both share classes underperformed the -4.37% return of the average Lipper(1) Variable Products Mixed-Asset Target Allocation Growth Portfolio and outperformed the -6.65% return of the S&P 500(R) Index(1) for the six months ended June 30, 2010. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE FIRST SIX MONTHS OF 2010?

The Portfolio invests in other mutual funds referred to as Underlying Portfolios/Funds. The Underlying Portfolios/Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Portfolio's primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These asset class differences accounted for much of the Portfolio's outperformance of its benchmark.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE PORTFOLIO'S ALLOCATIONS AMONG THE UNDERLYING PORTFOLIOS/FUNDS?

In managing the Portfolio, we considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers for the Underlying Portfolios/Funds. Generally speaking, we seek to invest in Underlying Equity Portfolios/Funds that we believe have a track record of capable portfolio management, occupy attractively valued market segments and invest in fairly priced securities that enjoy strong price and earnings momentum. During the reporting period, these techniques were neither successful nor unsuccessful in the sense that they steered us into investments in Underlying Portfolios/Funds that collectively matched the return of the S&P 500(R) Index for the most part, after adjusting for underlying Portfolio expenses and strategic allocation policy.

Underlying Fixed Income Portfolios/Funds were selected based upon the type and country of issuance of the securities in which the Underlying Portfolios/Funds invested, the average credit quality of those securities and their duration.(2)

DURING THE REPORTING PERIOD, WERE THERE ANY CHANGES IN THE PORTFOLIO'S ALLOCATIONS AMONG UNDERLYING PORTFOLIOS/FUNDS?

The largest change reflected a gradual, protracted move away from large-cap growth-oriented Underlying Portfolios/Funds toward Underlying Portfolios/Funds with a more neutral style and a multi-capitalization focus. Specifically, we reduced the Portfolio's positions in MainStay VP Large Cap Growth Portfolio, MainStay 130/30 Growth Fund and MainStay VP Growth Equity Portfolio and directed the proceeds primarily to MainStay Epoch U.S. All Cap Fund, MainStay VP U.S. Small Cap Portfolio and MainStay VP Mid Cap Core Portfolio. This migration helped the Portfolio's performance as value-oriented and small-capitalization stocks slightly outpaced growth-oriented and larger-capitalization stocks as the reporting period wore on. Exposure to growth-oriented securities has been cut substantially over the past two and a half years. At the end of the reporting period, the Portfolio was evenly positioned in growth- and value-oriented stocks.

During the reporting period, the Portfolio initiated a new position in MainStay VP Convertible Portfolio. This investment was made to increase the Portfolio's overall responsiveness to movements in the equity market while incrementally lowering the Portfolio's average credit quality and duration.

WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS HAD THE STRONGEST TOTAL RETURNS AND WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS HAD THE WEAKEST TOTAL RETURNS?

Some of the best-performing Underlying Equity Portfolios/Funds were those that reached the furthest down the capitalization spectrum, including MainStay VP Mid Cap Core Portfolio and MainStay VP U.S. Small Cap Portfolio. MainStay VP ICAP Select Equity Portfolio also posted a solid total return on the back of strong security selection. Most of the lowest returns came from

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
2. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-281

Underlying Portfolios/Funds that invest abroad, such as MainStay ICAP International Fund, MainStay 130/30 International Fund and MainStay VP International Equity Portfolio. These Underlying Equity Portfolios/Funds were hampered not only by comparatively weak returns overseas in local currencies but also by a strengthening U.S. dollar.

WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS DETRACTED THE MOST?

No Underlying Equity Portfolios/Funds in which the Portfolio invested had a positive return during the reporting period, so none made a positive contribution. Nevertheless, the Portfolio's largest position in an Underlying Equity Portfolio/Fund, which was in MainStay VP Mid Cap Core Portfolio, was a strong contributor in the sense that its performance was better than that of other Underlying Equity Portfolio/Fund holdings. The equity positions that detracted the least from the Portfolio's performance were those with the smallest weightings--namely, MainStay VP Growth Equity Portfolio and MainStay 130/30 Growth Fund. The Underlying Portfolios/Funds that detracted the most tended to have larger weightings--namely, MainStay 130/30 Core Fund and MainStay VP Large Cap Growth Portfolio. MainStay VP Mid Cap Core Portfolio was a notable exception.

DURING THE REPORTING PERIOD, WHAT KEY FACTORS AFFECTED THE BOND MARKETS?

Treasury yields compressed markedly during the first six months of 2010. Signs of economic strength, improving corporate profitability and a large supply of new issuance initially threatened to push rates higher. As the reporting period wore on, however, these forces were more than offset by sovereign debt concerns and questions surrounding the sustainability of the economic recovery. Credit spreads(3) widened modestly, but most investment-grade and high-yield indexes finished the reporting period in positive territory.

WHAT FACTORS CONTRIBUTED TO THE FIXED-INCOME PARAMETERS YOU CHOSE FOR THE PORTFOLIO?

Anticipating that Treasury rates would ultimately rise and that credit spreads would narrow from the wider-than-normal levels we had observed, we sought to shorten the Portfolio's duration and lower its credit quality. We pursued these objectives primarily through investments in MainStay VP Floating Rate Portfolio, MainStay High Yield Opportunities Fund, MainStay VP High Yield Corporate Bond Portfolio and MainStay VP Convertible Portfolio.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS DETRACTED THE MOST?

Among Underlying Fixed Income Portfolios/Funds, the strongest contributions to the Portfolio's performance came from MainStay VP Bond Portfolio and MainStay VP Floating Rate Portfolio. The only Underlying Fixed Income Portfolio that detracted from the Portfolio's performance was MainStay VP Convertible Portfolio, which fell in tandem with equities. Other weak contributions came from the low-quality end of the credit spectrum. MainStay VP High Yield Corporate Bond Portfolio and MainStay High Yield Opportunities Fund both had low but positive total returns.


3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about Mainstay VP Moderate Growth Allocation Portfolio on this page and preceding pages has not been audited.


M-282    MainStay VP Moderate Growth Allocation Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2010 UNAUDITED



                                  SHARES          VALUE
AFFILIATED INVESTMENT COMPANIES 100.0%+
-------------------------------------------------------

EQUITY FUNDS 78.8%

MainStay 130/30 Core
  Fund Class I (a)             6,602,648  $  41,860,790
MainStay 130/30 Growth
  Fund Class I (a)(b)            224,496      1,540,044
MainStay 130/30 International
  Fund Class I (a)             3,926,927     21,715,909
MainStay Epoch Global Choice
  Fund Class I (a)               524,429      6,681,220
MainStay Epoch U.S. All Cap
  Fund Class I (a)             1,074,729     20,226,400
MainStay ICAP Equity
  Fund Class I                 1,044,692     31,121,372
MainStay ICAP International
  Fund Class I                   917,401     21,815,787
MainStay MAP
  Fund Class I                   711,609     18,637,049
MainStay VP Common
  Stock Portfolio Initial
  Class                        1,324,212     17,665,352
MainStay VP Growth
  Equity Portfolio Initial
  Class                           52,769      1,036,037
MainStay VP ICAP Select
  Equity Portfolio Initial
  Class                        2,997,290     30,990,998
MainStay VP International
  Equity Portfolio Initial
  Class (a)                    1,980,972     21,855,165
MainStay VP Large Cap Growth
  Portfolio Initial Class
  (a)(b)                       2,637,053     30,513,787
MainStay VP Mid Cap Core
  Portfolio Initial Class (a)  7,889,633     73,983,439
MainStay VP S&P 500 Index
  Portfolio Initial Class          4,437         93,450
MainStay VP U.S. Small Cap
  Portfolio Initial Class
  (a)(b)                       3,353,541     24,037,713
                                          -------------
Total Equity Funds
  (Cost $397,182,898)                      363,774,512
                                          -------------

FIXED INCOME FUNDS 21.2%

MainStay High Yield
  Opportunities Fund Class I
  (a)                          1,420,812     15,913,089
MainStay Intermediate Term
  Bond Fund Class I              490,740      5,187,127
MainStay VP Bond Portfolio
  Initial Class (a)            1,954,514     29,395,622
MainStay VP Convertible
  Portfolio
  Initial Class                  444,742      4,500,862
MainStay VP Floating Rate
  Portfolio
  Initial Class (a)            3,424,788     30,682,081
MainStay VP High Yield
  Corporate Bond Portfolio
  Initial Class                1,270,425     11,961,979
                                          -------------
Total Fixed Income Funds
  (Cost $92,858,168)                         97,640,760
                                          -------------
Total Investments
  (Cost $490,041,066) (c)          100.0%   461,415,272
Other Assets, Less
  Liabilities                       (0.0)++     (15,114)
                               ---------  -------------

Net Assets                         100.0% $ 461,400,158
                               =========  =============





+    Percentages indicated are based on
     Portfolio net assets.
++   Less than one-tenth of a percent.
(a)  The Portfolio's ownership exceeds 5% of
     the outstanding shares of the Underlying
     Portfolio's/Fund's share class.
(b)  Non-income producing Underlying
     Portfolio/Fund.
(c)  At June 30, 2010, cost is $494,240,020
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  9,102,473
Gross unrealized depreciation       (41,927,221)
                                   ------------
Net unrealized depreciation        $(32,824,748)
                                   ============



The following is a summary of the fair valuations according to the inputs used as of June 30, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities
Affiliated Investment Companies
  Equity Funds                                 $363,774,512     $     --      $     --  $363,774,512
  Fixed Income Funds                             97,640,760           --            --    97,640,760
                                               ------------     --------      --------  ------------
Total Investments in Securities                $461,415,272          $--           $--  $461,415,272
                                               ============     ========      ========  ============




At June 30, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-283

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2010 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $490,041,066)                 $461,415,272
Cash                                      753,527
Receivables:
  Fund shares sold                        445,046
Other assets                                3,641
                                     ------------
  Total assets                        462,617,486
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased         753,527
  Fund shares redeemed                    313,134
  NYLIFE Distributors (See Note 3)         90,096
  Shareholder communication                40,385
  Professional fees                        16,327
  Directors                                 1,607
  Custodian                                   361
Accrued expenses                            1,891
                                     ------------
  Total liabilities                     1,217,328
                                     ------------
Net assets                           $461,400,158
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    527,374
Additional paid-in capital            551,429,990
                                     ------------
                                      551,957,364
Undistributed net investment income     8,796,060
Accumulated net realized loss on
  investments                         (70,727,472)
Net unrealized depreciation on
  investments                         (28,625,794)
                                     ------------
Net assets                           $461,400,158
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 30,862,271
                                     ============
Shares of capital stock outstanding     3,516,051
                                     ============
Net asset value per share
  outstanding                        $       8.78
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $430,537,887
                                     ============
Shares of capital stock outstanding    49,221,394
                                     ============
Net asset value per share
  outstanding                        $       8.75
                                     ============






M-284    MainStay VP Moderate Growth Allocation Portfolio       The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment
     companies                       $  1,811,494
                                     ------------
EXPENSES:
  Distribution and service--Service
     Class
     (See Note 3)                         530,811
  Shareholder communication                56,373
  Professional fees                        38,387
  Directors                                 7,757
  Custodian                                 6,084
  Miscellaneous                             8,620
                                     ------------
     Total expenses                       648,032
                                     ------------
Net investment income                   1,163,462
                                     ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on affiliated
  investment company transactions      (2,899,870)
Net change in unrealized
  appreciation (depreciation) on
  investments                         (24,638,511)
                                     ------------
Net realized and unrealized loss on
  investments                         (27,538,381)
                                     ------------
Net decrease in net assets
  resulting from operations          $(26,374,919)
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-285

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $  1,163,462  $  7,442,787
 Net realized loss on
  investments from
  affiliated investment
  company transactions          (2,899,870)  (58,483,811)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                  (24,638,511)  141,298,611
                              --------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                   (26,374,919)   90,257,587
                              --------------------------
Dividends and distributions
 to shareholders:
 From net investment
  income:
    Initial Class                       --      (755,100)
    Service Class                       --    (8,995,783)
                              --------------------------
                                        --    (9,750,883)
                              --------------------------
 From net realized gain on
  investments:
    Initial Class                       --      (565,414)
    Service Class                       --    (7,378,241)
                              --------------------------
                                        --    (7,943,655)
                              --------------------------
 Total dividends and
  distributions to
  shareholders                          --   (17,694,538)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        72,343,213    67,371,228
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                     --    17,694,538
 Cost of shares redeemed       (18,218,843)  (39,409,686)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions         54,124,370    45,656,080
                              --------------------------
    Net increase in net
     assets                     27,749,451   118,219,129
NET ASSETS:
Beginning of period            433,650,707   315,431,578
                              --------------------------
End of period                 $461,400,158  $433,650,707
                              ==========================
Undistributed net investment
 income at end of period      $  8,796,060  $  7,632,598
                              ==========================






M-286    MainStay VP Moderate Growth Allocation Portfolio       The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-287

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                          INITIAL CLASS
                                           ---------------------------------------------------------------------------
                                                                                                          FEBRUARY 13,
                                           SIX MONTHS                                                        2006**
                                              ENDED                                                          THROUGH
                                            JUNE 30,                YEAR ENDED DECEMBER 31,               DECEMBER 31,
                                              2010*            2009           2008           2007             2006
Net asset value at beginning of
  period                                     $  9.25         $  7.55        $ 11.51        $ 11.04           $ 10.00
                                             -------         -------        -------        -------           -------
Net investment income                           0.03 (a)        0.19 (a)       0.18 (a)       0.17              0.16 (a)
Net realized and unrealized gain
  (loss) on investments                        (0.50)           1.93          (3.92)          0.88              1.03
                                             -------         -------        -------        -------           -------
Total from investment operations               (0.47)           2.12          (3.74)          1.05              1.19
                                             -------         -------        -------        -------           -------
Less dividends and distributions:
  From net investment income                      --           (0.24)         (0.06)         (0.22)            (0.10)
  From net realized gain on
     investments                                  --           (0.18)         (0.16)         (0.36)            (0.05)
                                             -------         -------        -------        -------           -------
Total dividends and distributions                 --           (0.42)         (0.22)         (0.58)            (0.15)
                                             -------         -------        -------        -------           -------
Net asset value at end of period             $  8.78         $  9.25        $  7.55        $ 11.51           $ 11.04
                                             =======         =======        =======        =======           =======
Total investment return                        (5.08%)(b)(c)   28.42%        (32.49%)         9.40%            11.92%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         0.73% ++        2.35%          1.83%          1.78%             1.70%++
  Net expenses (d)                              0.05% ++        0.05%          0.06%          0.05%             0.13%++
  Expenses (before waiver) (d)                  0.05% ++        0.05%          0.06%          0.07%             0.13%++
Portfolio turnover rate                           20%             45%            43%            15%               46%
Net assets at end of period (in
  000's)                                     $30,862         $30,850        $21,525        $21,772           $10,468




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is not annualized.
(c)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)  In addition to the fees and expenses which the Portfolio bears directly, the
     Portfolio indirectly bears a pro-rata share of the fees and expenses of the
     Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.





M-288    MainStay VP Moderate Growth Allocation Portfolio       The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                           SERVICE CLASS
      ---------------------------------------------------------------------------------------
                                                                                 FEBRUARY 13,
      SIX MONTHS                                                                    2006**
         ENDED                                                                     THROUGH
       JUNE 30,                     YEAR ENDED DECEMBER 31,                     DECEMBER 31,
         2010*              2009              2008              2007                 2006

       $   9.23           $   7.53          $  11.49          $  11.03             $  10.00
       --------           --------          --------          --------             --------
           0.02 (a)           0.17 (a)          0.16 (a)          0.14                 0.13 (a)
          (0.50)              1.93             (3.92)             0.87                 1.04
       --------           --------          --------          --------             --------
          (0.48)              2.10             (3.76)             1.01                 1.17
       --------           --------          --------          --------             --------

             --              (0.22)            (0.04)            (0.19)               (0.09)
             --              (0.18)            (0.16)            (0.36)               (0.05)
       --------           --------          --------          --------             --------
             --              (0.40)            (0.20)            (0.55)               (0.14)
       --------           --------          --------          --------             --------
       $   8.75           $   9.23          $   7.53          $  11.49             $  11.03
       ========           ========          ========          ========             ========
          (5.20%)(b)(c)      28.10%           (32.65%)            9.13%               11.69%(b)

           0.49% ++           2.08%             1.59%             1.54%                1.39%++
           0.30% ++           0.30%             0.31%             0.30%                0.38%++
           0.30% ++           0.30%             0.31%             0.32%                0.38%++
             20%                45%               43%               15%                  46%
       $430,538           $402,800          $293,907          $343,687             $163,754




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-289

MAINSTAY VP S&P 500 INDEX PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/10
--------------------------------------------------------------------------------

AVERAGE ANNUAL                  SIX       ONE      FIVE       TEN
TOTAL RETURNS                 MONTHS     YEAR      YEARS     YEARS
------------------------------------------------------------------
After Portfolio operating
  expenses                    -6.74%    14.17%    -0.95%    -1.79%





(LINE GRAPH)

                MAINSTAY VP
                  S&P 500        S&P 500(R)
              INDEX PORTFOLIO       INDEX
              ---------------    ----------
06/30/00          10000.00        10000.00
06/30/01           8513.00         8517.00
06/30/02           6956.00         6985.00
06/30/03           6968.00         7002.00
06/30/04           8268.00         8341.00
06/30/05           8759.00         8868.00
06/30/06           9507.00         9633.00
06/30/07          11424.00        11617.00
06/30/08           9910.00        10093.00
06/30/09           7314.00         7447.00
06/30/10           8350.00         8521.00



SERVICE CLASS(2)                                                  AS OF 6/30/10
--------------------------------------------------------------------------------

AVERAGE ANNUAL                 SIX       ONE      FIVE       TEN
TOTAL RETURNS                MONTHS     YEAR      YEARS     YEARS
-----------------------------------------------------------------
After Portfolio operating
  expenses                   -6.86%    13.89%    -1.20%    -2.03%





(LINE GRAPH)

                                                   MAINSTAY VP
                                                     S&P 500        S&P 500(R)
                                                 INDEX PORTFOLIO       INDEX
                                                 ---------------    ----------
06/30/00                                             10000.00        10000.00
06/30/01                                              8492.00         8517.00
06/30/02                                              6922.00         6985.00
06/30/03                                              6917.00         7002.00
06/30/04                                              8187.00         8341.00
06/30/05                                              8651.00         8868.00
06/30/06                                              9364.00         9633.00
06/30/07                                             11224.00        11617.00
06/30/08                                              9713.00        10093.00
06/30/09                                              7150.00         7447.00
06/30/10                                              8143.00         8521.00





 BENCHMARK
PERFORMANCE             SIX           ONE          FIVE           TEN
                      MONTHS         YEAR          YEARS         YEARS
S&P 500(R)
  Index(3)             -6.65%        14.43%        -0.79%        -1.59%
Average Lipper
Variable
Products S&P 500
Index Objective
Portfolio(4)           -6.80         14.04         -1.11         -1.92






1. Performance figures reflect certain fee waivers, without which total returns may have been lower. These waivers are voluntary and may be discontinued at any time. Performance figures shown for the five-year and ten-year periods ended June 30, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the average annual total returns would have been -0.98% and -1.80% for Initial Class shares and -1.23% and -2.05% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The Average Lipper Variable Products S&P 500 Index Objective Portfolio is representative of passively managed limited-expense (advisor fee no higher than 0.50%) portfolios designed to replicate the performance of the S&P 500(R) Index on a reinvested basis. Lipper Inc. is an independent monitor of fund performance.


M-290    MainStay VP S&P 500 Index Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP S&P 500 INDEX PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2010, to June 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2010, to June 30, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     1/1/10         6/30/10       PERIOD(1)         6/30/10        PERIOD(1)
INITIAL CLASS SHARES          $1,000.00        $932.60         $1.49          $1,023.30         $1.56
-------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES          $1,000.00        $931.40         $2.68          $1,022.00         $2.81
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.31% for Initial Class and 0.56% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-291

INDUSTRY COMPOSITION AS OF JUNE 30, 2010 (UNAUDITED)


Oil, Gas & Consumable Fuels              8.7%
Pharmaceuticals                          6.0
Computers & Peripherals                  4.5
Diversified Financial Services           4.4
Insurance                                3.9
Software                                 3.7
IT Services                              3.1
Media                                    3.1
Commercial Banks                         3.0
Aerospace & Defense                      2.8
Beverages                                2.6
Diversified Telecommunication
  Services                               2.6
Household Products                       2.6
Food & Staples Retailing                 2.5
Semiconductors & Semiconductor
  Equipment                              2.5
Capital Markets                          2.3
Communications Equipment                 2.2
Industrial Conglomerates                 2.2
Health Care Providers & Services         2.1
Specialty Retail                         2.0
Electric Utilities                       1.9
Food Products                            1.9
Chemicals                                1.8
Health Care Equipment & Supplies         1.8
Energy Equipment & Services              1.7
Internet Software & Services             1.7
Machinery                                1.7
Hotels, Restaurants & Leisure            1.6
Tobacco                                  1.5
Biotechnology                            1.4
Multi-Utilities                          1.4
Real Estate Investment Trusts            1.3
Air Freight & Logistics                  1.0
Metals & Mining                          1.0
Consumer Finance                         0.8
Multiline Retail                         0.8
Road & Rail                              0.8
Commercial Services & Supplies           0.5
Electrical Equipment                     0.5
Electronic Equipment & Instruments       0.5
Internet & Catalog Retail                0.5
Life Sciences Tools & Services           0.5
Textiles, Apparel & Luxury Goods         0.5
Automobiles                              0.4
Household Durables                       0.4
Wireless Telecommunication Services      0.3
Auto Components                          0.2
Construction & Engineering               0.2
Containers & Packaging                   0.2
Gas Utilities                            0.2
Independent Power Producers & Energy
  Traders                                0.2
Paper & Forest Products                  0.2
Personal Products                        0.2
Airlines                                 0.1
Construction Materials                   0.1
Distributors                             0.1
Diversified Consumer Services            0.1
Health Care Technology                   0.1
Leisure Equipment & Products             0.1
Office Electronics                       0.1
Professional Services                    0.1
Thrifts & Mortgage Finance               0.1
Trading Companies & Distributors         0.1
Building Products                        0.0++
Real Estate Management & Development     0.0++
Short-Term Investments                   2.6
Other Assets, Less Liabilities           0.0++
                                       -----
                                       100.0%
                                       =====



 See Portfolio of Investments beginning on page M-294 for specific holdings within these categories.


++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF JUNE 30, 2010 (EXCLUDING SHORT-TERM INVESTMENTS)

    1.  ExxonMobil Corp.
    2.  Apple, Inc.
    3.  Microsoft Corp.
    4.  Procter & Gamble Co. (The)
    5.  Johnson & Johnson
    6.  International Business Machines Corp.
    7.  General Electric Co.
    8.  JPMorgan Chase & Co.
    9.  Bank of America Corp.
   10.  AT&T, Inc.





M-292    MainStay VP S&P 500 Index Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS FRANCIS J. OK AND LEE BAKER OF MADISON SQUARE INVESTORS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP S&P 500 INDEX PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2010?

For the six months ended June 30, 2010, MainStay VP S&P 500 Index Portfolio returned -6.74% for Initial Class shares and -6.86% for Service Class shares. Initial class shares outperformed and Service Class shares underperformed the -6.80% return of the average Lipper(1) Variable Products S&P 500 Index Objective Portfolio. Both share classes underperformed the -6.65% return of the S&P 500(R) Index for the six months ended June 30, 2010. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

DURING THE REPORTING PERIOD, WHICH S&P 500(R) INDEX INDUSTRIES HAD THE HIGHEST TOTAL RETURNS AND WHICH INDUSTRIES IN THE INDEX HAD THE LOWEST TOTAL RETURNS?

On the basis of total return, the strongest-performing S&P 500(R) industries during the first six months of 2010 were leisure equipment & products, trading companies & distributors and wireless telecommunication services. The industries with the lowest total returns were diversified consumer services, Internet software & services, and building products.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH INDUSTRIES WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns into account, the industries that made the greatest positive contributions to the Portfolio's performance during the reporting period were hotels, restaurants & leisure; commercial banks; and computers & peripherals. Over the same period, the industries that made the weakest contributions to the Portfolio's performance were oil, gas & consumable fuels; software; and pharmaceuticals.

DURING THE REPORTING PERIOD, WHICH STOCKS IN THE S&P 500(R) INDEX HAD THE HIGHEST TOTAL RETURNS AND WHICH S&P 500(R) INDEX STOCKS HAD THE LOWEST TOTAL RETURNS?

For the six months ending June 30, 2010, the S&P 500(R) stocks with the highest total returns were commercial bank Zions Bancorp, Internet software & services company Akamai Technologies and commercial bank Huntington Bancshares.

Over the same period, the S&P 500(R) stocks with the lowest total returns were semiconductor company NVIDIA, food products company Dean Foods and metals & mining company AK Steel Holdings.

DURING THE REPORTING PERIOD, WHICH S&P 500(R) STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH STOCKS WERE THE GREATEST DETRACTORS?

In terms of impact, which takes total returns and weightings into account, the strongest individual contributors to the Portfolio's performance were computers & peripherals company Apple, diversified financial services company Citigroup and metals & mining company Newmont Mining.

Over the same period, the S&P 500(R) stocks with the weakest contributions to the Portfolio's performance were software giant Microsoft; oil, gas & consumable fuels company ExxonMobil; and Internet software & services company Google.

WERE THERE ANY CHANGES TO THE S&P 500(R) INDEX DURING THE FIRST SIX MONTHS OF 2010?

During the first six months of 2010, there were nine additions to and nine deletions from the S&P 500(R) Index. In terms of Index weightings, significant additions to the Index included insurance company Berkshire Hathaway Class B and media company Discovery Communications. Significant deletions included railroad company Burlington Northern
Santa Fe and gas utility company Questar.


1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Information about MainStay VP S&P 500 Index Portfolio on this page and the preceding pages has not been audited.

                                                mainstayinvestments.com    M-293

PORTFOLIO OF INVESTMENTS+++ JUNE 30, 2010 UNAUDITED



                                   SHARES         VALUE
COMMON STOCKS 97.4%+
-------------------------------------------------------

AEROSPACE & DEFENSE 2.8%
Boeing Co. (The)                   65,306  $  4,097,951
General Dynamics Corp.             33,187     1,943,431
Goodrich Corp.                     10,773       713,711
Honeywell International,
  Inc.                             65,926     2,573,092
ITT Corp.                          15,789       709,242
L-3 Communications Holdings,
  Inc.                              9,955       705,212
Lockheed Martin Corp.              26,811     1,997,420
Northrop Grumman Corp.             25,916     1,410,867
Precision Castparts Corp.          12,235     1,259,226
Raytheon Co.                       32,791     1,586,756
Rockwell Collins, Inc.             13,543       719,540
United Technologies Corp.          80,286     5,211,364
                                           ------------
                                             22,927,812
                                           ------------

AIR FREIGHT & LOGISTICS 1.0%
C.H. Robinson Worldwide,
  Inc.                             14,274       794,491
Expeditors International of
  Washington, Inc.                 18,318       632,154
FedEx Corp.                        26,948     1,889,325
United Parcel Service, Inc.
  Class B                          85,225     4,848,450
                                           ------------
                                              8,164,420
                                           ------------

AIRLINES 0.1%
Southwest Airlines Co.             64,050       711,595
                                           ------------


AUTO COMPONENTS 0.2%
Goodyear Tire & Rubber Co.
  (The) (a)                        20,900       207,746
Johnson Controls, Inc.             57,881     1,555,262
                                           ------------
                                              1,763,008
                                           ------------

AUTOMOBILES 0.4%
Ford Motor Co. (a)                293,112     2,954,569
Harley-Davidson, Inc.              20,263       450,446
                                           ------------
                                              3,405,015
                                           ------------

BEVERAGES 2.6%
Brown-Forman Corp. Class B          9,353       535,272
Coca-Cola Co. (The)               198,508     9,949,221
Coca-Cola Enterprises, Inc.        28,095       726,536
Constellation Brands, Inc.
  Class A (a)                      16,503       257,777
Dr. Pepper Snapple Group,
  Inc.                             21,141       790,462
Molson Coors Brewing Co.
  Class B                          13,577       575,122
PepsiCo, Inc.                     138,761     8,457,483
                                           ------------
                                             21,291,873
                                           ------------

BIOTECHNOLOGY 1.4%
Amgen, Inc. (a)                    82,420     4,335,292
Biogen Idec, Inc. (a)              22,973     1,090,069
Celgene Corp. (a)                  39,657     2,015,369
Cephalon, Inc. (a)                  6,531       370,634
Genzyme Corp. (a)                  22,965     1,165,933
Gilead Sciences, Inc. (a)          76,569     2,624,785
                                           ------------
                                             11,602,082
                                           ------------

BUILDING PRODUCTS 0.0%++
Masco Corp.                        30,863       332,086
                                           ------------


CAPITAL MARKETS 2.3%
Ameriprise Financial, Inc.         22,010       795,221
Bank of New York Mellon
  Corp. (The)                     104,361     2,576,673
Charles Schwab Corp. (The)         84,210     1,194,098
E*TRADE Financial Corp. (a)        16,851       199,179
Federated Investors, Inc.
  Class B                           7,821       161,973
Franklin Resources, Inc.           12,717     1,096,078
Goldman Sachs Group, Inc.
  (The)                            44,295     5,814,605
Invesco, Ltd.                      40,199       676,549
Janus Capital Group, Inc.          15,840       140,659
Legg Mason, Inc.                   14,171       397,213
Morgan Stanley                    120,270     2,791,467
Northern Trust Corp.               20,805       971,594
State Street Corp.                 43,167     1,459,908
T. Rowe Price Group, Inc.          22,337       991,539
                                           ------------
                                             19,266,756
                                           ------------

CHEMICALS 1.8%
Air Products & Chemicals,
  Inc.                             18,275     1,184,403
Airgas, Inc.                        7,213       448,648
CF Industries Holdings, Inc.        6,092       386,537
Dow Chemical Co. (The)             99,370     2,357,056
E.I. du Pont de Nemours &
  Co.                              77,954     2,696,429
Eastman Chemical Co.                6,229       332,379
Ecolab, Inc.                       20,082       901,883
FMC Corp.                           6,255       359,225
International Flavors &
  Fragrances, Inc.                  6,840       290,153
Monsanto Co.                       46,945     2,169,798
PPG Industries, Inc.               14,309       864,407
Praxair, Inc.                      26,320     2,000,057
Sherwin-Williams Co. (The)          7,933       548,884
Sigma-Aldrich Corp.                10,446       520,524
                                           ------------
                                             15,060,383
                                           ------------

COMMERCIAL BANKS 3.0%
BB&T Corp.                         59,550     1,566,761
Comerica, Inc.                     15,169       558,674
Fifth Third Bancorp                68,386       840,464
First Horizon National Corp.
  (a)                              19,670       225,217
Huntington Bancshares, Inc.        61,658       341,585
KeyCorp                            75,648       581,733


+  Percentages indicated are based on portfolio net assets.
V Among the Portfolio's 10 largest holdings, as of June 30, 2010, excluding short-term investments. May be subject to change daily.


M-294    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
M&T Bank Corp.                      7,159  $    608,157
Marshall & Ilsley Corp.            45,362       325,699
PNC Financial Services
  Group, Inc.                      45,258     2,557,077
Regions Financial Corp.           102,606       675,148
SunTrust Banks, Inc.               43,013     1,002,203
U.S. Bancorp                      164,935     3,686,297
Wells Fargo & Co.                 448,298    11,476,429
Zions Bancorp                      13,793       297,515
                                           ------------
                                             24,742,959
                                           ------------

COMMERCIAL SERVICES & SUPPLIES 0.5%
Avery Dennison Corp.                9,499       305,203
Cintas Corp.                       11,315       271,220
Iron Mountain, Inc.                15,565       349,590
Pitney Bowes, Inc.                 17,854       392,074
R.R. Donnelley & Sons Co.          17,751       290,584
Republic Services, Inc.            27,929       830,329
Stericycle, Inc. (a)                7,279       477,357
Waste Management, Inc.             41,558     1,300,350
                                           ------------
                                              4,216,707
                                           ------------

COMMUNICATIONS EQUIPMENT 2.2%
Cisco Systems, Inc. (a)           491,405    10,471,841
Harris Corp.                       11,168       465,147
JDS Uniphase Corp. (a)             19,317       190,079
Juniper Networks, Inc. (a)         45,267     1,032,993
Motorola, Inc. (a)                199,971     1,303,811
QUALCOMM, Inc.                    141,144     4,635,169
Tellabs, Inc.                      33,152       211,841
                                           ------------
                                             18,310,881
                                           ------------

COMPUTERS & PERIPHERALS 4.5%
V  Apple, Inc. (a)                 78,290    19,692,284
Dell, Inc. (a)                    148,260     1,788,016
EMC Corp. (a)                     176,869     3,236,703
Hewlett-Packard Co.               200,866     8,693,480
Lexmark International, Inc.
  Class A (a)                       6,754       223,085
NetApp, Inc. (a)                   29,650     1,106,241
QLogic Corp. (a)                    9,594       159,452
SanDisk Corp. (a)                  19,790       832,565
Teradata Corp. (a)                 14,360       437,693
Western Digital Corp. (a)          19,721       594,785
                                           ------------
                                             36,764,304
                                           ------------

CONSTRUCTION & ENGINEERING 0.2%
Fluor Corp.                        15,376       653,480
Jacobs Engineering Group,
  Inc. (a)                         10,755       391,912
Quanta Services, Inc. (a)          18,146       374,715
                                           ------------
                                              1,420,107
                                           ------------

CONSTRUCTION MATERIALS 0.1%
Vulcan Materials Co.               11,049       484,278
                                           ------------


CONSUMER FINANCE 0.8%
American Express Co.              103,363     4,103,511
Capital One Financial Corp.        39,278     1,582,903
Discover Financial Services        46,790       654,124
SLM Corp. (a)                      41,799       434,292
                                           ------------
                                              6,774,830
                                           ------------

CONTAINERS & PACKAGING 0.2%
Ball Corp.                          7,942       419,576
Bemis Co., Inc.                     9,387       253,449
Owens-Illinois, Inc. (a)           14,197       375,511
Pactiv Corp. (a)                   11,435       318,465
Sealed Air Corp.                   13,724       270,637
                                           ------------
                                              1,637,638
                                           ------------

DISTRIBUTORS 0.1%
Genuine Parts Co.                  13,664       539,045
                                           ------------


DIVERSIFIED CONSUMER SERVICES 0.1%
Apollo Group, Inc. Class A
  (a)                              10,824       459,696
DeVry, Inc.                         5,335       280,034
H&R Block, Inc.                    28,325       444,419
                                           ------------
                                              1,184,149
                                           ------------

DIVERSIFIED FINANCIAL SERVICES 4.4%
V  Bank of America Corp.          863,255    12,404,974
Citigroup, Inc. (a)             1,944,929     7,312,933
CME Group, Inc.                     5,653     1,591,602
IntercontinentalExchange,
  Inc. (a)                          6,359       718,758
V  JPMorgan Chase & Co.           342,337    12,532,958
Leucadia National Corp. (a)        16,331       318,618
Moody's Corp.                      16,925       337,146
NASDAQ OMX Group, Inc. (The)
  (a)                              12,545       223,050
NYSE Euronext                      22,457       620,487
                                           ------------
                                             36,060,526
                                           ------------

DIVERSIFIED TELECOMMUNICATION SERVICES 2.6%
V  AT&T, Inc.                     508,425    12,298,801
CenturyTel, Inc.                   25,847       860,964
Frontier Communications
  Corp.                            26,871       191,053
Qwest Communications
  International, Inc.             128,479       674,515
Verizon Communications, Inc.      243,216     6,814,912
Windstream Corp.                   41,567       438,947
                                           ------------
                                             21,279,192
                                           ------------

ELECTRIC UTILITIES 1.9%
Allegheny Energy, Inc.             14,593       301,783
American Electric Power Co.,
  Inc.                             41,206     1,330,954
Duke Energy Corp.                 112,982     1,807,712
Edison International               28,033       889,207


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-295


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)
Entergy Corp.                      16,288  $  1,166,547
Exelon Corp.                       56,840     2,158,215
FirstEnergy Corp.                  26,226       923,942
NextEra Energy, Inc.               35,682     1,739,854
Northeast Utilities                15,143       385,844
Pepco Holdings, Inc.               19,205       301,134
Pinnacle West Capital Corp.         9,426       342,729
PPL Corp.                          32,576       812,771
Progress Energy, Inc.              24,711       969,165
Southern Co. (The)                 70,942     2,360,950
                                           ------------
                                             15,490,807
                                           ------------

ELECTRICAL EQUIPMENT 0.5%
Emerson Electric Co.               64,807     2,831,418
Rockwell Automation, Inc.          12,270       602,334
Roper Industries, Inc.              8,079       452,101
                                           ------------
                                              3,885,853
                                           ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.5%
Agilent Technologies, Inc.
  (a)                              29,951       851,507
Amphenol Corp. Class A             14,937       586,726
Corning, Inc.                     134,295     2,168,864
FLIR Systems, Inc. (a)             13,190       383,697
Jabil Circuit, Inc.                16,749       222,762
Molex, Inc.                        11,676       212,970
                                           ------------
                                              4,426,526
                                           ------------

ENERGY EQUIPMENT & SERVICES 1.7%
Baker Hughes, Inc.                 36,912     1,534,432
Cameron International Corp.
  (a)                              21,012       683,310
Diamond Offshore Drilling,
  Inc.                              5,980       371,896
FMC Technologies, Inc. (a)         10,463       550,982
Halliburton Co.                    77,894     1,912,298
Helmerich & Payne, Inc.             9,095       332,149
Nabors Industries, Ltd. (a)        24,539       432,377
National-Oilwell Varco, Inc.       36,052     1,192,240
Rowan Cos., Inc. (a)                9,843       215,955
Schlumberger, Ltd.                102,631     5,679,600
Smith International, Inc.          21,382       805,032
                                           ------------
                                             13,710,271
                                           ------------

FOOD & STAPLES RETAILING 2.5%
Costco Wholesale Corp.             37,945     2,080,524
CVS Caremark Corp.                117,095     3,433,225
Kroger Co. (The)                   55,601     1,094,783
Safeway, Inc.                      33,436       657,352
SUPERVALU, Inc.                    18,258       197,917
Sysco Corp.                        50,903     1,454,299
Wal-Mart Stores, Inc.             178,745     8,592,272
Walgreen Co.                       84,184     2,247,713
Whole Foods Market, Inc. (a)       14,748       531,223
                                           ------------
                                             20,289,308
                                           ------------

FOOD PRODUCTS 1.9%
Archer-Daniels-Midland Co.         55,325     1,428,491
Campbell Soup Co.                  16,099       576,827
ConAgra Foods, Inc.                38,340       894,089
Dean Foods Co. (a)                 15,937       160,486
General Mills, Inc.                57,098     2,028,121
H.J. Heinz Co.                     27,207     1,175,887
Hershey Co. (The)                  14,274       684,153
Hormel Foods Corp.                  5,963       241,382
J.M. Smucker Co. (The)             10,248       617,135
Kellogg Co.                        21,941     1,103,632
Kraft Foods, Inc. Class A         150,015     4,200,420
McCormick & Co., Inc.              11,401       432,782
Mead Johnson Nutrition Co.         17,596       881,911
Sara Lee Corp.                     56,900       802,290
Tyson Foods, Inc. Class A          26,269       430,549
                                           ------------
                                             15,658,155
                                           ------------

GAS UTILITIES 0.2%
EQT Corp.                          12,381       447,449
Nicor, Inc.                         3,998       161,919
ONEOK, Inc.                         9,146       395,565
Questar Corp.                      15,066       685,352
                                           ------------
                                              1,690,285
                                           ------------

HEALTH CARE EQUIPMENT & SUPPLIES 1.8%
Baxter International, Inc.         51,324     2,085,807
Becton, Dickinson & Co.            20,074     1,357,404
Boston Scientific Corp. (a)       130,466       756,703
C.R. Bard, Inc.                     8,183       634,428
CareFusion Corp. (a)               15,298       347,265
DENTSPLY International, Inc.       12,597       376,776
Hospira, Inc. (a)                  14,274       820,041
Intuitive Surgical, Inc. (a)        3,373     1,064,586
Medtronic, Inc.                    94,776     3,437,526
St. Jude Medical, Inc. (a)         28,119     1,014,815
Stryker Corp.                      24,238     1,213,354
Varian Medical Systems, Inc.
  (a)                              10,626       555,527
Zimmer Holdings, Inc. (a)          17,449       943,119
                                           ------------
                                             14,607,351
                                           ------------

HEALTH CARE PROVIDERS & SERVICES 2.1%
Aetna, Inc.                        36,559       964,426
AmerisourceBergen Corp.            24,307       771,747
Cardinal Health, Inc.              31,156     1,047,153
CIGNA Corp.                        23,808       739,477
Coventry Health Care, Inc.
  (a)                              12,726       224,996
DaVita, Inc. (a)                    8,940       558,214




M-296    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Express Scripts, Inc. (a)          47,160  $  2,217,463
Humana, Inc. (a)                   14,644       668,791
Laboratory Corp. of America
  Holdings (a)                      8,948       674,232
McKesson Corp.                     23,352     1,568,320
Medco Health Solutions, Inc.
  (a)                              39,313     2,165,360
Patterson Cos., Inc.                8,028       229,039
Quest Diagnostics, Inc.            13,001       647,060
Tenet Healthcare Corp. (a)         37,497       162,737
UnitedHealth Group, Inc.           97,804     2,777,634
WellPoint, Inc. (a)                36,757     1,798,520
                                           ------------
                                             17,215,169
                                           ------------

HEALTH CARE TECHNOLOGY 0.1%
Cerner Corp. (a)                    5,842       443,349
                                           ------------


HOTELS, RESTAURANTS & LEISURE 1.6%
Carnival Corp.                     37,248     1,126,380
Darden Restaurants, Inc.           12,098       470,007
International Game
  Technology                       25,649       402,689
Marriott International, Inc.
  Class A                          22,070       660,776
McDonald's Corp.                   92,564     6,097,191
Starbucks Corp.                    64,110     1,557,873
Starwood Hotels & Resorts
  Worldwide, Inc.                  16,305       675,516
Wyndham Worldwide Corp.            15,488       311,928
Wynn Resorts, Ltd.                  5,946       453,501
Yum! Brands, Inc.                  40,216     1,570,033
                                           ------------
                                             13,325,894
                                           ------------

HOUSEHOLD DURABLES 0.4%
D.R. Horton, Inc.                  23,817       234,121
Fortune Brands, Inc.               13,104       513,415
Harman International
  Industries, Inc. (a)              5,980       178,742
Leggett & Platt, Inc.              12,743       255,625
Lennar Corp. Class A               14,152       196,854
Newell Rubbermaid, Inc.            23,937       350,438
Pulte Homes, Inc. (a)              27,327       226,267
Stanley Black & Decker, Inc.       13,801       697,226
Whirlpool Corp.                     6,462       567,493
                                           ------------
                                              3,220,181
                                           ------------

HOUSEHOLD PRODUCTS 2.6%
Clorox Co. (The)                   12,115       753,068
Colgate-Palmolive Co.              42,204     3,323,987
Kimberly-Clark Corp.               35,622     2,159,762
V  Procter & Gamble Co.
  (The)                           247,794    14,862,684
                                           ------------
                                             21,099,501
                                           ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.2%
AES Corp. (The) (a)                57,485       531,161
Constellation Energy Group,
  Inc.                             17,355       559,699
NRG Energy, Inc. (a)               21,967       465,920
                                           ------------
                                              1,556,780
                                           ------------

INDUSTRIAL CONGLOMERATES 2.2%
3M Co.                             61,357     4,846,589
V  General Electric Co.           918,632    13,246,673
Textron, Inc.                      23,515       399,050
                                           ------------
                                             18,492,312
                                           ------------

INSURANCE 3.9%
Aflac, Inc.                        40,406     1,724,124
Allstate Corp. (The)               46,282     1,329,682
American International
  Group, Inc. (a)                  11,624       400,331
Aon Corp.                          23,180       860,442
Assurant, Inc.                      9,620       333,814
Berkshire Hathaway, Inc.
  Class B (a)                     142,435    11,350,645
Chubb Corp. (The)                  28,119     1,406,231
Cincinnati Financial Corp.         14,025       362,827
Genworth Financial, Inc.
  Class A (a)                      42,083       550,025
Hartford Financial Services
  Group,
  Inc. (The)                       38,211       845,609
Lincoln National Corp.             26,028       632,220
Loews Corp.                        30,244     1,007,428
Marsh & McLennan Cos., Inc.        46,566     1,050,063
MetLife, Inc.                      70,572     2,664,799
Principal Financial Group,
  Inc.                             27,508       644,788
Progressive Corp. (The)            57,683     1,079,826
Prudential Financial, Inc.         40,096     2,151,551
Torchmark Corp.                     7,098       351,422
Travelers Cos., Inc. (The)         42,617     2,098,887
Unum Group                         28,635       621,379
XL Capital, Ltd. Class A           29,435       471,254
                                           ------------
                                             31,937,347
                                           ------------

INTERNET & CATALOG RETAIL 0.5%
Amazon.com, Inc. (a)               29,530     3,226,448
Expedia, Inc.                      17,837       334,979
Priceline.com, Inc. (a)             4,078       719,930
                                           ------------
                                              4,281,357
                                           ------------

INTERNET SOFTWARE & SERVICES 1.7%
Akamai Technologies, Inc.
  (a)                              14,808       600,761
eBay, Inc. (a)                     97,839     1,918,623
Google, Inc. Class A (a)           20,831     9,268,753
Monster Worldwide, Inc. (a)        11,129       129,653
VeriSign, Inc. (a)                 15,703       416,915
Yahoo!, Inc. (a)                  101,298     1,400,951
                                           ------------
                                             13,735,656
                                           ------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-297


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
IT SERVICES 3.1%
Automatic Data Processing,
  Inc.                             43,279  $  1,742,413
Cognizant Technology
  Solutions Corp. Class A
  (a)                              25,761     1,289,596
Computer Sciences Corp.            13,268       600,377
Fidelity National
  Information Services, Inc.       28,514       764,746
Fiserv, Inc. (a)                   13,130       599,516
V  International Business
  Machines Corp.                  110,332    13,623,795
MasterCard, Inc. Class A            8,329     1,661,885
Paychex, Inc.                      27,680       718,850
SAIC, Inc. (a)                     25,176       421,446
Total System Services, Inc.        16,985       230,996
Visa, Inc. Class A                 38,943     2,755,217
Western Union Co. (The)            57,829       862,230
                                           ------------
                                             25,271,067
                                           ------------

LEISURE EQUIPMENT & PRODUCTS 0.1%
Eastman Kodak Co. (a)              23,708       102,893
Hasbro, Inc.                       11,263       462,909
Mattel, Inc.                       31,380       664,001
                                           ------------
                                              1,229,803
                                           ------------

LIFE SCIENCES TOOLS & SERVICES 0.5%
Life Technologies Corp. (a)        15,711       742,345
Millipore Corp. (a)                 4,818       513,840
PerkinElmer, Inc.                  10,316       213,232
Thermo Fisher Scientific,
  Inc. (a)                         35,312     1,732,053
Waters Corp. (a)                    7,993       517,147
                                           ------------
                                              3,718,617
                                           ------------

MACHINERY 1.7%
Caterpillar, Inc.                  54,009     3,244,321
Cummins, Inc.                      17,260     1,124,144
Danaher Corp.                      45,250     1,679,680
Deere & Co.                        36,551     2,035,160
Dover Corp.                        16,073       671,691
Eaton Corp.                        14,421       943,710
Flowserve Corp.                     4,827       409,330
Illinois Tool Works, Inc.          33,290     1,374,211
PACCAR, Inc.                       31,397     1,251,798
Pall Corp.                         10,058       345,693
Parker Hannifin Corp.              13,853       768,287
Snap-On, Inc.                       4,973       203,445
                                           ------------
                                             14,051,470
                                           ------------

MEDIA 3.1%
CBS Corp. Class B                  58,509       756,521
Comcast Corp. Class A             242,777     4,217,037
DIRECTV Class A (a)                78,195     2,652,374
Discovery Communications,
  Inc. Class A (a)                 24,462       873,538
Gannett Co., Inc.                  20,751       279,308
Interpublic Group of Cos.,
  Inc. (The) (a)                   42,101       300,180
McGraw-Hill Cos., Inc. (The)       27,146       763,888
Meredith Corp.                      3,219       100,208
New York Times Co. (The)
  Class A (a)                      10,218        88,386
News Corp. Class A                193,922     2,319,307
Omnicom Group, Inc.                26,415       906,035
Scripps Networks Interactive
  Class A                           7,727       311,707
Time Warner Cable, Inc.            30,459     1,586,305
Time Warner, Inc.                  98,063     2,835,001
Viacom, Inc. Class B               52,262     1,639,459
Walt Disney Co. (The)             168,523     5,308,475
Washington Post Co. Class B           525       215,502
                                           ------------
                                             25,153,231
                                           ------------

METALS & MINING 1.0%
AK Steel Holding Corp.              9,670       115,267
Alcoa, Inc.                        87,849       883,761
Allegheny Technologies, Inc.        8,475       374,510
Cliffs Natural Resources,
  Inc.                             11,650       549,414
Freeport-McMoRan Copper &
  Gold, Inc.                       40,586     2,399,850
Newmont Mining Corp.               42,273     2,609,935
Nucor Corp.                        27,112     1,037,847
Titanium Metals Corp. (a)           7,262       127,739
United States Steel Corp.          12,338       475,630
                                           ------------
                                              8,573,953
                                           ------------

MULTI-UTILITIES 1.4%
Ameren Corp.                       20,504       487,380
CenterPoint Energy, Inc.           35,828       471,497
CMS Energy Corp.                   19,781       289,792
Consolidated Edison, Inc.          24,264     1,045,778
Dominion Resources, Inc.           51,290     1,986,975
DTE Energy Corp.                   14,454       659,247
Integrys Energy Group, Inc.         6,625       289,778
NiSource, Inc.                     23,868       346,086
PG&E Corp.                         32,034     1,316,597
Public Service Enterprise
  Group, Inc.                      43,537     1,364,014
SCANA Corp.                         9,747       348,553
Sempra Energy                      21,295       996,393
TECO Energy, Inc.                  18,404       277,348
Wisconsin Energy Corp.             10,058       510,343
Xcel Energy, Inc.                  39,545       815,022
                                           ------------
                                             11,204,803
                                           ------------

MULTILINE RETAIL 0.8%
Big Lots, Inc. (a)                  6,918       221,999
Family Dollar Stores, Inc.         11,624       438,109
J.C. Penney Co., Inc.              20,323       436,538
Kohl's Corp. (a)                   26,492     1,258,370
Macy's, Inc.                       36,319       650,110
Nordstrom, Inc.                    14,326       461,154




M-298    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
MULTILINE RETAIL (CONTINUED)
Sears Holdings Corp. (a)            4,147  $    268,103
Target Corp.                       63,370     3,115,903
                                           ------------
                                              6,850,286
                                           ------------

OFFICE ELECTRONICS 0.1%
Xerox Corp.                       118,964       956,471
                                           ------------


OIL, GAS & CONSUMABLE FUELS 8.7%
Anadarko Petroleum Corp.           42,565     1,536,171
Apache Corp.                       29,022     2,443,362
Cabot Oil & Gas Corp.               8,940       280,001
Chesapeake Energy Corp.            56,005     1,173,305
Chevron Corp.                     172,825    11,727,904
ConocoPhillips                    128,102     6,288,527
CONSOL Energy, Inc.                19,420       655,619
Denbury Resources, Inc. (a)        34,348       502,855
Devon Energy Corp.                 38,452     2,342,496
El Paso Corp.                      60,548       672,688
EOG Resources, Inc.                21,786     2,143,089
V  ExxonMobil Corp.               439,860    25,102,810
Hess Corp.                         25,142     1,265,648
Marathon Oil Corp.                 61,047     1,897,951
Massey Energy Co.                   8,910       243,689
Murphy Oil Corp.                   16,477       816,435
Noble Energy, Inc.                 15,023       906,338
Occidental Petroleum Corp.         69,884     5,391,551
Peabody Energy Corp.               23,128       904,999
Pioneer Natural Resources
  Co.                               9,972       592,835
Range Resources Corp.              13,715       550,657
Southwestern Energy Co. (a)        29,788     1,151,008
Spectra Energy Corp.               55,755     1,119,003
Sunoco, Inc.                       10,369       360,530
Tesoro Corp.                       12,336       143,961
Valero Energy Corp.                48,657       874,853
Williams Cos., Inc.                50,275       919,027
                                           ------------
                                             72,007,312
                                           ------------

PAPER & FOREST PRODUCTS 0.2%
International Paper Co.            37,566       850,119
MeadWestvaco Corp.                 14,696       326,251
Weyerhaeuser Co.                   18,207       640,886
                                           ------------
                                              1,817,256
                                           ------------

PERSONAL PRODUCTS 0.2%
Avon Products, Inc.                36,861       976,817
Estee Lauder Cos., Inc.
  (The) Class A                    10,299       573,963
                                           ------------
                                              1,550,780
                                           ------------

PHARMACEUTICALS 6.0%
Abbott Laboratories               132,815     6,213,086
Allergan, Inc.                     26,458     1,541,443
Bristol-Myers Squibb Co.          147,967     3,690,297
Eli Lilly & Co.                    87,316     2,925,086
Forest Laboratories, Inc.
  (a)                              26,019       713,701
V  Johnson & Johnson              237,314    14,015,765
King Pharmaceuticals, Inc.
  (a)                              21,935       166,487
Merck & Co., Inc.                 268,306     9,382,661
Mylan, Inc. (a)                    26,570       452,753
Pfizer, Inc.                      694,027     9,896,825
Watson Pharmaceuticals, Inc.
  (a)                               9,215       373,852
                                           ------------
                                             49,371,956
                                           ------------

PROFESSIONAL SERVICES 0.1%
Dun & Bradstreet Corp.              4,337       291,099
Equifax, Inc.                      10,893       305,658
Robert Half International,
  Inc.                             13,055       307,445
                                           ------------
                                                904,202
                                           ------------

REAL ESTATE INVESTMENT TRUSTS 1.3%
Apartment Investment &
  Management Co. Class A           10,050       194,668
AvalonBay Communities, Inc.         7,142       666,849
Boston Properties, Inc.            11,960       853,226
Equity Residential                 24,341     1,013,559
HCP, Inc.                          25,296       815,796
Health Care REIT, Inc.             10,678       449,757
Host Hotels & Resorts, Inc.        56,633       763,413
Kimco Realty Corp.                 34,899       469,043
Plum Creek Timber Co., Inc.        14,025       484,283
ProLogis                           41,008       415,411
Public Storage                     11,693     1,027,932
Simon Property Group, Inc.         25,185     2,033,689
Ventas, Inc.                       13,500       633,825
Vornado Realty Trust               13,621       993,652
                                           ------------
                                             10,815,103
                                           ------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.0%++
CB Richard Ellis Group, Inc.
  Class A (a)                      23,257       316,528
                                           ------------


ROAD & RAIL 0.8%
CSX Corp.                          33,488     1,662,009
Norfolk Southern Corp.             31,844     1,689,324
Ryder System, Inc.                  4,560       183,449
Union Pacific Corp.                43,546     3,026,883
                                           ------------
                                              6,561,665
                                           ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.5%
Advanced Micro Devices, Inc.
  (a)                              48,666       356,235
Altera Corp.                       26,005       645,184
Analog Devices, Inc.               25,641       714,358
Applied Materials, Inc.           115,581     1,389,284
Broadcom Corp. Class A             37,162     1,225,231
First Solar, Inc. (a)               4,182       476,037


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-299


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Intel Corp.                       478,740  $  9,311,493
KLA-Tencor Corp.                   14,627       407,801
Linear Technology Corp.            19,282       536,232
LSI Corp. (a)                      56,237       258,690
MEMC Electronic Materials,
  Inc. (a)                         19,921       196,820
Microchip Technology, Inc.         15,961       442,758
Micron Technology, Inc. (a)        73,506       624,066
National Semiconductor Corp.       20,690       278,487
Novellus Systems, Inc. (a)          8,260       209,474
NVIDIA Corp. (a)                   49,233       502,669
Teradyne, Inc. (a)                 15,432       150,462
Texas Instruments, Inc.           105,161     2,448,148
Xilinx, Inc.                       23,567       595,303
                                           ------------
                                             20,768,732
                                           ------------

SOFTWARE 3.7%
Adobe Systems, Inc. (a)            45,293     1,197,094
Autodesk, Inc. (a)                 19,747       481,037
BMC Software, Inc. (a)             15,617       540,817
CA, Inc.                           33,600       618,240
Citrix Systems, Inc. (a)           15,978       674,751
Compuware Corp. (a)                19,360       154,493
Electronic Arts, Inc. (a)          28,205       406,152
Intuit, Inc. (a)                   27,026       939,694
McAfee, Inc. (a)                   13,423       412,354
V  Microsoft Corp.                656,030    15,095,250
Novell, Inc. (a)                   30,106       171,002
Oracle Corp.                      336,847     7,228,737
Red Hat, Inc. (a)                  16,228       469,638
Salesforce.com, Inc. (a)            9,740       835,887
Symantec Corp. (a)                 68,739       954,097
                                           ------------
                                             30,179,243
                                           ------------

SPECIALTY RETAIL 2.0%
Abercrombie & Fitch Co.
  Class A                           7,589       232,906
AutoNation, Inc. (a)                7,675       149,663
AutoZone, Inc. (a)                  2,521       487,108
Bed Bath & Beyond, Inc. (a)        22,655       840,047
Best Buy Co., Inc.                 29,771     1,008,046
Carmax, Inc. (a)                   19,177       381,622
GameStop Corp. Class A (a)         13,147       247,032
Gap, Inc. (The)                    38,624       751,623
Home Depot, Inc. (The)            144,586     4,058,529
Limited Brands, Inc.               23,223       512,532
Lowe's Cos., Inc.                 122,972     2,511,088
O'Reilly Automotive, Inc.
  (a)                              11,882       565,108
Office Depot, Inc. (a)             24,286        98,115
RadioShack Corp.                   10,790       210,513
Ross Stores, Inc.                  10,540       561,677
Staples, Inc.                      62,802     1,196,378
Tiffany & Co.                      10,916       413,826
TJX Cos., Inc.                     35,105     1,472,655
Urban Outfitters, Inc. (a)         11,203       385,271
                                           ------------
                                             16,083,739
                                           ------------

TEXTILES, APPAREL & LUXURY GOODS 0.5%
Coach, Inc.                        26,252       959,511
NIKE, Inc. Class B                 33,436     2,258,602
Polo Ralph Lauren Corp.             4,904       357,796
VF Corp.                            7,580       539,544
                                           ------------
                                              4,115,453
                                           ------------

THRIFTS & MORTGAGE FINANCE 0.1%
Hudson City Bancorp, Inc.          40,775       499,086
People's United Financial,
  Inc.                             32,249       435,361
                                           ------------
                                                934,447
                                           ------------

TOBACCO 1.5%
Altria Group, Inc.                179,192     3,591,008
Lorillard, Inc.                    13,156       946,969
Philip Morris International,
  Inc.                            159,342     7,304,237
Reynolds American, Inc.            14,541       757,877
                                           ------------
                                             12,600,091
                                           ------------

TRADING COMPANIES & DISTRIBUTORS 0.1%
Fastenal Co.                       11,289       566,595
W.W. Grainger, Inc.                 5,335       530,566
                                           ------------
                                              1,097,161
                                           ------------

WIRELESS TELECOMMUNICATION SERVICES 0.3%
American Tower Corp. Class A
  (a)                              34,710     1,544,595
MetroPCS Communications,
  Inc. (a)                         22,491       184,201
Sprint Nextel Corp. (a)           256,492     1,087,526
                                           ------------
                                              2,816,322
                                           ------------
Total Common Stocks
  (Cost $622,410,416)                       801,955,439 (b)
                                           ------------






M-300    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
SHORT-TERM INVESTMENTS 2.6%
-------------------------------------------------------

REPURCHASE AGREEMENT 0.0%++
State Street Bank and Trust
  Co.
  0.00%, dated 6/30/10
  due 7/1/10
  Proceeds at Maturity
  $18,437 (Collateralized by
  a Federal Home Loan Bank
  Security with a rate of
  4.375% and a maturity date
  of 9/17/10, with a
  Principal Amount of
  $20,000 and a Market Value
  of $20,426)                 $    18,437  $     18,437
                                           ------------
Total Repurchase Agreement
  (Cost $18,437)                                 18,437
                                           ------------
U.S. GOVERNMENT 2.6%
United States Treasury Bills
  0.166%, due 7/22/10 (c)(d)    3,400,000     3,399,738
  0.184%, due 10/7/10 (c)      17,700,000    17,692,442
                                           ------------
Total U.S. Government
  (Cost $21,092,943)                         21,092,180
                                           ------------
Total Short-Term Investments
  (Cost $21,111,380)                         21,110,617
                                           ------------
Total Investments
  (Cost $643,521,796) (f)           100.0%  823,066,056

Other Assets, Less
  Liabilities                         0.0++     205,927
                              -----------  ------------

Net Assets                          100.0% $823,271,983
                              ===========  ============





                            CONTRACTS        UNREALIZED
                                LONG   DEPRECIATION (E)
FUTURES CONTRACTS (0.2%)
-------------------------------------------------------

Standard & Poor's 500
  Index
  Mini September 2010             406       $(1,920,348)
                                            -----------

Total Futures Contracts
  (Settlement Value
  $20,839,980) (b)                          $(1,920,348)
                                            ===========







+++  On a daily basis New York Life
     Investments confirms that the value of
     the Portfolio's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  The combined market value of common
     stocks and settlement value of Standard &
     Poor's 500 Index futures contracts
     represents 99.9% of net assets.
(c)  Interest rate presented is yield to
     maturity.
(d)  Represents a security, or a portion
     thereof, which is maintained at the
     broker as collateral for futures
     contracts.
(e)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at June 30,
     2010.
(f)  At June 30, 2010, cost is $668,900,876
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation     $ 275,758,716
Gross unrealized depreciation      (121,593,536)
                                  -------------
Net unrealized appreciation       $ 154,165,180
                                  =============



The following is a summary of the fair valuations according to the inputs used as of June 30, 2010, for valuing the Portfolio's assets and liabilities.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
  Common Stocks                                $801,955,439  $        --      $     --  $801,955,439
  Short-Term Investments
     Repurchase Agreement                                --       18,437            --        18,437
     U.S. Government                                     --   21,092,180            --    21,092,180
                                               ------------  -----------      --------  ------------
Total Short-Term Investments                             --   21,110,617            --    21,110,617
                                               ------------  -----------      --------  ------------
Total Investments in Securities                $801,955,439  $21,110,617           $--  $823,066,056
                                               ============  ===========      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-301

LIABILITY VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)        TOTAL
Other Financial Instruments
  Futures Contracts Long (b)                    $(1,920,348)    $     --      $     --  $(1,920,348)
                                                -----------     --------      --------  -----------
Total Other Financial Instruments               $(1,920,348)         $--           $--  $(1,920,348)
                                                ===========     ========      ========  ===========




(b) The value listed for these securities reflects unrealized Depreciation as shown on the Portfolio of Investments.

At June 30, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).



M-302    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2010 UNAUDITED




ASSETS:
Investment in securities, at value
  (identified cost $643,521,796)     $ 823,066,056
Receivables:
  Dividends and interest                 1,113,576
  Fund shares sold                          12,416
Other assets                                 7,150
                                     -------------
  Total assets                         824,199,198
                                     -------------

LIABILITIES:
Payables:
  Fund shares redeemed                     397,889
  Manager (See Note 3)                     178,917
  Variation margin on futures
     contracts                             172,954
  Shareholder communication                 80,515
  NYLIFE Distributors (See Note 3)          44,090
  Professional fees                         29,265
  Directors                                  3,651
  Custodian                                    828
Accrued expenses                            19,106
                                     -------------
     Total liabilities                     927,215
                                     -------------
Net assets                           $ 823,271,983
                                     =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $     391,314
Additional paid-in capital             803,755,776
                                     -------------
                                       804,147,090
Undistributed net investment income     22,928,737
Accumulated net realized loss on
  investments and futures
  transactions                        (181,427,756)
Net unrealized appreciation on
  investments and futures contracts    177,623,912
                                     -------------
Net assets                           $ 823,271,983
                                     =============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 619,988,772
                                     =============
Shares of capital stock outstanding     29,439,763
                                     =============
Net asset value per share
  outstanding                        $       21.06
                                     =============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 203,283,211
                                     =============
Shares of capital stock outstanding      9,691,662
                                     =============
Net asset value per share
  outstanding                        $       20.98
                                     =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-303

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED




INVESTMENT INCOME:
INCOME:
  Dividends                           $  8,762,412
  Interest                                   4,145
                                      ------------
     Total income                        8,766,557
                                      ------------
EXPENSES:
  Manager (See Note 3)                   1,370,906
  Distribution and service--Service
     Class (See Note 3)                    276,879
  Shareholder communication                120,899
  Professional fees                         74,462
  Custodian                                 17,750
  Directors                                 16,464
  Miscellaneous                             31,583
                                      ------------
     Total expenses before waiver        1,908,943
Expense waiver from Manager (See
  Note 3)                                 (228,485)
                                      ------------
     Net expenses                        1,680,458
                                      ------------
Net investment income                    7,086,099
                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on:
  Security transactions                     62,442
  Futures transactions                   1,206,596
                                      ------------
Net realized gain on investments and
  futures transactions                   1,269,038
                                      ------------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                          (64,633,936)
  Futures contracts                     (2,865,523)
                                      ------------
Net change in unrealized
  appreciation (depreciation) on
  investments and futures contracts    (67,499,459)
                                      ------------
Net realized and unrealized loss on
  investments and futures
  transactions                         (66,230,421)
                                      ------------
Net decrease in net assets resulting
  from operations                     $(59,144,322)
                                      ============






M-304    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2009


                                       2010           2009
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $   7,086,099  $  15,817,390
 Net realized gain (loss)
  on investments and
  futures transactions            1,269,038    (28,935,012)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and futures
  contracts                     (67,499,459)   209,578,108
                              ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (59,144,322)   196,460,486
                              ----------------------------
Dividends to shareholders:
 From net investment
  income:
    Initial Class                        --    (17,673,412)
    Service Class                        --     (4,818,930)
                              ----------------------------
 Total dividends to
  shareholders                           --    (22,492,342)
                              ----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                         15,869,014     34,656,962
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends              --     22,492,342
 Cost of shares redeemed        (63,977,447)  (110,551,622)
                              ----------------------------
    Decrease in net assets
     derived from capital
     share transactions         (48,108,433)   (53,402,318)
                              ----------------------------
    Net increase (decrease)
     in net assets             (107,252,755)   120,565,826
NET ASSETS:
Beginning of period             930,524,738    809,958,912
                              ----------------------------
End of period                 $ 823,271,983  $ 930,524,738
                              ============================
Undistributed net investment
 income at end of period      $  22,928,737  $  15,842,638
                              ============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-305

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                 Initial Class
                            --------------------------------------------------------------------------------------
                                                                        Year ended December 31,

                                 -----------------------------
                                SIX MONTHS
                                   ENDED
                                 JUNE 30,
                                   2010*                2009            2008             2007              2006
Net asset value at
  beginning of period            $  22.58             $  18.35        $  30.05        $    29.01        $    25.25
                                 --------             --------        --------        ----------        ----------
Net investment income (a)            0.18                 0.39            0.51              0.53              0.44
Net realized and
  unrealized gain (loss)
  on investments                    (1.70)                4.40          (11.61)             1.00              3.47
                                 --------             --------        --------        ----------        ----------
Total from investment
  operations                        (1.52)                4.79          (11.10)             1.53              3.91
                                 --------             --------        --------        ----------        ----------
Less dividends:
  From net investment
     income                            --                (0.56)          (0.60)            (0.49)            (0.15)
                                 --------             --------        --------        ----------        ----------
Net asset value at end of
  period                         $  21.06             $  22.58        $  18.35        $    30.05        $    29.01
                                 ========             ========        ========        ==========        ==========
Total investment return             (6.73%)(b)(c)        26.26%         (37.01%)            5.22%            15.45%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income              1.61% ++             1.99%           2.04%             1.73%             1.66%
  Net expenses                       0.31% ++             0.30%           0.30%             0.28%             0.35%
  Expenses (before waiver)           0.36% ++             0.35%           0.35%             0.33%             0.35%
Portfolio turnover rate                 4%                  15%              5%                4%                5%
Net assets at end of
  period (in 000's)              $619.989             $709,736        $630,244        $1,134,325        $1,241,402
                              Initial
                               Class
                            ----------
                            Year ended
                             December
                               31,

                            --------
                               2005
Net asset value at
  beginning of period       $    24.38
                            ----------
Net investment income (a)         0.41
Net realized and
  unrealized gain (loss)
  on investments                  0.76
                            ----------
Total from investment
  operations                      1.17
                            ----------
Less dividends:
  From net investment
     income                      (0.30)
                            ----------
Net asset value at end of
  period                    $    25.25
                            ==========
Total investment return           4.77%(d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           1.68%
  Net expenses                    0.19%
  Expenses (before waiver)        0.34%
Portfolio turnover rate              5%
Net assets at end of
  period (in 000's)         $1,227,193




*    Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is not annualized.
(c)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total investment return would have been 4.62% and 4.35% for Initial Class shares and
     Service Class shares, respectively, for the year ended December 31, 2005.





M-306    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                 Service Class
      --------------------------------------------------------------------------------------------------
                                                        Year ended December 31,

           -----------------------------
          SIX MONTHS
             ENDED
           JUNE 30,
             2010*                2009            2008            2007            2006            2005
           $  22.52             $  18.30        $  29.91        $  28.90        $  25.18        $  24.34
           --------             --------        --------        --------        --------        --------
               0.15                 0.34            0.45            0.45            0.38            0.35
              (1.69)                4.38          (11.54)           0.99            3.44            0.74
           --------             --------        --------        --------        --------        --------
              (1.54)                4.72          (11.09)           1.44            3.82            1.09
           --------             --------        --------        --------        --------        --------

                 --                (0.50)          (0.52)          (0.43)          (0.10)          (0.25)
           --------             --------        --------        --------        --------        --------
           $  20.98             $  22.52        $  18.30        $  29.91        $  28.90        $  25.18
           ========             ========        ========        ========        ========        ========
              (6.84%)(b)(c)        25.95%         (37.17%)          4.96%          15.16%           4.47%(d)

               1.36% ++             1.74%           1.79%           1.49%           1.41%           1.43%
               0.56% ++             0.55%           0.55%           0.53%           0.60%           0.44%
               0.61% ++             0.60%           0.60%           0.58%           0.60%           0.59%
                  4%                  15%              5%              4%              5%              5%
           $203,283             $220,788        $179,715        $301,185        $274,579        $214,208




;The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-307

MAINSTAY VP U.S. SMALL CAP PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/10
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             -3.80%        11.52%        4.27%         0.86%




(After Portfolio operating expenses)


(LINE GRAPH)

               MAINSTAY VP
                U.S. SMALL     RUSSELL 2500TM    RUSSELL 2000(R)
              CAP PORTFOLIO         INDEX          GROWTH INDEX
              -------------    --------------    ---------------
06/30/00          10000             10000             10000
06/30/01           8791             10244              7666
06/30/02           7519              9464              5749
06/30/03           7062              9598              5789
06/30/04           8546             12689              7615
06/30/05           8841             14304              7941
06/30/06          10801             16240              9100
06/30/07          13284             19282             10631
06/30/08          12682             16529              9479
06/30/09           9773             12112              7124
06/30/10          10899             15023              8404



SERVICE CLASS(2)                                                  AS OF 6/30/10
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses            -3.92%         11.25%        4.01%         0.61%




(After Portfolio operating expenses)


(LINE GRAPH)

                                                    MAINSTAY VP
                                                     U.S. SMALL     RUSSELL 2500TM    RUSSELL 2000(R)
                                                   CAP PORTFOLIO         INDEX          GROWTH INDEX
                                                   -------------    --------------    ---------------
06/30/00                                               10000             10000             10000
06/30/01                                                8769             10244              7666
06/30/02                                                7481              9464              5749
06/30/03                                                7009              9598              5789
06/30/04                                                8461             12689              7615
06/30/05                                                8731             14304              7941
06/30/06                                               10637             16240              9100
06/30/07                                               13050             19282             10631
06/30/08                                               12428             16529              9479
06/30/09                                                9553             12112              7124
06/30/10                                               10628             15023              8404




BENCHMARK PERFORMANCE                         SIX           ONE          FIVE           TEN
                                            MONTHS         YEAR          YEARS         YEARS
Russell 2500(TM) Index(3)                    -1.69%        24.03%        0.98%          4.15%
Russell 2000(R) Growth Index(3)              -2.31         17.96         1.14          -1.72
Average Lipper Variable Products Small-
  Cap Core Portfolio(4)                      -2.26         21.87         0.18           3.92






1. Performance figures shown for the five-year and ten-year periods ended June 30, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the average annual total returns would have been 4.25% and 0.85% for Initial Class shares and 4.00% and 0.60% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports. The Portfolio selected the Russell 2500(TM) Index as its primary benchmark index in replacement of the Russell 2000(R) Growth Index in connection with a change in subadvisor.
4. The Average Lipper Variable Products Small-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's U.S. Diversified Equity small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These portfolios typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SmallCap 600(R) Index. Lipper Inc. is an independent monitor of fund performance.


M-308    MainStay VP U.S. Small Cap Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP U.S. SMALL CAP PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2010, to June 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2010, to June 30, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     1/1/10         6/30/10       PERIOD(1)         6/30/10        PERIOD(1)
INITIAL CLASS SHARES          $1,000.00        $962.00         $4.23          $1,020.50         $4.36
-------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES          $1,000.00        $960.80         $5.45          $1,019.20         $5.61
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.87% for Initial Class and 1.12% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-309

INDUSTRY COMPOSITION AS OF JUNE 30, 2010 (UNAUDITED)


Health Care Equipment & Supplies         6.2%
Machinery                                5.7
Software                                 5.4
Insurance                                4.8
Aerospace & Defense                      4.7
Household Durables                       4.7
Multi-Utilities                          4.5
Specialty Retail                         4.4
Commercial Banks                         3.7
Wireless Telecommunication Services      3.5
Building Products                        3.4
Electronic Equipment & Instruments       3.0
Textiles, Apparel & Luxury Goods         3.0
Thrifts & Mortgage Finance               3.0
Electric Utilities                       2.9
Containers & Packaging                   2.6
Chemicals                                2.3
Communications Equipment                 2.3
Pharmaceuticals                          2.2
Road & Rail                              2.2
Energy Equipment & Services              2.1
Electrical Equipment                     2.0
IT Services                              2.0
Professional Services                    1.8
Biotechnology                            1.7
Hotels, Restaurants & Leisure            1.6
Food Products                            1.5
Metals & Mining                          1.5
Diversified Consumer Services            1.4
Auto Components                          1.1
Health Care Providers & Services         1.1
Household Products                       1.1
Capital Markets                          0.9
Internet Software & Services             0.7
Exchange Traded Funds                    0.5
Semiconductors & Semiconductor
  Equipment                              0.5
Computers & Peripherals                  0.0++
Short-Term Investment                    4.2
Other Assets, Less Liabilities          -0.2
                                       -----
                                       100.0%
                                       =====



 See Portfolio of Investments beginning on page M-313 for specific holdings within these categories.


++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF JUNE 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  Silgan Holdings, Inc.
    2.  Syniverse Holdings, Inc.
    3.  Sybase, Inc.
    4.  Endo Pharmaceuticals Holdings, Inc.
    5.  Woodward Governor Co.
    6.  Platinum Underwriters Holdings, Ltd.
    7.  Vectren Corp.
    8.  Monro Muffler Brake, Inc.
    9.  Westar Energy, Inc.
   10.  Warnaco Group, Inc. (The)





M-310    MainStay VP U.S. Small Cap Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY DAVID N. PEARL, CFA, WILLIAM W. PRIEST, CFA, AND MICHAEL
A. WELHOELTER, CFA, OF EPOCH INVESTMENT PARTNERS, INC. ("EPOCH"), THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP U.S. SMALL CAP PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2010?

For the six months ended June 30, 2010, MainStay VP U.S. Small Cap Portfolio returned -3.80% for Initial Class shares and -3.92% for Service Class shares. Both share classes underperformed the -2.26% return of the average Lipper(1) Variable Products Small-Cap Core Portfolio, the -1.69% return of the Russell 2500(TM) Index(1) and the -2.31% return of the Russell 2000(R) Growth Index(1) for the six months ended June 30, 2010. The Russell 2500(TM) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The market quickly overcame any initial jitters it had going into 2010 and produced very strong results for the first quarter of the year. That improved sentiment continued into April as the market waved away any concerns over a financial crisis in Europe. In May and June however, growing uncertainty over a sustainable global recovery translated into market volatility and a strong correction in valuations. Correlations of individual company returns regardless of fundamentals strengthened as we progressed through the second quarter, and defensive investments failed to offer a refuge. Small-capitalization stocks outperformed large-cap stocks during the strong market rally that ended in April 2010. Interestingly, small-caps outperformed not only in the momentum-led rally but also during the pullback. During the rally, lower-quality stocks (those with little or no earnings) generally outperformed higher-quality stocks (those with positive earnings).

The Portfolio's underperformance of the Russell 2500(TM) Index was largely the result of stock selection that was more conservative than the benchmark. This was especially true in financials, consumer discretionary and industrials, which were the three most substantial detractors from the Portfolio's relative return, while sector allocation provided a very small contribution to the Portfolio's relative return. Given our focus on cash-generating, high-quality companies run by strong management teams, it is not surprising that we lagged the market during the first part of the year, when higher-quality, lower-beta(2) stocks generally underperformed. During the downturn in May and June, however, we would have expected the Portfolio to have declined less than the market, or in other words, to have done a better job of protecting capital. Instead, we saw correlations of market returns increase, and stocks sold off in tandem, often regardless of valuation. Together, these market forces caused the Portfolio to lag its benchmark.

WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S RELATIVE PERFORMANCE, AND WHICH SECTORS WERE PARTICULARLY WEAK?

The strongest-contributing sectors to the Portfolio's performance were information technology, telecommunication services and health care. Favorable stock selection drove performance in all these sectors.

The three weakest-contributing sectors were financials, consumer discretionary and industrials. The Portfolio continued to have smaller-than-benchmark exposure to small-cap banks, since we believed that many of them had yet to experience problems from their commercial real estate exposure. Many small-cap banks have been allowed to lower their loan loss provisions, an arrangement that made their earnings look better. Since we believed that many small-cap financials--and small banks in particular--may face continuing credit issues, the Portfolio team focused on those companies with transparent and well-capitalized loan portfolios and on asset managers and reinsurance companies. Exposure to housing-related companies within the consumer discretionary sector caused this sector of the Portfolio to lag the benchmark.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

The most substantial contributions to the Portfolio's absolute performance came from enterprise and mobile software solutions provider Sybase, which was acquired by software giant SAP; specialty pharmaceuticals company Alkeremes; and wireless voice and data services provider Syniverse Holdings, which services telecommunications companies worldwide.

Major detractors from the Portfolio's absolute performance included medical diagnostic test maker and health management company Inverness Medical

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
2. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-311

Innovations, aerospace and defense supplier Alliant Techsystems and deep-water oil and gas services company Cal Dive International. Shares of Iverness suffered when the company lowered its earnings outlook for the year, citing a weak flu season and currency exposure. Despite this, the company has a strong product portfolio. Alliant Techsystems traded down as the administration in Washington, D.C., took aim at a number of NASA's programs, which created some uncertainty for the company. Like many companies associated with deep-water oil and gas exploration, Cal Dive's stock price was negatively affected by the Macondo/Deepwater Horizon oil well spill. We continue to hold all three companies, despite the pullback in returns.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING THE REPORTING PERIOD?

We added to the Portfolio's consumer discretionary exposure during the second quarter of 2010 with the purchase of a number of new companies including Iconix Brand Group and JoS. A. Bank Clothiers. We believe Iconix is a fairly low-risk play within the apparel segment. The company owns a diversified portfolio of brand names including Candies, Danskin, Joe Boxer, Starter and many others. The company partners with large retailers as the store's private label brand and receives a predictable stream of guaranteed minimum royalty payments from its retail partners. Men's retailer JoS. A. Bank has maintained sales and profitability during the downturn and is moving into the tuxedo rental market through a joint venture that should allow the company to benefit without significant capital expenditure. Both of these companies are well run and have remained profitable during the downturn. We believe that they are well positioned on the economic front. We also selectively added to the Portfolio's industrial exposure with the purchase of a number of new companies including brass, copper, plastic and aluminum products company Mueller Industries and fastener and venting systems company Simpson Manufacturing. In our opinion, both of these companies should benefit from a gradual improvement in the housing market, as should engineered fixtures, furnishings and fittings company Leggett & Platt, a consumer discretionary company we purchased for the Portfolio during the reporting period.

We sold a number of companies within the financial sector including bank holding companies Hudson City Bancorp and Sterling Bancshares, property and casualty insurer Hanover Insurance Group, and health care real estate investment trust Ventas, Inc.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

Overall, we increased the Portfolio's exposure to industrials and consumer discretionary. In both cases, this moved us from a modestly underweight position to an overweight position relative to the Russell 2500(TM) Index. We cut the Portfolio's exposure to financials, moving the Portfolio to a significantly underweight position.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF JUNE 2010?

As of June 30, 2010, the Portfolio's most significantly overweight positions were in the industrials and telecommunication services sectors, while the most significantly underweight positions were in the financials and energy sectors.

We have continued to monitor small-cap financials for investment opportunities without significant credit exposure. The Portfolio's relative exposure to the energy sector was limited given the preponderance of natural gas companies in the small-cap space and our current preference for oil-related companies.




The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP U.S. Small Cap Portfolio on this page and the preceding pages has not been audited.

M-312    MainStay VP U.S. Small Cap Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2010 UNAUDITED



                                  SHARES         VALUE
COMMON STOCKS 95.5%+
------------------------------------------------------

AEROSPACE & DEFENSE 4.7%
Alliant Techsystems, Inc.
  (a)                             39,600  $  2,457,576
Curtiss-Wright Corp.             110,100     3,197,304
Esterline Technologies Corp.
  (a)                             49,350     2,341,658
Hexcel Corp. (a)                 178,350     2,766,208
                                          ------------
                                            10,762,746
                                          ------------
AUTO COMPONENTS 1.1%
Tenneco, Inc. (a)                115,700    2,436,642
                                          ------------


BIOTECHNOLOGY 1.7%
Alkermes, Inc. (a)               307,400    3,827,130
                                          ------------


BUILDING PRODUCTS 3.4%
Armstrong World Industries,
  Inc. (a)                        90,400     2,728,272
Masco Corp.                      151,650     1,631,754
Simpson Manufacturing Co.,
  Inc.                           139,250     3,418,587
                                          ------------
                                             7,778,613
                                          ------------

CAPITAL MARKETS 0.9%
Waddell & Reed Financial,
  Inc. Class A                    92,700    2,028,276
                                          ------------


CHEMICALS 2.3%
Methanex Corp.                   164,500     3,239,005
Nalco Holding Co.                103,100     2,109,426
                                          ------------
                                             5,348,431
                                          ------------

COMMERCIAL BANKS 3.7%
Investors Bancorp, Inc. (a)      243,950     3,200,624
Texas Capital Bancshares,
  Inc. (a)                       140,800     2,309,120
UMB Financial Corp.               85,050     3,024,378
                                          ------------
                                             8,534,122
                                          ------------

COMMUNICATIONS EQUIPMENT 2.3%
ADC Telecommunications, Inc.
  (a)                            457,800     3,392,298
Harmonic, Inc. (a)               361,100     1,964,384
                                          ------------
                                             5,356,682
                                          ------------

CONTAINERS & PACKAGING 2.6%
V  Silgan Holdings, Inc.         210,950    5,986,761
                                          ------------


DIVERSIFIED CONSUMER SERVICES 1.4%
Service Corp. International      437,900    3,240,460
                                          ------------


ELECTRIC UTILITIES 2.9%
DPL, Inc.                        108,400     2,590,760
V  Westar Energy, Inc.           192,450     4,158,845
                                          ------------
                                             6,749,605
                                          ------------

ELECTRICAL EQUIPMENT 2.0%
V  Woodward Governor Co.         183,700     4,689,861
                                          ------------


ELECTRONIC EQUIPMENT & INSTRUMENTS 3.0%
DTS, Inc. (a)                    119,824     3,938,615
Jabil Circuit, Inc.              221,850     2,950,605
                                          ------------
                                             6,889,220
                                          ------------

ENERGY EQUIPMENT & SERVICES 2.1%
Cal Dive International, Inc.
  (a)                            615,300     3,599,505
Dresser-Rand Group, Inc. (a)      43,408     1,369,522
                                          ------------
                                             4,969,027
                                          ------------

FOOD PRODUCTS 1.5%
Corn Products International,
  Inc.                           113,750     3,446,625
                                          ------------


HEALTH CARE EQUIPMENT & SUPPLIES 6.2%
Haemonetics Corp. (a)             66,850     3,577,812
Inverness Medical
  Innovations, Inc. (a)          102,900     2,743,314
SonoSite, Inc. (a)               141,650     3,840,131
Teleflex, Inc.                    75,800     4,114,424
                                          ------------
                                            14,275,681
                                          ------------

HEALTH CARE PROVIDERS & SERVICES 1.1%
Bio-Reference Laboratories,
  Inc. (a)                       117,150     2,597,216
                                          ------------


HOTELS, RESTAURANTS & LEISURE 1.6%
Multimedia Games, Inc. (a)       252,751     1,137,380
Shuffle Master, Inc. (a)         324,150     2,596,441
                                          ------------
                                             3,733,821
                                          ------------

HOUSEHOLD DURABLES 4.7%
KB Home                          256,600     2,822,600
Leggett & Platt, Inc.            120,300     2,413,218
Ryland Group, Inc. (The)         139,250     2,202,935
Tupperware Brands Corp.           85,522     3,408,052
                                          ------------
                                            10,846,805
                                          ------------

HOUSEHOLD PRODUCTS 1.1%
Church & Dwight Co., Inc.         39,750     2,492,723
                                          ------------




+  Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, as of June 30, 2010, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-313


                                  SHARES         VALUE
COMMON STOCKS (CONTINUED)
INSURANCE 4.8%
Arthur J. Gallagher & Co.        130,000  $  3,169,400
V  Platinum Underwriters
  Holdings, Ltd.                 123,450     4,480,000
Validus Holdings, Ltd.           136,300     3,328,446
                                          ------------
                                            10,977,846
                                          ------------

INTERNET SOFTWARE & SERVICES 0.7%
Digital River, Inc. (a)           71,172     1,701,723
                                          ------------


IT SERVICES 2.0%
Forrester Research, Inc. (a)      50,285     1,521,624
NeuStar, Inc. Class A (a)        151,900     3,132,178
                                          ------------
                                             4,653,802
                                          ------------


MACHINERY 5.7%
Actuant Corp. Class A             46,200       869,946
AGCO Corp. (a)                   137,050     3,696,239
Kennametal, Inc.                 104,500     2,657,435
Mueller Industries, Inc.         102,550     2,522,730
Wabtec Corp.                      83,787     3,342,263
                                          ------------
                                            13,088,613
                                          ------------

METALS & MINING 1.5%
RTI International Metals,
  Inc. (a)                       140,200     3,380,222
                                          ------------


MULTI-UTILITIES 4.5%
CMS Energy Corp.                 165,000     2,417,250
NSTAR                             98,150     3,435,250
V  Vectren Corp.                 187,350     4,432,701
                                          ------------
                                            10,285,201
                                          ------------

PHARMACEUTICALS 2.2%
V  Endo Pharmaceuticals
  Holdings, Inc. (a)             235,700     5,142,974
                                          ------------


PROFESSIONAL SERVICES 1.8%
IHS, Inc. Class A (a)             69,950     4,086,479
                                          ------------


ROAD & RAIL 2.2%
Con-Way, Inc.                     92,650     2,781,353
Genesee & Wyoming, Inc.
  Class A (a)                     59,316     2,213,080
                                          ------------
                                             4,994,433
                                          ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.5%
MEMC Electronic Materials,
  Inc. (a)                       129,300     1,277,484
                                          ------------

SOFTWARE 5.4%
JDA Software Group, Inc. (a)      91,850     2,018,863
Rovi Corp. (a)                    70,450     2,670,759
Solera Holdings, Inc.             45,300     1,639,860
V  Sybase, Inc. (a)               81,150     5,247,159
THQ, Inc. (a)                    226,250       977,400
                                          ------------
                                            12,554,041
                                          ------------

SPECIALTY RETAIL 4.4%
GameStop Corp. Class A (a)       191,250     3,593,587
JoS. A. Bank Clothiers, Inc.
  (a)                             42,300     2,283,777
V  Monro Muffler Brake,
  Inc.                           110,300     4,360,159
                                          ------------
                                            10,237,523
                                          ------------

TEXTILES, APPAREL & LUXURY GOODS 3.0%
Fossil, Inc. (a)                  14,600       506,620
Iconix Brand Group, Inc. (a)     168,150     2,416,316
V  Warnaco Group, Inc. (The)
  (a)                            113,950     4,118,153
                                          ------------
                                             7,041,089
                                          ------------

THRIFTS & MORTGAGE FINANCE 3.0%
First Niagara Financial
  Group, Inc.                    237,650     2,977,755
Washington Federal, Inc.         240,350     3,888,863
                                          ------------
                                             6,866,618
                                          ------------

WIRELESS TELECOMMUNICATION SERVICES 3.5%
NTELOS Holdings Corp.            137,550     2,365,860
V  Syniverse Holdings, Inc.
  (a)                            283,318     5,793,853
                                          ------------
                                             8,159,713
                                          ------------
Total Common Stocks
  (Cost $231,128,234)                      220,438,208
                                          ------------


EXCHANGE TRADED FUND 0.5% (B)
------------------------------------------------------

iShares Russell 2000 Index
  Fund                            18,500     1,129,980
                                          ------------
Total Exchange Traded Fund
  (Cost $1,283,765)                          1,129,980
                                          ------------


                               NUMBER OF
                                WARRANTS
WARRANTS 0.0%++
------------------------------------------------------

COMPUTERS & PERIPHERALS 0.0%++

Latronix, Inc.
  Strike Price $0.01
  Expires 2/9/11 (a)(c)              120             1
                                          ------------
Total Warrants
  (Cost $0)                                         1
                                          ------------




M-314    MainStay VP U.S. Small Cap Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                               PRINCIPAL
                                  AMOUNT         VALUE
SHORT-TERM INVESTMENT 4.2%
------------------------------------------------------

REPURCHASE AGREEMENT 4.2%
State Street Bank and Trust
  Co.
  0.00%, dated 6/30/10
  due 7/1/10
  Proceeds at Maturity
  $9,584,962 (Collateralized
  by a United States
  Treasury Note with a rate
  of 3.125% and a maturity
  date of 4/30/17, with a
  Principal Amount of
  $9,305,000 and a Market
  Value of $9,780,486)        $9,584,962  $  9,584,962
                                          ------------
Total Short-Term Investment
  (Cost $9,584,962)                          9,584,962
                                          ------------
Total Investments
  (Cost $241,996,961) (d)          100.2%  231,153,151
Other Assets, Less
  Liabilities                       (0.2)     (424,182)
                              ----------  ------------

Net Assets                         100.0% $230,728,969
                              ==========  ============





++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Exchange Traded Fund--An investment
     vehicle that represents a basket of
     securities that is traded on an exchange.
(c)  Fair valued security. The total market
     value of this security at June 30, 2010
     is $1, which represents less than one-
     tenth of a percent of the Portfolio's net
     assets.
(d)  At June 30, 2010, cost is $242,595,301
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $ 10,799,388
Gross unrealized depreciation       (22,241,538)
                                   ------------
Net unrealized depreciation        $(11,442,150)
                                   ============



The following is a summary of the fair valuations according to the inputs used as of June 30, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
  Common Stocks                                $220,438,208   $       --      $     --  $220,438,208
  Exchange Traded Fund                            1,129,980           --            --     1,129,980
  Warrants (b)                                           --           --             1             1
  Short-Term Investment
     Repurchase Agreement                                --    9,584,962            --     9,584,962
                                               ------------   ----------      --------  ------------
Total Investments in Securities                $221,568,188   $9,584,962           $ 1  $231,153,151
                                               ============   ==========      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.
(b) The Level 3 security valued at $1 is held in Computers & Peripherals within the Warrants section of the Portfolio of Investments.

At June 30, 2010, the Portfolio did not have any transfers between Level 1 and Level 2.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                     BALANCE
                                       AS OF     ACCRUED  REALIZED
                                DECEMBER 31,   DISCOUNTS      GAIN
 INVESTMENTS IN SECURITIES              2009  (PREMIUMS)    (LOSS)
Warrants                                $  1       $  --     $  --
                                        ----       -----     -----
Total                                     $1         $--       $--
                                        ====       =====     =====

                                                                                                       CHANGE IN
                                                                                                      UNREALIZED
                                                                                                    APPRECIATION
                                                                                                  (DEPRECIATION)
                                                                                                            FROM
                                     CHANGE IN                          NET        NET   BALANCE     INVESTMENTS
                                    UNREALIZED                    TRANSFERS  TRANSFERS     AS OF   STILL HELD AT
                                  APPRECIATION        NET    NET      IN TO     OUT OF  JUNE 30,        JUNE 30,
 INVESTMENTS IN SECURITIES      (DEPRECIATION)  PURCHASES  SALES    LEVEL 3    LEVEL 3      2010        2010 (A)
Warrants                                 $  --      $  --  $  --      $  --      $  --      $  1           $  --
                                         -----      -----  -----      -----      -----      ----           -----
Total                                      $--        $--    $--        $--        $--        $1             $--
                                         =====      =====  =====      =====      =====      ====           =====



(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-315

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $241,996,961)     $231,153,151
Receivables:
  Dividends and interest                  227,520
  Fund shares sold                         20,257
Other assets                                1,854
                                     ------------
     Total assets                     231,402,782
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased         228,770
  Manager (See Note 3)                    155,953
  Fund shares redeemed                    137,659
  Shareholder communication                82,919
  Professional fees                        37,322
  NYLIFE Distributors (See Note 3)         22,348
  Custodian                                 2,725
  Directors                                   579
Accrued expenses                            5,538
                                     ------------
     Total liabilities                    673,813
                                     ------------
Net assets                           $230,728,969
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    325,649
Additional paid-in capital            294,304,876
                                     ------------
                                      294,630,525
Undistributed net investment income       544,429
Accumulated net realized loss on
  investments                         (53,602,175)
Net unrealized depreciation on
  investments                         (10,843,810)
                                     ------------
Net assets                           $230,728,969
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $126,344,681
                                     ============
Shares of capital stock outstanding    17,626,554
                                     ============
Net asset value per share
  outstanding                        $       7.17
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $104,384,288
                                     ============
Shares of capital stock outstanding    14,938,305
                                     ============
Net asset value per share
  outstanding                        $       6.99
                                     ============





M-316    MainStay VP U.S. Small Cap Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  1,512,443
  Interest                                    406
                                     ------------
     Total income                       1,512,849
                                     ------------
EXPENSES:
  Manager (See Note 3)                    824,596
  Distribution and service--Service
     Class (See Note 3)                   140,258
  Professional fees                        28,411
  Shareholder communication                23,427
  Custodian                                 8,557
  Directors                                 3,263
  Miscellaneous                             7,860
                                     ------------
     Total expenses                     1,036,372
                                     ------------
Net investment income                     476,477
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments        5,514,340
Net change in unrealized
  appreciation (depreciation) on
  investments                         (20,579,353)
                                     ------------
Net realized and unrealized loss on
  investments                         (15,065,013)
                                     ------------
Net decrease in net assets
  resulting from operations          $(14,588,536)
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $6,913.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-317

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income
  (loss)                      $    476,477  $   (186,919)
 Net realized gain on
  investments                    5,514,340     5,169,516
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                  (20,579,353)   20,585,979
                              --------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                   (14,588,536)   25,568,576
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        85,381,766    20,647,806
 Net asset value of shares
  issued in connection with
  the acquisition of
  MainStay VP Small Cap
  Growth Portfolio                      --   107,146,056
 Cost of shares redeemed       (25,988,391)  (15,858,842)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions         59,393,375   111,935,020
                              --------------------------
    Net increase in net
     assets                     44,804,839   137,503,596
NET ASSETS:
Beginning of period            185,924,130    48,420,534
                              --------------------------
End of period                 $230,728,969  $185,924,130
                              ==========================
Undistributed net investment
 income at end of period      $    544,429  $     67,952
                              ==========================





M-318    MainStay VP U.S. Small Cap Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-319

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                         INITIAL CLASS
                                     -------------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED
                                      JUNE 30,                               YEAR ENDED DECEMBER 31,
                                        2010*            2009           2008           2007           2006           2005
Net asset value at beginning of
  period                              $   7.45         $  5.28        $ 14.98        $ 11.45        $ 10.17        $  9.07
                                      --------         -------        -------        -------        -------        -------
Net investment income (loss) (a)          0.02           (0.00)++       (0.01)         (0.03)         (0.04)         (0.05)
Net realized and unrealized gain
  (loss) on investments                  (0.30)           2.17          (6.90)          4.18           1.32           1.15
                                      --------         -------        -------        -------        -------        -------
Total from investment operations         (0.28)           2.17          (6.91)          4.15           1.28           1.10
                                      --------         -------        -------        -------        -------        -------
Less distributions:
  From net realized gain on
     investments                            --              --          (2.79)         (0.62)            --             --
                                      --------         -------        -------        -------        -------        -------
Net asset value at end of period      $   7.17         $  7.45        $  5.28        $ 14.98        $ 11.45        $ 10.17
                                      ========         =======        =======        =======        =======        =======
Total investment return                  (3.76%)(b)(c)   41.10%(c)     (47.22%)        36.10%         12.64%         12.04% (d)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income (loss)            0.58% ++       (0.02%)        (0.13%)        (0.23%)        (0.34%)        (0.59%)
  Net expenses                            0.87% ++        1.08%          0.95%          0.92%          0.96% #        0.90% #
  Expenses (before reimbursement)         0.87% ++        1.08%          0.95%          0.92%          0.97% #        1.03% #
Portfolio turnover rate                     27%            186%           279%           179%           228%           130%
Net assets at end of period (in
  000's)                              $126,345         $76,143        $14,963        $36,128        $27,772        $27,614




*    Unaudited.
++   Annualized.
++   Less than one cent per share.
#    Includes fees paid indirectly which amounted to 0.01% and 0.02% of average net assets for the years ended December 31, 2006 and 2005 respectively.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is not annualized.
(c)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total investment return would have been 11.94% and 11.64% for Initial Class shares and Service Class shares, respectively, for the year ended December 31, 2005.





M-320    MainStay VP U.S. Small Cap Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                        SERVICE CLASS
              ------------------------------------------------------------------------------------------------
              SIX MONTHS
                 ENDED
               JUNE 30,                                      YEAR ENDED DECEMBER 31,
                 2010*              2009              2008             2007             2006             2005
               $   7.27           $   5.17          $ 14.80          $ 11.35          $ 10.10          $  9.04
               --------           --------          -------          -------          -------          -------
                   0.01              (0.02)           (0.04)           (0.07)           (0.07)           (0.08)
                  (0.29)              2.12            (6.80)            4.14             1.32             1.14
               --------           --------          -------          -------          -------          -------
                  (0.28)              2.10            (6.84)            4.07             1.25             1.06
               --------           --------          -------          -------          -------          -------

                     --                 --            (2.79)           (0.62)              --               --
               --------           --------          -------          -------          -------          -------
               $   6.99           $   7.27          $  5.17          $ 14.80          $ 11.35          $ 10.10
               ========           ========          =======          =======          =======          =======
                  (3.85%)(b)(c)      40.62% (c)      (47.35%)          35.76%           12.36%           11.73%(d)

                   0.36% ++          (0.39%)          (0.38%)          (0.48%)          (0.59%)          (0.84%)
                   1.12% ++           1.33%            1.20%            1.17%            1.21% #          1.15% #
                   1.12% ++           1.33%            1.20%            1.17%            1.22% #          1.28% #
                     27%               186%             279%             179%             228%             130%
               $104,384           $109,781          $33,458          $62,478          $31,805          $22,995




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-321

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

MainStay VP Series Fund, Inc. ("Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company. The Portfolios (each separately a "Portfolio") are separate series of the Fund.

The Portfolios commenced operations on the dates indicated below:

 COMMENCEMENT
 OF OPERATIONS     PORTFOLIOS
January 23, 1984   Bond and Common Stock Portfolios
-----------------------------------------------------------
January 29, 1993   Cash Management, Government, Growth
                   Equity, Income Builder and S&P 500 Index
                   Portfolios
-----------------------------------------------------------
May 1, 1995        High Yield Corporate Bond and
                   International Equity Portfolios
-----------------------------------------------------------
October 1, 1996    Convertible Portfolio
-----------------------------------------------------------
May 1, 1998        ICAP Select Equity, Large Cap Growth and
                   U.S. Small Cap Portfolios
-----------------------------------------------------------
July 2, 2001       Mid Cap Core Portfolio
-----------------------------------------------------------
May 2, 2005        Balanced and Floating Rate Portfolios
-----------------------------------------------------------
February 13, 2006  Conservative Allocation, Growth
                   Allocation, Moderate Allocation and
                   Moderate Growth Allocation Portfolios
-----------------------------------------------------------



Shares of the Portfolios are currently offered to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II and III, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the "Separate Accounts"). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolios are also offered to the Asset Allocation Portfolios (as defined below), which may invest in and own shares in any of the Portfolios or other MainStay Funds.

On May 13, 2003, the Fund's Board of Directors ("Board") adopted a Multiple Class Plan under which the existing shares of each of the Fund's Portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. The classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003 are permitted to invest only in the Service Class shares.

The Service Class of each Portfolio commenced operations on the dates indicated below:

 COMMENCEMENT
 OF OPERATIONS     PORTFOLIOS
June 4, 2003       Bond, Government, High Yield Corporate
                   Bond and Income Builder Portfolios
-----------------------------------------------------------
June 5, 2003       Common Stock, Convertible, Growth
                   Equity, ICAP Select Equity,
                   International Equity, Mid Cap Core, S&P
                   500 Index and U.S. Small Cap Portfolios
-----------------------------------------------------------
June 6, 2003       Large Cap Growth Portfolio
-----------------------------------------------------------
May 2, 2005        Balanced and Floating Rate Portfolios
-----------------------------------------------------------
February 13, 2006  Conservative Allocation, Growth
                   Allocation, Moderate Allocation and
                   Moderate Growth Allocation Portfolios
-----------------------------------------------------------



The investment objectives for each of the Portfolios are as follows:

BALANCED: to seek high total return.

BOND: to seek the highest income over the long term consistent with preservation of principal.

CASH MANAGEMENT: to seek a high level of current income while preserving capital and maintaining liquidity.

COMMON STOCK: to seek long-term growth of capital, with income as a secondary consideration.

CONSERVATIVE ALLOCATION: to seek current income and, secondarily, long-term growth of capital.

CONVERTIBLE: to seek capital appreciation together with current income.

FLOATING RATE: to seek to provide high current income.

GOVERNMENT: to seek a high level of current income, consistent with safety of principal.

GROWTH ALLOCATION: to seek long-term growth of capital.

GROWTH EQUITY: to seek long-term growth of capital.

HIGH YIELD CORPORATE BOND: to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

ICAP SELECT EQUITY: to seek a superior total return.

INCOME BUILDER: to seek to realize current income consistent with reasonable opportunity for future growth of capital and income.

INTERNATIONAL EQUITY: to seek to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

LARGE CAP GROWTH: to seek long-term growth of capital.

MID CAP CORE: to seek long-term growth of capital.



M-322    MainStay VP Series Fund, Inc.

MODERATE ALLOCATION: to seek long-term growth of capital and, secondarily, current income.

MODERATE GROWTH ALLOCATION: to seek long-term growth of capital and, secondarily, current income.

S&P 500 INDEX: to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index.

U.S. SMALL CAP: to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

The Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios (collectively, the "Asset Allocation Portfolios") operate as "funds-of-funds." The Asset Allocation Portfolios may invest in other Portfolios of the Fund as well as funds of Eclipse Funds and The MainStay Funds, each a Massachusetts business trust, Eclipse Funds Inc., a Maryland corporation, and MainStay Funds Trust, a Delaware statutory trust, for which New York Life Investment Management LLC also serves as manager (the "Underlying Portfolios/Funds").

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

Each Portfolio prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) VALUATION OF CASH MANAGEMENT PORTFOLIO SHARES. The Cash Management Portfolio seeks to maintain a net asset value ("NAV") of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Cash Management Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the exchange is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades.

Debt securities are valued at prices supplied by a pricing agent or broker selected by the Portfolio's Manager (as defined in Note 3(A)), in consultation with the Portfolio's Subadvisor (as defined in Note 3(A)), if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Portfolio's Manager, in consultation with the Portfolio's Subadvisor, if any, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Investments in other mutual funds are valued at their net asset values ("NAVs") at the close of the Exchange on the valuation date.

Investments in money market funds are valued daily at their NAV. Portfolio securities held by the Cash Management Portfolio are valued at their amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Portfolios have engaged an independent pricing service to provide market value quotations from dealers in loans. Options and futures contracts are valued at the last posted settlement price on the market where such options or futures contracts are principally traded. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended;
(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of a Portfolio's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At June 30, 2010, the Convertible, Floating Rate, Government, High Yield Corporate Bond, Income Builder and U.S. Small Cap Portfolios held securities with values of $234, $801,275, $1,335,650, $15,120,902, $533,882 and $1,
respectively, that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by certain of the Portfolios, including the International Equity Portfolio,

                                                mainstayinvestments.com    M-323
principally trade and the time at which the Portfolios' NAVs are calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Portfolios' policies and procedures. At June 30, 2010, certain foreign equity securities held by all the Portfolios were fair valued.

"Fair value" is defined as the price that a Portfolio would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework which has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of June 30, 2010, for each Portfolio's investments is included at the end of each Portfolio's respective Portfolio of Investments.

The valuation techniques used by the Portfolios to measure fair value during the six-month period ended June 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Portfolios may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended June 30, 2010, there were no changes to the fair value methodologies.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor, if any, as defined in Note 3(A), might wish to sell, and could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Portfolio to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Portfolio. Under the supervision of the Board, the Manager or Subadvisor, if any, determines the liquidity of a Portfolio's investments; in doing so, the Manager or Subadvisor, if any, may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(C) FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income or excise tax provision is required.



M-324    MainStay VP Series Fund, Inc.

Investment income received by the Portfolios from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolios' tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Portfolios' financial statements. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Cash Management and Floating Rate Portfolios, dividends are declared daily and paid monthly and distributions of net realized capital gains, if any, are declared and paid annually. Each of the other Portfolios intends to declare and pay dividends of net investment income and distributions of net realized capital gain and currency gains, if any, at least once a year. All dividends and distributions are reinvested in shares of the applicable Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Asset Allocation Portfolios from the Underlying Portfolios/Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased, other than short-term investments, for all Portfolios are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the Distribution and Service Plan, further discussed in Note 3(C), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative NAVs on the date the expenses are incurred. The expenses borne by each Portfolio, including those of related parties to the Portfolios, are shown on each Portfolio's Statement of Operations.

In addition, each Asset Allocation Portfolio bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Because the Underlying Portfolios/Funds have varied expense and fee levels and the Asset Allocation Portfolios may own different proportions of the Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Asset Allocation Portfolio may vary.

(G) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) PURCHASED AND WRITTEN OPTIONS. Certain Portfolios may write covered call and put options on their portfolio securities or foreign currencies. These securities are subject to equity price risk in the normal course of investing in these transactions. Premiums received are recorded as assets, and the market value of the written options are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, a Portfolio foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. A Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, a Portfolio, in return for the premium on the option, gives up the opportunity to profit from a

                                                mainstayinvestments.com    M-325
price increase in the underlying securities above the exercise price. However, as long as the obligation as the writer continues, the Portfolio has retained the risk of loss should the price of the underlying security decline. After writing a put option, a Portfolio may incur risk exposure equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. However, each Portfolio's activities in purchased and written options have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by a counterparty.

Certain Portfolios may purchase call and put options on their portfolio securities or foreign currencies. A Portfolio may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. A Portfolio may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. A Portfolio may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Portfolio and the prices of options relating to the securities or foreign currencies purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The Income Builder and the International Equity Portfolios write covered call options to try to realize greater return on the sale of a stock. These Portfolios write put options to help protect against unanticipated adverse developments. The maximum risk exposure for any purchased option is limited to the premium initially paid for the option.

(I) REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements to earn income. The Portfolios may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Portfolio to the seller secured by the securities transferred to the Portfolio.

When a Portfolio invests in repurchase agreements, the Portfolio's custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolios.

(J) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Floating Rate, High Yield Corporate Bond and Income Builder Portfolios invest in loan assignments and participations. Loan assignments and loan participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Portfolios record an investment when the borrower withdraws money and record interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the Portfolios invest are generally readily marketable, but may be subject to some restrictions on resale. For example, a Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

A Portfolio assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Portfolio and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. The unfunded amounts if any, are marked to market and recorded in the Statement of Assets and Liabilities. (See
Note 5.)

(K) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (i.e., foreign currency, interest rate, security, or securities index.) The Portfolios are subject to equity price risk and interest price risk in the normal course of investing in these transactions. The Portfolios enter into futures contracts for hedging purposes, managing the duration and yield curve profile, market exposure or to enhance income. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. A Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as


M-326    MainStay VP Series Fund, Inc.

"variation margin". When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Bond Portfolio, Government Portfolio, Income Builder Portfolio and International Equity Portfolio invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Balanced Portfolio and the S&P 500 Index Portfolio invest in futures contracts to provide an efficient means of maintaining liquidity while being fully invested in the market. A Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAV and may result in a loss to the Portfolio.

(L) FOREIGN CURRENCY FORWARD CONTRACTS. Certain Portfolios may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. These Portfolios are subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Income Builder and International Equity Portfolios enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of a Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Portfolio's assets. Moreover, there may be an imperfect correlation between a Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation and depreciation on forward contracts reflects the Portfolio's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 6.)

(M) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Portfolios are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date; and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Portfolios that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized and unrealized gains (losses) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses. (See Note 6.)

(N) MORTGAGE DOLLAR ROLLS. Certain Portfolios may enter into mortgage dollar roll ("MDR") transactions in which they sell mortgage-backed securities ("MBS") from their portfolios to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included

                                                mainstayinvestments.com    M-327
at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, a Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from their respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(O) SECURITIES LENDING. In order to realize additional income, each Portfolio other than the Cash Management, Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios may engage in securities lending, subject to the limitations set forth in the Investment Company Act. In the event the Portfolios do engage in securities lending, the Portfolios will lend through their custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Portfolios' cash collateral in accordance with the Lending Agreement between the Portfolios and State Street, and indemnify the Portfolios against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios may also record a realized gain or loss on securities deemed sold due to the borrower's inability to return securities on loan. The Portfolios will receive compensation for lending their securities in the form of fees or they will retain a portion of interest on the investment of any cash received as collateral. The Portfolios will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.

Although the Portfolios and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Portfolios and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Portfolios had no portfolio securities on loan as of June 30, 2010.

(P) RIGHTS AND WARRANTS. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Portfolios enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security can not be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of the investment in warrants if the warrant is not exercised by the date of its expiration. The International Equity Portfolio invests in warrants when the underlying security can not be purchased due to restrictions an industry and/or country places on foreign investors. The High Yield Corporate Bond, Income Builder and U.S. Small Cap Portfolios invest in warrants only if received as part of a corporate action. The securities are sold as soon as the opportunity becomes available. The Portfolios are exposed to risk until each sale is completed.

(Q) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Convertible and High Yield Corporate Bond Portfolios may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 7.)

(R) CONCENTRATION OF RISK. The High Yield Corporate Bond Portfolio invests in high-yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Floating Rate, High Yield Corporate Bond, and Income Builder Portfolios may invest in floating rate loans. The floating rate loans in which the Portfolios principally invest are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Portfolios' NAVs could go down and you could lose money.



M-328    MainStay VP Series Fund, Inc.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(S) INDEMNIFICATIONS. Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolios.

(T) QUANTITATIVE DISCLOSURE OF DERIVATIVE
HOLDINGS. The following tables show additional disclosures about the Balanced, Bond, High Yield Corporate Bond, Income Builder, International Equity, S&P 500 Index, and U.S. Small Cap Portfolios' derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of Derivatives as of June 30, 2010:

BALANCED PORTFOLIO

The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2010.

REALIZED GAIN (LOSS)

                               STATEMENT OF  INTEREST
                                 OPERATIONS      RATE
                                   LOCATION      RISK    TOTAL
Futures Contracts         Net realized gain
                                 on futures
                               transactions   $34,338  $34,338
                                             -----------------
Total Realized Gain                           $34,338  $34,338
                                             =================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                  INTEREST
                                      RATE
                                      RISK   TOTAL
Futures Contracts (2)                   25      25
                                  ================



(1) Amount disclosed represents the weighted average held during the six-month period ended June 30, 2010.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

BOND PORTFOLIO

The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2010.

REALIZED GAIN

                              STATEMENT OF  INTEREST
                                OPERATIONS      RATE
                                  LOCATION      RISK     TOTAL
Futures Contracts        Net realized gain
                                on futures
                              transactions  $786,876  $786,876
                                            ------------------
Total Realized Gain                         $786,876  $786,876
                                            ==================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                  INTEREST
                                      RATE
                                      RISK   TOTAL
Futures Contracts (2)                  147     147
                                  ================



(1) Amount disclosed represents the weighted average held during the six-month period ended June 30, 2010.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

HIGH YIELD CORPORATE BOND PORTFOLIO

Fair Value of Derivatives Instruments as of June 30, 2010

ASSET DERIVATIVES

                              STATEMENT OF
                                 ASSETS AND     EQUITY
                                LIABILITIES  CONTRACTS
                                   LOCATION       RISK     TOTAL
Warrants                      Investment in
                       securities, at value   $367,017  $367,017
                                             -------------------
Total Fair Value                              $367,017  $367,017
                                             ===================



The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2010.


                                                mainstayinvestments.com    M-329

REALIZED GAIN

                               STATEMENT OF     EQUITY
                                 OPERATIONS  CONTRACTS
                                   LOCATION       RISK  TOTAL
Warrants                  Net realized gain
                                on security
                               transactions        $11    $11
                                             ----------------
Total Realized Gain                                $11    $11
                                             ================



CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)

                                 STATEMENT OF     EQUITY
                                   OPERATIONS  CONTRACTS
                                     LOCATION       RISK     TOTAL
Warrants             Net change in unrealized
                              appreciation on
                                  investments   $129,510  $129,510
                                               -------------------
Total Change in
  Unrealized
  Appreciation
  (Depreciation)                                $129,510  $129,510
                                               ===================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                   EQUITY
                                CONTRACTS
                                     RISK     TOTAL
Warrants (2)                      312,114   312,114
                                ===================



(1) Amount disclosed represents the weighted average held during the six-month period ended June 30, 2010.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

INCOME BUILDER PORTFOLIO

Fair Value of Derivatives Instruments as of June 30, 2010

ASSET DERIVATIVES

                                          STATEMENT OF      FOREIGN
                                            ASSETS AND     EXCHANGE       EQUITY
                                           LIABILITIES    CONTRACTS    CONTRACTS
                                              LOCATION         RISK         RISK        TOTAL
Warrants                                 Investment in
                                  securities, at value      $    --         $113      $   113
Forward Contracts                           Unrealized
                                       appreciation on
                                      foreign currency
                                     forward contracts       72,630           --       72,630
                                                          -----------------------------------
Total Fair Value                                            $72,630         $113      $72,743
                                                          ===================================



LIABILITY DERIVATIVES

                                          STATEMENT OF      FOREIGN
                                            ASSETS AND     EXCHANGE       EQUITY
                                           LIABILITIES    CONTRACTS    CONTRACTS
                                              LOCATION         RISK         RISK          TOTAL
Futures Contracts                                  Net
                                    Assets--Unrealized
                                       depreciation on
                                       investments and
                                     futures contracts
                                                   (a)    $      --    $(957,375)   $  (957,375)
Forward Contracts                           Unrealized
                                       depreciation on
                                      foreign currency
                                     forward contracts     (615,789)          --       (615,789)
                                                          -------------------------------------
Total Fair Value                                          $(615,789)   $(957,375)   $(1,573,164)
                                                          =====================================



(a) Includes cumulative unrealized appreciation (depreciation) of futures contracts reported in Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets & Liabilities.



M-330    MainStay VP Series Fund, Inc.

The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2010.

REALIZED GAIN (LOSS)

                                                     FOREIGN
                                  STATEMENT OF      EXCHANGE         EQUITY    INTEREST
                                    OPERATIONS     CONTRACTS      CONTRACTS        RATE
                                      LOCATION          RISK           RISK        RISK          TOTAL
Rights                    Net realized gain on
                                      security
                                  transactions    $       --             69    $     --    $        69
Warrants                  Net realized gain on
                                      security
                                  transactions            --         33,519          --         33,519
Futures Contracts         Net realized loss on
                          futures transactions            --     (2,547,514)    (43,737)    (2,591,251)
Forward Contracts         Net realized gain on
                              foreign currency
                                  transactions     4,741,096             --          --      4,741,096
                                                  ----------------------------------------------------
Total Realized Gain
  (Loss)                                          $4,741,096    $(2,513,926)   $(43,737)   $ 2,183,433
                                                  ====================================================



CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)

                                                    FOREIGN
                                  STATEMENT OF     EXCHANGE         EQUITY    INTEREST
                                    OPERATIONS    CONTRACTS      CONTRACTS        RATE
                                      LOCATION         RISK           RISK        RISK          TOTAL
Warrants                         Net change in
                                    unrealized
                                  appreciation
                             (depreciation) on
                               investments and
                                 unfunded loan
                                   commitments    $      --    $    22,735    $     --    $    22,735
Futures Contracts                Net change in
                                    unrealized
                                  appreciation
                             (depreciation) on
                             futures contracts           --     (1,251,125)    250,582     (1,000,543)
Forward Contracts                Net change in
                                    unrealized
                                  appreciation
                             (depreciation) on
                          translation of other
                                    assets and
                                liabilities in
                            foreign currencies
                          and foreign currency
                             forward contracts     (715,315)            --          --       (715,315)
                                                  ---------------------------------------------------
Total Change in
  Unrealized
  Appreciation
  (Depreciation)                                  $(715,315)   $(1,228,390)   $250,582    $(1,693,123)
                                                  ===================================================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                                     FOREIGN
                                                    EXCHANGE       EQUITY    INTEREST
                                                   CONTRACTS    CONTRACTS        RATE
                                                        RISK         RISK        RISK           TOTAL
Rights (2)                                                --       61,900          --          61,900
Warrants (2)                                              --       14,881          --          14,881
Futures Contracts (2)                                     --          781          90             871
Forward Contracts Short (3)                     $(24,900,411)          --          --    $(24,900,411)
                                                =====================================================



(1) Amount disclosed represents the weighted average held during the six-month period ended June 30, 2010.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

(3) Amount(s) represent(s) notional amount.


                                                mainstayinvestments.com    M-331

INTERNATIONAL EQUITY PORTFOLIO

Fair Value of Derivatives Instruments as of June 30, 2010

ASSET DERIVATIVES

                                         STATEMENT OF      FOREIGN
                                           ASSETS AND     EXCHANGE         EQUITY
                                          LIABILITIES    CONTRACTS      CONTRACTS
                                             LOCATION         RISK           RISK          TOTAL
Purchased Options                       Investment in
                                 securities, at value     $     --    $   224,398    $   224,398
Warrants                                Investment in
                                 securities, at value           --     16,917,608     16,917,608
Forward Contracts                          Unrealized
                                      appreciation on
                                     foreign currency
                                    forward contracts      443,416                       443,416
                                                         ---------------------------------------
Total Fair Value                                          $443,416    $17,142,006    $17,585,422
                                                         =======================================



LIABILITY DERIVATIVES

                                          STATEMENT OF      FOREIGN
                                            ASSETS AND     EXCHANGE         EQUITY
                                           LIABILITIES    CONTRACTS      CONTRACTS
                                              LOCATION         RISK           RISK          TOTAL
Futures Contracts                                  Net
                                    Assets--Unrealized
                                       depreciation on
                                       investments and
                                     futures contracts
                                                   (a)    $      --    $(2,047,318)   $(2,047,318)
Forward Contracts                           Unrealized
                                       depreciation on
                                      foreign currency
                                     forward contracts     (629,978)            --       (629,978)
                                                          ---------------------------------------
Total Fair Value                                          $(629,978)   $(2,047,318)   $(2,677,296)
                                                          =======================================



(a) Includes cumulative unrealized appreciation (depreciation) of futures contracts reported in Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets & Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2010.

REALIZED GAIN (LOSS)

                                                            FOREIGN
                                         STATEMENT OF      EXCHANGE         EQUITY
                                           OPERATIONS     CONTRACTS      CONTRACTS
                                             LOCATION          RISK           RISK          TOTAL
Purchased Options                   Net realized gain
                                   (loss) on security
                                         transactions    $       --    $  (396,579)   $  (396,579)
Futures Contracts                   Net realized gain
                                    (loss) on futures
                                         transactions            --     (1,100,598)    (1,100,598)
Forward Contracts                   Net realized gain
                                    (loss) on foreign
                                             currency
                                         transactions     1,647,916             --      1,647,916
                                                         ----------------------------------------
Total Realized Gain (Loss)                               $1,647,916    $(1,497,177)   $   150,739
                                                         ========================================






M-332    MainStay VP Series Fund, Inc.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)

                                                            FOREIGN
                                          STATEMENT OF     EXCHANGE         EQUITY
                                            OPERATIONS    CONTRACTS      CONTRACTS
                                              LOCATION         RISK           RISK          TOTAL
Warrants                                 Net change in
                                            unrealized
                                       appreciation on
                                              security
                                          transactions      $    --    $(1,532,743)   $(1,532,743)
Futures Contracts                        Net change in
                                            unrealized
                                       appreciation on
                                     futures contracts           --     (3,634,684)    (3,634,684)
Forward Contracts                        Net change in
                                            unrealized
                                       depreciation on
                                  translation of other
                                            assets and
                                        liabilities in
                                    foreign currencies
                                  and foreign currency
                                     forward contracts       44,806             --         44,806
                                                          ---------------------------------------
Total Change in Unrealized
  Appreciation (Depreciation)                               $44,806    $(5,167,427)   $(5,122,621)
                                                          =======================================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                             FOREIGN
                            EXCHANGE     EQUITY
                           CONTRACTS  CONTRACTS
                                RISK       RISK         TOTAL
Purchased Options (2)             --        853           853
Warrants (2)                      --  3,493,327     3,493,327
Futures Contracts (2)             --        877           877
Forward Contracts Long
  (3)                   $ 28,834,255         --  $ 28,834,255
Forward Contracts
  Short (3)             $(24,715,076)        --  $(24,715,076)
                        =====================================



(1) Amount disclosed represents the weighted average held during the six-month period ended June 30, 2010.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

(3) Amount(s) represent(s) notional amount.


S&P 500 INDEX PORTFOLIO

Fair Value of Derivatives Instruments as of June 30, 2010

ASSET DERIVATIVES

                             STATEMENT OF
                               ASSETS AND       EQUITY
                              LIABILITIES    CONTRACTS
                                 LOCATION         RISK        TOTAL
                   Net Assets--Unrealized
                          appreciation on
                          investments and
Futures Contracts    futures contracts (a) $(1,920,348) $(1,920,348)
                                           ------------------------
Total Fair Value                           $(1,920,348) $(1,920,348)
                                           ========================



(a) Includes cumulative unrealized appreciation (depreciation) of futures contracts reported in Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets & Liabilities.


The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2010.

REALIZED GAIN (LOSS)

                             STATEMENT OF      EQUITY
                               OPERATIONS   CONTRACTS
                                 LOCATION        RISK       TOTAL
                       Net realized gain
                        (loss) on futures
Futures Contracts            transactions  $1,206,596  $1,206,596
                                           ----------------------
Total Realized Gain
  (Loss)                                   $1,206,596  $1,206,596
                                           ======================





                                                mainstayinvestments.com    M-333

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)

                           STATEMENT OF       EQUITY
                             OPERATIONS    CONTRACTS
                               LOCATION         RISK        TOTAL
                          Net change in
                             unrealized
                        appreciation on
Futures Contracts     futures contracts  $(2,865,523) $(2,865,523)
                                         ------------------------
Total Change in
  Unrealized
  Appreciation
  (Depreciation)                         $(2,865,523) $(2,865,523)
                                         ========================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                     EQUITY
                                  CONTRACTS
                                       RISK  TOTAL
Futures Contracts (2)                   375    375
                                  ================



(1) Amount disclosed represents the weighted average held during the six-month period ended June 30, 2010.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

U.S. SMALL CAP PORTFOLIO

Fair Value of Derivatives Instruments as of June 30, 2010

ASSET DERIVATIVES

                                 STATEMENT OF
                                   ASSETS AND     EQUITY
                                  LIABILITIES  CONTRACTS
                                     LOCATION       RISK  TOTAL
                                Investment in
Warrants                 securities, at value         $1     $1
                                               ----------------
Total Fair Value                                      $1     $1
                                               ================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                     EQUITY
                                  CONTRACTS
                                       RISK  TOTAL
Warrants (2)                            120    120
                                  ================



(1) Amount disclosed represents the weighted average held during the six-month period ended June 30, 2010.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) INVESTMENT ADVISORY, SUBADVISORY AND ADMINISTRATION FEES. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as investment manager to the Portfolios under an Amended and Restated Management Agreement ("Management Agreement"). New York Life Investments manages the Bond, Cash Management and Floating Rate Portfolios and the fixed-income portion of the Balanced Portfolio directly without the use of a subadvisor.

Madison Square Investors LLC ("Madison Square Investors"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the following Portfolios: Common Stock, Conservative Allocation, Growth Allocation, Growth Equity, Mid Cap Core, Moderate Allocation, Moderate Growth Allocation, S&P 500 Index, and the equity portion of Balanced, under the terms of a Subadvisory Agreement with New York Life Investments.

Epoch Investment Partners, Inc. ("Epoch"), a registered investment adviser, serves as the Subadvisor to the U.S. Small Cap Portfolio and the equity portion of the Income Builder Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

MacKay Shields LLC ("MacKay Shields"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the following Portfolios: Convertible, Government, High Yield Corporate Bond, International Equity and the overall asset allocation and fixed-income portion of Income Builder, under the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") with New York Life Investments.

Institutional Capital LLC ("ICAP"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the ICAP Select Equity Portfolio under the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") with New York Life Investments.

Winslow Capital Management, Inc. ("Winslow"), a registered investment adviser, serves as the Subadvisor to the Large Cap Growth Portfolio under the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") with New York Life Investments.

Pursuant to the terms of Subadvisory Agreements between New York Life Investments and the Subadvisors, New York Life Investments pays for the services of each Subadvisor.

As Manager, New York Life Investments also serves as administrator for the Fund. New York Life Investments provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios. These administrative services are provided pursuant to the Management Agreements referenced above.



M-334    MainStay VP Series Fund, Inc.

State Street, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolios, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolios' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios' administrative operations. For providing these services to the Portfolios, State Street is compensated by New York Life Investments.

The Fund, on behalf of each Portfolio, pays New York Life Investments in its capacity as the Portfolios' investment manager and administrator, the monthly fee for the services performed and the facilities furnished at an approximate annual percentage of the average daily net assets of each Portfolio set forth in the table below. Where indicated, New York Life Investments has contractually or voluntarily agreed to waive fees and/or reimburse expenses with respect to certain Portfolios. Any contractual waivers/reimbursements are reviewed annually by the Board in connection with its review of the Portfolios' investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreements. The voluntary waivers/reimbursements may be discontinued at any time. From time to time, the Manager may voluntarily limit the Cash Management Portfolio's expenses to the extent it deems appropriate to enhance the Portfolio's yield during periods when expenses may have a significant impact on yield because of low interest rates. This limitation may be revised or terminated by the Manager at any time without notice.

                                        ANNUAL RATE
                                   ON AVERAGE DAILY
                                         NET ASSETS
Balanced Portfolio                             0.75%(a)
---------------------------------------------------
Bond Portfolio                                 0.50%(b)
---------------------------------------------------
Cash Management Portfolio                      0.45%(c)
---------------------------------------------------
Common Stock Portfolio                         0.55%(d)
---------------------------------------------------
Conservative Allocation Portfolio              0.00%
---------------------------------------------------
Convertible Portfolio                          0.60%(e)
---------------------------------------------------
Floating Rate Portfolio                        0.60%
---------------------------------------------------
Government Portfolio                           0.50%(b)
---------------------------------------------------
Growth Allocation Portfolio                    0.00%
---------------------------------------------------
Growth Equity Portfolio                        0.61%(e)
---------------------------------------------------
High Yield Corporate Bond
  Portfolio                                    0.57%(f)
---------------------------------------------------
ICAP Select Equity Portfolio                   0.80%(g)
---------------------------------------------------
Income Builder Portfolio                       0.57%(h)
---------------------------------------------------
International Equity Portfolio                 0.89%(i)
---------------------------------------------------
Large Cap Growth Portfolio                     0.75%(j)
---------------------------------------------------
Mid Cap Core Portfolio                         0.85%(k)
---------------------------------------------------
Moderate Allocation Portfolio                  0.00%
---------------------------------------------------
Moderate Growth Allocation
  Portfolio                                    0.00%
---------------------------------------------------
S&P 500 Index Portfolio                        0.30%(l)
---------------------------------------------------
U.S. Small Cap Portfolio                       0.80%(m)
---------------------------------------------------



(a) Up to $1 billion and 0.70% in excess of $1 billion. Effective August 1, 2010, New York Life Investments has voluntarily agreed to waive a portion of its management fee for the Balanced Portfolio so that the management fee on average daily net assets is 0.70% up to $1 billion and 0.65% over $1 billion. This waiver is voluntary and may be discontinued at any time.

(b) Up to $500 million, 0.475% from $500 million to $1 billion and 0.45% in excess of $1 billion.

(c) Up to $500 million, 0.40% from $500 million to $1 billion and 0.35% in excess of $1 billion. For the six month ended June 30, 2010, New York Life Investments waived its fees in the amount of $845,194, which may not be recouped by New York Life Investments.

(d) Up to $500 million, 0.525% from $500 million to $1 billion and 0.50% in excess of $1 billion.

(e) Up to $1 billion and 0.50% in excess of $1 billion.

(f) Up to $1 billion, 0.55% from $1 billion to $5 billion and 0.525% in excess of $5 billion.

(g) Up to $250 million, 0.75% from $250 million to $1 billion and 0.74% in excess of $1 billion.

(h) Up to $1 billion and 0.55% in excess of $1 billion.

(i) Up to $500 million and 0.85% in excess of $500 million.

(j) Up to $500 million, 0.725% from $500 million to $1 billion and 0.70% in excess of $1 billion. The Subadvisory Agreement between New York Life Investments and Winslow on behalf of the Large Cap Growth Portfolio includes breakpoints based on the aggregation of assets of all New York Life Investments-managed mutual funds subadvised by Winslow. Effective May 1, 2008, New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. Additionally, effective July 1, 2010, the Manager has voluntarily agreed to waive $12,500 annually of its management fee for the Portfolio. For the six-month period ended June 30, 2010, New York Life Investments waived $14,026.

(k) Up to $1 billion and 0.80% in excess of $1 billion.

(l) Up to $1 billion, 0.275% from $1 billion to $2 billion, 0.265% from $2 billion to $3 billion and 0.25% in excess of $3 billion. Effective May 1, 2008, New York Life Investments voluntarily agreed to waive a portion of its management fee for the S&P 500 Index Portfolio to 0.25% on average daily net assets up to $1 billion, 0.225% from $1 billion to $2 billion, 0.215% from $2 billion to $3 billion and 0.20% in excess of $3 billion. For the six-month period ended June 30, 2010, the Manager waived its fees in the amount of $228,485.


                                                mainstayinvestments.com    M-335

(m) Up to $200 million, 0.75% from $200 million to $500 million, 0.725% from $500 million to $1 billion and 0.70% in excess of $1 billion.

(B) DISTRIBUTOR. NYLIFE Distributors LLC ("Distributor"), an indirect, wholly-owned subsidiary of New York Life, serves as distributor to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement.

(C) DISTRIBUTION AND SERVICE FEES. With respect to the Service Class shares of all Portfolios, except the Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of each Portfolio.

(D) CAPITAL. At June 30, 2010, the Asset Allocation Portfolios held the following percentages of outstanding shares of affiliated investment companies:

 CONSERVATIVE ALLOCATION PORTFOLIO
MainStay 130/30 Core Fund Class I         7.83%
----------------------------------------------
MainStay 130/30 Growth Fund Class I       3.45
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                 4.80
----------------------------------------------
MainStay Epoch Global Choice Fund Class
  I                                       3.36
----------------------------------------------
MainStay Epoch U.S. All Cap Fund Class
  I                                       2.29
----------------------------------------------
MainStay High Yield Opportunities Fund
  Class I                                 8.52
----------------------------------------------
MainStay ICAP Equity Fund Class I         1.79
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       1.07
----------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 3.99
----------------------------------------------
MainStay MAP Fund Class I                 1.18
----------------------------------------------
MainStay VP Bond Portfolio Initial
  Class                                  22.73
----------------------------------------------
MainStay VP Common Stock Portfolio
  Initial Class                           1.50
----------------------------------------------
MainStay VP Convertible Portfolio
  Initial Class                           2.64
----------------------------------------------
MainStay VP Floating Rate Portfolio
  Initial Class                          27.16
----------------------------------------------
MainStay VP Growth Equity Portfolio
  Initial Class                           0.04
----------------------------------------------
MainStay VP High Yield Corporate Bond
  Portfolio Initial Class                 1.77
----------------------------------------------
MainStay VP ICAP Select Equity
  Portfolio Initial Class                 2.09
----------------------------------------------
MainStay VP International Equity
  Portfolio Initial Class                 2.28
----------------------------------------------
MainStay VP Large Cap Growth Portfolio
  Initial Class                           6.22
----------------------------------------------
MainStay VP Mid Cap Core Portfolio
  Initial Class                           5.90
----------------------------------------------
MainStay VP U.S. Small Cap Portfolio
  Initial Class                           8.43
----------------------------------------------




 GROWTH ALLOCATION PORTFOLIO
MainStay 130/30 Core Fund Class I         8.52%
----------------------------------------------
MainStay 130/30 Growth Fund Class I       6.01
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                12.49
----------------------------------------------
MainStay Epoch Global Choice Fund Class
  I                                       8.81
----------------------------------------------
MainStay Epoch U.S. All Cap Fund Class
  I                                       2.75
----------------------------------------------
MainStay ICAP Equity Fund Class I         2.26
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       2.76
----------------------------------------------
MainStay MAP Fund Class I                 1.92
----------------------------------------------
MainStay VP Common Stock Portfolio
  Initial Class                           2.06
----------------------------------------------
MainStay VP Growth Equity Portfolio
  Initial Class                           0.12
----------------------------------------------
MainStay VP ICAP Select Equity
  Portfolio Initial Class                 2.66
----------------------------------------------
MainStay VP International Equity
  Portfolio Initial Class                 5.88
----------------------------------------------
MainStay VP Large Cap Growth Portfolio
  Initial Class                          11.35
----------------------------------------------
MainStay VP Mid Cap Core Portfolio
  Initial Class                          11.08
----------------------------------------------
MainStay VP U.S. Small Cap Portfolio
  Initial Class                          10.89
----------------------------------------------




 MODERATE ALLOCATION PORTFOLIO
MainStay 130/30 Core Fund Class I        15.44%
----------------------------------------------
MainStay 130/30 Growth Fund Class I       6.30
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                13.35
----------------------------------------------
MainStay Epoch Global Choice Fund Class
  I                                       9.32
----------------------------------------------
MainStay Epoch U.S. All Cap Fund Class
  I                                       4.44
----------------------------------------------
MainStay High Yield Opportunities Fund
  Class I                                 7.75
----------------------------------------------
MainStay ICAP Equity Fund Class I         3.46
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       2.94
----------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 3.59
----------------------------------------------
MainStay MAP Fund Class I                 2.43
----------------------------------------------
MainStay VP Bond Portfolio Initial
  Class                                  20.30
----------------------------------------------
MainStay VP Common Stock Portfolio
  Initial Class                           2.92
----------------------------------------------
MainStay VP Convertible Portfolio
  Initial Class                           2.55
----------------------------------------------
MainStay VP Floating Rate Portfolio
  Initial Class                          24.37
----------------------------------------------
MainStay VP Growth Equity Portfolio
  Initial Class                           0.07
----------------------------------------------
MainStay VP High Yield Corporate Bond
  Portfolio Initial Class                 1.59
----------------------------------------------
MainStay VP ICAP Select Equity
  Portfolio Initial Class                 4.04
----------------------------------------------
MainStay VP International Equity
  Portfolio Initial Class                 6.30
----------------------------------------------
MainStay VP Large Cap Growth Portfolio
  Initial Class                          12.57
----------------------------------------------
MainStay VP Mid Cap Core Portfolio
  Initial Class                          11.28
----------------------------------------------
MainStay VP S&P 500 Index Portfolio
  Initial Class                           0.02
----------------------------------------------
MainStay VP U.S. Small Cap Portfolio
  Initial Class                          14.35
----------------------------------------------






M-336    MainStay VP Series Fund, Inc.

 MODERATE GROWTH ALLOCATION PORTFOLIO
MainStay 130/30 Core Fund Class I        15.40%
----------------------------------------------
MainStay 130/30 Growth Fund Class I       9.75
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                20.41
----------------------------------------------
MainStay Epoch Global Choice Fund Class
  I                                      14.20
----------------------------------------------
MainStay Epoch U.S. All Cap Fund Class
  I                                       5.39
----------------------------------------------
MainStay High Yield Fund Opportunities
  Class I                                 8.08
----------------------------------------------
MainStay ICAP Equity Fund Class I         4.17
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       4.54
----------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 0.99
----------------------------------------------
MainStay MAP Fund Class I                 3.37
----------------------------------------------
MainStay VP Bond Portfolio Initial
  Class                                   5.61
----------------------------------------------
MainStay VP Common Stock Portfolio
  Initial Class                           3.68
----------------------------------------------
MainStay VP Convertible Portfolio
  Initial Class                           2.50
----------------------------------------------
MainStay VP Floating Rate Portfolio
  Initial Class                          26.10
----------------------------------------------
MainStay VP Growth Equity Portfolio
  Initial Class                           0.29
----------------------------------------------
MainStay VP High Yield Corporate Bond
  Portfolio Initial Class                 1.70
----------------------------------------------
MainStay VP ICAP Select Equity
  Portfolio Initial Class                 4.87
----------------------------------------------
MainStay VP International Equity
  Portfolio Initial Class                 9.71
----------------------------------------------
MainStay VP Large Cap Growth Portfolio
  Initial Class                          20.09
----------------------------------------------
MainStay VP Mid Cap Core Portfolio
  Initial Class                          20.11
----------------------------------------------
MainStay VP S&P 500 Index Portfolio
  Initial Class                           0.02
----------------------------------------------
MainStay VP U.S. Small Cap Portfolio
  Initial Class                          19.03
----------------------------------------------



(E) OTHER. Fees for a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments are charged to the Portfolios in proportion to the net assets of each respective Portfolio. For the six-month period ended June 30, 2010, these fees, which are included in Professional Fees shown on the Statement of Operations, are as follows:

Balanced Portfolio                     $ 3,201
----------------------------------------------
Bond Portfolio                          17,541
----------------------------------------------
Cash Management Portfolio               15,937
----------------------------------------------
Common Stock Portfolio                  14,091
----------------------------------------------
Conservative Allocation Portfolio        7,311
----------------------------------------------
Convertible Portfolio                    9,905
----------------------------------------------
Floating Rate Portfolio                 10,207
----------------------------------------------
Government Portfolio                     8,020
----------------------------------------------
Growth Allocation Portfolio              5,101
----------------------------------------------
Growth Equity Portfolio                 10,462
----------------------------------------------
High Yield Corporate Bond Portfolio     36,647
----------------------------------------------
ICAP Select Equity Portfolio            25,731
----------------------------------------------
Income Builder Portfolio                 6,141
----------------------------------------------
International Equity Portfolio          12,059
----------------------------------------------
Large Cap Growth Portfolio             $ 7,858
----------------------------------------------
Mid Cap Core Portfolio                  15,373
----------------------------------------------
Moderate Allocation Portfolio           10,772
----------------------------------------------
Moderate Growth Allocation Portfolio    10,619
----------------------------------------------
S&P 500 Index Portfolio                 21,402
----------------------------------------------
U.S. Small Cap Portfolio                 4,324
----------------------------------------------



NOTE 4--FEDERAL INCOME TAX:

At December 31, 2009, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Portfolio through the years indicated.

Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts. Additionally, as shown in the table below, certain Portfolios intend to elect, to the extent provided by the regulations, to treat certain qualifying capital and currency losses that arose after October 31, 2009, as if they arose on January 1, 2010.

                           CAPITAL LOSS              CAPITAL LOSS
                              AVAILABLE    AMOUNTS       DEFERRED
                                THROUGH    (000'S)        (000'S)
Balanced Portfolio                 2016   $ 14,127
                                   2017     16,497
-----------------------------------------------------------------
  Total                                   $ 30,624        $   261
-----------------------------------------------------------------
Common Stock Portfolio             2016   $129,047        $    --
                                   2017    110,052             --
-----------------------------------------------------------------
  Total                                   $239,099        $    --
-----------------------------------------------------------------
Convertible Portfolio              2016   $  2,746
                                   2017     28,616
-----------------------------------------------------------------
  Total                                   $ 31,362        $    --
-----------------------------------------------------------------
Conservative Allocation
  Portfolio                        2017   $  2,216
-----------------------------------------------------------------
  Total                                   $  2,216        $   283
-----------------------------------------------------------------
Floating Rate Portfolio            2013   $    283
                                   2014        223
                                   2015        529
                                   2016     10,397
                                   2017      3,442
-----------------------------------------------------------------
  Total                                   $ 14,874        $   453
-----------------------------------------------------------------
Government Portfolio                      $     --        $   257
-----------------------------------------------------------------
Growth Allocation
  Portfolio                        2017   $  4,350
-----------------------------------------------------------------
  Total                                   $  4,350        $ 1,479
-----------------------------------------------------------------


                                                mainstayinvestments.com    M-337

                           CAPITAL LOSS              CAPITAL LOSS
                              AVAILABLE    AMOUNTS       DEFERRED
                                THROUGH    (000'S)        (000'S)
Growth Equity Portfolio            2011   $  1,045
                                   2012     37,973
                                   2016     32,599
                                   2017     26,884
-----------------------------------------------------------------
                                          $ 98,501        $    --
-----------------------------------------------------------------
High Yield Corporate Bond
  Portfolio                        2010   $ 11,423
                                   2011     61,979
                                   2016     40,705
                                   2017     93,691
-----------------------------------------------------------------
  Total                                   $207,798        $ 2,996
-----------------------------------------------------------------
ICAP Select Equity
  Portfolio                        2015   $ 56,889
                                   2016    120,021
                                   2017    199,285
-----------------------------------------------------------------
  Total                                   $376,195        $30,914
-----------------------------------------------------------------
Income Builder Portfolio           2016     17,055
                                   2017     30,704
-----------------------------------------------------------------
  Total                                   $ 47,759        $    --
-----------------------------------------------------------------
International Equity
  Portfolio                        2016   $ 53,102
                                   2017     39,100
-----------------------------------------------------------------
  Total                                   $ 92,202        $    --
-----------------------------------------------------------------
Large Cap Growth
  Portfolio                        2010   $ 37,086
                                   2012        294
                                   2014        941
                                   2016     17,703
                                   2017     30,846
-----------------------------------------------------------------
  Total                                   $ 86,870        $    --
-----------------------------------------------------------------
Mid Cap Core Portfolio             2016   $ 61,275
                                   2017     53,944
-----------------------------------------------------------------
  Total                                   $115,219        $    --
-----------------------------------------------------------------
Moderate Allocation
  Portfolio                        2017   $  6,243
-----------------------------------------------------------------
  Total                                   $  6,243        $ 1,092
-----------------------------------------------------------------
Moderate Growth
  Allocation Portfolio             2017   $  8,189
-----------------------------------------------------------------
  Total                                   $  8,189        $ 4,530
-----------------------------------------------------------------
S&P 500 Index Portfolio            2010   $ 50,908
                                   2011     14,323
                                   2012      1,932
                                   2013     17,352
                                   2014     29,971
                                   2016     18,017
                                   2017     23,864
-----------------------------------------------------------------
  Total                                   $156,367        $    --
-----------------------------------------------------------------
U.S. Small Cap Portfolio           2015   $ 27,634
                                   2016     28,045
                                   2017      2,839
-----------------------------------------------------------------
  Total                                   $ 58,518        $    --
-----------------------------------------------------------------



The ICAP Select Equity Portfolio acquired $68,087,555 of capital losses in its reorganization with the Mid Cap Value Portfolio (see Note 12).

The Mid Cap Core Portfolio acquired $21,162,676 of capital losses in its reorganization with the Mid Cap Growth Portfolio (see Note 12).

The U.S. Small Cap Portfolio acquired $41,331,991 of capital losses in its reorganization with the Small Cap Growth Portfolio (see Note 12).

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the year ended December 31, 2009, represent tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Portfolios for which the tax components of the distributions are shown below.




M-338    MainStay VP Series Fund, Inc.

                                                                           2009
                                                             -------------------------------
                                                                 TAX-BASED         TAX-BASED
                                                             DISTRIBUTIONS     DISTRIBUTIONS
                                                             FROM ORDINARY    FROM LONG-TERM
                                                                    INCOME             GAINS
Bond Portfolio                                                 $33,414,806        $       --
--------------------------------------------------------------------------------------------
Common Stock Portfolio                                          11,987,895                --
--------------------------------------------------------------------------------------------
Conservative Allocation Portfolio                                7,683,585         4,631,648
--------------------------------------------------------------------------------------------
Convertible Portfolio                                            7,026,683                --
--------------------------------------------------------------------------------------------
Government Portfolio                                            12,862,318           352,389
--------------------------------------------------------------------------------------------
Growth Allocation Portfolio                                      3,831,021         3,475,868
--------------------------------------------------------------------------------------------
ICAP Select Equity Portfolio                                    12,710,945                --
--------------------------------------------------------------------------------------------
Income Builder Portfolio                                         8,870,584                --
--------------------------------------------------------------------------------------------
International Equity Portfolio                                  32,405,814                --
--------------------------------------------------------------------------------------------
Mid Cap Core Portfolio                                           1,205,626                --
--------------------------------------------------------------------------------------------
Moderate Allocation Portfolio                                    9,818,148         7,978,020
--------------------------------------------------------------------------------------------
Moderate Growth Allocation Portfolio                             9,750,883         7,943,655
--------------------------------------------------------------------------------------------



NOTE 5--COMMITMENTS AND CONTINGENCIES:

As of June 30, 2010, the following Portfolios had unfunded loan commitments pursuant to the following loan agreements:

HIGH YIELD CORPORATE BOND PORTFOLIO

                                UNFUNDED     UNREALIZED
 BORROWER                     COMMITMENT   DEPRECIATION
Lender Processing Services,
  Inc.
  Revolver due 7/2/13         $1,500,000      $(105,000)
Neenah Foundry Co.
  DIP Term Loan due 11/5/10    2,750,000             --
-------------------------------------------------------
  Total                                       $(105,000)
-------------------------------------------------------



INCOME BUILDER PORTFOLIO

                                UNFUNDED     UNREALIZED
 BORROWER                     COMMITMENT   DEPRECIATION
Quad/Graphics, Inc.
  Term Loan B due 4/14/16     $2,000,000       $(55,447)
-------------------------------------------------------
Total                                          $(55,447)
-------------------------------------------------------



NOTE 6--FOREIGN CURRENCY TRANSACTIONS AND FOREIGN CURRENCY FORWARD CONTRACTS:

As of June 30, 2010, the following Portfolios held foreign currency:

HIGH YIELD CORPORATE BOND PORTFOLIO

                   CURRENCY           COST          VALUE
Canadian
  Dollar        CAD 615,375    USD 552,956    USD 578,061
---------------------------------------------------------
Total                           USD552,956     USD578,061
---------------------------------------------------------



INCOME BUILDER PORTFOLIO

                     CURRENCY          COST         VALUE
Canadian
  Dollar         CAD    3,777     USD 3,648     USD 3,548
---------------------------------------------------------
New Taiwan
  Dollar        TWD 2,276,000        70,828        70,834
---------------------------------------------------------
Euro             EUR    1,479         1,812         1,808
---------------------------------------------------------
Pound Sterling   GBP    1,835         2,720         2,742
---------------------------------------------------------
Swiss Franc      CHF      250           247           232
---------------------------------------------------------
Total                            USD 79,255    USD 79,164
---------------------------------------------------------





                                                mainstayinvestments.com    M-339

INTERNATIONAL EQUITY PORTFOLIO

                        CURRENCY            COST           VALUE
Australian
  Dollar          AUD  1,102,709   USD 1,007,897   USD   928,205
----------------------------------------------------------------
Canadian Dollar   CAD     11,096          10,857          10,423
----------------------------------------------------------------
Danish Krone      DKK  1,696,730         286,732         278,538
----------------------------------------------------------------
Euro              EUR  8,781,325      10,783,251      10,738,241(a)
----------------------------------------------------------------
Hong Kong
  Dollar          HKD  1,058,354         135,671         135,915
----------------------------------------------------------------
Japanese Yen     JPY 531,117,652       5,831,990       6,007,099(a)
----------------------------------------------------------------
Norwegian Krone   NOK    496,201          77,124          76,248
----------------------------------------------------------------
Pound Sterling    GBP  7,214,626      10,517,698      10,779,377(a)
----------------------------------------------------------------
Singapore
  Dollar          SGD     84,675          60,946          60,512
----------------------------------------------------------------
Swedish Krona     SEK 19,489,506       2,735,830       2,499,504
----------------------------------------------------------------
Swiss Franc       CHF     54,797          49,240          50,839
----------------------------------------------------------------
  Total                           USD 31,497,236  USD 31,564,901
----------------------------------------------------------------



(a) A portion of this amount is segregated as collateral for futures contracts.


As of June 30, 2010, the following Portfolios held foreign currency forward contracts:

INCOME BUILDER PORTFOLIO

                                                                  CONTRACT          CONTRACT        UNREALIZED
                                                                    AMOUNT            AMOUNT     APPRECIATION/
                                         COUNTERPARTY                 SOLD         PURCHASED    (DEPRECIATION)
Foreign Currency Sale Contracts:
--------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar,
  expiring 7/16/10                JPMorgan Chase Bank     EUR   32,850,000    USD 40,245,912       USD  72,630
--------------------------------------------------------------------------------------------------------------
Japanese Yen vs. U.S. Dollar,
  expiring 7/16/10                JPMorgan Chase Bank    JPY 1,100,000,000        11,939,910          (504,145)
--------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar,
  expiring 7/16/10                JPMorgan Chase Bank     GBP    4,025,000         5,902,038          (111,644)
--------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on
  foreign currency forward
  contracts                                                                                       USD (543,159)
--------------------------------------------------------------------------------------------------------------



INTERNATIONAL EQUITY PORTFOLIO

                                                            CONTRACT             CONTRACT        UNREALIZED
                                                              AMOUNT               AMOUNT     APPRECIATION/
                                      COUNTERPARTY              SOLD            PURCHASED    (DEPRECIATION)
Foreign Currency Sale Contracts:
-----------------------------------------------------------------------------------------------------------
Swiss Franc vs. Japanese Yen,
  expiring 7/13/10                   HSBC Bank USA    CHF 20,275,000    JPY 1,702,329,550       USD 443,416
-----------------------------------------------------------------------------------------------------------
Swiss Franc vs. Swedish Krona,
  expiring 7/23/10                   HSBC Bank USA     CHF11,465,000     SEK   78,054,867          (629,978)
-----------------------------------------------------------------------------------------------------------
Net unrealized depreciation on
  foreign currency forward
  contracts                                                                                    USD (186,562)
-----------------------------------------------------------------------------------------------------------






M-340    MainStay VP Series Fund, Inc.

NOTE 7--RESTRICTED SECURITIES:

As of June 30, 2010, the following Portfolios held restricted securities:

CONVERTIBLE PORTFOLIO

                                               DATE OF     PRINCIPAL            6/30/10    PERCENT OF
                                           ACQUISITION        AMOUNT    COST      VALUE    NET ASSETS
At Home Corp.
  Convertible Bond 4.75%, due 12/31/49          5/4/01    $2,335,418     $--       $234           0.0%++
-----------------------------------------------------------------------------------------------------



++  Less than one-tenth of a percent.

HIGH YIELD CORPORATE BOND PORTFOLIO

                                                          PRINCIPAL
                                           DATE(S) OF       AMOUNT/               6/30/10    PERCENT OF
                                          ACQUISITION        SHARES       COST      VALUE    NET ASSETS
At Home Corp.
  Convertible Bond 0.525%, due 12/28/18       8/31/01    $1,869,975    $    --     $  187           0.0%++
  Convertible Bond 4.75%, due 12/31/49        8/27/01     9,032,054     58,488        903           0.0++
-------------------------------------------------------------------------------------------------------
Total                                                                  $58,488     $1,090           0.0%++
-------------------------------------------------------------------------------------------------------



++  Less than one-tenth of a percent.

NOTE 8--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Portfolios. Custodial fees are charged to the Portfolios based on the market value of securities in the Portfolios and the number of certain cash transactions incurred by the Portfolios.

NOTE 9--LINE OF CREDIT:

The Portfolios, except for the Cash Management Portfolio, and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment, payable regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among the funds and the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. Effective September 1, 2010, the up-front payment will be reduced to 0.02%. All other terms will remain the same. There were no borrowings made or outstanding with respect to the Portfolios on the line of credit during the six-month period ended June 30, 2010.

NOTE 10--PURCHASES AND SALES OF SECURITIES (IN 000S):

During the six-month period ended June 30, 2010, purchases and sales of securities, other than short-term securities and securities subject to repurchase transactions, were as follows:

                                                                                                 CONSERVATIVE
                                                                             COMMON STOCK         ALLOCATION
                                BALANCED PORTFOLIO     BOND PORTFOLIO         PORTFOLIO            PORTFOLIO
                                ------------------  -------------------  -------------------  ------------------
                                PURCHASES    SALES  PURCHASES     SALES  PURCHASES     SALES  PURCHASES    SALES
U.S. Government Securities        $31,815  $33,586   $588,945  $509,331   $     --  $     --    $    --  $    --
----------------------------------------------------------------------------------------------------------------
All Others                         52,708   52,040    101,506   104,014    325,101   375,723     81,318   42,091
----------------------------------------------------------------------------------------------------------------
Total                             $84,523  $85,626   $690,451  $613,345   $325,101  $375,723    $81,318  $42,091
----------------------------------------------------------------------------------------------------------------




                                                                                                    GROWTH
                                    CONVERTIBLE         FLOATING RATE         GOVERNMENT          ALLOCATION
                                     PORTFOLIO            PORTFOLIO           PORTFOLIO            PORTFOLIO
                                -------------------  ------------------  -------------------  ------------------
                                PURCHASES     SALES  PURCHASES    SALES  PURCHASES     SALES  PURCHASES    SALES
U.S. Government Securities       $     --  $     --   $     --  $    --   $241,453  $242,814    $    --  $    --
----------------------------------------------------------------------------------------------------------------
All Others                        209,084   172,243    144,191   27,418     34,684    14,578     60,583   50,616
----------------------------------------------------------------------------------------------------------------
Total                            $209,084  $172,243   $144,191  $27,418   $276,137  $257,392    $60,583  $50,616
----------------------------------------------------------------------------------------------------------------





                                                mainstayinvestments.com    M-341

                                                         HIGH YIELD
                                  GROWTH EQUITY        CORPORATE BOND        ICAP SELECT         INCOME BUILDER
                                    PORTFOLIO            PORTFOLIO         EQUITY PORTFOLIO        PORTFOLIO
                               -------------------  -------------------  -------------------  -------------------
                               PURCHASES     SALES  PURCHASES     SALES  PURCHASES     SALES  PURCHASES     SALES
U.S. Government Securities      $     --  $     --   $     --  $     --   $     --  $     --    $ 4,924  $ 19,745
-----------------------------------------------------------------------------------------------------------------
All Others                       319,500   329,403    440,991   292,393    329,417   357,006     94,568    90,234
-----------------------------------------------------------------------------------------------------------------
Total                           $319,500  $329,403   $440,991  $292,393   $329,417  $357,006    $99,492  $109,979
-----------------------------------------------------------------------------------------------------------------




                                                                                                    MODERATE
                                  INTERNATIONAL          LARGE CAP           MID CAP CORE          ALLOCATION
                                 EQUITY PORTFOLIO     GROWTH PORTFOLIO        PORTFOLIO            PORTFOLIO
                               -------------------  -------------------  -------------------  -------------------
                               PURCHASES     SALES  PURCHASES     SALES  PURCHASES     SALES  PURCHASES     SALES
U.S. Government Securities      $     --  $     --   $     --  $     --   $     --  $     --   $     --  $     --
-----------------------------------------------------------------------------------------------------------------
All Others                       160,276   161,920    172,303   218,802    551,861   521,659    126,020   103,253
-----------------------------------------------------------------------------------------------------------------
Total                           $160,276  $161,920   $172,303  $218,802   $551,861  $521,659   $126,020  $103,253
-----------------------------------------------------------------------------------------------------------------




                                               MODERATE GROWTH
                                                 ALLOCATION         S&P 500 INDEX      U.S. SMALL CAP
                                                  PORTFOLIO           PORTFOLIO           PORTFOLIO
                                             ------------------  ------------------  ------------------
                                             PURCHASES    SALES  PURCHASES    SALES  PURCHASES    SALES
U.S. Government Securities                    $     --  $    --    $    --  $    --   $     --  $    --
-------------------------------------------------------------------------------------------------------
All Others                                     145,923   90,529     39,436   45,973    107,076   53,329
-------------------------------------------------------------------------------------------------------
Total                                         $145,923  $90,529    $39,436  $45,973   $107,076  $53,329
-------------------------------------------------------------------------------------------------------



NOTE 11--CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for the six-month period ended June 30, 2010, and the year ended December 31, 2009, were as follows:

BALANCED PORTFOLIO

 INITIAL CLASS                     SHARES        AMOUNT
Six-month period ended June
  30, 2010:
Shares sold                        33,810  $    341,149
Shares redeemed                   (39,717)     (400,982)
                               ------------------------
Net increase (decrease)            (5,907) $    (59,833)
                               ========================
Year ended December 31, 2009:
Shares sold                       120,271  $  1,005,907
Shares issued to shareholders
  in reinvestment of
  dividends                        26,133       250,434
Shares redeemed                  (154,843)   (1,325,004)
                               ------------------------
Net increase (decrease)            (8,439) $    (68,663)
                               ========================


 SERVICE CLASS                     SHARES        AMOUNT

Six-month period ended June
  30, 2010:

Shares sold                       883,258  $  8,882,392

Shares redeemed                (1,114,436)  (11,104,513)
                               ------------------------


Net increase (decrease)          (231,178) $ (2,222,121)
                               ========================


Year ended December 31, 2009:

Shares sold                     1,025,223  $  8,894,265

Shares issued to shareholders
  in reinvestment of
  dividends                       363,369     3,468,689

Shares redeemed                (2,683,660)  (22,557,810)
                               ------------------------


Net increase (decrease)        (1,295,068) $(10,194,856)
                               ========================




BOND PORTFOLIO

 INITIAL CLASS                    SHARES        AMOUNT
Six-month period ended June
  30, 2010:
Shares sold                    2,834,778  $ 41,196,690
Shares redeemed               (4,362,443)  (63,811,119)
                              ------------------------
Net increase (decrease)       (1,527,665) $(22,614,429)
                              ========================
Year ended December 31,
  2009:
Shares sold                    7,707,660  $109,185,957
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,672,245    23,707,301
Shares redeemed               (5,709,399)  (79,505,662)
                              ------------------------
Net increase (decrease)        3,670,506  $ 53,387,596
                              ========================


 SERVICE CLASS                    SHARES        AMOUNT

Six-month period ended June
  30, 2010:

Shares sold                    3,887,051  $ 56,399,349

Shares redeemed                 (917,237)  (13,298,353)
                              ------------------------


Net increase (decrease)        2,969,814  $ 43,100,996
                              ========================


Year ended December 31,
  2009:

Shares sold                    4,079,516  $ 57,555,371

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              688,489     9,707,505

Shares redeemed               (2,202,533)  (30,751,586)
                              ------------------------


Net increase (decrease)        2,565,472  $ 36,511,290
                              ========================







M-342    MainStay VP Series Fund, Inc.

CASH MANAGEMENT PORTFOLIO

 INITIAL CLASS (AT $1 PER SHARE)           SHARES
Six-month period ended June 30,
  2010:
Shares sold                           307,017,246
Shares issued to shareholders in
  reinvestment of dividends                36,500
Shares redeemed                      (323,095,542)
                                     ------------
Net increase (decrease)               (16,041,796)
                                     ============
Year ended December 31, 2009:
Shares sold                           495,013,225
Shares issued to shareholders in
  reinvestment of dividends               470,187
Shares redeemed                      (826,246,338)
                                     ------------
Net increase (decrease)              (330,762,926)
                                     ============



COMMON STOCK PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Six-month period ended June
  30, 2010:
Shares sold                      687,756  $  10,021,755
Shares redeemed               (4,320,973)   (63,649,675)
                             --------------------------
Net increase (decrease)       (3,633,217) $ (53,627,920)
                             ==========================
Year ended December 31,
  2009:
Shares sold                    2,475,234  $  28,065,456
Shares issued to
  shareholders in
  reinvestment of dividends      797,209     11,018,098
Shares redeemed              (12,204,498)  (153,415,868)
                             --------------------------
Net increase (decrease)       (8,932,055) $(114,332,314)
                             ==========================


 SERVICE CLASS                    SHARES         AMOUNT

Six-month period ended June
  30, 2010:

Shares sold                      137,203  $   1,993,773

Shares redeemed                 (249,282)    (3,640,902)
                             --------------------------


Net increase (decrease)         (112,079) $  (1,647,129)
                             ==========================


Year ended December 31,
  2009:

Shares sold                      487,862  $   5,911,824

Shares issued to
  shareholders in
  reinvestment of dividends       70,461        969,797

Shares redeemed                 (513,743)    (6,178,812)
                             --------------------------


Net increase (decrease)           44,580  $     702,809
                             ==========================




CONSERVATIVE ALLOCATION PORTFOLIO

 INITIAL CLASS                     SHARES        AMOUNT
Six-month period ended June
  30, 2010:
Shares sold                       108,437  $  1,146,386
Shares redeemed                   (98,010)   (1,040,141)
                               ------------------------
Net increase (decrease)            10,427  $    106,245
                               ========================
Year ended December 31, 2009:
Shares sold                       298,517  $  2,868,578
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      25,541       259,195
Shares redeemed                  (114,171)   (1,118,443)
                               ------------------------
Net increase (decrease)           209,887  $  2,009,330
                               ========================


 SERVICE CLASS                     SHARES        AMOUNT

Six-month period ended June
  30, 2010:

Shares sold                     5,614,621  $ 59,315,298

Shares redeemed                (1,978,697)  (20,881,661)
                               ------------------------


Net increase (decrease)         3,635,924  $ 38,433,637
                               ========================


Year ended December 31, 2009:

Shares sold                     7,313,368  $ 70,435,790

Shares issued to shareholders
  in reinvestment of
  dividends and distributions   1,192,424    12,056,038

Shares redeemed                (3,939,578)  (36,624,838)
                               ------------------------


Net increase (decrease)         4,566,214  $ 45,866,990
                               ========================




CONVERTIBLE PORTFOLIO

 INITIAL CLASS                     SHARES        AMOUNT
Six-month period ended June
  30, 2010:
Shares sold                     1,778,312  $ 19,296,653
Shares redeemed                (1,453,868)  (15,453,394)
                               ------------------------
Net increase (decrease)           324,444  $  3,843,259
                               ========================
Year ended December 31, 2009:
Shares sold                     1,278,605  $ 11,107,557
Shares issued to shareholders
  in reinvestment of
  dividends                       345,996     3,413,090
Shares redeemed                (2,874,052)  (24,170,551)
                               ------------------------
Net increase (decrease)        (1,249,451) $ (9,649,904)
                               ========================


 SERVICE CLASS                     SHARES        AMOUNT

Six-month period ended June
  30, 2010:

Shares sold                     3,645,661  $ 38,996,146

Shares redeemed                (1,294,875)  (13,628,894)
                               ------------------------


Net increase (decrease)         2,350,786  $ 25,367,252
                               ========================


Year ended December 31, 2009:

Shares sold                     6,438,013  $ 57,050,296

Shares issued to shareholders
  in reinvestment of
  dividends                       368,031     3,613,593

Shares redeemed                (1,611,021)  (13,095,614)
                               ------------------------


Net increase (decrease)         5,195,023  $ 47,568,275
                               ========================




FLOATING RATE PORTFOLIO

 INITIAL CLASS                    SHARES        AMOUNT
Six-month period ended June
  30, 2010:
Shares sold                    1,298,855  $ 11,783,414
Shares issued to
  shareholders in
  reinvestment of dividends      247,041     2,234,360
Shares redeemed                 (408,044)   (3,665,960)
                              ------------------------
Net increase (decrease)        1,137,852  $ 10,351,814
                              ========================
Year ended December 31,
  2009:
Shares sold                    4,928,329  $ 41,070,636
Shares issued to
  shareholders in
  reinvestment of dividends      337,256     2,827,510
Shares redeemed                 (856,801)   (6,601,655)
                              ------------------------
Net increase (decrease)        4,408,784  $ 37,296,491
                              ========================



                                                mainstayinvestments.com    M-343

 SERVICE CLASS                    SHARES        AMOUNT

Six-month period ended June
  30, 2010:

Shares sold                    6,187,407  $ 55,956,095

Shares issued to
  shareholders in
  reinvestment of dividends      674,097     6,096,922

Shares redeemed               (2,891,654)  (26,189,568)
                              ------------------------


Net increase (decrease)        3,969,850  $ 35,863,449
                              ========================


Year ended December 31,
  2009:

Shares sold                   15,584,510  $129,833,558

Shares issued to
  shareholders in
  reinvestment of dividends      944,981     7,927,689

Shares redeemed               (3,569,118)  (29,451,664)
                              ------------------------


Net increase (decrease)       12,960,373  $108,309,583
                              ========================




GOVERNMENT PORTFOLIO

 INITIAL CLASS                     SHARES        AMOUNT
Six-month period ended June
  30, 2010:
Shares sold                     1,093,182  $ 12,898,095
Shares redeemed                (1,840,785)  (21,563,337)
                               ------------------------
Net increase (decrease)          (747,603) $ (8,665,242)
                               ========================
Year ended December 31, 2009:
Shares sold                     1,680,434  $ 19,605,006
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     563,196     6,508,936
Shares redeemed                (5,295,255)  (61,743,296)
                               ------------------------
Net increase (decrease)        (3,051,625) $(35,629,354)
                               ========================


 SERVICE CLASS                     SHARES        AMOUNT

Six-month period ended June
  30, 2010:

Shares sold                     3,316,230  $ 38,784,825

Shares redeemed                (1,950,285)  (22,654,140)
                               ------------------------


Net increase (decrease)         1,365,945  $ 16,130,685
                               ========================


Year ended December 31, 2009:

Shares sold                     3,878,696  $ 44,967,872

Shares issued to shareholders
  in reinvestment of
  dividends and distributions     583,738     6,705,771

Shares redeemed                (7,032,556)  (81,535,052)
                               ------------------------


Net increase (decrease)        (2,570,122) $(29,861,409)
                               ========================




GROWTH ALLOCATION PORTFOLIO

 INITIAL CLASS                     SHARES        AMOUNT
Six-month period ended June
  30, 2010:
Shares sold                       241,060  $  2,096,853
Shares redeemed                  (125,318)   (1,111,039)
                               ------------------------
Net increase (decrease)           115,742  $    985,814
                               ========================
Year ended December 31, 2009:
Shares sold                       792,472  $  5,618,241
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     107,908       899,341
Shares redeemed                  (271,372)   (2,079,389)
                               ------------------------
Net increase (decrease)           629,008  $  4,438,193
                               ========================


 SERVICE CLASS                     SHARES        AMOUNT

Six-month period ended June
  30, 2010:

Shares sold                     2,259,604  $ 19,627,119

Shares redeemed                (1,225,258)  (10,629,572)
                               ------------------------


Net increase (decrease)         1,034,346  $  8,997,547
                               ========================


Year ended December 31, 2009:

Shares sold                     3,963,597  $ 29,344,522

Shares issued to shareholders
  in reinvestment of
  dividends and distributions     770,433     6,407,548

Shares redeemed                (2,340,183)  (17,374,029)
                               ------------------------


Net increase (decrease)         2,393,847  $ 18,378,041
                               ========================




GROWTH EQUITY PORTFOLIO

 INITIAL CLASS                     SHARES        AMOUNT
Six-month period ended June
  30, 2010:
Shares sold                       266,878  $  5,966,142
Shares redeemed                (1,452,628)  (31,663,008)
                               ------------------------
Net increase (decrease)        (1,185,750) $(25,696,866)
                               ========================
Year ended December 31, 2009:
Shares sold                       578,773  $ 11,557,350
Shares issued to shareholders
  in reinvestment of
  dividends                       106,186     2,207,215
Shares redeemed                (2,704,197)  (48,831,277)
                               ------------------------
Net increase (decrease)        (2,019,238) $(35,066,712)
                               ========================


 SERVICE CLASS                     SHARES        AMOUNT

Six-month period ended June
  30, 2010:

Shares sold                       128,918  $  2,795,138

Shares redeemed                  (115,475)   (2,509,644)
                               ------------------------


Net increase (decrease)            13,443  $    285,494
                               ========================


Year ended December 31, 2009:

Shares sold                       174,626  $  3,186,436

Shares issued to shareholders
  in reinvestment of
  dividends                         5,059       104,825

Shares redeemed                  (359,162)   (6,279,706)
                               ------------------------


Net increase (decrease)          (179,477) $ (2,988,445)
                               ========================







M-344    MainStay VP Series Fund, Inc.

HIGH YIELD CORPORATE BOND PORTFOLIO

 INITIAL CLASS                     SHARES        AMOUNT
Six-month period ended June
  30, 2010:
Shares sold                     4,071,436  $ 37,912,584
Shares redeemed                (7,779,883)  (72,190,002)
                              -------------------------
Net increase (decrease)        (3,708,447) $(34,277,418)
                              =========================
Year ended December 31,
  2009:
Shares sold                     9,207,646  $ 71,453,124
Shares issued to
  shareholders in
  reinvestment of dividends     5,548,202    47,978,241
Shares redeemed               (11,871,036)  (93,894,520)
                              -------------------------
Net increase (decrease)         2,884,812  $ 25,536,845
                              =========================


 SERVICE CLASS                     SHARES        AMOUNT

Six-month period ended June
  30, 2010:

Shares sold                    12,449,395  $114,828,062

Shares redeemed                (5,955,403)  (54,908,139)
                              -------------------------


Net increase (decrease)         6,493,992  $ 59,919,923
                              =========================


Year ended December 31,
  2009:

Shares sold                    29,659,194  $240,958,150

Shares issued to
  shareholders in
  reinvestment of dividends     6,261,315    53,876,110

Shares redeemed                (3,918,386)  (31,333,717)
                              -------------------------


Net increase (decrease)        32,002,123  $263,500,543
                              =========================




ICAP SELECT EQUITY PORTFOLIO

 INITIAL CLASS                    SHARES        AMOUNT
Six-month period ended June
  30, 2010:
Shares sold                    1,880,395  $ 20,915,717
Shares redeemed               (4,472,396)  (49,606,185)
                              ------------------------
Net increase (decrease)       (2,592,001) $(28,690,468)
                              ========================
Year ended December 31,
  2009:
Shares sold                    2,922,969  $ 27,167,247
Shares issued in connection
  with the acquisition of VP
  Value Portfolio             14,393,443   152,721,845
Shares issued to
  shareholders in
  reinvestment of dividends      850,858     8,840,272
Shares redeemed               (8,241,391)  (71,653,407)
                              ------------------------
Net increase (decrease)        9,925,879  $117,075,957
                              ========================


 SERVICE CLASS                    SHARES        AMOUNT

Six-month period ended June
  30, 2010:

Shares sold                    2,579,093  $ 28,470,889

Shares redeemed               (1,864,187)  (20,289,958)
                              ------------------------


Net increase (decrease)          714,906  $  8,180,931
                              ========================


Year ended December 31,
  2009:

Shares sold                    3,435,034  $ 31,627,208

Shares issued in connection
  with the acquisition of VP
  Value Portfolio             12,458,841   131,250,086

Shares issued to
  shareholders in
  reinvestment of dividends      375,115     3,870,673

Shares redeemed               (2,316,826)  (20,322,797)
                              ------------------------


Net increase (decrease)       13,952,164  $146,425,170
                              ========================




INCOME BUILDER PORTFOLIO

 INITIAL CLASS                     SHARES        AMOUNT
Six-month period ended June
  30, 2010:
Shares sold                        91,292  $  1,192,218
Shares redeemed                (1,372,950)  (17,809,074)
                               ------------------------
Net increase (decrease)        (1,281,658) $(16,616,856)
                               ========================
Year ended December 31, 2009:
Shares sold                       265,008  $  2,921,976
Shares issued to shareholders
  in reinvestment of
  dividends                       616,870     7,478,197
Shares redeemed                (3,609,490)  (40,556,894)
                               ------------------------
Net increase (decrease)        (2,727,612) $(30,156,721)
                               ========================


 SERVICE CLASS                     SHARES        AMOUNT

Six-month period ended June
  30, 2010:

Shares sold                       295,143  $  3,817,039

Shares redeemed                  (185,027)   (2,385,980)
                               ------------------------


Net increase (decrease)           110,116  $  1,431,059
                               ========================


Year ended December 31, 2009:

Shares sold                       393,411  $  4,543,770

Shares issued to shareholders
  in reinvestment of
  dividends                       115,165     1,392,387

Shares redeemed                  (493,112)   (5,457,444)
                               ------------------------


Net increase (decrease)            15,464  $    478,713
                               ========================




INTERNATIONAL EQUITY PORTFOLIO

 INITIAL CLASS                     SHARES        AMOUNT
Six-month period ended June
  30, 2010:
Shares sold                     1,901,746  $ 23,090,543
Shares redeemed                (1,841,828)  (22,845,030)
                               ------------------------
Net increase (decrease)            59,918  $    245,513
                               ========================
Year ended December 31, 2009:
Shares sold                     1,631,983  $ 18,436,368
Shares issued to shareholders
  in reinvestment of
  dividends                     1,313,622    16,571,711
Shares redeemed                (4,252,920)  (47,333,588)
                               ------------------------
Net increase (decrease)        (1,307,315) $(12,325,509)
                               ========================


 SERVICE CLASS                     SHARES        AMOUNT

Six-month period ended June
  30, 2010:

Shares sold                     2,348,911  $ 28,689,018

Shares redeemed                  (849,292)  (10,169,427)
                               ------------------------


Net increase (decrease)         1,499,619  $ 18,519,591
                               ========================


Year ended December 31, 2009:

Shares sold                     1,957,868  $ 23,111,326

Shares issued to shareholders
  in reinvestment of
  dividends                     1,263,497    15,834,103

Shares redeemed                (2,098,635)  (22,903,980)
                               ------------------------


Net increase (decrease)         1,122,730  $ 16,041,449
                               ========================






                                                mainstayinvestments.com    M-345

LARGE CAP GROWTH PORTFOLIO

 INITIAL CLASS                     SHARES        AMOUNT
Six-month period ended June
  30, 2010:
Shares sold                     1,496,411  $ 19,163,901
Shares redeemed                (6,292,689)  (80,672,863)
                               ------------------------
Net increase (decrease)        (4,796,278) $(61,508,962)
                               ========================
Year ended December 31, 2009:
Shares sold                     2,278,082  $ 24,344,939
Shares redeemed                (4,466,773)  (49,178,748)
                               ------------------------
Net increase (decrease)        (2,188,691) $(24,833,809)
                               ========================


 SERVICE CLASS                     SHARES        AMOUNT

Six-month period ended June
  30, 2010:

Shares sold                     1,895,294  $ 24,029,051

Shares redeemed                  (514,677)   (6,387,631)
                               ------------------------


Net increase (decrease)         1,380,617  $ 17,641,420
                               ========================


Year ended December 31, 2009:

Shares sold                     2,679,486  $ 28,760,301

Shares redeemed                  (960,329)   (9,521,005)
                               ------------------------


Net increase (decrease)         1,719,157  $ 19,239,296
                               ========================




MID CAP CORE PORTFOLIO

 INITIAL CLASS                    SHARES        AMOUNT
Six-month period ended June
  30, 2010:
Shares sold                    6,171,062  $ 62,586,800
Shares redeemed               (3,129,143)  (32,116,413)
                              ------------------------
Net increase (decrease)        3,041,919  $ 30,470,387
                              ========================
Year ended December 31,
  2009:
Shares sold                   14,327,505  $122,174,244
Net asset value of shares
  issued in connection with
  the acquisition of
  MainStay VP Mid Cap Growth
  Portfolio                   10,462,490    96,324,910
Shares issued to
  shareholders in
  reinvestment of dividends      103,720       965,845
Shares redeemed               (4,104,829)  (29,612,158)
                              ------------------------
Net increase (decrease)       20,788,886  $189,852,841
                              ========================


 SERVICE CLASS                    SHARES        AMOUNT

Six-month period ended June
  30, 2010:

Shares sold                    1,465,881  $ 14,861,422

Shares redeemed               (1,769,880)  (17,528,272)
                              ------------------------


Net increase (decrease)         (303,999) $ (2,666,850)
                              ========================


Year ended December 31,
  2009:

Shares sold                    1,175,441  $  9,229,927

Net asset value of shares
  issued in connection with
  the acquisition of
  MainStay VP Mid Cap Growth
  Portfolio                   14,294,324   130,824,907

Shares issued to
  shareholders in
  reinvestment of dividends       25,895       239,781

Shares redeemed               (1,767,825)  (13,598,859)
                              ------------------------


Net increase (decrease)       13,727,835  $126,695,756
                              ========================




MODERATE ALLOCATION PORTFOLIO

 INITIAL CLASS                    SHARES        AMOUNT
Six-month period ended June
  30, 2010:
Shares sold                      229,643  $  2,304,712
Shares redeemed                 (196,534)   (1,933,363)
                              ------------------------
Net increase (decrease)           33,109  $    371,349
                              ========================
Year ended December 31,
  2009:
Shares sold                      541,309  $  4,780,564
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               83,941       804,876
Shares redeemed                 (201,270)   (1,730,306)
                              ------------------------
Net increase (decrease)          423,980  $  3,855,134
                              ========================


 SERVICE CLASS                    SHARES        AMOUNT

Six-month period ended June
  30, 2010:

Shares sold                    6,543,217  $ 65,645,073

Shares redeemed               (4,574,034)  (44,809,284)
                              ------------------------


Net increase (decrease)        1,969,183  $ 20,835,789
                              ========================


Year ended December 31,
  2009:

Shares sold                   10,566,980  $ 95,102,751

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,775,727    16,991,292

Shares redeemed               (4,188,335)  (36,114,355)
                              ------------------------


Net increase (decrease)        8,154,372  $ 75,979,688
                              ========================




MODERATE GROWTH ALLOCATION PORTFOLIO

 INITIAL CLASS                     SHARES        AMOUNT
Six-month period ended June
  30, 2010:
Shares sold                       291,330  $  2,724,265
Shares redeemed                  (108,914)   (1,008,495)
                               ------------------------
Net increase (decrease)           182,416  $  1,715,770
                               ========================
Year ended December 31, 2009:
Shares sold                       685,166  $  5,505,028
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     147,589     1,320,514
Shares redeemed                  (351,240)   (2,848,596)
                               ------------------------
Net increase (decrease)           481,515  $  3,976,946
                               ========================


 SERVICE CLASS                     SHARES        AMOUNT

Six-month period ended June
  30, 2010:

Shares sold                     7,450,624  $ 69,618,948

Shares redeemed                (1,853,076)  (17,210,348)
                               ------------------------


Net increase (decrease)         5,597,548  $ 52,408,600
                               ========================


Year ended December 31, 2009:

Shares sold                     7,431,564  $ 61,866,200

Shares issued to shareholders
  in reinvestment of
  dividends and distributions   1,833,137    16,374,024

Shares redeemed                (4,660,672)  (36,561,090)
                               ------------------------


Net increase (decrease)         4,604,029  $ 41,679,134
                               ========================







M-346    MainStay VP Series Fund, Inc.

S&P 500 INDEX PORTFOLIO

 INITIAL CLASS                     SHARES        AMOUNT
Six-month period ended June
  30, 2010:
Shares sold                       232,712  $  5,443,547
Shares redeemed                (2,222,933)  (51,143,913)
                               ------------------------
Net increase (decrease)        (1,990,221) $(45,700,366)
                               ========================
Year ended December 31, 2009:
Shares sold                     1,001,800  $ 17,597,886
Shares issued to shareholders
  in reinvestment of
  dividends                       822,449    17,673,412
Shares redeemed                (4,734,687)  (89,158,779)
                               ------------------------
Net increase (decrease)        (2,910,438) $(53,887,481)
                               ========================


 SERVICE CLASS                     SHARES        AMOUNT

Six-month period ended June
  30, 2010:

Shares sold                       453,010  $ 10,425,467

Shares redeemed                  (565,991)  (12,833,534)
                               ------------------------


Net increase (decrease)          (112,981) $ (2,408,067)
                               ========================


Year ended December 31, 2009:

Shares sold                       915,221  $ 17,059,076

Shares issued to shareholders
  in reinvestment of
  dividends                       224,749     4,818,930

Shares redeemed                (1,158,370)  (21,392,843)
                               ------------------------


Net increase (decrease)           (18,400) $    485,163
                               ========================




U.S. SMALL CAP PORTFOLIO

 INITIAL CLASS                     SHARES        AMOUNT
Six-month period ended June
  30, 2010:
Shares sold                     9,662,233  $ 77,779,967
Shares redeemed                (2,254,589)  (17,393,976)
                               ------------------------
Net increase (decrease)         7,407,644  $ 60,385,991
                               ========================
Year ended December 31, 2009:
Shares sold                     1,796,632  $ 11,520,187
Net asset value of shares
  issued in connection with
  the acquisition of MainStay
  VP Small Cap Growth
  Portfolio                     7,069,240    50,312,188
Shares redeemed                (1,478,518)   (9,896,864)
                               ------------------------
Net increase (decrease)         7,387,354  $ 51,935,511
                               ========================


 SERVICE CLASS                     SHARES        AMOUNT

Six-month period ended June
  30, 2010:

Shares sold                       997,514  $  7,601,799

Shares redeemed                (1,153,824)   (8,594,415)
                               ------------------------


Net increase (decrease)          (156,310) $   (992,616)
                               ========================


Year ended December 31, 2009:

Shares sold                     1,441,030  $  9,127,619

Net asset value of shares
  issued in connection with
  the acquisition of MainStay
  VP Small Cap Growth
  Portfolio                     8,178,980    56,833,868

Shares redeemed                  (996,481)   (5,961,978)
                               ------------------------


Net increase (decrease)         8,623,529  $ 59,999,509
                               ========================




NOTE 12--FUND ACQUISITIONS:

At a meeting held on June 23, 2009, the Board approved plans of reorganization whereby ICAP Select Equity Portfolio, Mid Cap Core Portfolio, and U.S. Small Cap Portfolio (formerly the Developing Growth Portfolio) would acquire the assets, including the investments, and assume the liabilities of Mid Cap Value Portfolio, Mid Cap Growth Portfolio, and Small Cap Growth Portfolio, respectively. Each of these reorganizations was conducted in connection with a larger initiative involving a number of funds in the MainStay Group of Funds, including these Portfolios, that was designed to reposition, rationalize, and streamline the MainStay Group of Funds to reduce duplication among funds and strengthen the fund lineup overall.

On November 20, 2009, ICAP Select Equity Portfolio acquired the assets, including the investments, and assumed the liabilities of Mid Cap Value Portfolio.

This transaction was completed after shareholders of Mid Cap Value Portfolio approved the plan of reorganization on October 16, 2009. The aggregate net assets of ICAP Select Equity Portfolio immediately before the acquisition were $793,903,292 and the combined net assets after the acquisition were $1,077,875,223.

The acquisition was accomplished by a tax-free exchange of the following:

                                  SHARES         VALUE
Mid Cap Value Portfolio
  Initial Class               19,779,053  $152,721,845
  Service Class               17,024,645   131,250,086
------------------------------------------------------



In exchange for the Mid Cap Value Portfolio shares and net assets, ICAP Select Equity Portfolio issued 14,393,443 Initial Class shares and 12,458,841 Service Class shares.

Mid Cap Value Portfolio's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation and accumulated net realized loss:

                                        TOTAL NET       CAPITAL    UNREALIZED  ACCUMULATED NET  UNDISTRIBUTED NET
                                           ASSETS         STOCK  APPRECIATION    REALIZED LOSS    INVESTMENT LOSS
Mid Cap Value Portfolio              $283,971,931  $376,073,252      $825,808     $(92,887,298)          $(39,831)
-----------------------------------------------------------------------------------------------------------------





                                                mainstayinvestments.com    M-347

On November 20, 2009, Mid Cap Core Portfolio acquired the assets, including the investments, and assumed the liabilities of Mid Cap Growth Portfolio.

This transaction was completed after shareholders of Mid Cap Growth Portfolio approved the plan of reorganization on October 16, 2009. The aggregate net assets of Mid Cap Core Portfolio immediately before the acquisition were $341,696,417 and the combined net assets after the acquisition were $568,846,234.

The acquisition was accomplished by a tax-free exchange of the following:

                                  SHARES         VALUE
Mid Cap Growth Portfolio
  Initial Class               10,145,077  $ 96,324,910
Service Class                 14,054,465   130,824,907
------------------------------------------------------



In exchange for the Mid Cap Growth Portfolio shares and net assets, Mid Cap Core Portfolio issued 10,462,490 Initial Class shares and 14,294,324 Service Class shares.

Mid Cap Growth Portfolio's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation and accumulated net realized loss:

                                                                     UNREALIZED  ACCUMULATED NET  UNDISTRIBUTED NET
                                  TOTAL NET ASSETS  CAPITAL STOCK  APPRECIATION    REALIZED LOSS  INVESTMENT INCOME
Mid Cap Growth Portfolio              $227,149,817   $324,043,497   $13,585,265    $(111,234,966)          $756,021
-------------------------------------------------------------------------------------------------------------------



On November 20, 2009, U.S. Small Cap Portfolio acquired the assets, including the investments, and assumed the liabilities of Small Cap Growth Portfolio.

Shareholders of Small Cap Growth Portfolio were not asked to vote on the reorganization, in accordance with the Articles of Incorporation and By-Laws of the Fund, applicable state law, and the Investment Company Act and Rule 17a-8 thereunder. The aggregate net assets of U.S. Small Cap Portfolio immediately before the acquisition were $70,834,200 and the combined net assets after the acquisition were $177,980,256.

The acquisition was accomplished by a tax-free exchange of the following:

                                   SHARES        VALUE
Small Cap Growth Portfolio
  Initial Class                 9,032,192  $50,312,188
  Service Class                10,434,867   56,833,868
------------------------------------------------------



In exchange for the Small Cap Growth Portfolio shares and net assets, U.S. Small Cap Portfolio issued 7,069,240 Initial Class shares and 8,178,980 Service Class shares.

Small Cap Growth Portfolio's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation and accumulated net realized loss:

                                                                      UNREALIZED  ACCUMULATED NET  UNDISTRIBUTED NET
                                   TOTAL NET ASSETS  CAPITAL STOCK  APPRECIATION    REALIZED LOSS    INVESTMENT LOSS
Small Cap Growth Portfolio             $107,146,056   $147,902,456      $995,506     $(41,390,160)         $(361,746)
--------------------------------------------------------------------------------------------------------------------



NOTE 13--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of June 30, 2010, the Portfolios have adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio's Portfolio of Investments.

NOTE 14--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal six-month period ended June 30, 2010, events and transactions subsequent to June 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.



M-348    MainStay VP Series Fund, Inc.

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At its June 29-30, 2010 meeting, the Board of Directors (the "Board") of MainStay VP Series Fund, Inc. (the "Fund") unanimously approved the Management Agreement between New York Life Investment Management LLC ("New York Life Investments") and the Fund, on behalf of each of the Fund's Portfolios, and the Subadvisory Agreements between New York Life Investments and each of Epoch Investment Partners, Inc. ("Epoch"), Institutional Capital LLC ("ICAP"), MacKay Shields LLC ("MacKay"), Madison Square Investors LLC ("MSI") and Winslow Capital Management, Inc. ("Winslow") (collectively, the "Subadvisors"), which serve as subadvisors to certain Portfolios (the "Subadvised Portfolios").

In reaching its decisions to approve these agreements (the "Agreements"), the Board considered information furnished to it throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the contract review process that took place at various meetings between December 2009 and June 2010. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on each Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, a report on each Portfolio prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on each Portfolio's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information from New York Life Investments and the Subadvisors on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Portfolios, and the rationale for any differences in a Portfolio's management and/or subadvisory fee and the fees charged to such institutional advisory clients. In addition, the Board requested and received information on the profitability of the Portfolios to New York Life Investments and its affiliates and certain Subadvisors, discussed in greater detail below, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and the Independent Directors.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Portfolios by New York Life Investments and the Subadvisors; (ii) the investment performance of each Portfolio, New York Life Investments and the Subadvisors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates and each Subadvisor from their relationship with the Portfolios; (iv) the extent to which economies of scale may be realized as the Portfolios grow, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of each Portfolio's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party "peer funds" identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreements was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements also were based on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolios, and that these policyholders and contract owners, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Portfolios. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NEW YORK LIFE INVESTMENTS AND THE SUBADVISORS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments and each Subadvisor provided to the Portfolios. The Board evaluated New York Life Investments' experience in serving as manager of the Portfolios, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment

                                                mainstayinvestments.com    M-349

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS (CONTINUED)



vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing investment advisory, management and administrative services to the Portfolios, as well as New York Life Investments' reputation and financial condition. In this regard, the Board considered the experience of each Portfolio's portfolio managers, the number of accounts managed by the portfolio managers and New York Life Investments' method for compensating portfolio managers. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Portfolios' legal and compliance environment, for overseeing the Subadvisors' compliance with the Portfolios' policies and investment objectives, and for implementing Board directives as they relate to the Portfolios. The Board considered New York Life Investments' willingness to invest in personnel that benefit the Portfolios, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers.

The Board also examined the nature, extent and quality of the services that each Subadvisor provided to the Subadvised Portfolios. The Board evaluated each Subadvisor's experience in serving as subadvisor to the Subadvised Portfolios, noting that each Subadvisor advises other investment advisory clients. It examined each Subadvisor's track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at each Subadvisor, and each Subadvisor's overall legal and compliance environment. The Board also reviewed each Subadvisor's willingness to invest in personnel designed to benefit the Portfolios. In this regard, the Board considered the experience of each Portfolio's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolios are likely to continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and each Subadvisor's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating each Portfolio's investment performance, the Board considered investment performance results in light of a Portfolio's investment objective, strategies and risks, as disclosed in the Portfolio's prospectus. The Board particularly considered the detailed investment performance reports provided by New York Life Investments' Investment Consulting Group on the Portfolios throughout the year. These reports included, among other things, information on each Portfolio's gross and net returns, each Portfolio's investment performance relative to relevant investment categories and Portfolio benchmarks, each Portfolio's risk-adjusted investment performance, and each Portfolio's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of each Portfolio as compared to peer funds.

In considering a Portfolio's investment performance, the Board focused principally on the Portfolio's long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning Portfolio investment performance, as well as discussions between the Portfolios' portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that New York Life Investments had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. With respect to the MainStay VP International Equity Portfolio, the Board considered actions taken by New York Life Investments and MacKay Shields in recent years that are designed to reduce the volatility in the Portfolio's investment performance relative to peer funds and the Portfolio's benchmark index.

With respect to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, Main-Stay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (the "Asset Allocation Portfolios"), which invest substantially all of their assets in other registered funds advised by New York Life Investments (including the Portfolios), the Board principally considered the rationale for selecting the underlying funds in which the Asset Allocation Portfolios invest, including the investment performance of those funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolios, along with ongoing efforts by New York Life Investments and the Subadvisors to enhance investment returns, supported a determination to approve the Agreements. The Portfolios disclose more information about their investment performance in the Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Portfolios' prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS REALIZED, BY NEW YORK LIFE INVESTMENTS AND EACH SUBADVISOR

The Board considered the costs of the services provided by New York Life Investments and the Subadvisors under the management and subadvisory agreements, as applicable, and the profitability of New York Life Investments and its affiliates and the Subadvisors due to their relationship with the Portfolios over various time periods. Because MacKay Shields, MSI and ICAP are affiliates of New York Life


M-350    MainStay VP Series Fund, Inc.

Investments whose subadvisory fees for advising the Portfolios are paid directly by New York Life Investments, the Board considered the cost and profitability information for New York Life Investments and these Subadvisors in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates and the Subadvisors due to their relationship with the Portfolios, the Board considered, among other things, New York Life Investments' and the Subadvisors' investments in personnel, systems, equipment and other resources necessary to manage the Portfolios, and the fact that New York Life Investments is responsible for paying the subadvisory fee for the Subadvised Portfolios. The Board acknowledged that New York Life Investments and the Subadvisors must be in a position to pay and retain experienced professional personnel to provide services to the Portfolios, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Portfolios. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from New York Life Investments and its affiliates and Epoch regarding the estimated profitability realized by them due to their overall relationship with the Portfolios. Although the Board did not receive specific profitability information from Winslow, the Board considered representations from Winslow and New York Life Investments that the subadvisory fee paid by New York Life Investments to Winslow for services provided to the MainStay VP Large Cap Growth Portfolio was the result of arm's-length negotiations. For both Epoch and Winslow, which are Subadvisors not affiliated with New York Life Investments whose fees are paid directly by New York Life Investments, the Board focused primarily on the profitability of the relationship between New York Life Investments and its affiliates and the Portfolios. The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Portfolios, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Portfolios, the Board also considered certain fall-out benefits that may be realized by New York Life Investments, its affiliates and the Subadvisors due to their relationships with the Portfolios. The Board recognized, for example, the benefits to New York Life Investments and the Subadvisors from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to New York Life Investments and the Subadvisors in exchange for commissions paid by the Portfolios with respect to trades on a Portfolio's portfolio securities. With respect to Epoch and Winslow, the Board requested and received information from these Subadvisors and New York Life Investments concerning other business relationships between Epoch or Winslow and their affiliates, on the one hand, and New York Life Investments and its affiliates, on the other. The Board requested and received assurances that these other business relationships did not impact New York Life Investments' recommendation for Epoch or Winslow to serve as Subadvisor, and that neither New York Life Investments nor its affiliates is expected to benefit in its other business relationships due to Epoch's or Winslow's engagement as a Portfolio's Subadvisor.

The Board also considered that, in addition to fees earned by New York Life Investments for managing the Portfolios, New York Life Investments affiliates also earn revenues from serving the Portfolios in various other capacities, including as the Portfolios' distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not significant. The Board noted that, although it assessed the overall profitability of the Portfolios to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Portfolios on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MacKay Shields, MSI and ICAP) and Epoch due to their relationships with the Portfolios supported the Board's determination to approve the Agreements. With respect to Winslow, the Board concluded that any profits realized by Winslow due to its relationship with the Portfolios are the result of arm's-length negotiations between New York Life Investments and Winslow, and are based on subadvisory fees paid to Winslow by New York Life Investments, not the MainStay VP Large Cap Growth Portfolio.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE PORTFOLIOS GROW

The Board also considered whether each Portfolio's expense structure permitted economies of scale to be

                                                mainstayinvestments.com    M-351

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS (CONTINUED)



shared with Portfolio investors. The Board reviewed information from New York Life Investments showing how each Portfolio's management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how each Portfolio's management fee schedule compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which each Portfolio benefits from breakpoints or expense reimbursements. While recognizing that any precise determination of economies of scale is necessarily subjective, the Board acknowledged that economies of scale may be shared with the Portfolios in a number of ways, including, for example, through the imposition of management fee breakpoints and initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Portfolio's expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of each Portfolio's expense structure as each Portfolio grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and each Portfolio's expected total ordinary operating expenses. With respect to the Subadvised Portfolios, the Board primarily considered the reasonableness of the overall management fees paid by the Portfolios to New York Life Investments, since the fees to be paid to the Subadvisors under the Agreements are paid by New York Life Investments, not the Subadvised Portfolios.

In assessing the reasonableness of each Portfolio's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisors. In addition, the Board considered information provided by New York Life Investments and certain Subadvisors on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolios. In this regard, the Board took into account explanations from New York Life Investments and the Subadvisors about the relative scope of services provided to the Portfolios as compared with New York Life Investments' and each Subadvisor's other investment advisory clients. The Board particularly considered New York Life Investments' rationale for differences in the management fees charged to certain Portfolios compared with their "retail" fund counterparts. In one instance, at the request of the Board, New York Life Investments agreed to voluntarily waive a portion of the management fee paid by the MainStay VP Balanced Portfolio.

In assessing the reasonableness of each Portfolio's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with New York Life Investments in recent years. The Board took note of New York Life Investments' commitment to voluntarily reimburse expenses of the MainStay VP Large Cap Growth Portfolio so that the Portfolio will benefit from a recent reduction in sub-advisory fees paid by New York Life Investments to Winslow.

Based on these considerations, the Board concluded that each Portfolio's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the Agreements.



M-352    MainStay VP Series Fund, Inc.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolios' securities is available without charge, upon request, (i) by calling 800-598-2019 and (ii) on the Securities and Exchange Commission's ("SEC") web site at www.sec.gov.

The Fund is required to file with the SEC the proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 800-598-2019 or on the SEC's web site at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolios' Forms N-Q are available without charge, on the SEC's web site at www.sec.gov or by calling New York Life Investments at 800-598-2019. You can also obtain and review copies of a Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.


                                                mainstayinvestments.com    M-353

MAINSTAY VP PORTFOLIOS

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

EQUITY PORTFOLIOS
MainStay VP Common Stock Portfolio
MainStay VP Growth Equity Portfolio
MainStay VP ICAP Select Equity Portfolio
MainStay VP International Equity Portfolio
MainStay VP Large Cap Growth Portfolio
MainStay VP Mid Cap Core Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP U.S. Small Cap Portfolio

BLENDED PORTFOLIOS
MainStay VP Balanced Portfolio
MainStay VP Convertible Portfolio
MainStay VP Income Builder Portfolio

INCOME PORTFOLIOS
MainStay VP Bond Portfolio
MainStay VP Cash Management Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Government Portfolio
MainStay VP High Yield Corporate Bond Portfolio

ASSET ALLOCATION PORTFOLIOS
MainStay VP Conservative Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio
MainStay VP Moderate Growth Allocation Portfolio


MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

New York, New York

SUBADVISORS

MACKAY SHIELDS LLC*

New York, New York

MADISON SQUARE INVESTORS LLC*

New York, New York

INSTITUTIONAL CAPITAL LLC*

Chicago, Illinois

EPOCH INVESTMENT PARTNERS, INC.

New York, New York

WINSLOW CAPITAL MANAGEMENT, INC.

Minneapolis, Minnesota


DISTRIBUTOR

NYLIFE DISTRIBUTORS LLC
Parsippany, New Jersey


CUSTODIAN

STATE STREET BANK AND TRUST COMPANY

Boston, Massachusetts


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP


LEGAL COUNSEL

DECHERT LLP

Some Portfolios may not be available in all products.
* An affiliate of New York Life Investment Management LLC.

                       (NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)


                       NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054

                       This report may be distributed only when preceded or accompanied by a current Fund prospectus.

                       New York Life Investment Management LLC is the investment manager to MainStay VP Series Fund, Inc.

                       MAINSTAYINVESTMENTS.COM

                       (C) 2010 by NYLIFE Distributors LLC. All rights reserved.

                       You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

                       Not a part of the Semiannual Report


-----------------------------------------------
  Not FDIC      No bank guarantee     May lose
   insured                             value
-----------------------------------------------


                       (RECYCLE LOGO)                               MSVP10-08/10

ITEM 2. CODE OF ETHICS.

     Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

     The Schedule of Investments is included as part of Item 1 of this Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.

a) Based on an evaluation of the Fund's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Fund's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Fund in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Fund's management, including the Fund's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Fund's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not Applicable.

(a)(2) Certifications of the principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of the principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP SERIES FUND, INC.


By: /s/ Stephen P. Fisher
    ---------------------------------
    Stephen P. Fisher
    President and Principal Executive
    Officer

Date: September 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.


By: /s/ Stephen P. Fisher
    ---------------------------------
    Stephen P. Fisher
    President and Principal Executive
    Officer

Date: September 3, 2010


By: /s/ Jack R. Benintende
    ---------------------------------
    Jack R. Benintende
    Treasurer and Principal Financial
    and Accounting Officer

Date: September 3, 2010

                                  EXHIBIT INDEX

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.